UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22235

AQR Funds

(Exact name of registrant as specified in charter)

Two Greenwich Plaza, 4th Floor

Greenwich, CT 06830

(Address of principal executive offices) (Zip code)

Bradley D. Asness, Esq.

Principal and Chief Legal Officer

AQR Capital Management, LLC

Two Greenwich Plaza

4th Floor

Greenwich, CT 06830

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: 203-742-3600

Date of fiscal year end: December 31

Date of reporting period: January 1, 2016 to December 31, 2016

Item 1. Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1.)

Annual Report

December 31, 2016

AQR Diversified Arbitrage Fund

AQR Equity Market Neutral Fund

AQR Global Macro Fund

AQR Long-Short Equity Fund

AQR Multi-Strategy Alternative Fund

AQR Risk-Balanced Commodities Strategy Fund

AQR Risk Parity Fund

AQR Risk Parity II HV Fund

AQR Risk Parity II MV Fund

AQR Style Premia Alternative Fund

AQR Style Premia Alternative LV Fund

Shareholder Letter (Unaudited)

AQR DIVERSIFIED ARBITRAGE FUND

Jacques Friedman

Principal

Ronen Israel

Principal

Mark Mitchell Ph.D.

Founding Principal, CNH Partners

Todd Pulvino, Ph.D.

Founding Principal, CNH Partners

Dear Shareholder:

The AQR Diversified Arbitrage Fund (the “Fund”) invests in merger arbitrage, convertible arbitrage, and event-driven strategies. The investment process seeks to efficiently capture a liquidity premium around corporate control and capital raising events by maintaining a diversified portfolio of corporate securities. Over the 2016 calendar year, the Fund’s Class I shares returned +7.6%, despite continued regulatory headwinds in merger arbitrage and a slow primary market in convertible bonds. As described below, the event-driven strategy performance attribution ranked highest amongst all three positively-contributing core strategies in which the Fund invests. Since its inception on January 15, 2009, the Fund’s correlation with overall equity and credit markets continues to be low. Based on monthly returns since inception through December 31, 2016, the Fund’s equity market beta (relative to the S&P 500 Total Return Index®) is 0.06, its annualized volatility is 3.0% and its Sharpe ratio is 0.7.

Fund Description

Unlike textbook arbitrage that requires no capital and where identical securities can simultaneously be bought and sold for different prices, corporate arbitrage investments require significant capital and involve the purchase and sale of related but not identical securities at advantageous prices. For example, in merger arbitrage, the target stock can often be purchased for a price that is less than the merger consideration offered by the acquiring company. Arbitrageurs attempt to capture this difference by buying the target stock, and in the case of a stock merger, short-selling the acquirer’s stock. Similarly, in the case of convertible arbitrage, investors typically purchase a convertible bond at a price below fundamental value and hedge the risk of the underlying equity call option that is embedded in the bond by short selling the issuer’s common stock. Arbitrageurs generally profit when the prices of securities purchased increase relative to their fundamental values.

Like merger arbitrage and convertible arbitrage, the event-driven strategies employed by the Fund involve the purchase of securities around corporate events at discounts to their fundamental values. For every investment, an attempt is made to hedge the embedded systematic risk. Where there is no direct hedge for a purchased security, correlated indirect hedges are employed. For example, systematic equity market risk is hedged by shorting S&P 500 futures. Similarly, credit and interest rate risks are hedged using derivative contracts (credit default swap indices and Treasury futures). Although indirect hedges effectively mitigate systematic risk (e.g. beta) on average, they expose the Fund to basis risk – the basket of securities purchased around corporate events do not necessarily move in lockstep with the hedging instruments.

Performance Attribution

Over a long horizon, we expect arbitrage returns to have a low correlation to equity and credit markets and exceed short-term Treasury bill performance by an average of 3% to 4%. In some years, as in 2014 and 2015, arbitrage investments will fail to reach this excess return expectation. In other years, as in 2016, arbitrage strategies will generate returns that are greater than the long-run expected average. Since its inception in 2009, the Fund has averaged 2.0% above short-term Treasury bills annually, slightly below expectations for the long-term horizon. Albeit below expectations, the Fund’s performance is not surprising given the macro-economic distortions caused by record low interest rates since the financial crisis, including suppression of convertible bond issuance.

The Fund’s Class I shares +7.6% return in 2016 resulted from contributions of approximately +6.0% from event-driven investments, +1.3% from merger arbitrage, and +0.3% from convertible arbitrage. Within the event-driven strategy, each of the individual sub-strategies generated positive returns in 2016. The most profitable sub-strategy involves Special Purpose Acquisition Companies (“SPACs”). SPACs are publicly-traded private equity vehicles where sponsors raise capital via an IPO and spend the next one to two years searching for assets to be acquired using the IPO proceeds. SPAC investors have the option of maintaining an equity interest in the acquired assets or redeeming their interests for cash and a Treasury bill return. In addition to the option to swap their Treasury bill exposure for equity exposure in the acquired assets, SPAC investors that purchase shares in the IPO are typically given

AQR Funds	Annual Report	December 2016

Shareholder Letter (Unaudited)

AQR DIVERSIFIED ARBITRAGE FUND

warrants that become convertible into common stock should the SPAC sponsor successfully consummate an acquisition. The Fund generally does not assume risk in the post-acquisition equity and instead optimally sells its shares in the market or redeems them for cash. Warrants are typically retained and, when feasible, hedged via short positions in the underlying stocks. In 2016, a number of SPAC acquisitions were successfully consummated creating profits in both SPAC shares and SPAC warrants.

The biggest winner in the event-driven category was a negative stub value trade, namely a long position in Yahoo and a short position in Alibaba. Yahoo has been trying for a couple of years to restructure by separating its core assets from its equity ownership in Alibaba and Yahoo! Japan. Although the situation is still fluid and continues to bear downside risk, Yahoo’s restructuring has made progress and this generated positive returns for the Fund.

Merger arbitrage contributed positively to the Fund’s returns. The 1.2% contribution was broad based with the biggest contributor in the merger arbitrage sector contributing approximately 0.1% to the Fund’s 2016 return. Like 2015, the primary source of deal failure, and therefore losses, was regulatory action. The federal government took a number of steps to block mergers in 2016, including the Treasury’s alteration of inter-company lending rules to thwart Allergan’s takeover of Pfizer, the Department of Justice (“DOJ”) filing suit to block a couple of health insurance mergers, and the Federal Trade Commission (“FTC”) litigating to block Staples’ merger with Office Depot. On the positive side, deal flow continued the strength exhibited in 2015 allowing merger arbitrage portfolios to be well-diversified. As a result, positive returns from the majority of mergers that were consummated as planned more than offset negative returns that resulted from regulatory actions.

Unlike merger arbitrage, new deal flow in the convertible market remained slow in 2016. Approximately $35 billion of new convertible bonds were issued in 2016 and $42 billion matured or were redeemed. Slow growth of the convertible market that has persisted since the financial crisis is the result of historically low interest rates which keep the level of coupons on newly issued corporate debt low thereby mitigating the incentive for companies to further reduce cash coupons by including a call option in the debt contract. Although the new-issue market was not as active as we would have liked, the Federal Reserve’s December increase in short-term interest rates seems to have increased companies’ appetites to issue convertible bonds. In December, $4 billion of new convertible bonds were issued (compared to less than $1 billion in each of the prior two months) and bankers are suggesting that the pipeline for future deals is robust.

Despite the slow primary market for convertible bonds, convertible arbitrage contributed +0.3% to the Fund’s 2016 return. This positive return was driven partially by overall decrease in the discount to theoretical value (“richening”) in the convertible market – the discount of the median equity-sensitive convertible bond’s market price compared to its theoretical value decreased from 1.5% at the beginning of the year to 0% by the end of the year. Although there were bankruptcies by convertible issuers that generated losses, these were largely offset by positive events. Volatility, particularly in the energy sector, allowed frequent hedge adjustments generating significant profits for the Fund.

Looking Forward

2016 was an above average year for corporate arbitrage strategies, and although we don’t expect a repeat in 2017, the overall environment remains conducive to positive returns. In the convertible bond market, prices are not particularly cheap. However, from a macroeconomic perspective, rising interest rates will likely cause a continuation of the uptick in the primary market issuance of convertible bonds observed in December. Similarly, in merger arbitrage, spreads are relatively tight, but recent deal flow has been strong in high quality deals that are likely to complete without trouble. Regulatory risk remains in a sub-set of legacy deals, although we expect the government to be less aggressive in blocking newly announced mergers than it has been in recent years. Predicting opportunities in the event-driven strategy is more difficult. However, even if only a small fraction of the firms that have issued high yield debt over the past several years face difficulties, opportunities to make distressed investments will be plentiful. Relative to prior years where we have experienced strong headwinds in identifying opportunities for investment, we expect investment opportunities to be about average in 2017. Irrespective of where the Fund deploys capital in 2017, we will continue to hedge systematic equity, credit, and interest rate market risks, with the intention of delivering uncorrelated excess returns.1

[1]	Note that the Fund utilizes various derivatives instruments (e.g., futures, options, forwards, and swaps), primarily to hedge systematic risks including credit risk and interest rate risk. While the purpose of employing derivatives instruments is to decrease the Fund’s overall risk, hedging instruments are imperfect tools and their effectiveness depends on the degree of price correlation between the derivative instruments and the assets being hedged. Imperfect correlation may be caused by several factors, including temporary price disparities between derivative markets and markets for the underlying assets.

AQR Funds	Annual Report	December 2016

Shareholder Letter (Unaudited)

AQR DIVERSIFIED ARBITRAGE FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2016 AQR DIVERSIFIED ARBITRAGE FUND
	1 Year	3 Year	5 Year	Since Inception	Date of Inception
Fund - Class I: ADAIX	7.63%*	-0.94%	0.38%	2.08%	1/15/2009
Fund - Class N: ADANX	7.27%*	-1.17%	0.13%	1.81%	1/15/2009
Fund - Class R6: QDARX	7.64%*	na	na	-1.52%	9/2/2014

BofA Merrill Lynch 3-Month U.S. Treasury Bill IndexSM	0.33%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/R6 shares are 2.58%, 2.83% and 2.50%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

*	Total return information is based on net asset values calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at 12/31/2016 for financial reporting purposes, and as a result, the net asset values for shareholder transactions and the total returns based on those net asset values differ from the adjusted net asset values and total returns for financial reporting.

AQR DIVERSIFIED ARBITRAGE FUND VS. BOFA MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEXSM VALUE OF $10,000 INVESTED ON 01/15/2009

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2016

Shareholder Letter (Unaudited)

AQR EQUITY MARKET NEUTRAL FUND

Michele Aghassi

Principal

Andrea Frazzini

Principal

Jacques Friedman

Principal

Ronen Israel

Principal

Dear Shareholder:

The AQR Equity Market Neutral Fund (the “Fund”) seeks to provide investors with returns from potential gains of its long and short equity positions. The Fund is designed to be market- or beta-neutral, meaning the Fund seeks to achieve returns that are not closely correlated with the returns of the equity markets in which the Fund invests. Accordingly, the Fund, on average, intends to target a portfolio beta of zero over a normal business cycle.

Since the Fund targets a beta of zero, an appropriate benchmark is U.S. cash returns, which remain at near-zero levels. In 2016, the Fund handily outperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill IndexSM, its benchmark, with the Class I shares returning 5.85% vs the benchmark return of 0.33% during this period.

Fund returns were driven by strong performance of our valuation, investor sentiment, and quality investment themes. In contrast, our momentum themes underperformed in 2016. Geographically, stocks in the U.S. and Japan contributed the most to overall returns, while in Canada and Hong Kong stock selection detracted most from returns. At the sector level, the stock selection strategy worked best in information technology and industrials in 2016.

The Fund ended the year with a highly diversified stock portfolio of 935 long positions and 844 short positions, including its long/short equity positions within Total Return Basket Swaps. Securities remained globally diversified with nearly 40% of the Fund invested outside of the U.S. The Fund does take small industry views. As of the end of the year, our largest sector overweights were in industrials and materials, while our largest underweights were in consumer discretionary and health care.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2016 AQR EQUITY MARKET NEUTRAL FUND
	1 Year	Since Inception	Date of Inception
Fund - Class I: QMNIX	5.85%	13.19%	10/7/2014
Fund - Class N: QMNNX	5.43%	12.88%	10/7/2014
Fund - Class R6: QMNRX	5.82%	13.23%	10/7/2014

BofA Merrill Lynch 3-Month U.S. Treasury Bill IndexSM	0.33%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/R6 shares are 2.22%, 2.46% and 3.10%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR Funds	Annual Report	December 2016

Shareholder Letter (Unaudited)

AQR EQUITY MARKET NEUTRAL FUND

AQR EQUITY MARKET NEUTRAL FUND VS. BOFA MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEXSM VALUE OF $10,000 INVESTED ON 10/07/2014

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2016

Shareholder Letter (Unaudited)

AQR GLOBAL MACRO FUND

John Liew

Founding Principal

Michael Katz

Principal

Jordan Brooks

Managing Director

David Kupersmith

Managing Director

Dear Shareholders:

The AQR Global Macro Mutual Fund (the “Fund”) invests across four liquid asset classes: fixed income, currencies, commodities and equities. Within each asset class, the Fund takes both relative value and directional positions. The strategy is long-term market-neutral, but can take directional views over the short- term. The targeted annualized volatility for the Fund is 10%, on average, which varies modestly over time based on attractiveness of opportunities within the different asset classes that we trade. The Fund’s strategy trades predominately on macroeconomic news and trends, using a systematic, bottom-up approach that integrates both quantitative and discretionary trading signals.

Our investment philosophy is rooted in the insight that financial markets tend to underreact to macroeconomic news. This implies that macroeconomic news tends to have a persistent effect on asset prices. Our strategy seeks to take advantage of this tendency by investing across liquid markets on the basis of macroeconomic news and trends, an investment approach we call macro momentum. We form macro momentum views by evaluating both quantitative and discretionary indicators across a variety of dimensions, from growth and inflation to monetary policy and international trade. By integrating both quantitative and discretionary indicators of macro momentum in a bottom-up, risk-controlled portfolio construction, we capture the best features of both approaches while maintaining the benefits of a systematic and disciplined process.

Macro momentum is at the core of our investment philosophy and we also consider price momentum, value and carry indicators. This multifactor approach provides a more holistic picture of each asset’s attractiveness than trading on macro momentum alone. Macro momentum tends to drive asset positioning (long or short) in our portfolio, however the degree of agreement between macro momentum, on the one hand, and price momentum, value and carry, on the other, determines ultimate position sizing. The bottom-up portfolio construction – in which we evaluate the attractiveness of each asset across a large number of dimensions – allows us to build a highly diversified portfolio that does not depend on a few “best ideas.”

The Fund’s benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill IndexSM, was up +0.33% over the course of 2016. The Fund underperformed this benchmark, with the Class I shares returning +0.02% net of fees on the year. The Fund experienced gains in fixed income (developed interest rates up +1.51%, although somewhat offset by developed bond markets which was down -0.23% and yield curve which was down -0.22%) and in equities (emerging equities up +0.61% although somewhat offset by developed equities which was down -0.32%). The Fund saw losses in currencies (developed currencies down -1.41% although somewhat offset by emerging currencies which was up +0.72%) and commodities (down -0.63%).

Equity markets broadly sold off over the month of January and into the first half of February, as oil prices continued to fall, concerns over slower growth in China and the potential of a global recession increased. Equity markets bounced off their lows as oil prices rallied and the Federal Reserve took a more dovish stance than expected at the March monetary policy meeting. Volatility returned in June leading up to the U.K.’s European Union referendum vote and equity markets sold off sharply on June 24th following a surprise “Leave” vote. The U.S. presidential election gave rise to large moves across asset classes during the fourth quarter. Developed sovereign bonds, which had already been under pressure in October due to stronger than expected economic data in the U.S. and Europe, suffered a large selloff after the surprise result of the presidential election. Ultimately, major bond markets experienced their worst quarter in decades. In contrast to the weakness seen in bond markets, developed stocks fared quite well. U.S. indexes such as the S&P500, Dow Jones Industrial Average, and Nasdaq Composite, all rose to new record highs towards the end of the year.

Developed Interest Rates

The Fund’s developed interest rates strategy was the largest contributor. Gains were concentrated in directional views, with larger positive returns seen in a long Japanese interest rate swaps position in the first and second quarters, a long U.K. interest rate swaps position in the second and third quarters and a short U.S. interest rate swaps view in the fourth quarter. The long Japanese interest rate swaps

AQR Funds	Annual Report	December 2016

Shareholder Letter (Unaudited)

AQR GLOBAL MACRO FUND

position was driven by currency appreciation and expectations of more dovish monetary policy. The Fund’s position performed well as the Bank of Japan surprised markets on January 29th by cutting its deposit rate into negative territory. The long U.K. interest rate swaps position was driven by lower growth and inflation forecast revisions, negative equity market momentum and positive price momentum. U.K. interest rate swaps were volatile over the second quarter, due to the changing odds of the U.K.’s June 23rd European Union referendum vote. After U.K. voters surprised markets by voting to leave the European Union, U.K. interest rate swaps rallied sharply. The third quarter saw further gains in the long U.K. interest rate swaps position, as the Bank of England announced a larger than expected easing package at the beginning of August. The Fund was short U.S. interest rate swaps in the fourth quarter on positive equity market momentum, bearish monetary policy factors and negative price momentum. U.S. interest rate swaps sold off over the fourth quarter, weighed down by increased inflation expectations, increased expectations of meaningful fiscal stimulus under a Trump presidency and a more hawkish than expected Federal Reserve at its December monetary policy meeting.

Emerging Currencies

The emerging currencies strategy also performed well, with gains concentrated in the fourth quarter. A long position in the Brazilian real was a meaningful contributor. The Fund was long the Brazilian real on positive equity market momentum, positive growth forecast revisions, positive current account dynamics and positive price momentum. The Brazilian real performed well, as the government saw progress on reform measures. A long Russian ruble position over the fourth quarter also contributed to returns. The ruble position was supported by positive equity momentum, positive current account dynamics, attractive carry and positive price momentum. The ruble performed well, boosted by higher oil prices, a meaningful export for the country, and increased expectations of more friendly relations with the U.S. under a Trump presidency.

Developed Currencies

The developed currency strategy was the largest detractor, with losses concentrated in the fourth quarter. A long position in the Japanese yen was the largest detractor over the fourth quarter. The long position was supported by favorable current account dynamics, bullish option sentiment and attractive value. The Japanese yen sold off on improved risk sentiment after the U.S. election and diverging interest rates between the U.S. and Japan, which was aided by the Bank of Japan’s yield curve control policy. A short position in the Canadian dollar, driven by negative growth forecast revisions, negative current account dynamics and negative price momentum also saw losses. The Canadian dollar depreciated against the U.S. dollar, but outperformed the cross section, benefiting from a rally in oil prices and stronger than expected growth and employment data

Commodities

The Fund’s directional commodities strategies also detracted over the year. The largest losses were seen in the first and second quarters in the Fund’s agricultural related commodities positions. Notably, short positions in soybeans and soymeal detracted. These positions were driven by dollar appreciation, downward revisions to growth and industrial production forecasts in commodity consuming countries, unattractive carry and negative price momentum. Soybeans and soymeal rallied over the first two quarters, boosted by heavy rainfall and flooding in Argentina, the world’s third largest producer of soybeans and increased demand for livestock feed. Further, United States Department of Agriculture estimates for soybean acreage and ending inventory were lower than expected. Losses were partially offset by a long copper position in the Fund’s directional metals strategy. The long copper position was supported by positive equity market momentum and attractive value. Copper performed well in the fourth quarter, boosted by supply disruptions and expectations of increased infrastructure spending in the U.S. under a Trump presidency.

AQR Funds	Annual Report	December 2016

Shareholder Letter (Unaudited)

AQR GLOBAL MACRO FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2016 AQR GLOBAL MACRO FUND
	1 Year	Since Inception	Date of Inception
Fund - Class I: QGMIX	0.02%	0.48%	4/8/2014
Fund - Class N: QGMNX	-0.19%	0.22%	4/8/2014
Fund - Class R6: QGMRX	0.14%	1.84%	9/2/2014

BofA Merrill Lynch 3-Month U.S. Treasury Bill IndexSM	0.33%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/R6 shares are 1.83%, 1.93% and 1.77%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR GLOBAL MACRO FUND VS. BOFA MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEXSM VALUE OF $10,000 INVESTED ON 04/08/2014

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2016

Shareholder Letter (Unaudited)

AQR LONG-SHORT EQUITY FUND

Michele Aghassi

Principal

Andrea Frazzini

Principal

Jacques Friedman

Principal

Hoon Kim

Principal

Dear Shareholder:

The AQR Long/Short Equity Fund (the “Fund”) seeks to provide higher risk-adjusted returns with lower volatility relative to global equity markets. It does so using three different sources of return: 1) the potential gains from its long/short equity positions by entering into Total Return Basket Swaps, 2) overall exposure to equity markets, through the use of Futures contracts, and 3) the tactical variation of its net exposure to equity markets. The strategy primarily seeks to add alpha via its long/short (market-neutral) stock portfolio. It also manages its beta relative to the MSCI World Index** (“MSCI World”) to a long-term target of 0.5, and within a shorter-term range of 0.3 to 0.7, depending on our market views.

Global developed equity markets performed positively in 2016, with the MSCI World Index returning 7.51%. The Fund’s custom benchmark (0.5 * MSCI World + 0.5* Bofa Merrill Lynch 3-Month U.S. Treasury Bill IndexSM) delivered a more modest returns of 4.00% over this period. The Fund handily outperformed both this benchmark and the overall MSCI World index, with the Class I shares returning 11.09%.

The stock selection strategy, through the use of basket swaps, contributed to the majority of the outperformance and returned 6.40% for the year. Returns were driven by the strong performance of our valuation, investor sentiment, and quality investment themes. Conversely, our momentum themes underperformed. Geographically, stocks in the U.S. and Japan contributed the most to overall returns, while Canadian and U.K. stocks detracted from performance. At the sector level, the stock selection strategy worked best in information technology and industrials sectors.

The Fund also benefited from its static long-term beta exposure of 0.5 to the MSCI World, given this index’s positive performance in 2016. In addition, our tactical market exposure (the desired deviation from a beta of 0.5) modestly contributed to outperformance.

The Fund ended the year with a highly diversified stock portfolio of 967 long positions and 883 short positions, including its long/short equity positions within Total Return Basket Swaps. Securities remained globally diversified, with nearly 40% of the Fund invested outside of the U.S. The stock selection strategy does take small industry views. As of the end of the year, our largest sector overweights were in industrials and materials, while our largest underweights were in health care and consumer discretionary.

Our tactical market view was slightly negative at the end of the year and as a consequence, our ex-ante beta to the MSCI World was 0.48, slightly below our static long-term beta exposure of 0.5.

AQR Funds	Annual Report	December 2016

Shareholder Letter (Unaudited)

AQR LONG-SHORT EQUITY FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2016 AQR LONG-SHORT EQUITY FUND
	1 Year	3 Year	Since Inception	Date of Inception
Fund - Class I: QLEIX	11.09%	14.32%	15.79%	7/16/2013
Fund - Class N: QLENX	10.80%	14.02%	15.49%	7/16/2013
Fund - Class R6: QLERX	11.22%*	na	14.96%	9/2/2014

50% MSCI World index**/50% BofA Merrill Lynch 3-Month U.S. Treasury Bill IndexSM	4.00%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/R6 shares are 1.91%, 2.17% and 1.82%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

*	Total return information is based on net asset values calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at 12/31/2016 for financial reporting purposes, and as a result, the net asset values for shareholder transactions and the total returns based on those net asset values differ from the adjusted net asset values and total returns for financial reporting.

AQR LONG-SHORT EQUITY FUND VS. BOFA MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEXSM VALUE OF $10,000 INVESTED ON 07/16/2013

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

**	MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

AQR Funds	Annual Report	December 2016

Shareholder Letter (Unaudited)

AQR MULTI-STRATEGY ALTERNATIVE FUND

Jacques Friedman

Principal

Ronen Israel

Principal

Michael Katz

Principal

John Liew

Founding Principal

Mark Mitchell, Ph.D.

Founding Principal, CNH Partners

Todd Pulvino, Ph.D.

Founding Principal, CNH Partners

Dear Shareholder:

The Fund’s Class I shares returned -0.20% in 2016. For the year, the Fund realized +6.0% annualized daily volatility and a -0.4 correlation to equities. The BofA Merrill Lynch 3-Month U.S. Treasury Bill IndexSM, which is the fund’s benchmark, had a slight positive return of +0.33%. The hedge fund industry, as measured by its representative indices, posted gains, with the Credit Suisse Hedge Fund IndexSM (“CS Index”) gaining +1.26% and the HFRITM Fund Weighted Composite Index (“HFRI Index”) gaining +5.58% net of fees for the year. These indices had monthly correlations to global equities, as represented by the MSCI World Index**, of +0.7 and +0.9, respectively in the past 24 months.

Six of the Fund’s nine strategies had positive results for the year. The Arbitrage strategies in aggregate were the largest source of profits, with even contributions from both Event Driven and Convertible arbitrage strategies. The stock selection strategy group also contributed positively, while macro strategies detracted from gains.

Following is a more detailed review of the three strategy groups

Arbitrage Strategies – Both Event Driven (+1.1%) and Convertible Arbitrage (+0.9%) contributed to performance this year. Gains from mergers were not concentrated in any particular deal but rather were the product of numerous relatively small gains. In fact, the largest profit from any deal (CIBC/PrivateBancorp) was less than +0.2%. Low rate of deal cancellations (10 of 242) and a compression on the median annualized deal spread in the portfolio throughout the year generated a tailwind to returns. The solid gains in Convertible Arbitrage resulted from the universe of convertible securities richening relative to fair value. Gains were broad, occurring in more than 80% of the holdings.

Stock Selection Strategies – Dedicated Equity Market Neutral (+1.9%) and Dedicated Short Bias (+1.1%) contributed while Long/Short Equity lost (-2.3%) in light of market reversals that particularly affected momentum strategies. The net effect of the directional components of Long/Short Equity and Dedicated Short Bias was slightly down (-0.2%), with the remaining stock selection gains all coming from market neutral themes within the three strategies. Among the underlying themes, the largest contributors this year came from valuation and investor sentiment themes, while momentum generated the largest losses.

Macro Strategies – As a group, macro strategies generated negative returns driven mostly by Managed Futures (-2.0%). Trend following generated negative returns in three out of the four asset classes. Most of the losses came from commodities as price reversals, especially in the second half of the year, generated mistimed positions driven by both short and long-term signals. Among the noteworthy events that generated the prices swings include OPEC’s agreement to cut oil production and the U.S. election. Within commodities, losses were driven by energy and precious metals. Global Macro (+0.76%) offset some of the losses given relative large gains in developed currencies, especially from a long position Japanese Yen in the second quarter. Gains in developed currencies were supported by positive returns in commodities and, in aggregated terms, these more than counterbalance losses elsewhere. Fixed Income relative value (+0.41%) also contributed positively over the year with almost all gains being driven by the currency-oriented strategy as 8 out of the 10 traded positions generated profits.

**	MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

AQR Funds	Annual Report	December 2016

Shareholder Letter (Unaudited)

AQR MULTI-STRATEGY ALTERNATIVE FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2016 AQR MULTI-STRATEGY ALTERNATIVE FUND
	1 Year	3 Year	5 Year	Since Inception	Date of Inception
Fund - Class I: ASAIX	-0.20%	5.38%	4.58%	3.69%	7/18/2011
Fund - Class N: ASANX	-0.40%*	5.14%	4.33%	3.45%	7/18/2011
Fund - Class R6: QSARX	-0.10%	na	na	6.62%	9/2/2014

BofA Merrill Lynch 3-Month U.S. Treasury Bill IndexSM	0.33%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/R6 shares are 2.46%, 2.73% and 2.38%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance

*	Total return information is based on net asset values calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at 12/31/2016 for financial reporting purposes, and as a result, the net asset values for shareholder transactions and the total returns based on those net asset values differ from the adjusted net asset values and total returns for financial reporting.

AQR MULTI-STRATEGY ALTERNATIVE FUND VS. BOFA MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEXSM VALUE OF $10,000 INVESTED ON 07/18/2011

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2016

Shareholder Letter (Unaudited)

AQR RISK-BALANCED COMMODITIES STRATEGY FUND

Brian Hurst

Principal

Ari Levine

Principal

Yao Hua Ooi

Principal

Dear Shareholder:

The AQR Risk-Balanced Commodities Fund (the “Fund”) Class I shares returned 16.6% in 2016, as energy and base metal prices rose significantly. Earlier this year, supply and demand effects both contributed to the rally in oil prices, with Canadian wildfires and militant attacks in Nigeria reducing production estimates while demand from India, China, and Russia exceeded expectations. The petroleum complex later rallied on news that Organization of the Petroleum Exporting Countries (OPEC) had reached an agreement to cap production. For base metals, increased demand from China, decreasing stockpiles and news of mine closures contributed to the rise in prices.

While the Class I shares were up 16.6% in 2016, the Fund’s benchmark, the Bloomberg Commodity Total Return IndexSM (“BCOM”) was up 11.8%, which means that the Fund outperformed its benchmark by 4.8%. This brings the three-year outperformance to 3.7% annualized, and the since inception outperformance to 0.8% annualized. While the fund uses the BCOM as a benchmark, we do not aim to replicate it. The Fund’s construction is sufficiently different than the benchmark and we would expect a difference in the performance of the Fund and this benchmark. Specifically, we expect the magnitude of performance differences to be 10% per year on average, in either direction.

The outperformance in 2016 relative to the passive BCOM benchmark was due to a number of factors. The largest source of outperformance was the volatility targeting, which led to higher levels of exposure to commodities, but the reduction in volatility due to our drawdown control process partly offset these gains. Tactical models also contributed significantly to the outperformance, with gains primarily driven by tactical views in agriculturals. The outperformance to the benchmark was reduced due to the Fund’s risk-balanced strategic allocation. Given the strong performance in the energies, the Fund’s lower exposure to energies relative to its benchmark reduced the outperformance.

The Fund began the year at a volatility target of 11.3%, reflecting both a lowered strategic risk target due to drawdown control and bearish tactical views on commodities. At year-end, the fund was no longer in drawdown control and had more mixed tactical views. As a result, the volatility target of the Fund was 18.3%, close to its 18% long run target.

The strategic portion of the portfolio returned 13.9%, and tactical tilts added 2.7%. The strategic return in this attribution is the return to a long-only portfolio with risk-balanced sector weights and an annual volatility target of 18% (subject to drawdown control). The tactical returns are the returns from the active views in the individual commodities and sectors.

Relative value strategies in agriculturals and softs contributed the most to the positive tactical performance this year, while relative value strategies in base metals detracted. Within agricultural commodities, the fund was overweight soybeans and underweight wheat, contributing meaningfully to performance. In softs, the positive tactical performance is mostly attributable to value signals. In base metals, momentum signals contributed negatively to tactical performance. Negative performance from individual asset timing models, including both fundamental and technical signals, also reduced tactical performance.

At year-end, the Fund’s tactical positioning reflected mixed views on commodities. While short term results can be noisy, we believe the Fund’s broader diversification, strong risk management and active commodity selection can ultimately deliver more steady volatility and strong returns across market environments in the long term.

AQR Funds	Annual Report	December 2016

Shareholder Letter (Unaudited)

AQR RISK-BALANCED COMMODITIES STRATEGY FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2016 AQR RISK-BALANCED COMMODITIES STRATEGY FUND
	1 Year	3 Year	Since Inception	Date of Inception
Fund - Class I: ARCIX	16.58%	-7.54%	-9.01%	7/9/2012
Fund - Class N: ARCNX	16.16%	-7.82%	-9.26%	7/9/2012
Fund - Class R6: QRCRX	16.61%	na	-10.95%	9/2/2014

Bloomberg Commodity Total Return IndexSM	11.77%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/R6 shares are 1.22%, 1.56% and 1.19%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR RISK-BALANCED COMMODITIES STRATEGY FUND VS. BLOOMBERG COMMODITY TOTAL RETURN INDEXSM VALUE OF $10,000 INVESTED ON 07/09/2012

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2016

Shareholder Letter (Unaudited)

AQR RISK PARITY FUND

John Liew

Founding Principal

Brian Hurst

Principal

Michael Mendelson

Principal

Yao Hua Ooi

Principal

John J. Huss

Managing Director

Dear Shareholder:

Through the use of derivatives such as futures and swaps, the AQR Risk Parity Fund (the “Fund”) invests across a wide variety of global markets – including developed- and emerging-market equities, nominal and inflation-linked government bonds, commodities, global credit, and emerging currencies – in an attempt to build a truly diversified portfolio where all markets matter, but no one market matters too much. Risk parity investing involves allocating to investments by risk, which means that instruments with less risk will generally be allocated more capital than instruments that are deemed riskier. As markets move through different risk regimes, the portfolio is dynamically adjusted with the goal of keeping overall portfolio risk and the balance of risk across asset classes fairly steady through time. We believe this leads to more consistent results, reduces tail risks, and enables the investor to remain invested through difficult market environments. In addition to adjusting position sizes to control for increasing or decreasing risk expectations, we also overlay modest asset tilts based on AQR’s proprietary expected-return models, which include signals based on carry, momentum, valuation, and other important economic variables. These tilts allow the portfolio to get over- and underweight a broad array of global markets. The ultimate goal is to build a portfolio that in the long run will deliver higher returns at a risk level similar to that of traditional portfolios by combining a better asset allocation with return-boosting tactical tilts.

The Fund is expected to remain long all of the markets in which it invests while averaging a moderate (below 0.5 on average) beta to the stock market over a full market cycle. The targeted annualized volatility for the Fund is 10%, on average, which varies modestly over time based on our perceptions of tactical opportunities within the different asset classes it trades. The Fund started the year below the 10% long-term average driven by the Fund’s risk management policies, which entered the year with a temporary fund-wide reduction in portfolio volatility, as well as bearish tactical views in fixed income, credit, and inflation-sensitive assets. By the end of the year the Fund’s volatility was near its long-term target as bullish tactical views in equities and commodities were offset by bearish views in nominal and inflation-linked bonds.

Total exposures ended the year higher than where they began, driven by decreased forecasted risk, a shift away from bearish tactical tilts, and the Fund’s return to its long-term risk target, which was temporarily at a reduced level entering the year as a result of the portfolio’s risk management processes. Equities, credit, and inflation-sensitive assets all experienced increased year-over-year exposures. Nominal fixed income exposures ended the year lower than where they began on increased volatility and bearish active views. For the year ended December 31, 2016, the Fund’s Class I shares returned +10.10% and realized an annualized volatility of 8.8%. During this period, the Fund’s benchmark the 60% S&P 500 Index®/40% Barclays® U.S. Aggregate Bond Index returned +8.31% at an average realized volatility of 7.0% and the BofA Merrill Lynch 3-Month U.S. Treasury Bill IndexSM returned +0.33%. The Fund’s net assets across all share classes were over $400 million at the end of 2016. The Fund experienced gains in all four major risk sources for the full year. To the net total return of +10.10% for 2016, inflation-sensitive assets contributed +4.0%, fixed income contributed +2.5%, credit-related assets contributed +2.2%, and equities contributed +1.4%. Tactical tilts detracted from performance in all asset classes except fixed income.

Equities contributed positively as developed equity markets rallied in the second half of the year. U.S. equity markets outperformed on better-than-expected economic data as well as expectations of fiscal stimulus and market-friendly policies following the U.S. election. U.K. markets also performed well on a weaker pound and a surprisingly accommodative Bank of England following the Brexit vote. Emerging equities gained, but underperformed developed markets due to a weak fourth quarter, caused by fears of increasing tension in global trade policy. Nominal bonds contributed positively on the year. U.K gilts and German bunds outperformed as their central banks were surprisingly accommodative. U.S. treasuries gained, but underperformed, on robust employment data and expectations that the new U.S. administration will pursue stimulative fiscal policy. Inflation-sensitive assets contributed to the Fund. Commodity markets rallied, led by gains in energies and base metals which benefited from expectations of reduced production. Inflation-linked bonds outperformed nominals, buoyed by expectations of higher inflation in the U.S. and U.K. Credit assets performed positively as credit spreads gained on improved risk sentiment and emerging currencies strengthen as commodities rebounded and developed central banks remained accommodative.

AQR Funds	Annual Report	December 2016

Shareholder Letter (Unaudited)

AQR RISK PARITY FUND

Tactical tilts in equities detracted from performance, driven mostly from trend reversals and relative-value views within developed equities. Active views in inflation-sensitive assets detracted on bearish inflation-linked bonds timing signals and trend reversals in commodities. Tactical tilts also detracted in credit assets on bearish views in credit spreads. Fixed income active views contributed positively, driven by bullish trend-following views in the first quarter and bearish timing tilts in the fourth quarter. Going forward, the portfolio is tactically underweight in fixed income, tactically overweight equities and inflation-sensitive assets and relatively neutral credit assets.

As all major asset classes performed positively on the year, it is no surprise risk parity outperformed; years when everything goes up tend to be particularly fruitful for risk parity strategies. The great strength of risk parity is the limited, humble assumptions necessary to believe in the strategy. If you believe that taking market risk in the major asset classes is rewarded on average, that their risk-adjusted returns are more similar than they are different, and that they tend to pay off at somewhat different times, then the case for risk parity is a sound one. We remain confident that the diversification benefits of a risk parity approach provide a sound allocation for the wide variety of potential market environments we may face in the coming years.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2016 AQR RISK PARITY FUND
	1 Year	3 Year	5 Year	Since Inception	Date of Inception
Fund - Class I: AQRIX	10.10%	2.69%	4.38%	4.99%	9/29/2010
Fund - Class N: AQRNX	9.66%	2.41%	4.08%	4.70%	9/29/2010
Fund - Class R6: AQRRX	10.06%	na	na	-1.19%	9/2/2014

BofA Merrill Lynch 3-Month U.S. Treasury Bill IndexSM	0.33%

60% S&P 500 Index®/40% Barclays® U.S. Aggregate Bond Index	8.31%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/R6 shares are 0.99%, 1.24% and 0.91%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR Funds	Annual Report	December 2016

Shareholder Letter (Unaudited)

AQR RISK PARITY FUND

AQR RISK PARITY FUND VS. BOFA MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEXSM/ 60% S&P 500®/ 40% BARCLAYS® U.S. AGGREGATE BOND INDEX VALUE OF $10,000 INVESTED ON 09/29/2010

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2016

Shareholder Letter (Unaudited)

AQR RISK PARITY II HV FUND

John Liew

Founding Principal

Brian Hurst

Principal

Michael Mendelson

Principal

Yao Hua Ooi

Principal

John J. Huss

Managing Director

Dear Shareholder:

Through the use of derivatives such as futures and swaps, the AQR Risk Parity II HV Fund (the “Fund”) invests across a wide variety of global markets – including developed- and emerging-market equities, nominal and inflation-linked government bonds, and commodities – in an attempt to build a truly diversified portfolio where all markets matter, but no one market matters too much. Risk parity investing involves allocating to investments by risk, which means that instruments with less risk will generally be allocated more capital than instruments that are deemed riskier. As markets move through different risk regimes, the portfolio is dynamically adjusted with the goal of keeping overall portfolio risk and the balance of risk across asset classes fairly steady through time. We believe this leads to more consistent results, reduces tail risks, and enables the investor to remain invested through difficult market environments. In addition to adjusting position sizes to control for increasing or decreasing risk expectations, we also overlay modest portfolio tilts based on AQR’s proprietary expected-return models, which include signals based on carry, momentum, valuation and other important economic variables. These tilts allow the portfolio to get over- and underweight a broad array of global markets. The ultimate goal is to build a portfolio that in the long run will deliver higher returns at a risk level similar to that of traditional portfolios by combining a better asset allocation with return-boosting tactical tilts.

The Fund is expected to remain long all of the markets in which it invests while averaging a moderate (below 0.7 on average) beta to the stock market over a full market cycle. The targeted annualized volatility for the Fund is 15%, on average, which varies modestly over time based on our perceptions of tactical opportunities within the different asset classes it trades. The Fund started the year below the 15% long-term average driven by the Fund’s risk management policies, which entered the year with a temporary fund-wide reduction in portfolio volatility, as well as bearish tactical views in fixed income and inflation-sensitive assets. By the end of the year the Fund’s volatility was near its long-term target as bullish tactical views in equities and commodities were offset by bearish views in nominal and inflation-linked bonds.

Total exposures ended the year higher than where they began, driven by decreased risk forecasts, a shift away from bearish tactical tilts, and the Fund’s return to its long-term risk target, which was temporarily at a reduced level entering the year as a result of the portfolio’s risk management processes. Equities and inflation-sensitive assets experienced increased year-over-year exposures. Nominal fixed income exposure increases were more muted as increased volatility and bearish active views nearly offset the fund-wide, risk-management-induced exposure increase. For the year ended December 31, 2016, the Fund’s Class I shares returned +12.77% and realized an annualized volatility of 10.7%. During this period, the Fund’s benchmark the BofA Merrill Lynch 3-Month U.S. Treasury Bill IndexSM returned +0.33% and a “60/40 benchmark” consisting of 60% S&P 500®/40% Barclays® U.S. Aggregate Bond Index returned +8.31% at an average realized volatility of 7.0%. The Fund experienced gains in all three major risk sources for the full year. To the net total return of +12.77% for 2016, inflation-sensitive assets contributed +5.9%, fixed income contributed +3.3%, and equities contributed +3.6%. Tactical tilts detracted from performance in all asset classes except fixed income.

Equities contributed positively as developed equity markets rallied in the second half of the year. U.S. equity markets outperformed on better-than-expected economic data and expectations of fiscal stimulus and market-friendly policies following the U.S. election. U.K. markets also performed well on a weaker pound and a surprisingly accommodative Bank of England following the Brexit vote. Emerging equities gained, but underperformed developed markets due to a weak fourth quarter, caused by fears of increasing tension in global trade policy. Nominal bonds contributed positively on the year. U.K gilts and German bunds outperformed as their central banks were surprisingly accommodative. U.S. Treasuries gained, but underperformed, on robust employment data and expectations that the new U.S. administration will pursue stimulative fiscal policy. Inflation-sensitive assets contributed to the Fund. Commodity markets rallied, led by gains in energies and base metals which benefited from expectations of reduced production. Inflation-linked bonds outperformed nominals, buoyed by expectations of higher inflation in the U.S. and U.K.

Tactical tilts in equities detracted from performance, driven mostly from trend reversals and relative-value views within developed equities. Active views in inflation-sensitive assets detracted on bearish

AQR Funds	Annual Report	December 2016

Shareholder Letter (Unaudited)

AQR RISK PARITY II HV FUND

inflation-linked bonds timing signals and trend reversals in commodities. Fixed income active views contributed positively, driven by bullish trend-following views in the first quarter and bearish timing tilts in the fourth quarter. Going forward, the portfolio is tactically underweight in fixed income and tactically overweight equities and inflation-sensitive assets.

As all major asset classes perform positively on the year, it is no surprise risk parity outperformed; years when everything goes up tend to be particularly fruitful for risk parity strategies. The great strength of risk parity is the limited, humble assumptions necessary to believe in the strategy. If you believe that taking market risk in the major asset classes is rewarded on average, that their risk-adjusted returns are more similar than they are different, and that they tend to pay off at somewhat different times, then the case for risk parity is a sound one. We remain confident that the diversification benefits of a risk parity approach provide a sound allocation for the wide variety of potential market environments we may face in the coming years.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2016 AQR RISK PARITY II HV FUND
	1 Year	3 Year	Since Inception	Date of Inception
Fund - Class I: QRHIX	12.77%	2.21%	1.48%	11/5/2012
Fund - Class N: QRHNX	12.47%	1.89%	1.19%	11/5/2012
Fund - Class R6: QRHRX	12.85%	na	-3.19%	9/2/2014

BofA Merrill Lynch 3-Month U.S. Treasury Bill IndexSM	0.33%

60% S&P 500 Index®/40% Barclays® U.S. Aggregate Bond Index	8.31%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/R6 shares are 1.48%, 1.82% and 1.48%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR Funds	Annual Report	December 2016

Shareholder Letter (Unaudited)

AQR RISK PARITY II HV FUND

AQR RISK PARITY II HV FUND VS. BOFA MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEXSM/ 60% S&P 500®/ 40% BARCLAYS® U.S. AGGREGATE BOND INDEX VALUE OF $10,000 INVESTED ON 11/05/2012

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2016

Shareholder Letter (Unaudited)

AQR RISK PARITY II MV FUND

John Liew

Founding Principal

Brian Hurst

Principal

Michael Mendelson

Principal

Yao Hua Ooi

Principal

John J. Huss

Managing Director

Dear Shareholder:

Through the use of derivatives such as futures and swaps, the AQR Risk Parity II MV Fund (the “Fund”) invests across a wide variety of global markets – including developed – and emerging-market equities, nominal and inflation-linked government bonds, and commodities – in an attempt to build a truly diversified portfolio where all markets matter, but no one market matters too much. Risk parity investing involves allocating to investments by risk, which means that instruments with less risk will generally be allocated more capital than instruments that are deemed riskier. As markets move through different risk regimes, the portfolio is dynamically adjusted with the goal of keeping overall portfolio risk and the balance of risk across asset classes fairly steady through time. We believe this leads to more consistent results, reduces tail risks, and enables the investor to remain invested through difficult market environments. In addition to adjusting position sizes to control for increasing or decreasing risk expectations, we also overlay modest portfolio tilts based on AQR’s proprietary expected-return models, which include signals based on carry, momentum, valuation and other important economic variables. These tilts allow the portfolio to get over- and underweight a broad array of global markets. The ultimate goal is to build a portfolio that in the long run will deliver higher returns at a risk level similar to that of traditional portfolios by combining a better asset allocation with return-boosting tactical tilts.

The Fund is expected to remain long all of the markets in which it invests while averaging a moderate (below 0.5 on average) beta to the stock market over a full market cycle. The targeted annualized volatility for the Fund is 10%, on average, which varies modestly over time based on our perceptions of tactical opportunities within the different asset classes it trades. The Fund started the year below the 10% long-term average driven by the Fund’s risk management policies, which entered the year with a temporary fund-wide reduction in portfolio volatility, as well as bearish tactical views in fixed income, equities, and inflation-sensitive assets. By the end of the year the Fund’s volatility was near its long-term target as bullish tactical views in equities and commodities were offset by bearish views in nominal and inflation-linked bonds.

Total exposures ended the year higher than where they began, driven by decreased forecasted risk, a shift away from bearish tactical tilts, and the Fund’s return to its long-term risk target, which was temporarily at a reduced level entering the year as a result of the portfolio’s risk management processes. Equities and inflation-sensitive assets experienced increased year-over-year exposures. Nominal fixed income exposures ended the year lower than where they began on increased volatility and bearish active views. For the year ended December 31, 2016, the Fund’s Class I shares returned +9.66% and realized an annualized volatility of 7.4%. During this period, the Fund’s benchmark the BofA Merrill Lynch 3-Month U.S. Treasury Bill IndexSM returned +0.33% and a “60/40 benchmark” consisting of 60% S&P 500®/40% Barclays® U.S. Aggregate Bond Index returned +8.31% at an average realized volatility of 7.0%. The Fund’s net assets across all share classes were over $80 million at the end of 2016. The Fund experienced gains in all three major risk sources for the full year. To the net total return of +9.66% for 2016, inflation-sensitive assets contributed +4.4%, fixed income contributed +3.0%, and equities contributed +2.2%. Tactical tilts detracted from performance in all asset classes except fixed income.

Equities contributed positively as developed equity markets rallied in the second half of the year. U.S. equity markets outperformed on better-than-expected economic data as well as expectations of fiscal stimulus and market-friendly policies following the U.S. election. U.K. markets also performed well on a weaker pound and a surprisingly accommodative Bank of England following the Brexit vote. Emerging equities gained, but underperformed developed markets due to a weak fourth quarter, caused by fears of increasing tension in global trade policy. Nominal bonds contributed positively on the year. U.K gilts and German bunds outperformed as their central banks were surprisingly accommodative. U.S. treasuries gained, but underperformed, on robust employment data and expectations that the new U.S. administration will pursue stimulative fiscal policy. Inflation-sensitive assets contributed to the Fund. Commodity markets rallied, led by gains in energies and base metals which benefited from expectations of reduced production. Inflation-linked bonds outperformed nominals, buoyed by expectations of higher inflation in the U.S. and U.K.

AQR Funds	Annual Report	December 2016

Shareholder Letter (Unaudited)

AQR RISK PARITY II MV FUND

Tactical tilts in equities detracted from performance, driven mostly from trend reversals and relative-value views within developed equities. Active views in inflation-sensitive assets detracted on bearish inflation-linked bonds timing signals and trend reversals in commodities. Fixed income active views contributed positively, driven by bullish trend-following views in the first quarter and bearish timing tilts in the fourth quarter. Going forward, the portfolio is tactically underweight in fixed income and tactically overweight equities and inflation-sensitive assets.

As all major asset classes perform positively on the year, it is no surprise risk parity outperformed; years when everything goes up tend to be particularly fruitful for risk parity strategies. The great strength of risk parity is the limited, humble assumptions necessary to believe in the strategy. If you believe that taking market risk in the major asset classes is rewarded on average, that their risk-adjusted returns are more similar than they are different, and that they tend to pay off at somewhat different times, then the case for risk parity is a sound one. We remain confident that the diversification benefits of a risk parity approach provide a sound allocation for the wide variety of potential market environments we may face in the coming years.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2016 AQR RISK PARITY II MV FUND
	1 Year	3 Year	Since Inception	Date of Inception
Fund - Class I: QRMIX	9.66%	2.02%	1.56%	11/5/2012
Fund - Class N: QRMNX	9.25%	1.74%	1.27%	11/5/2012
Fund - Class R6: QRMRX	9.64%	na	-1.40%	9/2/2014

BofA Merrill Lynch 3-Month U.S. Treasury Bill IndexSM	0.33%

60% S&P 500 Index®/40% Barclays® U.S. Aggregate Bond Index	8.31%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/R6 shares are 1.15%, 1.43% and 1.08%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR Funds	Annual Report	December 2016

Shareholder Letter (Unaudited)

AQR RISK PARITY II MV FUND

AQR RISK PARITY II MV FUND VS. BOFA MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEXSM/ 60% S&P 500®/ 40% BARCLAYS® U.S. AGGREGATE BOND INDEX VALUE OF $10,000 INVESTED ON 11/05/2012

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2016

Shareholder Letter (Unaudited)

AQR STYLE PREMIA ALTERNATIVE FUND

Andrea Frazzini

Principal

Jacques Friedman

Principal

Ronen Israel

Principal

Michael Katz

Principal

Dear Shareholder:

The AQR Style Premia Alternative Fund (the “Fund”), which targets 10% annual volatility, returned -0.47% (Class I shares) in 2016. For the year ended December 31,2016 , the Fund realized +6.7% annualized daily volatility and a -0.2 correlation to equities. The BofA Merrill Lynch 3-Month U.S. Treasury Bill IndexSM, which is the Fund’s benchmark, had a slight positive return of +0.33% over this period. We invest long and short across six different asset groups: stocks of major developed markets, country indices, bond futures, interest rate futures, currencies and commodities. We employ market-neutral, long-short strategies across these asset groups based on four investment styles:

Value – the tendency for relatively cheap assets to outperform relatively expensive ones

Momentum – the tendency for an asset’s recent relative performance to continue in the future

Carry – the tendency for higher-yielding assets to provide higher returns than lower-yielding assets

Defensive – the tendency for lower-risk and higher-quality assets to generate higher risk-adjusted returns

Performance this year could be characterized by the rotation of styles that detracted. Three of the four styles each had a quarter of meaningful detraction, with the notable exception of Carry which contributed in each of the four quarters, albeit marginally in the second and third quarters.

The year began with a significant detraction (-8.2%) from Momentum which was offset by meaningful contributions from the three other styles leading the fund to being essentially flat. Value followed, detracting in the second quarter (-3.3%), but similar to the first quarter, the three other styles offset those losses and more. The third quarter was impacted by Defensive (-2.8%) but, unlike prior quarters, performance across the other styles was flat, leading the Fund to bear the brunt of the underperformance. The characteristics of the fourth quarter were somewhat different, with sizeable gains from Value (+9.0%) driving outperformance.

The yearly results were driven by gains in Value, primarily from stock & industry selection, with smaller contribution from Carry, in which profits were concentrated in currencies and fixed income. Some of the gains were offset by a double-digit loss in Momentum, which was spread out across all five asset groups while with larger concentration in stock & industry selection. From an asset group perspective, positive performance this year was driven by gains in currencies, which happened mostly in the first half of the year, while equity indices and fixed income detracted. Currencies gains were largely driven by Carry and Value. Commodities, which also contributed positively, were driven essentially by Value, while Momentum offset a portion of the gains. Despite being essentially flat in aggregate, the performance of stocks & industries was pronounced for two of the three underlying styles with Value being the sole driver of positive performance while Momentum and Defensive detracted. Losses in equity indices were widespread across styles while fixed income losses were concentrated in Value with offsetting gains in Carry and Defensive.

AQR Funds	Annual Report	December 2016

Shareholder Letter (Unaudited)

AQR STYLE PREMIA ALTERNATIVE FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2016 AQR STYLE PREMIA ALTERNATIVE FUND
	1 Year	3 Year	Since Inception	Date of Inception
Fund - Class I: QSPIX	-0.47%	6.41%	7.40%	10/30/2013
Fund - Class N: QSPNX	-0.76%	6.15%	7.14%	10/30/2013
Fund - Class R6: QSPRX	-0.37%	na	6.86%	9/2/2014

BofA Merrill Lynch 3-Month U.S. Treasury Bill IndexSM	0.33%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/R6 shares are 2.35%, 2.62% and 2.27%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR STYLE PREMIA ALTERNATIVE FUND VS. BOFA MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEXSM VALUE OF $10,000 INVESTED ON 10/30/2013

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2016

Shareholder Letter (Unaudited)

AQR STYLE PREMIA ALTERNATIVE LV FUND

Andrea Frazzini

Principal

Jacques Friedman

Principal

Ronen Israel

Principal

Michael Katz

Principal

Dear Shareholder:

The Fund, which targets 5% annual volatility, returned +0.65% (Class I shares) in 2016. For the year, the Fund realized +3.5% annualized daily volatility and a -0.2 correlation to equities. The BofA Merrill Lynch 3-Month U.S Treasury Bill IndexSM, which is the fund’s benchmark, had a slight positive return of +0.33% over this period.

We invest long and short across six different asset groups: stocks of major developed markets, country indices, bond futures, interest rate futures, currencies and commodities. We employ market-neutral, long-short strategies across these asset groups based on four investment styles:

Value – the tendency for relatively cheap assets to outperform relatively expensive ones

Momentum – the tendency for an asset’s recent relative performance to continue in the future

Carry – the tendency for higher-yielding assets to provide higher returns than lower-yielding assets

Defensive – the tendency for lower-risk and higher-quality assets to generate higher risk-adjusted returns

Performance this year could be characterized by the rotation of styles that detracted. Three of the four styles each had a quarter of meaningful detraction, with the notable exception of Carry which contributed in each of the four quarters, albeit marginally in the second and third quarters.

The year began with a significant detraction (-3.9%) from Momentum which was offset by meaningful contributions from the three other styles leading to small gains in the fund. Value followed, detracting in the second quarter (-1.6%), but similar to the first quarter, the three other styles offset those losses and more. The third quarter was impacted by Defensive (-1.4%) but, unlike prior quarters, performance across the other styles only slightly positive, leading the Fund to bear the brunt of the underperformance. The characteristics of the fourth quarter were somewhat different, despite sizeable losses from Momentum, gains from Value and Carry drove outperformance.

The yearly results were driven by gains in Value, primarily from stock & industry selection, with smaller contribution from Carry, in which profits were concentrated in currencies and fixed income. Some of the gains were offset by a sizeable loss in Momentum, which was spread out across all five asset groups while with larger concentration in stock & industry selection. From an asset group perspective, positive performance this year was driven by gains in currencies, which happened mostly in the first half of the year, and stocks & industries, which was concentrated in the fourth quarter. Currencies gains were largely driven by Carry and Value, while Momentum detracted marginally. In stocks and industries, large gains in Value were offset by losses in Momentum and Defensive. Equity indices and fixed income generated negative return this year. Losses in equity indices were widespread across styles, while fixed income losses were concentrated in Value with offsetting gains in Carry and Defensive.

AQR Funds	Annual Report	December 2016

Shareholder Letter (Unaudited)

AQR STYLE PREMIA ALTERNATIVE LV FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2016 AQR STYLE PREMIA ALTERNATIVE LV FUND
	1 Year	Since Inception	Date of Inception
Fund - Class I: QSLIX	0.65%	3.38%	9/17/2014
Fund - Class N: QSLNX	0.26%	3.08%	9/17/2014
Fund - Class R6: QSLRX	0.65%	3.44%	9/17/2014

BofA Merrill Lynch 3-Month U.S. Treasury Bill IndexSM	0.33%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/R6 shares are 1.53%, 1.97% and 1.64%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR STYLE PREMIA ALTERNATIVE LV FUND VS. BOFA MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEXSM VALUE OF $10,000 INVESTED ON 09/17/2014

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2016

Shareholder Letter (Unaudited)

DEFINITIONS:

Accommodative Monetary Policy: An accommodative monetary policy is one where the central bank increases the money supply, typically by lowering interest rates and/or purchasing financial assets, in an attempt to stimulate the economy.

Alpha: is a measure of performance on a risk-adjusted basis. Alpha takes the volatility (price risk) of a mutual fund and compares its risk-adjusted performance to a benchmark index. The excess return of the fund relative to the return of the benchmark index is a fund’s alpha.

Barclays® U.S. Aggregate Bond Index: is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. Indexes are unmanaged and one cannot invest directly in an index.

Beta: is a measure of volatility of a security or portfolio in comparison to an index or the market as a whole. A beta of 1.0 means the security or portfolio will generally move in tandem with the index or market it is being compared to. A beta greater than 1.0 means the security or portfolio will be more volatile and a beta less than 1.0 means the security or portfolio will be less volatile than the index or market it is being compared to.

Bloomberg Commodity Total Return IndexSM: is a broad-based index used to represent the most frequently-traded global commodity futures. It was formally known as the Dow Jones – UBS Commodity Index. Indexes are unmanaged and one cannot invest directly in an index.

BofA Merrill Lynch 3-Month U.S. Treasury Bill IndexSM: is designed to measure the performance of high-quality short-term cash-equivalent investments. Indexes are unmanaged and one cannot invest directly in an index.

Contagion: The likelihood that significant economic changes in one country will spread to other countries.

Correlation: is computed into what is known as the correlation coefficient, which ranges between -1 and +1. Perfect positive correlation (+1) implies that as one security moves, either up or down, the other security will move in lockstep, in the same direction. Alternatively, perfect negative correlation (-1) means that if one security moves in either direction the security that is perfectly negatively correlated will move in the opposite direction. If the correlation is 0, the movements of the securities are said to have no correlation; they are completely random.

Credit: This strategy purchases attractively priced securities on a hedged basis, typically around event induced capital flows.

Credit Suisse Hedge Fund IndexSM: is an asset-weighted benchmark that seeks to measure hedge fund performance and provide the most accurate representation of the hedge fund universe. Indexes are unmanaged and one cannot invest directly in an index.

HFRITM Fund Weighted Composite Index: is a global, equal-weighted index of over 2,000 single-manager funds.

Macroeconomics: is focused on the movement and trends of the whole economy as a whole, including changes such as unemployment, national income, rate of growth, GDP, inflation and price levels.

Momentum: An investment style wherein an asset is deemed to have positive momentum if it has performed well in the past relative to other assets in the same universe.

MSCI World Index: is a free float-adjusted market capitalization index that is designed to measure the performance of equities in developed markets, including the United States and Canada. Indexes are unmanaged and one cannot invest directly in an index.

NASDAQ Index: is a capitalization weighted index designed to measure performance of the more than 3,000 common stocks representing all major industries. Indexes are unmanaged and one cannot invest directly in an index.

AQR Funds	Annual Report	December 2016

Shareholder Letter (Unaudited)

Profitability: An investment style wherein an asset as certain identifiable characteristics including, profit margin, asset efficiency, leverage and earnings variability.

S&P 500®: is a capitalization weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Indexes are unmanaged and one cannot invest directly in an index.

Tracking Error: A measure of how closely a portfolio follows the index to which it is benchmarked. It measures the standard deviation of the difference between the portfolio and index returns.

Volatility: is a statistical measurement of up and down asset price fluctuations over time. If an asset has rapid dramatic price swings, its “volatility” will likely be relatively high. If prices are consistent and rarely change, “volatility” of that asset will likely be relatively low. “Volatility” can be measured as the standard deviation of an asset with a specific time horizon. It is often used to quantify the risk of such asset over a time period, typically expressed in annualized terms.

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR DIVERSIFIED ARBITRAGE FUND

INVESTMENTS	SHARES	VALUE
LONG POSITIONS - 132.5%
COMMON STOCKS - 34.2%

Auto Components - 0.4%
Adient plc *	28,428	$1,665,881

Automobiles - 0.1%
Ferrari NV (Italy)	4,972	289,072

Banks - 1.0%
Bank of Cyprus PCL (Cyprus) (2)*	13,676,132	2,001,515
Heritage Oaks Bancorp	96,532	1,190,240
Southwest Bancorp, Inc.	51,781	1,501,649

		4,693,404

Biotechnology - 0.2%
Actelion Ltd. (Switzerland) (2)*	2,034	439,565
Aptevo Therapeutics, Inc. *	132,502	323,305
Caladrius Biosciences, Inc. *	1	3

		762,873

Building Products - 0.1%
Armstrong Flooring, Inc. *	13,995	278,641

Capital Markets - 1.4%
Bats Global Markets, Inc.	36,521	1,223,819
Donnelley Financial Solutions, Inc. *	12,726	292,443
Landcadia Holdings, Inc. (2)*(c)	500,000	4,875,000
PJT Partners, Inc., Class A	9,524	294,101

		6,685,363

Chemicals - 0.7%
AdvanSix, Inc. *	13,011	288,064
Agrium, Inc. (Canada)	8,212	825,717
Chemours Co. (The)	10,000	220,900
GCP Applied Technologies, Inc. *	9,754	260,920
Ingevity Corp. *	6,261	343,478
Linde AG (Germany) (2)	1,126	184,706
MPM Holdings, Inc. *	144,707	1,157,656

		3,281,441

Commercial Services & Supplies - 0.1%
LSC Communications, Inc.	10,871	322,651

Construction Materials - 0.5%
Headwaters, Inc. *	63,656	1,497,189
Tecnoglass, Inc.	71,021	870,007

		2,367,196

Diversified Consumer Services - 0.0% (b)
Education Management Corp. *(c)	18,525,063	111,150
LifeLock, Inc. *	2,475	59,202

		170,352

Diversified Financial Services - 17.2%
Avista Healthcare Public Acquisition Corp. (2)*	1,000,000	10,050,000
CF Corp., Class A *	1,400,000	13,972,000
Conyers Park Acquisition Corp. *	25,000	271,250
ECN Capital Corp. (Canada)	148,120	364,053

INVESTMENTS	SHARES	VALUE
Diversified Financial Services - 17.2% (continued)
Gibraltar Growth Corp., Class A (Canada) (2)*	1,273,900	$9,345,634
Hunter Maritime Acquisition Corp. *(c)(d)	950,000	9,642,500
Jensyn Acquisition Corp. (2)*	174,000	1,769,580
Kew Media Group, Inc., Class A (Canada) (2)*	300,000	2,212,043
KLR Energy Acquisition Corp., Class A *(c)	500,000	5,175,000
M I Acquisitions, Inc. *	250,000	2,540,000
M III Acquisition Corp. *	808,712	7,998,162
Origo Acquisition Corp. (3)*(a)(c)	325,500	3,385,200
Pacific Special Acquisition Corp. (China) (2)*(c)	373,500	3,828,375
PNBK Holdings LLC, Class A (3)*(a)	2,090,900	1,390,846
PNBK Holdings LLC, Class B (3)*(a)	3,218	—
Rescap Liquidating Trust *	125,811	1,270,691
Saban Capital Acquisition Corp. *	84,000	871,080
Stellar Acquisition III, Inc. (Greece) *(c)	600,000	6,180,000
TPT Acquisition, Inc. (3)*(a)	20,730	—

		80,266,414

Diversified Telecommunication Services - 0.2%
Level 3 Communications, Inc. *	18,673	1,052,410

Electric Utilities - 0.0% (b)
Fortis, Inc. (Canada)	7,728	238,641

Electronic Equipment, Instruments & Components - 0.2%
InvenSense, Inc. *	68,330	873,941

Energy Equipment & Services - 0.3%
Seventy Seven Energy, Inc. *	30,923	1,391,535
Songa Offshore (Norway) (2)*	65,178	237,146

		1,628,681

Equity Real Estate Investment Trusts (REITs) - 0.8%
Care Capital Properties, Inc.	10,345	258,625
Cousins Properties, Inc.	2,482	21,122
Equity One, Inc.	51,204	1,571,451
Mid-America Apartment Communities, Inc.	6,032	590,669
Parkway, Inc. *	12,408	276,078
Quality Care Properties, Inc. *	62,697	971,803

		3,689,748

Food Products - 0.3%
Lamb Weston Holdings, Inc. *	41,137	1,557,035

Health Care Equipment & Supplies - 0.0% (b)
China Medical Technologies, Inc., ADR (China) (3)*(a)	4,931	49

Health Care Providers & Services - 0.6%
Envision Healthcare Corp. *	24,617	1,558,010
Quorum Health Corp. *	47,681	346,641
Rotech Healthcare, Inc. (3)*(a)	16,828	43,275
Team Health Holdings, Inc. *	19,606	851,881

		2,799,807

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR DIVERSIFIED ARBITRAGE FUND

INVESTMENTS	SHARES	VALUE
Hotels, Restaurants & Leisure - 0.7%
Inspired Entertainment, Inc. *	172,000	$1,453,400
Marriott International, Inc., Class A	1	83
Vail Resorts, Inc.	5,124	826,552
Yum! China Holdings, Inc. *	45,964	1,200,580

		3,480,615

Independent Power and Renewable Electricity Producers - 0.1%
VivoPower International plc (United Kingdom) *	108,000	594,000

Insurance - 0.1%
Allied World Assurance Co. Holdings AG	8,753	470,124
Delta Lloyd NV (Netherlands) (2)	7,431	41,533

		511,657

Internet & Direct Marketing Retail - 0.1%
Priceline Group, Inc. (The) *(d)	236	345,990

Internet Software & Services - 3.7%
Aspire Holdings Ltd., Class B (China) (3)*(a)	834,158	8
Intralinks Holdings, Inc. *	7,513	101,576
Yahoo!, Inc. *	443,982	17,168,784

		17,270,368

IT Services - 0.3%
Blackhawk Network Holdings, Inc. *(d)	13,164	495,954
Datalink Corp. *	377	4,245
Lionbridge Technologies, Inc. *	71,004	411,823
NeuStar, Inc., Class A *	11,968	399,731

		1,311,753

Life Sciences Tools & Services - 0.2%
Quintiles IMS Holdings, Inc. *	10,644	809,476

Machinery - 0.5%
Fortive Corp.	5,025	269,491
KUKA AG (Germany) (2)*	6,543	790,885
Manitowoc Co., Inc. (The) *	55,865	334,073
Manitowoc Foodservice, Inc. *	16,639	321,632
SPX Corp. *	37,030	878,351

		2,594,432

Media - 0.2%
China Networks International Holdings Ltd. (3)*(a)	2,287,278	40,508
FriendFinder Networks, Inc. (3)*(a)	6,483	80,306
MSG Networks, Inc., Class A *	13,277	285,455
News Corp., Class A	39,762	455,672
World Wrestling Entertainment, Inc., Class A (d)	9,069	166,870

		1,028,811

Metals & Mining - 0.9%
Alcoa Corp.	50,305	1,412,565
Jaguar Mining (3)*(a)	142,136	29,645
Jaguar Mining, Inc. (Canada) *(d)	25,812	11,150
Southern Arc Minerals, Inc. (Canada) (2)*	24,848	8,606

INVESTMENTS	SHARES	VALUE
Metals & Mining - 0.9% (continued)
Stillwater Mining Co. *	163,657	$2,636,514

		4,098,480

Oil, Gas & Consumable Fuels - 0.2%
Amyris, Inc. *(d)	15,000	10,950
InterOil Corp. (Singapore) *	2,461	117,095
Quicksilver Resources, Inc. (3)*(a)	14,730	168,594
Western Refining, Inc.	13,754	520,589

		817,228

Personal Products - 0.2%
Herbalife Ltd. *(d)	17,316	833,592

Semiconductors & Semiconductor Equipment - 1.6%
Applied Micro Circuits Corp. *	45,982	379,352
Lattice Semiconductor Corp. *	12,048	88,673
NXP Semiconductors NV (Netherlands) *	42,675	4,182,577
ON Semiconductor Corp. *(d)	181,774	2,319,436
Versum Materials, Inc. *	10,287	288,756

		7,258,794

Software - 0.4%
Dell Technologies, Inc., Class V *	23,600	1,297,292
Mentor Graphics Corp.	17,814	657,159

		1,954,451

Specialty Retail - 0.1%
Barnes & Noble Education, Inc. *	27,916	320,197

Technology Hardware, Storage & Peripherals - 0.1%
Hewlett Packard Enterprise Co.	11,638	269,303

Textiles, Apparel & Luxury Goods - 0.2%
Under Armour, Inc., Class C *	43,718	1,100,382

Thrifts & Mortgage Finance - 0.1%
Federal Home Loan Mortgage Corp. *	98,324	367,732
Federal National Mortgage Association *	34,608	134,971

		502,703

Trading Companies & Distributors - 0.1%
Herc Holdings, Inc.*	7,787	312,726

Transportation Infrastructure - 0.0%
Jack Cooper Holdings Corp., Class B (3)*(a)	2,223	—

Wireless Telecommunication Services - 0.3%
Cleveland Unlimited (3)*(a)	1	1,355,706

TOTAL COMMON STOCKS (Cost $158,547,100)		159,394,264

PREFERRED STOCKS - 0.6%

Banks - 0.1%
First Banks, Inc., Series C (3)*(a)	2,458	692,778

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR DIVERSIFIED ARBITRAGE FUND

INVESTMENTS	SHARES	VALUE
Thrifts & Mortgage Finance - 0.5%
Federal Home Loan Mortgage Corp., Series W, 5.66% *(e)	34,360	$206,160
Federal Home Loan Mortgage Corp., Series V, 5.57% *(e)	89,409	527,513
Federal Home Loan Mortgage Corp., Series Z, 8.38% *(e)(f)	57,345	433,528
Federal Home Loan Mortgage Corp., Series X, 6.02% *(e)	50,343	312,127
Federal National Mortgage Association, Series S, 8.25% *(e)(f)	97,345	778,760

		2,258,088

TOTAL PREFERRED STOCKS (Cost $3,926,125)		2,950,866

CONVERTIBLE PREFERRED STOCKS - 9.4%

Capital Markets - 1.3%
Mandatory Exchangeable Trust (China) $100 par, 5.75%, 6/3/2019 (2)(d)(g)	56,586	6,182,020

Commercial Services & Supplies - 0.2%
Stericycle, Inc. $100 par, 5.25%, 9/15/2018 (d)	14,650	926,905

Electric Utilities - 0.6%
Great Plains Energy, Inc. $50 par, 7.00%, 9/15/2019 (d)	51,675	2,614,755

Equity Real Estate Investment Trusts (REITs) - 1.8%
Welltower, Inc. Series I, $50 par, 6.50%, 12/31/2049 (d)(e)	137,075	8,249,174

Food Products - 1.5%
Bunge Ltd. $100 par, 4.88%, 12/31/2049 (d)(e)	67,625	6,905,189

Machinery - 0.0% (b)
Rexnord Corp. Series A, $50 par, 5.75%, 11/15/2019 (d)	4,975	243,775

Pharmaceuticals - 1.9%
Allergan plc Series A, $1,000 par, 5.50%, 3/1/2018 (d)	11,525	8,787,352

Wireless Telecommunication Services - 2.1%
T-Mobile US, Inc. $50 par, 5.50%, 12/15/2017 (d)	103,375	9,762,735

TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $40,794,174)		43,671,905

CLOSED END FUNDS - 3.5%
Adams Diversified Equity Fund, Inc.	52,841	671,609
Adams Natural Resources Fund, Inc.	18,463	372,399
Advent Claymore Convertible Securities and Income Fund II	40,146	236,058

INVESTMENTS	SHARES	VALUE
CLOSED END FUNDS - 3.5% (continued)
Alliance California Municipal Income Fund, Inc.	7,831	$103,761
AllianceBernstein National Municipal Income Fund, Inc.	843	11,144
AllianzGI NFJ Dividend Interest & Premium Strategy Fund	16,500	208,065
Alpine Global Dynamic Dividend Fund	48,725	427,318
Alpine Global Premier Properties Fund	308,277	1,581,461
Alpine Total Dynamic Dividend Fund	55,630	421,675
Ares Dynamic Credit Allocation Fund, Inc.	32,905	496,207
Avenue Income Credit Strategies Fund	17,639	236,892
BlackRock Global Opportunities Equity Trust	29,300	339,001
BlackRock MuniHoldings New York Quality Fund, Inc.	133	1,785
BlackRock MuniYield California Quality Fund, Inc.	1,000	14,500
BlackRock MuniYield New York Quality Fund, Inc.	1,055	13,388
BlackRock Resources & Commodities Strategy Trust	186,103	1,539,072
CBRE Clarion Global Real Estate Income Fund	104,915	765,880
Central Securities Corp.	36,941	804,944
Clough Global Opportunities Fund	74,604	667,706
Delaware Enhanced Global Dividend & Income Fund	22,877	231,286
Dividend and Income Fund	6,941	82,251
Dreyfus Municipal Income, Inc.	1,671	14,421
Eaton Vance California Municipal Bond Fund	5,369	61,099
Eaton Vance Municipal Bond Fund II	3,838	47,207
First Trust Aberdeen Global Opportunity Income Fund	20,447	228,189
First Trust High Income Long/Short Fund	5,628	90,498
Gabelli Healthcare & WellnessRx Trust (The)	5,856	55,222
General American Investors Co., Inc.	30,591	952,298
Guggenheim Taxable Municipal Managed Duration Trust	8,747	187,273
Invesco California Value Municipal Income Trust	15,143	183,836
Invesco Value Municipal Income Trust	30,342	443,903
Liberty All Star Equity Fund	410,252	2,116,900
Liberty All Star Growth Fund, Inc.	1,233	5,154
Macquarie Global Infrastructure Total Return Fund, Inc.	12,827	253,077
Nuveen California AMT-Free Quality Municipal Income Fund	2,100	30,051
Nuveen California Quality Municipal Income Fund	24,144	341,396
Nuveen Select Tax-Free Income Portfolio	500	6,950
Nuveen Select Tax-Free Income 2 Portfolio	1,386	18,448

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR DIVERSIFIED ARBITRAGE FUND

INVESTMENTS	SHARES	VALUE
CLOSED END FUNDS - 3.5% (continued)
Nuveen Select Tax-Free Income 3 Portfolio	2,834	$40,158
RMR Real Estate Income Fund	29,473	603,018
Royce Micro-Cap Trust, Inc.	19,243	156,446
Royce Value Trust, Inc.	8,412	112,637
Sprott Focus Trust, Inc.	22,757	158,389
Templeton Emerging Markets Fund	1,000	12,090
Templeton Global Income Fund	53,903	349,291
Tri-Continental Corp.	25,728	567,302
Wells Fargo Global Dividend Opportunity Fund	5,793	31,572
Western Asset Municipal High Income Fund, Inc.	4,392	31,491

TOTAL CLOSED END FUNDS (Cost $17,497,532)		16,324,718

	PRINCIPAL AMOUNT
CORPORATE BONDS - 3.6%

Auto Components - 0.0%
Exide Technologies 8.63%, 2/1/2018 (3)(a)(h)	$33,550,000	—

Chemicals - 1.0%
Momentive Performance Materials USA, Inc. 8.88%, 10/15/2020 (3)(a)(h)	13,550,000	—
Momentive Performance Materials, Inc.
3.88%, 10/24/2021 (2)	5,000,000	4,700,000

		4,700,000

Food & Staples Retailing - 0.3%
Rite Aid Corp. 9.25%, 3/15/2020 (2)	1,175,000	1,219,063

Gas Utilities - 0.5%
NSA Bondco Ltd. (Norway) 12.00%, 8/31/2020 (3)(a)(i)	4,752,922	2,376,461

Hotels, Restaurants & Leisure - 1.3%
Caesars Entertainment Operating Co., Inc. 10.75%, 2/1/2016 (2)(h)	7,125,000	6,091,875

Multiline Retail - 0.0% (b)
Brookstone Holdings Corp. 10.00%, 7/7/2021 (3)(a)(i)	65,475	14,476

Oil, Gas & Consumable Fuels - 0.1%
Black Elk Energy Escrow 13.75%, 12/1/2015 (3)(a)(h)	2,833,436	—
Sabine Oil & Gas Corp. 7.25%, 6/15/2019 (3)(a)(h)	17,830,000	2
7.50%, 9/15/2020 (3)(a)(h)	10,750,000	1
Samson Investment Co. 9.67%, 2/15/2020 (2)(h)	6,300,000	330,750

		330,753

Pharmaceuticals - 0.2%
Concordia International Corp. (Canada) 9.00%, 4/1/2022 (2)(g)	850,000	720,375

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
Specialty Retail - 0.0% (b)
RS Legacy Corp. 6.75%, 5/15/2019 (2)(h)	$6,230,000	$62

Textiles, Apparel & Luxury Goods - 0.0%
Quiksilver, Inc. 10.00%, 8/1/2020 (3)(a)(h)	6,325,000	—

Thrifts & Mortgage Finance - 0.2%
Washington Mutual Bank, Bank Note
0.00%, 5/1/2009 (2)(f)(h)	5,000,000	1,062,500

TOTAL CORPORATE BONDS (Cost $44,112,464)		16,515,565

CONVERTIBLE BONDS - 42.2%

Aerospace & Defense - 0.2%
Aerojet Rocketdyne Holdings, Inc. 2.25%, 12/15/2023 (2)(g)	775,000	754,656

Auto Components - 0.0% (b)
Exide Technologies 0.00%, 9/18/2013 (3)(a)(d)(f)(h)	650,000	1

Biotechnology - 1.7%
Amicus Therapeutics, Inc. 3.00%, 12/15/2023 (2)(d)(g)	725,000	735,422
Emergent BioSolutions, Inc. 2.88%, 1/15/2021 (2)(d)	4,500,000	5,731,875
PDL BioPharma, Inc. 2.75%, 12/1/2021 (2)(d)	1,850,000	1,485,781

		7,953,078

Capital Markets - 0.1%
MF Global Holdings Ltd. 3.38%, 8/1/2018 (2)(h)	1,609,000	486,723

Communications Equipment - 1.4%
Brocade Communications Systems, Inc. 1.38%, 1/1/2020 (2)	1,556,000	1,562,808
Ciena Corp. 3.75%, 10/15/2018 (2)(d)(g)	650,000	877,906
Finisar Corp. 0.50%, 12/15/2036 (2)(d)(g)	1,175,000	1,184,547
Nortel Networks Corp. (Canada) 1.75%, 4/15/2012 (2)(d)(h)	3,000,000	2,868,750

		6,494,011

Construction Materials - 0.8%
Cemex SAB de CV (Mexico) 3.75%, 3/15/2018 (2)(d)	3,375,000	3,786,328

Consumer Finance - 1.0%
EZCORP, Inc. 2.13%, 6/15/2019 (2)(d)	4,975,000	4,794,656

Diversified Financial Services - 0.9%
Element Fleet Management Corp. (Canada) 5.13%, 6/30/2019 (2)(d)(g)	CAD 4,850,000	4,008,235

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR DIVERSIFIED ARBITRAGE FUND

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
Electronic Equipment, Instruments & Components - 2.1%
Vishay Intertechnology, Inc. 2.25%, 11/15/2040 (2)(d)	$7,702,000	$9,824,864

Energy Equipment & Services - 0.9%
Ensco Jersey Finance Ltd. 3.00%, 1/31/2024 (2)(d)(g)	150,000	153,000
SEACOR Holdings, Inc. 2.50%, 12/15/2027 (2)(d)	1,150,000	1,187,375
Weatherford International Ltd. 5.88%, 7/1/2021 (2)(d)	2,600,000	2,821,000

		4,161,375

Equity Real Estate Investment Trusts (REITs) - 0.7%
Spirit Realty Capital, Inc. 2.88%, 5/15/2019 (2)(d)	3,000,000	3,121,875

Food Products - 0.0% (b)
Marine Harvest ASA (Norway) Series MHG, 0.88%, 5/6/2019 (2)(d)(j)	EUR 100,000	188,845

Health Care Equipment & Supplies - 0.0%
China Medical Technologies, Inc. (China) Series CMT, 4.00%, 8/15/2013 (3)(a)(d)(h)	$250,000	—
6.25%, 12/15/2016 (3)(a)(d)(g)(h)	2,625,000	—

		—

Health Care Providers & Services - 0.5%
Anthem, Inc. 2.75%, 10/15/2042 (2)(d)	1,279,000	2,545,210

Health Care Technology - 0.7%
Allscripts Healthcare Solutions, Inc.
1.25%, 7/1/2020 (2)(d)	3,500,000	3,276,875

Independent Power and Renewable Electricity Producers - 0.7%
NRG Yield, Inc. 3.50%, 2/1/2019 (2)(d)(g)	3,475,000	3,457,625

Internet Software & Services - 1.9%
Pandora Media, Inc. 1.75%, 12/1/2020 (2)(d)	5,125,000	5,253,125
VeriSign, Inc. 4.49%, 8/15/2037 (2)(d)	1,510,000	3,360,694

		8,613,819

IT Services - 0.7%
Euronet Worldwide, Inc. 1.50%, 10/1/2044 (2)(d)	2,944,000	3,407,680

Leisure Products - 0.7%
JAKKS Pacific, Inc. 4.88%, 6/1/2020 (2)(d)(g)	4,425,000	3,434,906

Machinery - 2.9%
Meritor, Inc. 7.88%, 3/1/2026 (2)(d)	3,521,000	5,090,045
Titan International, Inc. 5.63%, 1/15/2017(2)(d)(g)	7,575,000	8,379,844

		13,469,889

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
Media - 0.4%
Cenveo Corp. 7.00%, 5/15/2017 (2)(d)	$1,800,000	$1,782,000

Metals & Mining - 0.8%
A. M. Castle & Co. 5.25%, 12/30/2019 (3)(a)(d)(g)	647,000	246,990
Allegheny Technologies, Inc. 4.75%, 7/1/2022 (2)(d)	2,700,000	3,607,875

		3,854,865

Mortgage Real Estate Investment Trusts (REITs) - 0.1%
Starwood Property Trust, Inc. 4.00%, 1/15/2019 (2)(d)	300,000	336,563

Oil, Gas & Consumable Fuels - 3.5%
Aegean Marine Petroleum Network, Inc. (Greece) 4.25%, 12/15/2021 (2)(d)(g)	375,000	364,922
Alon USA Energy, Inc. 3.00%, 9/15/2018 (2)(d)	1,950,000	2,048,719
Alpha Natural Resources, Inc. 4.88%, 12/15/2020 (2)(d)(h)	800,000	52,000
Amyris, Inc. 9.50%, 4/15/2019 (2)	6,461,000	4,050,239
Cal Dive International, Inc. 5.00%, 7/15/2017 (3)(a)(d)(h)	2,275,000	23
Chesapeake Energy Corp. 5.50%, 9/15/2026 (2)(d)(g)	1,400,000	1,515,500
Emerald Oil, Inc. 2.00%, 4/1/2019 (3)(a)(d)(g)(h)	1,600,000	2,000
Gold Point Energy Corp. 4.50%, 5/1/2015 (3)(a)(h)	1,140,000	—
James River Coal Co. 10.00%, 6/1/2018 (3)(a)(h)	310,000	—
Ship Finance International Ltd. (Norway) 5.75%, 10/15/2021 (2)	8,050,000	8,044,969

		16,078,372

Personal Products - 0.8%
Herbalife Ltd. 2.00%, 8/15/2019 (2)(d)	3,825,000	3,492,703

Pharmaceuticals - 0.9%
Innoviva, Inc. 2.13%, 1/15/2023 (2)(d)	1,700,000	1,440,750
Medicines Co. (The) 2.50%, 1/15/2022 (2)(d)	2,325,000	2,787,094

		4,227,844

Semiconductors & Semiconductor Equipment - 13.6%
GT Advanced Technologies, Inc. 3.00%, 10/1/2017 (3)(a)(h)	2,650,000	—
Inphi Corp. 1.13%, 12/1/2020 (2)(d)	5,450,000	7,040,719
Integrated Device Technology, Inc. 0.88%, 11/15/2022 (2)(d)	3,550,000	3,654,281
Intel Corp. 3.25%, 8/1/2039 (2)(d)	14,450,000	25,477,156
Microchip Technology, Inc. 2.13%, 12/15/2037 (2)(d)	2,215,000	5,947,275
Novellus Systems, Inc. 2.63%, 5/15/2041 (2)(d)	5,000,000	15,565,625

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR DIVERSIFIED ARBITRAGE FUND

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
Semiconductors & Semiconductor Equipment - 13.6% (continued)
NXP Semiconductors NV (Netherlands) 1.00%, 12/1/2019 (2)	$3,025,000	$3,440,937
SunEdison, Inc. 2.00%, 10/1/2018 (3)(a)(d)(h)	16,350,000	408,750
0.25%, 1/15/2020 (3)(a)(d)(g)(h)	575,000	14,375
2.75%, 1/1/2021 (3)(a)(d)(h)	4,400,000	110,000
SunPower Corp. 4.00%, 1/15/2023 (2)(d)	2,500,000	1,782,813

		63,441,931

Software - 0.6%
Mentor Graphics Corp. 4.00%, 4/1/2031 (2)	1,600,000	2,983,000

Thrifts & Mortgage Finance - 1.4%
MGIC Investment Corp. 2.00%, 4/1/2020 (2)(d)	4,375,000	6,485,937

Tobacco - 2.2%
Vector Group Ltd. 2.50%, 1/15/2019 (2)(d)(f)	6,650,000	10,357,149

TOTAL CONVERTIBLE BONDS (Cost $227,164,547)		196,821,015

LOAN PARTICIPATIONS - 0.2%

Consumer Finance - 0.2%
J.G. Wentworth LLC 7.00%, 2/8/2019 (3)(a)(f)	1,539,171	800,369

Oil, Gas & Consumable Fuels - 0.0% (b)
Black Elk Energy Offshore Investigation DIP 7.50%, 3/22/2017 (3)(a)(f)	197,771	14,017
Black Elk Roll Up Investigation DIP
7.50%, 3/22/2017 (3)(a)(f)	197,771	14,018

		28,035

TOTAL LOAN PARTICIPATIONS (Cost $1,841,231)		828,404

	NO. OF RIGHTS
RIGHTS - 0.2%

Banks - 0.0% (b)
EFG International Finance Guernsey Ltd., expiring 12/31/2049 (Switzerland) (3)*(a)	283,523	2,835

Biotechnology - 0.1%
Ambit Biosciences Corp. CVR (3)*(a)	146,272	144,637
Chelsea Therapeutics, Inc. (Denmark) (3)*(a)	4,668,137	179,723
Durata Therapeutics, Inc. CVR (3)*(a)	261,441	73,112
Prosensa Holding NV CVR (3)*(a)	197,426	2
Tobira Therapeutics, Inc. CVR (3)*(a)	11,880	167,353

		564,827

INVESTMENTS	NO. OF RIGHTS	VALUE
Diversified Financial Services - 0.1%
Barington/Hilco Acquisition Corp., expiring 2/13/2017 *(c)	487,260	$121,766
Jensyn Acquisition Corp., expiring 3/7/2021 *	174,000	40,890
Origo Acquisition Corp., expiring 12/17/2021 (2)*(c)	325,500	113,925
Pacific Special Acquisition Corp., expiring 4/20/2017 (China) *(c)	373,500	197,955

		474,536

Electronic Equipment, Instruments & Components - 0.0%
Gerber Scientific, Inc. (3)*(a)	879,944	—

Health Care Providers & Services - 0.0% (b)
Community Health Systems, Inc.	7,762,436	34,931

Pharmaceuticals - 0.0%
Furiex Pharmaceuticals, Inc. (3)*(a)	335,833	—

TOTAL RIGHTS (Cost $111,420)		1,077,129

	NO. OF WARRANTS
WARRANTS - 3.1%

Aerospace & Defense - 0.0% (b)
Ability, Inc., expiring 12/17/2018 (Israel) *(c)	1,449,557	46,386
Tempus Applied Solutions Holdings, Inc., expiring 7/31/2020 (3)*(a)(c)	614,551	676

		47,062

Banks - 0.0% (b)
Associated Banc-Corp., expiring 11/21/2018 (2)*	20,065	108,351
Valley National Bancorp, expiring 11/14/2018 (2)*	49,509	9,907

		118,258

Biotechnology - 0.0% (b)
Bioptix, Inc., expiring 5/30/2018 (3)*(a)	24,000	24
Pluristem Therapeutics, Inc., expiring 9/19/2017 (3)*(a)	63,750	1,913

		1,937

Capital Markets - 0.1%
Landcadia Holdings, Inc., expiring 6/1/2023 *(c)	500,000	330,000

Chemicals - 0.0% (b)
AgroFresh Solutions, Inc., expiring 2/19/2019 *	504,000	88,200
Delta Technology Holdings Ltd., expiring 12/18/2017 (China) (2)*	818,832	45,445

		133,645

Construction & Engineering - 0.2%
Limbach Holdings, Inc., expiring 7/20/2021 *	336,504	878,276

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR DIVERSIFIED ARBITRAGE FUND

INVESTMENTS	NO. OF WARRANTS	VALUE
Consumer Finance - 0.0% (b)
China Lending Corp., expiring 7/6/2021 (China) *	142,386	$24,191

Distributors - 0.0% (b)
KBS Fashion Group Ltd., expiring 1/22/2018 (China) (3)*(a)	763,024	153

Diversified Consumer Services - 0.0% (b)
Education Management Corp., expiring 1/5/2022 (3)*(a)(c)	16,528,497	165

Diversified Financial Services - 2.2%
Acasta Enterprises, Inc., expiring 1/3/2022 (Canada) *	579,085	560,690
Alignvest Acquisition Corp., expiring 6/15/2023 (Canada) (2)*	445,000	391,092
Axar Acquisition Corp., expiring 10/28/2019 *	697,500	52,312
Barington/Hilco Acquisition Corp., expiring 2/11/2018 *	487,260	62,369
Boulevard Acquisition Corp. II, expiring 9/25/2020 *	1,698,740	849,370
Capitol Acquisition Corp. III, expiring 10/19/2020 (2)*	1,575,000	1,370,250
CF Corp., expiring 7/8/2021 *	750,000	937,500
Double Eagle Acquisition Corp., expiring 10/16/2020 *	2,047,500	962,325
Dundee Acquisition Ltd., expiring 4/14/2020 (Canada) (2)*	630,000	98,536
Easterly Acquisition Corp., expiring 7/29/2020 (2)*	823,250	265,087
Electrum Special Acquisition Corp., expiring 6/11/2021 *	990,000	277,200
Gibraltar Growth Corp., expiring 11/11/2020 (Canada) (2)*	1,274,000	308,383
Global Partner Acquisition Corp., expiring 8/13/2020 *	1,068,000	331,080
GP Investments Acquisition Corp., expiring 5/26/2022(2) *	987,500	444,375
Harmony Merger Corp., expiring 1/1/2021 *(c)	1,475,100	553,163
Hennessy Capital Acquisition Corp. II, expiring 9/11/2020 *	1,028,837	874,511
Jensyn Acquisition Corp., expiring 4/26/2021 *	174,000	19,105
Kew Media Group, Inc., expiring 7/25/2021 (Canada) *	300,000	127,360
KLR Energy Acquisition Corp., expiring 9/16/2022 *(c)	500,000	700,000
Origo Acquisition Corp., expiring 12/17/2021 *(c)	325,500	88,211
Pace Holdings Corp., expiring 10/29/2020 *	455,000	273,000
Pacific Special Acquisition Corp., expiring 10/27/2020 (China) *(c)	373,500	104,580
Quinpario Acquisition Corp. 2, expiring 1/1/2023 *(c)	2,880,708	576,142

INVESTMENTS	NO. OF WARRANTS	VALUE
Diversified Financial Services - 2.2% (continued)
ROI Acquisition Corp. II, expiring 9/17/2018 (3)*(a)	882,000	$—

		10,226,641

Electronic Equipment, Instruments & Components - 0.0% (b)
RMG Networks Holding Corp., expiring 4/8/2018 (2)*	631,210	1,263

Energy Equipment & Services - 0.0% (b)
Glori Energy, Inc., expiring 7/25/2019 *	287,100	1,148

Hotels, Restaurants & Leisure - 0.2%
Inspired Entertainment, Inc., expiring 12/9/2019 (2)*	1,533,043	797,182

Independent Power and Renewable Electricity Producers - 0.0% (b)
Electrawinds SE, expiring 10/11/2017 (Luxembourg) (3)*(a)	621,000	1,307

Internet & Direct Marketing Retail - 0.2%
Yatra Online, Inc., expiring 12/16/2021 (India) *	1,428,000	992,460

Internet Software & Services - 0.0% (b)
Net Element, Inc., expiring 10/2/2017 (3)*(a)	319,668	9,590

Machinery - 0.2%
Blue Bird Corp., expiring 2/24/2020*	302,439	650,244
Jason Industries, Inc., expiring 6/30/2019 *	1,933,070	81,382

		731,626

Media - 0.0% (b)
Global Eagle Entertainment, Inc., expiring 1/31/2018 (2)*	367,857	91,964

Semiconductors & Semiconductor Equipment - 0.0%
GT Advanced Technologies, Inc., expiring 3/17/2019 (3)*(a)	2,101	—

Transportation Infrastructure - 0.0% (b)
Pingtan Marine Enterprise Ltd., expiring 2/26/2018 (3)*(a)	395,000	3,950

TOTAL WARRANTS (Cost $2,182,755)		14,390,818

	NO. OF UNITS
SECURITIES IN LITIGATION - 0.1%

Auto Components - 0.1%
DEMC, Ltd., Class A-1 (3)*(a)	13,027	130,269
DEMC, Ltd., Class A-2 (3)*(a)	120,764,937	120,765
DEMC, Ltd., Class B-1 (3)*(a)	10,488	—

		251,034

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR DIVERSIFIED ARBITRAGE FUND

INVESTMENTS	NO. OF UNITS	VALUE
Software - 0.0% (b)
TimeGate Studios, Inc. (3)*(a)(h)	3,591,250	$201,735
TimeGate Studios, Inc. (3)*(a)	1,500,000	—

		201,735

TOTAL SECURITIES IN LITIGATION (Cost $3,838,734)		452,769

	SHARES
SHORT-TERM INVESTMENTS - 35.4%

INVESTMENT COMPANIES - 24.6%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Shares, 0.36% (2)(k)	4,321,238	4,321,238
Dreyfus Treasury & Agency Cash Management, Class I, 0.39% (2)(k)	17,284,954	17,284,954
J.P. Morgan U.S. Treasury Plus Money Market Fund - IM Shares, 0.41% (2)(k)(l)	50,339,592	50,339,592
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 0.37% (2)(k)(l)	21,210,352	21,210,352
UBS Money Series - UBS Select Treasury Preferred Fund, Class I, 0.39% (2)(k)	21,606,193	21,606,193

TOTAL INVESTMENT COMPANIES (Cost $114,762,329)		114,762,329

	PRINCIPAL AMOUNT
U.S. TREASURY OBLIGATIONS - 10.8%
U.S. Treasury Bills
0.43%, 1/19/2017 (2)(m)	$39,990,000	39,982,642
0.43%, 1/26/2017 (2)(m)	2,201,000	2,200,408
0.48%, 3/2/2017 (2)(m)	95,000	94,926
0.63%, 5/18/2017 (2)(m)	650,000	648,523
0.61%, 5/25/2017 (2)(m)	2,225,000	2,219,669
0.65%, 6/15/2017 (2)(m)	5,109,000	5,094,945

TOTAL U.S. TREASURY OBLIGATIONS (Cost $50,238,653)		50,241,113

TOTAL SHORT-TERM INVESTMENTS (Cost $165,000,982)		165,003,442

TOTAL LONG POSITIONS (Cost $665,017,064)		617,430,895

	SHARES
SHORT POSITIONS - (39.5)%
COMMON STOCKS - (38.4)%

Air Freight & Logistics - 0.0% (b)
bpost SA (Belgium) (2)	(7)	(165)

Banks - (0.6)%
Associated Banc-Corp.	(14,001)	(345,825)
Comerica, Inc.	(727)	(49,516)
Pacific Premier Bancorp, Inc. *	(33,506)	(1,184,437)
Simmons First National Corp., Class A	(20,210)	(1,256,051)
Valley National Bancorp	(7,164)	(83,389)

		(2,919,218)

INVESTMENTS	SHARES	VALUE
Biotechnology - (0.8)%
Emergent BioSolutions, Inc. *	(98,372)	$(3,230,537)
PDL BioPharma, Inc.	(165,285)	(350,404)
Pluristem Therapeutics, Inc. *	(4,430)	(6,335)

		(3,587,276)

Capital Markets - (0.2)%
CBOE Holdings, Inc.	(11,690)	(863,774)
Penson Worldwide, Inc. (3)*(a)	(217,523)	—

		(863,774)

Chemicals - (0.3)%
AgroFresh Solutions, Inc. *	(73,423)	(194,571)
Potash Corp. of Saskatchewan, Inc. (Canada)	(45,782)	(828,196)
Praxair, Inc.	(1,734)	(203,208)

		(1,225,975)

Commercial Services & Supplies - (0.2)%
Stericycle, Inc. *	(9,892)	(762,080)

Communications Equipment - (0.1)%
Ciena Corp.*	(25,141)	(613,692)

Construction Materials - (0.4)%
Cemex SAB de CV, ADR (Mexico) *	(206,677)	(1,659,616)

Consumer Finance - (0.3)%
EZCORP, Inc., Class A *	(151,020)	(1,608,363)

Distributors - 0.0% (b)
KBS Fashion Group Ltd. (China) *	(3,018)	(845)

Diversified Financial Services - (0.3)%
Element Fleet Management Corp. (Canada)	(133,032)	(1,234,558)

Diversified Telecommunication Services - (0.1)%
CenturyLink, Inc.	(26,676)	(634,355)

Electric Utilities - (0.4)%
Fortis, Inc. (Canada)	(7,728)	(238,635)
Great Plains Energy, Inc.	(64,473)	(1,763,336)

		(2,001,971)

Electronic Equipment, Instruments & Components - (1.8)%
Vishay Intertechnology, Inc.	(521,760)	(8,452,512)

Energy Equipment & Services - (0.7)%
Patterson-UTI Energy, Inc.	(54,811)	(1,475,512)
SEACOR Holdings, Inc. *	(5,149)	(367,021)
Weatherford International plc *	(245,156)	(1,223,328)

		(3,065,861)

Equity Real Estate Investment Trusts (REITs) - (1.6)%
Cousins Properties, Inc.	(2,472)	(21,037)
Mid-America Apartment Communities, Inc.	(6,023)	(589,772)
Parkway, Inc. *	(309)	(6,875)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR DIVERSIFIED ARBITRAGE FUND

INVESTMENTS	SHARES	VALUE
Equity Real Estate Investment Trusts (REITs) - (1.6)% (continued)
Regency Centers Corp.	(23,042)	$(1,588,746)
Spirit Realty Capital, Inc.	(64,145)	(696,615)
Welltower, Inc.	(68,327)	(4,573,126)

		(7,476,171)

Food Products - (0.7)%
Bunge Ltd.	(39,686)	(2,866,916)
Marine Harvest ASA (Norway) (2)*	(9,971)	(180,281)

		(3,047,197)

Health Care Equipment & Supplies - 0.0% (b)
China Medical Technologies, Inc., ADR (China) (3)*(a)	(40,234)	(402)

Health Care Providers & Services - (0.8)%
Anthem, Inc.	(15,791)	(2,270,272)
Envision Healthcare Corp. *	(24,617)	(1,558,010)

		(3,828,282)

Health Care Technology - (0.2)%
Allscripts Healthcare Solutions, Inc. *	(76,370)	(779,738)

Hotels, Restaurants & Leisure - (0.2)%
Vail Resorts, Inc.	(5,137)	(828,649)

Independent Power and Renewable Electricity Producers - (0.1)%
NRG Yield, Inc., Class A	(35,131)	(539,612)

Insurance - (0.1)%
Fairfax Financial Holdings Ltd. (Canada)	(794)	(383,502)

Internet Software & Services - (5.8)%
Alibaba Group Holding Ltd., ADR (China)*	(239,746)	(21,052,096)
Pandora Media, Inc. *	(199,768)	(2,604,975)
VeriSign, Inc. *	(43,936)	(3,342,212)

		(26,999,283)

IT Services - (0.4)%
Euronet Worldwide, Inc. *	(27,111)	(1,963,650)

Leisure Products - (0.2)%
JAKKS Pacific, Inc. *	(215,798)	(1,111,360)

Life Sciences Tools & Services - (0.2)%
Quintiles IMS Holdings, Inc. *	(10,642)	(809,324)

Machinery - (2.3)%
Jason Industries, Inc. *	(11,068)	(19,922)
Meritor, Inc. *	(237,859)	(2,954,209)
Titan International, Inc.	(695,083)	(7,791,881)

		(10,766,012)

Media - (0.3)%
Global Eagle Entertainment, Inc. *	(107,084)	(691,763)
News Corp., Class B	(39,972)	(471,669)

		(1,163,432)

Metals & Mining - (0.5)%
Allegheny Technologies, Inc.	(158,824)	(2,530,066)

INVESTMENTS	SHARES	VALUE
Mortgage Real Estate Investment Trusts (REITs) - 0.0% (b)
Starwood Property Trust, Inc.	(9,942)	$(218,227)

Oil, Gas & Consumable Fuels - (1.1)%
Alon USA Energy, Inc.	(53,018)	(603,345)
Chesapeake Energy Corp. *	(128,268)	(900,441)
Ship Finance International Ltd. (Norway)	(215,376)	(3,198,334)
Tesoro Corp.	(5,669)	(495,754)

		(5,197,874)

Pharmaceuticals - (2.1)%
Allergan plc *	(34,015)	(7,143,490)
Innoviva, Inc. *	(53,313)	(570,449)
Medicines Co. (The) *	(54,743)	(1,857,978)

		(9,571,917)

Semiconductors & Semiconductor Equipment - (10.7)%
Inphi Corp. *	(107,880)	(4,813,606)
Integrated Device Technology, Inc. *	(68,976)	(1,625,074)
Intel Corp.	(593,074)	(21,510,794)
Lam Research Corp.	(144,747)	(15,304,100)
MACOM Technology Solutions Holdings, Inc. *	(5,008)	(231,770)
Microchip Technology, Inc.	(92,852)	(5,956,456)
SunPower Corp. *	(41,765)	(276,067)

		(49,717,867)

Software - 0.0% (b)
Dell Technologies, Inc., Class V *	(2,472)	(135,886)

Thrifts & Mortgage Finance - (1.2)%
MGIC Investment Corp. *	(547,465)	(5,578,668)

Tobacco - (1.7)%
Vector Group Ltd.	(358,032)	(8,141,648)

Wireless Telecommunication Services - (2.0)%
T-Mobile US, Inc. *	(163,957)	(9,429,167)

TOTAL COMMON STOCKS (Proceeds $(174,534,540))		(178,848,195)

EXCHANGE TRADED FUNDS - (0.5)%
Consumer Discretionary Select Sector SPDR Fund	(16,092)	(1,309,888)
Powershares QQQ Trust Series 1	(8,354)	(989,782)

TOTAL EXCHANGE TRADED FUNDS (Proceeds $(2,302,121))		(2,299,670)

	PRINCIPAL AMOUNT
CONVERTIBLE BONDS - (0.6)%

Internet & Direct Marketing Retail - (0.2)%
Priceline Group, Inc. (The)
0.90%, 9/15/2021 (2)	$(900,000)	(950,625)

IT Services - (0.2)%
Blackhawk Network Holdings, Inc.
1.50%, 1/15/2022 (2)(g)	(1,025,000)	(1,050,625)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR DIVERSIFIED ARBITRAGE FUND

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
Semiconductors & Semiconductor Equipment - (0.2)%
ON Semiconductor Corp.
1.00%, 12/1/2020(2)	$(850,000)	$(870,719)

TOTAL CONVERTIBLE BONDS (Proceeds $(2,836,171))		(2,871,969)

TOTAL SHORT POSITIONS (Proceeds $(179,672,832))		(184,019,834)

TOTAL INVESTMENTS IN SECURITIES AT VALUE - 93.0% (Cost $485,344,232)		433,411,061

OTHER ASSETS IN EXCESS OF LIABILITIES - 7.0% (n)		32,606,190

NET ASSETS - 100.0%		$466,017,251

SECTOR	VALUE	% OF NET ASSETS
Consumer Discretionary	$17,802,667	3.8%
Consumer Staples	13,364,731	2.9
Energy	14,781,856	3.2
Exchange Traded Fund	(2,299,670)	(0.5)
Financials	134,462,280	28.9
Health Care	13,907,695	3.0
Industrials	9,036,333	1.9
Information Technology	34,112,269	7.3
Materials	16,806,298	3.6
Real Estate	7,584,626	1.6
Telecommunication Services	2,107,329	0.5
Utilities	6,741,205	1.4
Short-Term Investment	165,003,442	35.4

Total Investments In Securities At Value	433,411,061	93.0
Other Assets in Excess of Liabilities (n)	32,606,190	7.0

Net Assets	$466,017,251	100.0%

*	Non-income producing security.
(a)	Security fair valued as of 12/31/2016 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at 12/31/2016 amounted to $12,226,205, which represents approximately 2.62% of net assets of the fund.
(b)	Represents less than 0.05% of net assets.
(c)	Affiliated company as defined under the Investment Company Act of 1940.
(d)	All or a portion of this security is segregated in connection with obligations for securities sold short with a total value of $239,341,153. In addition, $22,713,003 of cash collateral was pledged.
(e)	Perpetual security. The rate reflected was the rate in effect on 12/31/2016. The maturity date reflects the next call date.
(f)	Variable or floating rate security. The interest rate shown was the current rate as of 12/31/2016 and changes periodically.
(g)	Securities exempt from registration under Rule 144A or section 4(2), of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total value of all such securities at 12/31/2016 amounted to $30,981,698, which represents approximately 6.65% of net assets of the fund.
(h)	Defaulted security.
(i)	Payment in-kind security.
(j)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At 12/31/2016, the value of these securities amounted to $188,845 or 0.04% of net assets.
(k)	Represents 7-day effective yield as of 12/31/2016.
(l)	All or a portion of the security pledged as collateral for forward foreign currency exchange and swap contracts.
(m)	The rate shown was the effective yield at the date of purchase.
(n)	Includes appreciation/(depreciation) on forward foreign currency exchange, futures and swap contracts.

All bonds are denominated in US dollars, unless noted otherwise.

All securities are United States companies, unless noted otherwise in parentheses.

All securities are Level 1 with respect to ASC 820, unless otherwise noted in parentheses.

(2)	Level 2 security (See Note 5).
(3)	Level 3 security (See Note 5).

Abbreviations

ADR - American Depositary Receipt

CVR - Contingent Value Rights

DIP - Debtor-in-Possession

SPDR - Standard & Poor’s Depositary Receipt

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR DIVERSIFIED ARBITRAGE FUND

Credit default swap contracts buy protection as of December 31, 2016:

COUNTERPARTY	REFERENCE ENTITY	FIXED ANNUAL RATE PAID BY FUND	CURRENCY	CREDIT SPREAD	NOTIONAL AMOUNT	UPFRONT PREMIUM (RECEIVED) PAID	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Exchange Cleared
CITG	Markit CDX North America High Yield Index Series 27.V1	5.000%	USD	3.540%	20,650,000	$(704,526)	12/20/2021	$(604,182)
CITG	Markit CDX North America Investment Grade Index Series 27.V1	1.000%	USD	0.680%	225,000	(2,015)	12/20/2021	(1,458)

						$(706,541)		$(605,640)

Open futures contracts outstanding at December 31, 2016:

Exchange Traded

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts:
58	BARC	Euro Stoxx 50 Index Futures	03/2017	$(1,966,126)	$(2,000,730)	$(34,604)
330	BARC	S&P 500 E-Mini Futures	03/2017	(37,182,728)	(36,897,300)	285,428
49	BARC	U.S. Treasury 10-Year Note Futures	03/2017	(6,129,248)	(6,089,781)	39,467
183	JPMS	U.S. Treasury 2-Year Note Futures	03/2017	(39,689,558)	(39,653,812)	35,746
54	JPMS	U.S. Treasury 5-Year Note Futures	03/2017	(6,373,489)	(6,353,860)	19,629

				$(91,341,149)	$(90,995,483)	$345,666

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR DIVERSIFIED ARBITRAGE FUND

Forward foreign currency exchange contracts outstanding as of December 31, 2016:

Over the Counter

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
Canadian Dollar, Expiring 03/15/17	CITI	CAD	725,969	$536,433	$541,147	$4,714
Canadian Dollar, Expiring 03/15/17	JPMC	CAD	816,715	603,608	608,790	5,182
Euro, Expiring 03/15/17	CITI	EUR	215,982	231,097	228,155	(2,942)
Euro, Expiring 04/05/17	CITI	EUR	21,000	23,362	22,211	(1,151)

				$1,394,500	$1,400,303	$5,803

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
Canadian Dollar, Expiring 03/15/17	CITI	CAD	(8,556,501)	$(6,429,343)	$(6,378,126)	$51,217
Canadian Dollar, Expiring 03/15/17	JPMC	CAD	(12,834,748)	(9,644,002)	(9,567,188)	76,814
Swiss Franc, Expiring 03/15/17	CITI	CHF	(500,364)	(497,284)	(493,549)	3,735
Euro, Expiring 03/15/17	CITI	EUR	(1,414,091)	(1,515,110)	(1,493,789)	21,321
Euro, Expiring 04/05/17	CITI	EUR	(21,000)	(28,010)	(22,211)	5,799
Euro, Expiring 03/15/17	JPMC	EUR	(2,092,258)	(2,241,891)	(2,210,178)	31,713

				(20,355,640)	(20,165,041)	190,599

				$(18,961,140)	$(18,764,738)	$196,402

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

USD - United States Dollar

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR DIVERSIFIED ARBITRAGE FUND

Total Return Basket Swaps* Outstanding at December 31, 2016

Over the Counter

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
BANA	The Fund receives the total return on a portfolio of long and short positions and pays or receives the Federal Funds Effective Rate plus or minus a specified spread, which is denominated in USD based on the local currencies of the positions within the swap.	66-67 months maturity 08/12/2019	$18,463

*	See the accompanying “Additional Information — Total Return Basket Swap” for further details
**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual short positions and related values within the total return basket swap as of December 31, 2016.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Short Positions

Common Stocks
United States
Herbalife Ltd.	(33,720)	$(1,641,490)	$18,209

Net Cash and Other Receivables/ (Payables) (b)			254

Swaps, at Value			$18,463

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
BANA	The Fund receives the total return on a portfolio of long and short positions and pays or receives the Warsaw Interbank Effective Rate plus or minus a specified spread, which is denominated in PLN based on the local currencies of the positions within the swap.	25 months maturity 12/27/2018	$(5,066)

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual short positions and related values within the total return basket swap as of December 31, 2016.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Short Positions

Common Stocks
Poland
Bank Pekao SA	(8,700)	$(256,211)	$(5,021)

Net Cash and Other Receivables/ (Payables) (b)			(45)

Swaps, at Value			$(5,066)

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR DIVERSIFIED ARBITRAGE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
BANA	The Fund receives the total return on a portfolio of long and short positions and pays or receives the Euro Interbank Offered Rate plus or minus a specified spread, which is denominated in EUR based on the local currencies of the positions within the swaps.	24-25 months maturity ranging from 11/26/2018 - 12/27/2018	$265,338

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2016.

REFERENCE ENTITY	PRINCIPAL	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Convertible Bonds
Germany
Bayer Capital Corp. BV 5.63%, 11/22/2019	$5,000,000	$5,260,380	$513,460

Italy
UniCredit SpA 0.00%, 12/15/2019 (c)	270,294	244,342	8,885

Total of Long Positions			522,345

Short Positions	SHARES

Common Stocks
Germany
Bayer AG	(41,111)	(4,095,755)	(187,331)

Total of Long and Short Positions			335,014

Net Cash and Other Receivables/ (Payables) (b)			(69,676)

Swaps, at Value			$265,338

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.
(c)	Security fair valued as of 12/31/2016 in accordance with procedures approved by the Board of Trustees.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR DIVERSIFIED ARBITRAGE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
DTBK	The Fund receives the total return on a portfolio of long and short positions and pays or receives the Federal Funds floating rate plus or minus a specified spread, which is denominated in USD based on the local currencies of the positions within the swap.	85 months maturity 11/10/2021	$430,824

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long positions and related values within the total return basket swap as of December 31, 2016.

REFERENCE ENTITY	PRINCIPAL	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Convertible Bond
United Kingdom
Virgin Media Finance plc 4.88%, 2/15/2022	$6,400,000	$5,425,600	$435,400

Net Cash and Other Receivables/ (Payables) (b)			(4,576)

Swaps, at Value			$430,824

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
DTBK	The Fund receives the total return on a portfolio of long and short positions and pays or receives the JPY/USD 1 Week Forward Swap Rate plus or minus a specified spread, which is denominated in JPY based on the local currencies of the positions within the swap.	37 months maturity 10/22/2017	$158,682

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual short positions and related values within the total return basket swap as of December 31, 2016.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Short Positions

Common Stocks
Japan
Yahoo Japan Corp.	(956,459)	$(3,777,421)	$114,219

Net Cash and Other Receivables/ (Payables) (b)			44,463

Swaps, at Value			$158,682

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR DIVERSIFIED ARBITRAGE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
DTBK	The Fund receives the total return on a portfolio of long and short positions and pays or receives the EUR/USD 1 Week Forward Swap Rate plus or minus a specified spread, which is denominated in EUR based on the local currencies of the positions within the swap.	73 months maturity 12/20/2021	$(4,221)

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2016.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
Italy
Telecom Italia SpA	471,432	$309,990	$32,172

Short Positions

Common Stocks
Italy
Telecom Italia SpA	(471,432)	(380,404)	(35,842)

Total of Long and Short Equity Positions			(3,670)

Net Cash and Other Receivables/ (Payables) (b)			(551)

Swaps, at Value			$(4,221)

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR DIVERSIFIED ARBITRAGE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
DTBK	The Fund receives the total return on a portfolio of long and short positions and pays or receives the Federal Funds floating rate plus or minus a specified spread, which is denominated in USD based on the local currencies of the positions within the swap.	86 months maturity 09/30/2021	$2,646,360

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2016.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
Singapore
InterOil Corp.	3,867	$191,262	$(7,270)

United States
Alere, Inc.	129,914	4,871,775	190,974
American Capital Ltd.	50,451	830,928	73,154
Apollo Education Group, Inc.	168,887	1,518,294	153,687
Cigna Corp.	37,757	4,869,143	167,264
Dell Technologies, Inc.	2,472	93,817	42,069
Empire District Electric Co. (The)	53,476	1,803,745	19,251
Envision Healthcare Corp.	36	2,577	(298)
Fidelity & Guaranty Life	94,022	2,055,321	173,000
Humana, Inc.	24,144	4,166,047	760,053
Linear Technology Corp.	1,005	59,402	3,260
Media General, Inc.	55,436	975,119	68,741
Monsanto Co.	3,721	397,291	(5,805)
Rite Aid Corp.	552,989	3,870,923	685,706
St. Jude Medical, Inc.	32,347	2,686,095	(92,189)
Suffolk Bancorp	38,288	1,260,058	379,434
Valspar Corp. (The)	31,335	3,336,237	(89,618)
Westar Energy, Inc.	38,810	2,156,672	30,272
WhiteWave Foods Co. (The)	11,325	628,424	1,246

			2,560,201

Total of Long Equity Positions			2,552,931

Rights
Netherlands
Prosensa Holding NV CVR (c)	7,998	—	—

United States
Durata Therapeutics, Inc. CVR (c)	89,246	66,935	(41,977)
Dyax Corp. CVR (c)	50,988	19,885	47,242
Safeway, Inc. Casa Ley CVR (c)	351,185	—	70,813

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Safeway, Inc. PDR CVR (c)	351,185	$—	$24,095

			100,173

Total Rights			100,173

Total of Long Equity Positions and Rights			2,653,104

Short Positions

Common Stocks
United States
Abbott Laboratories	(28,168)	(1,260,518)	178,585
Aetna, Inc.	(20,785)	(2,394,640)	(182,908)
Analog Devices, Inc.	(252)	(15,836)	(2,464)
Anthem, Inc.	(19,452)	(2,558,832)	(237,782)
Ares Capital Corp.	(24,353)	(368,704)	(32,877)
Ball Corp.	(8)	(565)	(35)
Cousins Properties, Inc.	(2)	(21)	4
Great Plains Energy, Inc.	(8,366)	(249,139)	20,329
Marriott International, Inc.	(1)	(72)	(11)
Nexstar Broadcasting Group, Inc.	(6,924)	(350,057)	(88,232)
People’s United Financial, Inc.	(85,191)	(1,290,595)	(358,703)
Quintiles IMS Holdings, Inc.	(6)	(391)	(65)

			(704,159)

Total of Short Equity Positions			(704,159)

Total of Long and Short Equity Positions and Rights			1,948,945

Net Cash and Other Receivables/ (Payables) (b)			697,415

Swaps, at Value			$2,646,360

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR DIVERSIFIED ARBITRAGE FUND

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.
(c)	Security fair valued as of 12/31/2016 in accordance with procedures approved by the Board of Trustees.

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
DTBK	The Fund receives the total return on a portfolio of long and short positions and pays or receives the GBP/USD 1 Week Forward Swap Rate plus or minus a specified spread, which is denominated in GBP based on the local currencies of the positions within the swap.	36 months maturity 08/21/2017	$60,980

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long positions and related values within the total return basket swap as of December 31, 2016.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
Canada
Entertainment One Ltd.	138,322	$372,204	$20,262

United Kingdom
London Stock Exchange Group plc	24,406	830,441	41,856

Total of Long Equity Positions			62,118

Net Cash and Other Receivables/ (Payables) (b)			(1,138)

Swaps, at Value			$60,980

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR DIVERSIFIED ARBITRAGE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
DTBK	The Fund receives the total return on a portfolio of long and short positions and pays or receives the Canadian Offered Rate plus or minus a specified spread, which is denominated in CAD based on the local currencies of the positions within the swap.	86 months maturity 09/30/2021	$53,702

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2016.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
Canada
Fortis, Inc.	74	$2,312	$(27)
Manitoba Telecom Services, Inc.	111,473	3,205,271	(53,656)

			(53,683)

Total of Long Equity Positions			(53,683)

Short Positions

Common Stocks
Canada
BCE, Inc.	(37,323)	(1,739,132)	126,013

Total of Long and Short Equity Positions			72,330

Net Cash and Other Receivables/ (Payables) (b)			(18,628)

Swaps, at Value			$53,702

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR DIVERSIFIED ARBITRAGE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
DTBK	The Fund receives the total return on a portfolio of long and short positions and pays or receives the EUR/USD 1 Week Forward Swap Rate plus or minus a specified spread, which is denominated in EUR based on the local currencies of the positions within the swap.	61 months maturity 09/13/2021	$(25,035)

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long positions and related values within the total return basket swap as of December 31, 2016.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
Austria
Conwert Immobilien Invest SE	37,763	$666,906	$(24,526)

Net Cash and Other Receivables/ (Payables) (b)			(509)

Swaps, at Value			$(25,035)

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
DTBK	The Fund receives the total return on a portfolio of long and short positions and pays or receives the CHF/USD 1 Week Forward FX Swap Rate plus or minus a specified spread, which is denominated in CHF based on the local currencies of the positions within the swap.	25 months maturity 09/20/2017	$107,639

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long positions and related values within the total return basket swap as of December 31, 2016.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
Switzerland
Syngenta AG	5,148	$1,921,853	$112,137

Net Cash and Other Receivables/ (Payables) (b)			(4,498)

Swaps, at Value			$107,639

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR DIVERSIFIED ARBITRAGE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
DTBK	The Fund receives the total return on a portfolio of long and short positions and pays or receives the JPY/USD 1 Week Forward Swap Rate plus or minus a specified spread, which is denominated in JPY based on the local currencies of the positions within the swap.	61 months maturity 11/30/2021	$4,750

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The	following table represents the individual long positions and related values within the total return basket swap as of December 31, 2016.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
Japan
Calsonic Kansei Corp.	32,000	$485,805	$4,671

Net Cash and Other Receivables/ (Payables) (b)			79

Swaps, at Value			$4,750

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR DIVERSIFIED ARBITRAGE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
GSIN	The Fund receives the total return on a portfolio of long and short positions and pays or receives the Australian Bank-Bill Swap Reference Rate and Australian Overnight Indexed Swap Rate plus or minus a specified spread, which is denominated in AUD based on the local currencies of the positions within the swap.	2-51 months maturity ranging from 02/21/2017 - 12/21/2020	$58,427

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2016.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
Australia
DUET Group	199,533	$390,429	$3,616
Tatts Group Ltd.	172,180	512,173	42,655

			46,271

Total of Long Equity Positions			46,271

Short Positions

Common Stocks
Australia
Tabcorp Holdings Ltd.	(110,432)	(385,988)	3,397

Total of Long and Short Equity Positions			49,668

Net Cash and Other Receivables/ (Payables) (b)			8,759

Swaps, at Value			$58,427

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR DIVERSIFIED ARBITRAGE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
GSIN	The Fund receives the total return on a portfolio of long and short positions and pays or receives the Canadian Dollar Offered Rate and Canadian Overnight Repurchase Rate Average plus or minus a specified spread, which is denominated in CAD based on the local currencies of the positions within the swap.	49-50 months maturity 12/22/2020	$(236,096)

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2016.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
Canada
Manitoba Telecom Services, Inc.	3,025	$84,460	$1,065

Short Positions

Common Stocks
Canada
BCE, Inc.	(867)	(39,357)	1,885
Canadian Imperial Bank of Commerce	(29,357)	(2,224,823)	(170,703)
Kirkland Lake Gold Ltd.	(7)	(49)	12

			(168,806)

Total of Short Equity Positions			(168,806)

Total of Long and Short Equity Positions			(167,741)

Net Cash and Other Receivables/ (Payables) (b)			(68,355)

Swaps, at Value			$(236,096)

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR DIVERSIFIED ARBITRAGE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
GSIN	The Fund receives the total return on a portfolio of long and short positions and pays or receives the London Interbank Offered Rate plus or minus a specified spread, which is denominated in CHF based on the local currencies of the positions within the swap.	49 months maturity 12/21/2020	$65,766

** The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long positions and related values within the total return basket swap as of December 31, 2016.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
Switzerland
Actelion Ltd.	2,279	$427,367	$65,144

Net Cash and Other Receivables/ (Payables) (b)			622

Swaps, at Value			$65,766

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR DIVERSIFIED ARBITRAGE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
GSIN	The Fund receives the total return on a portfolio of long and short positions and pays or receives the Euro Interbank Offered Rate plus or minus a specified spread, which is denominated in EUR based on the local currencies of the positions within the swaps.	49-50 months maturity 12/21/2020	$(235,036)

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2016.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
Austria
Conwert Immobilien Invest SE	9,772	$165,785	$445

Short Positions

Common Stocks
France
Technip SA	(30,383)	(1,927,869)	(236,365)

Total of Long and Short Equity Positions			(235,920)

Net Cash and Other Receivables/ (Payables) (b)			884

Swaps, at Value			$(235,036)

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR DIVERSIFIED ARBITRAGE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
GSIN	The Fund receives the total return on a portfolio of long and short positions and pays or receives the LIBOR plus or minus a specified spread, which is denominated in GBP based on the local currencies of the positions within the swaps.	48-61 months maturity ranging from 12/21/2020 - 12/22/2021	$4,780

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2016.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
United Kingdom
Sky plc	105,850	$1,294,033	$(3,623)

Short Positions

Common Stocks
United Kingdom
British American Tobacco plc	(8,408)	(472,113)	(4,414)

Total of Long and Short Equity Positions			(8,037)

Net Cash and Other Receivables/ (Payables) (b)			12,817

Swaps, at Value			$4,780

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR DIVERSIFIED ARBITRAGE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
GSIN	The Fund receives the total return on a portfolio of long and short positions and pays or receives the LIBOR plus or minus a specified spread, which is denominated in USD based on the local currencies of the positions within the swaps.	48-50 months maturity 12/22/2020	$2,002,680

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2016.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
Canada
Agrium, Inc.	24,876	$2,360,151	$141,131

United States
AEP Industries, Inc.	28,681	3,380,056	(50,192)
Apollo Education Group, Inc.	28,975	254,690	32,162
Applied Micro Circuits Corp.	42,108	362,129	(14,738)
B/E Aerospace, Inc.	93,630	5,576,607	58,982
Bats Global Markets, Inc.	53,383	1,569,994	218,870
Blue Nile, Inc.	30,798	1,245,163	6,160
Brocade Communications Systems, Inc.	342,912	4,238,864	44,107
Cabela’s, Inc.	41,440	2,553,118	(126,806)
Cardinal Financial Corp.	51,001	1,419,384	252,939
Cascade Bancorp	219,659	1,574,955	208,676
Chemtura Corp.	67,270	2,206,456	26,908
CLARCOR, Inc.	15,497	1,277,789	249
CST Brands, Inc.	108,084	5,190,933	13,312
Datalink Corp.	66,442	742,157	5,980
Dow Chemical Co. (The)	79,755	4,292,008	271,573
Empire District Electric Co. (The)	200	6,846	(28)
Endurance Specialty Holdings Ltd.	56,418	5,188,786	24,237
Equity One, Inc.	72,166	2,159,928	54,846
EverBank Financial Corp.	140,648	2,715,549	20,055
FairPoint Communications, Inc.	78,905	1,499,984	(24,461)
FMC Technologies, Inc.	60,766	1,960,919	198,097
G&K Services, Inc.	27,340	2,590,931	46,012
Genworth Financial, Inc.	158,985	662,609	(56,877)
Harman International Industries, Inc.	38,151	4,175,627	65,238
Headwaters, Inc.	74,386	1,759,229	(9,670)
Humana, Inc.	2,952	506,357	95,940
Inteliquent, Inc.	21,551	492,009	1,940

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Intersil Corp.	158,621	$3,502,352	$34,897
Isle of Capri Casinos, Inc.	116,670	2,592,407	288,175
Joy Global, Inc.	86,302	2,406,497	9,959
Lattice Semiconductor Corp.	79,489	559,603	25,436
Level 3 Communications, Inc.	22,266	1,257,488	(2,576)
LifeLock, Inc.	56,159	1,336,584	6,739
Linear Technology Corp.	116,260	7,040,383	208,428
Mentor Graphics Corp.	81,326	2,975,718	24,398
Merchants Bancshares, Inc.	26,280	1,130,040	294,336
Metaldyne Performance Group, Inc.	77,022	1,548,142	219,513
Mid-America Apartment Communities, Inc.	25	2,317	131
Monsanto Co.	21,281	2,144,486	94,488
NeuStar, Inc.	7,143	236,259	2,317
NorthStar Asset Management Group, Inc.	33,382	457,333	40,726
NorthStar Realty Finance Corp.	24,949	367,519	10,458
PrivateBancorp, Inc.	80,275	3,663,974	686,129
Reynolds American, Inc.	15,282	841,733	14,671
Spectra Energy Corp.	121,030	5,060,264	(87,142)
St. Jude Medical, Inc.	38,344	2,984,697	90,108
Suffolk Bancorp	21,440	878,826	39,235
Team Health Holdings, Inc.	58,818	2,515,987	39,655
Time Warner, Inc.	33,236	2,957,672	250,599
Universal American Corp.	51,749	518,525	(3,622)
Valspar Corp. (The)	1,263	125,795	5,065
Vascular Solutions, Inc.	6,857	383,009	1,668
WCI Communities, Inc.	36,764	851,087	11,029
Westar Energy, Inc.	21,980	1,259,894	(21,321)
Western Refining, Inc.	80,820	2,875,576	183,461

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR DIVERSIFIED ARBITRAGE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
WhiteWave Foods Co. (The)	49,524	$2,698,563	$54,972
Yadkin Financial Corp.	65,976	1,830,174	430,164

			4,315,607

Total of Long Equity Positions			4,456,738

Short Positions

Common Stocks
Canada
Enbridge, Inc.	(119,094)	(5,141,287)	125,048
Potash Corp. of Saskatchewan, Inc.	(138,684)	(2,342,176)	(166,618)

			(41,570)

United States
Abbott Laboratories	(33,390)	(1,310,224)	27,714
Aetna, Inc.	(1,908)	(204,824)	(31,787)
American Axle & Manufacturing Holdings, Inc.	(38,511)	(591,914)	(151,348)
Analog Devices, Inc.	(26,965)	(1,784,205)	(173,993)
Ares Capital Corp.	(15)	(241)	(7)
AT&T, Inc.	(37,563)	(1,381,943)	(215,612)
Berry Plastics Group, Inc.	(37,755)	(1,891,275)	51,474
CBOE Holdings, Inc.	(17,088)	(1,080,132)	(182,500)
CenturyLink, Inc.	(31,809)	(850,846)	94,428
Colony Capital, Inc.	(41,476)	(797,525)	(42,364)
Community Bank System, Inc.	(18,587)	(882,801)	(265,690)
Consolidated Communications Holdings, Inc.	(57,601)	(1,579,114)	32,527

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
EI du Pont de Nemours & Co.	(62,208)	$(4,283,959)	$(282,108)
Eldorado Resorts, Inc.	(80,232)	(1,085,435)	(274,497)
First Interstate BancSystem, Inc.	(32,650)	(1,217,845)	(171,413)
FNB Corp.	(142,509)	(1,862,593)	(421,827)
Great Plains Energy, Inc.	(4,365)	(123,878)	4,495
MACOM Technology Solutions Holdings, Inc.	(4,585)	(226,958)	14,764
People’s United Financial, Inc.	(47,704)	(882,047)	(41,502)
Regency Centers Corp.	(32,474)	(2,172,511)	(66,572)
Rockwell Collins, Inc.	(21,326)	(1,842,069)	(136,131)
Tesoro Corp.	(33,284)	(2,734,613)	(176,072)
United Bankshares, Inc.	(36,211)	(1,448,240)	(226,519)

			(2,634,540)

Total of Short Equity Positions			(2,676,110)

Total of Long and Short Equity Positions			1,780,628

Net Cash and Other Receivables/ (Payables) (b)			222,052

Swaps, at Value			$2,002,680

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR DIVERSIFIED ARBITRAGE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
JPMC	The Fund receives the total return on a portfolio of long and short positions and pays or receives the LIBOR, plus or minus a specified spread, which is denominated in USD based on the local currencies of the positions within the swap.	12-13 months maturity ranging from 04/20/2017 - 12/28/2017	$432,995

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2016.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Private Placements
United States
Penson Technologies LLC, Class B Shares(c)	9,326,216	$9	$420,137

Short Positions

Common Stocks
United States
World Wrestling Entertainment, Inc.	(9,069)	(179,657)	12,787

Total of Long and Short Equity Positions			432,924

Net Cash and Other Receivables/ (Payables) (b)			71

Swaps, at Value(3)			$432,995

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.
(c)	Security fair valued as of 12/31/2016 in accordance with procedures approved by the Board of Trustees.
(3)	Level 3 security (See Note 5).

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR DIVERSIFIED ARBITRAGE FUND

Collateral pledged to, or (received from), each counterparty at December 31, 2016 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ CENTRALLY CLEARED	TOTAL
BANA
Investment Companies	$680,000	$—	$680,000

BARC
Cash	—	1,612,259	1,612,259

CITG
Cash	—	1,988,934	1,988,934

CITI
Investment Companies	80,001	—	80,001

DTBK
Investment Companies	5,377,871	—	5,377,871

GSIN
Investment Companies	15,381,930	—	15,381,930

JPMC
Investment Companies	450,000	—	450,000

JPMS
Cash	—	90,100	90,100

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR EQUITY MARKET NEUTRAL FUND

INVESTMENTS	SHARES	VALUE
LONG POSITIONS - 119.4%
COMMON STOCKS - 31.0%

Belgium - 0.6%
Ageas (a)	82,157	$3,247,403
bpost SA (a)	60,266	1,424,725
Colruyt SA (a)	3,456	170,813
Galapagos NV *(a)	4,998	320,098
KBC Group NV (a)	6,371	393,650
Proximus SADP (a)	5,894	169,434
Solvay SA (a)	5,423	633,984
Umicore SA (a)	16,581	943,316

		7,303,423

Canada - 3.7%
Agnico Eagle Mines Ltd. (1)(a)	3,902	164,055
Air Canada (1)*(a)	319,089	3,248,759
Alimentation Couche-Tard, Inc., Class B (1)(a)	38,630	1,751,606
Atco Ltd., Class I (1)(a)	7,856	261,311
Bank of Montreal (1)(a)	29,445	2,117,829
Bank of Nova Scotia (The) (1)(a)	23,688	1,318,970
Barrick Gold Corp. (1)(a)	81,368	1,302,349
CAE, Inc. (1)(a)	30,854	431,563
Canadian Imperial Bank of Commerce (1)(a)	14,849	1,211,676
Canadian Natural Resources Ltd. (1)(a)	15,722	501,057
Canadian Tire Corp. Ltd., Class A (1)(a)	17,786	1,844,901
CCL Industries, Inc., Class B (1)(a)	2,347	461,132
CGI Group, Inc., Class A (1)*(a)	17,540	841,826
Constellation Software, Inc. (1)(a)	2,655	1,206,471
Dollarama, Inc. (1)(a)	26,198	1,919,606
Empire Co. Ltd., Class A (1)(a)	42,794	501,040
Enerplus Corp. (1)(a)	50,024	474,663
First Quantum Minerals Ltd. (1)(a)	109,595	1,089,706
George Weston Ltd. (1)(a)	22,209	1,878,911
Industrial Alliance Insurance & Financial Services, Inc. (1)(a)	28,538	1,134,803
Kinross Gold Corp. (1)*(a)	328,702	1,025,778
Linamar Corp. (1)(a)	40,226	1,728,401
Loblaw Cos. Ltd. (1)(a)	9,152	482,872
Lundin Mining Corp. (1)*(a)	109,606	522,458
Magna International, Inc. (1)(a)	34,702	1,506,816
Metro, Inc. (1)(a)	61,209	1,830,822
Open Text Corp. (1)(a)	25,322	1,563,848
Ritchie Bros Auctioneers, Inc. (1)(a)	24,057	816,144
Saputo, Inc. (1)(a)	51,732	1,830,549
Seven Generations Energy Ltd., Class A (1)*(a)	30,066	701,126
SNC-Lavalin Group, Inc. (1)(a)	9,027	388,538
Teck Resources Ltd., Class B (1)(a)	121,950	2,440,544
Toronto-Dominion Bank (The) (1)(a)	15,184	748,881
Tourmaline Oil Corp. (1)*(a)	13,504	361,173
TransCanada Corp. (1)(a)	24,027	1,083,376
Yamana Gold, Inc. (1)(a)	304,894	856,106

		41,549,666

INVESTMENTS	SHARES	VALUE
China - 0.2%
Yangzijiang Shipbuilding Holdings Ltd.	3,136,300	$1,758,552

Denmark - 1.4%
Danske Bank A/S (a)	41,614	1,258,980
Genmab A/S *(a)	3,283	543,837
GN Store Nord A/S (a)	45,552	942,030
H Lundbeck A/S *(a)	28,158	1,143,244
ISS A/S (a)	76,855	2,590,238
Pandora A/S (a)	1,853	241,891
TDC A/S *(a)	543,543	2,786,403
Vestas Wind Systems A/S (a)	101,561	6,577,556
William Demant Holding A/S *(a)	10,040	174,390

		16,258,569

Finland - 1.7%
Amer Sports OYJ (a)	22,491	596,831
Cargotec OYJ, Class B (a)	39,409	1,774,274
Elisa OYJ (a)	22,823	740,868
Huhtamaki OYJ (a)	30,516	1,130,946
Kesko OYJ, Class B (a)	49,555	2,473,077
Metso OYJ (a)	16,564	471,228
Neste OYJ (a)	162,022	6,200,184
Nokian Renkaat OYJ (a)	9,625	357,837
Orion OYJ, Class B (a)	25,300	1,124,125
Outokumpu OYJ *	19,417	172,896
Stora Enso OYJ, Class R (a)	116,386	1,244,980
UPM-Kymmene OYJ (a)	92,873	2,271,261

		18,558,507

Germany - 6.1%
adidas AG (a)	8,028	1,266,161
Allianz SE (a)	8,421	1,389,784
Aurubis AG (a)	34,296	1,973,819
Brenntag AG (a)	9,228	511,497
Continental AG (a)	6,328	1,219,132
Covestro AG (a)(b)	96,956	6,636,410
Deutsche Post AG (a)	66,443	2,179,000
Evonik Industries AG (a)	105,221	3,136,513
Freenet AG (a)	46,991	1,320,663
Hannover Rueck SE (a)	6,773	731,670
HeidelbergCement AG (a)	33,858	3,151,502
Hella KGaA Hueck & Co. (a)	24,498	922,027
HOCHTIEF AG (a)	38,057	5,313,250
Infineon Technologies AG (a)	206,196	3,566,670
KION Group AG (a)	44,314	2,460,379
LANXESS AG (a)	17,093	1,119,305
Linde AG (a)	5,557	911,557
METRO AG (a)	27,670	919,671
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (a)	19,789	3,737,705
OSRAM Licht AG (a)	93,686	4,905,902
Rheinmetall AG (a)	58,097	3,898,933
Salzgitter AG (a)	26,575	932,401
Siemens AG (a)	41,010	5,021,262
Software AG (a)	73,442	2,661,791
STADA Arzneimittel AG (a)	68,528	3,540,282
Suedzucker AG (a)	57,309	1,366,051
Talanx AG (a)	52,983	1,769,576

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR EQUITY MARKET NEUTRAL FUND

INVESTMENTS	SHARES	VALUE
Germany - 6.1% (continued)
thyssenkrupp AG (a)	46,916	$1,114,502
Wacker Chemie AG (a)	2,112	219,203

		67,896,618

Italy - 3.3%
A2A SpA (a)	3,211,022	4,146,972
Assicurazioni Generali SpA (a)	70,771	1,048,993
Autogrill SpA (a)	57,090	515,152
BPER Banca (a)	395,843	2,100,894
Buzzi Unicem SpA (a)	54,684	1,293,925
Davide Campari-Milano SpA (a)	142,430	1,391,150
DiaSorin SpA (a)	5,054	298,883
Enel SpA (a)	1,769,583	7,778,554
Hera SpA (a)	319,945	736,417
Intesa Sanpaolo SpA, RNC (a)	380,013	962,627
Italgas SpA *(a)	67,715	266,445
Leonardo-Finmeccanica SpA *(a)	197,697	2,768,800
Mediobanca SpA (a)	175,735	1,431,201
Moncler SpA (a)	65,960	1,146,156
Poste Italiane SpA (a)(b)	326,201	2,163,076
Prysmian SpA (a)	116,793	2,993,443
Recordati SpA (a)	68,454	1,939,502
Snam SpA (a)	520,143	2,139,270
Unipol Gruppo Finanziario SpA (a)	435,681	1,566,655

		36,688,115

Luxembourg - 0.1%
APERAM SA (a)	15,343	700,192

Malta - 0.0% (c)
Kindred Group plc, SDR	53,281	499,085

Netherlands - 2.1%
Aalberts Industries NV (a)	6,397	207,250
ABN AMRO Group NV, CVA (a)(b)	22,170	490,883
Akzo Nobel NV (a)	20,560	1,284,729
ASM International NV (a)	34,267	1,536,284
ASML Holding NV (a)	3,523	394,824
Boskalis Westminster (a)	6,656	230,910
Delta Lloyd NV (a)	150,411	840,677
Fugro NV, CVA *(a)	153	2,336
Heineken NV (a)	2,262	169,510
Koninklijke Ahold Delhaize NV (a)	167,473	3,527,483
Koninklijke DSM NV (a)	35,784	2,144,437
Koninklijke Philips NV (a)	92,297	2,821,696
Koninklijke Vopak NV (a)	25,382	1,197,524
NN Group NV (a)	148,365	5,022,531
Randstad Holding NV (a)	13,037	706,182
Wolters Kluwer NV (a)	98,272	3,554,415

		24,131,671

Norway - 0.6%
Leroy Seafood Group ASA (a)	6,569	365,720
Marine Harvest ASA *(a)	46,706	844,468
Norsk Hydro ASA (a)	337,467	1,610,640
Orkla ASA (a)	124,634	1,127,780
Salmar ASA (a)	12,100	361,317
Yara International ASA (a)	51,585	2,029,305

		6,339,230

INVESTMENTS	SHARES	VALUE
Singapore - 0.9%
City Developments Ltd.	40,200	$229,412
ComfortDelGro Corp. Ltd.	486,000	825,846
DBS Group Holdings Ltd.	112,800	1,345,799
Genting Singapore plc	2,103,000	1,308,905
Global Logistic Properties Ltd.	399,400	604,778
Oversea-Chinese Banking Corp. Ltd.	86,100	528,796
SATS Ltd.	463,400	1,550,435
Singapore Airlines Ltd.	132,900	885,366
StarHub Ltd.	216,300	418,724
United Overseas Bank Ltd.	126,500	1,777,186
Wilmar International Ltd.	376,800	930,868

		10,406,115

Spain - 2.8%
ACS Actividades de Construccion y Servicios SA (a)	74,438	2,349,083
Aena SA (a)(b)	13,798	1,879,854
Almirall SA (a)	44,039	683,169
Banco Santander SA (a)	192,885	1,003,440
Ebro Foods SA (a)	77,351	1,618,816
Enagas SA (a)	19,697	499,186
Endesa SA (a)	268,141	5,670,666
Gamesa Corp. Tecnologica SA (a)	125,115	2,529,535
Gas Natural SDG SA (a)	82,782	1,557,401
Iberdrola SA (a)	417,784	2,735,600
Mapfre SA (a)	344,337	1,048,885
Mediaset Espana Comunicacion SA (a)	45,196	529,415
Prosegur Cia de Seguridad SA (a)	230,690	1,439,592
Repsol SA (a)	471,818	6,630,526
Tecnicas Reunidas SA (a)	33,822	1,383,223

		31,558,391

Sweden - 2.8%
Axfood AB (a)	35,614	559,247
BillerudKorsnas AB (a)	168,748	2,826,213
Boliden AB (a)	207,399	5,387,189
Bonava AB, Class B *(a)	47,194	731,110
Electrolux AB, Series B (a)	130,797	3,238,669
Holmen AB, Class B (a)	21,214	759,389
Husqvarna AB, Class B (a)	186,020	1,443,348
NCC AB, Class B (a)	140,346	3,466,712
Nibe Industrier AB, Class B (a)	112,489	884,557
Saab AB, Class B (a)	52,509	1,958,270
Securitas AB, Class B (a)	78,762	1,235,449
Skanska AB, Class B (a)	71,196	1,676,266
SKF AB, Class B (a)	13,065	239,562
SSAB AB, Class A *(a)	404,722	1,528,567
Svenska Cellulosa AB SCA, Class B (a)	53,427	1,503,784
Swedish Match AB (a)	121,779	3,863,804

		31,302,136

Switzerland - 4.2%
ABB Ltd. *(a)	323,419	6,805,293
Actelion Ltd. *(a)	29,432	6,360,508
Adecco Group AG (a)	47,749	3,116,902
Baloise Holding AG (a)	2,907	365,802
Clariant AG *(a)	80,412	1,385,926

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR EQUITY MARKET NEUTRAL FUND

INVESTMENTS	SHARES	VALUE
Switzerland - 4.2% (continued)
dormakaba Holding AG *(a)	249	$184,853
Flughafen Zuerich AG (a)	12,918	2,393,797
Geberit AG (a)	4,194	1,679,096
Georg Fischer AG (a)	2,929	2,395,410
Givaudan SA (a)	306	560,033
Helvetia Holding AG (a)	382	205,535
Lonza Group AG *(a)	4,173	721,216
Partners Group Holding AG (a)	2,803	1,312,191
Schindler Holding AG (a)	7,456	1,313,100
SGS SA (a)	517	1,050,422
Sika AG (a)	420	2,015,100
Sonova Holding AG (a)	1,395	168,781
STMicroelectronics NV (a)	400,719	4,547,604
Straumann Holding AG (a)	4,229	1,647,878
Swiss Life Holding AG *(a)	6,373	1,800,238
Swiss Re AG (a)	26,122	2,471,479
Temenos Group AG *(a)	19,267	1,339,267
Zurich Insurance Group AG *(a)	10,927	3,002,956

		46,843,387

United Kingdom - 0.5%
Dialog Semiconductor plc *(a)	63,867	2,683,366
Fiat Chrysler Automobiles NV (a)	282,474	2,569,617
Subsea 7 SA *(a)	60,603	765,372

		6,018,355

TOTAL COMMON STOCKS (Cost $322,385,275)		347,812,012

PREFERRED STOCK - 0.2%

Germany - 0.2%
Henkel AG & Co. KGaA
(Cost $2,901,916) (a)	22,427	2,669,705

SHORT-TERM INVESTMENTS - 88.2%

INVESTMENT COMPANIES - 66.4%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Shares, 0.36% (d)	5,661,611	5,661,611
Dreyfus Treasury & Agency Cash Management, Class I, 0.39% (d)	22,646,443	22,646,443
J.P. Morgan U.S. Treasury Plus Money Market Fund - IM Shares, 0.41% (d)(e)	688,872,449	688,872,449
UBS Money Series - UBS Select Treasury Preferred Fund, Class I, 0.39% (d)	28,308,053	28,308,053

TOTAL INVESTMENT COMPANIES (Cost $745,488,556)		745,488,556

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
U.S. TREASURY OBLIGATIONS - 21.8%
U.S. Treasury Bills
0.39%, 1/12/2017 (f)	$18,141,200	$18,139,386
0.43%, 1/19/2017 (f)	79,293,000	79,278,410
0.44%, 2/9/2017 (f)	2,539,000	2,537,832
0.45%, 2/16/2017 (f)	2,653,000	2,651,573
0.45%, 2/23/2017 (f)	2,798,000	2,796,134
0.48%, 3/2/2017 (f)	2,197,000	2,195,286
0.47%, 3/9/2017 (f)	1,844,000	1,842,403
0.49%, 4/6/2017 (f)	4,460,000	4,453,930
0.50%, 4/13/2017 (f)	31,121,000	31,074,225
0.47%, 4/20/2017 (f)	27,345,000	27,301,002
0.48%, 4/27/2017 (f)	13,201,000	13,178,109
0.53%, 5/11/2017 (f)	8,378,000	8,360,239
0.63%, 5/18/2017 (f)	15,782,000	15,746,143
0.61%, 5/25/2017 (f)	9,900,000	9,876,280
0.61%, 6/1/2017 (f)	7,255,000	7,236,268
0.65%, 6/15/2017 (f)	4,094,000	4,082,737
0.65%, 6/22/2017 (f)	12,982,000	12,944,028

TOTAL U.S. TREASURY OBLIGATIONS (Cost $243,699,300)		243,693,985

TOTAL SHORT-TERM INVESTMENTS (Cost $989,187,856)		989,182,541

TOTAL LONG POSITIONS (Cost $1,314,475,047)		1,339,664,258

	SHARES
SHORT POSITIONS - (27.4)%
COMMON STOCKS - (26.8)%

Austria - (0.2)%
ams AG	(58,035)	(1,644,529)

Belgium - (0.6)%
Anheuser-Busch InBev SA/NV	(41,081)	(4,348,175)
Telenet Group Holding NV*	(37,878)	(2,099,452)
UCB SA	(6,084)	(389,260)

		(6,836,887)

Canada - (3.6)%
AltaGas Ltd. (1)	(56,745)	(1,432,730)
BlackBerry Ltd. (1)*	(199,061)	(1,369,920)
Bombardier, Inc., Class B (1)*	(1,364,991)	(2,195,941)
Cameco Corp. (1)	(120,517)	(1,260,238)
Canadian Utilities Ltd., Class A (1)	(106,030)	(2,857,949)
Cenovus Energy, Inc. (1)	(92,992)	(1,405,979)
DH Corp. (1)	(40,013)	(663,978)
Eldorado Gold Corp. (1)*	(198,802)	(639,649)
Element Fleet Management Corp. (1)	(100,615)	(933,723)
Fairfax Financial Holdings Ltd. (1)	(1,303)	(629,349)
Finning International, Inc. (1)	(20,444)	(400,308)
Franco-Nevada Corp. (1)	(10,812)	(646,473)
Gildan Activewear, Inc. (1)	(99,198)	(2,518,646)
Goldcorp, Inc. (1)	(26,678)	(363,217)
Hudson’s Bay Co. (1)	(54,314)	(533,573)
Imperial Oil Ltd. (1)	(44,146)	(1,535,813)
Inter Pipeline Ltd. (1)	(18,837)	(415,841)
Keyera Corp. (1)	(68,026)	(2,049,925)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR EQUITY MARKET NEUTRAL FUND

INVESTMENTS	SHARES	VALUE
Canada - (3.6)% (continued)
Manulife Financial Corp. (1)	(73,783)	$(1,313,933)
Methanex Corp. (1)	(91,530)	(4,014,599)
Onex Corp. (1)	(5,060)	(344,381)
Pembina Pipeline Corp. (1)	(63,228)	(1,975,978)
Potash Corp. of Saskatchewan, Inc. (1)	(159,029)	(2,877,008)
Power Financial Corp. (1)	(18,943)	(473,487)
PrairieSky Royalty Ltd. (1)	(73,054)	(1,737,865)
Restaurant Brands International, Inc. (1)	(8,355)	(397,946)
Silver Wheaton Corp. (1)	(12,145)	(234,642)
Stantec, Inc. (1)	(10,612)	(268,096)
Suncor Energy, Inc. (1)	(7,334)	(239,796)
Veresen, Inc. (1)	(92,266)	(900,910)
Waste Connections, Inc. (1)	(9,614)	(754,284)
West Fraser Timber Co. Ltd. (1)	(17,788)	(636,057)
Whitecap Resources, Inc. (1)	(90,978)	(823,962)
WSP Global, Inc. (1)	(46,971)	(1,563,426)

		(40,409,622)

Denmark - (0.9)%
AP Moller - Maersk A/S, Class B	(882)	(1,405,876)
Carlsberg A/S, Class B	(2,111)	(181,819)
Chr Hansen Holding A/S	(21,278)	(1,176,788)
Coloplast A/S, Class B	(26,960)	(1,815,988)
DSV A/S	(5,923)	(263,042)
Novo Nordisk A/S, Class B	(18,553)	(665,537)
Novozymes A/S, Class B	(86,466)	(2,975,461)
Tryg A/S	(78,483)	(1,417,287)

		(9,901,798)

Finland - (0.8)%
Fortum OYJ	(29,994)	(458,494)
Nokia OYJ	(901,513)	(4,323,803)
Sampo OYJ, Class A	(60,726)	(2,714,612)
Wartsila OYJ Abp	(40,991)	(1,837,887)

		(9,334,796)

Germany - (4.1)%
Axel Springer SE	(23,156)	(1,122,807)
Bayerische Motoren Werke AG	(55,776)	(5,194,755)
Beiersdorf AG	(7,328)	(620,739)
Bilfinger SE *	(34,827)	(1,340,926)
Commerzbank AG	(427,040)	(3,251,396)
Daimler AG	(30,282)	(2,247,396)
Deutsche Bank AG *	(242,323)	(4,395,580)
Deutsche Lufthansa AG	(113,400)	(1,461,809)
Deutsche Telekom AG	(52,046)	(892,964)
Duerr AG	(6,944)	(556,780)
E.ON SE	(699,016)	(4,917,538)
Fresenius Medical Care AG & Co. KGaA	(11,114)	(939,365)
GEA Group AG	(18,073)	(725,277)
HUGO BOSS AG	(21,182)	(1,293,141)
K+S AG	(37,249)	(887,310)
Krones AG	(1,872)	(170,976)
MAN SE	(8,147)	(808,642)
Merck KGaA	(34,302)	(3,571,555)
MTU Aero Engines AG	(1,761)	(203,131)

INVESTMENTS	SHARES	VALUE
Germany - (4.1)% (continued)
Nordex SE *	(77,109)	$(1,651,612)
ProSiebenSat.1 Media SE	(26,630)	(1,025,041)
RWE AG *	(101,550)	(1,260,099)
Symrise AG	(3,517)	(213,685)
Telefonica Deutschland Holding AG	(509,170)	(2,176,398)
United Internet AG	(65,525)	(2,556,947)
Wirecard AG	(9,525)	(408,694)
Zalando SE *(b)	(63,235)	(2,408,889)

		(46,303,452)

Hong Kong - 0.0% (c)
Hutchison Port Holdings Trust (1)	(910,700)	(409,815)

Italy - (2.6)%
Azimut Holding SpA	(191,151)	(3,179,486)
Banca Generali SpA	(62,224)	(1,479,980)
Banco Popolare SC	(799,043)	(1,922,940)
Eni SpA	(57,576)	(933,368)
Luxottica Group SpA	(130,573)	(7,017,835)
Mediaset SpA	(293,271)	(1,263,098)
Saipem SpA *	(2,439,790)	(1,364,606)
Salvatore Ferragamo SpA	(127,961)	(3,018,046)
Telecom Italia SpA, RNC *	(4,077,276)	(3,599,989)
Terna Rete Elettrica Nazionale SpA	(132,350)	(605,282)
UniCredit SpA	(772,456)	(2,218,286)
Unione di Banche Italiane SpA	(165,235)	(452,425)
UnipolSai SpA	(324,693)	(692,545)
Yoox Net-A-Porter Group SpA *	(35,055)	(991,252)

		(28,739,138)

Luxembourg - (0.8)%
ArcelorMittal *	(56,758)	(417,030)
Tenaris SA	(458,466)	(8,183,859)

		(8,600,889)

Netherlands - (1.4)%
Aegon NV	(30,993)	(170,265)
Altice NV, Class A *	(352,314)	(6,972,247)
Gemalto NV	(23,948)	(1,383,031)
Koninklijke KPN NV	(1,132,547)	(3,349,080)
OCI NV *	(38,250)	(667,120)
SBM Offshore NV	(228,683)	(3,580,336)

		(16,122,079)

Norway - (0.6)%
DNB ASA	(90,886)	(1,349,230)
Gjensidige Forsikring ASA	(19,658)	(311,651)
Schibsted ASA, Class A	(100,758)	(2,306,072)
Statoil ASA	(169,742)	(3,098,077)

		(7,065,030)

Singapore - (1.0)%
CapitaLand Ltd.	(686,700)	(1,427,040)
Jardine Cycle & Carriage Ltd.	(15,700)	(445,880)
Keppel Corp. Ltd.	(1,061,300)	(4,223,913)
Singapore Post Ltd.	(2,650,000)	(2,676,364)
Singapore Press Holdings Ltd.	(86,700)	(210,841)
Singapore Telecommunications Ltd.	(866,300)	(2,173,059)
UOL Group Ltd.	(137,100)	(565,204)

		(11,722,301)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR EQUITY MARKET NEUTRAL FUND

INVESTMENTS	SHARES	VALUE
Spain - (2.8)%
Abertis Infraestructuras SA	(85,136)	$(1,189,477)
Acciona SA	(3,266)	(239,897)
Acerinox SA	(74,913)	(989,853)
Amadeus IT Group SA	(49,356)	(2,238,499)
Atresmedia Corp. de Medios de Comunicacion SA	(89,159)	(973,275)
Banco Bilbao Vizcaya Argentaria SA	(37,138)	(250,270)
Banco de Sabadell SA	(502,017)	(697,590)
Banco Popular Espanol SA	(5,750,715)	(5,540,796)
Bankia SA	(1,049,568)	(1,069,556)
Bankinter SA	(98,805)	(764,104)
CaixaBank SA	(664,928)	(2,191,455)
Cellnex Telecom SA (b)	(282,734)	(4,058,401)
Distribuidora Internacional de Alimentacion SA	(469,245)	(2,301,450)
Ferrovial SA	(181,804)	(3,242,336)
Grifols SA	(106,959)	(2,123,284)
Industria de Diseno Textil SA	(59,517)	(2,027,504)
Red Electrica Corp. SA	(43,692)	(823,164)
Zardoya Otis SA	(77,488)	(653,906)

		(31,374,817)

Sweden - (2.6)%
Alfa Laval AB	(89,490)	(1,476,170)
Assa Abloy AB, Class B	(168,592)	(3,119,564)
Getinge AB, Class B	(45,641)	(731,305)
Hennes & Mauritz AB, Class B	(205,225)	(5,689,066)
Hexagon AB, Class B	(51,538)	(1,835,574)
Hexpol AB	(36,606)	(338,405)
Modern Times Group MTG AB, Class B	(14,113)	(417,142)
Nordea Bank AB	(96,060)	(1,064,405)
Skandinaviska Enskilda Banken AB, Class A	(232,207)	(2,426,608)
Svenska Handelsbanken AB, Class A	(307,957)	(4,265,345)
Swedbank AB, Class A	(61,796)	(1,488,943)
Swedish Orphan Biovitrum AB *	(14,562)	(170,030)
Tele2 AB, Class B	(275,344)	(2,201,647)
Telefonaktiebolaget LM Ericsson, Class B	(258,579)	(1,515,524)
Telia Co. AB	(424,463)	(1,705,151)
Trelleborg AB, Class B	(13,011)	(255,498)

		(28,700,377)

Switzerland - (3.6)%
Aryzta AG *	(47,938)	(2,108,137)
Barry Callebaut AG *	(469)	(572,986)
Chocoladefabriken Lindt & Spruengli AG	(572)	(2,959,780)
Cie Financiere Richemont SA	(106,002)	(7,005,731)
Credit Suisse Group AG *	(426,604)	(6,096,612)
Dufry AG *	(30,599)	(3,808,781)
EMS-Chemie Holding AG	(429)	(217,859)
GAM Holding AG *	(28,184)	(326,176)
Julius Baer Group Ltd. *	(64,683)	(2,865,569)
LafargeHolcim Ltd. *	(29,364)	(1,541,377)
Novartis AG	(23,195)	(1,686,822)

INVESTMENTS	SHARES	VALUE
Switzerland - (3.6)% (continued)
OC Oerlikon Corp. AG *	(124,465)	$(1,221,068)
Roche Holding AG	(2,589)	(590,169)
Sunrise Communications Group AG *(b)	(4,251)	(279,376)
Swatch Group AG (The)	(17,443)	(5,413,654)
Swisscom AG	(7,733)	(3,456,608)

		(40,150,705)

United Kingdom - (0.9)%
CNH Industrial NV	(243,126)	(2,109,604)
RELX NV	(59,874)	(1,007,073)
Unilever NV, CVA	(168,755)	(6,932,259)

		(10,048,936)

United States - (0.3)%
QIAGEN NV *	(61,507)	(1,723,632)
Valeant Pharmaceuticals International, Inc. (1)*	(87,101)	(1,263,067)

		(2,986,699)

TOTAL COMMON STOCKS (Proceeds $(296,675,885))		(300,351,870)

PREFERRED STOCKS - (0.6)%
Germany - (0.6)%
FUCHS PETROLUB SE	(5,580)	(233,742)
Sartorius AG	(4,277)	(316,882)
Schaeffler AG	(51,283)	(756,743)
Volkswagen AG	(43,503)	(6,086,812)

TOTAL PREFERRED STOCKS (Proceeds $(7,083,525))		(7,394,179)

TOTAL SHORT POSITIONS (Proceeds $(303,759,410))		(307,746,049)

TOTAL INVESTMENTS IN SECURITIES AT VALUE - 92.0% (Cost $1,010,715,637)		1,031,918,209

OTHER ASSETS IN EXCESS OF LIABILITIES - 8.0% (g)		90,132,792

NET ASSETS - 100.0%		$1,122,051,001

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR EQUITY MARKET NEUTRAL FUND

SECTOR	VALUE	% OF NET ASSETS
Consumer Discretionary	$(49,660,565)	(4.4)%
Consumer Staples	12,113,720	1.1
Energy	(9,499,455)	(0.8)
Financials	(6,747,215)	(0.6)
Health Care	3,621,047	0.3
Industrials	59,053,973	5.2
Information Technology	2,401,452	0.2
Materials	38,577,213	3.4
Real Estate	(1,158,054)	(0.1)
Telecommunication Services	(18,456,580)	(1.6)
Utilities	12,490,132	1.1
Short-Term Investments	989,182,541	88.2

Total Investments In Securities At Value	1,031,918,209	92.0
Other Assets in Excess of Liabilities (g)	90,132,792	8.0

Net Assets	$1,122,051,001	100.0%

*	Non-income producing security.
(a)	All or a portion of this security is segregated in connection with obligations for securities sold short with a total value of $348,713,192. In addition, $866 of cash collateral was pledged.
(b)	Securities exempt from registration under Rule 144A or section 4(2), of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total value of all such securities at 12/31/2016 amounted to $4,423,557, which represents approximately 0.39% of net assets of the fund.
(c)	Represents less than 0.05% of net assets.
(d)	Represents 7-day effective yield as of 12/31/2016.
(e)	All or a portion of the security pledged as collateral for forward foreign currency exchange and swap contracts.
(f)	The rate shown was the effective yield at the date of purchase.
(g)	Includes appreciation/(depreciation) on forward foreign currency exchange and swap contracts.

All securities are Level 2 with respect to ASC 820, unless otherwise noted in parentheses.

(1)	Level 1 security (See Note 5).

Abbreviations

CVA - Dutch Certification

OYJ - Public Traded Company

SCA - Limited partnership with share capital

SDR - Swedish Depositary Receipt

Forward foreign currency exchange contracts outstanding as of December 31, 2016:

Over the Counter

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
Canadian Dollar, Expiring 03/15/17	CITI	CAD	6,000	$4,516	$4,473	$(43)
Swiss Franc, Expiring 03/15/17	CITI	CHF	5,109,000	5,051,183	5,039,418	(11,765)
Danish Krone, Expiring 03/15/17	CITI	DKK	543,000	77,342	77,181	(161)
Euro, Expiring 03/15/17	CITI	EUR	5,577,000	5,902,774	5,891,319	(11,455)
Norwegian Krone, Expiring 03/15/17	CITI	NOK	1,130,800	134,626	131,011	(3,615)
Norwegian Krone, Expiring 03/15/17	JPMC	NOK	1,696,200	201,941	196,517	(5,424)
Swedish Krona, Expiring 03/15/17	CITI	SEK	1,925,600	211,606	212,239	633
Swedish Krona, Expiring 03/15/17	JPMC	SEK	2,888,400	317,409	318,357	948
Singapore Dollar, Expiring 03/15/17	CITI	SGD	334,000	234,496	230,556	(3,940)
Singapore Dollar, Expiring 03/15/17	JPMC	SGD	501,000	351,743	345,834	(5,909)

				$12,487,636	$12,446,905	$(40,731)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR EQUITY MARKET NEUTRAL FUND

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
Canadian Dollar, Expiring 03/15/17	CITI	CAD	(2,387,518)	$(1,785,562)	$(1,779,687)	$5,875
Canadian Dollar, Expiring 03/15/17	JPMC	CAD	(1,278,776)	(960,868)	(953,215)	7,653
Swiss Franc, Expiring 03/15/17	CITI	CHF	(1,749,600)	(1,737,109)	(1,725,772)	11,337
Swiss Franc, Expiring 03/15/17	JPMC	CHF	(2,624,400)	(2,605,662)	(2,588,658)	17,004
Danish Krone, Expiring 03/15/17	CITI	DKK	(16,794,400)	(2,436,042)	(2,387,118)	48,924
Danish Krone, Expiring 03/15/17	JPMC	DKK	(25,191,600)	(3,654,058)	(3,580,676)	73,382
Euro, Expiring 03/15/17	CITI	EUR	(14,420,000)	(15,451,181)	(15,232,711)	218,470
Euro, Expiring 03/15/17	JPMC	EUR	(21,591,000)	(23,135,134)	(22,807,868)	327,266
Hong Kong Dollar, Expiring 03/15/17	CITI	HKD	(160,000)	(20,646)	(20,639)	7
Hong Kong Dollar, Expiring 03/15/17	JPMC	HKD	(240,000)	(30,969)	(30,959)	10
Norwegian Krone, Expiring 03/15/17	CITI	NOK	(1,759,000)	(204,327)	(203,792)	535
Swedish Krona, Expiring 03/15/17	CITI	SEK	(20,775,000)	(2,298,394)	(2,289,802)	8,592
Singapore Dollar, Expiring 03/15/17	CITI	SGD	(247,000)	(170,734)	(170,501)	233

				(54,490,686)	(53,771,398)	719,288

				$(42,003,050)	$(41,324,493)	$678,557

CAD - Canadian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

HKD - Hong Kong Dollar

NOK - Norwegian Krone

SEK - Swedish Krona

SGD - Singapore Dollar

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR EQUITY MARKET NEUTRAL FUND

Total Return Basket Swaps * Outstanding at December 31, 2016

Over the Counter

COUNTERPARTY	DESCRIPTION	TERMINATION DATE **	VALUE (Note 5)
MSIP	The Fund receives the total return on a portfolio of long and short positions and pays or receives the Bank of Japan Estimate Unsecured Overnight Call Rate plus or minus a specified spread, which is denominated in JPY based on the local currencies of the positions within the swap.	22-49 months maturity 10/16/2018	$9,790,213

*	See the accompanying “Additional Information — Total Return Basket Swap” for further details.
**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap positions.

Additional Information — Total Return Basket Swap

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2016.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
Japan
Advantest Corp.	15,300	$203,860	$52,892
Ajinomoto Co., Inc.	39,600	770,941	25,913
Alfresa Holdings Corp.	69,800	1,373,291	(220,406)
Amada Holdings Co. Ltd.	379,700	3,488,423	741,653
Aozora Bank Ltd.	441,000	1,421,849	136,317
Asahi Group Holdings Ltd.	7,600	239,414	(127)
Asahi Kasei Corp.	52,000	426,366	26,101
Astellas Pharma, Inc.	265,400	3,474,714	207,274
Bandai Namco Holdings, Inc.	146,000	3,366,468	652,176
Bridgestone Corp.	46,600	1,398,116	278,588
Brother Industries Ltd.	41,300	717,240	25,227
Chiyoda Corp.	233,000	1,380,334	227,968
Chubu Electric Power Co., Inc.	310,500	3,845,104	475,623
Chugoku Bank Ltd. (The)	16,300	164,377	69,392
Citizen Watch Co. Ltd.	305,500	1,369,750	451,676
Coca-Cola West Co. Ltd.	31,600	793,155	137,109
Daicel Corp.	98,000	1,046,916	30,500
Daiichi Sankyo Co. Ltd.	63,100	1,346,236	(57,782)
Daikin Industries Ltd.	19,000	1,509,170	231,399
DeNA Co. Ltd.	106,800	2,481,602	(147,481)
Disco Corp.	7,400	629,072	265,596
Ezaki Glico Co. Ltd.	27,400	1,257,375	25,006
Fuji Heavy Industries Ltd.	73,600	2,412,178	586,610
FUJIFILM Holdings Corp.	59,800	2,153,367	111,008
Fujitsu Ltd.	523,000	2,566,678	329,461
Gunma Bank Ltd. (The)	265,300	1,102,240	347,548
Hakuhodo DY Holdings, Inc.	162,400	1,796,883	202,778
Haseko Corp.	220,300	2,199,201	34,426
Hikari Tsushin, Inc.	2,900	223,549	46,406

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Japan (continued)
Hisamitsu Pharmaceutical Co., Inc.	16,000	$839,944	$(40,792)
Hitachi Capital Corp.	11,600	244,523	40,313
Hitachi Chemical Co. Ltd.	190,500	3,430,940	1,321,328
Hitachi Construction Machinery Co. Ltd.	47,400	851,055	173,680
Hitachi High-Technologies Corp.	89,700	2,815,204	792,569
Hitachi Metals Ltd.	48,600	484,138	170,185
Hoya Corp.	70,500	2,196,279	759,745
Ibiden Co. Ltd.	21,300	280,307	5,356
Idemitsu Kosan Co. Ltd.	126,500	2,269,087	1,086,367
Iida Group Holdings Co. Ltd.	20,700	354,232	38,183
Inpex Corp.	44,100	309,286	131,529
Ito En Ltd.	7,800	226,766	31,785
ITOCHU Corp.	116,200	1,293,569	245,008
Itochu Techno-Solutions Corp.	122,700	2,525,823	658,805
Japan Airlines Co. Ltd.	65,200	2,007,383	(104,796)
Japan Petroleum Exploration Co. Ltd.	66,000	1,291,506	171,681
JSR Corp.	31,300	404,261	88,412
JTEKT Corp.	66,500	771,726	288,669
JX Holdings, Inc.	455,700	1,547,616	377,908
Kajima Corp.	265,000	1,661,755	168,632
Kaken Pharmaceutical Co. Ltd.	16,800	912,078	(22,395)
Kamigumi Co. Ltd.	84,000	724,892	75,152
Kaneka Corp.	318,000	2,173,986	412,602
Kao Corp.	7,800	381,720	(12,508)
Kewpie Corp.	19,000	498,465	(37,642)
Kobayashi Pharmaceutical Co. Ltd.	7,600	290,958	33,647
Konami Holdings Corp.	84,700	2,857,560	560,785
Konica Minolta, Inc.	187,300	1,406,718	449,557
Kuraray Co. Ltd.	132,300	1,594,155	389,758

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR EQUITY MARKET NEUTRAL FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Japan (continued)
Kurita Water Industries Ltd.	10,500	$208,354	$22,653
Kyocera Corp.	18,000	789,261	103,189
Lion Corp.	119,000	1,748,822	201,751
LIXIL Group Corp.	7,400	96,789	70,934
Matsumotokiyoshi Holdings Co. Ltd.	38,200	1,713,737	165,550
Mazda Motor Corp.	60,600	723,986	262,823
Medipal Holdings Corp.	106,400	1,669,388	6,637
MEIJI Holdings Co. Ltd.	10,400	940,256	(126,682)
Miraca Holdings, Inc.	14,200	548,390	86,718
Mitsubishi Chemical Holdings Corp.	255,500	1,203,565	448,412
Mitsubishi Corp.	71,700	1,489,308	33,503
Mitsubishi Electric Corp.	296,800	3,207,618	920,622
Mitsubishi Gas Chemical Co., Inc.	155,700	1,783,515	869,524
Mitsubishi Tanabe Pharma Corp.	160,000	2,460,121	672,663
Mitsui Chemicals, Inc.	705,000	2,501,247	657,535
Mixi, Inc.	98,800	3,277,273	322,806
MS&AD Insurance Group Holdings, Inc.	172,800	4,480,377	870,817
Nabtesco Corp.	12,900	301,772	(2,737)
Nexon Co. Ltd.	80,900	1,175,281	(6,180)
NH Foods Ltd.	13,000	266,949	83,746
NHK Spring Co. Ltd.	160,700	1,225,886	302,442
Nikon Corp.	160,400	2,059,153	431,931
Nippon Electric Glass Co. Ltd.	31,000	129,517	37,742
Nippon Express Co. Ltd.	573,000	2,411,957	664,634
Nippon Shinyaku Co. Ltd.	4,300	203,705	7,943
Nippon Shokubai Co. Ltd.	33,100	1,780,767	280,604
Nippon Telegraph & Telephone Corp.	96,200	3,942,904	106,651
Nissan Chemical Industries Ltd.	14,200	366,388	106,952
Nisshin Seifun Group, Inc.	43,400	678,260	(27,958)
Nitori Holdings Co. Ltd.	9,400	907,513	164,228
Nomura Research Institute Ltd.	18,304	575,868	(19,580)
NSK Ltd.	14,700	110,825	58,952
NTN Corp.	114,000	329,894	130,006
NTT Data Corp.	32,100	1,416,462	134,341
Obayashi Corp.	151,400	1,402,793	42,676
Oji Holdings Corp.	155,000	531,725	98,598
Oracle Corp. Japan	18,900	995,130	(44,382)
ORIX Corp.	107,700	1,572,660	103,610
Osaka Gas Co. Ltd.	316,000	1,086,444	126,068
Otsuka Corp.	34,600	1,484,635	129,257
Otsuka Holdings Co. Ltd.	27,000	1,073,599	102,532
Pola Orbis Holdings, Inc.	17,700	1,451,980	7,263
Recruit Holdings Co. Ltd.	10,900	370,334	66,498

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Japan (continued)
Resona Holdings, Inc.	632,000	$2,724,452	$514,560
Rohm Co. Ltd.	24,300	874,874	519,288
Sankyo Co. Ltd.	51,500	1,833,716	(173,269)
SCSK Corp.	5,100	180,462	(2,497)
Secom Co. Ltd.	5,000	322,549	42,771
Sega Sammy Holdings, Inc.	21,300	316,880	(361)
Seiko Epson Corp.	119,500	1,646,451	876,502
Sekisui Chemical Co. Ltd.	128,300	1,596,537	445,812
Shimadzu Corp.	24,000	330,379	50,908
Shimamura Co. Ltd.	19,300	2,177,749	228,630
Shin-Etsu Chemical Co. Ltd.	25,100	1,490,754	451,710
Shionogi & Co. Ltd.	38,300	1,842,995	(12,524)
Sojitz Corp.	2,325,700	4,905,186	725,709
Sompo Holdings, Inc.	49,900	1,522,742	162,446
Square Enix Holdings Co. Ltd.	88,300	2,307,199	(43,269)
Start Today Co. Ltd.	22,500	343,428	44,164
Sugi Holdings Co. Ltd.	4,900	249,923	(17,457)
Sumitomo Chemical Co. Ltd.	144,000	592,002	90,605
Sumitomo Corp.	156,500	1,369,862	467,356
Sumitomo Dainippon Pharma Co. Ltd.	76,600	1,229,007	85,781
Sumitomo Electric Industries Ltd.	152,700	1,867,479	331,296
Sumitomo Heavy Industries Ltd.	389,000	1,829,564	668,266
Sumitomo Mitsui Financial Group, Inc.	6,500	185,985	61,554
Sumitomo Mitsui Trust Holdings, Inc.	72,300	1,950,059	636,742
Sumitomo Rubber Industries Ltd.	86,300	1,120,615	244,854
Sundrug Co. Ltd.	2,500	179,841	(6,988)
Suzuken Co. Ltd.	73,400	2,266,340	131,091
Suzuki Motor Corp.	70,100	1,605,314	855,819
T&D Holdings, Inc.	80,400	654,112	406,960
Taiheiyo Cement Corp.	289,000	666,147	244,968
Taisei Corp.	238,000	1,610,418	51,529
Teijin Ltd.	103,300	1,685,009	402,240
Terumo Corp.	17,100	578,211	52,186
Toho Gas Co. Ltd.	149,000	1,026,861	183,293
Tokyo Broadcasting System Holdings, Inc.	39,800	493,864	140,870
Tokyo Electron Ltd.	34,600	2,532,677	721,433
Tokyo Gas Co. Ltd.	359,000	1,332,844	287,732
Toppan Printing Co. Ltd.	323,000	2,567,359	512,511
Tosoh Corp.	549,000	2,564,179	1,308,460
Toyo Suisan Kaisha Ltd.	44,500	1,669,041	(59,060)
Toyoda Gosei Co. Ltd.	63,700	1,144,800	341,907
Toyota Boshoku Corp.	128,200	2,401,747	537,118
Toyota Tsusho Corp.	104,200	2,004,438	703,950

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR EQUITY MARKET NEUTRAL FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Japan (continued)
Yamaha Corp.	10,500	$243,508	$76,664
Yamazaki Baking Co. Ltd.	26,000	621,465	(120,200)
Yokogawa Electric Corp.	57,300	617,743	209,518

			35,603,244

Total of Long Equity Positions			35,603,244

Short Positions

Common Stocks
Japan
ABC-Mart, Inc.	(9,500)	(544,723)	7,292
Aeon Co. Ltd.	(432,300)	(5,853,288)	(256,669)
AEON Financial Service Co. Ltd.	(114,000)	(2,123,929)	104,745
Air Water, Inc.	(11,700)	(190,502)	(20,258)
Alps Electric Co. Ltd.	(262,200)	(5,758,046)	(542,087)
ANA Holdings, Inc.	(594,000)	(1,513,053)	(84,823)
Asahi Glass Co. Ltd.	(107,000)	(564,455)	(161,503)
Asics Corp.	(228,100)	(4,324,147)	(221,411)
Bank of Kyoto Ltd. (The)	(321,000)	(2,031,676)	(347,756)
Calbee, Inc.	(154,300)	(5,252,957)	426,280
Canon, Inc.	(30,000)	(781,647)	(63,218)
Casio Computer Co. Ltd.	(44,000)	(575,368)	(44,730)
Chiba Bank Ltd. (The)	(170,000)	(865,855)	(176,268)
Chugai Pharmaceutical Co. Ltd.	(82,600)	(2,543,444)	174,142
Chugoku Electric Power Co., Inc. (The)	(398,200)	(4,468,872)	(191,905)
Concordia Financial Group Ltd.	(199,200)	(825,579)	(132,996)
Credit Saison Co. Ltd.	(31,800)	(549,511)	(16,398)
Daiwa Securities Group, Inc.	(212,000)	(1,012,400)	(293,038)
Denso Corp.	(24,800)	(837,145)	(235,616)
Don Quijote Holdings Co. Ltd.	(103,000)	(3,393,701)	(407,547)
East Japan Railway Co.	(8,000)	(625,978)	(63,772)
Eisai Co. Ltd.	(34,900)	(1,898,811)	(101,217)
Electric Power Development Co. Ltd.	(163,900)	(3,563,179)	(198,583)
FamilyMart UNY Holdings Co. Ltd.	(4,600)	(248,645)	(57,439)
FANUC Corp.	(16,000)	(2,170,490)	(506,222)
Fast Retailing Co. Ltd.	(9,800)	(2,323,251)	(1,175,615)
Fuji Electric Co. Ltd.	(34,000)	(122,628)	(52,938)
Hamamatsu Photonics KK	(111,400)	(2,757,279)	(168,675)
Hirose Electric Co. Ltd.	(1,500)	(170,229)	(15,270)
Hitachi Ltd.	(108,000)	(446,058)	(136,293)
Hokkaido Electric Power Co., Inc.	(2,700)	(21,564)	519
Hokuriku Electric Power Co.	(158,500)	(1,698,314)	(74,514)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Japan (continued)
Honda Motor Co. Ltd.	(61,000)	$(1,606,186)	$(174,728)
Hoshizaki Corp.	(3,100)	(244,117)	(1,307)
IHI Corp.	(856,000)	(1,947,407)	(269,547)
Isetan Mitsukoshi Holdings Ltd.	(292,200)	(2,356,758)	(789,549)
Isuzu Motors Ltd.	(17,800)	(191,061)	(34,011)
Iyo Bank Ltd. (The)	(133,800)	(822,367)	(98,496)
Izumi Co. Ltd.	(23,200)	(861,721)	(135,824)
J Front Retailing Co. Ltd.	(64,000)	(619,130)	(242,546)
Japan Post Bank Co. Ltd.	(96,000)	(998,547)	(151,874)
Japan Post Holdings Co. Ltd.	(47,400)	(555,123)	(35,077)
JFE Holdings, Inc.	(141,500)	(1,741,424)	(398,399)
JGC Corp.	(54,600)	(811,401)	(177,749)
Kakaku.com, Inc.	(95,500)	(1,515,443)	(62,514)
Kansai Electric Power Co., Inc. (The)	(210,600)	(1,599,037)	(696,852)
Kansai Paint Co. Ltd.	(47,100)	(835,251)	(31,090)
Kawasaki Heavy Industries Ltd.	(137,000)	(397,974)	(30,859)
Keihan Holdings Co. Ltd.	(174,000)	(1,076,153)	(65,185)
Keikyu Corp.	(287,000)	(2,452,851)	(871,521)
Keio Corp.	(199,000)	(1,573,620)	(61,004)
Keisei Electric Railway Co. Ltd.	(37,400)	(918,267)	12,668
Kikkoman Corp.	(49,000)	(1,573,496)	10,089
Kintetsu Group Holdings Co. Ltd.	(504,000)	(1,825,391)	(95,195)
Kirin Holdings Co. Ltd.	(118,900)	(1,850,314)	(79,579)
Kobe Steel Ltd.	(392,600)	(3,101,723)	(631,192)
Kubota Corp.	(57,900)	(768,443)	(56,679)
Kyowa Hakko Kirin Co. Ltd.	(30,900)	(504,182)	77,966
Kyushu Electric Power Co., Inc.	(297,300)	(2,670,092)	(550,699)
M3, Inc.	(9,900)	(289,666)	40,770
Mabuchi Motor Co. Ltd.	(28,600)	(1,191,116)	(295,057)
Marubeni Corp.	(85,300)	(355,798)	(126,665)
Marui Group Co. Ltd.	(286,800)	(3,926,263)	(252,308)
Minebea Co. Ltd.	(188,000)	(1,371,947)	(382,322)
MISUMI Group, Inc.	(83,500)	(1,219,830)	(151,801)
Mitsubishi Heavy Industries Ltd.	(487,000)	(1,767,462)	(446,461)
Mitsubishi Logistics Corp.	(226,000)	(2,823,077)	(363,145)
Mitsubishi Motors Corp.	(77,900)	(441,151)	(1,680)
Mitsui OSK Lines Ltd.	(995,000)	(1,987,840)	(758,428)
MonotaRO Co. Ltd.	(88,300)	(1,908,958)	108,394
Murata Manufacturing Co. Ltd.	(21,900)	(2,596,493)	(327,961)
Nagoya Railroad Co. Ltd.	(335,000)	(1,600,870)	(16,575)
NGK Insulators Ltd.	(37,000)	(758,254)	42,050
NGK Spark Plug Co. Ltd.	(242,200)	(4,174,001)	(1,194,301)
Nidec Corp.	(43,300)	(3,008,294)	(719,432)
Nifco, Inc.	(4,500)	(211,458)	(25,644)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR EQUITY MARKET NEUTRAL FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Japan (continued)
Nippon Paint Holdings Co. Ltd.	(48,900)	$(1,240,982)	$(86,395)
Nippon Steel & Sumitomo Metal Corp.	(33,700)	(601,257)	(145,159)
Nippon Yusen KK	(1,602,000)	(2,673,018)	(293,706)
Nissin Foods Holdings Co. Ltd.	(4,400)	(230,146)	(650)
NOK Corp.	(26,300)	(487,516)	(44,418)
Nomura Holdings, Inc.	(52,300)	(189,168)	(120,038)
Obic Co. Ltd.	(5,200)	(236,579)	9,776
Odakyu Electric Railway Co. Ltd.	(178,400)	(3,588,651)	63,473
Olympus Corp.	(20,700)	(671,661)	(41,553)
Omron Corp.	(30,400)	(868,933)	(292,802)
Ono Pharmaceutical Co. Ltd.	(22,100)	(812,282)	330,621
Orient Corp.	(398,500)	(674,358)	(48,353)
Oriental Land Co. Ltd.	(57,800)	(3,438,179)	175,851
Park24 Co. Ltd.	(36,800)	(1,097,104)	100,583
Pigeon Corp.	(172,100)	(4,335,091)	(53,142)
Rakuten, Inc.	(422,200)	(4,157,995)	21,344
Ricoh Co. Ltd.	(381,900)	(3,015,173)	(211,037)
Rinnai Corp.	(7,700)	(625,997)	6,427
Ryohin Keikaku Co. Ltd.	(10,400)	(2,082,982)	47,356
Santen Pharmaceutical Co. Ltd.	(22,300)	(287,980)	15,890
Sawai Pharmaceutical Co. Ltd.	(7,100)	(430,846)	50,256
Seibu Holdings, Inc.	(8,300)	(138,458)	(10,144)
Seven & i Holdings Co. Ltd.	(29,500)	(1,180,611)	58,750
Seven Bank Ltd.	(1,090,100)	(3,109,876)	(7,129)
Shikoku Electric Power Co., Inc.	(276,100)	(2,747,662)	(42,435)
Shimano, Inc.	(28,000)	(3,837,324)	(548,395)
Shiseido Co. Ltd.	(68,400)	(1,604,329)	(124,412)
Shizuoka Bank Ltd. (The)	(116,000)	(796,382)	(177,152)
SMC Corp.	(1,100)	(285,670)	23,953
SoftBank Group Corp.	(9,200)	(491,876)	(116,925)
Sohgo Security Services Co. Ltd.	(22,900)	(1,041,268)	162,281
Sony Corp.	(57,500)	(1,502,711)	(103,950)
Sony Financial Holdings, Inc.	(282,700)	(3,327,465)	(1,079,384)
Sosei Group Corp.	(6,400)	(834,911)	102,120
Stanley Electric Co. Ltd.	(46,600)	(902,875)	(366,634)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Japan (continued)
Sumco Corp.	(242,700)	$(1,274,466)	$(1,845,768)
Sumitomo Metal Mining Co. Ltd.	(23,000)	(222,558)	(70,868)
Suruga Bank Ltd.	(29,100)	(605,212)	(44,519)
Taisho Pharmaceutical Holdings Co. Ltd.	(2,900)	(263,620)	23,213
Taiyo Nippon Sanso Corp.	(98,000)	(801,398)	(330,706)
Takeda Pharmaceutical Co. Ltd.	(37,300)	(1,470,338)	(77,091)
Tobu Railway Co. Ltd.	(331,000)	(1,503,029)	(137,864)
Toho Co. Ltd.	(7,200)	(173,332)	(29,772)
Tokyu Corp.	(108,000)	(838,624)	46,102
Toray Industries, Inc.	(69,000)	(560,830)	3,619
TOTO Ltd.	(23,200)	(819,103)	(97,264)
Toyota Industries Corp.	(81,700)	(3,143,388)	(741,059)
Toyota Motor Corp.	(7,700)	(369,428)	(82,010)
Trend Micro, Inc.	(21,300)	(676,688)	(79,329)
Unicharm Corp.	(181,500)	(3,261,220)	(702,789)
USS Co. Ltd.	(22,200)	(332,619)	(20,046)
Yahoo Japan Corp.	(204,500)	(863,922)	80,695
Yakult Honsha Co. Ltd.	(116,400)	(5,054,644)	(330,766)
Yamaha Motor Co. Ltd.	(155,800)	(2,327,428)	(1,089,120)
Yamato Holdings Co. Ltd.	(105,500)	(2,027,058)	(111,535)
Yaskawa Electric Corp.	(169,800)	(1,840,007)	(792,733)
Yokohama Rubber Co. Ltd. (The)	(9,400)	(88,838)	(79,189)

			(24,799,033)

Total of Short Equity Positions			(24,799,033)

Total of Long and Short Equity Positions			10,804,211

Net Cash and Other Receivables/ (Payables) (b)			(1,013,998)

Swaps, at Value			$9,790,213

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR EQUITY MARKET NEUTRAL FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
MSIP	The Fund receives the total return on a portfolio of long and short positions and pays or receives the Federal Funds Effective Rate plus or minus a specified spread, which is denominated in USD based on the local currencies of the positions within the swap.	9-25 months maturity 10/13/2017	$52,713,813

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap positions.

Additional Information — Total Return Basket Swap

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2016.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
United States
3M Co.	14,161	$2,409,901	$118,829
Aaron’s, Inc.	11,969	296,711	86,177
Accenture plc	14,616	1,748,074	(36,102)
Activision Blizzard, Inc.	53,059	2,280,057	(364,097)
Adobe Systems, Inc.	17,991	1,826,443	25,730
Advanced Micro Devices, Inc.	90,572	549,066	478,021
AdvanSix, Inc.	21,185	398,734	70,302
Aetna, Inc.	36,307	4,233,495	268,936
Aflac, Inc.	101,020	7,129,428	(98,436)
AGCO Corp.	16,278	839,602	102,243
Agilent Technologies, Inc.	70,085	3,203,675	(10,602)
Air Products & Chemicals, Inc.	5,066	677,837	50,756
Akamai Technologies, Inc.	49,480	2,700,247	599,079
Align Technology, Inc.	6,654	604,780	34,869
Allied World Assurance Co. Holdings AG	38,639	1,639,723	435,577
Allscripts Healthcare Solutions, Inc.	22,958	307,392	(72,991)
Allstate Corp. (The)	70,952	4,821,658	437,304
Alphabet, Inc.	3,372	2,461,762	210,379
Altria Group, Inc.	31,324	2,049,906	68,223
Amazon.com, Inc.	1,217	884,430	28,161
AMC Networks, Inc.	20,708	1,035,302	48,555
Amdocs Ltd.	56,749	3,265,641	39,988
Ameren Corp.	121,885	6,038,936	355,151
American Eagle Outfitters, Inc.	93,867	1,478,995	(55,033)
American Electric Power Co., Inc.	73,571	4,791,856	(159,825)
American Financial Group, Inc.	25,687	1,863,722	399,817
American International Group, Inc.	56,611	3,243,244	454,020
American Water Works Co., Inc.	41,842	3,173,172	(145,485)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Ameriprise Financial, Inc.	33,667	$3,372,648	$362,369
Amgen, Inc.	15,068	2,417,832	(214,740)
Analog Devices, Inc.	15,511	939,436	186,973
Antero Resources Corp.	24,969	661,541	(71,024)
Anthem, Inc.	43,217	5,566,009	647,299
AO Smith Corp.	86,857	3,826,396	286,283
Applied Materials, Inc.	311,184	8,435,461	1,606,447
Archer-Daniels-Midland Co.	67,759	2,959,036	134,163
Arrow Electronics, Inc.	65,349	4,296,150	363,233
Aspen Insurance Holdings Ltd.	26,338	1,260,155	188,435
Assurant, Inc.	13,419	1,138,063	108,026
Assured Guaranty Ltd.	144,386	4,084,750	1,368,709
AT&T, Inc.	10,345	408,096	31,877
Avery Dennison Corp.	84,914	6,475,793	(513,131)
Avnet, Inc.	106,216	4,358,332	698,612
Axis Capital Holdings Ltd.	42,808	2,364,714	429,364
BancorpSouth, Inc.	23,953	585,717	158,023
Bank of America Corp.	91,479	1,443,028	578,658
Baxter International, Inc.	150,107	6,914,313	(258,569)
Belden, Inc.	10,176	656,909	103,950
Bemis Co., Inc.	66,241	3,354,672	(187,027)
Best Buy Co., Inc.	96,726	3,018,751	1,108,547
Big Lots, Inc.	67,440	3,515,997	(129,835)
Biogen, Inc.	10,616	3,103,566	(93,081)
Boeing Co. (The)	13,855	1,868,938	288,008
Booz Allen Hamilton Holding Corp.	37,289	1,110,652	234,363
Boston Beer Co., Inc. (The)	4,464	706,432	51,779
Boston Scientific Corp.	112,873	2,654,064	(212,621)
Brinker International, Inc.	21,135	974,535	72,282
Broadridge Financial Solutions, Inc.	34,720	2,257,908	44,028
Brocade Communications Systems, Inc.	374,531	3,499,009	1,178,883
Bruker Corp.	236,197	5,770,178	(767,525)
Brunswick Corp.	62,853	2,951,328	476,674

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR EQUITY MARKET NEUTRAL FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Bunge Ltd.	9,103	$610,220	$47,381
Burlington Stores, Inc.	38,121	3,032,379	198,376
BWX Technologies, Inc.	124,880	4,538,795	418,941
CA, Inc.	95,051	3,113,594	(93,824)
Cabot Corp.	64,622	3,201,905	64,090
Cadence Design Systems, Inc.	70,821	1,762,026	24,079
Campbell Soup Co.	27,492	1,609,650	52,792
Capital One Financial Corp.	35,205	2,795,894	275,390
Carlisle Cos., Inc.	69,788	7,087,911	609,008
Carnival Corp.	18,948	891,882	94,551
Carter’s, Inc.	36,138	3,721,435	(599,473)
CBS Corp.	36,587	1,950,409	377,256
CDW Corp.	36,818	1,519,475	398,375
Celanese Corp.	50,228	3,332,671	622,282
Celgene Corp.	8,616	890,555	106,747
CenterPoint Energy, Inc.	101,572	2,330,203	172,531
CenturyLink, Inc.	50,555	1,361,512	(159,314)
Charles River Laboratories International, Inc.	38,967	3,355,838	(386,942)
Cheesecake Factory, Inc. (The)	30,648	1,544,279	290,923
Chicago Bridge & Iron Co. NV	23,202	741,291	(4,628)
Chico’s FAS, Inc.	84,952	965,904	256,555
Choice Hotels International, Inc.	4,356	202,598	41,556
Church & Dwight Co., Inc.	15,856	781,780	(81,103)
Cintas Corp.	22,969	2,237,632	416,666
Cirrus Logic, Inc.	44,737	2,566,632	(37,202)
Cisco Systems, Inc.	165,197	4,782,085	210,168
Citigroup, Inc.	33,404	1,523,437	461,763
Citizens Financial Group, Inc.	67,155	1,821,436	571,296
Citrix Systems, Inc.	27,362	2,357,300	86,400
CLARCOR, Inc.	2,405	148,298	50,042
CNO Financial Group, Inc.	84,065	1,491,303	118,541
Cognizant Technology Solutions Corp.	22,356	1,199,396	53,211
Comcast Corp.	55,066	3,580,386	221,921
Comerica, Inc.	38,388	1,915,386	699,221
Commerce Bancshares, Inc.	46,392	2,316,482	365,440
Commercial Metals Co.	124,002	2,104,280	596,484
CommScope Holding Co., Inc.	17,033	620,445	13,182
Computer Sciences Corp.	11,144	575,365	86,812
comScore, Inc.	5,281	131,805	34,969
Conagra Brands, Inc.	40,449	1,470,612	129,146
ConocoPhillips	76,978	3,090,005	769,672

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
CONSOL Energy, Inc.	50,184	$936,048	$(21,194)
Consolidated Edison, Inc.	64,399	4,824,479	(79,561)
Constellation Brands, Inc.	4,766	790,800	(60,125)
Convergys Corp.	84,547	2,406,358	(329,884)
CoreLogic, Inc.	32,918	1,276,264	(63,894)
Corning, Inc.	86,491	1,969,148	129,989
CR Bard, Inc.	10,223	2,264,701	31,998
Crane Co.	38,377	2,471,492	296,258
Crown Holdings, Inc.	67,622	3,618,933	(64,045)
CSX Corp.	128,815	3,580,995	1,047,328
Cummins, Inc.	41,465	4,982,837	684,185
Curtiss-Wright Corp.	23,881	2,218,587	130,348
Dana, Inc.	152,255	1,862,642	1,027,158
Danaher Corp.	30,173	2,303,907	44,759
Darden Restaurants, Inc.	26,266	1,769,015	141,048
Dean Foods Co.	113,064	2,068,814	393,720
Deckers Outdoor Corp.	10,837	589,750	10,512
Delta Air Lines, Inc.	55,166	2,241,255	472,361
Deluxe Corp.	16,967	1,130,098	84,909
DeVry Education Group, Inc.	54,421	959,935	738,000
Diamond Offshore Drilling, Inc.	71,814	1,296,912	(25,804)
Dick’s Sporting Goods, Inc.	41,542	2,083,825	122,055
Dillard’s, Inc.	29,386	1,770,450	71,759
Discover Financial Services	31,478	1,796,367	472,882
Dolby Laboratories, Inc.	31,893	1,586,012	(144,767)
Dollar General Corp.	7,973	724,507	(133,946)
Domino’s Pizza, Inc.	3,677	457,272	128,254
Domtar Corp.	29,839	1,142,788	21,828
Dow Chemical Co. (The)	24,362	1,310,783	83,211
DR Horton, Inc.	136,303	4,135,817	(410,656)
Dr. Pepper Snapple Group, Inc.	36,442	3,363,318	(59,122)
Dril-Quip, Inc.	24,202	1,324,009	129,321
DST Systems, Inc.	19,916	2,346,388	(212,388)
DTE Energy Co.	47,747	4,435,758	267,799
Dun & Bradstreet Corp. (The)	10,365	1,326,999	(69,518)
E*TRADE Financial Corp.	13,786	468,504	9,180
Eastman Chemical Co.	41,390	2,713,241	399,701
Eaton Corp. plc	32,268	2,041,931	122,929
eBay, Inc.	235,775	5,747,866	1,252,294
Edison International	19,055	1,376,143	(4,374)
Electronic Arts, Inc.	12,575	984,125	6,282
EMCOR Group, Inc.	20,420	1,421,951	22,968
Emerson Electric Co.	36,705	1,941,588	104,716
Energen Corp.	19,298	1,003,416	109,500
Energizer Holdings, Inc.	26,231	1,304,613	(134,448)
EnerSys	8,354	658,613	(6,166)
Entergy Corp.	49,380	3,820,898	(192,950)
Equifax, Inc.	1,833	238,569	(21,853)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR EQUITY MARKET NEUTRAL FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Esterline Technologies Corp.	41,751	$2,854,371	$869,818
Everest Re Group Ltd.	16,445	2,984,092	574,606
Exelon Corp.	53,023	1,856,865	24,921
F5 Networks, Inc.	24,518	2,773,310	774,935
Facebook, Inc.	12,069	1,432,096	(43,557)
Fair Isaac Corp.	3,266	401,280	(11,907)
FedEx Corp.	8,492	1,386,489	194,722
Fifth Third Bancorp	46,099	1,188,022	55,268
FirstEnergy Corp.	22,386	764,343	(71,049)
Fiserv, Inc.	12,912	1,332,682	39,605
Flex Ltd.	265,725	3,436,948	381,520
FLIR Systems, Inc.	28,941	928,369	119,005
Foot Locker, Inc.	26,304	1,439,155	425,536
Ford Motor Co.	28,521	376,919	(30,960)
Fortune Brands Home & Security, Inc.	5,811	313,114	(2,458)
Franklin Resources, Inc.	38,644	1,364,844	164,685
FTI Consulting, Inc.	47,703	2,035,346	115,105
Fulton Financial Corp.	29,408	523,702	29,169
General Dynamics Corp.	21,200	2,975,208	685,184
General Motors Co.	155,339	4,656,520	755,491
Genpact Ltd.	69,210	1,889,262	(204,690)
Genuine Parts Co.	17,922	1,711,732	536
Gilead Sciences, Inc.	80,015	6,225,144	(495,270)
Goldman Sachs Group, Inc. (The)	4,238	717,663	297,126
Goodyear Tire & Rubber Co. (The)	16,857	537,235	(16,860)
Graham Holdings Co.	1,608	815,771	7,445
Graphic Packaging Holding Co.	268,920	3,624,327	(268,205)
Great Plains Energy, Inc.	65,280	1,915,385	(129,977)
Greif, Inc.	19,377	919,433	74,801
Groupon, Inc.	142,187	497,444	(25,383)
Hanover Insurance Group, Inc. (The)	11,391	976,205	60,490
Hartford Financial Services Group, Inc. (The)	41,215	1,904,166	59,729
Hasbro, Inc.	4,828	416,367	(40,797)
Hawaiian Electric Industries, Inc.	39,795	1,182,113	133,907
HCA Holdings, Inc.	13,032	1,025,227	(60,599)
HD Supply Holdings, Inc.	79,968	2,799,696	599,743
Herman Miller, Inc.	125,587	4,046,398	248,677
Hershey Co. (The)	2,375	226,879	18,767
Hewlett Packard Enterprise Co.	326,831	7,124,774	438,095
Home Depot, Inc. (The)	9,270	1,197,591	45,330
Honeywell International, Inc.	40,254	4,509,499	153,927
HP, Inc.	472,256	6,456,508	551,771
HSN, Inc.	22,632	1,199,452	(423,175)
Hubbell, Inc.	24,645	2,594,450	281,621
Huntington Bancshares, Inc.	27,908	348,444	20,500

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Huntington Ingalls Industries, Inc.	53,456	$8,514,442	$1,331,619
Huntsman Corp.	293,770	4,528,175	1,076,957
Hyatt Hotels Corp.	21,136	1,077,052	90,923
IAC/InterActiveCorp.	46,001	2,542,240	438,165
IDACORP, Inc.	6,995	546,278	17,170
Illinois Tool Works, Inc.	26,458	3,057,408	182,638
Ingersoll-Rand plc	100,666	6,565,265	988,711
Ingredion, Inc.	41,262	5,005,885	150,215
Integrated Device Technology, Inc.	65,126	1,238,215	296,154
Intel Corp.	27,654	957,260	45,751
InterDigital, Inc.	31,368	2,441,620	423,847
International Business Machines Corp.	17,931	2,740,339	236,027
International Game Technology plc	111,295	3,082,059	(241,811)
International Paper Co.	97,458	4,517,057	654,064
Interpublic Group of Cos., Inc. (The)	111,348	2,607,635	(978)
Intuit, Inc.	23,819	2,586,672	143,223
Intuitive Surgical, Inc.	2,072	1,352,117	(38,117)
Invesco Ltd.	50,295	1,527,913	(1,963)
ITT, Inc.	19,300	697,502	46,899
j2 Global, Inc.	24,031	1,631,945	333,791
Jabil Circuit, Inc.	131,541	2,522,745	590,831
Jack Henry & Associates, Inc.	22,862	1,943,553	86,135
Jack in the Box, Inc.	20,834	1,797,557	528,350
Jacobs Engineering Group, Inc.	43,519	2,217,450	263,133
Jazz Pharmaceuticals plc	3,535	424,204	(38,783)
JetBlue Airways Corp.	75,921	1,363,541	338,608
JM Smucker Co. (The)	1,301	173,090	(6,484)
John Wiley & Sons, Inc.	40,239	2,133,512	59,514
Johnson & Johnson	42,427	4,909,579	(21,564)
JPMorgan Chase & Co.	41,711	2,768,661	830,581
Juniper Networks, Inc.	67,126	1,569,884	327,097
Kate Spade & Co.	17,910	292,901	41,478
KB Home	121,677	1,748,304	175,409
KBR, Inc.	13,843	216,774	14,265
Kennametal, Inc.	31,006	794,668	174,580
KeyCorp	174,357	2,194,545	990,958
Kimberly-Clark Corp.	26,166	3,406,028	(419,964)
KLA-Tencor Corp.	32,096	2,311,148	214,165
Kohl’s Corp.	33,609	1,254,775	404,837
L-3 Communications Holdings, Inc.	41,718	6,078,557	267,168
Laboratory Corp. of America Holdings	1,765	231,426	(4,835)
Lam Research Corp.	25,065	2,063,351	586,772
Lancaster Colony Corp.	16,868	2,097,046	287,920
Landstar System, Inc.	12,135	827,243	207,873
Las Vegas Sands Corp.	13,022	804,969	(109,464)
Lear Corp.	66,405	7,660,180	1,129,850

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR EQUITY MARKET NEUTRAL FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Leidos Holdings, Inc.	79,008	$3,310,200	$730,269
Lennox International, Inc.	15,049	2,086,750	218,306
Lincoln Electric Holdings, Inc.	10,933	672,688	165,545
Lincoln National Corp.	73,399	3,377,611	1,486,541
Lowe’s Cos., Inc.	25,516	2,001,730	(187,032)
LSC Communications, Inc.	23,262	487,966	202,450
LyondellBasell Industries NV	60,624	4,802,156	398,171
Macy’s, Inc.	42,284	1,446,908	67,282
Mallinckrodt plc	29,318	1,893,784	(433,162)
ManpowerGroup, Inc.	46,056	3,589,121	503,876
Marathon Petroleum Corp.	22,457	792,508	338,202
MarketAxess Holdings, Inc.	4,775	738,483	(36,940)
Marvell Technology Group Ltd.	185,821	1,853,128	724,209
Masco Corp.	94,063	3,068,177	(93,905)
Maxim Integrated Products, Inc.	59,471	2,326,189	(32,393)
McKesson Corp.	17,392	2,800,552	(357,846)
Medtronic plc	18,711	1,578,136	(245,352)
Merck & Co., Inc.	57,907	3,415,370	(6,385)
Meredith Corp.	15,643	806,655	118,628
MetLife, Inc.	34,026	1,524,025	309,637
Mettler-Toledo International, Inc.	4,272	1,711,998	76,091
Michael Kors Holdings Ltd.	55,343	2,742,790	(364,148)
Michaels Cos., Inc. (The)	36,970	1,114,276	(358,239)
Micron Technology, Inc.	48,738	622,384	445,953
Microsoft Corp.	78,171	4,269,878	587,668
Molina Healthcare, Inc.	8,115	417,354	22,965
Molson Coors Brewing Co.	10,255	1,099,443	(101,529)
Morningstar, Inc.	6,327	533,240	(67,825)
MSC Industrial Direct Co., Inc.	13,466	1,001,402	242,722
MSCI, Inc.	36,840	2,877,795	24,460
Murphy USA, Inc.	26,203	1,874,547	(263,849)
Nabors Industries Ltd.	114,204	1,626,566	246,379
Nasdaq, Inc.	69,328	4,534,366	118,929
NCR Corp.	43,159	1,300,802	449,727
NetApp, Inc.	50,953	1,274,335	522,778
NeuStar, Inc.	29,773	716,934	277,484
New York Times Co. (The)	86,181	1,038,311	107,896
Newmont Mining Corp.	100,558	3,529,487	(103,476)
News Corp.	29,202	344,564	(9,909)
NiSource, Inc.	101,549	2,444,823	(196,528)
Norfolk Southern Corp.	36,980	3,381,699	614,730
Northrop Grumman Corp.	24,073	5,173,791	425,108

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Nu Skin Enterprises, Inc.	94,138	$3,920,848	$577,066
Nuance Communications, Inc.	94,872	1,620,375	(206,782)
Nucor Corp.	43,525	2,106,270	484,338
NVIDIA Corp.	6,588	390,648	312,555
NVR, Inc.	1,430	2,380,755	5,915
Oceaneering International, Inc.	78,957	2,417,617	(190,240)
Office Depot, Inc.	206,343	735,014	197,656
Old Republic International Corp.	53,811	1,017,566	4,843
Omnicom Group, Inc.	29,455	2,432,357	74,558
ON Semiconductor Corp.	23,173	236,847	58,841
ONE Gas, Inc.	20,628	1,300,628	18,739
Oracle Corp.	33,621	1,326,012	(33,285)
Orbital ATK, Inc.	9,860	883,555	(18,537)
Oshkosh Corp.	37,738	2,174,240	264,012
Owens & Minor, Inc.	21,836	823,217	(52,625)
Owens Corning	103,674	5,254,170	91,261
Packaging Corp. of America	7,328	565,519	56,042
Parker-Hannifin Corp.	36,180	4,385,035	680,165
PepsiCo, Inc.	7,680	794,326	9,232
PerkinElmer, Inc.	24,733	1,321,965	(32,139)
Pfizer, Inc.	125,994	4,275,969	(183,683)
PG&E Corp.	46,908	2,878,150	(27,551)
Pilgrim’s Pride Corp.	82,090	1,810,011	(251,122)
Pinnacle West Capital Corp.	44,001	3,313,406	119,992
Plantronics, Inc.	42,417	1,898,063	424,692
PNC Financial Services Group, Inc. (The)	68,533	6,209,584	1,806,036
Pool Corp.	4,136	377,690	53,860
Popular, Inc.	69,047	2,651,029	374,610
PPG Industries, Inc.	11,832	1,094,466	26,734
Priceline Group, Inc. (The)	143	192,921	16,725
ProAssurance Corp.	11,885	620,635	47,302
Procter & Gamble Co. (The)	64,032	5,299,929	83,882
Progressive Corp. (The)	58,757	1,926,658	159,215
Prudential Financial, Inc.	26,706	2,078,367	700,659
Public Service Enterprise Group, Inc.	191,347	8,642,915	(246,608)
PVH Corp.	18,864	1,882,949	(180,662)
QEP Resources, Inc.	72,590	1,235,830	100,552
QUALCOMM, Inc.	51,583	2,901,649	461,563
Quanta Services, Inc.	124,773	2,999,309	1,349,031
Quest Diagnostics, Inc.	16,680	1,297,204	235,688
Quintiles IMS Holdings, Inc.	32,553	2,187,887	287,769
Raymond James Financial, Inc.	15,174	864,528	186,575
Raytheon Co.	39,800	5,422,740	228,860
Regal Beloit Corp.	20,283	1,183,290	221,308
Regions Financial Corp.	229,914	2,710,797	590,769

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR EQUITY MARKET NEUTRAL FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Reinsurance Group of America, Inc.	36,868	$3,961,184	$677,917
Reliance Steel & Aluminum Co.	47,430	3,547,468	225,114
Republic Services, Inc.	30,688	1,504,633	246,118
Rice Energy, Inc.	48,188	1,166,657	(137,843)
Robert Half International, Inc.	11,027	451,374	86,523
Rockwell Automation, Inc.	22,707	2,676,707	375,114
Ross Stores, Inc.	32,210	1,685,871	427,105
Rowan Cos. plc	51,790	950,864	27,449
RPM International, Inc.	20,706	1,018,403	96,201
SCANA Corp.	77,968	5,548,122	165,373
Science Applications International Corp.	16,861	1,217,156	212,657
Scripps Networks Interactive, Inc.	12,756	790,124	120,271
Seagate Technology plc	18,269	627,041	70,287
Sealed Air Corp.	13,503	619,623	(7,397)
ServiceMaster Global Holdings, Inc.	4,925	172,496	13,029
Sherwin-Williams Co. (The)	6,541	1,776,683	(18,854)
Silicon Laboratories, Inc.	18,400	970,234	225,766
Skechers U.S.A., Inc.	85,166	2,687,839	(594,459)
Snap-on, Inc.	2,387	380,806	28,015
Sonoco Products Co.	73,931	3,558,269	337,895
Southwest Airlines Co.	12,704	530,646	102,521
Southwest Gas Corp.	11,237	831,098	29,881
Southwestern Energy Co.	167,931	2,139,368	(322,355)
Spirit AeroSystems Holdings, Inc.	118,703	5,674,767	1,251,553
Stanley Black & Decker, Inc.	36,316	4,328,949	(163,867)
Staples, Inc.	18,448	165,479	1,476
State Street Corp.	18,325	1,344,107	80,112
Steel Dynamics, Inc.	147,365	3,690,031	1,553,216
SunTrust Banks, Inc.	93,755	4,364,676	777,786
SUPERVALU, Inc.	103,258	490,225	(8,011)
Symantec Corp.	29,381	504,766	197,147
Synaptics, Inc.	62,016	3,400,906	(78,088)
Synchrony Financial	89,853	2,754,326	504,642
SYNNEX Corp.	36,721	3,486,829	957,146
Synopsys, Inc.	57,215	3,169,537	198,138
Synovus Financial Corp.	34,357	1,323,184	88,201
Sysco Corp.	17,522	854,908	115,286
T Rowe Price Group, Inc.	10,762	822,324	(12,376)
TCF Financial Corp.	22,566	321,583	120,485
TE Connectivity Ltd.	21,871	1,332,819	182,404
Tech Data Corp.	64,890	4,925,181	569,704
TEGNA, Inc.	21,636	451,198	11,596
Teledyne Technologies, Inc.	6,872	690,567	154,689

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Telephone & Data Systems, Inc.	27,914	$801,971	$3,906
Teradata Corp.	58,103	1,686,737	(108,078)
Teradyne, Inc.	116,211	2,317,053	634,707
Terex Corp.	8,173	198,388	59,306
Tesoro Corp.	15,204	1,218,449	111,141
Texas Instruments, Inc.	46,913	3,073,525	349,717
Texas Roadhouse, Inc.	7,870	309,905	69,744
Textron, Inc.	45,114	1,808,822	381,914
Thomson Reuters Corp.	3,831	162,588	5,134
Thor Industries, Inc.	44,304	3,020,002	1,412,613
Timken Co. (The)	59,803	1,989,458	384,721
TJX Cos., Inc. (The)	28,289	2,149,964	(24,611)
Toll Brothers, Inc.	23,364	676,141	48,144
Torchmark Corp.	16,598	1,132,281	91,987
Toro Co. (The)	21,714	1,024,222	190,676
Total System Services, Inc.	8,452	452,182	(37,780)
Travelers Cos., Inc. (The)	21,914	2,511,560	171,152
Tyson Foods, Inc.	110,160	6,933,646	(138,977)
U.S. Bancorp	27,875	1,370,207	61,732
UGI Corp.	76,083	3,447,424	58,480
Union Pacific Corp.	12,548	1,134,600	166,376
United Continental Holdings, Inc.	68,520	3,051,196	1,942,542
United States Steel Corp.	19,652	356,735	291,977
United Technologies Corp.	25,404	2,597,543	187,243
United Therapeutics Corp.	32,404	3,850,896	796,809
UnitedHealth Group, Inc.	18,236	2,572,724	345,765
Universal Health Services, Inc.	4,093	560,577	(125,164)
Unum Group	69,680	2,517,240	543,802
Urban Outfitters, Inc.	102,669	2,932,227	(8,214)
Vail Resorts, Inc.	7,280	1,162,127	12,210
Valero Energy Corp.	65,955	3,622,249	883,797
Validus Holdings Ltd.	39,358	1,919,601	245,483
Vantiv, Inc.	3,180	171,084	18,508
VCA, Inc.	5,690	379,633	10,985
Vectren Corp.	27,430	1,363,698	66,776
Verizon Communications, Inc.	40,741	2,070,435	104,320
Versum Materials, Inc.	60,857	1,471,779	236,477
Viavi Solutions, Inc.	97,715	632,011	167,298
Vishay Intertechnology, Inc.	114,463	1,510,486	343,815
Visteon Corp.	21,974	1,540,087	225,305
VMware, Inc.	14,194	890,972	226,521
Voya Financial, Inc.	12,016	372,228	99,039
VWR Corp.	54,952	1,626,543	(251,094)
Waddell & Reed Financial, Inc.	81,313	1,568,522	17,894
Wal-Mart Stores, Inc.	84,423	5,930,771	(95,453)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR EQUITY MARKET NEUTRAL FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Waste Management, Inc.	49,301	$3,069,986	$425,948
Waters Corp.	10,328	1,460,476	(72,496)
Watsco, Inc.	16,651	2,264,956	201,390
WellCare Health Plans, Inc.	61,583	6,740,215	1,701,583
Wells Fargo & Co.	77,139	3,743,901	507,229
Werner Enterprises, Inc.	6,161	157,845	8,194
WESCO International, Inc.	22,411	1,353,616	137,836
West Pharmaceutical Services, Inc.	21,611	1,685,911	147,350
Western Alliance Bancorp	8,832	319,967	110,239
Westlake Chemical Corp.	57,963	2,896,523	348,825
Whirlpool Corp.	19,475	3,246,482	293,488
World Fuel Services Corp.	47,717	2,226,325	(35,637)
Worthington Industries, Inc.	56,957	2,442,060	259,980
Wyndham Worldwide Corp.	20,700	1,408,084	172,775
Xcel Energy, Inc.	32,352	1,331,577	(14,850)
Xerox Corp.	342,255	3,476,514	(488,628)
Xilinx, Inc.	20,642	1,063,713	182,444
Xylem, Inc.	32,352	1,545,700	56,371
Yum! Brands, Inc.	16,170	967,259	56,787
Zions Bancorp	21,468	824,750	99,233
Zynga, Inc.	414,708	1,159,104	(93,305)

			83,719,946

Total of Long Equity Positions			83,719,946

Short Positions

Common Stocks
Canada
Waste Connections, Inc.	(41,476)	(3,009,667)	(249,932)

Ireland
XL Group Ltd.	(59,392)	(2,033,710)	(179,236)

Sweden
Autoliv, Inc.	(1,803)	(177,833)	(26,176)

United Kingdom
Liberty Global plc	(195,646)	(6,344,494)	359,683
Pentair plc	(40,174)	(2,439,365)	186,809

			546,492

United States
Abbott Laboratories	(66,852)	(2,705,137)	137,351
Acadia Healthcare Co., Inc.	(235,002)	(12,338,999)	4,560,433
ACI Worldwide, Inc.	(65,362)	(1,274,102)	87,781
Acuity Brands, Inc.	(19,834)	(5,000,383)	421,506
Acxiom Corp.	(23,102)	(523,038)	(96,096)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Advance Auto Parts, Inc.	(26,442)	$(3,941,356)	$(530,515)
AECOM	(54,219)	(1,728,570)	(242,833)
Agios Pharmaceuticals, Inc.	(20,643)	(1,324,471)	463,038
Air Lease Corp.	(112,520)	(3,194,382)	(668,430)
Akorn, Inc.	(93,359)	(2,641,376)	603,350
Albemarle Corp.	(9,116)	(738,031)	(46,674)
Alexion Pharmaceuticals, Inc.	(11,158)	(1,556,075)	190,894
Alkermes plc	(44,328)	(2,064,030)	(399,720)
Allegheny Technologies, Inc.	(48,814)	(703,563)	(74,044)
Allegion plc	(27,070)	(1,838,053)	105,573
Allergan plc	(28,209)	(6,725,435)	801,263
Alliance Data Systems Corp.	(16,405)	(3,586,844)	(161,699)
Alliant Energy Corp.	(41,506)	(1,588,850)	16,187
Ally Financial, Inc.	(123,641)	(2,201,738)	(149,913)
Alnylam Pharmaceuticals, Inc.	(51,121)	(2,158,048)	244,077
AMERCO	(3,539)	(1,254,749)	(53,230)
American Express Co.	(20,773)	(1,301,007)	(237,857)
AmerisourceBergen Corp.	(18,576)	(1,458,219)	5,761
AMETEK, Inc.	(30,127)	(1,455,173)	(8,999)
Amphenol Corp.	(30,259)	(1,841,979)	(191,426)
AmTrust Financial Services, Inc.	(22,956)	(612,885)	(15,650)
Aon plc	(4,967)	(543,390)	(10,580)
Apache Corp.	(25,128)	(1,397,619)	(197,255)
AptarGroup, Inc.	(10,448)	(815,983)	48,578
Aqua America, Inc.	(49,973)	(1,655,106)	153,917
Arch Capital Group Ltd.	(7,655)	(565,992)	(94,558)
Arconic, Inc.	(63,038)	(1,819,297)	650,572
Arista Networks, Inc.	(22,458)	(1,676,714)	(496,546)
Armstrong World Industries, Inc.	(37,070)	(1,501,194)	(48,332)
ARRIS International plc	(141,984)	(3,440,767)	(837,211)
Arthur J Gallagher & Co.	(33,863)	(1,624,287)	(135,235)
Artisan Partners Asset Management, Inc.	(45,467)	(1,364,923)	12,280
Ascena Retail Group, Inc.	(315,012)	(2,081,154)	131,230
Ashland Global Holdings, Inc.	(11,285)	(1,298,791)	65,453
Associated Banc-Corp.	(23,701)	(441,313)	(144,102)
athenahealth, Inc.	(22,111)	(2,438,688)	113,274
Autodesk, Inc.	(33,858)	(2,060,034)	(445,797)
Automatic Data Processing, Inc.	(8,331)	(728,950)	(127,311)
AutoNation, Inc.	(46,824)	(2,285,555)	7,567
AutoZone, Inc.	(4,454)	(3,298,755)	(218,969)
Avangrid, Inc.	(13,773)	(563,520)	41,799
Avis Budget Group, Inc.	(148,312)	(4,869,963)	(570,121)
Avon Products, Inc.	(92,909)	(476,735)	8,473
Axalta Coating Systems Ltd.	(59,596)	(1,669,284)	48,273

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR EQUITY MARKET NEUTRAL FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Ball Corp.	(130,325)	$(9,613,373)	$(170,125)
Bank of Hawaii Corp.	(17,194)	(1,213,805)	(311,131)
Bank of the Ozarks, Inc.	(115,093)	(4,477,794)	(1,574,947)
BankUnited, Inc.	(59,286)	(1,939,918)	(294,571)
Berry Plastics Group, Inc.	(3,869)	(178,125)	(10,411)
BioMarin Pharmaceutical, Inc.	(45,388)	(4,028,317)	268,375
Bio-Rad Laboratories, Inc.	(4,818)	(827,512)	(50,713)
Bio-Techne Corp.	(30,219)	(3,392,654)	285,235
Black Hills Corp.	(33,684)	(2,078,976)	12,800
Black Knight Financial Services, Inc.	(17,260)	(635,168)	(17,260)
Blue Buffalo Pet Products, Inc.	(32,256)	(733,026)	(42,408)
BorgWarner, Inc.	(122,550)	(4,111,379)	(721,993)
Bristol-Myers Squibb Co.	(35,947)	(2,654,693)	553,950
Brookdale Senior Living, Inc.	(281,991)	(4,054,798)	552,470
Brown & Brown, Inc.	(38,276)	(1,391,939)	(325,122)
Brown-Forman Corp.	(88,472)	(4,299,502)	325,340
Cable One, Inc.	(1,029)	(523,998)	(115,762)
CalAtlantic Group, Inc.	(33,115)	(1,145,392)	19,151
Calpine Corp.	(67,322)	(773,148)	3,658
CarMax, Inc.	(56,992)	(2,974,732)	(694,982)
Casey’s General Stores, Inc.	(1,440)	(175,117)	3,930
Catalent, Inc.	(118,733)	(2,993,993)	(207,049)
Caterpillar, Inc.	(19,015)	(1,559,975)	(203,476)
Cathay General Bancorp	(34,180)	(1,034,377)	(265,488)
CBOE Holdings, Inc.	(19,685)	(1,236,809)	(217,716)
CEB, Inc.	(40,529)	(2,424,290)	(31,767)
CF Industries Holdings, Inc.	(269,860)	(6,727,324)	(1,767,868)
CH Robinson Worldwide, Inc.	(27,008)	(1,848,005)	(130,601)
Charles Schwab Corp. (The)	(55,003)	(1,639,089)	(531,879)
Charter Communications, Inc.	(10,424)	(2,758,436)	(242,842)
Cheniere Energy, Inc.	(146,352)	(5,497,707)	(565,657)
Chesapeake Energy Corp.	(179,857)	(795,908)	(466,689)
Chevron Corp.	(9,439)	(954,944)	(156,027)
Chipotle Mexican Grill, Inc.	(17,958)	(7,446,634)	670,721
Ciena Corp.	(123,893)	(2,618,222)	(406,006)
Clean Harbors, Inc.	(44,464)	(2,215,264)	(259,158)
CMS Energy Corp.	(10,308)	(439,430)	10,411
Cognex Corp.	(55,373)	(2,465,760)	(1,057,071)
Colfax Corp.	(11,588)	(340,455)	(75,901)
CommVault Systems, Inc.	(4,790)	(231,165)	(15,041)
Compass Minerals International, Inc.	(31,933)	(2,523,442)	21,492

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Concho Resources, Inc.	(29,233)	$(3,686,452)	$(189,843)
Cooper Cos., Inc. (The)	(12,824)	(2,091,210)	(152,093)
Copart, Inc.	(30,490)	(1,507,156)	(182,295)
Core Laboratories NV	(16,600)	(2,136,918)	144,254
CoStar Group, Inc.	(9,373)	(1,963,737)	197,020
Costco Wholesale Corp.	(30,482)	(4,612,671)	(267,802)
Coty, Inc.	(224,176)	(5,038,929)	934,267
Covanta Holding Corp.	(299,738)	(4,875,899)	199,986
Cree, Inc.	(15,068)	(399,981)	2,336
Cypress Semiconductor Corp.	(218,987)	(2,431,453)	(73,758)
DaVita, Inc.	(27,504)	(1,887,545)	121,788
Deere & Co.	(7,302)	(638,779)	(113,619)
Delphi Automotive plc	(39,804)	(2,689,646)	8,847
Denbury Resources, Inc.	(57,329)	(183,515)	(27,456)
DENTSPLY SIRONA, Inc.	(22,602)	(1,354,891)	50,077
Devon Energy Corp.	(3,655)	(156,989)	(9,935)
DexCom, Inc.	(111,375)	(8,251,336)	1,602,249
Diebold Nixdorf, Inc.	(154,218)	(4,096,657)	218,074
Discovery Communications, Inc.	(131,139)	(3,393,918)	(200,602)
DISH Network Corp.	(44,098)	(2,422,828)	(131,770)
Dollar Tree, Inc.	(48,720)	(4,415,006)	654,797
Dominion Resources, Inc.	(176,540)	(12,924,794)	(596,405)
Donaldson Co., Inc.	(32,263)	(1,189,859)	(167,768)
Duke Energy Corp.	(6,506)	(513,449)	8,453
Dunkin’ Brands Group, Inc.	(73,901)	(3,509,459)	(365,910)
Dycom Industries, Inc.	(6,569)	(605,231)	77,806
Eaton Vance Corp.	(10,058)	(369,531)	(51,698)
Ecolab, Inc.	(16,812)	(2,011,014)	40,312
Endo International plc	(102,513)	(1,802,100)	113,711
Ensco plc	(42,394)	(360,883)	(51,186)
Envision Healthcare Corp.	(91,373)	(6,366,477)	583,479
EQT Corp.	(15,208)	(1,058,864)	64,261
Eversource Energy	(27,910)	(1,521,486)	(19,983)
Expedia, Inc.	(4,794)	(592,036)	48,972
Expeditors International of Washington, Inc.	(29,879)	(1,490,208)	(92,184)
Exxon Mobil Corp.	(11,228)	(1,003,110)	(10,330)
Fastenal Co.	(120,204)	(4,951,327)	(695,857)
Federated Investors, Inc.	(22,763)	(732,286)	88,548
FireEye, Inc.	(254,169)	(3,643,912)	619,301
First Data Corp.	(510,551)	(6,620,615)	(624,104)
First Horizon National Corp.	(90,275)	(1,276,925)	(529,478)
First Republic Bank	(1,843)	(123,427)	(46,387)
First Solar, Inc.	(41,799)	(1,348,360)	7,030
Fitbit, Inc.	(143,022)	(1,051,741)	4,820
FleetCor Technologies, Inc.	(7,915)	(1,217,406)	97,275
Flowers Foods, Inc.	(45,949)	(707,993)	(209,608)
Flowserve Corp.	(23,941)	(1,153,628)	3,263

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR EQUITY MARKET NEUTRAL FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
FMC Corp.	(55,204)	$(2,741,983)	$(380,356)
FNB Corp.	(111,326)	(1,361,119)	(423,437)
FNF Group	(69,452)	(2,504,534)	145,944
Fossil Group, Inc.	(33,758)	(932,009)	59,027
Freeport-McMoRan, Inc.	(80,089)	(816,156)	(240,218)
Frontier Communications Corp.	(1,376,446)	(6,561,424)	1,909,037
Gap, Inc. (The)	(7,813)	(205,225)	29,901
Gartner, Inc.	(5,641)	(552,610)	(17,526)
GATX Corp.	(26,968)	(1,281,317)	(379,372)
General Electric Co.	(122,669)	(3,744,802)	(131,538)
Genesee & Wyoming, Inc.	(56,464)	(3,619,239)	(299,927)
Gentex Corp.	(107,100)	(1,758,582)	(350,217)
Global Payments, Inc.	(47,284)	(3,546,443)	264,461
GoDaddy, Inc.	(17,766)	(586,099)	(34,823)
Graco, Inc.	(6,825)	(557,466)	(9,623)
Granite Construction, Inc.	(34,238)	(1,572,458)	(310,632)
Guess?, Inc.	(26,976)	(396,374)	69,964
Guidewire Software, Inc.	(32,472)	(1,877,669)	275,825
H&R Block, Inc.	(60,358)	(1,339,001)	(48,629)
Hain Celestial Group, Inc. (The)	(49,452)	(2,330,906)	400,795
Halyard Health, Inc.	(72,890)	(2,479,485)	(215,987)
Hancock Holding Co.	(8,520)	(214,016)	(153,196)
Hanesbrands, Inc.	(135,212)	(3,518,136)	601,613
Harley-Davidson, Inc.	(14,839)	(668,942)	(196,765)
Harris Corp.	(28,369)	(2,350,022)	(556,949)
HEICO Corp.	(16,734)	(1,173,580)	(117,449)
Henry Schein, Inc.	(15,911)	(2,669,700)	255,842
Hertz Global Holdings, Inc.	(10,024)	(215,216)	(902)
Hess Corp.	(26,122)	(1,389,431)	(237,709)
Hexcel Corp.	(38,101)	(1,667,584)	(292,331)
Hill-Rom Holdings, Inc.	(15,735)	(792,100)	(91,263)
Hilton Worldwide Holdings, Inc.	(40,153)	(864,205)	(227,957)
HollyFrontier Corp.	(7,392)	(171,452)	(70,710)
Howard Hughes Corp. (The)	(29,593)	(3,399,940)	23,378
IDEX Corp.	(6,912)	(593,257)	(29,238)
IDEXX Laboratories, Inc.	(12,133)	(1,068,189)	(354,648)
IHS Markit Ltd.	(85,605)	(3,043,302)	12,029
Illumina, Inc.	(45,486)	(6,757,715)	933,687
Incyte Corp.	(15,677)	(1,309,963)	(261,970)
International Flavors & Fragrances, Inc.	(19,545)	(2,520,082)	217,094
Intrexon Corp.	(17,983)	(556,454)	119,467
Ionis Pharmaceuticals, Inc.	(14,178)	(646,118)	(32,016)
IPG Photonics Corp.	(19,457)	(1,748,056)	(172,544)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
JB Hunt Transport Services, Inc.	(37,941)	$(3,060,950)	$(621,983)
JC Penney Co., Inc.	(340,241)	(3,029,774)	202,371
Juno Therapeutics, Inc.	(52,368)	(1,270,528)	283,391
Kansas City Southern	(2,030)	(185,380)	13,134
KAR Auction Services, Inc.	(9,698)	(400,534)	(12,795)
Keysight Technologies, Inc.	(30)	(942)	(155)
Kirby Corp.	(37,615)	(2,455,580)	(45,817)
KLX, Inc.	(107,351)	(3,699,135)	(1,143,469)
Knowles Corp.	(243,294)	(3,748,039)	(317,404)
Kosmos Energy Ltd.	(438,709)	(2,532,275)	(543,075)
Kraft Heinz Co. (The)	(14,778)	(1,230,937)	(59,478)
Kroger Co. (The)	(24,930)	(814,764)	(45,571)
L Brands, Inc.	(39,312)	(2,829,363)	241,060
Laredo Petroleum, Inc.	(121,792)	(1,602,904)	(119,235)
Legg Mason, Inc.	(7,774)	(248,496)	15,976
Leggett & Platt, Inc.	(7,774)	(393,831)	13,838
Lennar Corp.	(54,481)	(2,436,153)	97,284
Leucadia National Corp.	(111,007)	(1,965,987)	(614,926)
Liberty Broadband Corp.	(25,517)	(1,511,774)	(378,271)
LifePoint Health, Inc.	(45,841)	(2,673,773)	70,004
Lions Gate Entertainment Corp.	(58,942)	(2,339,700)	754,160
LivaNova plc	(31,127)	(1,793,503)	393,722
Live Nation Entertainment, Inc.	(94,528)	(2,307,022)	(207,422)
Loews Corp.	(61,393)	(2,467,999)	(407,036)
Louisiana-Pacific Corp.	(71,389)	(1,299,687)	(51,706)
M&T Bank Corp.	(1,595)	(191,368)	(58,138)
Macquarie Infrastructure Corp.	(53,789)	(3,958,570)	(435,991)
Madison Square Garden Co. (The)	(13,457)	(2,295,987)	(12,024)
Manitowoc Foodservice, Inc.	(81,605)	(1,367,578)	(209,846)
Marathon Oil Corp.	(29,185)	(477,829)	(27,364)
Markel Corp.	(3,094)	(2,848,820)	50,297
Marriott International, Inc.	(14,590)	(1,127,858)	(78,444)
Martin Marietta Materials, Inc.	(747)	(139,786)	(25,697)
Mastercard, Inc.	(31,702)	(3,063,848)	(209,383)
Mattel, Inc.	(82,830)	(2,624,514)	342,548
MAXIMUS, Inc.	(44,352)	(2,527,150)	52,752
McCormick & Co., Inc.	(6,282)	(576,619)	(9,680)
McDonald’s Corp.	(21,684)	(2,455,250)	(184,127)
MDU Resources Group, Inc.	(157,383)	(3,637,666)	(890,243)
Mead Johnson Nutrition Co.	(43,492)	(3,625,880)	548,386
MEDNAX, Inc.	(101,495)	(6,834,336)	68,679
Mercury General Corp.	(27,600)	(1,479,754)	(182,042)
MGM Resorts International	(6,726)	(175,028)	(18,883)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR EQUITY MARKET NEUTRAL FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Microchip Technology, Inc.	(51,898)	$(3,006,159)	$(323,097)
Microsemi Corp.	(26,831)	(886,151)	(561,918)
Middleby Corp. (The)	(40,624)	(5,089,805)	(142,973)
Minerals Technologies, Inc.	(2,939)	(173,871)	(53,166)
Mondelez International, Inc.	(28,381)	(1,202,993)	(55,136)
Monster Beverage Corp.	(87,684)	(4,518,585)	630,677
Moody’s Corp.	(15,527)	(1,567,343)	103,613
Mosaic Co. (The)	(125,511)	(3,253,181)	(428,056)
Mylan NV	(10,956)	(401,860)	(16,111)
National Fuel Gas Co.	(38,520)	(2,161,742)	(20,030)
National Instruments Corp.	(69,794)	(2,006,597)	(144,454)
National Oilwell Varco, Inc.	(18,595)	(685,137)	(11,059)
Navient Corp.	(23,052)	(269,748)	(108,997)
Netflix, Inc.	(26,727)	(2,670,424)	(638,378)
NetScout Systems, Inc.	(178,122)	(4,476,482)	(1,134,361)
Neurocrine Biosciences, Inc.	(84,242)	(4,097,115)	836,949
New Jersey Resources Corp.	(42,449)	(1,409,239)	(97,701)
Newell Brands, Inc.	(46,928)	(2,251,666)	156,330
Newfield Exploration Co.	(35,959)	(1,470,701)	14,361
NewMarket Corp.	(2,703)	(1,093,418)	(52,222)
NextEra Energy, Inc.	(10,372)	(1,270,604)	31,565
Nielsen Holdings plc	(71,679)	(3,711,927)	704,993
Noble Corp. plc	(358,998)	(2,050,528)	(74,740)
Noble Energy, Inc.	(44,274)	(1,591,650)	(93,418)
Nordson Corp.	(3,371)	(298,300)	(79,421)
Norwegian Cruise Line Holdings Ltd.	(95,232)	(3,942,321)	(107,896)
NOW, Inc.	(57,235)	(1,112,730)	(58,870)
NRG Energy, Inc.	(93,743)	(1,156,705)	7,416
NuVasive, Inc.	(36,102)	(2,315,613)	(116,218)
Occidental Petroleum Corp.	(47,883)	(3,607,423)	196,717
OGE Energy Corp.	(80,899)	(2,512,857)	(193,215)
Old Dominion Freight Line, Inc.	(17,512)	(1,158,439)	(343,916)
Olin Corp.	(127,110)	(2,845,970)	(409,318)
OneMain Holdings, Inc.	(54,497)	(1,351,073)	144,510
ONEOK, Inc.	(50,544)	(2,385,071)	(516,660)
O’Reilly Automotive, Inc.	(6,952)	(1,901,018)	(34,488)
Owens-Illinois, Inc.	(148,567)	(2,797,601)	211,049
PacWest Bancorp	(86,886)	(3,544,166)	(1,185,908)
Palo Alto Networks, Inc.	(42,902)	(5,723,403)	358,508
Pandora Media, Inc.	(477,290)	(5,875,536)	(348,326)
Panera Bread Co.	(14,357)	(2,868,396)	(76,081)
Patheon NV	(19,259)	(523,928)	(28,998)
Patterson Cos., Inc.	(66,302)	(3,202,954)	482,583
Patterson-UTI Energy, Inc.	(59,319)	(1,198,244)	(398,624)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Paychex, Inc.	(6,238)	$(350,895)	$(28,874)
PayPal Holdings, Inc.	(20,505)	(781,241)	(28,092)
PBF Energy, Inc.	(107,628)	(2,317,244)	(683,425)
Penske Automotive Group, Inc.	(31,160)	(1,284,684)	(330,650)
People’s United Financial, Inc.	(179,584)	(2,788,610)	(688,137)
Perrigo Co. plc	(43,883)	(4,225,206)	572,824
Philip Morris International, Inc.	(37,164)	(3,626,013)	225,879
Pinnacle Foods, Inc.	(13,821)	(690,366)	(48,367)
Platform Specialty Products Corp.	(442,632)	(4,023,752)	(318,468)
PNM Resources, Inc.	(21,829)	(706,092)	(42,642)
Post Holdings, Inc.	(22,120)	(1,733,640)	(44,587)
PPL Corp.	(24,068)	(802,190)	(17,326)
Praxair, Inc.	(17,528)	(1,957,001)	(97,105)
Premier, Inc.	(125,764)	(4,131,394)	313,199
Prestige Brands Holdings, Inc.	(49,594)	(2,468,648)	(115,200)
Principal Financial Group, Inc.	(11,712)	(625,093)	(52,563)
Prosperity Bancshares, Inc.	(30,511)	(1,645,232)	(544,847)
PTC, Inc.	(5,430)	(203,256)	(47,990)
QIAGEN NV	(41,527)	(959,972)	(203,614)
RenaissanceRe Holdings Ltd.	(8,928)	(1,066,235)	(149,937)
ResMed, Inc.	(12,308)	(719,420)	(44,291)
Restoration Hardware Holdings, Inc.	(106,665)	(3,164,692)	(109,924)
Rockwell Collins, Inc.	(57,779)	(4,970,003)	(389,577)
Rollins, Inc.	(56,501)	(1,621,721)	(286,883)
Roper Technologies, Inc.	(40,766)	(7,199,325)	(264,114)
Royal Caribbean Cruises Ltd.	(29,402)	(2,046,529)	(365,611)
Royal Gold, Inc.	(11,935)	(911,588)	155,506
RR Donnelley & Sons Co.	(24,990)	(441,903)	34,067
Ryder System, Inc.	(15,289)	(1,041,549)	(96,565)
Sabre Corp.	(94,022)	(2,535,049)	189,200
salesforce.com, Inc.	(34,667)	(2,725,823)	352,520
Sally Beauty Holdings, Inc.	(13,151)	(344,182)	(3,268)
Santander Consumer USA Holdings, Inc.	(130,050)	(1,371,718)	(383,957)
SBA Communications Corp.	(47,522)	(4,854,372)	(52,749)
Scotts Miracle-Gro Co. (The)	(10,527)	(812,002)	(193,853)
Seattle Genetics, Inc.	(38,520)	(1,921,310)	(111,391)
Sempra Energy	(79,636)	(8,452,559)	437,992
Sensata Technologies Holding NV	(188,754)	(6,929,052)	(422,916)
Service Corp. International	(33,036)	(874,260)	(63,963)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR EQUITY MARKET NEUTRAL FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
ServiceNow, Inc.	(47,147)	$(3,607,803)	$102,895
Signature Bank	(8,798)	(1,182,275)	(139,184)
Signet Jewelers Ltd.	(36,639)	(3,024,006)	(429,586)
Silgan Holdings, Inc.	(26,291)	(1,348,872)	3,298
Six Flags Entertainment Corp.	(14,902)	(833,069)	(60,455)
SM Energy Co.	(9,594)	(318,792)	(12,009)
Snyder’s-Lance, Inc.	(112,289)	(3,909,966)	(395,194)
Sotheby’s	(35,105)	(1,048,932)	(350,353)
Southern Co. (The)	(49,399)	(2,469,129)	39,192
Spectrum Brands Holdings, Inc.	(20,308)	(2,406,092)	(78,186)
Spirit Airlines, Inc.	(56,075)	(2,377,222)	(867,278)
Splunk, Inc.	(66,477)	(3,903,867)	503,569
Sprouts Farmers Market, Inc.	(201,124)	(4,517,013)	711,746
SS&C Technologies Holdings, Inc.	(139,417)	(4,321,359)	334,033
Starbucks Corp.	(58,918)	(3,166,611)	(104,517)
Stericycle, Inc.	(75,308)	(6,978,895)	1,177,167
STERIS plc	(47,694)	(3,340,707)	126,608
Stifel Financial Corp.	(37,272)	(1,369,272)	(492,464)
SunPower Corp.	(47,504)	(316,979)	2,977
Superior Energy Services, Inc.	(118,997)	(2,180,623)	171,954
SVB Financial Group	(19,149)	(2,147,836)	(1,139,281)
Tableau Software, Inc.	(26,696)	(1,192,421)	67,184
Targa Resources Corp.	(35,102)	(1,578,186)	(389,983)
Tempur Sealy International, Inc.	(39,893)	(2,476,384)	(247,510)
Tenet Healthcare Corp.	(107,577)	(2,626,030)	1,029,588
Tesla Motors, Inc.	(5,341)	(996,428)	(144,890)
Thermo Fisher Scientific, Inc.	(8,009)	(1,226,899)	96,829
Tiffany & Co.	(51,675)	(3,387,622)	(613,574)
Time, Inc.	(32,155)	(461,460)	(112,506)
T-Mobile US, Inc.	(17,783)	(839,208)	(183,493)
Tractor Supply Co.	(26,958)	(1,988,007)	(55,679)
TransDigm Group, Inc.	(35,380)	(9,650,389)	842,184
Transocean Ltd.	(47,006)	(500,898)	(191,970)
TransUnion	(34,538)	(1,132,857)	64,596
TreeHouse Foods, Inc.	(69,200)	(5,884,159)	888,611
TRI Pointe Group, Inc.	(161,411)	(1,883,712)	30,713
TripAdvisor, Inc.	(14,841)	(731,995)	43,818
Triumph Group, Inc.	(56,986)	(1,569,937)	59,808
Trustmark Corp.	(16,064)	(387,000)	(185,681)
Tupperware Brands Corp.	(3,941)	(229,019)	21,644
Twenty-First Century Fox, Inc.	(8,347)	(208,908)	(25,142)
Twitter, Inc.	(83,013)	(1,515,631)	162,519
Tyler Technologies, Inc.	(29,075)	(4,669,676)	518,639
Ultimate Software Group, Inc. (The)	(18,012)	(3,738,969)	454,481
Umpqua Holdings Corp.	(9,952)	(154,391)	(32,507)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
United Parcel Service, Inc.	(11,926)	$(1,290,974)	$(76,223)
USG Corp.	(37,874)	(1,003,179)	(90,622)
Valley National Bancorp	(242,238)	(2,273,164)	(546,486)
Veeva Systems, Inc.	(13,090)	(473,239)	(59,524)
VeriFone Systems, Inc.	(61,353)	(1,046,238)	(41,551)
VeriSign, Inc.	(4,714)	(362,041)	3,447
Verisk Analytics, Inc.	(86,461)	(6,938,246)	(79,793)
Vertex Pharmaceuticals, Inc.	(14,088)	(1,259,191)	221,328
VF Corp.	(37,193)	(2,174,303)	190,057
Viacom, Inc.	(36,359)	(1,415,990)	139,789
ViaSat, Inc.	(33,964)	(2,493,137)	244,041
Visa, Inc.	(91,515)	(7,381,907)	241,906
Vista Outdoor, Inc.	(27,412)	(1,279,224)	267,721
WABCO Holdings, Inc.	(6,440)	(692,915)	9,309
Wabtec Corp.	(22,494)	(1,821,367)	(46,084)
Walgreens Boots Alliance, Inc.	(17,532)	(1,420,794)	(30,154)
Walt Disney Co. (The)	(15,303)	(1,410,205)	(184,674)
Weatherford International plc	(1,491,327)	(8,470,089)	1,028,368
Webster Financial Corp.	(60,510)	(2,309,722)	(974,761)
WEC Energy Group, Inc.	(57,570)	(3,518,103)	141,622
Wendy’s Co. (The)	(140,093)	(1,517,292)	(376,765)
Western Refining, Inc.	(20,880)	(766,734)	(23,574)
Western Union Co. (The)	(96,751)	(1,968,354)	(133,077)
WestRock Co.	(25,123)	(1,023,478)	(252,017)
WEX, Inc.	(19,275)	(1,999,580)	(151,510)
WGL Holdings, Inc.	(19,818)	(1,323,050)	(188,667)
White Mountains Insurance Group Ltd.	(615)	(499,695)	(14,475)
Whiting Petroleum Corp.	(384,846)	(3,176,525)	(1,449,323)
Whole Foods Market, Inc.	(110,900)	(3,409,295)	(1,989)
Williams Cos., Inc. (The)	(68,520)	(1,822,043)	(311,670)
Williams-Sonoma, Inc.	(17,634)	(903,672)	50,363
Willis Towers Watson plc	(15,099)	(1,895,697)	49,391
WisdomTree Investments, Inc.	(432,910)	(4,774,363)	(48,255)
Workday, Inc.	(73,026)	(5,843,646)	1,017,358
WPX Energy, Inc.	(96,435)	(1,117,205)	(287,853)
WR Berkley Corp.	(8,750)	(508,783)	(73,180)
Wynn Resorts Ltd.	(16,862)	(1,715,925)	257,193
Yahoo!, Inc.	(37,321)	(1,383,489)	(59,714)
Zayo Group Holdings, Inc.	(97,085)	(2,694,109)	(496,104)
Zebra Technologies Corp.	(47,023)	(2,979,559)	(1,053,134)
Zillow Group, Inc.	(79,907)	(2,800,869)	(113,339)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR EQUITY MARKET NEUTRAL FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Zimmer Biomet Holdings, Inc.	(19,631)	$(2,385,952)	$360,033
Zoetis, Inc.	(66,398)	(3,294,485)	(259,800)

			(18,412,182)

Total of Short Equity Positions			(18,321,034)

Rights

United States
Lions Gate Entertainment Corp.	(58,942)	—	(1,446,437)

Total of Short Equity Positions and Rights			(19,767,471)

Total of Long and Short Equity Positions and Rights			63,952,475

Net Cash and Other Receivables/ (Payables) (b)			(11,238,662)

Swaps, at Value			$52,713,813

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
MSIP	The Fund receives the total return on a portfolio of long and short positions and pays or receives the Sterling Overnight Index Average plus or minus a specified spread, which is denominated in GBP based on the local currencies of the positions within the swap.	9-37 months maturity 10/12/2017	$1,425,111

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap positions.

Additional Information — Total Return Basket Swap

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2016.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
India
Vedanta Resources plc	87,199	$462,038	$473,702

Isle of Man
Paysafe Group plc	96,043	540,332	(101,551)

South Africa
Investec plc	199,917	1,196,307	114,868
Mondi plc	44,517	724,741	184,396

			299,264

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Switzerland
Coca-Cola HBC AG	81,397	$1,448,644	$323,798
Glencore plc	385,891	652,870	651,012
IWG plc	209,171	812,396	(179,691)
Wolseley plc	7,084	315,096	117,355

			912,474

United Kingdom
Aberdeen Asset Management plc	56,687	199,267	(20,034)
Amec Foster Wheeler plc	351,869	1,842,858	189,029
Anglo American plc	105,468	902,930	587,211

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR EQUITY MARKET NEUTRAL FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United Kingdom (continued)
ASOS plc	27,191	$1,191,354	$469,961
Barclays plc	201,329	400,943	151,574
Barratt Developments plc	809,966	5,067,230	(462,481)
Bellway plc	91,649	2,938,577	(144,867)
Berendsen plc	29,401	327,121	(11,897)
BP plc	159,987	707,366	294,701
Britvic plc	103,574	846,623	(123,431)
BT Group plc	564,185	2,626,747	(79,845)
Burberry Group plc	23,786	411,376	26,975
Centrica plc	668,141	1,841,375	82,901
Close Brothers Group plc	52,605	861,830	72,470
Compass Group plc	12,821	229,921	7,031
Daily Mail & General Trust plc	56,267	465,368	73,462
DCC plc	31,752	2,447,233	(87,074)
Direct Line Insurance Group plc	163,515	729,142	15,039
Dixons Carphone plc	415,533	1,766,332	48,503
GKN plc	358,584	1,362,318	99,232
GlaxoSmithKline plc	60,345	1,198,697	(39,560)
Greene King plc	46,306	428,901	(31,003)
Howden Joinery Group plc	278,007	1,404,906	(92,987)
HSBC Holdings plc	116,568	826,091	114,451
Imperial Brands plc	47,032	2,186,544	(136,864)
Inchcape plc	147,634	1,210,532	65,315
Indivior plc	298,044	1,088,166	(2,200)
Informa plc	49,809	417,993	(784)
InterContinental Hotels Group plc	7,378	293,182	36,719
Intermediate Capital Group plc	104,859	885,015	17,774
International Consolidated Airlines Group SA	152,554	738,014	88,586
John Wood Group plc	253,239	1,965,701	768,889
Johnson Matthey plc	42,372	1,713,330	(55,430)
Jupiter Fund Management plc	126,423	659,038	29,436
Kingfisher plc	366,179	1,653,020	(75,379)
Lloyds Banking Group plc	2,215,059	1,498,280	202,614
Man Group plc	351,761	544,206	(32,394)
Marks & Spencer Group plc	132,488	597,569	(26,852)
Meggitt plc	102,631	491,898	87,679
Micro Focus International plc	30,615	803,502	18,696
Moneysupermarket.com Group plc	75,484	257,469	15,930
National Grid plc	21,984	278,093	(21,237)
Persimmon plc	182,860	4,314,116	(324,542)
Petrofac Ltd.	178,821	1,657,862	255,810

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United Kingdom (continued)
Playtech plc	21,908	$235,929	$(13,040)
Reckitt Benckiser Group plc	40,986	3,571,099	(99,258)
Rentokil Initial plc	413,086	918,875	211,238
Rightmove plc	4,721	240,387	(13,607)
Royal Mail plc	911,450	5,736,873	(555,837)
Sage Group plc (The)	175,339	1,538,876	(125,464)
Severn Trent plc	98,815	2,869,378	(168,884)
Sky plc	47,532	482,933	96,526
Smiths Group plc	127,033	1,728,346	482,932
Sports Direct International plc	65,986	270,152	(43,970)
SSE plc	95,505	1,837,621	(14,042)
Stagecoach Group plc	217,378	666,160	(87,543)
Tate & Lyle plc	249,450	2,156,861	14,014
Taylor Wimpey plc	1,831,723	3,714,291	(259,509)
Thomas Cook Group plc	284,890	250,058	55,965
UBM plc	27,650	231,856	17,029
WH Smith plc	29,063	546,286	10,585
William Hill plc	838,860	3,031,956	(35,760)
Wm Morrison Supermarkets plc	995,803	2,415,255	413,108
WPP plc	144,285	3,069,750	141,085

			2,076,695

Total of Long Equity Positions			3,660,584

Short Positions

Common Stocks
Australia
BHP Billiton plc	(159,828)	(2,140,592)	(404,352)

Chile
Antofagasta plc	(380,469)	(2,516,944)	(633,207)

Jordan
Hikma Pharmaceuticals plc	(81,697)	(1,829,254)	(74,915)

Netherlands
Royal Dutch Shell plc	(206,695)	(5,053,174)	(652,340)

South Africa
Mediclinic International plc	(120,041)	(1,109,467)	(30,790)

United Kingdom
AA plc	(284,010)	(960,435)	(9,729)
Admiral Group plc	(71,472)	(1,728,267)	120,928
Aggreko plc	(209,165)	(2,551,935)	190,797
Ashtead Group plc	(65,472)	(768,314)	(504,486)
Associated British Foods plc	(92,787)	(3,222,057)	91,231
AstraZeneca plc	(44,007)	(2,491,634)	88,510
Auto Trader Group plc	(34,070)	(174,697)	3,410

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR EQUITY MARKET NEUTRAL FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United Kingdom (continued)
Aviva plc	(338,656)	$(1,775,515)	$(241,733)
Babcock International Group plc	(39,561)	(513,318)	49,291
Balfour Beatty plc	(290,606)	(807,451)	(152,235)
Berkeley Group Holdings plc	(15,567)	(480,111)	(58,022)
Booker Group plc	(369,079)	(811,161)	13,362
British American Tobacco plc	(81,003)	(4,371,947)	(218,933)
BTG plc	(297,108)	(2,482,112)	324,524
Bunzl plc	(57,867)	(1,456,242)	(46,062)
Capita plc	(429,111)	(4,920,049)	2,114,268
Cobham plc	(807,248)	(1,528,085)	(97,263)
Croda International plc	(8,869)	(316,703)	(32,111)
DS Smith plc	(54,318)	(260,454)	(12,309)
easyJet plc	(144,866)	(2,474,660)	682,751
Essentra plc	(142,865)	(1,504,555)	693,387
Halma plc	(122,834)	(1,476,615)	117,643
Hargreaves Lansdown plc	(228,041)	(3,558,614)	165,278
Hays plc	(367,836)	(571,883)	(103,065)
Hiscox Ltd.	(17,350)	(214,006)	(3,402)
IMI plc	(74,374)	(941,875)	(9,278)
Inmarsat plc	(260,058)	(2,248,777)	(157,436)
Intertek Group plc	(10,293)	(444,052)	2,914
ITV plc	(170,060)	(445,426)	13,642
Just Eat plc	(201,852)	(1,397,679)	(52,735)
Legal & General Group plc	(387,387)	(1,090,204)	(89,923)
Merlin Entertainments plc	(311,527)	(1,694,277)	(25,506)
NEX Group plc	(63,721)	(360,624)	(4,147)
Next plc	(15,682)	(1,033,555)	71,532
Old Mutual plc	(714,141)	(1,595,997)	(225,042)
Pearson plc	(21,532)	(197,919)	(18,125)
Pennon Group plc	(153,211)	(1,573,843)	14,504
Provident Financial plc	(54,636)	(1,902,008)	(8,742)
Prudential plc	(80,510)	(1,317,431)	(289,346)
Rio Tinto plc	(15,151)	(486,928)	(91,507)
Rolls-Royce Holdings plc	(247,830)	(1,893,147)	(142,405)
Rotork plc	(332,897)	(834,592)	(153,317)
Royal Bank of Scotland Group plc	(1,218,279)	(2,976,466)	(389,828)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United Kingdom (continued)
Schroders plc	(34,613)	$(1,120,778)	$(150,487)
Smith & Nephew plc	(19,344)	(291,971)	1,633
Spectris plc	(15,150)	(333,264)	(98,434)
Spirax-Sarco Engineering plc	(5,723)	(242,377)	(52,154)
St. James’s Place plc	(279,139)	(2,980,804)	(501,115)
Standard Chartered plc	(182,799)	(1,214,561)	(276,150)
Standard Life plc	(282,137)	(1,145,789)	(146,170)
Tesco plc	(1,183,515)	(2,338,008)	(679,717)
TP ICAP plc	(52,072)	(266,060)	(10,876)
Travis Perkins plc	(41,972)	(804,083)	53,783
United Utilities Group plc	(168,460)	(1,891,904)	24,643
Vodafone Group plc	(1,204,841)	(3,307,870)	342,902
Weir Group plc (The)	(37,207)	(795,748)	(68,913)
Whitbread plc	(51,207)	(2,421,247)	39,191
Worldpay Group plc	(185,338)	(633,592)	18,253

			117,674

United States
Shire plc	(35,098)	(1,856,794)	(147,275)

Total of Short Equity Positions			(1,825,205)

Total of Long and Short Equity Positions			1,835,379

Net Cash and Other Receivables/ (Payables) (b)			(410,268)

Swaps, at Value			$1,425,111

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR EQUITY MARKET NEUTRAL FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
MSIP	The Fund receives the total return on a portfolio of long and short positions and pays or receives the Reserve Bank of Australia Cash rate plus or minus a specified spread, which is denominated in AUD based on the local currencies of the positions within the swap.	24-49 months maturity 10/15/2018	$2,836,715

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap positions.

Additional Information — Total Return Basket Swap

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2016.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
Australia
Adelaide Brighton Ltd.	92,361	$349,202	$12,064
AGL Energy Ltd.	225,506	3,067,193	520,710
Ansell Ltd.	63,445	859,515	269,355
Aristocrat Leisure Ltd.	41,794	455,395	10,884
Aurizon Holdings Ltd.	679,458	2,244,144	226,241
Boral Ltd.	341,598	1,633,964	(304,097)
Caltex Australia Ltd.	134,050	3,174,486	(235,353)
CIMIC Group Ltd.	112,240	3,039,170	(215,085)
Coca-Cola Amatil Ltd.	415,768	2,605,509	426,673
Cochlear Ltd.	11,743	1,038,292	(1,847)
Flight Centre Travel Group Ltd.	22,166	494,176	5,370
Fortescue Metals Group Ltd.	546,311	1,211,107	1,071,928
Harvey Norman Holdings Ltd.	251,368	796,598	134,783
Newcrest Mining Ltd.	98,060	1,795,481	(389,393)
Origin Energy Ltd.	186,670	762,691	120,492
Qantas Airways Ltd.	358,900	749,303	110,454
Santos Ltd.	141,817	453,308	(44,785)
South32 Ltd.	784,466	1,463,219	81,044
Star Entertainment Group Ltd. (The)	287,025	1,163,587	(95,379)
Tabcorp Holdings Ltd.	309,177	981,463	89,680
Tatts Group Ltd.	172,268	487,234	67,878
Telstra Corp. Ltd.	378,512	1,534,374	(143,463)
Treasury Wine Estates Ltd.	430,794	3,153,727	160,209
Woodside Petroleum Ltd.	54,198	1,041,381	172,561

			2,050,924

Total of Long Equity Positions			2,050,924

Short Positions

Common Stocks
Australia
ALS Ltd.	(272,007)	(991,743)	(190,226)
Alumina Ltd.	(1,390,211)	(1,433,146)	(384,686)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Australia (continued)
AMP Ltd.	(360,258)	$(1,442,227)	$135,627
APA Group	(692,210)	(4,380,245)	107,018
AusNet Services	(518,396)	(584,295)	(5,847)
Bank of Queensland Ltd.	(91,907)	(725,266)	(60,174)
Brambles Ltd.	(165,905)	(1,533,567)	53,017
Challenger Ltd.	(20,826)	(135,302)	(32,971)
Commonwealth Bank of Australia	(21,932)	(1,208,864)	(92,232)
Computershare Ltd.	(281,442)	(2,074,290)	(450,827)
Crown Resorts Ltd.	(82,360)	(703,254)	16,837
CSL Ltd.	(23,946)	(2,040,334)	308,564
Healthscope Ltd.	(1,520,650)	(3,205,136)	698,420
Iluka Resources Ltd.	(48,672)	(211,688)	(41,745)
Insurance Australia Group Ltd.	(625,873)	(2,585,463)	(113,507)
Medibank Pvt Ltd.	(254,517)	(597,689)	80,597
Platinum Asset Management Ltd.	(271,133)	(1,228,259)	197,885
Ramsay Health Care Ltd.	(45,718)	(2,425,309)	177,509
REA Group Ltd.	(16,714)	(602,452)	(61,765)
SEEK Ltd.	(415,807)	(4,748,014)	294,660
Sonic Healthcare Ltd.	(126,769)	(1,976,061)	25,088
Sydney Airport	(72,091)	(375,402)	64,226
Transurban Group	(164,918)	(1,432,886)	205,517
Vocus Communications Ltd.	(79,941)	(463,126)	240,512
Westpac Banking Corp.	(33,004)	(717,167)	(57,566)

			1,113,931

Total of Short Equity Positions			1,113,931

Total of Long and Short Equity Positions			3,164,855

Net Cash and Other Receivables/ (Payables) (b)			(328,140)

Swaps, at Value			$2,836,715

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR EQUITY MARKET NEUTRAL FUND

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
MSIP	The Fund receives the total return on a portfolio of long and short positions and pays or receives the Euro Overnight Index Average plus or minus a specified spread which is denominated in EUR based on the local currencies of the positions within the swap.	10-37 months maturity 10/12/2017	$5,758,842

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap positions.

Additional Information — Total Return Basket Swap

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2016.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
France
Arkema SA	25,667	$2,183,183	$325,784
Atos SE	54,110	4,931,076	771,987
BNP Paribas SA	66,398	3,433,478	791,950
Capgemini SA	31,060	2,789,551	(172,773)
Cie de Saint-Gobain	89,707	3,612,316	560,618
Cie Generale des Etablissements Michelin	45,254	4,496,536	533,844
CNP Assurances	118,128	1,898,449	288,019
Eiffage SA	27,193	1,943,598	(49,565)
Elior Group	37,744	793,235	69,000
Faurecia	72,017	2,553,084	236,366
Ipsen SA	25,033	1,525,306	283,454
Lagardere SCA	43,853	975,965	241,195
Orange SA	62,463	861,078	86,109
Peugeot SA	440,146	6,281,265	887,470
Publicis Groupe SA	19,225	1,328,276	(3,586)
Renault SA	32,383	2,522,016	354,139
Rexel SA	73,911	935,496	278,853
Safran SA	16,102	1,064,106	94,012
Schneider Electric SE	30,764	2,028,880	108,248
SCOR SE	47,759	1,472,149	176,051
SEB SA	7,320	981,480	10,408
Societe BIC SA	5,311	666,881	54,760
Societe Generale SA	18,158	767,674	125,460
Sodexo SA	27,365	2,793,578	348,288
Teleperformance	46,115	3,957,853	665,444
Thales SA	54,708	4,465,619	834,532
Ubisoft Entertainment SA	22,404	781,364	14,777
Valeo SA	55,925	2,838,941	371,591

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
France (continued)
Veolia Environnement SA	29,681	$638,949	$(134,614)

			8,151,821

Total of Long Equity Positions			8,151,821

Short Positions

Common Stocks
France
Accor SA	(105,564)	(3,976,012)	43,471
Air Liquide SA	(36,152)	(3,567,784)	(452,274)
Airbus Group SE	(27,769)	(1,581,750)	(252,356)
Alstom SA	(44,124)	(1,049,067)	(164,281)
Bollore SA	(824,658)	(2,741,728)	(161,959)
Bouygues SA	(31,398)	(941,523)	(182,503)
Bureau Veritas SA	(68,614)	(1,348,036)	20,059
Carrefour SA	(112,620)	(2,833,043)	121,608
Casino Guichard Perrachon SA	(37,807)	(1,753,415)	(58,091)
Credit Agricole SA	(90,376)	(837,343)	(281,393)
Danone SA	(27,862)	(1,847,143)	84,076
Edenred	(293,572)	(5,520,698)	(292,181)
Electricite de France SA	(228,140)	(2,659,177)	337,884
Engie SA	(116,694)	(1,645,854)	160,462
Essilor International SA	(24,998)	(2,905,341)	84,862
Eutelsat Communications SA	(31,376)	(560,679)	(46,059)
Groupe Eurotunnel SE	(161,161)	(1,485,131)	(45,887)
Hermes International	(3,022)	(1,054,621)	(185,057)
Iliad SA	(4,633)	(930,566)	40,811
Ingenico Group SA	(42,835)	(4,441,515)	1,023,890
JCDecaux SA	(38,649)	(1,227,914)	91,485
Kering	(1,014)	(158,765)	(68,679)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR EQUITY MARKET NEUTRAL FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
France (continued)
L’Oreal SA	(12,186)	$(2,156,618)	$(64,467)
LVMH Moet Hennessy Louis Vuitton SE	(7,094)	(1,169,649)	(182,976)
Natixis SA	(248,546)	(1,083,978)	(315,674)
Orpea	(23,257)	(1,827,790)	(49,853)
Pernod Ricard SA	(32,189)	(3,369,684)	(113,811)
Remy Cointreau SA	(6,935)	(555,597)	(35,526)
Sanofi	(24,807)	(1,977,634)	(28,388)
SFR Group SA	(50,687)	(1,263,612)	(165,390)
TOTAL SA	(24,026)	(1,113,802)	(118,542)
Vivendi SA	(93,408)	(1,763,462)	(8,199)
Zodiac Aerospace	(183,711)	(4,111,747)	(100,929)

			(1,365,867)

Luxembourg
Eurofins Scientific SE	(5,469)	(2,122,982)	(207,052)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Luxembourg (continued)
SES SA	(78,425)	$(1,667,506)	$(58,063)

			(265,115)

Total of Short Equity Positions			(1,630,982)

Total of Long and Short Equity Positions			6,520,839

Net Cash and Other Receivables/ (Payables) (b)			(761,997)

Swaps, at Value			$5,758,842

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
MSIP	The Fund receives the total return on a portfolio of long and short positions and pays or receives the Hong Kong Overnight Index Average plus or minus a specified spread, which is denominated in HKD based on the local currencies of the positions within the swap.	23-49 months maturity 10/16/2018	$(1,009,453)

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap positions.

Additional Information — Total Return Basket Swap

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2016.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
Hong Kong
BOC Hong Kong Holdings Ltd.	198,000	$608,969	$96,220
Cheung Kong Property Holdings Ltd.	146,500	1,041,111	(146,436)
CLP Holdings Ltd.	308,000	3,029,045	(204,413)
HKT Trust & HKT Ltd.	1,179,000	1,742,251	(298,150)
Kerry Properties Ltd.	543,000	1,381,896	86,499
Li & Fung Ltd.	1,756,000	857,739	(88,156)
New World Development Co. Ltd.	1,914,817	1,849,382	168,083
Power Assets Holdings Ltd.	117,000	1,058,021	(28,763)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Hong Kong (continued)
Sino Land Co. Ltd.	720,000	$1,132,660	$(59,105)
SJM Holdings Ltd.	741,000	461,903	116,324
Sun Hung Kai Properties Ltd.	105,000	1,411,027	(88,817)
Swire Properties Ltd.	62,400	177,767	(5,987)
Techtronic Industries Co. Ltd.	47,500	195,086	(25,109)
VTech Holdings Ltd.	61,500	670,080	150,966
WH Group Ltd.	3,051,000	2,360,006	99,395
Wharf Holdings Ltd. (The)	67,000	477,913	(34,106)
Wheelock & Co. Ltd.	273,000	1,330,247	201,896
Xinyi Glass Holdings Ltd.	1,972,000	1,672,525	(65,981)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR EQUITY MARKET NEUTRAL FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Hong Kong (continued)
Yue Yuen Industrial Holdings Ltd.	679,000	$2,672,337	$(211,161)

			(336,801)

Total of Long Equity Positions			(336,801)

Short Positions

Common Stocks
China
Guotai Junan International Holdings Ltd.	(875,000)	(352,304)	84,364

Hong Kong
AIA Group Ltd.	(284,800)	(1,693,045)	97,641
ASM Pacific Technology Ltd.	(158,300)	(1,186,349)	(487,737)
Cathay Pacific Airways Ltd.	(1,492,000)	(2,275,662)	317,649
Haitong International Securities Group Ltd.	(1,062,345)	(616,922)	11,363
Hang Lung Properties Ltd.	(1,176,000)	(2,325,039)	(154,733)
Hang Seng Bank Ltd.	(14,600)	(264,552)	(6,198)
HK Electric Investments & HK Electric Investments Ltd.	(230,000)	(219,201)	29,587
Hong Kong & China Gas Co. Ltd.	(2,813,430)	(5,035,367)	66,308
Hysan Development Co. Ltd.	(101,000)	(442,828)	26,300
MTR Corp. Ltd.	(550,622)	(2,606,730)	(62,814)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Hong Kong (continued)
Sands China Ltd.	(99,600)	$(444,052)	$14,360
Swire Pacific Ltd.	(21,000)	(233,629)	33,797
Value Partners Group Ltd.	(2,003,000)	(1,928,093)	345,816

			231,339

Macau
MGM China Holdings Ltd.	(1,106,400)	(1,523,199)	(762,222)
Wynn Macau Ltd.	(1,392,000)	(2,141,666)	(58,836)

			(821,058)

United States
Samsonite International SA	(85,800)	(274,065)	29,829

Total of Short Equity Positions			(475,526)

Total of Long and Short Equity Positions			(812,327)

Net Cash and Other Receivables/ (Payables) (b)			(197,126)

Swaps, at Value			$(1,009,453)

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

Collateral pledged to, or (received from), each counterparty at December 31, 2016 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ CENTRALLY CLEARED	TOTAL
CITI
Investment Companies	$290,312	$—	$290,312

JPMC
Cash	1,630,000	—	1,630,000

MSIP
Investment Companies	131,823,286	—	131,823,286

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR GLOBAL MACRO FUND

INVESTMENTS	SHARES	VALUE
SHORT-TERM INVESTMENTS - 84.9%
INVESTMENT COMPANIES - 36.8%
J.P. Morgan U.S. Treasury Plus Money Market Fund - IM Shares, 0.41% (a)(b)(c)	9,660,861	$9,660,861
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 0.37% (a)(c)	110,038	110,038

TOTAL INVESTMENT COMPANIES (Cost $9,770,899)		9,770,899

	PRINCIPAL AMOUNT
U.S. TREASURY OBLIGATION - 48.1%
U.S. Treasury Bill 0.63%, 5/18/2017 (Cost $12,787,512) (b)(d)	$12,818,000	12,788,877

TOTAL SHORT-TERM INVESTMENTS (Cost $22,558,411)		22,559,776

TOTAL INVESTMENTS IN SECURITIES AT VALUE - 84.9% (Cost $22,558,411)		22,559,776

OTHER ASSETS IN EXCESS OF LIABILITIES - 15.1% (e)		4,003,660

NET ASSETS - 100.0%		$26,563,436

(a)	Represents 7-day effective yield as of 12/31/2016.
(b)	All or a portion represents positions held in the respective Subsidiary (See Note 2).
(c)	All or a portion of the security pledged as collateral for swap contracts.
(d)	The rate shown was the effective yield at the date of purchase.
(e)	Includes appreciation/(depreciation) on forward foreign currency exchange, futures and swap contracts.

All securities are Level 2 with respect to ASC 820 (See Note 5).

Forward effective interest rate swap contracts outstanding as of December 31, 2016:

COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	CURRENCY	NOTIONAL AMOUNT	UPFRONT PREMIUM (RECEIVED) PAID	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)

Exchange Cleared
CRSU	(1)	1.500%	AUD	1,460,000	$(5,846)	03/07/2019	$(5,754)
CRSU	(1)	1.500%	AUD	2,750,000	(12,253)	03/07/2019	(9,597)
CRSU	(1)	1.500%	AUD	2,930,000	(2,243)	03/07/2019	(21,037)
CRSU	(1)	1.500%	AUD	8,810,000	(12,213)	03/07/2019	(57,786)
CRSU	(1)	1.500%	AUD	2,750,000	(12,253)	03/07/2019	(9,597)
CRSU	(1)	1.500%	AUD	5,140,000	(1,317)	03/07/2019	(39,522)
CRSU	(1)	1.500%	AUD	1,560,000	(7,167)	03/07/2019	(5,228)
CRSU	(1)	1.500%	AUD	2,800,000	(7,068)	03/07/2019	(15,179)
CRSU	(1)	1.500%	AUD	1,610,000	(4,475)	03/07/2019	(8,317)
CRSU	(1)	1.500%	AUD	1,460,000	(5,698)	03/07/2019	(5,902)
CRSU	(1)	1.500%	AUD	1,850,000	(8,500)	03/07/2019	(6,199)
CRSU	(1)	1.500%	AUD	9,090,000	(13,360)	03/07/2019	(58,864)
CRSU	(1)	1.500%	AUD	4,660,000	(11,829)	03/07/2019	(25,196)
CRSU	(1)	1.500%	AUD	9,100,000	(13,393)	03/07/2019	(58,910)
CRSU	1.500%	(1)	AUD	5,530,000	7,666	03/07/2019	36,272
CRSU	2.000%	(2)	AUD	680,000	9,472	03/11/2027	35,081
CRSU	2.000%	(2)	AUD	610,000	11,060	03/11/2027	28,906
CRSU	2.000%	(2)	AUD	1,990,000	16,624	03/11/2027	113,758
CRSU	2.000%	(2)	AUD	1,120,000	23,063	03/11/2027	50,317
CRSU	2.000%	(2)	AUD	510,000	13,361	03/11/2027	20,054
CRSU	2.000%	(2)	AUD	510,000	13,156	03/11/2027	20,258
CRSU	2.000%	(2)	AUD	630,000	12,334	03/11/2027	28,943
CRSU	2.000%	(2)	AUD	2,000,000	16,700	03/11/2027	114,337
CRSU	2.500%	(2)	AUD	630,000	(434)	03/11/2027	21,598

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR GLOBAL MACRO FUND

COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	CURRENCY	NOTIONAL AMOUNT	UPFRONT PREMIUM (RECEIVED) PAID	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Exchange Cleared (continued)
CRSU	3.000%	(2)	AUD	360,000	$(374)	03/11/2027	$975
CRSU	(3)	1.000%	CAD	3,280,000	458	03/18/2019	(7,848)
CRSU	(3)	1.000%	CAD	2,660,000	7,742	03/18/2019	(13,735)
CRSU	(3)	1.000%	CAD	20,530,000	18,227	03/18/2019	(64,482)
CRSU	(3)	1.000%	CAD	1,530,000	(1,254)	03/18/2019	(2,193)
CRSU	(3)	1.000%	CAD	2,680,000	2,131	03/18/2019	(8,169)
CRSU	(3)	1.000%	CAD	3,270,000	474	03/18/2019	(7,841)
CRSU	(3)	1.000%	CAD	2,660,000	2,832	03/18/2019	(8,825)
CRSU	(3)	1.000%	CAD	4,490,000	3,669	03/18/2019	(13,786)
CRSU	(3)	1.000%	CAD	2,660,000	7,742	03/18/2019	(13,735)
CRSU	(3)	1.000%	CAD	1,550,000	(1,324)	03/18/2019	(2,169)
CRSU	(3)	1.000%	CAD	9,030,000	11,664	03/18/2019	(32,009)
CRSU	(3)	1.000%	CAD	7,700,000	18,019	03/18/2019	(35,367)
CRSU	(3)	1.000%	CAD	2,710,000	2,885	03/18/2019	(8,990)
CRSU	(3)	1.000%	CAD	6,820,000	6,055	03/18/2019	(21,421)
CRSU	(3)	1.500%	CAD	4,140,000	56,544	03/15/2027	(189,666)
CRSU	(3)	1.500%	CAD	4,140,000	50,434	03/15/2027	(183,556)
CRSU	1.000%	(3)	CAD	19,540,000	(15,215)	03/18/2019	59,240
CRSU	1.000%	(3)	CAD	4,390,000	(6,824)	03/18/2019	16,715
CRSU	1.000%	(3)	CAD	20,760,000	(22,164)	03/18/2019	68,937
CRSU	1.000%	(3)	CAD	15,620,000	(16,677)	03/18/2019	51,870
CRSU	1.000%	(3)	CAD	19,530,000	(20,058)	03/18/2019	64,060
CRSU	1.500%	(3)	CAD	690,000	(873)	03/15/2027	23,060
CRSU	1.500%	(3)	CAD	470,000	10,763	03/15/2027	4,350
CRSU	1.500%	(3)	CAD	1,860,000	(26,541)	03/15/2027	86,350
CRSU	1.500%	(3)	CAD	580,000	(4,577)	03/15/2027	23,227
CRSU	1.500%	(3)	CAD	1,020,000	(14,387)	03/15/2027	47,185
CRSU	1.500%	(3)	CAD	600,000	(11,446)	03/15/2027	30,739
CRSU	1.500%	(3)	CAD	600,000	(2,134)	03/15/2027	21,427
CRSU	1.500%	(3)	CAD	1,370,000	(3,482)	03/15/2027	47,535
CRSU	1.500%	(3)	CAD	690,000	(869)	03/15/2027	23,056
CRSU	(4)	0.250%	CHF	1,400,000	(1,540)	03/17/2027	(61,626)
CRSU	(4)	0.250%	CHF	1,550,000	(1,718)	03/17/2027	(68,216)
CRSU	(4)	0.250%	CHF	1,250,000	(1,361)	03/17/2027	(55,037)
CRSU	(4)	0.750%	CHF	1,930,000	(2,929)	03/20/2019	(3,813)
CRSU	(4)	0.750%	CHF	2,150,000	(4,716)	03/20/2019	(2,795)
CRSU	(4)	0.750%	CHF	1,290,000	(1,450)	03/20/2019	(3,056)
CRSU	(4)	0.750%	CHF	2,050,000	(4,601)	03/20/2019	(2,561)
CRSU	(4)	0.750%	CHF	2,070,000	(3,898)	03/20/2019	(3,333)
CRSU	(4)	0.750%	CHF	2,000,000	(4,144)	03/20/2019	(2,843)
CRSU	(4)	0.750%	CHF	1,910,000	(2,607)	03/20/2019	(4,065)
CRSU	(4)	0.750%	CHF	1,960,000	(4,036)	03/20/2019	(2,811)
CRSU	0.250%	(4)	CHF	390,000	4,280	03/17/2027	13,316
CRSU	0.250%	(4)	CHF	390,000	4,904	03/17/2027	12,692
CRSU	0.250%	(4)	CHF	410,000	2,699	03/17/2027	15,800
CRSU	0.250%	(4)	CHF	390,000	5,212	03/17/2027	12,385
CRSU	0.250%	(4)	CHF	410,000	30	03/17/2027	18,469
CRSU	0.250%	(4)	CHF	380,000	(499)	03/17/2027	17,644
CRSU	0.250%	(4)	CHF	400,000	5,880	03/17/2027	12,168
CRSU	0.750%	(4)	CHF	6,250,000	9,177	03/20/2019	12,656
CRSU	0.750%	(4)	CHF	7,810,000	11,535	03/20/2019	15,748
CRSU	0.750%	(4)	CHF	5,650,000	6,350	03/20/2019	13,388
CRSU	0.750%	(4)	CHF	7,050,000	10,465	03/20/2019	14,163
CRSU	(5)	0.500%	EUR	23,190,000	362,537	03/20/2019	(45,066)
CRSU	(5)	0.500%	EUR	1,800,000	23,742	03/20/2019	900

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR GLOBAL MACRO FUND

COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	CURRENCY	NOTIONAL AMOUNT	UPFRONT PREMIUM (RECEIVED) PAID	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Exchange Cleared (continued)
CRSU	(5)	0.500%	EUR	1,610,000	$25,425	03/20/2019	$(3,384)
CRSU	(5)	0.500%	EUR	1,460,000	23,084	03/20/2019	(3,097)
CITG	(5)	0.500%	EUR	8,000,000	106,849	03/20/2019	2,671
CRSU	(5)	0.500%	EUR	1,300,000	20,385	03/20/2019	(2,588)
CRSU	(5)	0.500%	EUR	1,620,000	22,610	03/20/2019	(432)
CRSU	(5)	0.500%	EUR	360,000	6,663	03/17/2027	(13,918)
CRSU	(5)	0.500%	EUR	400,000	557	03/17/2027	(8,619)
CRSU	(5)	0.500%	EUR	530,000	3,482	03/17/2027	(14,164)
CRSU	(5)	0.500%	EUR	370,000	5,244	03/17/2027	(12,701)
CRSU	(5)	0.500%	EUR	350,000	7,310	03/17/2027	(14,363)
CRSU	(5)	0.500%	EUR	370,000	3,457	03/17/2027	(10,914)
CRSU	(5)	0.500%	EUR	360,000	7,118	03/17/2027	(14,373)
CRSU	(5)	0.500%	EUR	360,000	1,733	03/17/2027	(8,988)
CRSU	0.500%	(5)	EUR	14,080,000	(184,707)	03/20/2019	(8,048)
CITG	0.500%	(5)	EUR	8,120,000	(110,201)	03/20/2019	(962)
CRSU	0.500%	(5)	EUR	2,500,000	(33,401)	03/20/2019	(824)
CRSU	0.500%	(5)	EUR	2,510,000	(40,939)	03/20/2019	6,577
CRSU	0.500%	(5)	EUR	2,500,000	(32,822)	03/20/2019	(1,403)
CRSU	0.500%	(5)	EUR	1,750,000	(29,005)	03/20/2019	5,047
CRSU	0.500%	(5)	EUR	1,770,000	(28,453)	03/20/2019	4,222
CRSU	0.500%	(5)	EUR	1,760,000	(31,694)	03/20/2019	7,599
CRSU	0.500%	(5)	EUR	3,260,000	(54,488)	03/20/2019	9,859
CRSU	0.500%	(5)	EUR	4,270,000	(58,812)	03/20/2019	356
CRSU	0.500%	(5)	EUR	4,950,000	(79,758)	03/20/2019	11,993
CRSU	0.500%	(5)	EUR	14,180,000	(177,385)	03/20/2019	(16,739)
CRSU	0.500%	(5)	EUR	1,750,000	(29,115)	03/20/2019	5,157
CRSU	0.500%	(5)	EUR	1,770,000	(27,347)	03/20/2019	3,115
CRSU	0.500%	(5)	EUR	1,810,000	(30,512)	03/20/2019	5,733
CRSU	0.500%	(5)	EUR	1,770,000	(27,347)	03/20/2019	3,116
CRSU	0.500%	(5)	EUR	2,040,000	(31,517)	03/20/2019	3,589
CRSU	0.500%	(5)	EUR	1,740,000	(28,607)	03/20/2019	4,786
CRSU	0.500%	(5)	EUR	2,590,000	(42,927)	03/20/2019	7,470
CRSU	0.500%	(5)	EUR	270,000	(2,989)	03/17/2027	8,430
CRSU	0.500%	(5)	EUR	300,000	(3,344)	03/17/2027	9,390
CRSU	0.500%	(5)	EUR	330,000	(3,672)	03/17/2027	10,323
CRSU	0.500%	(5)	EUR	210,000	2,116	03/17/2027	2,116
CRSU	0.500%	(5)	EUR	390,000	(1,358)	03/17/2027	9,218
CRSU	(4)	0.500%	GBP	910,000	(4,859)	03/20/2019	1,893
CRSU	(4)	0.500%	GBP	1,520,000	2,115	03/20/2019	(7,067)
CRSU	(4)	0.500%	GBP	880,000	(4,298)	03/20/2019	1,431
CRSU	(4)	0.500%	GBP	1,660,000	(4,183)	03/20/2019	(1,225)
CRSU	(4)	0.500%	GBP	1,500,000	2,974	03/20/2019	(7,861)
CRSU	(4)	0.500%	GBP	1,430,000	2,944	03/20/2019	(7,603)
CRSU	(4)	0.500%	GBP	1,420,000	2,836	03/20/2019	(7,462)
CRSU	(4)	0.500%	GBP	1,510,000	1,500	03/20/2019	(6,420)
CRSU	(4)	0.500%	GBP	1,640,000	3,034	03/20/2019	(8,377)
CRSU	(4)	1.000%	GBP	1,120,000	(48,485)	03/17/2027	13,998
CRSU	(4)	1.000%	GBP	340,000	11,054	03/17/2027	(21,523)
CRSU	(4)	1.000%	GBP	330,000	7,054	03/17/2027	(17,215)
CRSU	(4)	1.000%	GBP	320,000	(15,387)	03/17/2027	5,534
CRSU	(4)	1.000%	GBP	350,000	(2,254)	03/17/2027	(8,523)
CRSU	(4)	1.000%	GBP	210,000	(9,634)	03/17/2027	3,168
CRSU	0.500%	(4)	GBP	2,620,000	(5,578)	03/20/2019	14,114
CRSU	0.500%	(4)	GBP	1,530,000	(3,033)	03/20/2019	8,018
CRSU	0.500%	(4)	GBP	1,520,000	(2,812)	03/20/2019	7,764

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR GLOBAL MACRO FUND

COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	CURRENCY	NOTIONAL AMOUNT	UPFRONT PREMIUM (RECEIVED) PAID	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Exchange Cleared (continued)
CRSU	0.500%	(4)	GBP	1,570,000	$(3,343)	03/20/2019	$8,458
CRSU	0.500%	(4)	GBP	1,530,000	(4,373)	03/20/2019	9,358
CRSU	0.500%	(4)	GBP	4,760,000	25,416	03/20/2019	(9,908)
CRSU	0.500%	(4)	GBP	1,760,000	3,827	03/20/2019	1,907
CRSU	0.500%	(4)	GBP	1,910,000	(2,647)	03/20/2019	8,870
CRSU	0.500%	(4)	GBP	7,060,000	45,151	03/20/2019	(22,150)
CRSU	0.500%	(4)	GBP	2,370,000	11,879	03/20/2019	(4,158)
CRSU	0.500%	(4)	GBP	760,000	(1,518)	03/20/2019	3,994
CRSU	0.500%	(4)	GBP	9,270,000	(9,210)	03/20/2019	39,411
CRSU	0.500%	(4)	GBP	1,410,000	7,067	03/20/2019	(2,473)
CRSU	0.500%	(4)	GBP	1,640,000	3,603	03/20/2019	1,740
CRSU	0.500%	(4)	GBP	1,000,000	4,659	03/20/2019	(1,401)
CRSU	0.500%	(4)	GBP	1,530,000	(4,596)	03/20/2019	9,581
CRSU	0.500%	(4)	GBP	770,000	(1,585)	03/20/2019	4,094
CRSU	0.500%	(4)	GBP	1,850,000	4,661	03/20/2019	1,366
CRSU	0.500%	(4)	GBP	920,000	3,727	03/20/2019	(730)
CRSU	0.500%	(4)	GBP	2,260,000	(6,788)	03/20/2019	14,151
CRSU	1.000%	(4)	GBP	360,000	3,570	03/17/2027	7,515
CRSU	1.000%	(4)	GBP	290,000	(9,694)	03/17/2027	18,624
CRSU	1.000%	(4)	GBP	300,000	(10,344)	03/17/2027	19,582
CRSU	1.000%	(4)	GBP	330,000	(1,708)	03/17/2027	11,869
CRSU	1.000%	(4)	GBP	320,000	(3,037)	03/17/2027	12,890
CRSU	1.000%	(4)	GBP	310,000	(10,288)	03/17/2027	19,834
CRSU	(4)	0.250%	JPY	985,000,000	66,424	03/20/2019	(28,227)
CRSU	(4)	0.250%	JPY	1,681,000,000	110,831	03/20/2019	(45,645)
CRSU	(4)	0.250%	JPY	1,680,000,000	112,342	03/20/2019	(47,195)
CRSU	(4)	0.250%	JPY	122,000,000	4,619	03/20/2019	112
CRSU	(4)	0.250%	JPY	1,810,000,000	120,991	03/20/2019	(50,803)
CRSU	(4)	0.250%	JPY	5,015,000,000	338,322	03/20/2019	(143,851)
CRSU	(4)	0.250%	JPY	41,000,000	4,945	03/17/2027	(4,326)
CRSU	(4)	0.250%	JPY	46,000,000	8,701	03/17/2027	(8,006)
CRSU	(4)	0.250%	JPY	41,000,000	4,286	03/17/2027	(3,666)
CRSU	(4)	0.250%	JPY	41,000,000	6,832	03/17/2027	(6,213)
CRSU	(4)	0.250%	JPY	42,000,000	6,285	03/17/2027	(5,651)
CRSU	(4)	0.250%	JPY	43,000,000	5,718	03/17/2027	(5,068)
CRSU	(4)	0.250%	JPY	41,000,000	5,896	03/17/2027	(5,276)
CRSU	(4)	0.250%	JPY	41,000,000	6,136	03/17/2027	(5,516)
CRSU	0.250%	(4)	JPY	209,000,000	6,421	03/20/2019	3,494
CRSU	0.250%	(4)	JPY	218,000,000	(17,292)	03/20/2019	8,837
CRSU	0.250%	(4)	JPY	227,000,000	4,893	03/20/2019	5,877
CRSU	0.250%	(4)	JPY	585,000,000	(21,980)	03/20/2019	(705)
CRSU	0.250%	(4)	JPY	115,000,000	(4,398)	03/20/2019	(61)
CRSU	0.250%	(4)	JPY	207,000,000	7,291	03/20/2019	2,530
CRSU	0.250%	(4)	JPY	200,000,000	5,900	03/20/2019	3,589
CRSU	0.250%	(4)	JPY	214,000,000	(15,619)	03/20/2019	7,320
CRSU	0.250%	(4)	JPY	1,040,000,000	(37,585)	03/20/2019	(2,744)
CRSU	0.250%	(4)	JPY	203,000,000	5,970	03/20/2019	3,661
CRSU	0.250%	(4)	JPY	210,000,000	5,749	03/20/2019	4,214
CRSU	0.250%	(4)	JPY	268,000,000	(9,685)	03/20/2019	(708)
CRSU	0.250%	(4)	JPY	364,000,000	(58,704)	03/17/2027	53,204
CRSU	0.250%	(4)	JPY	34,000,000	(1,139)	03/17/2027	625
CRSU	0.250%	(4)	JPY	337,000,000	(54,216)	03/17/2027	49,124
CRSU	0.250%	(4)	JPY	198,000,000	(31,807)	03/17/2027	28,815
CRSU	0.250%	(4)	JPY	338,000,000	(53,784)	03/17/2027	48,677
CRSU	(6)	1.000%	NOK	9,560,000	(8,368)	03/20/2019	2,014

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR GLOBAL MACRO FUND

COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	CURRENCY	NOTIONAL AMOUNT	UPFRONT PREMIUM (RECEIVED) PAID	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Exchange Cleared (continued)
CRSU	(6)	1.000%	NOK	19,670,000	$(7,024)	03/20/2019	$(6,049)
CRSU	(6)	1.000%	NOK	9,790,000	(5,768)	03/20/2019	(739)
CRSU	(6)	1.000%	NOK	19,840,000	(6,077)	03/20/2019	(7,109)
CRSU	(6)	1.500%	NOK	3,500,000	(562)	03/17/2027	(17,485)
CRSU	(6)	1.500%	NOK	17,560,000	26,764	03/17/2027	(117,307)
CRSU	(6)	1.500%	NOK	3,650,000	(4,398)	03/17/2027	(14,422)
CRSU	(6)	1.500%	NOK	21,950,000	33,205	03/17/2027	(146,384)
CRSU	(6)	1.500%	NOK	4,310,000	(5,123)	03/17/2027	(17,100)
CRSU	(6)	1.500%	NOK	3,800,000	(2,098)	03/17/2027	(17,496)
CRSU	(6)	1.500%	NOK	19,810,000	30,307	03/17/2027	(132,452)
CRSU	1.000%	(6)	NOK	17,700,000	4,302	03/20/2019	7,462
CRSU	1.000%	(6)	NOK	9,450,000	5,567	03/20/2019	713
CRSU	1.000%	(6)	NOK	83,810,000	6,446	03/20/2019	49,255
CRSU	1.000%	(6)	NOK	104,720,000	7,995	03/20/2019	61,604
CRSU	1.000%	(6)	NOK	10,550,000	6,096	03/20/2019	915
CRSU	1.000%	(6)	NOK	94,500,000	7,296	03/20/2019	55,510
CRSU	1.000%	(6)	NOK	7,690,000	1,322	03/20/2019	3,789
CRSU	1.000%	(6)	NOK	17,620,000	7,427	03/20/2019	4,283
CRSU	1.000%	(6)	NOK	16,980,000	5,619	03/20/2019	5,667
CRSU	1.000%	(6)	NOK	16,750,000	9,051	03/20/2019	2,081
CRSU	1.000%	(6)	NOK	163,350,000	28,076	03/20/2019	80,488
CRSU	1.500%	(6)	NOK	3,620,000	2,198	03/17/2027	16,468
CRSU	1.500%	(6)	NOK	3,610,000	51	03/17/2027	18,563
CRSU	(1)	2.000%	NZD	3,800,000	2,702	03/13/2019	(32,143)
CRSU	(1)	2.000%	NZD	3,380,000	2,415	03/13/2019	(28,602)
CRSU	(1)	2.000%	NZD	3,270,000	(12,690)	03/13/2019	(12,645)
CRSU	(1)	2.000%	NZD	2,340,000	(5,888)	03/13/2019	(12,241)
CRSU	(1)	2.000%	NZD	6,180,000	(6,614)	03/13/2019	(41,266)
CRSU	(1)	2.000%	NZD	2,930,000	(6,372)	03/13/2019	(16,329)
CRSU	(1)	2.000%	NZD	1,620,000	(4,076)	03/13/2019	(8,475)
CRSU	(1)	2.000%	NZD	3,810,000	2,515	03/13/2019	(32,034)
CRSU	(1)	2.000%	NZD	14,630,000	10,660	03/13/2019	(124,008)
CRSU	(1)	2.000%	NZD	1,020,000	743	03/13/2019	(8,646)
CRSU	(1)	2.000%	NZD	2,580,000	1,843	03/13/2019	(21,832)
CRSU	(1)	2.000%	NZD	2,530,000	1,810	03/13/2019	(21,411)
CRSU	(1)	2.500%	NZD	640,000	(4,770)	03/10/2027	(34,522)
CRSU	(1)	2.500%	NZD	660,000	(978)	03/10/2027	(39,542)
CRSU	(1)	2.500%	NZD	650,000	(5,342)	03/10/2027	(34,564)
CRSU	2.000%	(1)	NZD	2,860,000	903	03/13/2019	21,256
CRSU	2.000%	(1)	NZD	2,840,000	(1,416)	03/13/2019	23,419
CRSU	2.000%	(1)	NZD	3,060,000	1,080	03/13/2019	22,628
CRSU	2.500%	(1)	NZD	560,000	(573)	03/10/2027	34,954
CRSU	2.500%	(1)	NZD	750,000	(770)	03/10/2027	46,815
CRSU	2.500%	(1)	NZD	790,000	22,981	03/10/2027	25,520
CRSU	2.500%	(1)	NZD	850,000	(2,664)	03/10/2027	54,849
CRSU	2.500%	(1)	NZD	850,000	(857)	03/10/2027	53,042
CRSU	2.500%	(1)	NZD	1,410,000	19,149	03/10/2027	67,416
CRSU	2.500%	(1)	NZD	450,000	11,163	03/10/2027	16,464
CRSU	2.500%	(1)	NZD	580,000	(595)	03/10/2027	36,203
CRSU	2.500%	(1)	NZD	680,000	11,837	03/10/2027	29,911
CRSU	3.500%	(1)	NZD	410,000	569	03/10/2027	606
CRSU	(7)	1.000%	SEK	370,000	888	03/17/2027	(1,512)
CRSU	(7)	1.000%	SEK	3,680,000	5,947	03/17/2027	(12,151)
CRSU	(7)	1.000%	SEK	3,500,000	10,879	03/17/2027	(16,779)
CRSU	(7)	1.000%	SEK	240,000	576	03/17/2027	(981)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR GLOBAL MACRO FUND

COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	CURRENCY	NOTIONAL AMOUNT	UPFRONT PREMIUM (RECEIVED) PAID	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Exchange Cleared (continued)
CRSU	(7)	1.000%	SEK	3,550,000	$5,696	03/17/2027	$(11,681)
CRSU	(7)	1.000%	SEK	3,690,000	7,472	03/17/2027	(13,693)
CRSU	(7)	1.000%	SEK	3,620,000	6,609	03/17/2027	(12,712)
CRSU	0.500%	(7)	SEK	16,880,000	7,250	03/20/2019	1,589
CRSU	0.500%	(7)	SEK	17,320,000	6,072	03/20/2019	2,997
CRSU	0.500%	(7)	SEK	17,030,000	6,550	03/20/2019	2,367
CRSU	0.500%	(7)	SEK	1,570,000	528	03/20/2019	294
CRSU	0.500%	(7)	SEK	85,730,000	28,338	03/20/2019	16,553
CRSU	0.500%	(7)	SEK	17,460,000	5,576	03/20/2019	3,567
CRSU	0.500%	(7)	SEK	1,040,000	350	03/20/2019	195
CRSU	0.500%	(7)	SEK	18,240,000	4,426	03/20/2019	5,125
CRSU	(8)	1.250%	USD	4,350,000	(9,993)	03/15/2019	(16,575)
CRSU	(8)	1.250%	USD	1,150,000	(5,203)	03/15/2019	(1,821)
CRSU	(8)	1.250%	USD	6,730,000	10,506	03/15/2019	(51,610)
CRSU	(8)	1.250%	USD	1,210,000	(4,639)	03/15/2019	(2,751)
CRSU	(8)	1.250%	USD	1,310,000	(5,157)	03/15/2019	(2,844)
CRSU	(8)	1.250%	USD	1,190,000	(3,913)	03/15/2019	(3,355)
CRSU	(8)	1.250%	USD	11,840,000	(27,200)	03/15/2019	(45,113)
CRSU	(8)	1.250%	USD	2,040,000	8,864	03/15/2019	(21,323)
CRSU	(8)	1.250%	USD	3,230,000	10,338	03/15/2019	(30,065)
CRSU	(8)	1.250%	USD	1,900,000	(6,247)	03/15/2019	(5,357)
CRSU	(8)	1.250%	USD	1,150,000	(5,203)	03/15/2019	(1,821)
CITG	(8)	1.500%	USD	7,300,000	76,159	03/15/2021	(190,987)
CRSU	(8)	1.500%	USD	960,000	—	03/15/2027	(76,239)
CRSU	(8)	1.750%	USD	540,000	1,383	03/15/2027	(31,986)
CRSU	(8)	1.750%	USD	440,000	6,225	03/15/2027	(31,161)
CRSU	(8)	1.750%	USD	880,000	5,886	03/15/2027	(55,758)
CRSU	(8)	1.750%	USD	250,000	(2,529)	03/15/2027	(11,639)
CRSU	(8)	1.750%	USD	430,000	11,066	03/15/2027	(35,435)
CRSU	(8)	1.750%	USD	460,000	5,700	03/15/2027	(31,769)
CRSU	(8)	1.750%	USD	560,000	6,976	03/15/2027	(38,713)
CRSU	1.000%	(8)	USD	4,550,000	7,016	03/15/2019	43,182
CRSU	1.000%	(8)	USD	4,540,000	—	03/15/2019	50,088
CRSU	1.000%	(8)	USD	3,700,000	5,705	03/15/2019	35,115
CRSU	1.250%	(8)	USD	2,050,000	(4,957)	03/15/2019	17,477
CRSU	1.250%	(8)	USD	2,050,000	(7,006)	03/15/2019	19,526
CRSU	1.250%	(8)	USD	2,030,000	(8,059)	03/15/2019	20,457
CRSU	1.250%	(8)	USD	2,050,000	(4,957)	03/15/2019	17,477
CRSU	1.250%	(8)	USD	2,530,000	(8,094)	03/15/2019	23,546
CRSU	1.250%	(8)	USD	2,060,000	(5,689)	03/15/2019	18,271
CRSU	1.250%	(8)	USD	2,990,000	(7,728)	03/15/2019	25,990
CRSU	1.250%	(8)	USD	4,130,000	(6,794)	03/15/2019	32,018
CRSU	1.250%	(8)	USD	1,170,000	5,417	03/15/2019	1,729
CITG	1.500%	(8)	USD	3,650,000	(40,854)	03/15/2021	98,268
CITG	1.500%	(8)	USD	3,650,000	(42,137)	03/15/2021	99,551
CRSU	1.750%	(8)	USD	1,110,000	38,886	03/15/2027	24,020
CRSU	1.750%	(8)	USD	1,450,000	(11,944)	03/15/2027	94,119
CRSU	1.750%	(8)	USD	260,000	11,582	03/15/2027	3,153
CRSU	1.750%	(8)	USD	260,000	12,020	03/15/2027	2,715

					$407,184		$(341,137)

(1)	3 Month Australian Bank-Bill Reference Rate
(2)	6 Month Australian Bank-Bill Reference Rate

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR GLOBAL MACRO FUND

(3)	3 Month Canadian Bankers’ Acceptance Rate
(4)	6 Month London Interbank Offered Rate
(5)	6 Month Euro Interbank Offered Rate
(6)	6 Month Norwegian Interbank Offered Rate
(7)	3 Month Stockholm Interbank Offered Rate
(8)	3 Month London Interbank Offered Rate

Total return swap contracts outstanding as of December 31, 2016:

Over the Counter

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
BANA	Bovespa Index February Futures	02/2017	BRL	2,739,599	$3,679
CITI	Corn March Futures^	02/2017	USD	34,975	225
MACQ	Corn March Futures^	02/2017	USD	142,073	(1,273)
BANA	H-SHARES Index January Futures	01/2017	HKD	457,412	1,545
GSIN	H-SHARES Index January Futures	01/2017	HKD	3,683,571	9,236
BANA	KOSPI Index 200 March Futures	03/2017	KRW	1,871,186,250	67,677
BANA	MSCI Taiwan Stock Index January Futures	01/2017	USD	67,825	935
BANA	NSE Nifty 50 Index January Futures	01/2017	INR	(11,411,064)	(3,763)
GSIN	SGX S&P CNX Nifty Index January Futures	01/2017	USD	(320,347)	(7,033)
SOCG	Soybean Meal March Futures^	02/2017	USD	(32,081)	421
MACQ	Soybean Meal March Futures^	02/2017	USD	(32,005)	344
BANA	Swiss Market Index March Futures	03/2017	CHF	(2,321,406)	(47,476)
BANA	Taiwan Stock Exchange January Futures	01/2017	TWD	3,703,406	43
BANA	Tel Aviv 25 Index January Futures	01/2017	ILS	(1,461,322)	(2,463)
CITI	Wheat March Futures^	02/2017	USD	(106,325)	4,325
BANA	WIG20 Index March Futures	03/2017	PLN	(796,895)	(4,659)

					$21,763

^	Represents positions held in the respective Subsidiary (See Note 2).

Open futures contracts outstanding at December 31, 2016:

Exchange Traded

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts:
10	MSCL	Corn Futures^	03/2017	$179,356	$176,000	$(3,356)
2	MSCL	Gasoline RBOB Futures^	01/2017	129,637	140,355	10,718
2	MSCL	Gold 100 OZ Futures^	02/2017	243,152	230,340	(12,812)
1	MSCL	Heating Oil ULSD Futures^	01/2017	71,072	72,584	1,512
1	JPPC	LME Aluminum Futures^	01/2017	41,916	42,525	609
3	JPPC	LME Aluminum Futures^	02/2017	133,042	126,804	(6,238)
2	JPPC	LME Aluminum Futures^	02/2017	85,587	84,500	(1,087)
2	JPPC	LME Aluminum Futures^	02/2017	87,005	84,598	(2,407)
13	JPPC	LME Aluminum Futures^	03/2017	560,932	550,144	(10,788)
1	JPPC	LME Aluminum Futures^	03/2017	42,865	42,316	(549)
1	JPPC	LME Aluminum Futures^	03/2017	43,102	42,317	(785)
3	JPPC	LME Aluminum Futures^	03/2017	129,007	126,969	(2,038)
2	JPPC	LME Copper Futures^	01/2017	233,094	276,237	43,143
1	JPPC	LME Copper Futures^	02/2017	135,109	138,288	3,179
1	JPPC	LME Copper Futures^	02/2017	147,952	138,279	(9,673)
1	JPPC	LME Copper Futures^	02/2017	148,852	138,311	(10,541)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR GLOBAL MACRO FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts: (continued)
2	JPPC	LME Copper Futures^	03/2017	$289,105	$276,634	$(12,471)
4	JPPC	LME Copper Futures^	03/2017	583,055	553,475	(29,580)
1	JPPC	LME Nickel Futures^	03/2017	67,502	60,012	(7,490)
3	JPPC	LME Nickel Futures^	03/2017	204,956	180,198	(24,758)
2	JPPC	LME Zinc Futures^	03/2017	136,940	128,700	(8,240)
1	JPPC	LME Zinc Futures^	03/2017	64,090	64,393	303
14	MSCL	Natural Gas Futures^	01/2017	501,038	521,360	20,322
2	MSCL	Silver Futures^	03/2017	168,493	159,890	(8,603)
4	MSCL	Soybean Futures^	03/2017	210,836	200,800	(10,036)
8	MSCL	WTI Crude Futures^	01/2017	417,053	429,760	12,707
9	BARC	DAX Index Futures	03/2017	2,667,728	2,715,442	47,714
92	BARC	Euro Stoxx 50 Index Futures	03/2017	3,118,660	3,173,572	54,912
75	BARC	FTSE 100 Index Futures	03/2017	6,361,714	6,516,315	154,601
3	BARC	H-SHARES Index Futures	01/2017	177,999	181,598	3,599
7	BARC	MSCI Taiwan Stock Index Futures	01/2017	239,211	240,660	1,449
3	BARC	SET50 Index Futures	03/2017	15,853	16,108	255
30	BARC	TOPIX Index Futures	03/2017	3,869,878	3,896,471	26,593
26	GSCO	Euro-Bund Futures	03/2017	4,442,337	4,492,605	50,268
59	MSCL	U.S. Treasury 10-Year Note Futures	03/2017	7,340,654	7,332,593	(8,061)
17	MSCL	U.S. Treasury 5-Year Note Futures	03/2017	2,004,834	2,000,289	(4,545)

				35,293,616	35,551,442	257,826

Short Contracts:
2	GSCO	Brent Crude Futures^	01/2017	$(111,496)	$(113,640)	$(2,144)
1	JPPC	LME Aluminum Futures^	01/2017	(41,960)	(42,525)	(565)
3	JPPC	LME Aluminum Futures^	02/2017	(132,826)	(126,804)	6,022
2	JPPC	LME Aluminum Futures^	02/2017	(85,430)	(84,500)	930
2	JPPC	LME Aluminum Futures^	02/2017	(87,172)	(84,597)	2,575
7	JPPC	LME Aluminum Futures^	03/2017	(301,983)	(296,231)	5,752
1	JPPC	LME Aluminum Futures^	03/2017	(42,837)	(42,316)	521
1	JPPC	LME Aluminum Futures^	03/2017	(43,055)	(42,317)	738
3	JPPC	LME Aluminum Futures^	03/2017	(128,395)	(126,969)	1,426
2	JPPC	LME Copper Futures^	01/2017	(233,470)	(276,237)	(42,767)
1	JPPC	LME Copper Futures^	02/2017	(134,463)	(138,288)	(3,825)
1	JPPC	LME Copper Futures^	02/2017	(144,603)	(138,280)	6,323
1	JPPC	LME Copper Futures^	02/2017	(148,426)	(138,312)	10,114
2	JPPC	LME Copper Futures^	03/2017	(289,438)	(276,634)	12,804
3	JPPC	LME Copper Futures^	03/2017	(438,039)	(415,106)	22,933
1	JPPC	LME Nickel Futures^	03/2017	(67,314)	(60,012)	7,302
1	JPPC	LME Nickel Futures^	03/2017	(67,531)	(60,066)	7,465
1	JPPC	LME Zinc Futures^	03/2017	(64,097)	(64,350)	(253)
1	JPPC	LME Zinc Futures^	03/2017	(64,344)	(64,393)	(49)
3	MSCL	Soybean Meal Futures^	03/2017	(97,583)	(94,980)	2,603
14	MSCL	Soybean Oil Futures^	03/2017	(320,006)	(291,144)	28,862
7	BARC	Amsterdam Index Futures	01/2017	(696,917)	(711,949)	(15,032)
102	BARC	BIST 30 Futures	02/2017	(275,242)	(278,433)	(3,191)
12	BARC	CAC40 Index Futures	01/2017	(603,750)	(614,285)	(10,535)
14	BARC	FTSE Bursa Malaysia KLCI Index Futures	01/2017	(253,371)	(255,205)	(1,834)
31	BARC	FTSE/JSE Top 40 Index Futures	03/2017	(1,012,799)	(1,000,081)	12,718
10	BARC	FTSE/MIB Index Futures	03/2017	(982,478)	(1,010,807)	(28,329)
5	BARC	Hang Seng Index Futures	01/2017	(695,232)	(708,041)	(12,809)
11	BARC	IBEX 35 Index Futures	01/2017	(1,066,373)	(1,078,412)	(12,039)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR GLOBAL MACRO FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts: (continued)
5	JPMS	Mexican Stock Exchange Price and Quotation Index Futures	03/2017	$ (112,756)	$ (110,432)	$ 2,324
31	BARC	MSCI Singapore Index Futures	01/2017	(686,263)	(684,584)	1,679
4	BARC	OMXS30 Index Futures	01/2017	(67,743)	(66,691)	1,052
58	BARC	S&P 500 E-Mini Futures	03/2017	(6,529,826)	(6,484,980)	44,846
5	BARC	S&P/Toronto Stock Exchange 60 Index Futures	03/2017	(667,787)	(668,007)	(220)
36	BARC	SGX S&P CNX Nifty Index Futures	01/2017	(576,984)	(589,284)	(12,300)
37	BARC	SPI 200 Index Futures	03/2017	(3,692,529)	(3,758,840)	(66,311)
54	GSCO	10-Year Japanese Government Bond Futures	03/2017	(6,937,392)	(6,943,418)	(6,026)
1	GSCO	10-Year Japanese Government Bond Futures	03/2017	(1,284,118)	(1,285,476)	(1,358)
14	JPMS	Australia 10-Year Bond Futures	03/2017	(1,284,889)	(1,290,595)	(5,706)
35	GSCO	Canadian 10-Year Bond Futures	03/2017	(3,617,200)	(3,585,111)	32,089
5	GSCO	Euro-OAT Futures	03/2017	(790,515)	(799,067)	(8,552)
70	GSCO	Long Gilt Futures	03/2017	(10,640,247)	(10,855,102)	(214,855)
4	MSCL	U.S. Treasury Long Bond Futures	03/2017	(598,617)	(602,625)	(4,008)

				(46,117,496)	(46,359,126)	(241,630)

				$(10,823,880)	$(10,807,684)	$16,196

^	Represents positions held in the respective Subsidiary (See Note 2).

Forward foreign currency exchange contracts outstanding as of December 31, 2016:

Over the Counter

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 03/15/17	CITI	AUD	156,800	$116,509	$112,961	$(3,548)
Australian Dollar, Expiring 03/15/17	JPMC	AUD	235,200	174,764	169,440	(5,324)
Brazilian Real, Expiring 03/15/17*	CITI	BRL	2,098,976	596,804	632,436	35,632
Brazilian Real, Expiring 03/15/17*	JPMC	BRL	3,028,462	861,081	912,498	51,417
Canadian Dollar, Expiring 03/15/17	CITI	CAD	3,418,000	2,562,960	2,547,822	(15,138)
Canadian Dollar, Expiring 03/15/17	JPMC	CAD	5,127,000	3,844,550	3,821,733	(22,817)
Swiss Franc, Expiring 03/15/17	CITI	CHF	40,000	39,565	39,455	(110)
Swiss Franc, Expiring 03/15/17	JPMC	CHF	60,000	59,347	59,183	(164)
Chilean Peso, Expiring 03/15/17*	CITI	CLP	194,400,000	286,806	288,804	1,998
Chilean Peso, Expiring 03/15/17*	JPMC	CLP	291,600,000	430,209	433,206	2,997
Chinese Renminbi, Expiring 03/15/17*	CITI	CNY	1,372,400	194,471	193,105	(1,366)
Chinese Renminbi, Expiring 03/15/17*	JPMC	CNY	651,600	92,213	91,684	(529)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR GLOBAL MACRO FUND

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
Colombian Peso, Expiring 03/15/17*	CITI	COP	369,200,000	$ 119,728	$ 121,485	$ 1,757
Colombian Peso, Expiring 03/15/17*	JPMC	COP	358,800,000	115,357	118,063	2,706
Czech Republic Koruna, Expiring 03/15/17	CITI	CZK	5,120,000	198,939	200,166	1,227
Czech Republic Koruna, Expiring 03/15/17	JPMC	CZK	3,180,000	123,301	124,322	1,021
Euro, Expiring 03/15/17	CITI	EUR	1,031,400	1,082,031	1,089,529	7,498
Euro, Expiring 03/15/17	JPMC	EUR	945,600	995,099	998,895	3,796
British Pound, Expiring 03/15/17	CITI	GBP	1,119,200	1,405,412	1,381,711	(23,701)
British Pound, Expiring 03/15/17	JPMC	GBP	1,678,800	2,108,072	2,072,568	(35,504)
Hong Kong Dollar, Expiring 03/15/17	CITI	HKD	3,345,800	431,710	431,587	(123)
Hong Kong Dollar, Expiring 03/15/17	JPMC	HKD	4,585,200	591,680	591,461	(219)
Hungarian Forint, Expiring 03/16/17	CITI	HUF	42,596,800	145,801	145,260	(541)
Hungarian Forint, Expiring 03/16/17	JPMC	HUF	63,895,200	218,700	217,891	(809)
Indonesian Rupiah, Expiring 03/15/17*	CITI	IDR	3,424,000,000	250,245	251,503	1,258
Indonesian Rupiah, Expiring 03/15/17*	JPMC	IDR	5,136,000,000	375,370	377,254	1,884
Israeli Shekel, Expiring 03/15/17	CITI	ILS	694,000	181,069	180,517	(552)
Israeli Shekel, Expiring 03/15/17	JPMC	ILS	396,000	103,785	103,004	(781)
Japanese Yen, Expiring 03/15/17	CITI	JPY	338,277,200	2,967,088	2,904,468	(62,620)
Japanese Yen, Expiring 03/15/17	JPMC	JPY	507,415,800	4,450,743	4,356,701	(94,042)
Korean Won, Expiring 03/15/17*	CITI	KRW	135,723,600	116,219	112,383	(3,836)
Korean Won, Expiring 03/15/17*	JPMC	KRW	203,585,400	174,331	168,576	(5,755)
Mexican Peso, Expiring 03/15/17	CITI	MXN	5,578,800	269,771	266,605	(3,166)
Mexican Peso, Expiring 03/15/17	JPMC	MXN	8,368,200	404,665	399,906	(4,759)
Norwegian Krone, Expiring 03/15/17	CITI	NOK	10,194,200	1,209,844	1,181,069	(28,775)
Norwegian Krone, Expiring 03/15/17	JPMC	NOK	10,864,800	1,291,635	1,258,761	(32,874)
New Zealand Dollar, Expiring 03/15/17	CITI	NZD	2,728,200	1,939,924	1,891,299	(48,625)
New Zealand Dollar, Expiring 03/15/17	JPMC	NZD	3,850,800	2,735,859	2,669,529	(66,330)
Philippine Peso, Expiring 03/15/17*	CITI	PHP	2,680,000	53,296	53,779	483

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR GLOBAL MACRO FUND

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
Philippine Peso, Expiring 03/15/17*	JPMC	PHP	2,820,000	$ 56,086	$ 56,588	$ 502
Poland Zloty, Expiring 03/15/17	CITI	PLN	218,800	51,777	52,222	445
Poland Zloty, Expiring 03/15/17	JPMC	PLN	328,200	77,663	78,334	671
Russian Ruble, Expiring 03/15/17*	CITI	RUB	50,300,000	773,785	808,041	34,256
Russian Ruble, Expiring 03/15/17*	JPMC	RUB	37,800,000	579,316	607,236	27,920
Singapore Dollar, Expiring 03/15/17	CITI	SGD	270,400	189,963	186,653	(3,310)
Singapore Dollar, Expiring 03/15/17	JPMC	SGD	393,600	276,275	271,697	(4,578)
Turkish Lira, Expiring 03/15/17	CITI	TRY	886,800	248,362	247,698	(664)
Turkish Lira, Expiring 03/15/17	JPMC	TRY	1,330,200	372,501	371,547	(954)
New Taiwan Dollar, Expiring 03/15/17*	CITI	TWD	320,000	10,027	9,960	(67)
New Taiwan Dollar, Expiring 03/15/17*	JPMC	TWD	480,000	15,041	14,941	(100)
South African Rand, Expiring 03/15/17	CITI	ZAR	2,614,600	185,778	187,878	2,100
South African Rand, Expiring 03/15/17	JPMC	ZAR	3,665,400	260,291	263,384	3,093

				$36,415,818	$36,126,798	$(289,020)

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 03/15/17	CITI	AUD	(781,600)	$(578,253)	$(563,074)	$15,179
Australian Dollar, Expiring 03/15/17	JPMC	AUD	(1,172,400)	(867,372)	(844,610)	22,762
Brazilian Real, Expiring 03/15/17*	CITI	BRL	(276,400)	(80,576)	(83,280)	(2,704)
Brazilian Real, Expiring 03/15/17*	JPMC	BRL	(414,600)	(120,864)	(124,923)	(4,059)
Canadian Dollar, Expiring 03/15/17	CITI	CAD	(2,367,200)	(1,776,723)	(1,764,541)	12,182
Canadian Dollar, Expiring 03/15/17	JPMC	CAD	(3,550,800)	(2,665,091)	(2,646,813)	18,278
Swiss Franc, Expiring 03/15/17	CITI	CHF	(1,980,000)	(1,950,015)	(1,953,035)	(3,020)
Swiss Franc, Expiring 03/15/17	JPMC	CHF	(1,647,000)	(1,626,632)	(1,624,570)	2,062
Chilean Peso, Expiring 03/15/17*	CITI	CLP	(99,600,000)	(147,038)	(147,968)	(930)
Chilean Peso, Expiring 03/15/17*	JPMC	CLP	(149,400,000)	(220,556)	(221,950)	(1,394)
Chinese Renminbi, Expiring 03/15/17*	CITI	CNY	(3,005,400)	(430,676)	(422,881)	7,795
Chinese Renminbi, Expiring 03/15/17*	JPMC	CNY	(4,071,600)	(584,174)	(572,903)	11,271

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR GLOBAL MACRO FUND

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
Colombian Peso, Expiring 03/15/17*	CITI	COP	(672,000,000)	$ (214,670)	$ (221,120)	$ (6,450)
Colombian Peso, Expiring 03/15/17*	JPMC	COP	(1,008,000,000)	(322,004)	(331,680)	(9,676)
Czech Republic Koruna, Expiring 03/15/17	CITI	CZK	(8,060,000)	(319,074)	(315,105)	3,969
Czech Republic Koruna, Expiring 03/15/17	JPMC	CZK	(3,540,000)	(139,937)	(138,396)	1,541
Euro, Expiring 03/15/17	CITI	EUR	(3,149,200)	(3,371,029)	(3,326,692)	44,337
Euro, Expiring 03/15/17	JPMC	EUR	(4,723,800)	(5,056,405)	(4,990,033)	66,372
British Pound, Expiring 03/15/17	CITI	GBP	(456,800)	(573,547)	(563,944)	9,603
British Pound, Expiring 03/15/17	JPMC	GBP	(685,200)	(860,336)	(845,914)	14,422
Hong Kong Dollar, Expiring 03/15/17	CITI	HKD	(1,690,800)	(217,950)	(218,104)	(154)
Hong Kong Dollar, Expiring 03/15/17	JPMC	HKD	(739,200)	(95,343)	(95,352)	(9)
Hungarian Forint, Expiring 03/16/17	CITI	HUF	(81,592,400)	(277,371)	(278,242)	(871)
Hungarian Forint, Expiring 03/16/17	JPMC	HUF	(122,388,600)	(416,034)	(417,363)	(1,329)
Indonesian Rupiah, Expiring 03/15/17*	CITI	IDR	(580,000,000)	(41,813)	(42,603)	(790)
Indonesian Rupiah, Expiring 03/15/17*	JPMC	IDR	(840,000,000)	(60,562)	(61,701)	(1,139)
Israeli Shekel, Expiring 03/15/17	CITI	ILS	(616,000)	(162,156)	(160,229)	1,927
Israeli Shekel, Expiring 03/15/17	JPMC	ILS	(924,000)	(243,236)	(240,344)	2,892
Indian Rupee, Expiring 03/15/17*	CITI	INR	(11,274,800)	(163,869)	(164,822)	(953)
Indian Rupee, Expiring 03/15/17*	JPMC	INR	(12,712,200)	(184,110)	(185,833)	(1,723)
Japanese Yen, Expiring 03/15/17	CITI	JPY	(108,044,000)	(947,293)	(927,672)	19,621
Japanese Yen, Expiring 03/15/17	JPMC	JPY	(162,066,000)	(1,420,960)	(1,391,508)	29,452
Korean Won, Expiring 03/15/17*	CITI	KRW	(275,855,600)	(233,099)	(228,417)	4,682
Korean Won, Expiring 03/15/17*	JPMC	KRW	(296,228,400)	(248,914)	(245,286)	3,628
Mexican Peso, Expiring 03/15/17	CITI	MXN	(4,100,780)	(196,102)	(195,971)	131
Mexican Peso, Expiring 03/15/17	JPMC	MXN	(4,190,670)	(199,313)	(200,267)	(954)
New Zealand Dollar, Expiring 03/15/17	CITI	NZD	(285,200)	(196,302)	(197,712)	(1,410)
New Zealand Dollar, Expiring 03/15/17	JPMC	NZD	(427,800)	(294,453)	(296,568)	(2,115)
Philippine Peso, Expiring 03/15/17*	CITI	PHP	(13,520,000)	(268,665)	(271,304)	(2,639)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR GLOBAL MACRO FUND

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
Philippine Peso, Expiring 03/15/17*	JPMC	PHP	(20,280,000)	$ (402,994)	$ (406,956)	$ (3,962)
Poland Zloty, Expiring 03/15/17	CITI	PLN	(714,400)	(170,077)	(170,509)	(432)
Poland Zloty, Expiring 03/15/17	JPMC	PLN	(1,071,600)	(255,120)	(255,764)	(644)
Russian Ruble, Expiring 03/15/17*	CITI	RUB	(12,540,000)	(200,101)	(201,447)	(1,346)
Russian Ruble, Expiring 03/15/17*	JPMC	RUB	(4,560,000)	(73,383)	(73,254)	129
Swedish Krona, Expiring 03/15/17	CITI	SEK	(17,058,400)	(1,869,157)	(1,880,162)	(11,005)
Swedish Krona, Expiring 03/15/17	JPMC	SEK	(25,587,600)	(2,803,608)	(2,820,241)	(16,633)
Singapore Dollar, Expiring 03/15/17	CITI	SGD	(959,600)	(673,714)	(662,398)	11,316
Singapore Dollar, Expiring 03/15/17	JPMC	SGD	(1,439,400)	(1,010,571)	(993,599)	16,972
Turkish Lira, Expiring 03/15/17	CITI	TRY	(1,628,800)	(462,003)	(454,949)	7,054
Turkish Lira, Expiring 03/15/17	JPMC	TRY	(2,443,200)	(693,000)	(682,425)	10,575
New Taiwan Dollar, Expiring 03/15/17*	CITI	TWD	(1,800,000)	(55,778)	(56,029)	(251)
New Taiwan Dollar, Expiring 03/15/17*	JPMC	TWD	(2,700,000)	(83,667)	(84,044)	(377)
South African Rand, Expiring 03/15/17	CITI	ZAR	(236,000)	(16,486)	(16,958)	(472)
South African Rand, Expiring 03/15/17	JPMC	ZAR	(354,000)	(24,730)	(25,437)	(707)

				(36,566,906)	(36,306,902)	260,004

				$(151,088)	$(180,104)	$(29,016)

*	Non-deliverable forward (See Note 4).

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

CHF - Swiss Franc

CLP - Chilean Peso

CNY - Chinese Renminbi

COP - Colombian Peso

CZK - Czech Republic Koruna

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

HUF - Hungarian Forint

IDR - Indonesian Rupiah

ILS - Israeli Shekel

INR - Indian Rupee

JPY - Japanese Yen

KRW - Korean Won

MXN - Mexican Peso

NOK - Norwegian Krone

NZD - New Zealand Dollar

PHP - Philippine Peso

PLN - Poland Zloty

RUB - Russian Ruble

SEK - Swedish Krona

SGD - Singapore Dollar

TRY - Turkish Lira

TWD - New Taiwan Dollar

USD - United States Dollar

ZAR - South African Rand

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR GLOBAL MACRO FUND

Collateral pledged to, or (received from), each counterparty at December 31, 2016 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ CENTRALLY CLEARED	TOTAL
BARC
Cash	$—	$1,915,592	$1,915,592

CITG
Cash	—	24,219	24,219
Investment Companies	—	170,505	170,505

CRSU
Cash	—	791,399	791,399

GSCO
Cash	—	494,360	494,360

GSIN
Investment Companies	110,037	—	110,037

JPMC
Cash	440,000	—	440,000

JPMS
Cash	—	38,271	38,271

MSCL
Cash	—	126,547	126,547

Collateral pledged to, or (received from), each counterparty for the Subsidiary (See Note 2) at December 31, 2016 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ CENTRALLY CLEARED	TOTAL
CITI
Investment Companies	$60,079	$—	$60,079

GSCO
Cash	—	10,866	10,866

JPPC
Cash	—	99,888	99,888

MSCL
Cash	—	84,521	84,521

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR LONG-SHORT EQUITY FUND

INVESTMENTS	SHARES	VALUE
LONG POSITIONS - 118.1%
COMMON STOCKS - 28.1%

Belgium - 0.8%
Ageas (a)	161,164	$6,370,296
bpost SA (a)	125,533	2,967,677
Colruyt SA (a)	10,364	512,240
Galapagos NV *(a)	15,464	990,394
KBC Group NV (a)	37,960	2,345,465
Proximus SADP (a)	21,003	603,769
Solvay SA (a)	25,897	3,027,530
Umicore SA (a)	64,719	3,681,956

		20,499,327

Canada - 3.5%
Agnico Eagle Mines Ltd. (1)(a)	41,574	1,747,926
Air Canada (1)*(a)	430,288	4,380,916
Alimentation Couche-Tard, Inc., Class B (1)(a)	101,775	4,614,801
Atco Ltd., Class I (1)(a)	36,427	1,211,656
Bank of Montreal (1)(a)	68,124	4,899,814
Bank of Nova Scotia (The) (1)(a)	34,744	1,934,578
Barrick Gold Corp. (1)(a)	227,066	3,634,341
CAE, Inc. (1)(a)	44,782	626,378
Canadian Imperial Bank of Commerce (1)(a)	42,922	3,502,428
Canadian Natural Resources Ltd. (1)(a)	41,552	1,324,254
Canadian Pacific Railway Ltd. (1)(a)	5,139	733,197
Canadian Tire Corp. Ltd., Class A (1)(a)	34,425	3,570,826
CCL Industries, Inc., Class B (1)(a)	10,860	2,133,742
CGI Group, Inc., Class A (1)*(a)	31,749	1,523,782
Constellation Software, Inc. (1)(a)	2,083	946,546
Dollarama, Inc. (1)(a)	51,698	3,788,068
Empire Co. Ltd., Class A (1)(a)	44,804	524,574
Enerplus Corp. (1)(a)	38,454	364,878
First Quantum Minerals Ltd. (1)(a)	248,118	2,467,043
George Weston Ltd. (1)(a)	28,182	2,384,235
Industrial Alliance Insurance & Financial Services, Inc. (1)(a)	40,124	1,595,517
Kinross Gold Corp. (1)*(a)	983,929	3,070,541
Linamar Corp. (1)(a)	45,990	1,976,065
Lundin Mining Corp. (1)*(a)	218,549	1,041,756
Magna International, Inc. (1)(a)	48,906	2,123,576
Metro, Inc. (1)(a)	103,920	3,108,351
National Bank of Canada (1)(a)	13,614	552,915
Open Text Corp. (1)(a)	36,870	2,277,034
Peyto Exploration & Development Corp. (1)(a)	25,571	632,490
Quebecor, Inc., Class B (1)(a)	20,484	569,369
Saputo, Inc. (1)(a)	151,049	5,344,906
Seven Generations Energy Ltd., Class A (1)*(a)	79,945	1,864,282
Teck Resources Ltd., Class B (1)(a)	362,932	7,263,235
Toronto-Dominion Bank (The) (1)(a)	28,867	1,423,731
Tourmaline Oil Corp. (1)*(a)	45,417	1,214,706
TransCanada Corp. (1)(a)	74,261	3,348,424
Yamana Gold, Inc. (1)(a)	561,453	1,576,493

		85,297,374

INVESTMENTS	SHARES	VALUE
China - 0.1%
Yangzijiang Shipbuilding Holdings Ltd.	5,842,100	$3,275,719

Denmark - 1.3%
Carlsberg A/S, Class B (a)	13,570	1,168,773
Danske Bank A/S	12,655	382,861
Genmab A/S *(a)	14,151	2,344,149
GN Store Nord A/S (a)	60,017	1,241,171
H Lundbeck A/S *(a)	38,291	1,554,654
ISS A/S (a)	119,409	4,024,432
TDC A/S *(a)	871,823	4,469,288
Vestas Wind Systems A/S (a)	223,064	14,446,647

		29,631,975

Finland - 1.4%
Amer Sports OYJ (a)	16,139	428,271
Cargotec OYJ, Class B (a)	73,219	3,296,468
Elisa OYJ (a)	21,617	701,720
Fortum OYJ (a)	33,804	516,734
Huhtamaki OYJ (a)	67,793	2,512,460
Kesko OYJ, Class B (a)	81,177	4,051,194
Kone OYJ, Class B (a)	22,422	1,001,895
Metso OYJ (a)	30,444	866,099
Neste OYJ (a)	263,183	10,071,367
Nokian Renkaat OYJ (a)	48,440	1,800,896
Orion OYJ, Class B (a)	67,870	3,015,589
Outokumpu OYJ *	93,332	831,060
Stora Enso OYJ, Class R (a)	153,365	1,640,544
UPM-Kymmene OYJ (a)	323,817	7,919,126

		38,653,423

Germany - 5.5%
adidas AG (a)	58,639	9,248,432
Allianz SE (a)	47,143	7,780,379
Aurubis AG (a)	57,722	3,322,043
BASF SE (a)	18,747	1,737,405
Bayer AG (a)	5,053	526,439
Brenntag AG (a)	10,940	606,392
Continental AG (a)	9,775	1,883,219
Covestro AG (a)(b)	193,692	13,257,762
Deutsche Post AG (a)	166,274	5,452,961
Evonik Industries AG (a)	176,351	5,256,814
Freenet AG (a)	63,151	1,774,833
Hannover Rueck SE (a)	18,488	1,997,210
HeidelbergCement AG (a)	84,774	7,890,763
Hella KGaA Hueck & Co. (a)	36,526	1,374,723
HOCHTIEF AG (a)	59,581	8,318,279
Infineon Technologies AG (a)	636,847	11,015,846
KION Group AG (a)	81,848	4,544,323
LANXESS AG (a)	38,279	2,506,632
Linde AG (a)	9,494	1,557,373
METRO AG (a)	104,878	3,485,843
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (a)	28,665	5,414,185
OSRAM Licht AG (a)	117,731	6,165,028
Rheinmetall AG (a)	89,535	6,008,761
Salzgitter AG (a)	64,247	2,254,148
Siemens AG (a)	69,258	8,479,944
Software AG (a)	119,974	4,348,271
STADA Arzneimittel AG (a)	137,585	7,107,892

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR LONG-SHORT EQUITY FUND

INVESTMENTS	SHARES	VALUE
Germany - 5.5% (continued)
Suedzucker AG (a)	153,173	$3,651,121
Talanx AG (a)	88,035	2,940,275
thyssenkrupp AG (a)	80,398	1,909,876
Uniper SE *	37,765	519,815
Wacker Chemie AG (a)	4,595	476,912

		142,813,899

Italy - 2.6%
A2A SpA (a)	4,850,141	6,263,863
Assicurazioni Generali SpA (a)	110,465	1,637,352
BPER Banca (a)	588,633	3,124,106
Brembo SpA (a)	11,974	724,370
Buzzi Unicem SpA (a)	55,143	1,304,786
Davide Campari-Milano SpA (a)	178,074	1,739,294
Enel SpA (a)	4,118,203	18,102,381
Ferrari NV	9,144	532,368
Hera SpA (a)	280,756	646,215
Intesa Sanpaolo SpA, RNC (a)	449,908	1,139,681
Italgas SpA *(a)	116,498	458,397
Leonardo-Finmeccanica SpA *(a)	427,168	5,982,603
Mediobanca SpA (a)	263,500	2,145,968
Moncler SpA (a)	140,775	2,446,181
Poste Italiane SpA (a)(b)	483,151	3,203,830
Prysmian SpA (a)	221,567	5,678,835
Recordati SpA (a)	85,151	2,412,577
Snam SpA (a)	1,493,844	6,143,956
Unipol Gruppo Finanziario SpA (a)	560,358	2,014,978

		65,701,741

Luxembourg - 0.1%
APERAM SA (a)	68,064	3,106,164

Malta - 0.0% (c)
Kindred Group plc, SDR	75,655	708,663

Netherlands - 2.1%
Aalberts Industries NV (a)	23,763	769,873
ABN AMRO Group NV, CVA (b)	17,303	383,119
Akzo Nobel NV (a)	30,862	1,928,468
ASM International NV (a)	50,376	2,258,495
ASML Holding NV (a)	10,957	1,227,956
Delta Lloyd NV (a)	370,845	2,072,728
Koninklijke Ahold Delhaize NV (a)	369,954	7,792,339
Koninklijke DSM NV (a)	134,442	8,056,740
Koninklijke Philips NV (a)	360,322	11,015,733
Koninklijke Vopak NV (a)	60,980	2,877,039
NN Group NV (a)	222,901	7,545,763
Randstad Holding NV (a)	38,083	2,062,863
Wolters Kluwer NV (a)	181,781	6,574,864

		54,565,980

Norway - 0.5%
Leroy Seafood Group ASA (a)	25,688	1,430,143
Marine Harvest ASA *(a)	198,661	3,591,890
Norsk Hydro ASA (a)	463,788	2,213,536
Orkla ASA (a)	250,158	2,263,613
Yara International ASA (a)	67,806	2,667,424

		12,166,606

INVESTMENTS	SHARES	VALUE
Singapore - 0.6%
ComfortDelGro Corp. Ltd.	835,000	$1,418,893
DBS Group Holdings Ltd.	76,600	913,902
Genting Singapore plc	5,878,600	3,658,834
Global Logistic Properties Ltd.	459,900	696,388
SATS Ltd.	735,400	2,460,487
Singapore Airlines Ltd.	172,600	1,149,843
StarHub Ltd.	435,600	843,255
United Overseas Bank Ltd.	106,400	1,494,803
Wilmar International Ltd.	528,700	1,306,131

		13,942,536

Spain - 2.6%
Acciona SA (a)	6,414	471,126
ACS Actividades de Construccion y Servicios SA (a)	117,087	3,694,982
Aena SA (a)(b)	21,682	2,953,979
Almirall SA (a)	27,245	422,647
Banco Bilbao Vizcaya Argentaria SA	57,432	387,030
Banco Santander SA (a)	702,165	3,652,852
Ebro Foods SA (a)	123,940	2,593,839
Enagas SA (a)	86,385	2,189,276
Endesa SA (a)	424,807	8,983,851
Gamesa Corp. Tecnologica SA (a)	314,877	6,366,083
Gas Natural SDG SA (a)	91,121	1,714,285
Iberdrola SA (a)	942,620	6,172,164
Mapfre SA	171,520	522,467
Mediaset Espana Comunicacion SA (a)	147,014	1,722,085
Melia Hotels International SA (a)	46,438	540,608
Prosegur Cia de Seguridad SA (a)	210,511	1,313,667
Repsol SA (a)	1,170,814	16,453,616
Tecnicas Reunidas SA (a)	58,201	2,380,255

		62,534,812

Sweden - 2.3%
Axfood AB (a)	80,284	1,260,701
BillerudKorsnas AB (a)	241,244	4,040,385
Boliden AB (a)	505,436	13,128,700
Electrolux AB, Series B (a)	262,276	6,494,224
Husqvarna AB, Class B (a)	353,447	2,742,431
NCC AB, Class B (a)	198,404	4,900,813
Nibe Industrier AB, Class B (a)	91,132	716,616
Saab AB, Class B (a)	86,316	3,219,067
Securitas AB, Class B (a)	234,704	3,681,531
Skanska AB, Class B (a)	229,338	5,399,623
SKF AB, Class B (a)	55,549	1,018,556
SSAB AB, Class A *(a)	952,415	3,597,113
Svenska Cellulosa AB SCA, Class B (a)	120,437	3,389,883
Swedish Match AB (a)	220,206	6,986,695

		60,576,338

Switzerland - 4.1%
ABB Ltd. *(a)	701,560	14,762,032
Actelion Ltd. *(a)	47,179	10,195,787
Adecco Group AG (a)	90,658	5,917,865
Clariant AG *(a)	190,458	3,282,603
Cohu, Inc. (a)	17,826	2,243,133
dormakaba Holding AG *(a)	609	452,111
EMS-Chemie Holding AG (a)	1,053	534,746
Flughafen Zuerich AG (a)	18,670	3,459,683

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR LONG-SHORT EQUITY FUND

INVESTMENTS	SHARES	VALUE
Switzerland - 4.1% (continued)
Geberit AG (a)	13,775	$5,514,914
Georg Fischer AG (a)	5,168	4,226,520
Lonza Group AG *(a)	8,558	1,479,072
Nestle SA (a)	9,804	702,335
Partners Group Holding AG (a)	7,932	3,713,270
Schindler Holding AG (a)	11,301	1,990,256
SGS SA (a)	543	1,103,248
Sika AG (a)	1,191	5,714,248
STMicroelectronics NV (a)	816,870	9,270,340
Straumann Holding AG (a)	7,505	2,924,409
Swiss Life Holding AG *(a)	9,566	2,702,194
Swiss Re AG (a)	93,717	8,866,839
Temenos Group AG *(a)	40,015	2,781,480
Zurich Insurance Group AG *(a)	50,149	13,781,939

		105,619,024

United Kingdom - 0.6%
Dialog Semiconductor plc *(a)	109,890	4,617,017
Fiat Chrysler Automobiles NV (a)	835,550	7,600,853
Subsea 7 SA *(a)	194,710	2,459,047

		14,676,917

TOTAL COMMON STOCKS (Cost $683,261,585)		713,770,498

PREFERRED STOCK - 0.3%

Germany - 0.3%
Henkel AG & Co. KGaA
(Cost $7,137,643) (a)	55,996	6,665,751

SHORT-TERM INVESTMENTS - 89.7%

INVESTMENT COMPANIES - 54.0%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Shares, 0.36% (d)	6,575,976	6,575,976
Dreyfus Treasury & Agency Cash Management, Class I, 0.39% (d)	26,303,905	26,303,905
J.P. Morgan U.S. Treasury Plus Money Market Fund - IM Shares, 0.41% (d)(e)	965,323,689	965,323,689
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 0.37% (d)(e)	340,231,846	340,231,846
UBS Money Series - UBS Select Treasury Preferred Fund, Class I, 0.39% (d)	32,879,881	32,879,881

TOTAL INVESTMENT COMPANIES (Cost $1,371,315,297)		1,371,315,297

	PRINCIPAL AMOUNT
U.S. TREASURY OBLIGATIONS - 35.7%
U.S. Treasury Bills
0.34%, 1/5/2017 (f)	$18,049,000	18,048,639
0.39%, 1/12/2017 (f)	13,929,300	13,927,907
0.43%, 1/19/2017 (f)	38,519,000	38,511,913
0.43%, 1/26/2017 (f)	8,593,000	8,590,688

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
U.S. TREASURY OBLIGATIONS - 35.7% (continued)
0.39%, 2/2/2017 (f)	$290,000	$289,898
0.44%, 2/9/2017 (f)	35,204,000	35,187,806
0.45%, 2/16/2017 (f)	30,644,000	30,627,514
0.45%, 2/23/2017 (f)	83,331,000	83,275,418
0.48%, 3/2/2017 (f)	15,538,000	15,525,880
0.47%, 3/9/2017 (f)	52,591,000	52,545,456
0.54%, 3/16/2017 (f)	24,032,000	24,007,968
0.50%, 3/23/2017 (f)	30,228,000	30,194,840
0.42%, 3/30/2017 (f)	42,338,000	42,287,533
0.49%, 4/6/2017 (f)	1,737,000	1,734,636
0.50%, 4/13/2017 (f)	13,735,000	13,714,356
0.47%, 4/20/2017 (f)	37,503,000	37,442,658
0.48%, 4/27/2017 (f)	79,603,000	79,464,968
0.50%, 5/4/2017 (f)	16,753,000	16,719,779
0.63%, 5/18/2017 (f)	54,524,000	54,400,121
0.61%, 5/25/2017 (f)	49,923,000	49,803,385
0.61%, 6/1/2017 (f)	41,440,000	41,333,002
0.62%, 6/8/2017 (f)	41,730,000	41,617,872
0.65%, 6/15/2017 (f)	96,376,000	96,110,870
0.65%, 6/22/2017 (f)	28,764,000	28,679,865
0.64%, 6/29/2017 (f)	52,859,000	52,699,842

TOTAL U.S. TREASURY OBLIGATIONS (Cost $906,731,707)		906,742,814

TOTAL SHORT-TERM INVESTMENTS (Cost $2,278,047,004)		2,278,058,111

TOTAL LONG POSITIONS (Cost $2,968,446,232)		2,998,494,360

SHORT POSITIONS - (25.7)%	SHARES
COMMON STOCKS - (25.1)%

Austria - (0.1)%
ams AG	(127,924)	(3,624,963)

Belgium - (0.8)%
Anheuser-Busch InBev SA/NV	(157,147)	(16,633,060)
Telenet Group Holding NV *	(52,433)	(2,906,187)
UCB SA	(16,265)	(1,040,650)

		(20,579,897)

Canada - (3.3)%
AltaGas Ltd. (1)	(109,747)	(2,770,955)
BlackBerry Ltd. (1)*	(435,170)	(2,994,802)
Bombardier, Inc., Class B (1)*	(926,482)	(1,490,486)
Cameco Corp. (1)	(230,266)	(2,407,876)
Canadian National Railway Co. (1)	(78,364)	(5,273,877)
Canadian Utilities Ltd., Class A (1)	(108,691)	(2,929,674)
Cenovus Energy, Inc. (1)	(260,586)	(3,939,892)
CI Financial Corp. (1)	(36,159)	(777,500)
DH Corp. (1)	(139,295)	(2,311,468)
Element Fleet Management Corp. (1)	(311,280)	(2,888,727)
Emera, Inc. (1)	(17,937)	(606,383)
Enbridge, Inc. (1)	(84,691)	(3,563,878)
Encana Corp. (1)	(43,215)	(507,257)
Fairfax Financial Holdings Ltd. (1)	(2,763)	(1,334,529)
Franco-Nevada Corp. (1)	(29,020)	(1,735,170)
Gildan Activewear, Inc. (1)	(230,155)	(5,843,656)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR LONG-SHORT EQUITY FUND

SHORT POSITIONS - (25.7)%	SHARES	VALUE
Canada - (3.3)% (continued)
Goldcorp, Inc. (1)	(122,982)	$(1,674,384)
Husky Energy, Inc. (1) *	(117,806)	(1,429,308)
Imperial Oil Ltd. (1)	(73,042)	(2,541,088)
Inter Pipeline Ltd. (1)	(38,113)	(841,373)
Keyera Corp. (1)	(66,648)	(2,008,400)
Manulife Financial Corp. (1)	(42,186)	(751,251)
Methanex Corp. (1)	(149,816)	(6,571,083)
Pembina Pipeline Corp. (1)	(47,197)	(1,474,983)
Potash Corp. of Saskatchewan, Inc. (1)	(392,298)	(7,097,098)
Power Financial Corp. (1)	(109,119)	(2,727,467)
PrairieSky Royalty Ltd. (1)	(114,653)	(2,727,455)
Restaurant Brands International, Inc. (1)	(30,035)	(1,430,558)
Rogers Communications, Inc., Class B (1)	(63,728)	(2,458,178)
Silver Wheaton Corp. (1)	(18,970)	(366,500)
Veresen, Inc. (1)	(82,224)	(802,857)
Waste Connections, Inc. (1)	(8,709)	(683,280)
West Fraser Timber Co. Ltd. (1)	(18,334)	(655,581)
Whitecap Resources, Inc. (1)	(233,059)	(2,110,749)
WSP Global, Inc. (1)	(57,753)	(1,922,304)

		(81,650,027)

Denmark - (0.8)%
AP Moller - Maersk A/S, Class B	(1,889)	(3,010,998)
Chr Hansen Holding A/S	(43,616)	(2,412,199)
Coloplast A/S, Class B	(78,476)	(5,286,034)
DSV A/S	(16,384)	(727,618)
Jyske Bank A/S	(17,136)	(814,869)
Novo Nordisk A/S, Class B	(98,565)	(3,535,742)
Novozymes A/S, Class B	(164,708)	(5,667,918)
Tryg A/S	(101,133)	(1,826,313)

		(23,281,691)

Finland - (0.9)%
Nokia OYJ	(2,710,265)	(12,998,872)
Sampo OYJ, Class A	(118,668)	(5,304,773)
Wartsila OYJ Abp	(79,111)	(3,547,048)

		(21,850,693)

Germany - (4.1)%
Axel Springer SE	(51,953)	(2,519,139)
Bayerische Motoren Werke AG	(78,653)	(7,325,428)
Beiersdorf AG	(11,569)	(979,985)
Bilfinger SE *	(50,449)	(1,942,412)
Commerzbank AG	(1,147,089)	(8,733,702)
Daimler AG	(94,255)	(6,995,190)
Deutsche Bank AG *	(477,215)	(8,656,367)
Deutsche Lufthansa AG	(252,219)	(3,251,287)
Duerr AG	(6,555)	(525,590)
E.ON SE	(1,558,457)	(10,963,656)
Fielmann AG	(28,601)	(1,887,446)
Fresenius Medical Care AG & Co. KGaA	(20,909)	(1,767,247)
GEA Group AG	(33,083)	(1,327,635)
HUGO BOSS AG	(41,882)	(2,556,856)
K+S AG	(145,224)	(3,459,388)
Krones AG	(10,973)	(1,002,201)
MAN SE	(6,095)	(604,968)

SHORT POSITIONS - (25.7)%	SHARES	VALUE
Germany - (4.1)% (continued)
Merck KGaA	(54,691)	$(5,694,476)
MTU Aero Engines AG	(10,718)	(1,236,319)
Nordex SE *	(61,550)	(1,318,351)
ProSiebenSat.1 Media SE	(176,171)	(6,781,169)
RWE AG *	(267,110)	(3,314,475)
Symrise AG	(39,207)	(2,382,128)
Telefonica Deutschland Holding AG	(1,037,238)	(4,433,574)
United Internet AG	(127,403)	(4,971,579)
Wirecard AG	(43,056)	(1,847,425)
Zalando SE *(b)	(110,996)	(4,228,308)

		(100,706,301)

Hong Kong - 0.0% (c)
Hutchison Port Holdings Trust (1)	(2,015,200)	(906,840)
Noble Group Ltd. *	(3,196,500)	(372,782)

		(1,279,622)

Italy - (2.3)%
Atlantia SpA	(30,419)	(711,693)
Azimut Holding SpA	(344,002)	(5,721,915)
Banca Generali SpA	(97,119)	(2,309,947)
Banco Popolare SC	(1,645,388)	(3,959,714)
Eni SpA	(33,940)	(550,204)
Luxottica Group SpA	(254,819)	(13,695,616)
Mediaset SpA	(530,041)	(2,282,850)
Saipem SpA *	(7,796,844)	(4,360,876)
Salvatore Ferragamo SpA	(256,023)	(6,038,474)
Telecom Italia SpA, RNC *	(7,002,274)	(6,182,585)
Terna Rete Elettrica Nazionale SpA	(727,873)	(3,328,812)
UniCredit SpA	(1,296,487)	(3,723,162)
Unione di Banche Italiane SpA	(375,160)	(1,027,214)
UnipolSai SpA	(554,679)	(1,183,088)
Yoox Net-A-Porter Group SpA *	(96,160)	(2,719,122)

		(57,795,272)

Luxembourg - (0.6)%
ArcelorMittal *	(51,963)	(381,799)
Millicom International Cellular SA, SDR	(29,494)	(1,256,869)
Tenaris SA	(826,760)	(14,758,100)

		(16,396,768)

Netherlands - (1.4)%
Aegon NV	(506,303)	(2,781,451)
Altice NV, Class A *	(716,057)	(14,170,673)
Gemalto NV	(29,729)	(1,716,891)
Heineken NV	(26,043)	(1,951,608)
Koninklijke KPN NV	(2,904,031)	(8,587,575)
OCI NV *	(108,459)	(1,891,640)
SBM Offshore NV	(301,285)	(4,717,016)

		(35,816,854)

Norway - (0.5)%
DNB ASA	(246,896)	(3,665,246)
Gjensidige Forsikring ASA	(28,760)	(455,950)
Schibsted ASA, Class A	(148,244)	(3,392,894)
Statoil ASA	(275,294)	(5,024,579)
Telenor ASA	(134,701)	(2,010,644)

		(14,549,313)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR LONG-SHORT EQUITY FUND

SHORT POSITIONS - (25.7)%	SHARES	VALUE
Singapore - (0.6)%
CapitaLand Ltd.	(1,344,900)	$(2,794,854)
Keppel Corp. Ltd.	(1,725,200)	(6,866,197)
Singapore Post Ltd.	(3,215,600)	(3,247,591)
Singapore Telecommunications Ltd.	(1,207,600)	(3,029,189)

		(15,937,831)

Spain - (2.5)%
Abertis Infraestructuras SA	(109,540)	(1,530,438)
Acerinox SA	(92,900)	(1,227,522)
Amadeus IT Group SA	(28,543)	(1,294,543)
Atresmedia Corp. de Medios de Comunicacion SA	(148,114)	(1,616,838)
Banco de Sabadell SA	(1,067,492)	(1,483,360)
Banco Popular Espanol SA	(11,947,026)	(11,510,922)
Bankia SA	(2,428,930)	(2,475,187)
Bankinter SA	(193,174)	(1,493,903)
CaixaBank SA	(1,116,247)	(3,678,902)
Cellnex Telecom SA (b)	(541,238)	(7,769,001)
Distribuidora Internacional de Alimentacion SA	(781,916)	(3,834,970)
Ferrovial SA	(464,828)	(8,289,854)
Grifols SA	(204,374)	(4,057,107)
Industria de Diseno Textil SA	(99,283)	(3,382,171)
Obrascon Huarte Lain SA	(362,406)	(1,253,435)
Red Electrica Corp. SA	(95,399)	(1,797,331)
Telefonica SA	(557,695)	(5,148,839)
Zardoya Otis SA	(87,677)	(739,889)

		(62,584,212)

Sweden - (2.4)%
Alfa Laval AB	(163,823)	(2,702,321)
Assa Abloy AB, Class B	(204,752)	(3,788,656)
Elekta AB, Class B	(119,590)	(1,055,812)
Getinge AB, Class B	(171,704)	(2,751,212)
Hennes & Mauritz AB, Class B	(577,855)	(16,018,784)
Hexagon AB, Class B	(103,267)	(3,677,951)
Nordea Bank AB	(273,849)	(3,034,418)
Skandinaviska Enskilda Banken AB, Class A	(326,466)	(3,411,633)
Svenska Handelsbanken AB, Class A	(543,366)	(7,525,868)
Swedbank AB, Class A	(78,877)	(1,900,501)
Swedish Orphan Biovitrum AB *	(33,183)	(387,453)
Tele2 AB, Class B	(601,471)	(4,809,355)
Telefonaktiebolaget LM Ericsson, Class B	(765,537)	(4,486,791)
Telia Co. AB	(818,724)	(3,288,974)
Trelleborg AB, Class B	(25,188)	(494,618)

		(59,334,347)

Switzerland - (3.7)%
Aryzta AG *	(112,029)	(4,926,622)
Barry Callebaut AG *	(646)	(789,231)
Chocoladefabriken Lindt & Spruengli AG	(1,056)	(5,464,209)
Cie Financiere Richemont SA	(219,531)	(14,508,925)
Credit Suisse Group AG *	(816,753)	(11,672,244)
DKSH Holding AG	(12,257)	(841,355)
Dufry AG *	(51,355)	(6,392,363)
Galenica AG	(2,000)	(2,253,697)

SHORT POSITIONS - (25.7)%	SHARES	VALUE
Switzerland - (3.7)% (continued)
Julius Baer Group Ltd. *	(92,070)	$(4,078,860)
Kuehne + Nagel International AG	(6,316)	(833,704)
LafargeHolcim Ltd. *	(20,827)	(1,093,253)
Novartis AG	(63,809)	(4,640,414)
OC Oerlikon Corp. AG *	(243,734)	(2,391,161)
Roche Holding AG	(10,659)	(2,429,746)
Sonova Holding AG	(7,581)	(917,223)
Sunrise Communications Group AG *(b)	(10,866)	(714,113)
Swatch Group AG (The)	(51,893)	(16,105,645)
Swisscom AG	(28,984)	(12,955,687)

		(93,008,452)

United Kingdom - (0.9)%
CNH Industrial NV	(497,402)	(4,315,957)
RELX NV	(144,616)	(2,432,423)
Unilever NV, CVA	(393,603)	(16,168,752)

		(22,917,132)

United States - (0.2)%
QIAGEN NV *	(105,340)	(2,951,979)
Thomson Reuters Corp. (1)	(15,434)	(675,457)
Valeant Pharmaceuticals International, Inc. (1)*	(225,046)	(3,263,431)

		(6,890,867)

TOTAL COMMON STOCKS (Proceeds $ (638,298,362))		(638,204,242)

PREFERRED STOCKS - (0.6)%

Germany - (0.6)%
Sartorius AG	(10,588)	(784,464)
Schaeffler AG	(90,149)	(1,330,258)
Volkswagen AG	(92,254)	(12,907,908)

TOTAL PREFERRED STOCKS (Proceeds $ (15,281,294))		(15,022,630)

TOTAL SHORT POSITIONS (Proceeds $ (653,579,656))		(653,226,872)

TOTAL INVESTMENTS IN SECURITIES AT VALUE - 92.4% (Cost $2,314,866,576)		2,345,267,488

OTHER ASSETS IN EXCESS OF LIABILITIES - 7.6% (g)		194,540,158

NET ASSETS - 100.0%		$2,539,807,646

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR LONG-SHORT EQUITY FUND

SECTOR	VALUE	% OF NET ASSETS
Consumer Discretionary	$(103,102,394)	(4.1)%
Consumer Staples	17,820,215	0.7
Energy	(7,402,532)	(0.3)
Financials	(8,898,832)	(0.4)
Health Care	(8,601,905)	(0.3)
Industrials	111,525,727	4.4
Information Technology	341,480	0.0 (c)
Materials	97,568,371	3.9
Real Estate	(2,098,466)	(0.1)
Telecommunication Services	(54,251,718)	(2.1)
Utilities	24,309,431	1.0
Short-Term Investment	2,278,058,111	89.7

Total Investments In Securities At Value	2,345,267,488	92.4
Other Assets in Excess of Liabilities (g)	194,540,158	7.6

Net Assets	$2,539,807,646	100.0%

*	Non-income producing security.
(a)	All or a portion of this security is segregated in connection with obligations for securities sold short with a total value of $643,836,688. In addition, $1,014 of cash collateral was pledged.
(b)	Securities exempt from registration under Rule 144A or section 4 (2), of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total value of all such securities at 12/31/2016 amounted to $7,087,268, which represents approximately 0.28% of net assets of the fund.
(c)	Represents less than 0.05% of net assets.
(d)	Represents 7-day effective yield as of 12/31/2016.
(e)	All or a portion of the security pledged as collateral for forward foreign currency exchange and swap contracts.
(f)	The rate shown was the effective yield at the date of purchase.
(g)	Includes appreciation/(depreciation) on forward foreign currency exchange, futures and swap contracts.

All securities are Level 2 with respect to ASC 820, unless otherwise noted in parentheses.

(1)	Level 1 security (See Note 5).

Abbreviations

CVA	- Dutch Certification
OYJ	- Public Traded Company
SCA	- Limited partnership with share capital
SDR	- Swedish Depositary Receipt

Total return swap contracts outstanding as of December 31, 2016:

Over the Counter

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
GSIN	MSCI Singapore Index January Futures	01/2017	SGD	704,255	$ (487)
GSIN	Swiss Market Index March Futures	03/2017	CHF	39,925,243	918,983

					$918,496

Open futures contracts outstanding at December 31, 2016:

Exchange Traded

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts:
342	BARC	Amsterdam Index Futures	01/2017	$34,088,476	$34,783,808	$695,332
838	BARC	CAC40 Index Futures	01/2017	42,185,917	42,897,529	711,612
117	BARC	DAX Index Futures	03/2017	34,691,599	35,300,749	609,150
906	BARC	FTSE 100 Index Futures	03/2017	76,955,254	78,717,083	1,761,829
88	BARC	FTSE/MIB Index Futures	03/2017	8,665,491	8,895,103	229,612
109	BARC	Hang Seng Index Futures	01/2017	15,153,940	15,435,283	281,343
177	BARC	IBEX 35 Index Futures	01/2017	17,208,864	17,352,638	143,774
257	BARC	MSCI Singapore Index Futures	01/2017	5,702,190	5,675,420	(26,770)
726	BARC	OMXS30 Index Futures	01/2017	12,256,624	12,104,516	(152,108)
6,446	BARC	S&P 500 E-Mini Futures	03/2017	725,403,320	720,727,260	(4,676,060)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR LONG-SHORT EQUITY FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts: (continued)
168	BARC	S&P/Toronto Stock Exchange 60 Index Futures	03/2017	$ 22,445,594	$ 22,445,045	$ (549)
358	BARC	SPI 200 Index Futures	03/2017	35,702,472	36,369,318	666,846
782	BARC	TOPIX Index Futures	03/2017	98,838,499	101,568,000	2,729,501

				$1,129,298,240	$1,132,271,752	$2,973,512

Forward foreign currency exchange contracts outstanding as of December 31, 2016:

Over the Counter

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 03/15/17	CITI	AUD	18,892,000	$13,964,260	$13,610,017	$ (354,243)
Australian Dollar, Expiring 03/15/17	JPMC	AUD	28,338,000	20,946,719	20,415,025	(531,694)
Canadian Dollar, Expiring 03/15/17	CITI	CAD	22,988,564	17,249,348	17,135,974	(113,374)
Canadian Dollar, Expiring 03/15/17	JPMC	CAD	34,362,846	25,782,960	25,614,510	(168,450)
Swiss Franc, Expiring 03/15/17	CITI	CHF	30,136,432	29,913,991	29,725,989	(188,002)
Swiss Franc, Expiring 03/15/17	JPMC	CHF	13,193,150	13,098,884	13,013,465	(85,419)
Danish Krone, Expiring 03/15/17	CITI	DKK	37,051,000	5,308,104	5,266,345	(41,759)
Danish Krone, Expiring 03/15/17	JPMC	DKK	1,305,000	189,229	185,490	(3,739)
Euro, Expiring 03/15/17	CITI	EUR	39,028,752	41,540,277	41,228,410	(311,867)
Euro, Expiring 03/15/17	JPMC	EUR	42,184,128	44,919,471	44,561,624	(357,847)
British Pound, Expiring 03/15/17	CITI	GBP	26,981,201	33,808,932	33,309,730	(499,202)
British Pound, Expiring 03/15/17	JPMC	GBP	40,471,800	50,718,272	49,964,594	(753,678)
Hong Kong Dollar, Expiring 03/15/17	CITI	HKD	45,584,400	5,882,170	5,880,088	(2,082)
Hong Kong Dollar, Expiring 03/15/17	JPMC	HKD	68,376,600	8,823,260	8,820,132	(3,128)
Israeli Shekel, Expiring 03/15/17	CITI	ILS	4,850,000	1,274,159	1,261,540	(12,619)
Israeli Shekel, Expiring 03/15/17	JPMC	ILS	7,275,000	1,911,218	1,892,310	(18,908)
Japanese Yen, Expiring 03/15/17	CITI	JPY	5,163,323,601	45,304,745	44,332,586	(972,159)
Japanese Yen, Expiring 03/15/17	JPMC	JPY	7,744,985,400	67,956,086	66,498,878	(1,457,208)
Norwegian Krone, Expiring 03/15/17	CITI	NOK	18,399,806	2,180,533	2,131,744	(48,789)
Norwegian Krone, Expiring 03/15/17	JPMC	NOK	17,015,709	2,015,569	1,971,387	(44,182)
New Zealand Dollar, Expiring 03/15/17	CITI	NZD	453,600	321,576	314,453	(7,123)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR LONG-SHORT EQUITY FUND

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
New Zealand Dollar, Expiring 03/15/17	JPMC	NZD	680,399	$ 482,363	$ 471,680	$ (10,683)
Swedish Krona, Expiring 03/15/17	CITI	SEK	82,135,905	9,060,548	9,052,945	(7,603)
Swedish Krona, Expiring 03/15/17	JPMC	SEK	39,188,857	4,289,698	4,319,359	29,661
Singapore Dollar, Expiring 03/15/17	CITI	SGD	5,699,085	4,002,678	3,933,999	(68,679)
Singapore Dollar, Expiring 03/15/17	JPMC	SGD	3,802,630	2,669,289	2,624,901	(44,388)

				$453,614,339	$447,537,175	$ (6,077,164)

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
Canadian Dollar, Expiring 03/15/17	CITI	CAD	(2,893,000)	$ (2,171,874)	$ (2,156,480)	$15,394
Swiss Franc, Expiring 03/15/17	CITI	CHF	(214,000)	(211,742)	(211,085)	657
Danish Krone, Expiring 03/15/17	CITI	DKK	(9,071,823)	(1,315,696)	(1,289,449)	26,247
Danish Krone, Expiring 03/15/17	JPMC	DKK	(13,448,734)	(1,950,748)	(1,911,572)	39,176
Euro, Expiring 03/15/17	CITI	EUR	(8,371,000)	(8,941,877)	(8,842,789)	99,088
Norwegian Krone, Expiring 03/15/17	CITI	NOK	(2,155,000)	(250,327)	(249,672)	655
New Zealand Dollar, Expiring 03/15/17	CITI	NZD	(47,600)	(33,030)	(32,998)	32
New Zealand Dollar, Expiring 03/15/17	JPMC	NZD	(71,400)	(49,545)	(49,497)	48
Singapore Dollar, Expiring 03/15/17	CITI	SGD	(530,000)	(366,351)	(365,852)	499

				(15,291,190)	(15,109,394)	181,796

				$438,323,149	$432,427,781	$ (5,895,368)

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

ILS - Israeli Shekel

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR LONG-SHORT EQUITY FUND

Total Return Basket Swaps* Outstanding at December 31, 2016

Over the Counter

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
DTBK	The Fund receives the total return on a portfolio of long and short positions and pays or receives the JPY/USD 1 Week Forward FX Swap Rate plus or minus a specified spread, which is denominated in JPY based on the local currencies of the positions within the swap.	99 months maturity 08/20/2021	$15,784,719

*	See the accompanying “Additional Information — Total Return Basket Swap” for further details.
**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap positions.

Additional Information — Total Return Basket Swap

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2016.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
Japan
Advantest Corp.	71,100	$939,973	$253,168
Ajinomoto Co., Inc.	82,100	1,629,647	22,416
Alfresa Holdings Corp.	143,900	2,798,252	(421,459)
Amada Holdings Co. Ltd.	611,400	5,805,114	1,006,232
Aozora Bank Ltd.	762,000	2,277,026	415,315
Asahi Group Holdings Ltd.	67,700	2,061,847	69,695
Asahi Kasei Corp.	331,000	2,901,474	(21,352)
Astellas Pharma, Inc.	438,100	6,268,021	(190,105)
Bandai Namco Holdings, Inc.	301,100	7,071,927	1,215,838
Bridgestone Corp.	150,100	4,296,302	1,104,414
Chiyoda Corp.	431,000	2,670,462	304,552
Chubu Electric Power Co., Inc.	536,800	6,762,560	707,218
Citizen Watch Co. Ltd.	726,500	3,361,434	970,042
Coca-Cola West Co. Ltd.	24,100	581,074	128,400
CyberAgent, Inc.	24,600	633,910	(28,216)
Daicel Corp.	183,100	1,943,423	69,587
Daiichi Sankyo Co. Ltd.	117,100	2,460,033	(68,941)
Daikin Industries Ltd.	32,200	2,684,761	265,045
DeNA Co. Ltd.	354,800	8,397,120	(642,942)
Disco Corp.	13,100	1,229,358	354,446
Ezaki Glico Co. Ltd.	44,200	2,041,704	26,955
Fuji Electric Co. Ltd.	334,000	1,336,600	388,076
Fuji Heavy Industries Ltd.	137,900	4,360,477	1,258,177
FUJIFILM Holdings Corp.	99,500	3,185,897	581,751
Fujitsu Ltd.	1,381,000	6,856,411	790,944

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Japan (continued)
Fukuoka Financial Group, Inc.	86,000	$380,639	$770
Gunma Bank Ltd. (The)	412,100	1,555,792	696,217
Hakuhodo DY Holdings, Inc.	286,000	2,918,875	602,696
Haseko Corp.	402,200	3,945,106	132,808
Hirose Electric Co. Ltd.	4,400	499,220	44,910
Hisamitsu Pharmaceutical Co., Inc.	24,000	1,155,416	43,312
Hitachi Capital Corp.	77,300	1,208,708	689,377
Hitachi Chemical Co. Ltd.	330,100	6,405,212	1,829,559
Hitachi Construction Machinery Co. Ltd.	113,500	2,079,854	373,890
Hitachi High-Technologies Corp.	165,100	5,579,789	1,060,606
Hitachi Metals Ltd.	58,100	561,933	220,292
Hoya Corp.	105,200	3,213,737	1,197,238
Ibiden Co. Ltd.	118,800	1,415,728	177,548
Idemitsu Kosan Co. Ltd.	238,300	4,057,706	2,263,280
Iida Group Holdings Co. Ltd.	95,900	1,526,415	291,584
Inpex Corp.	320,300	2,142,469	1,059,189
Ito En Ltd.	17,000	523,162	40,347
ITOCHU Corp.	433,000	4,791,197	942,054
Itochu Techno-Solutions Corp.	192,700	4,058,320	943,130
Japan Airlines Co. Ltd.	124,400	3,407,981	222,108
Japan Petroleum Exploration Co. Ltd.	27,300	492,082	113,145
JSR Corp.	88,100	1,048,497	338,228
JTEKT Corp.	112,100	1,360,802	426,722
JX Holdings, Inc.	903,400	2,933,126	884,119
Kajima Corp.	639,000	4,135,929	277,719
Kaken Pharmaceutical Co. Ltd.	33,000	1,960,766	(213,175)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR LONG-SHORT EQUITY FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Japan (continued)
Kamigumi Co. Ltd.	101,000	$835,367	$126,590
Kaneka Corp.	561,000	3,719,101	844,030
Kao Corp.	47,800	2,269,068	(6,461)
KDDI Corp.	44,300	1,211,355	(92,648)
Kewpie Corp.	47,600	1,307,766	(153,285)
Kobayashi Pharmaceutical Co. Ltd.	20,300	832,280	34,757
Konami Holdings Corp.	191,100	6,209,391	1,503,073
Konica Minolta, Inc.	286,300	1,993,479	843,955
Kuraray Co. Ltd.	254,300	3,095,515	717,858
Kurita Water Industries Ltd.	67,400	1,309,191	173,655
Kyocera Corp.	44,800	1,859,135	362,072
Kyushu Financial Group, Inc.	227,100	1,429,492	109,225
Lion Corp.	273,000	3,935,566	539,279
Makita Corp.	8,400	534,304	26,975
Maruichi Steel Tube Ltd.	26,100	780,962	67,189
Matsumotokiyoshi Holdings Co. Ltd.	55,500	2,573,780	156,597
Mazda Motor Corp.	164,000	2,143,850	526,723
Medipal Holdings Corp.	175,700	2,558,631	209,016
MEIJI Holdings Co. Ltd.	34,800	3,086,706	(364,362)
Miraca Holdings, Inc.	26,600	1,091,430	98,281
Mitsubishi Chemical Holdings Corp.	565,400	2,832,157	823,528
Mitsubishi Corp.	329,000	6,678,656	308,861
Mitsubishi Electric Corp.	468,000	4,755,706	1,753,783
Mitsubishi Gas Chemical Co., Inc.	343,300	4,235,287	1,614,348
Mitsubishi Motors Corp.	643,200	2,528,456	1,127,887
Mitsubishi Tanabe Pharma Corp.	283,500	4,631,655	919,247
Mitsubishi UFJ Lease & Finance Co. Ltd.	799,800	2,927,128	1,198,031
Mitsui & Co. Ltd.	81,500	852,911	263,828
Mitsui Chemicals, Inc.	1,359,000	5,421,652	667,403
Mixi, Inc.	152,300	4,748,244	801,270
Mizuho Financial Group, Inc.	1,346,600	2,413,714	2,807
MS&AD Insurance Group Holdings, Inc.	264,800	7,180,105	1,020,105
Nabtesco Corp.	31,900	796,006	(56,533)
Nexon Co. Ltd.	177,900	2,321,712	249,155
NH Foods Ltd.	27,000	731,862	(3,495)
NHK Spring Co. Ltd.	184,300	1,411,608	341,167
Nikon Corp.	360,700	4,434,831	1,167,001
Nippon Electric Glass Co. Ltd.	165,000	655,419	234,832
Nippon Express Co. Ltd.	1,283,000	5,808,559	1,080,213
Nippon Shinyaku Co. Ltd.	15,200	701,073	47,077
Nippon Shokubai Co. Ltd.	62,300	3,409,841	470,022

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Japan (continued)
Nippon Telegraph & Telephone Corp.	153,700	$6,435,913	$34,113
Nissan Chemical Industries Ltd.	31,900	863,912	199,436
Nissan Motor Co. Ltd.	219,300	1,759,020	440,809
Nisshin Seifun Group, Inc.	76,400	1,076,062	68,708
Nitori Holdings Co. Ltd.	18,800	2,018,146	125,335
NSK Ltd.	54,800	409,067	223,844
NTN Corp.	223,000	624,976	274,654
NTT Data Corp.	43,000	1,863,596	213,805
Obayashi Corp.	411,200	3,574,463	351,407
Oji Holdings Corp.	93,000	378,328	(134)
Oracle Corp. Japan	29,300	1,580,526	(106,614)
ORIX Corp.	462,600	6,659,305	540,719
Osaka Gas Co. Ltd.	552,000	1,971,860	146,198
Otsuka Corp.	63,600	2,821,015	145,560
Park24 Co. Ltd.	14,200	385,257	(730)
Pola Orbis Holdings, Inc.	28,700	2,532,344	(166,226)
Recruit Holdings Co. Ltd.	21,700	741,260	128,398
Resona Holdings, Inc.	1,866,600	8,753,960	812,399
Rohm Co. Ltd.	41,800	1,689,452	708,737
Sankyo Co. Ltd.	65,600	2,101,213	13,841
SCSK Corp.	11,000	388,785	(4,939)
Secom Co. Ltd.	15,600	997,455	142,345
Sega Sammy Holdings, Inc.	55,200	821,336	(1,062)
Seiko Epson Corp.	273,800	4,215,786	1,564,838
Sekisui Chemical Co. Ltd.	343,100	4,588,993	872,659
Shimamura Co. Ltd.	33,800	4,026,587	187,693
Shin-Etsu Chemical Co. Ltd.	40,200	2,421,086	689,951
Shionogi & Co. Ltd.	89,200	3,876,830	386,302
Sojitz Corp.	3,571,200	7,446,473	1,199,978
Sompo Holdings, Inc.	69,000	2,342,732	(12,511)
Square Enix Holdings Co. Ltd.	143,000	4,022,186	(355,799)
Start Today Co. Ltd.	56,300	880,416	89,425
Sumitomo Chemical Co. Ltd.	256,000	964,277	249,247
Sumitomo Corp.	366,400	3,301,671	999,649
Sumitomo Dainippon Pharma Co. Ltd.	156,700	2,460,359	229,291
Sumitomo Electric Industries Ltd.	253,300	3,106,919	540,427
Sumitomo Heavy Industries Ltd.	835,000	4,208,714	1,152,954
Sumitomo Mitsui Financial Group, Inc.	39,700	1,363,504	148,390
Sumitomo Mitsui Trust Holdings, Inc.	144,100	4,163,048	992,665
Sumitomo Rubber Industries Ltd.	163,600	2,183,592	404,945

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR LONG-SHORT EQUITY FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Japan (continued)
Sundrug Co. Ltd.	12,700	$991,064	$(112,970)
Suzuken Co. Ltd.	96,300	2,712,968	432,435
Suzuki Motor Corp.	149,500	4,080,693	1,168,085
T&D Holdings, Inc.	198,900	2,561,024	63,941
Taiheiyo Cement Corp.	834,000	2,083,944	545,363
Taisei Corp.	555,000	3,786,604	88,944
Taisho Pharmaceutical Holdings Co. Ltd.	7,700	671,069	(32,746)
Teijin Ltd.	199,800	3,326,393	710,706
Terumo Corp.	69,200	2,448,721	102,360
THK Co. Ltd.	17,300	381,763	282
Toho Gas Co. Ltd.	122,000	946,243	44,621
Tohoku Electric Power Co., Inc.	43,600	514,150	35,469
Tokio Marine Holdings, Inc.	89,400	3,652,801	7,511
Tokyo Broadcasting System Holdings, Inc.	85,700	1,049,878	316,874
Tokyo Century Corp.	29,900	958,810	61,407
Tokyo Electron Ltd.	82,000	6,395,523	1,316,530
Tokyo Gas Co. Ltd.	641,000	2,372,271	521,293
Toppan Printing Co. Ltd.	579,000	4,443,730	1,077,152
Tosoh Corp.	1,237,000	6,529,898	2,195,884
Toyo Suisan Kaisha Ltd.	81,900	3,166,427	(203,339)
Toyoda Gosei Co. Ltd.	99,400	1,917,047	402,869
Toyota Boshoku Corp.	204,500	4,163,213	524,759
Toyota Tsusho Corp.	187,600	3,555,976	1,320,161
Tsuruha Holdings, Inc.	24,000	2,239,746	31,677
Yamaha Corp.	73,500	2,051,263	189,941
Yamazaki Baking Co. Ltd.	97,600	2,163,776	(282,104)
Yokogawa Electric Corp.	162,700	1,889,418	459,540

			67,587,337

Total of Long Equity Positions			67,587,337

Short Positions

Common Stocks
Japan
ABC-Mart, Inc.	(10,600)	(596,311)	(3,349)
Acom Co. Ltd.	(1,302,000)	(5,427,668)	(257,784)
Aeon Co. Ltd.	(973,000)	(12,464,105)	(1,287,890)
AEON Financial Service Co. Ltd.	(288,100)	(5,115,569)	12,702
Air Water, Inc.	(39,000)	(648,524)	(54,011)
Alps Electric Co. Ltd.	(479,500)	(10,505,894)	(1,015,516)
ANA Holdings, Inc.	(1,443,000)	(3,460,428)	(421,281)
Asics Corp.	(446,000)	(7,611,761)	(1,276,090)
Bank of Kyoto Ltd. (The)	(685,000)	(4,422,721)	(654,885)
Benesse Holdings, Inc.	(24,400)	(616,273)	(54,117)
Calbee, Inc.	(280,500)	(9,730,393)	956,038
Canon, Inc.	(137,400)	(3,436,758)	(432,726)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Japan (continued)
Casio Computer Co. Ltd.	(172,900)	$(2,337,912)	$(98,789)
Chiba Bank Ltd. (The)	(130,000)	(698,297)	(98,620)
Chugai Pharmaceutical Co. Ltd.	(210,000)	(6,462,419)	438,770
Chugoku Electric Power Co., Inc. (The)	(623,000)	(6,911,625)	(380,349)
Concordia Financial Group Ltd.	(214,100)	(947,626)	(82,650)
Credit Saison Co. Ltd.	(83,300)	(1,207,632)	(274,766)
Dai-ichi Life Holdings, Inc.	(23,000)	(381,235)	(1,174)
Daiwa Securities Group, Inc.	(396,000)	(1,983,289)	(455,171)
Denso Corp.	(66,500)	(2,254,731)	(621,826)
Dentsu, Inc.	(22,200)	(1,005,875)	(38,043)
Don Quijote Holdings Co. Ltd.	(214,800)	(7,347,492)	(579,770)
East Japan Railway Co.	(42,800)	(3,409,885)	(280,276)
Eisai Co. Ltd.	(93,300)	(5,028,657)	(318,124)
Electric Power Development Co. Ltd.	(289,400)	(6,307,948)	(334,235)
FamilyMart UNY Holdings Co. Ltd.	(21,200)	(1,184,606)	(226,043)
FANUC Corp.	(35,400)	(5,498,815)	(423,410)
Fast Retailing Co. Ltd.	(19,600)	(5,480,599)	(1,517,133)
Hamamatsu Photonics KK	(202,400)	(5,314,013)	(2,082)
Hiroshima Bank Ltd. (The)	(211,000)	(849,875)	(133,347)
Hokuriku Electric Power Co.	(290,100)	(3,062,622)	(182,157)
Honda Motor Co. Ltd.	(211,000)	(6,087,964)	(72,247)
IHI Corp.	(1,316,000)	(3,244,348)	(163,960)
Isetan Mitsukoshi Holdings Ltd.	(513,700)	(4,294,249)	(1,237,092)
Iyo Bank Ltd. (The)	(362,400)	(2,255,293)	(238,883)
Izumi Co. Ltd.	(13,100)	(513,919)	(49,350)
J Front Retailing Co. Ltd.	(195,700)	(1,942,315)	(692,529)
Japan Post Bank Co. Ltd.	(170,200)	(1,793,082)	(246,519)
Japan Post Holdings Co. Ltd.	(150,600)	(1,713,436)	(161,756)
Japan Post Insurance Co. Ltd.	(21,200)	(452,292)	(1,122)
Japan Tobacco, Inc.	(11,800)	(393,963)	6,644
JFE Holdings, Inc.	(267,800)	(3,164,659)	(885,127)
JGC Corp.	(135,100)	(2,089,297)	(358,216)
Kakaku.com, Inc.	(229,700)	(3,674,175)	(121,183)
Kansai Electric Power Co., Inc. (The)	(334,400)	(2,650,857)	(994,657)
Kansai Paint Co. Ltd.	(41,700)	(774,661)	7,645
Kawasaki Heavy Industries Ltd.	(754,000)	(2,468,979)	108,834

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR LONG-SHORT EQUITY FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Japan (continued)
Keihan Holdings Co. Ltd.	(259,000)	$(1,594,589)	$(104,300)
Keikyu Corp.	(571,000)	(5,121,759)	(1,492,236)
Keio Corp.	(383,000)	(3,028,952)	(117,083)
Keisei Electric Railway Co. Ltd.	(60,200)	(1,368,634)	(89,042)
Keyence Corp.	(2,300)	(1,426,237)	(147,537)
Kikkoman Corp.	(104,000)	(3,115,219)	(203,032)
Kintetsu Group Holdings Co. Ltd.	(1,047,000)	(3,833,720)	(156,069)
Kirin Holdings Co. Ltd.	(246,700)	(3,653,520)	(350,723)
Kobe Steel Ltd.	(808,000)	(6,268,290)	(1,414,328)
Koito Manufacturing Co. Ltd.	(10,400)	(428,921)	(120,303)
Kose Corp.	(9,900)	(820,927)	136
Kubota Corp.	(44,400)	(613,133)	(19,603)
Kyowa Hakko Kirin Co. Ltd.	(94,700)	(1,376,039)	69,807
Kyushu Electric Power Co., Inc.	(572,600)	(4,796,851)	(1,406,394)
LIXIL Group Corp.	(42,100)	(953,738)	(470)
M3, Inc.	(23,600)	(648,839)	55,511
Mabuchi Motor Co. Ltd.	(74,800)	(2,950,195)	(936,718)
Marubeni Corp.	(103,400)	(436,859)	(147,979)
Marui Group Co. Ltd.	(565,200)	(7,206,219)	(1,028,537)
Minebea Co. Ltd.	(359,600)	(2,687,377)	(668,130)
MISUMI Group, Inc.	(114,900)	(1,855,398)	(32,031)
Mitsubishi Heavy Industries Ltd.	(1,104,000)	(4,502,462)	(516,371)
Mitsubishi Logistics Corp.	(306,000)	(3,790,877)	(523,210)
Mitsubishi Materials Corp.	(28,500)	(640,465)	(231,270)
Mitsubishi UFJ Financial Group, Inc.	(62,200)	(381,905)	(1,702)
Mitsui OSK Lines Ltd.	(1,413,000)	(2,573,829)	(1,326,147)
MonotaRO Co. Ltd.	(122,700)	(2,736,364)	234,335
Murata Manufacturing Co. Ltd.	(39,800)	(4,798,653)	(516,108)
Nagoya Railroad Co. Ltd.	(497,000)	(2,412,064)	12,451
Nankai Electric Railway Co. Ltd.	(307,000)	(1,373,396)	(182,074)
NGK Insulators Ltd.	(79,300)	(1,686,618)	151,618
NGK Spark Plug Co. Ltd.	(460,700)	(7,488,743)	(2,722,558)
Nidec Corp.	(90,500)	(7,165,788)	(625,418)
Nintendo Co. Ltd.	(6,800)	(1,174,860)	(238,693)
Nippon Paint Holdings Co. Ltd.	(82,200)	(1,970,401)	(260,897)
Nippon Yusen KK	(3,068,000)	(5,277,117)	(404,474)
Nissin Foods Holdings Co. Ltd.	(14,100)	(722,587)	(17,011)
Nitto Denko Corp.	(5,000)	(383,339)	533
Nomura Holdings, Inc.	(165,300)	(641,010)	(336,270)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Japan (continued)
Obic Co. Ltd.	(16,600)	$(753,304)	$29,279
Odakyu Electric Railway Co. Ltd.	(376,000)	(7,570,679)	140,932
Olympus Corp.	(62,400)	(2,154,035)	4,059
Omron Corp.	(67,600)	(2,082,818)	(500,514)
Ono Pharmaceutical Co. Ltd.	(230,100)	(5,488,024)	473,080
Orient Corp.	(525,800)	(912,583)	(40,997)
Oriental Land Co. Ltd.	(120,200)	(6,529,128)	(255,160)
Pigeon Corp.	(342,300)	(7,595,204)	(1,132,816)
Rakuten, Inc.	(1,069,400)	(10,981,644)	503,826
Ricoh Co. Ltd.	(980,500)	(7,728,203)	(554,851)
Rinnai Corp.	(10,900)	(946,256)	69,203
Ryohin Keikaku Co. Ltd.	(27,600)	(5,277,480)	(124,760)
Santen Pharmaceutical Co. Ltd.	(78,400)	(952,511)	(4,072)
Sawai Pharmaceutical Co. Ltd.	(12,500)	(759,597)	89,545
Seibu Holdings, Inc.	(503,300)	(7,783,624)	(1,227,405)
Seven & i Holdings Co. Ltd.	(79,200)	(3,007,982)	(3,929)
Seven Bank Ltd.	(1,920,100)	(5,560,699)	70,412
Sharp Corp.	(817,000)	(1,731,540)	(158,805)
Shikoku Electric Power Co., Inc.	(533,700)	(4,826,347)	(566,897)
Shimano, Inc.	(62,900)	(8,671,003)	(1,181,201)
Shimizu Corp.	(176,000)	(1,463,460)	(143,063)
Shiseido Co. Ltd.	(90,700)	(2,269,280)	(23,072)
Shizuoka Bank Ltd. (The)	(240,000)	(1,770,095)	(244,114)
SoftBank Group Corp.	(24,100)	(1,326,027)	(268,768)
Sohgo Security Services Co. Ltd.	(47,400)	(2,048,960)	229,572
Sony Corp.	(95,100)	(2,668,690)	11,411
Sony Financial Holdings, Inc.	(617,900)	(7,500,334)	(2,131,759)
Sosei Group Corp.	(21,100)	(2,936,772)	520,852
Stanley Electric Co. Ltd.	(42,200)	(883,857)	(265,785)
Sumco Corp.	(421,600)	(2,771,314)	(2,648,920)
Sumitomo Metal Mining Co. Ltd.	(105,000)	(1,079,820)	(259,738)
Suntory Beverage & Food Ltd.	(23,400)	(915,359)	(53,907)
Suruga Bank Ltd.	(33,500)	(667,835)	(80,136)
Sysmex Corp.	(26,900)	(1,549,752)	(4,516)
Taiyo Nippon Sanso Corp.	(133,100)	(1,236,842)	(300,740)
Takeda Pharmaceutical Co. Ltd.	(110,500)	(4,318,039)	(266,169)
Tobu Railway Co. Ltd.	(583,000)	(2,656,264)	(233,889)
Tokyo Electric Power Co. Holdings, Inc.	(550,800)	(2,234,228)	17,419
Tokyu Corp.	(214,000)	(1,510,123)	(60,245)
Toray Industries, Inc.	(189,000)	(1,591,906)	65,630

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR LONG-SHORT EQUITY FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Japan (continued)
TOTO Ltd.	(13,700)	$(485,325)	$(55,805)
Toyota Industries Corp.	(157,000)	(6,221,105)	(1,243,501)
Toyota Motor Corp.	(61,500)	(3,065,357)	(540,290)
Trend Micro, Inc.	(109,200)	(3,594,639)	(281,277)
Unicharm Corp.	(373,200)	(6,623,872)	(1,526,917)
USS Co. Ltd.	(43,600)	(656,382)	(36,238)
Welcia Holdings Co. Ltd.	(7,300)	(440,304)	(4,015)
Yahoo Japan Corp.	(844,400)	(3,188,481)	(45,539)
Yakult Honsha Co. Ltd.	(204,600)	(8,579,737)	(886,370)
Yamada Denki Co. Ltd.	(130,700)	(593,427)	(110,321)
Yamaha Motor Co. Ltd.	(347,500)	(5,327,964)	(2,292,386)
Yamato Holdings Co. Ltd.	(129,800)	(2,847,155)	215,977
Yaskawa Electric Corp.	(297,300)	(3,625,629)	(983,992)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Japan (continued)
Yokohama Rubber Co. Ltd. (The)	(31,400)	$(353,760)	$(207,523)

			(49,519,154)

Total of Short Equity Positions			(49,519,154)

Total of Long and Short Equity Positions			18,068,183

Net Cash and Other Receivables/ (Payables) (b)			(2,283,464)

Swaps, at Value			$15,784,719

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
DTBK	The Fund receives the total return on a portfolio of long and short positions and pays or receives the GBP/USD 1 Week Forward FX Swap Rate plus or minus a specified spread, which is denominated in GBP based on the local currencies of the positions within the swap.	50 months maturity 08/21/2017	$1,076,322

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap positions.

Additional Information — Total Return Basket Swap

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2016.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
Germany
TUI AG	43,403	$574,220	$47,187

India
Vedanta Resources plc	85,118	574,934	338,475

Isle of Man
Paysafe Group plc	554,565	2,723,813	(190,234)

Luxembourg
B&M European Value Retail SA	118,550	343,769	62,406

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
South Africa
Investec plc	291,553	$1,829,093	$83,086

Switzerland
Coca-Cola HBC AG	118,522	2,292,851	287,997
Glencore plc	1,445,815	4,785,334	99,908
IWG plc	154,400	558,644	(91,612)
Wolseley plc	6,294	384,139	86

			296,379

United Kingdom
Aberdeen Asset Management plc	168,935	536,362	(2,225)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR LONG-SHORT EQUITY FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United Kingdom (continued)
Amec Foster Wheeler plc	497,134	$2,654,911	$215,815
Anglo American plc	140,556	1,485,764	500,130
ASOS plc	63,517	3,544,045	336,714
Auto Trader Group plc	113,217	539,063	30,138
BAE Systems plc	72,421	467,158	59,600
Barclays plc	552,342	1,127,306	388,512
Barratt Developments plc	1,831,482	10,293,286	118,898
Bellway plc	195,764	5,323,573	643,846
Berkeley Group Holdings plc	99,171	3,449,787	(21,560)
BP plc	453,502	2,376,928	463,550
Britvic plc	154,914	1,174,169	(92,502)
BT Group plc	1,201,710	5,714,500	(289,618)
Burberry Group plc	21,019	385,912	1,445
Centrica plc	1,923,566	5,431,954	108,002
Close Brothers Group plc	98,481	1,617,879	131,209
Compass Group plc	45,480	836,267	4,274
Daily Mail & General Trust plc	85,429	752,731	65,363
DCC plc	42,595	3,529,008	(362,877)
Direct Line Insurance Group plc	462,929	2,039,842	67,017
Dixons Carphone plc	783,512	3,342,362	79,616
GKN plc	868,168	3,354,378	184,184
GlaxoSmithKline plc	135,941	2,782,687	(171,464)
Greene King plc	99,445	919,857	(65,347)
Howden Joinery Group plc	405,570	2,031,052	(117,161)
HSBC Holdings plc	459,989	3,698,740	12,734
Imperial Brands plc	74,966	3,733,931	(466,873)
Inchcape plc	216,024	1,794,134	72,737
Indivior plc	457,895	1,734,293	(65,887)
InterContinental Hotels Group plc	17,600	679,922	107,046
Intermediate Capital Group plc	210,372	1,615,717	195,492
International Consolidated Airlines Group SA	100,001	538,783	3,063
J Sainsbury plc	309,347	953,270	(2,508)
John Wood Group plc	398,822	3,213,823	1,092,838
Johnson Matthey plc	57,873	2,375,403	(110,992)
Kingfisher plc	868,299	3,773,318	(32,348)
Lloyds Banking Group plc	5,133,465	3,582,630	359,243
Man Group plc	305,934	472,236	(27,102)
Marks & Spencer Group plc	423,196	1,711,181	111,815
Micro Focus International plc	127,720	3,238,238	191,817
National Grid plc	203,192	2,717,514	(343,470)
Persimmon plc	393,471	8,298,940	285,669
Petrofac Ltd.	360,735	3,349,599	510,845

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United Kingdom (continued)
Playtech plc	54,814	$555,310	$2,359
Reckitt Benckiser Group plc	65,685	5,942,025	(377,981)
Rentokil Initial plc	307,809	815,366	26,732
Royal Mail plc	1,525,438	9,345,412	(674,228)
RPC Group plc	54,120	666,005	43,407
Sage Group plc (The)	247,120	2,226,398	(234,357)
Severn Trent plc	146,383	4,415,700	(415,230)
Sky plc	32,219	322,165	70,615
Smiths Group plc	217,609	3,356,020	431,926
SSE plc	138,420	2,593,201	49,800
Stagecoach Group plc	198,662	514,901	13,897
Tate & Lyle plc	430,153	3,811,719	(68,250)
Taylor Wimpey plc	4,051,846	7,525,080	117,040
Thomas Cook Group plc	475,096	434,986	75,352
UBM plc	64,778	575,918	7,167
WH Smith plc	48,804	910,996	24,129
William Hill plc	1,534,335	6,019,004	(538,748)
Wm Morrison Supermarkets plc	2,344,505	5,851,819	807,238
WPP plc	329,991	7,243,913	99,516

			3,630,062

Total of Long Equity Positions			4,267,361

Short Positions

Common Stocks
Australia
BHP Billiton plc	(350,921)	(5,260,040)	(327,683)

Chile
Antofagasta plc	(790,082)	(5,546,824)	(994,782)

Jordan
Hikma Pharmaceuticals plc	(133,782)	(3,014,998)	(103,153)

Netherlands
Royal Dutch Shell plc	(424,071)	(10,125,635)	(1,580,225)

South Africa
Mediclinic International plc	(226,370)	(2,181,016)	30,750

United Kingdom
Admiral Group plc	(126,038)	(3,362,727)	528,249
Aggreko plc	(366,644)	(4,355,973)	217,150
Ashtead Group plc	(219,508)	(3,204,932)	(1,062,387)
Associated British Foods plc	(174,313)	(5,918,409)	36,727
AstraZeneca plc	(149,599)	(8,778,199)	608,933
Aviva plc	(685,291)	(3,351,853)	(730,172)
Balfour Beatty plc	(474,101)	(1,337,806)	(227,846)
Booker Group plc	(568,895)	(1,227,023)	(2,697)
British American Tobacco plc	(183,042)	(10,905,902)	531,919
BTG plc	(401,555)	(3,227,408)	311,328

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR LONG-SHORT EQUITY FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United Kingdom (continued)
Bunzl plc	(109,839)	$(3,218,893)	$367,328
Capita plc	(900,764)	(8,843,726)	2,954,000
Cobham plc	(1,573,451)	(3,106,571)	(61,483)
Croda International plc	(23,617)	(973,241)	44,394
Diageo plc	(124,066)	(3,205,133)	(14,361)
easyJet plc	(289,544)	(3,840,021)	258,528
Essentra plc	(233,117)	(1,353,336)	29,729
Halma plc	(141,745)	(1,841,421)	273,227
Hargreaves Lansdown plc	(406,122)	(6,331,596)	288,347
Hays plc	(623,646)	(934,069)	(210,270)
Henderson Group plc	(199,164)	(572,020)	(2,805)
Hiscox Ltd.	(42,663)	(549,992)	15,396
IMI plc	(115,820)	(1,493,818)	12,620
Inmarsat plc	(509,296)	(4,686,924)	(25,389)
ITV plc	(152,900)	(385,912)	(2,302)
Just Eat plc	(326,151)	(2,247,147)	(96,421)
Legal & General Group plc	(417,517)	(1,100,585)	(171,329)
Merlin Entertainments plc	(503,560)	(2,925,061)	145,161
NEX Group plc	(43,511)	(424,357)	175,279
Next plc	(47,471)	(3,082,559)	170,419
Old Mutual plc	(568,448)	(1,464,407)	14,881
Pearson plc	(132,337)	(1,232,049)	(95,772)
Pennon Group plc	(392,081)	(4,114,228)	123,737
Provident Financial plc	(100,862)	(3,376,705)	(150,678)
Prudential plc	(242,081)	(4,059,145)	(772,182)
Rio Tinto plc	(77,017)	(2,690,942)	(249,413)
Rolls-Royce Holdings plc (LSE)	(560,084)	(5,485,737)	885,486
Rolls-Royce Holdings plc (c)	(25,763,864)	(192)	(31,559)
Rotork plc	(750,873)	(2,005,998)	(222,300)
Royal Bank of Scotland Group plc	(2,519,474)	(5,723,208)	(1,238,490)
RSA Insurance Group plc	(65,791)	(409,432)	(65,007)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United Kingdom (continued)
Schroders plc	(65,192)	$(2,114,939)	$(279,430)
Smith & Nephew plc	(117,263)	(1,808,560)	48,534
Spectris plc	(33,318)	(773,112)	(176,280)
St. James’s Place plc	(409,517)	(4,689,771)	(418,454)
Standard Chartered plc	(307,783)	(2,301,619)	(208,327)
Standard Life plc	(354,082)	(1,332,469)	(288,940)
Tesco plc	(2,479,809)	(4,921,712)	(1,401,302)
TP ICAP plc	(35,557)	—	(189,104)
Travis Perkins plc	(104,262)	(2,029,801)	165,992
United Utilities Group plc	(189,697)	(2,205,621)	102,963
Vodafone Group plc	(2,145,295)	(5,962,336)	683,023
Weir Group plc (The)	(98,342)	(1,947,798)	(337,593)
Whitbread plc	(78,262)	(3,644,828)	4,222
Worldpay Group plc	(206,063)	(754,713)	70,565

			335,844

United States
Shire plc	(77,682)	(4,700,268)	264,685

Total of Short Equity Positions			(2,374,564)

Total of Long and Short Equity Positions			1,892,797

Net Cash and Other Receivables/ (Payables) (b)			(816,475)

Swaps, at Value			$1,076,322

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.
(c)	Security fair valued as of 12/31/2016 in accordance with procedures approved by the Board of Trustees.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR LONG-SHORT EQUITY FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
DTBK	The Fund receives the total return on a portfolio of long and short positions and pays or receives the AUD/USD Overnight Forward FX Swap Rate plus or minus a specified spread, which is denominated in AUD based on the local currencies of the positions within the swap.	61 months maturity 09/21/2021	$3,986,978

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap positions.

Additional Information — Total Return Basket Swap

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2016.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
Australia
Adelaide Brighton Ltd.	114,472	$448,216	$(464)
AGL Energy Ltd.	439,223	5,491,060	1,497,177
Amcor Ltd.	62,482	680,161	(7,679)
Ansell Ltd.	50,459	792,870	104,942
Aristocrat Leisure Ltd.	96,408	1,105,888	(30,302)
Aurizon Holdings Ltd.	1,173,474	3,667,365	599,172
Boral Ltd.	481,713	2,202,772	(327,425)
Caltex Australia Ltd.	267,879	6,268,512	(395,090)
CIMIC Group Ltd.	195,489	3,852,375	1,066,349
Coca-Cola Amatil Ltd.	621,575	4,402,337	130,789
Cochlear Ltd.	10,315	1,022,758	(112,350)
Flight Centre Travel Group Ltd.	29,185	740,335	(82,604)
Fortescue Metals Group Ltd.	1,227,367	4,502,563	626,606
Harvey Norman Holdings Ltd.	372,729	1,380,053	1,000
Newcrest Mining Ltd.	239,191	3,736,428	(306,655)
Origin Energy Ltd.	503,103	1,754,155	626,152
Qantas Airways Ltd.	400,271	924,359	34,503
South32 Ltd.	1,393,095	2,784,005	(41,625)
Star Entertainment Group Ltd. (The)	394,376	1,697,608	(229,877)
Tabcorp Holdings Ltd.	222,757	794,520	(22,779)
Treasury Wine Estates Ltd.	585,231	4,648,952	(146,990)
Woodside Petroleum Ltd.	134,729	2,619,244	398,453

			3,381,303

Total of Long Equity Positions			3,381,303

Short Positions

Common Stocks
Australia
ALS Ltd.	(95,678)	(373,343)	(42,412)
Alumina Ltd.	(2,134,500)	(2,132,022)	(659,038)
AMP Ltd.	(1,230,175)	(4,789,928)	328,276
APA Group	(1,008,694)	(6,212,190)	(14,790)
AusNet Services	(579,027)	(672,144)	12,980
Bank of Queensland Ltd.	(116,967)	(914,962)	(84,642)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Australia (continued)
Brambles Ltd.	(194,219)	$(1,642,931)	$(90,295)
Challenger Ltd.	(171,259)	(1,178,014)	(205,743)
Commonwealth Bank of Australia	(12,477)	(646,927)	(93,260)
Computershare Ltd.	(380,851)	(2,723,838)	(693,184)
Crown Resorts Ltd.	(63,523)	(591,400)	61,978
CSL Ltd.	(35,409)	(2,609,372)	48,600
Domino’s Pizza Enterprises Ltd.	(22,615)	(1,187,115)	129,563
Healthscope Ltd.	(1,991,153)	(4,296,931)	1,014,614
Insurance Australia Group Ltd.	(981,024)	(3,764,592)	(465,905)
Platinum Asset Management Ltd.	(353,610)	(1,303,585)	(40,223)
Ramsay Health Care Ltd.	(67,222)	(3,808,291)	503,212
REA Group Ltd.	(62,870)	(2,487,133)	(11,327)
SEEK Ltd.	(699,873)	(7,777,048)	281,306
Sonic Healthcare Ltd.	(224,967)	(3,373,347)	(88,891)
Suncorp Group Ltd.	(55,257)	(509,578)	(28,467)
Sydney Airport	(237,587)	(1,047,405)	21,874
TPG Telecom Ltd.	(196,564)	(1,024,855)	59,889
Transurban Group	(315,797)	(2,407,244)	56,988
Vocus Communications Ltd.	(497,161)	(2,407,972)	1,023,513
Woolworths Ltd.	(56,856)	(922,498)	(64,388)

			960,228

Total of Short Equity Positions			960,228

Total of Long and Short Equity Positions			4,341,531

Net Cash and Other Receivables/ (Payables) (b)			(354,553)

Swaps, at Value			$3,986,978

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR LONG-SHORT EQUITY FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
DTBK	The Fund receives the total return on a portfolio of long and short positions and pays or receives the HKD/USD 1 Week Forward FX Swap Rate plus or minus a specified spread, which is denominated in HKD based on the local currencies of the positions within the swap.	51 months maturity 09/20/2017	$(3,150,302)

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap positions.

Additional Information — Total Return Basket Swap

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2016.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
Hong Kong
BOC Hong Kong Holdings Ltd.	299,000	$981,305	$83,601
Cheung Kong Property Holdings Ltd.	313,500	2,277,584	(363,041)
CLP Holdings Ltd.	505,500	5,255,099	(619,217)
HKT Trust & HKT Ltd.	1,627,000	2,508,755	(515,920)
Kerry Properties Ltd.	764,000	2,129,978	(63,949)
Li & Fung Ltd.	2,116,000	1,059,713	(132,357)
New World Development Co. Ltd.	2,396,000	2,786,790	(262,347)
Power Assets Holdings Ltd.	58,000	547,777	(37,546)
Sino Land Co. Ltd.	1,088,000	1,941,655	(319,394)
SJM Holdings Ltd.	1,263,000	788,279	197,283
Sun Hung Kai Properties Ltd.	235,000	3,419,934	(460,701)
Swire Properties Ltd.	168,000	470,903	(8,417)
VTech Holdings Ltd.	51,900	569,601	123,281
WH Group Ltd.	7,236,500	5,704,899	128,422
Wharf Holdings Ltd. (The)	148,000	1,050,857	(70,508)
Wheelock & Co. Ltd.	474,000	2,601,664	58,541
Xinyi Glass Holdings Ltd.	3,402,000	2,767,052	4,480
Yue Yuen Industrial Holdings Ltd.	986,000	4,015,958	(441,995)

			(2,699,784)

Total of Long Equity Positions			(2,699,784)

Short Positions

Common Stocks
Hong Kong
AIA Group Ltd.	(570,400)	(3,516,075)	320,785
ASM Pacific Technology Ltd.	(235,000)	(1,763,016)	(722,202)
Cathay Pacific Airways Ltd.	(2,625,000)	(3,957,129)	512,233
CK Hutchison Holdings Ltd.	(109,500)	(1,289,039)	52,953
Galaxy Entertainment Group Ltd.	(114,000)	(389,557)	(104,191)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Hong Kong (continued)
Haitong International Securities Group Ltd.	(1,117,000)	$(690,642)	$53,928
Hang Lung Properties Ltd.	(1,815,881)	(3,972,134)	143,077
Hang Seng Bank Ltd.	(21,100)	(381,330)	(9,961)
Hong Kong & China Gas Co. Ltd.	(4,679,832)	(8,693,249)	427,764
Hysan Development Co. Ltd.	(242,000)	(1,128,003)	129,985
MTR Corp. Ltd.	(695,774)	(3,896,481)	523,206
Sands China Ltd.	(133,200)	(522,825)	(51,823)
Swire Pacific Ltd.	(53,500)	(571,235)	62,141
Techtronic Industries Co. Ltd.	(106,000)	(377,478)	(1,840)
Value Partners Group Ltd.	(2,712,000)	(2,343,982)	201,628

			1,537,683

Macau
MGM China Holdings Ltd.	(1,152,800)	(1,670,897)	(710,369)
Wynn Macau Ltd.	(2,237,200)	(3,567,018)	30,405

			(679,964)

United States
Samsonite International SA	(186,300)	(593,655)	63,337

Total of Short Equity Positions			921,056

Total of Long and Short Equity Positions			(1,778,728)

Net Cash and Other Receivables/ (Payables) (b)			(1,371,574)

Swaps, at Value			$(3,150,302)

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR LONG-SHORT EQUITY FUND

Total Return Basket Swaps* Outstanding at December 31, 2016

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
GSIN	The Fund receives the total return on a portfolio of long and short positions and pays or receives the LIBOR, plus or minus a specified spread, which is denominated in USD based on the local currencies of the positions within the swap.	48-54 months maturity 12/22/2020	$75,669,965

*	See the accompanying “Additional Information — Total Return Basket Swap” for further details.
**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap positions.

Additional Information — Total Return Basket Swap

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2016.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
Panama
Copa Holdings SA	4,149	$377,738	$(885)

United States
3M Co.	14,453	2,597,941	(17,069)
Aaron’s, Inc.	17,341	478,959	75,780
ABIOMED, Inc.	6,833	825,837	(55,894)
Accenture plc	22,609	2,588,653	59,539
Activision Blizzard, Inc.	138,595	5,615,751	(611,086)
Adobe Systems, Inc.	39,161	4,125,595	(93,970)
Advanced Micro Devices, Inc.	256,231	1,979,326	926,333
AdvanSix, Inc.	25,488	512,603	51,701
Aetna, Inc.	140,176	16,428,681	954,545
Aflac, Inc.	233,210	16,597,126	(365,710)
AGCO Corp.	63,237	3,135,125	523,768
Agilent Technologies, Inc.	200,555	9,230,167	(92,881)
Air Products & Chemicals, Inc.	9,287	1,241,466	94,190
Akamai Technologies, Inc.	111,752	6,720,171	731,452
Albemarle Corp.	11,199	936,511	27,498
Align Technology, Inc.	31,580	2,814,922	220,863
Allstate Corp. (The)	174,961	12,034,226	933,883
Alphabet, Inc.	7,904	6,034,920	228,605
Altria Group, Inc.	15,661	1,077,967	(18,970)
Amazon.com, Inc.	3,330	2,602,259	(105,192)
AMC Networks, Inc.	55,627	2,790,517	121,000
Amdocs Ltd.	99,153	5,753,597	22,065
Ameren Corp.	287,820	14,848,104	250,934
American Eagle Outfitters, Inc.	242,692	4,242,009	(560,372)
American Electric Power Co., Inc.	188,057	12,489,014	(648,945)
American Financial Group, Inc.	47,935	3,481,708	742,325

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
American International Group, Inc.	110,165	$6,157,465	$1,037,411
American Water Works Co., Inc.	113,256	8,927,119	(731,914)
Ameriprise Financial, Inc.	72,437	6,871,551	1,164,610
Amgen, Inc.	25,948	4,232,312	(438,455)
Anadarko Petroleum Corp.	29,432	1,787,319	264,975
Antero Resources Corp.	103,097	2,734,053	(295,809)
Anthem, Inc.	113,018	14,867,249	1,381,349
AO Smith Corp.	208,203	9,664,044	194,368
Apple, Inc.	51,971	5,631,088	388,193
Applied Materials, Inc.	591,570	16,665,250	2,424,713
Archer-Daniels-Midland Co.	137,279	6,050,343	216,444
Arrow Electronics, Inc.	148,222	9,747,041	821,188
Aspen Insurance Holdings Ltd.	48,186	2,211,043	439,187
Assurant, Inc.	40,891	3,468,097	329,041
Assured Guaranty Ltd.	354,937	10,533,564	2,872,406
AT&T, Inc.	69,106	2,536,093	402,985
Atmos Energy Corp.	21,201	1,588,246	(16,192)
Avery Dennison Corp.	185,179	13,718,819	(715,550)
Avnet, Inc.	160,353	6,553,391	1,081,015
Axis Capital Holdings Ltd.	59,316	3,181,418	690,137
BancorpSouth, Inc.	63,581	1,539,437	434,753
Bank of America Corp.	1,007,500	20,749,493	1,516,257
Bank of New York Mellon Corp. (The)	8,091	383,690	(338)
Baxter International, Inc.	343,615	16,312,828	(1,076,939)
BB&T Corp.	8,175	383,966	422
Belden, Inc.	24,451	1,770,038	58,163
Bemis Co., Inc.	149,894	7,720,672	(552,741)
Best Buy Co., Inc.	306,465	11,055,850	2,021,011

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR LONG-SHORT EQUITY FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Big Lots, Inc.	106,372	$5,748,837	$(407,898)
Biogen, Inc.	31,816	8,993,434	28,947
BlackRock, Inc.	4,409	1,507,020	170,781
Boeing Co. (The)	27,339	3,664,913	591,223
Booz Allen Hamilton Holding Corp.	146,067	4,706,264	562,373
Boston Beer Co., Inc. (The)	3,085	485,314	38,673
Boston Scientific Corp.	219,130	5,174,815	(435,033)
Brinker International, Inc.	41,217	2,022,022	19,456
Broadridge Financial Solutions, Inc.	85,122	5,684,820	(41,231)
Brocade Communications Systems, Inc.	872,705	8,285,036	2,615,049
Bruker Corp.	393,559	9,367,187	(1,031,607)
Brunswick Corp.	162,900	7,666,884	1,217,682
Buffalo Wild Wings, Inc.	2,412	373,836	(1,423)
Burlington Stores, Inc.	105,256	8,423,180	497,266
BWX Technologies, Inc.	205,276	7,555,508	593,949
CA, Inc.	229,083	7,730,847	(452,880)
Cable One, Inc.	609	378,424	209
Cabot Corp.	111,781	5,692,460	(43,048)
Cabot Oil & Gas Corp.	50,483	1,046,586	132,697
Cadence Design Systems, Inc.	141,617	3,618,555	(46,974)
Campbell Soup Co.	83,505	4,709,527	340,021
Capital One Financial Corp.	39,804	2,803,470	669,031
Cardinal Health, Inc.	11,895	947,648	(91,565)
Carlisle Cos., Inc.	114,325	12,160,707	448,197
Carter’s, Inc.	61,489	6,561,683	(1,249,648)
CDK Global, Inc.	11,920	668,404	43,100
CDW Corp.	108,859	4,657,142	1,013,323
Celanese Corp.	93,610	6,481,460	889,391
Celgene Corp.	28,910	3,065,949	280,384
Centene Corp.	20,733	1,171,696	(75)
CenterPoint Energy, Inc.	316,438	7,397,363	399,669
CenturyLink, Inc.	128,727	3,909,471	(848,343)
Charles River Laboratories International, Inc.	60,456	5,147,828	(541,686)
Cheesecake Factory, Inc. (The)	51,009	2,632,288	422,131
Chemical Financial Corp.	7,095	384,718	(382)
Chico’s FAS, Inc.	190,641	2,384,731	358,593
Choice Hotels International, Inc.	9,784	504,149	44,244
Church & Dwight Co., Inc.	39,273	1,952,443	(216,969)
Cinemark Holdings, Inc.	10,023	384,563	(80)
Cintas Corp.	53,189	5,519,001	627,520
Cirrus Logic, Inc.	105,162	5,820,800	125,059

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Cisco Systems, Inc.	342,707	$10,367,199	$(10,594)
Citigroup, Inc.	72,923	3,265,970	1,067,844
Citizens Financial Group, Inc.	274,771	8,674,318	1,115,773
Citrix Systems, Inc.	58,546	5,041,633	187,110
CME Group, Inc.	3,305	380,926	306
CNO Financial Group, Inc.	130,340	2,467,016	28,995
Coach, Inc.	25,939	1,017,849	(109,465)
Comcast Corp.	122,665	7,926,927	543,091
Comerica, Inc.	69,887	3,446,557	1,313,446
Commerce Bancshares, Inc.	73,373	3,574,500	667,194
Commercial Metals Co.	329,908	5,794,793	1,390,604
CommScope Holding Co., Inc.	21,680	801,431	5,065
CommVault Systems, Inc.	11,004	588,878	(23,272)
Computer Sciences Corp.	34,595	1,716,263	339,372
Conagra Brands, Inc.	54,066	2,567,840	(429,529)
ConocoPhillips	139,343	5,664,783	1,321,875
CONSOL Energy, Inc.	290,910	5,824,909	(521,620)
Consolidated Edison, Inc.	165,445	12,799,670	(609,683)
Constellation Brands, Inc.	30,207	4,584,558	46,477
Convergys Corp.	164,620	4,534,578	(491,511)
CoreLogic, Inc.	64,878	2,532,040	(142,583)
Corning, Inc.	340,676	7,867,281	400,926
CR Bard, Inc.	10,691	2,468,615	(66,775)
Cracker Barrel Old Country Store, Inc.	2,265	379,120	(910)
Crane Co.	82,880	5,534,600	442,705
Crown Holdings, Inc.	132,173	7,057,008	(108,673)
CSX Corp.	224,107	6,674,023	1,378,142
Cummins, Inc.	137,860	17,694,349	1,146,977
Curtiss-Wright Corp.	59,665	5,661,383	207,266
CVS Health Corp.	4,826	380,409	410
Dana, Inc.	303,916	3,899,126	1,869,200
Danaher Corp.	67,907	5,334,796	(48,915)
Darden Restaurants, Inc.	49,666	3,107,083	504,628
Dean Foods Co.	179,913	3,310,783	607,722
Delta Air Lines, Inc.	284,455	12,588,653	1,403,688
Deluxe Corp.	34,263	2,279,211	174,362
DeVry Education Group, Inc.	120,502	3,035,521	724,142
Diamond Offshore Drilling, Inc.	138,842	2,832,652	(375,149)
Dick’s Sporting Goods, Inc.	98,015	5,286,906	(82,309)
Dillard’s, Inc.	51,290	3,353,209	(137,839)
Discover Financial Services	74,778	4,307,183	1,083,563
Dolby Laboratories, Inc.	113,804	5,493,386	(350,583)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR LONG-SHORT EQUITY FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Dollar General Corp.	7,741	$707,931	$(134,556)
Domino’s Pizza, Inc.	9,159	1,307,897	150,582
Domtar Corp.	58,871	2,135,718	162,017
Dover Corp.	51,896	3,719,289	169,279
Dow Chemical Co. (The)	68,994	3,698,764	249,073
DR Horton, Inc.	262,740	8,154,024	(973,339)
Dr. Pepper Snapple Group, Inc.	67,471	6,519,048	(401,452)
Dril-Quip, Inc.	66,785	3,511,249	499,190
DST Systems, Inc.	52,846	5,844,766	(182,317)
DTE Energy Co.	110,635	10,622,630	276,024
Dun & Bradstreet Corp. (The)	21,780	2,789,743	(147,394)
E*TRADE Financial Corp.	127,111	4,428,232	(23,836)
Eagle Materials, Inc.	20,168	1,862,687	124,466
East West Bancorp, Inc.	7,540	384,459	(1,201)
Eastman Chemical Co.	93,188	6,602,033	406,636
Eaton Corp. plc	68,516	4,356,067	240,672
eBay, Inc.	476,600	13,008,514	1,141,740
Edison International	44,823	3,369,554	(142,746)
Electronic Arts, Inc.	32,882	2,595,264	(5,478)
EMCOR Group, Inc.	42,809	3,066,734	(37,569)
Emerson Electric Co.	77,279	4,159,063	149,241
Energen Corp.	47,197	2,409,917	311,934
Energizer Holdings, Inc.	14,213	702,792	(68,750)
EnerSys	15,427	1,226,085	(21,236)
Entergy Corp.	153,568	11,863,154	(580,513)
EOG Resources, Inc.	3,784	383,347	(785)
Equifax, Inc.	30,046	3,756,520	(204,181)
Estee Lauder Cos., Inc. (The)	36,211	3,291,933	(522,154)
Esterline Technologies Corp.	71,230	4,704,155	1,649,561
Everest Re Group Ltd.	20,796	3,789,147	711,107
Exelon Corp.	102,115	3,737,125	(113,063)
F5 Networks, Inc.	48,085	5,773,961	1,184,900
Facebook, Inc.	28,415	3,464,056	(194,910)
Fair Isaac Corp.	19,002	2,340,501	(75,082)
Fifth Third BanCorp.	216,621	5,801,524	40,745
First American Financial Corp.	62,256	2,487,470	(207,032)
FirstEnergy Corp.	205,384	7,279,097	(918,355)
Fiserv, Inc.	37,540	3,854,400	135,351
Flex Ltd.	634,305	8,425,687	689,276
FLIR Systems, Inc.	98,102	3,351,952	198,359
Foot Locker, Inc.	65,176	4,069,795	550,532
Ford Motor Co.	59,140	713,045	4,324
Fortive Corp.	23,005	1,237,475	(3,717)
Fortune Brands Home & Security, Inc.	25,139	1,420,469	(76,538)
Franklin Resources, Inc.	85,986	3,043,467	359,859
FTI Consulting, Inc.	91,800	3,896,625	241,719
Fulton Financial Corp.	51,965	817,129	159,813
GameStop Corp.	15,027	381,873	(2,291)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
General Dynamics Corp.	19,187	$2,705,367	$607,460
General Motors Co.	378,979	11,833,878	1,369,750
Genpact Ltd.	126,685	3,182,338	(98,825)
Genuine Parts Co.	42,628	4,250,825	(178,146)
Gilead Sciences, Inc.	182,298	14,646,121	(1,591,761)
Goodyear Tire & Rubber Co. (The)	93,907	2,723,613	175,296
Graham Holdings Co.	2,573	1,294,039	23,208
Graphic Packaging Holding Co.	667,468	8,699,673	(369,672)
Greif, Inc.	27,450	1,349,005	59,454
Groupon, Inc.	600,038	2,310,146	(318,020)
Halliburton Co.	32,753	1,760,146	11,464
Hanover Insurance Group, Inc. (The)	10,039	831,530	82,119
Hartford Financial Services Group, Inc. (The)	59,447	2,659,416	173,233
Hasbro, Inc.	4,900	380,999	172
Hawaiian Electric Industries, Inc.	66,823	2,019,898	189,939
HD Supply Holdings, Inc.	177,028	6,401,163	1,124,297
Herman Miller, Inc.	179,252	5,737,123	393,295
Hershey Co. (The)	20,016	2,104,541	(34,286)
Hewlett Packard Enterprise Co.	893,670	20,540,204	139,320
Home Depot, Inc. (The)	9,669	1,318,133	(21,714)
Honeywell International, Inc.	78,848	8,899,379	235,161
HP, Inc.	1,106,367	15,656,383	762,104
HSN, Inc.	28,659	1,363,104	(380,100)
Hubbell, Inc.	49,016	5,223,095	497,072
Huntington Bancshares, Inc.	58,829	775,235	2,484
Huntington Ingalls Industries, Inc.	108,173	18,199,298	1,725,087
Huntsman Corp.	707,740	11,741,717	1,761,963
IAC/InterActiveCorp.	38,249	2,321,205	156,948
IDACORP, Inc.	28,941	2,293,202	37,995
Illinois Tool Works, Inc.	51,031	6,006,505	242,751
Ingersoll-Rand plc	238,460	16,092,157	1,801,881
Ingredion, Inc.	83,576	11,096,935	(653,278)
Integrated Device Technology, Inc.	199,459	4,170,640	528,614
Intel Corp.	159,630	5,595,251	194,529
InterDigital, Inc.	79,610	6,183,430	1,088,943
International Business Machines Corp.	30,390	4,858,145	186,291
International Game Technology plc	295,093	7,733,818	(203,044)
International Paper Co.	247,902	11,379,265	1,774,416
Interpublic Group of Cos., Inc. (The)	369,202	8,451,735	191,284
Intuit, Inc.	36,393	3,986,642	184,360

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR LONG-SHORT EQUITY FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Intuitive Surgical, Inc.	3,891	$2,696,707	$(229,152)
Invesco Ltd.	130,172	3,711,641	237,777
ITT, Inc.	31,641	1,078,691	141,703
j2 Global, Inc.	29,924	1,988,731	459,052
Jabil Circuit, Inc.	249,229	5,158,449	740,801
Jack Henry & Associates, Inc.	44,581	3,869,056	88,845
Jack in the Box, Inc.	26,747	2,409,608	576,427
Jacobs Engineering Group, Inc.	142,053	7,708,787	388,234
Jazz Pharmaceuticals plc	27,660	3,272,206	(256,436)
JetBlue Airways Corp.	119,476	2,211,501	467,151
JM Smucker Co. (The)	23,842	3,382,808	(329,602)
John Wiley & Sons, Inc.	62,654	3,435,964	(21,321)
Johnson & Johnson	99,799	11,988,295	(490,452)
JPMorgan Chase & Co.	110,145	7,451,910	2,052,502
Juniper Networks, Inc.	108,377	2,508,928	553,806
Kansas City Southern	4,511	382,446	312
Kate Spade & Co.	98,784	1,922,473	(78,175)
KB Home	188,590	3,071,659	(90,051)
Kennametal, Inc.	91,056	2,300,402	546,009
KeyCorp.	588,546	9,118,876	1,633,860
Keysight Technologies, Inc.	20,151	736,782	140
Kimberly-Clark Corp.	79,276	9,945,227	(898,250)
KLA-Tencor Corp.	79,070	5,928,109	293,119
Kohl’s Corp.	66,484	2,743,435	539,545
L-3 Communications Holdings, Inc.	97,894	14,343,372	547,284
Laboratory Corp. of America Holdings	14,408	1,966,176	(116,477)
Lam Research Corp.	33,152	2,961,468	543,693
Lancaster Colony Corp.	29,048	3,739,154	367,942
Landstar System, Inc.	4,487	384,181	(1,440)
Las Vegas Sands Corp.	164,840	9,283,581	(479,476)
Lear Corp.	121,980	14,042,019	2,104,474
Leggett & Platt, Inc.	18,078	953,005	(69,353)
Leidos Holdings, Inc.	142,296	6,039,086	1,237,932
Lennox International, Inc.	42,832	6,352,581	207,996
Lincoln Electric Holdings, Inc.	36,821	2,477,127	345,939
Lincoln National Corp.	146,648	6,630,177	3,088,186
LKQ Corp.	14,515	466,981	(22,097)
Lockheed Martin Corp.	1,521	380,561	(403)
Lowe’s Cos., Inc.	40,907	3,314,678	(405,372)
Lululemon Athletica, Inc.	8,816	508,306	64,646
LyondellBasell Industries NV	92,760	7,304,086	652,867
Macy’s, Inc.	58,535	2,067,112	29,026
Mallinckrodt plc	72,824	4,659,541	(1,031,450)
ManpowerGroup, Inc.	98,180	6,841,258	1,883,999
Marathon Petroleum Corp.	75,253	2,787,371	1,001,617

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
MarketAxess Holdings, Inc.	40,566	$6,286,045	$(326,089)
Marvell Technology Group Ltd.	301,546	3,039,584	1,142,859
Masco Corp.	295,198	10,020,436	(686,275)
Maxim Integrated Products, Inc.	120,118	4,788,069	(155,118)
McKesson Corp.	53,414	8,366,740	(864,743)
Medtronic plc	23,886	1,988,043	(286,643)
Merck & Co., Inc.	115,307	6,928,613	(140,490)
Meredith Corp.	45,310	2,294,216	385,871
MetLife, Inc.	116,206	5,601,466	660,875
Mettler-Toledo International, Inc.	9,433	3,831,626	116,650
Michael Kors Holdings Ltd.	143,792	7,350,125	(1,169,945)
Michaels Cos., Inc. (The)	42,814	1,162,330	(286,783)
Micron Technology, Inc.	165,670	2,276,679	1,354,808
Microsoft Corp.	160,475	9,084,650	887,267
Mohawk Industries, Inc.	5,940	1,138,600	47,500
Molina Healthcare, Inc.	24,951	1,310,177	43,664
Morgan Stanley	193,376	6,264,311	1,905,825
Morningstar, Inc.	8,160	671,748	(71,498)
MSC Industrial Direct Co., Inc.	56,235	4,145,883	1,049,669
MSCI, Inc.	64,938	5,283,393	(167,578)
Murphy USA, Inc.	51,018	3,812,747	(676,670)
Nabors Industries Ltd.	286,870	4,365,555	339,113
Nasdaq, Inc.	151,197	10,276,577	(128,234)
Navient Corp.	102,409	1,684,808	(2,228)
NCR Corp.	96,306	3,248,290	657,881
NetApp, Inc.	146,271	4,491,309	667,669
NeuStar, Inc.	39,220	945,202	364,746
New York Times Co. (The)	167,708	2,087,245	143,272
Newmont Mining Corp.	264,677	9,342,671	(325,126)
NiSource, Inc.	213,165	5,175,184	(455,711)
Norfolk Southern Corp.	105,954	9,875,844	1,574,605
Northrop Grumman Corp.	61,175	13,632,165	595,917
Nu Skin Enterprises, Inc.	179,669	9,377,246	(792,661)
Nuance Communications, Inc.	108,544	1,625,257	(7,952)
Nucor Corp.	116,879	6,196,296	760,342
NVIDIA Corp.	22,356	1,363,560	1,022,720
NVR, Inc.	3,341	5,375,278	200,851
Oceaneering International, Inc.	189,632	5,373,971	(24,453)
Office Depot, Inc.	227,559	828,429	200,138
Old Republic International Corp.	181,402	3,256,865	189,773
Omnicom Group, Inc.	60,854	4,997,903	181,381
ONE Gas, Inc.	34,927	2,185,639	48,292
Oracle Corp.	30,450	1,267,502	(96,699)
Orbital ATK, Inc.	35,488	2,809,761	303,602

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR LONG-SHORT EQUITY FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Oshkosh Corp.	128,952	$7,810,884	$520,704
Owens Corning	199,589	10,737,905	(447,096)
PACCAR, Inc.	9,417	519,562	82,184
Packaging Corp. of America	24,680	1,926,334	167,023
Parker-Hannifin Corp.	88,413	10,676,938	1,700,882
Parsley Energy, Inc.	14,922	525,257	594
PepsiCo, Inc.	17,166	1,873,136	(77,057)
PerkinElmer, Inc.	36,745	1,975,418	(59,166)
Pfizer, Inc.	222,897	7,739,197	(499,503)
PG&E Corp.	107,749	6,821,393	(273,486)
Pilgrim’s Pride Corp.	181,116	3,952,456	(513,063)
Pinnacle West Capital Corp.	97,252	7,635,147	(46,573)
Plantronics, Inc.	49,592	2,312,967	402,691
PNC Financial Services Group, Inc. (The)	151,634	13,831,332	3,903,781
PolyOne Corp.	48,484	1,464,776	88,651
Popular, Inc.	131,687	5,124,654	645,870
PPG Industries, Inc.	50,953	4,788,190	40,117
ProAssurance Corp.	7,259	372,314	35,642
Procter & Gamble Co. (The)	122,145	10,535,590	(265,638)
Progressive Corp. (The)	56,030	1,806,995	182,070
Prudential Financial, Inc.	83,611	6,788,745	1,911,815
Public Service Enterprise Group, Inc.	347,861	15,820,534	(556,393)
PulteGroup, Inc.	133,004	2,468,085	(23,472)
PVH Corp.	53,136	5,501,927	(706,934)
QEP Resources, Inc.	83,721	1,516,062	25,242
Qorvo, Inc.	14,438	900,260	(138,944)
QUALCOMM, Inc.	90,075	5,180,610	692,280
Quanta Services, Inc.	252,530	6,538,382	2,262,289
Quest Diagnostics, Inc.	29,810	2,456,559	282,980
Quintiles IMS Holdings, Inc.	62,022	4,569,669	147,104
Ralph Lauren Corp.	7,411	747,196	(77,834)
Raymond James Financial, Inc.	44,755	2,906,386	193,793
Raytheon Co.	87,764	12,202,570	259,918
Regal Beloit Corp.	49,787	3,045,433	402,317
Regions Financial Corp.	1,022,533	12,701,075	1,982,499
Reinsurance Group of America, Inc.	74,202	7,913,600	1,423,237
Reliance Steel & Aluminum Co.	115,368	8,857,711	318,659
Republic Services, Inc.	54,442	2,796,902	309,014
Rice Energy, Inc.	253,790	5,785,142	(366,726)
Robert Half International, Inc.	45,015	1,727,799	468,033
Rockwell Automation, Inc.	51,265	6,117,183	772,833
Ross Stores, Inc.	53,068	3,244,494	236,767
Rowan Cos. plc	80,963	1,353,515	175,876
RPM International, Inc.	56,282	2,839,320	190,340

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
RR Donnelley & Sons Co.	104,225	$2,506,132	$(805,180)
SCANA Corp.	163,281	12,015,081	(49,850)
Schlumberger Ltd.	4,535	381,035	(321)
Science Applications International Corp.	44,628	3,401,766	382,688
Scripps Networks Interactive, Inc.	34,712	2,233,167	244,229
Seagate Technology plc	64,901	2,103,514	373,758
Sherwin-Williams Co. (The)	5,324	1,303,888	126,883
Silicon Laboratories, Inc.	26,788	1,496,725	244,495
Skechers U.S.A., Inc.	103,867	3,383,987	(830,936)
Skyworks Solutions, Inc.	13,569	1,017,488	(4,427)
Snap-on, Inc.	13,532	2,117,804	199,822
Sonoco Products Co.	150,986	7,713,403	243,559
Southwest Airlines Co.	31,488	1,359,652	209,710
Southwest Gas Corp.	10,255	768,077	17,661
Southwestern Energy Co.	370,403	4,330,016	(322,256)
Spirit AeroSystems Holdings, Inc.	278,216	13,385,518	2,848,385
Stanley Black & Decker, Inc.	81,516	9,703,825	(354,755)
Staples, Inc.	96,110	832,351	37,444
State Street Corp.	96,545	7,148,281	355,196
Steel Dynamics, Inc.	316,993	8,520,153	2,758,458
SunTrust Banks, Inc.	198,186	8,822,154	2,048,348
SUPERVALU, Inc.	98,347	524,190	(64,909)
Symantec Corp.	62,412	1,298,170	192,853
Synaptics, Inc.	116,995	6,272,400	(3,808)
Synchrony Financial	205,703	5,825,140	1,635,708
SYNNEX Corp.	65,103	6,687,676	1,191,089
Synopsys, Inc.	127,446	7,309,263	192,208
Synovus Financial Corp.	40,160	1,417,643	232,130
Sysco Corp.	23,420	1,223,386	73,380
TE Connectivity Ltd.	52,983	3,257,047	413,616
Tech Data Corp.	133,325	10,378,106	911,855
TEGNA, Inc.	45,192	919,971	46,686
Teledyne Technologies, Inc.	10,591	1,131,483	171,210
Teleflex, Inc.	19,815	3,036,287	156,900
Telephone & Data Systems, Inc.	36,323	1,138,363	(89,718)
Teradata Corp.	124,397	3,724,829	(344,962)
Teradyne, Inc.	329,101	6,969,643	1,389,522
Tesoro Corp.	71,724	5,490,621	781,642
Texas Instruments, Inc.	124,780	8,616,884	488,313
Texas Roadhouse, Inc.	17,744	747,767	108,204
Textron, Inc.	107,400	4,253,945	961,399
Thor Industries, Inc.	101,153	7,681,134	2,439,224
Timken Co. (The)	153,778	5,193,225	911,762

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR LONG-SHORT EQUITY FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
TJX Cos., Inc. (The)	73,980	$5,846,110	$(287,993)
Toll Brothers, Inc.	45,741	1,299,469	118,502
Torchmark Corp.	48,582	3,147,441	435,967
Toro Co. (The)	81,959	3,947,449	638,157
Total System Services, Inc.	39,627	2,175,126	(232,214)
Travelers Cos., Inc. (The)	62,831	7,101,618	590,153
Trimble, Inc.	23,794	663,637	53,752
Tupperware Brands Corp.	43,365	2,648,519	(366,652)
Tyson Foods, Inc.	299,533	20,566,756	(2,091,561)
U.S. Bancorp	79,378	3,467,865	609,783
UGI Corp.	157,374	7,211,907	39,887
Ulta Salon Cosmetics & Fragrance, Inc.	1,484	379,046	(715)
Union Pacific Corp.	61,647	5,626,539	765,022
United Continental Holdings, Inc.	139,979	6,674,785	3,526,885
United Natural Foods, Inc.	19,356	927,764	(4,096)
United Rentals, Inc.	13,392	1,099,146	314,782
United Technologies Corp.	55,167	5,884,046	163,360
United Therapeutics Corp.	72,604	8,048,879	2,364,712
UnitedHealth Group, Inc.	60,311	8,506,239	1,145,933
Unum Group	270,281	9,843,694	2,029,751
Urban Outfitters, Inc.	271,242	7,929,718	(204,746)
Vail Resorts, Inc.	32,839	5,233,173	64,086
Valero Energy Corp.	132,405	6,835,279	2,210,631
Validus Holdings Ltd.	58,286	2,854,071	352,242
Vantiv, Inc.	28,758	1,696,434	18,118
VCA, Inc.	12,451	866,042	(11,281)
Vectren Corp.	66,707	3,408,891	69,879
Verizon Communications, Inc.	31,681	1,694,236	(3,104)
Versum Materials, Inc.	106,936	2,765,365	236,329
Vishay Intertechnology, Inc.	228,035	2,998,594	695,573
Visteon Corp.	60,054	4,233,097	591,641
VMware, Inc.	19,748	1,235,632	319,128
Voya Financial, Inc.	53,535	1,469,735	629,907
VWR Corp.	79,517	2,343,017	(352,707)
Waddell & Reed Financial, Inc.	104,970	1,940,901	107,064
Wal-Mart Stores, Inc.	167,959	12,287,010	(677,684)
Waste Management, Inc.	135,218	8,858,241	730,068
Waters Corp.	10,114	1,506,278	(147,058)
Watsco, Inc.	40,859	5,768,049	283,987
WellCare Health Plans, Inc.	130,794	14,970,840	2,958,402
Wells Fargo & Co.	113,800	5,244,227	1,027,291
Werner Enterprises, Inc.	19,348	491,485	29,943

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
WESCO International, Inc.	69,539	$4,219,222	$408,599
West Pharmaceutical Services, Inc.	63,879	4,873,872	544,983
Western Alliance Bancorp	26,183	1,024,000	251,374
Westlake Chemical Corp.	88,296	4,540,609	403,084
Whirlpool Corp.	44,104	7,222,775	794,009
Woodward, Inc.	39,578	2,483,407	249,454
World Fuel Services Corp.	104,286	4,871,865	(84,095)
Worthington Industries, Inc.	143,091	6,818,754	(30,517)
Wyndham Worldwide Corp.	34,743	2,496,715	156,608
Xcel Energy, Inc.	99,505	4,211,267	(161,413)
Xerox Corp.	792,475	7,690,706	(772,399)
Xilinx, Inc.	53,377	2,805,427	416,942
Xylem, Inc.	68,506	3,406,230	(13,813)
Yum! Brands, Inc.	18,082	1,511,779	(366,645)
Zynga, Inc.	916,188	2,567,079	(212,476)

			135,197,755

Total of Long Equity Positions			135,196,870

Short Positions

Common Stocks
Canada
Waste Connections, Inc.	(87,678)	(6,581,451)	(309,163)

Ireland
XL Group Ltd.	(191,428)	(6,509,880)	(622,727)

Singapore
Broadcom Ltd.	(9,922)	(1,693,252)	(60,660)

Sweden
Autoliv, Inc.	(11,131)	(1,207,626)	(51,847)

United Kingdom
Liberty Global plc	(518,447)	(16,402,470)	543,177
Pentair plc	(55,896)	(3,513,154)	379,065

			922,242

United States
Abbott Laboratories	(135,168)	(5,686,905)	495,102
Acadia Healthcare Co., Inc.	(499,480)	(23,359,469)	6,826,681
ACI Worldwide, Inc.	(129,571)	(2,432,713)	80,999
Acuity Brands, Inc.	(35,832)	(9,090,648)	818,473
Acxiom Corp.	(34,337)	(780,823)	(139,408)
Advance Auto Parts, Inc.	(68,487)	(10,432,702)	(1,149,819)
AECOM	(120,602)	(3,757,463)	(627,626)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR LONG-SHORT EQUITY FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Agios Pharmaceuticals, Inc.	(21,255)	$(973,802)	$86,830
Air Lease Corp.	(204,976)	(6,016,187)	(1,020,639)
Akorn, Inc.	(133,882)	(3,580,312)	657,668
Alexion Pharmaceuticals, Inc.	(6,226)	(831,900)	70,149
Alkermes plc	(129,862)	(6,432,668)	(785,062)
Alleghany Corp.	(2,712)	(1,435,317)	(213,905)
Allegheny Technologies, Inc.	(255,187)	(3,901,795)	(163,334)
Allegion plc	(37,570)	(2,667,651)	263,171
Allergan plc	(91,262)	(20,366,863)	1,200,930
Alliance Data Systems Corp.	(43,585)	(9,134,902)	(824,271)
Alliant Energy Corp.	(70,540)	(2,730,623)	57,862
Allscripts Healthcare Solutions, Inc.	(81,066)	(835,672)	7,988
Ally Financial, Inc.	(301,224)	(5,459,255)	(270,026)
Alnylam Pharmaceuticals, Inc.	(150,098)	(7,661,863)	2,042,194
AMERCO	(6,055)	(1,954,950)	(282,918)
American Airlines Group, Inc.	(70,499)	(2,520,297)	(771,301)
American Express Co.	(43,580)	(2,874,497)	(353,910)
AmerisourceBergen Corp.	(38,708)	(2,934,222)	(92,356)
AMETEK, Inc.	(104,379)	(4,899,573)	(173,247)
Amphenol Corp.	(97,104)	(6,050,695)	(474,694)
AmTrust Financial Services, Inc.	(99,914)	(2,526,794)	(208,851)
Aon plc	(27,639)	(3,054,662)	(27,915)
Apache Corp.	(76,925)	(4,260,074)	(622,356)
AptarGroup, Inc.	(70,636)	(5,359,030)	170,815
Aqua America, Inc.	(57,649)	(1,962,948)	231,172
Arch Capital Group Ltd.	(26,722)	(2,110,403)	(195,438)
Arconic, Inc.	(143,078)	(4,134,218)	1,481,552
Arista Networks, Inc.	(26,656)	(1,952,846)	(626,655)
Armstrong World Industries, Inc.	(101,810)	(4,227,296)	(28,362)
ARRIS International plc	(233,696)	(5,835,389)	(1,205,871)
Arthur J Gallagher & Co.	(98,410)	(4,789,413)	(323,970)
Artisan Partners Asset Management, Inc.	(133,705)	(3,840,264)	(137,460)
Ascena Retail Group, Inc.	(749,991)	(5,010,145)	367,701
Ashland Global Holdings, Inc.	(15,911)	(1,926,345)	187,432
Associated Banc-Corp.	(40,600)	(739,629)	(263,191)
athenahealth, Inc.	(78,266)	(8,342,991)	111,756
Autodesk, Inc.	(96,140)	(6,421,269)	(694,052)
Automatic Data Processing, Inc.	(30,131)	(2,628,184)	(468,681)
AutoNation, Inc.	(80,109)	(3,987,256)	89,953
AutoZone, Inc.	(10,361)	(7,987,496)	(195,518)
Avangrid, Inc.	(45,295)	(1,992,658)	276,884

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Avis Budget Group, Inc.	(323,669)	$(11,574,427)	$(297,752)
Avon Products, Inc.	(190,943)	(1,071,133)	108,780
Axalta Coating Systems Ltd.	(214,021)	(5,868,106)	46,735
Ball Corp.	(276,994)	(20,219,384)	(574,556)
Bank of Hawaii Corp.	(23,528)	(1,635,431)	(451,267)
Bank of the Ozarks, Inc.	(226,658)	(9,010,599)	(2,909,345)
BankUnited, Inc.	(67,783)	(2,211,081)	(343,660)
Becton Dickinson and Co.	(12,581)	(2,204,074)	121,290
Bed Bath & Beyond, Inc.	(20,098)	(865,230)	48,447
BioMarin Pharmaceutical, Inc.	(120,936)	(10,211,770)	193,432
Bio-Rad Laboratories, Inc.	(19,041)	(2,984,854)	(485,939)
Bio-Techne Corp.	(52,839)	(5,858,139)	424,704
Black Hills Corp.	(69,807)	(4,342,817)	60,855
Black Knight Financial Services, Inc.	(10,149)	(389,620)	5,988
Blue Buffalo Pet Products, Inc.	(61,972)	(1,507,210)	17,403
BorgWarner, Inc.	(168,131)	(5,408,774)	(1,222,312)
Bristol-Myers Squibb Co.	(53,639)	(4,074,418)	939,755
Brookdale Senior Living, Inc.	(635,440)	(9,049,753)	1,157,588
Brown & Brown, Inc.	(87,208)	(3,165,505)	(746,646)
Brown-Forman Corp.	(203,705)	(9,725,045)	574,617
CalAtlantic Group, Inc.	(52,958)	(1,883,225)	82,123
Calpine Corp.	(246,800)	(2,802,795)	(18,129)
CarMax, Inc.	(152,144)	(8,267,082)	(1,529,471)
Carpenter Technology Corp.	(11,131)	(351,985)	(50,623)
Casey’s General Stores, Inc.	(28,228)	(3,396,170)	40,425
Catalent, Inc.	(216,468)	(5,394,180)	(441,797)
Caterpillar, Inc.	(51,763)	(4,369,645)	(430,855)
Cathay General Bancorp	(28,638)	(852,553)	(236,550)
CBOE Holdings, Inc.	(56,539)	(3,721,379)	(456,287)
CBS Corp.	(15,144)	(821,467)	(141,995)
CEB, Inc.	(78,647)	(4,583,971)	(182,037)
Cerner Corp.	(37,059)	(1,761,787)	6,302
CF Industries Holdings, Inc.	(559,810)	(13,804,594)	(3,818,224)
CH Robinson Worldwide, Inc.	(72,099)	(4,894,680)	(387,293)
Charles Schwab Corp. (The)	(159,952)	(4,812,329)	(1,500,976)
Charter Communications, Inc.	(11,006)	(2,748,533)	(420,314)
Cheniere Energy, Inc.	(344,067)	(14,116,816)	(137,879)
Chesapeake Energy Corp.	(433,401)	(2,168,645)	(873,830)
Chicago Bridge & Iron Co. NV	(26,731)	(934,191)	85,482

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR LONG-SHORT EQUITY FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Chipotle Mexican Grill, Inc.	(48,394)	$(18,628,859)	$368,835
Chubb Ltd.	(15,372)	(1,932,725)	(98,224)
Ciena Corp.	(290,150)	(5,867,721)	(1,214,841)
Cimarex Energy Co.	(5,109)	(604,446)	(89,867)
Cincinnati Financial Corp.	(12,148)	(917,996)	(2,215)
CIT Group, Inc.	(123,711)	(4,485,189)	(794,796)
Clean Harbors, Inc.	(103,653)	(5,403,867)	(364,422)
Clorox Co. (The)	(36,203)	(4,349,298)	4,214
CMS Energy Corp.	(43,885)	(1,971,753)	145,259
Coca-Cola Co. (The)	(523,823)	(21,722,724)	5,022
Cognex Corp.	(78,737)	(3,468,023)	(1,541,225)
Colfax Corp.	(14,218)	(448,433)	(62,420)
Colgate-Palmolive Co.	(112,999)	(7,404,743)	10,088
Compass Minerals International, Inc.	(91,755)	(6,746,984)	(442,021)
Concho Resources, Inc.	(58,515)	(7,315,738)	(443,351)
Cooper Cos., Inc. (The)	(24,197)	(4,387,800)	155,019
Copart, Inc.	(70,473)	(3,589,701)	(315,207)
Core Laboratories NV	(34,154)	(4,222,205)	122,358
CoStar Group, Inc.	(12,147)	(2,669,546)	379,958
Costco Wholesale Corp.	(61,614)	(9,563,914)	(301,104)
Coty, Inc.	(693,661)	(14,463,412)	1,762,479
Covanta Holding Corp.	(588,746)	(9,482,741)	298,304
Cree, Inc.	(47,009)	(1,244,262)	3,695
Cullen/Frost Bankers, Inc.	(30,700)	(2,113,615)	(595,046)
Cypress Semiconductor Corp.	(489,360)	(5,467,265)	(131,014)
DaVita, Inc.	(155,309)	(10,073,761)	102,923
Delphi Automotive plc	(57,275)	(3,988,500)	131,029
Denbury Resources, Inc.	(146,241)	(416,123)	(122,044)
DENTSPLY SIRONA, Inc.	(107,803)	(6,279,480)	56,013
Devon Energy Corp.	(42,427)	(1,594,861)	(342,780)
DexCom, Inc.	(255,068)	(18,786,290)	3,558,731
Diebold Nixdorf, Inc.	(363,528)	(9,290,485)	147,756
Discovery Communications, Inc.	(308,967)	(8,036,530)	(432,255)
DISH Network Corp.	(122,502)	(6,621,417)	(475,124)
Dollar Tree, Inc.	(79,909)	(7,649,689)	1,482,312
Dominion Resources, Inc.	(338,573)	(26,002,573)	71,267
Donaldson Co., Inc.	(36,867)	(1,307,304)	(244,060)
Dunkin’ Brands Group, Inc.	(187,124)	(8,973,267)	(839,515)
Dycom Industries, Inc.	(4,676)	(376,325)	889
Eaton Vance Corp.	(20,971)	(791,834)	(86,431)
Ecolab, Inc.	(49,012)	(5,818,585)	73,398
Edgewell Personal Care Co.	(17,027)	(1,244,290)	1,489
Eli Lilly & Co.	(81,541)	(6,075,006)	77,666
Endo International plc	(138,844)	(2,593,090)	306,330

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Ensco plc	(129,945)	$(1,065,276)	$(197,789)
Envision Healthcare Corp.	(158,710)	(10,539,218)	494,462
EQT Corp.	(21,036)	(1,502,087)	126,333
Eversource Energy	(54,499)	(3,062,204)	52,224
Expedia, Inc.	(20,160)	(2,323,917)	40,193
Expeditors International of Washington, Inc.	(59,041)	(3,034,929)	(91,882)
Exxon Mobil Corp.	(7,786)	(738,269)	35,504
FactSet Research Systems, Inc.	(2,423)	(396,631)	640
Fastenal Co.	(332,474)	(14,576,336)	(1,043,293)
Fidelity National Information Services, Inc.	(29,440)	(2,294,945)	68,104
FireEye, Inc.	(752,026)	(10,567,472)	1,618,363
First Data Corp.	(1,098,274)	(14,257,592)	(1,326,916)
First Horizon National Corp.	(153,447)	(2,255,339)	(815,135)
First Republic Bank	(16,075)	(1,142,933)	(338,218)
First Solar, Inc.	(11,732)	(378,502)	2,022
Fitbit, Inc.	(131,527)	(1,041,308)	78,531
FleetCor Technologies, Inc.	(21,835)	(3,429,828)	339,739
Flowers Foods, Inc.	(258,559)	(3,988,840)	(1,174,584)
Flowserve Corp.	(80,134)	(3,518,555)	(331,883)
Fluor Corp.	(7,259)	(382,005)	762
FMC Corp.	(66,819)	(3,272,795)	(506,488)
FNB Corp.	(301,065)	(3,857,914)	(968,158)
FNF Group	(150,041)	(5,530,610)	435,217
Fossil Group, Inc.	(112,222)	(3,267,734)	365,673
Freeport-McMoRan, Inc.	(209,378)	(2,703,173)	(58,523)
Frontier Communications Corp.	(3,529,303)	(15,368,430)	3,439,385
Garmin Ltd.	(11,200)	(539,410)	(3,678)
Gartner, Inc.	(17,582)	(1,559,232)	(217,781)
GATX Corp.	(105,446)	(4,940,006)	(1,553,359)
General Electric Co.	(259,610)	(8,245,985)	42,309
Genesee & Wyoming, Inc.	(116,783)	(7,763,591)	(342,317)
Gentex Corp.	(136,503)	(2,218,584)	(469,160)
Global Payments, Inc.	(153,320)	(11,274,664)	632,723
GoDaddy, Inc.	(82,374)	(2,662,257)	(216,715)
Graco, Inc.	(7,336)	(550,516)	(59,032)
Granite Construction, Inc.	(69,907)	(3,481,740)	(363,145)
Great Plains Energy, Inc.	(17,417)	(492,919)	16,564
Guess?, Inc.	(109,456)	(1,499,334)	174,916
Guidewire Software, Inc.	(101,117)	(5,670,530)	682,428
H&R Block, Inc.	(135,282)	(3,132,728)	22,595
Hain Celestial Group, Inc. (The)	(73,550)	(3,516,102)	645,446

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR LONG-SHORT EQUITY FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Halyard Health, Inc.	(133,801)	$(4,682,131)	$(265,830)
Hancock Holding Co.	(59,661)	(1,670,696)	(900,693)
Hanesbrands, Inc.	(262,290)	(6,861,569)	1,203,974
Harley-Davidson, Inc.	(53,113)	(2,838,169)	(260,443)
Harris Corp.	(68,447)	(6,065,976)	(947,788)
HEICO Corp.	(33,792)	(2,343,697)	(263,356)
Henry Schein, Inc.	(41,509)	(6,754,886)	457,556
Hertz Global Holdings, Inc.	(87,568)	(2,017,915)	129,949
Hess Corp.	(60,551)	(3,366,302)	(405,420)
Hexcel Corp.	(68,851)	(2,897,068)	(644,628)
Hill-Rom Holdings, Inc.	(22,230)	(1,147,385)	(100,607)
Hilton Worldwide Holdings, Inc.	(94,738)	(2,289,610)	(287,264)
HollyFrontier Corp.	(35,852)	(889,498)	(285,014)
Hologic, Inc.	(60,154)	(2,398,888)	(14,490)
Howard Hughes Corp. (The)	(47,348)	(5,514,939)	112,532
IDEXX Laboratories, Inc.	(15,306)	(1,435,091)	(359,844)
IHS Markit Ltd.	(330,854)	(11,857,690)	142,149
Illumina, Inc.	(102,249)	(15,627,595)	2,535,633
Incyte Corp.	(46,723)	(3,843,206)	(841,710)
International Flavors & Fragrances, Inc.	(42,772)	(5,751,079)	711,254
Intrexon Corp.	(15,666)	(381,613)	929
Ionis Pharmaceuticals, Inc.	(38,568)	(1,361,016)	(483,691)
IPG Photonics Corp.	(26,285)	(2,366,263)	(228,330)
JB Hunt Transport Services, Inc.	(79,180)	(6,434,674)	(1,251,329)
JC Penney Co., Inc.	(860,945)	(7,503,257)	348,804
Juno Therapeutics, Inc.	(82,493)	(1,968,016)	413,023
KAR Auction Services, Inc.	(22,820)	(966,199)	(6,390)
Kellogg Co.	(13,469)	(1,008,732)	15,932
Kirby Corp.	(88,237)	(5,284,549)	(583,212)
KLX, Inc.	(204,384)	(7,421,489)	(1,798,273)
Knowles Corp.	(443,037)	(6,861,629)	(541,519)
Kosmos Energy Ltd.	(678,890)	(3,943,037)	(815,982)
Kraft Heinz Co. (The)	(38,162)	(3,393,287)	60,981
L Brands, Inc.	(84,451)	(6,062,714)	502,460
Laredo Petroleum, Inc.	(271,686)	(3,088,421)	(753,219)
Legg Mason, Inc.	(24,512)	(764,561)	31,407
Lennar Corp.	(115,836)	(5,347,359)	374,519
Leucadia National Corp.	(272,479)	(4,948,044)	(1,387,093)
Liberty Broadband Corp.	(31,407)	(1,946,920)	(379,397)
LifePoint Health, Inc.	(98,941)	(5,731,923)	112,074
Lions Gate Entertainment Corp., Class A	(162,922)	(3,444,556)	(553,549)
Lions Gate Entertainment Corp., Class B	(136,178)	(2,782,135)	(881,053)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
LivaNova plc	(50,900)	$(2,765,736)	$476,763
Live Nation Entertainment, Inc.	(168,235)	(4,258,351)	(216,700)
Loews Corp.	(84,301)	(3,476,573)	(471,243)
Louisiana-Pacific Corp.	(99,430)	(1,958,771)	76,561
LPL Financial Holdings, Inc.	(46,029)	(1,405,201)	(215,480)
M&T Bank Corp.	(15,080)	(1,787,432)	(571,532)
Macquarie Infrastructure Corp.	(100,801)	(7,785,995)	(449,447)
Madison Square Garden Co. (The)	(30,014)	(5,326,810)	179,109
Manhattan Associates, Inc.	(21,957)	(1,167,365)	2,986
Manitowoc Foodservice, Inc.	(179,132)	(3,072,749)	(389,873)
Marathon Oil Corp.	(139,147)	(2,075,321)	(333,313)
Markel Corp.	(11,266)	(10,180,636)	(9,461)
Marriott International, Inc.	(4,570)	(378,806)	958
Marsh & McLennan Cos., Inc.	(39,375)	(2,616,863)	(44,494)
Martin Marietta Materials, Inc.	(11,131)	(2,222,669)	(243,182)
Mastercard, Inc.	(58,567)	(5,474,174)	(572,868)
Mattel, Inc.	(76,122)	(2,487,637)	390,476
MAXIMUS, Inc.	(86,530)	(4,933,189)	105,681
McCormick & Co., Inc.	(25,099)	(2,428,495)	86,005
McDonald’s Corp.	(28,741)	(3,232,543)	(265,811)
MDU Resources Group, Inc.	(202,142)	(4,932,265)	(883,361)
Mead Johnson Nutrition Co.	(101,708)	(8,428,508)	1,231,650
MEDNAX, Inc.	(205,529)	(14,035,079)	334,516
Mercury General Corp.	(58,614)	(3,207,875)	(321,274)
Microchip Technology, Inc.	(136,876)	(8,163,480)	(617,115)
Microsemi Corp.	(103,057)	(3,767,173)	(1,794,813)
Middleby Corp. (The)	(67,113)	(7,824,102)	(820,723)
Mondelez International, Inc.	(279,611)	(12,494,056)	98,901
Monster Beverage Corp.	(127,806)	(6,543,282)	876,364
Moody’s Corp.	(23,233)	(2,425,754)	235,579
Mosaic Co. (The)	(281,896)	(7,751,088)	(516,922)
Murphy Oil Corp.	(42,210)	(1,168,659)	(145,339)
Mylan NV	(10,244)	(391,598)	790
National Fuel Gas Co.	(68,303)	(3,895,868)	27,186
National Instruments Corp.	(175,536)	(5,077,176)	(332,843)
National Oilwell Varco, Inc.	(60,097)	(1,997,675)	(252,357)
Netflix, Inc.	(27,501)	(2,687,897)	(716,727)
NetScout Systems, Inc.	(302,776)	(7,602,496)	(1,934,948)
Neurocrine Biosciences, Inc.	(144,082)	(6,767,504)	1,191,530

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR LONG-SHORT EQUITY FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
New Jersey Resources Corp.	(51,136)	$(1,724,474)	$(90,854)
Newell Brands, Inc.	(145,768)	(7,334,990)	826,449
Newfield Exploration Co.	(64,845)	(2,889,493)	263,271
NewMarket Corp.	(2,439)	(1,035,599)	1,854
News Corp.	(66,163)	(759,736)	1,508
NextEra Energy, Inc.	(16,912)	(2,131,896)	111,589
Nielsen Holdings plc	(119,867)	(6,435,735)	1,407,314
NIKE, Inc.	(165,665)	(8,429,174)	8,422
Noble Corp. plc	(809,139)	(4,314,977)	(475,126)
Noble Energy, Inc.	(72,489)	(2,653,099)	(105,833)
Norwegian Cruise Line Holdings Ltd.	(199,171)	(7,953,177)	(517,566)
NOW, Inc.	(140,847)	(3,041,675)	158,537
NRG Energy, Inc.	(675,380)	(8,211,250)	(68,908)
NuVasive, Inc.	(37,507)	(2,510,336)	(16,136)
Occidental Petroleum Corp.	(76,550)	(5,877,234)	424,577
OGE Energy Corp.	(104,299)	(3,360,604)	(128,198)
Oil States International, Inc.	(33,254)	(1,043,934)	(252,972)
Old Dominion Freight Line, Inc.	(69,761)	(4,922,930)	(1,061,866)
Olin Corp.	(308,822)	(7,093,739)	(815,192)
ON Semiconductor Corp.	(29,433)	(377,762)	2,197
OneMain Holdings, Inc.	(60,684)	(1,752,891)	409,347
ONEOK, Inc.	(120,203)	(5,771,023)	(1,129,831)
O’Reilly Automotive, Inc.	(17,231)	(4,738,270)	(59,013)
Owens-Illinois, Inc.	(292,796)	(5,369,979)	272,401
PacWest Bancorp	(150,274)	(6,294,169)	(1,886,747)
Palo Alto Networks, Inc.	(117,291)	(15,138,743)	471,503
Pandora Media, Inc.	(1,057,828)	(13,709,232)	(84,845)
Panera Bread Co.	(36,416)	(7,251,659)	(216,898)
Patheon NV	(35,394)	(984,192)	(31,969)
Patterson Cos., Inc.	(216,030)	(9,838,217)	974,506
Patterson-UTI Energy, Inc.	(34,659)	(694,110)	(238,910)
Paychex, Inc.	(25,448)	(1,402,739)	(146,535)
PBF Energy, Inc.	(250,418)	(5,763,309)	(1,218,345)
Penske Automotive Group, Inc.	(70,876)	(2,884,704)	(789,508)
People’s United Financial, Inc.	(443,572)	(7,017,676)	(1,569,878)
Perrigo Co. plc	(135,535)	(11,783,485)	502,907
Philip Morris International, Inc.	(70,155)	(6,809,668)	391,187
Phillips 66	(14,187)	(1,104,766)	(121,133)
Pinnacle Foods, Inc.	(37,447)	(1,867,367)	(134,175)
Platform Specialty Products Corp.	(894,485)	(7,888,275)	(886,623)
PNM Resources, Inc.	(38,722)	(1,305,279)	(22,885)
Post Holdings, Inc.	(69,976)	(5,486,254)	(139,117)
Praxair, Inc.	(20,177)	(2,394,203)	29,660

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Premier, Inc.	(218,474)	$(7,018,954)	$386,084
Prestige Brands Holdings, Inc.	(95,126)	(4,759,958)	(196,106)
Primerica, Inc.	(22,504)	(1,250,515)	(305,636)
Principal Financial Group, Inc.	(22,694)	(1,250,236)	(62,839)
Prosperity Bancshares, Inc.	(48,586)	(2,622,902)	(864,601)
PTC, Inc.	(10,265)	(435,672)	(39,289)
QIAGEN NV	(127,709)	(3,079,774)	(498,632)
Regeneron Pharmaceuticals, Inc.	(5,497)	(1,915,506)	(102,388)
RenaissanceRe Holdings Ltd.	(23,094)	(2,726,839)	(419,025)
ResMed, Inc.	(69,325)	(4,204,002)	(97,614)
Restoration Hardware Holdings, Inc.	(233,814)	(7,443,755)	265,665
Rockwell Collins, Inc.	(143,429)	(12,189,436)	(1,115,038)
Rollins, Inc.	(113,141)	(3,300,021)	(521,882)
Roper Technologies, Inc.	(106,939)	(18,987,651)	(590,741)
Royal Caribbean Cruises Ltd.	(39,210)	(2,811,174)	(405,614)
Royal Gold, Inc.	(30,422)	(2,206,084)	278,850
RPC, Inc.	(68,673)	(1,090,582)	(269,830)
Ryder System, Inc.	(39,339)	(2,670,338)	(258,058)
Sabre Corp.	(227,951)	(6,133,705)	446,328
salesforce.com, Inc.	(149,680)	(11,012,604)	765,511
Sally Beauty Holdings, Inc.	(65,145)	(1,677,940)	(43,191)
Santander Consumer USA Holdings, Inc.	(280,164)	(3,323,899)	(458,315)
SBA Communications Corp.	(97,067)	(11,035,398)	1,012,260
Scotts Miracle-Gro Co. (The)	(22,596)	(1,961,679)	(197,369)
Sealed Air Corp.	(24,265)	(1,108,633)	8,458
Seattle Genetics, Inc.	(82,069)	(3,486,538)	(844,243)
SEI Investments Co.	(26,882)	(1,238,734)	(88,162)
Sempra Energy	(193,231)	(21,007,970)	1,561,202
Sensata Technologies Holding NV	(390,864)	(14,376,084)	(848,069)
Service Corp. International	(113,386)	(3,038,591)	(181,572)
ServiceNow, Inc.	(119,967)	(9,158,413)	240,066
Signature Bank	(12,297)	(1,587,666)	(259,344)
Signet Jewelers Ltd.	(107,169)	(9,031,053)	(1,070,697)
Silgan Holdings, Inc.	(41,898)	(2,142,193)	(2,146)
Sirius XM Holdings, Inc.	(312,340)	(1,302,458)	(87,455)
Six Flags Entertainment Corp.	(60,017)	(3,222,951)	(375,668)
SLM Corp.	(141,080)	(1,011,544)	(543,158)
SM Energy Co.	(38,661)	(1,206,382)	(126,650)
Snyder’s-Lance, Inc.	(244,345)	(8,646,724)	(721,463)
Sotheby’s	(112,928)	(3,535,660)	(965,650)
Southern Co. (The)	(191,316)	(9,506,614)	95,780

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR LONG-SHORT EQUITY FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Spectrum Brands Holdings, Inc.	(3,943)	$(458,255)	$(24,092)
Spirit Airlines, Inc.	(159,312)	(7,143,451)	(2,074,341)
Splunk, Inc.	(217,316)	(12,376,968)	1,261,255
Sprouts Farmers Market, Inc.	(445,936)	(9,593,480)	1,156,371
SS&C Technologies Holdings, Inc.	(325,053)	(10,049,227)	752,712
Starbucks Corp.	(142,231)	(7,627,229)	(269,436)
Stericycle, Inc.	(178,994)	(16,188,774)	2,399,076
STERIS plc	(143,746)	(9,797,048)	110,005
Stifel Financial Corp.	(76,949)	(2,760,702)	(1,082,900)
Stryker Corp.	(36,942)	(4,256,263)	(169,758)
SunPower Corp.	(77,376)	(566,272)	54,817
Superior Energy Services, Inc.	(204,923)	(3,343,749)	(115,351)
SVB Financial Group	(58,269)	(6,640,547)	(3,361,910)
Tableau Software, Inc.	(87,036)	(3,895,705)	227,137
Targa Resources Corp.	(75,987)	(3,272,538)	(988,053)
Tempur Sealy International, Inc.	(106,382)	(6,302,351)	(961,412)
Tenet Healthcare Corp.	(360,039)	(8,987,425)	3,644,446
Tesla Motors, Inc.	(30,477)	(6,172,777)	(339,853)
Thomson Reuters Corp.	(27,864)	(1,162,416)	(57,469)
Tiffany & Co.	(133,947)	(9,266,037)	(1,105,479)
Time, Inc.	(153,253)	(2,363,694)	(371,872)
T-Mobile US, Inc.	(77,177)	(3,627,202)	(811,247)
Tractor Supply Co.	(71,636)	(5,493,282)	62,557
TransDigm Group, Inc.	(78,743)	(21,842,717)	2,238,859
Transocean Ltd.	(196,236)	(1,925,817)	(966,702)
TreeHouse Foods, Inc.	(169,139)	(14,685,887)	2,475,743
TRI Pointe Group, Inc.	(346,809)	(4,339,968)	358,601
Trinity Industries, Inc.	(13,667)	(381,081)	1,685
TripAdvisor, Inc.	(45,567)	(2,160,922)	47,981
Triumph Group, Inc.	(127,923)	(3,442,974)	53,015
Trustmark Corp.	(28,958)	(771,740)	(260,613)
Twenty-First Century Fox, Inc.	(17,486)	(436,500)	(53,808)
Twitter, Inc.	(201,647)	(3,787,657)	500,810
Tyler Technologies, Inc.	(71,805)	(11,380,142)	1,128,543
Ultimate Software Group, Inc. (The)	(54,575)	(11,051,185)	1,099,434
Umpqua Holdings Corp.	(75,332)	(1,179,308)	(235,427)
United Parcel Service, Inc.	(66,022)	(7,249,554)	(319,208)
Universal Health Services, Inc.	(8,048)	(970,271)	114,125
USG Corp.	(82,044)	(2,160,044)	(209,387)
Valley National Bancorp	(388,351)	(3,676,203)	(844,203)
Varian Medical Systems, Inc.	(13,267)	(1,263,564)	72,452
Veeva Systems, Inc.	(22,370)	(840,296)	(70,163)
VeriFone Systems, Inc.	(211,792)	(3,438,587)	(316,485)
Verisk Analytics, Inc.	(175,794)	(14,857,340)	588,141

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Vertex Pharmaceuticals, Inc.	(38,071)	$(3,598,116)	$793,426
VF Corp.	(69,024)	(3,955,581)	273,151
Viacom, Inc.	(83,139)	(3,460,740)	542,562
ViaSat, Inc.	(81,930)	(5,920,708)	495,304
Visa, Inc.	(156,305)	(12,398,160)	203,244
Vista Outdoor, Inc.	(39,397)	(1,954,091)	500,342
Vulcan Materials Co.	(12,520)	(1,494,355)	(72,523)
WABCO Holdings, Inc.	(26,912)	(2,721,203)	(135,506)
Wabtec Corp.	(26,776)	(1,961,838)	(261,106)
Walgreens Boots Alliance, Inc.	(40,512)	(3,345,807)	(6,966)
Walt Disney Co. (The)	(31,121)	(2,988,873)	(254,557)
Weatherford International plc	(3,581,923)	(19,025,477)	1,151,681
Webster Financial Corp.	(124,360)	(4,677,954)	(2,072,307)
WEC Energy Group, Inc.	(72,730)	(4,672,903)	407,288
Wendy’s Co. (The)	(387,658)	(4,106,172)	(1,134,964)
Western Union Co. (The)	(228,467)	(4,685,048)	(277,255)
WestRock Co.	(81,693)	(3,512,520)	(635,033)
WEX, Inc.	(38,888)	(4,078,982)	(260,918)
WGL Holdings, Inc.	(47,139)	(3,461,220)	(134,543)
White Mountains Insurance Group Ltd.	(1,695)	(1,390,309)	(26,796)
Whiting Petroleum Corp.	(721,822)	(5,730,697)	(2,945,604)
Whole Foods Market, Inc.	(186,828)	(5,714,469)	(32,361)
Williams Cos., Inc. (The)	(130,409)	(3,227,720)	(833,216)
Williams-Sonoma, Inc.	(48,939)	(2,504,946)	136,788
Willis Towers Watson plc	(50,755)	(6,289,835)	83,514
WisdomTree Investments, Inc.	(979,137)	(10,886,460)	(21,126)
Workday, Inc.	(226,772)	(16,990,773)	2,003,411
WPX Energy, Inc.	(160,933)	(1,955,175)	(389,619)
WR Berkley Corp.	(51,425)	(2,968,553)	(451,724)
WW Grainger, Inc.	(19,797)	(4,403,304)	(194,549)
Wynn Resorts Ltd.	(27,925)	(2,658,912)	243,120
Yahoo!, Inc.	(77,441)	(3,135,402)	140,759
Yelp, Inc.	(9,939)	(378,272)	(702)
Zayo Group Holdings, Inc.	(222,030)	(6,381,272)	(914,634)
Zebra Technologies Corp.	(96,174)	(6,265,419)	(1,982,464)
Zillow Group, Inc.	(156,912)	(5,534,419)	(188,161)
Zimmer Biomet Holdings, Inc.	(18,055)	(2,253,625)	390,349

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR LONG-SHORT EQUITY FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Zoetis, Inc.	(165,159)	$(8,428,676)	$(412,285)

			(42,275,364)

Total of Short Equity Positions			(42,397,519)

Total of Long and Short Equity Positions			92,799,351

Net Cash and Other Receivables/ (Payables) (b)			(17,129,386)

Swaps, at Value			$75,669,965

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
GSIN	The Fund receives the total return on a portfolio of long and short positions and pays or receives the Euro Interbank Offered Rate, plus or minus a specified spread, which is denominated in EUR based on the local currencies of the positions within the swap.	1-54 months maturity ranging from 01/12/2017 - 12/21/2020	$6,984,610

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap positions.

Additional Information — Total Return Basket Swap

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2016.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
France
Arkema SA	66,848	$5,860,346	$674,092
Atos SE	113,604	10,451,030	1,522,557
BNP Paribas SA	170,704	9,242,159	1,621,084
Capgemini SA	82,487	6,932,276	17,183
Cie de Saint-Gobain	202,115	8,144,406	1,257,454
Cie Generale des Etablissements Michelin	131,674	13,459,632	1,177,090
CNP Assurances	182,305	2,824,472	549,868
Danone SA	7,485	498,488	(24,848)
Eiffage SA	68,616	4,830,178	(50,971)
Elior Group	46,093	985,448	67,514
Faurecia	126,289	4,445,070	446,510
Ipsen SA	33,203	2,023,735	375,350
Lagardere SCA	85,522	1,979,580	394,121
Orange SA	84,727	1,246,012	38,785
Peugeot SA	817,998	11,377,438	1,945,438
Publicis Groupe SA	61,528	4,169,552	70,008
Renault SA	63,327	4,981,260	643,242

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
France (continued)
Rexel SA	75,864	$1,040,575	$205,862
Safran SA	60,600	3,940,757	417,830
Schneider Electric SE	101,171	6,535,151	493,042
SCOR SE	80,192	2,225,115	542,371
SEB SA	13,805	1,838,912	31,718
Societe BIC SA	2,964	402,583	156
Societe Generale SA	97,540	4,394,341	403,340
Sodexo SA	47,708	5,190,634	286,879
Technip SA	47,385	2,492,415	882,902
Teleperformance	63,687	5,640,016	744,976
Thales SA	99,556	8,334,780	1,310,278
Ubisoft Entertainment SA	40,571	1,365,651	76,066
Valeo SA	161,349	8,366,988	895,703
Veolia Environnement SA	176,730	3,625,075	(622,104)
Vinci SA	21,921	1,583,311	(92,143)

			16,301,353

Total of Long Equity Positions			16,301,353

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Schedule of Investments	December 31, 2016

AQR LONG-SHORT EQUITY FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Short Positions

Common Stocks
France
Accor SA	(282,370)	$(10,500,984)	$(18,054)
Aeroports de Paris	(13,935)	(1,353,800)	(138,455)
Air Liquide SA	(106,198)	(10,695,843)	(1,113,242)
Airbus Group SE	(60,020)	(3,417,652)	(546,590)
Alstom SA	(52,958)	(1,205,189)	(251,082)
Bollore SA (LSE)	(1,414,477)	(4,606,987)	(373,501)
Bollore SA	(6,726)	120	(23,272)
Bouygues SA	(76,103)	(2,249,974)	(474,460)
Bureau Veritas SA	(112,544)	(2,186,425)	8,214
Carrefour SA	(251,234)	(6,095,622)	46,921
Casino GuichardPerrachon SA	(58,984)	(2,762,252)	(63,941)
Christian Dior SE	(1,838)	(339,175)	(45,907)
Cie Plastic Omnium SA	(14,965)	(425,249)	(52,007)
Credit Agricole SA	(206,555)	(1,842,730)	(714,148)
Edenred	(535,738)	(11,229,085)	621,191
Electricite de France SA	(709,051)	(7,861,171)	646,675
Engie SA	(455,296)	(6,076,495)	281,056
Essilor International SA	(88,000)	(9,975,737)	46,855
Eutelsat Communications SA	(119,090)	(2,284,469)	(18,452)
Hermes International	(7,374)	(2,854,159)	(170,786)
Iliad SA	(15,246)	(2,805,239)	(122,714)
Ingenico Group SA	(91,518)	(9,110,321)	1,808,483
JCDecaux SA	(59,979)	(1,791,319)	27,706
Kering	(5,051)	(1,022,044)	(110,914)
Legrand SA	(19,578)	(1,103,468)	(7,294)
L’Oreal SA	(39,583)	(7,004,555)	(210,052)
LVMH Moet Hennessy Louis Vuitton SE	(27,336)	(4,492,906)	(719,293)
Natixis SA	(729,943)	(3,095,871)	(1,014,702)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
France (continued)
Orpea	(44,987)	$(3,573,205)	$(58,799)
Pernod Ricard SA	(67,345)	(7,320,266)	32,187
Remy Cointreau SA	(30,386)	(2,440,230)	(149,799)
Sanofi	(38,031)	(2,939,511)	(135,872)
SFR Group SA	(69,099)	(1,841,653)	(106,433)
Suez	(52,220)	(767,719)	(1,716)
TOTAL SA	(98,477)	(4,326,203)	(724,888)
Vallourec SA	(368,842)	(1,679,003)	(855,330)
Vivendi SA	(146,910)	(2,839,374)	52,944
Zodiac Aerospace	(332,276)	(7,082,045)	(537,374)

			(5,186,845)

Luxembourg
Eurofins Scientific SE	(6,375)	(2,581,415)	(134,615)
SES SA	(207,904)	(4,493,334)	(81,136)

			(215,751)

Total of Short Equity Positions			(5,402,596)

Total of Long and Short Equity Positions			10,898,757

Net Cash and Other Receivables/ (Payables) (b)			(3,914,147)

Swaps, at Value			$6,984,610

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

Collateral pledged to, or (received from), each counterparty at December 31, 2016 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ CENTRALLY CLEARED	TOTAL
BARC
Cash	$—	$49,777,245	$49,777,245

CITI
Investment Companies	7,785,336	—	7,785,336

DTBK
Investment Companies	97,472,082	—	97,472,082

GSIN
Investment Companies	239,009,754	—	239,009,754

JPMC
Cash	17,420,000	—	17,420,000

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR MULTI-STRATEGY ALTERNATIVE FUND

INVESTMENTS	SHARES	VALUE
LONG POSITIONS - 89.1%
COMMON STOCKS - 9.2%

Canada - 0.4%
Kirkland Lake Gold Ltd. *	275,719	$1,441,589
Manitoba Telecom Services, Inc.	419,623	11,863,769

		13,305,358

Germany - 0.3%
KUKA AG (2)*	77,820	9,406,496

United States - 8.5%
Adient plc *	154	9,024
AMC Entertainment Holdings, Inc., Class A	98,492	3,314,256
Blackhawk Network Holdings, Inc. *	51,051	1,923,346
Cabela’s, Inc. *	406,953	23,827,098
Cavium, Inc. *	1	62
Chemical Financial Corp.	4,886	264,675
Cousins Properties, Inc., REIT	175,464	1,493,199
Dow Chemical Co. (The)	17,590	1,006,500
EverBank Financial Corp.	73,975	1,438,814
FMC Technologies, Inc. *	455,737	16,192,336
Global Payments, Inc.	1	69
Herbalife Ltd. *	31,476	1,515,255
Johnson Controls International plc	1,547	63,721
Joy Global, Inc.	285,742	8,000,776
KeyCorp.	1	18
Linear Technology Corp.	507,679	31,653,785
Macquarie Infrastructure Corp.	6,436	525,821
Mentor Graphics Corp.	5,858	216,102
Mid-America Apartment Communities, Inc., REIT	111,652	10,932,940
Monsanto Co.	154,642	16,269,885
NorthStar Asset Management Group, Inc.	244,936	3,654,445
NorthStar Realty Finance Corp., REIT	209,654	3,176,258
ON Semiconductor Corp. *	159,922	2,040,605
Parkway, Inc., REIT *	21,933	488,009
Priceline Group, Inc. (The) *	1,290	1,891,217
PrivateBancorp, Inc.	304,591	16,505,786
Quintiles IMS Holdings, Inc. *	230,703	17,544,963
Rite Aid Corp. *	2,219,416	18,287,988
Southwestern Energy Co. *	30,279	327,619
Spectra Energy Corp.	608,508	25,003,594
St. Jude Medical, Inc.	45,851	3,676,792
TiVo Corp. *	438,518	9,165,026
Vail Resorts, Inc.	38,160	6,155,590
Valspar Corp. (The)	190,998	19,789,303
Westar Energy, Inc.	259,756	14,637,251
WhiteWave Foods Co. (The) *	464,269	25,813,356
Yadkin Financial Corp.	378,440	12,965,354

		299,770,838

TOTAL COMMON STOCKS (Cost $310,131,363)		322,482,692

CONVERTIBLE PREFERRED STOCKS - 11.5%

China - 1.2%
Mandatory Exchangeable Trust
$100 par, 5.75%, 6/3/2019 (2)(a)	396,743	43,344,173

INVESTMENTS	SHARES	VALUE
Israel - 1.6%
Teva Pharmaceutical Industries Ltd.
$1,000 par, 7.00%, 12/15/2018	85,700	$55,276,500

United States - 8.7%
Allergan plc Series A, $1,000 par, 5.50%, 3/1/2018	43,225	32,957,334
Anthem, Inc. $50 par, 5.25%, 5/1/2018	629,150	29,538,592
Black Hills Corp. $50 par, 7.75%, 11/1/2018 (2)	134,716	9,203,797
Bunge Ltd. $100 par, 4.88%, 12/31/2049 (b)	59,900	6,116,389
Dominion Resources, Inc. $50 par, 6.38%, 7/1/2017	200,000	10,012,000
Series A, $50 par, 6.75%, 8/15/2019	277,350	14,033,910
Dynegy, Inc. $100 par, 7.00%, 7/1/2019	90,900	5,648,526
Exelon Corp. $50 par, 6.50%, 6/1/2017	675,800	32,715,478
Great Plains Energy, Inc. $50 par, 7.00%, 9/15/2019	732,800	37,079,680
Post Holdings, Inc. $100 par, 2.50%, 12/31/2049 (2)(b)	44,502	6,761,523
Rexnord Corp. Series A, $50 par, 5.75%, 11/15/2019	35,625	1,745,625
Southwestern Energy Co. Series B, $50 par, 6.25%, 1/15/2018	379,300	9,660,771
Stericycle, Inc. $100 par, 5.25%, 9/15/2018	55,325	3,500,413
T-Mobile US, Inc. $50 par, 5.50%, 12/15/2017	559,425	52,832,097
Tyson Foods, Inc. $50 par, 4.75%, 7/15/2017	596,175	40,331,239
Welltower, Inc. Series I, $50 par, 6.50%, 12/31/2049 (b)	221,875	13,352,437

		305,489,811

TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $420,172,174)		404,110,484

	PRINCIPAL AMOUNT
CORPORATE BOND - 0.0%

United States - 0.0%
Sabine Oil & Gas Corp.
7.25%, 6/15/2019 (Cost $3,965,813) (3)(c)(d)	$3,950,000	—

CONVERTIBLE BONDS - 18.3%

Canada - 0.4%
Element Fleet Management Corp.
5.13%, 6/30/2019 (2)(a)(e)	3,281,000	2,711,550
4.25%, 6/30/2020 (2)(a)	14,346,000	10,951,961

		13,663,511

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR MULTI-STRATEGY ALTERNATIVE FUND

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
Mexico - 0.5%
Cemex SAB de CV
3.75%, 3/15/2018 (2)	$9,400,000	$10,545,625
3.72%, 3/15/2020 (2)(e)	7,050,000	7,543,500

		18,089,125

Monaco - 0.1%
Scorpio Tankers, Inc. 2.38%, 7/1/2019 (2)(a)(e)	5,475,000	4,421,062

Norway - 0.3%
Marine Harvest ASA
Series MHG, 0.88%, 5/6/2019 (2)(f)	900,000	1,699,609
Ship Finance International Ltd.
5.75%, 10/15/2021 (2)	7,475,000	7,470,328

		9,169,937

United States - 17.0%
Acorda Therapeutics, Inc.
1.75%, 6/15/2021 (2)(e)	4,100,000	3,116,000
Aerojet Rocketdyne Holdings, Inc.
2.25%, 12/15/2023 (2)(a)(e)	1,025,000	998,094
Allegheny Technologies, Inc.
4.75%, 7/1/2022 (2)(e)	6,750,000	9,019,687
Allscripts Healthcare Solutions, Inc.
1.25%, 7/1/2020 (2)(e)	5,575,000	5,219,594
Alpha Natural Resources, Inc.
4.88%, 12/15/2020 (2)(d)(e)	200,000	13,000
Amicus Therapeutics, Inc.
3.00%, 12/15/2023 (2)(a)(e)	1,150,000	1,166,531
Anthem, Inc. 2.75%, 10/15/2042 (2)	13,475,000	26,815,250
Brookdale Senior Living, Inc. 2.75%, 6/15/2018 (2)(e)	1,175,000	1,143,422
CalAtlantic Group, Inc. 1.25%, 8/1/2032 (2)(e)	4,325,000	4,452,047
Chesapeake Energy Corp. 5.50%, 9/15/2026 (2)(a)(e)	10,375,000	11,230,937
Ciena Corp. 3.75%, 10/15/2018 (2)(a)	2,650,000	3,579,156
Colony Capital, Inc. 3.88%, 1/15/2021 (2)	3,150,000	3,142,125
DISH Network Corp. 3.38%, 8/15/2026 (2)(a)(e)	13,600,000	15,478,500
Echo Global Logistics, Inc. 2.50%, 5/1/2020 (2)(e)	1,025,000	1,004,500
Emergent BioSolutions, Inc. 2.88%, 1/15/2021 (2)	5,375,000	6,846,406
Ensco Jersey Finance Ltd. 3.00%, 1/31/2024 (2)(a)(e)	950,000	969,000
Euronet Worldwide, Inc. 1.50%, 10/1/2044 (2)(e)	7,000,000	8,102,500
EZCORP, Inc. 2.12%, 6/15/2019 (2)(e)	3,975,000	3,830,906
Finisar Corp. 0.50%, 12/15/2036 (2)(a)(e)	3,475,000	3,503,234
General Cable Corp. 4.50%, 11/15/2029 (2)(e)(g)	1,595,000	1,247,091
Herbalife Ltd. 2.00%, 8/15/2019 (2)	13,625,000	12,441,328

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
United States - 17.0% (continued)
Horizon Pharma Investment Ltd. 2.50%, 3/15/2022 (2)(e)	$6,825,000	$6,492,281
Huron Consulting Group, Inc. 1.25%, 10/1/2019 (2)(e)	3,000,000	2,930,625
Innoviva, Inc. 2.13%, 1/15/2023 (2)	2,500,000	2,118,750
Inphi Corp. 1.13%, 12/1/2020 (2)(e)	3,925,000	5,070,609
Integrated Device Technology, Inc. 0.88%, 11/15/2022 (2)(e)	5,325,000	5,481,422
Intel Corp.
2.95%, 12/15/2035 (2)	3,450,000	4,659,657
3.25%, 8/1/2039 (2)	30,250,000	53,334,531
j2 Global, Inc. 3.25%, 6/15/2029 (2)(e)	2,900,000	3,831,625
Medicines Co. (The) 2.50%, 1/15/2022 (2)	7,875,000	9,440,156
Meritor, Inc. 7.88%, 3/1/2026 (2)(e)	1,600,000	2,313,000
MGIC Investment Corp. 2.00%, 4/1/2020 (2)(e)	2,025,000	3,002,062
Microchip Technology, Inc. 2.13%, 12/15/2037 (2)	17,525,000	47,054,625
Micron Technology, Inc. Series F, 2.13%, 2/15/2033 (2)	7,175,000	15,067,500
Molina Healthcare, Inc.
1.13%, 1/15/2020 (2)	18,775,000	26,906,922
1.63%, 8/15/2044 (2)(e)	3,474,000	3,949,504
Novellus Systems, Inc. 2.63%, 5/15/2041 (2)	13,650,000	42,494,156
NRG Yield, Inc.
3.50%, 2/1/2019 (2)(a)(e)	6,450,000	6,417,750
3.25%, 6/1/2020 (2)(a)(e)	4,575,000	4,392,000
ON Semiconductor Corp. Series B, 2.63%, 12/15/2026 (3)(c)	5,439,000	6,639,387
Palo Alto Networks, Inc. Zero Coupon, 7/1/2019 (2)	15,225,000	19,307,203
Pandora Media, Inc. 1.75%, 12/1/2020 (2)(e)	6,925,000	7,098,125
Priceline Group, Inc. (The) 1.00%, 3/15/2018 (2)(e)	16,500,000	25,977,188
Prospect Capital Corp. 4.75%, 4/15/2020 (3)(c)(e)	1,100,000	1,073,188
SEACOR Holdings, Inc. 2.50%, 12/15/2027 (2)(e)	5,575,000	5,756,188
Spirit Realty Capital, Inc.
2.88%, 5/15/2019 (2)	4,025,000	4,188,516
3.75%, 5/15/2021 (2)	2,525,000	2,652,828
Starwood Property Trust, Inc.
4.55%, 3/1/2018 (2)(e)	5,925,000	6,454,547
4.00%, 1/15/2019 (2)	4,650,000	5,216,719
SunEdison, Inc.
2.00%, 10/1/2018 (3)(c)(d)(e)	5,950,000	148,750
0.25%, 1/15/2020 (3)(a)(c)(d)(e)	8,325,000	208,125
2.75%, 1/1/2021 (3)(c)(d)(e)	4,925,000	123,125
SunPower Corp.
0.75%, 6/1/2018 (2)(e)	2,825,000	2,577,812
4.00%, 1/15/2023 (2)	3,500,000	2,495,938
Tesla Motors, Inc. 1.50%, 6/1/2018 (2)	5,000,000	8,681,250

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR MULTI-STRATEGY ALTERNATIVE FUND

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
United States - 17.0% (continued)
TTM Technologies, Inc. 1.75%, 12/15/2020 (2)(e)	$5,725,000	$8,719,891
Unisys Corp. 5.50%, 3/1/2021 (2)(a)(e)	1,250,000	2,157,813
Vector Group Ltd.
2.50%, 1/15/2019 (2)(i)	3,925,000	6,113,054
1.75%, 4/15/2020 (2)(i)	3,275,000	3,756,016
VEREIT, Inc.
3.00%, 8/1/2018 (2)(e)	4,000,000	3,995,000
3.75%, 12/15/2020 (2)(e)	3,875,000	3,875,000
VeriSign, Inc. 4.49%, 8/15/2037 (2)	22,869,000	50,897,818
Vishay Intertechnology, Inc. 2.25%, 11/15/2040 (2)(e)	5,325,000	6,792,703
Weatherford International Ltd. 5.88%, 7/1/2021 (2)	23,650,000	25,660,250
WebMD Health Corp.
2.50%, 1/31/2018 (2)	4,775,000	4,876,469
1.50%, 12/1/2020 (2)(e)	1,675,000	1,889,609
Wright Medical Group NV 2.25%, 11/15/2021 (2)(a)(e)	6,675,000	8,322,891

		593,931,886

TOTAL CONVERTIBLE BONDS (Cost $593,556,870)		639,275,521

	SHARES
SHORT-TERM INVESTMENTS - 50.1%

INVESTMENT COMPANIES - 45.6%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Shares, 0.36% (2)(j)(k)	1,001,518	1,001,518
Dreyfus Treasury & Agency Cash Management, Class I, 0.39% (2)(j)(k)	4,006,070	4,006,070
J.P. Morgan U.S. Treasury Plus Money Market Fund - IM Shares, 0.41% (2)(j)(k)(l)	912,679,559	912,679,559
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 0.37% (2)(j)(l)	671,143,088	671,143,088
UBS Money Series - UBS Select Treasury Preferred Fund, Class I, 0.39% (2)(j)(k)	5,007,650	5,007,650

TOTAL INVESTMENT COMPANIES (Cost $1,593,837,885)		1,593,837,885

	PRINCIPAL AMOUNT
U.S. TREASURY OBLIGATIONS - 4.5%
U.S. Treasury Bills
0.34%, 1/5/2017 (2)(k)(m)	$5,500,000	5,499,890
0.39%, 1/12/2017 (2)(k)(m)	7,547,500	7,546,745
0.43%, 1/26/2017 (2)(k)(m)	20,829,000	20,823,397
0.39%, 2/2/2017 (2)(k)(m)	16,027,000	16,021,359
0.44%, 2/9/2017 (2)(k)(m)	6,918,000	6,914,818
0.45%, 2/16/2017 (2)(k)(m)	11,601,000	11,594,759
0.45%, 2/23/2017 (2)(k)(m)	10,872,000	10,864,748
0.47%, 3/9/2017 (2)(k)(m)	1,076,000	1,075,068

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
U.S. TREASURY OBLIGATIONS - 4.5% (continued)
0.54%, 3/16/2017 (2)(k)(m)(n)	$12,091,000	$12,078,909
0.42%, 3/30/2017 (2)(k)(m)	4,602,000	4,596,514
0.49%, 4/6/2017 (2)(k)(m)(n)	7,883,000	7,872,271
0.47%, 4/20/2017 (2)(k)(m)(n)	7,838,000	7,825,389
0.50%, 5/4/2017 (2)(k)(m)(n)	2,334,000	2,329,372
0.63%, 5/18/2017 (2)(k)(m)(n)	28,488,000	28,423,275
0.61%, 5/25/2017 (2)(k)(m)	4,946,000	4,934,149
0.61%, 6/1/2017 (2)(k)(m)	3,607,000	3,597,687
0.62%, 6/8/2017 (2)(k)(m)(n)	1,866,000	1,860,986
0.65%, 6/15/2017 (2)(k)(m)(n)	4,132,000	4,120,633

TOTAL U.S. TREASURY OBLIGATIONS (Cost $157,976,976)		157,979,969

TOTAL SHORT-TERM INVESTMENTS (Cost $1,751,814,861)		1,751,817,854

TOTAL LONG POSITIONS (Cost $3,079,641,081)		3,117,686,551

	SHARES
SHORT POSITIONS - (25.3)%
COMMON STOCKS - (24.8)%

Canada - (1.3)%
BCE, Inc.	(139,959)	(6,049,097)
Canadian Imperial Bank of Commerce	(111,405)	(9,090,628)
Element Fleet Management Corp.	(349,648)	(3,244,788)
Enbridge, Inc.	(598,772)	(25,220,277)
Kirkland Lake Gold Ltd. *	(275,742)	(1,441,708)

		(45,046,498)

China - (1.0)%
Alibaba Group Holding Ltd., ADR *	(408,709)	(35,888,737)

France - (0.5)%
Technip SA (2)	(227,869)	(16,231,510)

Israel - (1.3)%
Teva Pharmaceutical Industries Ltd., ADR	(1,212,825)	(43,964,906)

Mexico - (0.2)%
Cemex SAB de CV, ADR *	(934,065)	(7,500,542)

Monaco - 0.0% (o)
Scorpio Tankers, Inc.	(181,876)	(823,898)

Norway - (0.1)%
Marine Harvest ASA (2) *	(89,742)	(1,622,580)
Ship Finance International Ltd.	(199,991)	(2,969,867)

		(4,592,447)

United States - (20.4)%
Abbott Laboratories	(39,928)	(1,533,634)
Acorda Therapeutics, Inc. *	(37,283)	(700,920)
Allegheny Technologies, Inc.	(397,059)	(6,325,150)
Allergan plc *	(127,573)	(26,791,606)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR MULTI-STRATEGY ALTERNATIVE FUND

INVESTMENTS	SHARES	VALUE
United States - (20.4)% (continued)
Allscripts Healthcare Solutions, Inc. *	(121,647)	$(1,242,016)
AMC Entertainment Holdings, Inc., Class A	(98,492)	(3,314,256)
Analog Devices, Inc.	(117,831)	(8,556,887)
Anthem, Inc.	(280,085)	(40,267,820)
Black Hills Corp.	(123,835)	(7,596,039)
Brookdale Senior Living, Inc. *	(4,007)	(49,767)
Bunge Ltd.	(35,153)	(2,539,453)
CalAtlantic Group, Inc.	(32,263)	(1,097,265)
Centene Corp. *	(1)	(56)
Chesapeake Energy Corp. *	(950,558)	(6,672,917)
Ciena Corp. *	(102,497)	(2,501,952)
Colony Capital, Inc., Class A, REIT	(379,959)	(7,694,170)
Cousins Properties, Inc., REIT	(176,643)	(1,503,232)
Dell Technologies, Inc., Class V *	(22,381)	(1,230,284)
Diebold Nixdorf, Inc.	(232)	(5,835)
DISH Network Corp., Class A *	(180,494)	(10,456,017)
Dominion Resources, Inc.	(160,767)	(12,313,144)
Dynegy, Inc. *	(479,012)	(4,052,441)
Echo Global Logistics, Inc. *	(12,829)	(321,366)
EI du Pont de Nemours & Co.	(13,720)	(1,007,048)
Emergent BioSolutions, Inc. *	(117,500)	(3,858,700)
Euronet Worldwide, Inc. *	(64,461)	(4,668,910)
Exelon Corp.	(473,069)	(16,789,219)
EZCORP, Inc., Class A *	(120,664)	(1,285,072)
FNB Corp.	(817,431)	(13,103,419)
General Cable Corp.	(41,800)	(796,290)
Great Plains Energy, Inc.	(967,824)	(26,469,986)
Horizon Pharma plc *	(142,907)	(2,312,235)
Huron Consulting Group, Inc. *	(12,057)	(610,687)
Innoviva, Inc. *	(78,402)	(838,901)
Inphi Corp. *	(77,694)	(3,466,706)
Integrated Device Technology, Inc. *	(103,464)	(2,437,612)
Intel Corp.	(1,310,251)	(47,522,804)
j2 Global, Inc.	(33,058)	(2,704,144)
Lam Research Corp.	(395,161)	(41,780,372)
Marriott International, Inc., Class A	(1)	(83)
Medicines Co. (The) *	(185,419)	(6,293,121)
Meritor, Inc. *	(108,087)	(1,342,441)
MGIC Investment Corp. *	(253,398)	(2,582,126)
Microchip Technology, Inc.	(734,643)	(47,127,349)
Micron Technology, Inc. *	(603,140)	(13,220,829)
Mid-America Apartment Communities, Inc., REIT	(111,537)	(10,921,703)
Molina Healthcare, Inc. *	(422,112)	(22,903,797)
NRG Yield, Inc., Class A	(65,207)	(1,001,580)
NRG Yield, Inc., Class C	(41,092)	(649,254)
ON Semiconductor Corp. *	(336,700)	(4,296,292)
Palo Alto Networks, Inc. *	(103,545)	(12,948,302)
Pandora Media, Inc. *	(269,931)	(3,519,900)
Parkway, Inc., REIT *	(22,080)	(491,280)
Post Holdings, Inc. *	(76,471)	(6,147,504)
Priceline Group, Inc. (The) *	(16,332)	(23,943,692)
Quintiles IMS Holdings, Inc. *	(226,672)	(17,238,406)
SEACOR Holdings, Inc. *	(24,960)	(1,779,149)
Southwestern Energy Co. *	(758,599)	(8,208,041)
Spirit Realty Capital, Inc., REIT	(151,620)	(1,646,593)

INVESTMENTS	SHARES	VALUE
United States - (20.4)% (continued)
Starwood Property Trust, Inc., REIT	(301,748)	$(6,623,369)
Stericycle, Inc. *	(37,357)	(2,877,983)
SunPower Corp. *	(70,928)	(468,834)
TiVo Corp. *	(438,518)	(9,165,026)
T-Mobile US, Inc. *	(887,273)	(51,027,070)
TTM Technologies, Inc. *	(528,690)	(7,206,045)
Tyson Foods, Inc., Class A	(580,757)	(35,821,092)
Unisys Corp. *	(115,228)	(1,722,659)
Vail Resorts, Inc.	(38,253)	(6,170,591)
Vector Group Ltd.	(262,703)	(5,973,866)
VEREIT, Inc., REIT	(21,816)	(184,563)
VeriSign, Inc. *	(665,415)	(50,618,119)
Vishay Intertechnology, Inc.	(360,734)	(5,843,891)
Weatherford International plc *	(2,229,980)	(11,127,600)
WebMD Health Corp. *	(44,421)	(2,201,949)
Welltower, Inc., REIT	(110,597)	(7,402,257)
Wright Medical Group NV *	(259,375)	(5,960,438)

		(713,075,126)

TOTAL COMMON STOCKS (Proceeds $(860,485,648))		(867,123,664)

	PRINCIPAL AMOUNT

CONVERTIBLE BONDS - (0.5)%

United States - (0.5)%
Blackhawk Network Holdings, Inc. 1.50%, 1/15/2022 (2)(a)	$(3,975,000)	(4,074,375)
Macquarie Infrastructure Corp. 2.00%, 10/1/2023 (2)	(2,150,000)	(2,164,781)
ON Semiconductor Corp. 1.00%, 12/1/2020 (2)	(5,100,000)	(5,224,313)
Priceline Group, Inc. (The) 0.90%, 9/15/2021 (2)	(5,200,000)	(5,492,500)

TOTAL CONVERTIBLE BONDS (Proceeds $(16,775,779))		(16,955,969)

TOTAL SHORT POSITIONS (Proceeds $(877,261,427))		(884,079,633)

TOTAL INVESTMENTS IN SECURITIES AT VALUE - 63.8% (Cost $2,202,379,654)		2,233,606,918

OTHER ASSETS IN EXCESS OF LIABILITIES - 36.2% (h)		1,264,244,557

NET ASSETS - 100.0%		$3,497,851,475

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR MULTI-STRATEGY ALTERNATIVE FUND

SECTOR	VALUE	% OF NET ASSETS
Consumer Discretionary	$39,311,766	1.1%
Consumer Staples	70,731,261	2.0
Energy	33,671,827	1.0
Financials	70,932,752	2.0
Health Care	66,575,564	1.9
Industrials	23,622,612	0.7
Information Technology	32,708,654	0.9
Materials	49,341,642	1.4
Real Estate	22,004,559	0.6
Telecommunication Services	7,619,698	0.2
Utilities	65,268,729	1.9
Short-Term Investments	1,751,817,854	50.1

Total Investments In Securities, At Value	2,233,606,918	63.8
Other Assets in Excess of Liabilities (h)	1,264,244,557	36.2

Net Assets	$3,497,851,475	100.0%

*	Non-income producing security.
(a)	Securities exempt from registration under Rule 144A or section 4(2), of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total value of all such securities at 12/31/2016 amounted to $115,778,402, which represents approximately 3.31% of net assets of the fund.
(b)	Perpetual security. The rate reflected was the rate in effect on 12/31/2016. The maturity date reflects the next call date.
(c)	Security fair valued as of 12/31/2016 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at 12/31/2016 amounted to $8,192,575, which represents approximately 0.23% of net assets of the fund.
(d)	Defaulted security.
(e)	All or a portion of this security is segregated in connection with obligations for securities sold short with a total value of $213,692,018. In addition, $894,883,779 of cash collateral was pledged.
(f)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At 12/31/2016, the value of these securities amounted to $1,699,609 or 0.05% of net assets.
(g)	Step bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a rating change made by a rating agency.
(h)	Includes appreciation/(depreciation) on forward foreign currency exchange, futures and swap contracts.
(i)	Variable or floating rate security. The interest rate shown was the current rate as of 12/31/2016 and changes periodically.
(j)	Represents 7-day effective yield as of 12/31/2016.
(k)	All or a portion represents positions held in the respective Subsidiary (See Note 2).
(l)	All or a portion of the security pledged as collateral for forward foreign currency exchange and swap contracts.
(m)	The rate shown was the effective yield at the date of purchase.
(n)	All or a portion of the security pledged as collateral for futures contracts.
(o)	Represents less than 0.05% of net assets.

All securities are Level 1 with respect to ASC 820, unless otherwise noted in parentheses.

(2)	Level 2 security (See Note 5).
(3)	Level 3 security (See Note 5).

Abbreviations

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

Credit default swap contracts sell protection as of December 31, 2016:

COUNTERPARTY	REFERENCE ENTITY	FIXED ANNUAL RATE PAID BY FUND	CURRENCY	CREDIT SPREAD	NOTIONAL AMOUNT	UPFRONT PREMIUM (RECEIVED) PAID	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Exchange Cleared
CITG	iTraxx Europe Crossover Series 26.V1	5.000%	EUR	2.882%	105,579,000	$9,989,140	12/20/2021	$743,199
CITG	Markit CDX North America High Yield Index Series 27.V1	5.000%	USD	3.542%	179,504,000	9,061,688	12/20/2021	2,314,504
CITG	Markit CDX North America Investment Grade Index Series 27.V1	1.000%	USD	0.677%	158,900,000	1,450,841	12/20/2021	1,001,777

						$20,501,669		$4,059,480

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR MULTI-STRATEGY ALTERNATIVE FUND

Credit default swap contracts buy protection as of December 31, 2016:

COUNTERPARTY	REFERENCE ENTITY	FIXED ANNUAL RATE PAID BY FUND	CURRENCY	CREDIT SPREAD	NOTIONAL AMOUNT	UPFRONT PREMIUM (RECEIVED) PAID	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Exchange Cleared
CITG	iTraxx Europe Series 26.V1	1.000%	EUR	0.721%	72,012,000	$(998,161)	12/20/2021	$(60,497)

Open written options contracts outstanding at December 31, 2016:

Exchange Traded

Call options written

NUMBER OF CONTRACTS	ISSUER	COUNTERPARTY	EXPIRATION DATE	PROCEEDS	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
411	Tesla Motors, Inc. (Exercise price $125)	JPMS	01/19/2018	$(2,146,186)	$(3,779,145)	$(1,632,959)

Total return swap contracts outstanding as of December 31, 2016:

Over the Counter

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
MSCS	BIST 30 February Futures	02/2017	TRY	14,213,524	$45,387
MSCS	Bovespa Index February Futures	02/2017	BRL	81,515,399	37,003
CITI	Cocoa March Futures^	02/2017	USD	(2,352,305)	366,805
CITI	Cocoa March Futures^	02/2017	USD	369,110	71,470
SOCG	Cocoa March Futures^	02/2017	USD	(475,125)	92,445
GSIN	Cocoa March Futures^	02/2017	USD	662,850	88,830
GSIN	Cocoa March Futures^	02/2017	USD	(1,006,550)	3,670
MACQ	Cocoa March Futures^	02/2017	USD	395,095	76,195
MACQ	Cocoa March Futures^	02/2017	USD	(1,690,559)	241,040
MLIN	Cocoa March Futures^	03/2017	USD	210,720	40,640
MLIN	Cocoa March Futures^	03/2017	USD	(1,836,100)	273,610
CITI	Coffee ‘C’ March Futures^	02/2017	USD	(3,266,991)	67,322
CITI	Coffee ‘C’ March Futures^	02/2017	USD	3,266,991	(645,909)
SOCG	Coffee ‘C’ March Futures^	02/2017	USD	(1,839,332)	51,394
SOCG	Coffee ‘C’ March Futures^	02/2017	USD	3,738,857	(758,019)
MACQ	Coffee ‘C’ March Futures^	02/2017	USD	(3,666,444)	107,402
MACQ	Coffee ‘C’ March Futures^	02/2017	USD	6,380,383	(1,292,402)
MLIN	Coffee ‘C’ March Futures^	03/2017	USD	(4,179,731)	102,694
MLIN	Coffee ‘C’ March Futures^	03/2017	USD	4,179,731	(890,531)
CITI	Corn March Futures^	02/2017	USD	23,501,392	(163,793)
MACQ	Corn March Futures^	02/2017	USD	32,212,811	(233,611)
MACQ	Corn March Futures^	02/2017	USD	(26,367,401)	329,491
MLIN	Corn March Futures^	03/2017	USD	(6,451,200)	(59,150)
MLIN	Corn March Futures^	03/2017	USD	6,451,200	(44,800)
CITI	Cotton No. 2 March Futures^	02/2017	USD	1,435,685	(22,685)
CITI	Cotton No. 2 March Futures^	02/2017	USD	(827,425)	(7,800)
SOCG	Cotton No. 2 March Futures^	02/2017	USD	491,142	3,408

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
SOCG	Cotton No. 2 March Futures^	02/2017	USD	(103,773)	$ (1,396)
GSIN	Cotton No. 2 March Futures^	02/2017	USD	932,360	(13,910)
MACQ	Cotton No. 2 March Futures^	02/2017	USD	1,462,227	21,423
MACQ	Cotton No. 2 March Futures^	02/2017	USD	(242,787)	(2,380)
MLIN	Cotton No. 2 March Futures^	03/2017	USD	1,155,805	(25,405)
MLIN	Cotton No. 2 March Futures^	03/2017	USD	(542,360)	(4,575)
BANA	Hang Seng Index January Futures	01/2017	HKD	9,709,291	22,384
GSIN	Hang Seng Index January Futures	01/2017	HKD	7,560,876	16,224
JPMC	Hang Seng Index January Futures	01/2017	HKD	33,367,962	86,787
MSCS	Hang Seng Index January Futures	01/2017	HKD	5,392,806	12,596
MACQ	Hard Red Winter Wheat March Futures^	02/2017	USD	(1,181,087)	30,212
MLIN	Hard Red Winter Wheat March Futures^	03/2017	USD	(608,638)	1,812
GSIN	H-SHARES Index January Futures	01/2017	HKD	127,004,188	328,823
JPMC	H-SHARES Index January Futures	01/2017	HKD	132,899,304	476,496
MSCS	H-SHARES Index January Futures	01/2017	HKD	75,301,737	216,585
JPMC	KOSPI Index 200 March Futures	03/2017	KRW	13,775,478,323	339,625
MSCS	KOSPI Index 200 March Futures	03/2017	KRW	84,418,618,150	2,417,595
SOCG	Lean Hogs February Futures^	02/2017	USD	(64,215)	2,997
SOCG	Lean Hogs February Futures^	02/2017	USD	64,215	(15,165)
MACQ	Lean Hogs February Futures^	02/2017	USD	(1,774,035)	(95,957)
MACQ	Lean Hogs February Futures^	02/2017	USD	1,057,537	(239,003)
MLIN	Lean Hogs February Futures^	02/2017	USD	194,990	(43,150)
MLIN	Lean Hogs February Futures^	02/2017	USD	(194,990)	4,740
SOCG	Live Cattle February Futures^	02/2017	USD	(6,919,317)	216,038
SOCG	Live Cattle February Futures^	02/2017	USD	6,397,374	(658,466)
MACQ	Live Cattle February Futures^	02/2017	USD	(8,837,238)	99,098
MACQ	Live Cattle February Futures^	02/2017	USD	6,516,204	(725,316)
MLIN	Live Cattle February Futures^	02/2017	USD	(4,398,690)	224,250
MLIN	Live Cattle February Futures^	02/2017	USD	4,398,690	(475,410)
BANA	MSCI Taiwan Stock Index January Futures	01/2017	USD	3,527,057	48,463
GSIN	MSCI Taiwan Stock Index January Futures	01/2017	USD	6,835,574	74,806
MSCS	MSCI Taiwan Stock Index January Futures	01/2017	USD	7,014,945	67,335
GSIN	NSE Nifty 50 Index January Futures	01/2017	INR	(3,390,017,453)	(1,194,344)
BANA	OMXS30 Index January Futures	01/2017	SEK	33,571,345	(49,674)
MSCS	SGX S&P CNX Nifty Index January Futures	01/2017	USD	(15,004,629)	(185,803)
CITI	Soybean March Futures^	02/2017	USD	(7,342,351)	17,670
CITI	Soybean March Futures^	02/2017	USD	19,189,149	(765,749)
SOCG	Soybean March Futures^	02/2017	USD	(8,418,380)	135,777
SOCG	Soybean March Futures^	02/2017	USD	8,418,380	(336,180)
GSIN	Soybean March Futures^	02/2017	USD	10,663,991	(189,085)
GSIN	Soybean March Futures^	02/2017	USD	(2,325,853)	(120,207)
MACQ	Soybean March Futures^	02/2017	USD	7,737,667	(308,067)
MACQ	Soybean March Futures^	02/2017	USD	(7,737,667)	206,922
MLIN	Soybean March Futures^	03/2017	USD	(3,840,725)	35,588
MLIN	Soybean March Futures^	03/2017	USD	12,238,938	(492,138)
CITI	Soybean Meal March Futures^	02/2017	USD	2,151,650	(30,430)
SOCG	Soybean Meal March Futures^	02/2017	USD	1,091,507	(15,067)
GSIN	Soybean Meal March Futures^	02/2017	USD	3,499,910	(48,970)
MLIN	Soybean Meal March Futures^	03/2017	USD	5,653,680	(81,520)
CITI	Soybean Oil March Futures^	02/2017	USD	629,439	(47,151)
CITI	Soybean Oil March Futures^	02/2017	USD	(629,439)	25,992
SOCG	Soybean Oil March Futures^	02/2017	USD	(2,206,696)	16,847
SOCG	Soybean Oil March Futures^	02/2017	USD	5,153,136	(390,852)
MACQ	Soybean Oil March Futures^	02/2017	USD	(91,968)	6,000
MACQ	Soybean Oil March Futures^	02/2017	USD	2,697,993	(202,473)
MLIN	Soybean Oil March Futures^	03/2017	USD	(412,056)	(30,750)
MLIN	Soybean Oil March Futures^	03/2017	USD	412,056	37,728

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
MSCS	Swiss Market Index March Futures	03/2017	CHF	(276,658,589)	$ (6,607,420)
BANA	Taiwan Stock Exchange January Futures	01/2017	TWD	100,193,731	(5,518)
GSIN	Taiwan Stock Exchange January Futures	01/2017	TWD	27,751,055	984
JPMC	Taiwan Stock Exchange January Futures	01/2017	TWD	53,797,428	(2,641)
MSCS	Taiwan Stock Exchange January Futures	01/2017	TWD	1,240,219,361	(34,942)
BANA	Tel Aviv 25 Index January Futures	01/2017	ILS	(83,879,906)	(141,382)
CITI	Wheat March Futures^	02/2017	USD	(8,123,338)	330,538
SOCG	Wheat March Futures^	02/2017	USD	2,334,898	111,298
SOCG	Wheat March Futures^	02/2017	USD	(3,959,224)	19,855
MACQ	Wheat March Futures^	02/2017	USD	364,717	17,917
MACQ	Wheat March Futures^	02/2017	USD	(1,746,401)	35,059
MLIN	Wheat March Futures^	03/2017	USD	2,096,975	97,775
MLIN	Wheat March Futures^	03/2017	USD	(4,560,150)	30,150
GSIN	WIG20 Index March Futures	03/2017	PLN	(20,950,038)	(149,922)

					$(10,015,923)

^	Represents positions held in the respective Subsidiary (See Note 2).

Open futures contracts outstanding at December 31, 2016:

Exchange Traded

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts:
1,196	GSCO	Brent Crude Futures^	01/2017	$66,647,731	$67,956,720	$1,308,989
274	MSCL	Copper Futures^	03/2017	17,258,110	17,162,675	(95,435)
486	GSCO	Gas Oil Futures^	02/2017	23,655,989	24,530,850	874,861
141	MSCL	Gasoline RBOB Futures^	01/2017	9,351,504	9,895,070	543,566
44	MSCL	Gold 100 OZ Futures^	02/2017	5,102,595	5,067,480	(35,115)
237	MSCL	Heating Oil ULSD Futures^	01/2017	16,578,899	17,202,502	623,603
74	JPPC	LME Aluminum Futures^	01/2017	3,103,929	3,149,625	45,696
35	JPPC	LME Aluminum Futures^	01/2017	1,474,311	1,488,812	14,501
15	JPPC	LME Aluminum Futures^	01/2017	628,743	637,875	9,132
3	JPPC	LME Aluminum Futures^	01/2017	126,309	127,462	1,153
11	JPPC	LME Aluminum Futures^	01/2017	463,578	466,950	3,372
4	JPPC	LME Aluminum Futures^	01/2017	165,698	169,600	3,902
4	JPPC	LME Aluminum Futures^	01/2017	166,956	169,400	2,444
16	JPPC	LME Aluminum Futures^	01/2017	646,039	677,144	31,105
21	JPPC	LME Aluminum Futures^	01/2017	857,912	888,610	30,698
11	JPPC	LME Aluminum Futures^	01/2017	456,532	465,423	8,891
29	JPPC	LME Aluminum Futures^	01/2017	1,252,866	1,226,635	(26,231)
40	JPPC	LME Aluminum Futures^	02/2017	1,731,136	1,691,770	(39,366)
79	JPPC	LME Aluminum Futures^	02/2017	3,412,142	3,340,712	(71,430)
41	JPPC	LME Aluminum Futures^	02/2017	1,764,521	1,733,470	(31,051)
27	JPPC	LME Aluminum Futures^	02/2017	1,161,890	1,141,445	(20,445)
6	JPPC	LME Aluminum Futures^	02/2017	261,396	253,632	(7,764)
5	JPPC	LME Aluminum Futures^	02/2017	218,826	211,301	(7,525)
19	JPPC	LME Aluminum Futures^	02/2017	800,357	802,632	2,275
9	JPPC	LME Aluminum Futures^	02/2017	384,772	380,374	(4,398)
10	JPPC	LME Aluminum Futures^	02/2017	434,900	422,688	(12,212)
6	JPPC	LME Aluminum Futures^	02/2017	264,341	253,792	(10,549)
15	JPPC	LME Aluminum Futures^	03/2017	646,012	634,556	(11,456)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR MULTI-STRATEGY ALTERNATIVE FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts: (continued)
28	JPPC	LME Aluminum Futures^	03/2017	$ 1,195,294	$ 1,184,645	$ (10,649)
75	JPPC	LME Aluminum Futures^	03/2017	3,212,925	3,174,656	(38,269)
9	JPPC	LME Aluminum Futures^	03/2017	387,027	381,004	(6,023)
14	JPPC	LME Aluminum Futures^	03/2017	603,784	592,742	(11,042)
11	JPPC	LME Aluminum Futures^	03/2017	477,977	465,781	(12,196)
353	JPPC	LME Aluminum Futures^	03/2017	15,248,027	14,938,519	(309,508)
1	JPPC	LME Aluminum Futures^	03/2017	43,502	42,331	(1,171)
2	JPPC	LME Aluminum Futures^	03/2017	86,705	84,650	(2,055)
6	JPPC	LME Aluminum Futures^	03/2017	257,325	253,913	(3,412)
17	JPPC	LME Aluminum Futures^	03/2017	731,042	719,496	(11,546)
5	JPPC	LME Aluminum Futures^	03/2017	212,531	211,620	(911)
14	JPPC	LME Aluminum Futures^	03/2017	590,187	592,550	2,363
4	JPPC	LME Copper Futures^	01/2017	469,012	552,569	83,557
15	JPPC	LME Copper Futures^	01/2017	1,762,582	2,072,250	309,668
16	JPPC	LME Copper Futures^	01/2017	1,867,899	2,209,900	342,001
115	JPPC	LME Copper Futures^	01/2017	13,373,830	15,884,576	2,510,746
9	JPPC	LME Copper Futures^	01/2017	1,044,397	1,243,431	199,034
4	JPPC	LME Copper Futures^	01/2017	473,435	552,668	79,233
1	JPPC	LME Copper Futures^	01/2017	118,419	138,175	19,756
2	JPPC	LME Copper Futures^	01/2017	242,691	276,431	33,740
2	JPPC	LME Copper Futures^	02/2017	244,412	276,447	32,035
11	JPPC	LME Copper Futures^	02/2017	1,362,875	1,520,632	157,757
6	JPPC	LME Copper Futures^	02/2017	759,294	829,629	70,335
6	JPPC	LME Copper Futures^	02/2017	768,870	829,677	60,807
7	JPPC	LME Copper Futures^	02/2017	941,824	968,012	26,188
35	JPPC	LME Copper Futures^	02/2017	5,031,474	4,839,792	(191,682)
14	JPPC	LME Copper Futures^	02/2017	1,961,159	1,935,696	(25,463)
23	JPPC	LME Copper Futures^	02/2017	3,143,762	3,179,750	35,988
1	JPPC	LME Copper Futures^	02/2017	136,910	138,250	1,340
7	JPPC	LME Copper Futures^	02/2017	1,017,926	968,180	(49,746)
3	JPPC	LME Copper Futures^	03/2017	434,196	414,951	(19,245)
1	JPPC	LME Copper Futures^	03/2017	143,855	138,323	(5,532)
1	JPPC	LME Copper Futures^	03/2017	147,502	138,351	(9,151)
47	JPPC	LME Copper Futures^	03/2017	6,856,280	6,503,331	(352,949)
3	JPPC	LME Nickel Futures^	01/2017	181,168	179,619	(1,549)
10	JPPC	LME Nickel Futures^	01/2017	619,405	598,770	(20,635)
9	JPPC	LME Nickel Futures^	02/2017	623,156	539,414	(83,742)
21	JPPC	LME Nickel Futures^	02/2017	1,465,226	1,258,714	(206,512)
11	JPPC	LME Nickel Futures^	02/2017	739,478	659,496	(79,982)
9	JPPC	LME Nickel Futures^	02/2017	608,087	539,656	(68,431)
5	JPPC	LME Nickel Futures^	02/2017	332,054	299,828	(32,226)
2	JPPC	LME Nickel Futures^	02/2017	134,487	119,963	(14,524)
4	JPPC	LME Nickel Futures^	02/2017	273,692	239,955	(33,737)
4	JPPC	LME Nickel Futures^	02/2017	281,945	240,033	(41,912)
1	JPPC	LME Nickel Futures^	03/2017	68,252	60,042	(8,210)
98	JPPC	LME Nickel Futures^	03/2017	6,765,895	5,886,468	(879,427)
5	JPPC	LME Nickel Futures^	03/2017	340,212	300,291	(39,921)
4	JPPC	LME Nickel Futures^	03/2017	261,970	240,336	(21,634)
3	JPPC	LME Nickel Futures^	03/2017	197,017	180,262	(16,755)
3	JPPC	LME Nickel Futures^	03/2017	192,316	180,274	(12,042)
1	JPPC	LME Nickel Futures^	03/2017	63,669	60,094	(3,575)
5	JPPC	LME Nickel Futures^	03/2017	306,012	300,564	(5,448)
9	JPPC	LME Nickel Futures^	03/2017	546,502	541,048	(5,454)
4	JPPC	LME Nickel Futures^	03/2017	242,626	240,480	(2,146)
4	JPPC	LME Zinc Futures^	01/2017	232,902	255,857	22,955
2	JPPC	LME Zinc Futures^	02/2017	123,150	128,325	5,175

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR MULTI-STRATEGY ALTERNATIVE FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts: (continued)
1	JPPC	LME Zinc Futures^	02/2017	$ 63,576	$ 64,188	$ 612
2	JPPC	LME Zinc Futures^	02/2017	128,442	128,405	(37)
12	JPPC	LME Zinc Futures^	02/2017	852,534	771,006	(81,528)
2	JPPC	LME Zinc Futures^	03/2017	136,205	128,519	(7,686)
11	JPPC	LME Zinc Futures^	03/2017	737,577	706,951	(30,626)
22	JPPC	LME Zinc Futures^	03/2017	1,501,781	1,414,682	(87,099)
4	JPPC	LME Zinc Futures^	03/2017	285,210	257,250	(27,960)
1	JPPC	LME Zinc Futures^	03/2017	68,628	64,319	(4,309)
3	JPPC	LME Zinc Futures^	03/2017	204,009	192,975	(11,034)
2	JPPC	LME Zinc Futures^	03/2017	137,255	128,700	(8,555)
128	JPPC	LME Zinc Futures^	03/2017	8,822,795	8,236,800	(585,995)
1	JPPC	LME Zinc Futures^	03/2017	63,934	64,373	439
1	JPPC	LME Zinc Futures^	03/2017	65,402	64,376	(1,026)
3	JPPC	LME Zinc Futures^	03/2017	192,271	193,179	908
39	MSCL	NYMEX Palladium Futures^	03/2017	2,934,552	2,664,675	(269,877)
367	MSCL	Silver Futures^	03/2017	30,818,872	29,339,815	(1,479,057)
232	MSCL	Sugar #11 (World Markets) Futures^	02/2017	5,978,973	5,069,478	(909,495)
113	JPMS	BIST 30 Futures	02/2017	305,989	308,460	2,471
472	BARC	DAX Index Futures	03/2017	140,187,088	142,409,858	2,222,770
390	BARC	E-Mini DJIA CBOT Futures	03/2017	38,451,379	38,598,300	146,921
73	JPMS	E-Mini MSCI EAFE Index Futures	03/2017	6,169,464	6,115,940	(53,524)
14	BARC	E-Mini MSCI Emerging Markets Index Futures	03/2017	611,179	601,230	(9,949)
2,134	BARC	E-Mini Russell 2000 Futures	03/2017	147,251,876	144,781,230	(2,470,646)
1,378	BARC	Euro Stoxx 50 Index Futures	03/2017	46,887,816	47,534,579	646,763
2,427	BARC	FTSE 100 Index Futures	03/2017	205,933,874	210,867,949	4,934,075
313	BARC	H-SHARES Index Futures	01/2017	18,548,135	18,946,702	398,567
212	BARC	IBEX 35 Index Futures	01/2017	20,621,765	20,783,951	162,186
1	BARC	KOSPI Index 200 Futures	03/2017	104,823	107,654	2,831
1	JPMS	KOSPI Index 200 Futures	03/2017	106,823	107,655	832
271	BARC	MSCI Taiwan Stock Index Futures	01/2017	9,249,404	9,316,981	67,577
211	BARC	NASDAQ 100 E-Mini Futures	03/2017	20,584,571	20,744,465	159,894
49	JPMS	Nikkei 225 Futures	03/2017	7,895,412	8,007,700	112,288
327	JPMS	OMXS30 Index Futures	01/2017	5,537,555	5,452,033	(85,522)
99	BARC	S&P MID 400 E-Mini Futures	03/2017	16,705,761	16,425,090	(280,671)
198	BARC	S&P/Toronto Stock Exchange 60 Index Futures	03/2017	26,452,283	26,453,089	806
79	BARC	SGX S&P CNX Nifty Index Futures	01/2017	1,265,666	1,293,151	27,485
705	BARC	SPI 200 Index Futures	03/2017	70,416,147	71,621,144	1,204,997
1,802	BARC	TOPIX Index Futures	03/2017	228,969,015	234,048,000	5,078,985
244	JPMS	90-Day Sterling Futures	12/2017	37,391,403	37,411,539	20,136
238	JPMS	ASX 90 Day Bank Accepted Bills Futures	03/2017	171,036,641	170,981,170	(55,471)
760	JPMS	ASX 90 Day Bank Accepted Bills Futures	06/2017	546,193,265	545,936,685	(256,580)
778	JPMS	ASX 90 Day Bank Accepted Bills Futures	09/2017	559,139,483	558,784,479	(355,004)
710	JPMS	ASX 90 Day Bank Accepted Bills Futures	12/2017	510,002,751	509,844,607	(158,144)
3,100	GSCO	Euro - SCHATZ Futures	03/2017	366,108,695	366,426,406	317,711
905	GSCO	Euro-Bobl Futures	03/2017	126,732,059	127,302,384	570,325
1,115	GSCO	Euro-Bund Futures	03/2017	190,244,231	192,663,632	2,419,401
3,054	MSCL	U.S. Treasury 10-Year Note Futures	03/2017	379,022,806	379,554,938	532,132

				4,190,085,520	4,206,372,314	16,286,794

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR MULTI-STRATEGY ALTERNATIVE FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts:
260	GSCO	Cocoa Futures^	03/2017	$ (6,426,351)	$ (5,549,743)	$ 876,608
149	MSCL	Hard Red Winter Wheat Futures^	03/2017	(3,187,977)	(3,117,825)	70,152
74	JPPC	LME Aluminum Futures^	01/2017	(3,102,649)	(3,149,625)	(46,976)
35	JPPC	LME Aluminum Futures^	01/2017	(1,470,789)	(1,488,812)	(18,023)
15	JPPC	LME Aluminum Futures^	01/2017	(629,401)	(637,875)	(8,474)
3	JPPC	LME Aluminum Futures^	01/2017	(125,880)	(127,462)	(1,582)
11	JPPC	LME Aluminum Futures^	01/2017	(462,900)	(466,950)	(4,050)
4	JPPC	LME Aluminum Futures^	01/2017	(165,280)	(169,600)	(4,320)
4	JPPC	LME Aluminum Futures^	01/2017	(164,428)	(169,400)	(4,972)
16	JPPC	LME Aluminum Futures^	01/2017	(647,698)	(677,144)	(29,446)
21	JPPC	LME Aluminum Futures^	01/2017	(856,728)	(888,610)	(31,882)
11	JPPC	LME Aluminum Futures^	01/2017	(458,393)	(465,424)	(7,031)
29	JPPC	LME Aluminum Futures^	01/2017	(1,254,164)	(1,226,634)	27,530
40	JPPC	LME Aluminum Futures^	02/2017	(1,734,967)	(1,691,770)	43,197
79	JPPC	LME Aluminum Futures^	02/2017	(3,406,411)	(3,340,713)	65,698
41	JPPC	LME Aluminum Futures^	02/2017	(1,767,506)	(1,733,470)	34,036
27	JPPC	LME Aluminum Futures^	02/2017	(1,156,634)	(1,141,445)	15,189
6	JPPC	LME Aluminum Futures^	02/2017	(261,623)	(253,632)	7,991
5	JPPC	LME Aluminum Futures^	02/2017	(219,488)	(211,301)	8,187
19	JPPC	LME Aluminum Futures^	02/2017	(803,256)	(802,631)	625
9	JPPC	LME Aluminum Futures^	02/2017	(386,305)	(380,374)	5,931
10	JPPC	LME Aluminum Futures^	02/2017	(435,760)	(422,687)	13,073
6	JPPC	LME Aluminum Futures^	02/2017	(264,210)	(253,792)	10,418
15	JPPC	LME Aluminum Futures^	03/2017	(645,660)	(634,557)	11,103
28	JPPC	LME Aluminum Futures^	03/2017	(1,199,389)	(1,184,645)	14,744
75	JPPC	LME Aluminum Futures^	03/2017	(3,218,391)	(3,174,656)	43,735
9	JPPC	LME Aluminum Futures^	03/2017	(387,318)	(381,004)	6,314
14	JPPC	LME Aluminum Futures^	03/2017	(602,619)	(592,742)	9,877
11	JPPC	LME Aluminum Futures^	03/2017	(479,329)	(465,782)	13,547
197	JPPC	LME Aluminum Futures^	03/2017	(8,441,830)	(8,336,793)	105,037
1	JPPC	LME Aluminum Futures^	03/2017	(43,565)	(42,331)	1,234
2	JPPC	LME Aluminum Futures^	03/2017	(86,785)	(84,650)	2,135
6	JPPC	LME Aluminum Futures^	03/2017	(257,885)	(253,913)	3,972
17	JPPC	LME Aluminum Futures^	03/2017	(727,574)	(719,495)	8,079
5	JPPC	LME Aluminum Futures^	03/2017	(211,623)	(211,620)	3
14	JPPC	LME Aluminum Futures^	03/2017	(593,976)	(592,550)	1,426
4	JPPC	LME Copper Futures^	01/2017	(468,576)	(552,569)	(83,993)
15	JPPC	LME Copper Futures^	01/2017	(1,758,583)	(2,072,250)	(313,667)
16	JPPC	LME Copper Futures^	01/2017	(1,864,450)	(2,209,900)	(345,450)
115	JPPC	LME Copper Futures^	01/2017	(13,370,744)	(15,884,576)	(2,513,832)
9	JPPC	LME Copper Futures^	01/2017	(1,045,178)	(1,243,431)	(198,253)
4	JPPC	LME Copper Futures^	01/2017	(473,223)	(552,668)	(79,445)
1	JPPC	LME Copper Futures^	01/2017	(118,348)	(138,175)	(19,827)
2	JPPC	LME Copper Futures^	01/2017	(241,970)	(276,430)	(34,460)
2	JPPC	LME Copper Futures^	02/2017	(244,163)	(276,447)	(32,284)
11	JPPC	LME Copper Futures^	02/2017	(1,359,282)	(1,520,632)	(161,350)
6	JPPC	LME Copper Futures^	02/2017	(759,735)	(829,629)	(69,894)
6	JPPC	LME Copper Futures^	02/2017	(759,885)	(829,677)	(69,792)
7	JPPC	LME Copper Futures^	02/2017	(943,469)	(968,012)	(24,543)
35	JPPC	LME Copper Futures^	02/2017	(5,136,641)	(4,839,792)	296,849
14	JPPC	LME Copper Futures^	02/2017	(1,968,366)	(1,935,696)	32,670
23	JPPC	LME Copper Futures^	02/2017	(3,144,028)	(3,179,750)	(35,722)
1	JPPC	LME Copper Futures^	02/2017	(136,747)	(138,250)	(1,503)
7	JPPC	LME Copper Futures^	02/2017	(1,019,332)	(968,180)	51,152
3	JPPC	LME Copper Futures^	03/2017	(433,493)	(414,951)	18,542
1	JPPC	LME Copper Futures^	03/2017	(143,747)	(138,323)	5,424

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR MULTI-STRATEGY ALTERNATIVE FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts: (continued)
1	JPPC	LME Copper Futures^	03/2017	$ (147,998)	$ (138,351)	$ 9,647
3	JPPC	LME Nickel Futures^	01/2017	(180,985)	(179,619)	1,366
10	JPPC	LME Nickel Futures^	01/2017	(617,020)	(598,770)	18,250
9	JPPC	LME Nickel Futures^	02/2017	(623,895)	(539,413)	84,482
21	JPPC	LME Nickel Futures^	02/2017	(1,474,917)	(1,258,713)	216,204
11	JPPC	LME Nickel Futures^	02/2017	(742,358)	(659,496)	82,862
9	JPPC	LME Nickel Futures^	02/2017	(610,718)	(539,657)	71,061
5	JPPC	LME Nickel Futures^	02/2017	(332,538)	(299,829)	32,709
2	JPPC	LME Nickel Futures^	02/2017	(133,964)	(119,963)	14,001
4	JPPC	LME Nickel Futures^	02/2017	(272,700)	(239,955)	32,745
4	JPPC	LME Nickel Futures^	02/2017	(282,710)	(240,032)	42,678
1	JPPC	LME Nickel Futures^	03/2017	(68,268)	(60,043)	8,225
5	JPPC	LME Nickel Futures^	03/2017	(340,324)	(300,291)	40,033
35	JPPC	LME Nickel Futures^	03/2017	(2,217,329)	(2,102,310)	115,019
4	JPPC	LME Nickel Futures^	03/2017	(262,849)	(240,336)	22,513
3	JPPC	LME Nickel Futures^	03/2017	(196,326)	(180,263)	16,063
3	JPPC	LME Nickel Futures^	03/2017	(192,240)	(180,273)	11,967
1	JPPC	LME Nickel Futures^	03/2017	(63,489)	(60,095)	3,394
5	JPPC	LME Nickel Futures^	03/2017	(305,123)	(300,564)	4,559
9	JPPC	LME Nickel Futures^	03/2017	(545,170)	(541,048)	4,122
4	JPPC	LME Nickel Futures^	03/2017	(241,878)	(240,480)	1,398
4	JPPC	LME Zinc Futures^	01/2017	(234,088)	(255,857)	(21,769)
2	JPPC	LME Zinc Futures^	02/2017	(122,803)	(128,325)	(5,522)
1	JPPC	LME Zinc Futures^	02/2017	(63,403)	(64,188)	(785)
2	JPPC	LME Zinc Futures^	02/2017	(130,208)	(128,405)	1,803
12	JPPC	LME Zinc Futures^	02/2017	(840,313)	(771,006)	69,307
2	JPPC	LME Zinc Futures^	03/2017	(137,105)	(128,519)	8,586
11	JPPC	LME Zinc Futures^	03/2017	(740,981)	(706,951)	34,030
22	JPPC	LME Zinc Futures^	03/2017	(1,512,699)	(1,414,682)	98,017
4	JPPC	LME Zinc Futures^	03/2017	(282,114)	(257,250)	24,864
1	JPPC	LME Zinc Futures^	03/2017	(68,323)	(64,318)	4,005
3	JPPC	LME Zinc Futures^	03/2017	(204,117)	(192,975)	11,142
2	JPPC	LME Zinc Futures^	03/2017	(137,073)	(128,700)	8,373
66	JPPC	LME Zinc Futures^	03/2017	(4,525,642)	(4,247,100)	278,542
1	JPPC	LME Zinc Futures^	03/2017	(64,331)	(64,373)	(42)
1	JPPC	LME Zinc Futures^	03/2017	(65,088)	(64,377)	711
3	JPPC	LME Zinc Futures^	03/2017	(193,031)	(193,179)	(148)
716	MSCL	Natural Gas Futures^	01/2017	(25,679,853)	(26,663,841)	(983,988)
20	MSCL	Platinum Futures^	04/2017	(919,687)	(905,700)	13,987
186	MSCL	Soybean Futures^	03/2017	(9,435,580)	(9,337,200)	98,380
189	MSCL	WTI Crude Futures^	01/2017	(9,707,008)	(10,153,080)	(446,072)
209	BARC	Amsterdam Index Futures	01/2017	(20,807,820)	(21,256,771)	(448,951)
396	BARC	CAC40 Index Futures	01/2017	(19,930,786)	(20,271,386)	(340,600)
995	BARC	FTSE Bursa Malaysia KLCI Index Futures	01/2017	(18,008,702)	(18,137,790)	(129,088)
265	JPMS	FTSE China A50 Index Futures	01/2017	(2,639,583)	(2,640,063)	(480)
1,063	JPMS	FTSE/JSE Top 40 Index Futures	03/2017	(34,637,829)	(34,293,094)	344,735
343	BARC	FTSE/MIB Index Futures	03/2017	(33,663,962)	(34,670,685)	(1,006,723)
313	JPMS	Mexican Stock Exchange Price and Quotation Index Futures	03/2017	(7,058,507)	(6,912,993)	145,514
541	BARC	MSCI Singapore Index Futures	01/2017	(11,979,040)	(11,947,091)	31,949
2,673	BARC	S&P 500 E-Mini Futures	03/2017	(301,080,561)	(298,868,131)	2,212,430
1,560	BARC	SET50 Index Futures	03/2017	(8,249,973)	(8,376,225)	(126,252)
434	GSCO	10-Year Japanese Government Bond Futures	03/2017	(557,222,140)	(557,896,556)	(674,416)
113	JPMS	3-Month Euro Euribor Futures	06/2017	(29,822,061)	(29,826,575)	(4,514)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR MULTI-STRATEGY ALTERNATIVE FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts: (continued)
274	JPMS	3-Month Euro Euribor Futures	09/2017	$ (72,302,405)	$ (72,308,422)	$ (6,017)
199	JPMS	3-Month Euro Euribor Futures	12/2017	(52,503,195)	(52,508,116)	(4,921)
446	JPMS	3-Month Euro Euribor Futures	03/2018	(117,614,902)	(117,658,031)	(43,129)
422	JPMS	3-Month Euro Euribor Futures	06/2018	(111,265,630)	(111,309,999)	(44,369)
307	JPMS	3-Month Euro Euribor Futures	09/2018	(80,909,031)	(80,960,547)	(51,516)
146	JPMS	3-Month Euro Euribor Futures	12/2018	(38,476,818)	(38,492,805)	(15,987)
1,651	JPMS	90-Day EURODollar Futures	06/2017	(408,332,999)	(407,776,363)	556,636
1,627	JPMS	90-Day EURODollar Futures	09/2017	(402,199,405)	(401,238,537)	960,868
1,351	JPMS	90-Day EURODollar Futures	12/2017	(332,985,135)	(332,616,200)	368,935
617	JPMS	90-Day EURODollar Futures	03/2018	(151,934,517)	(151,720,300)	214,217
567	JPMS	90-Day EURODollar Futures	06/2018	(139,440,626)	(139,255,200)	185,426
507	JPMS	90-Day EURODollar Futures	09/2018	(124,498,111)	(124,373,438)	124,673
456	JPMS	90-Day EURODollar Futures	12/2018	(111,761,415)	(111,720,000)	41,415
688	JPMS	90-Day Sterling Futures	06/2017	(105,516,154)	(105,541,255)	(25,101)
594	JPMS	90-Day Sterling Futures	09/2017	(91,071,401)	(91,103,082)	(31,681)
33	JPMS	90-Day Sterling Futures	03/2018	(5,051,965)	(5,057,723)	(5,758)
57	JPMS	90-Day Sterling Futures	06/2018	(8,726,667)	(8,732,555)	(5,888)
53	JPMS	90-Day Sterling Futures	09/2018	(8,112,992)	(8,115,662)	(2,670)
9	JPMS	90-Day Sterling Futures	12/2018	(1,375,793)	(1,377,438)	(1,645)
2,704	JPMS	Australia 10-Year Bond Futures	03/2017	(247,815,485)	(249,269,323)	(1,453,838)
1,485	JPMS	Australia 3-Year Bond Futures	03/2017	(119,650,961)	(119,453,805)	197,156
2,446	GSCO	Canadian 10-Year Bond Futures	03/2017	(252,901,751)	(250,548,081)	2,353,670
338	JPMS	Canadian 3-Month Bank Acceptance Futures	03/2017	(62,373,359)	(62,353,089)	20,270
1,105	JPMS	Canadian 3-Month Bank Acceptance Futures	06/2017	(203,839,544)	(203,764,337)	75,207
1,084	JPMS	Canadian 3-Month Bank Acceptance Futures	09/2017	(199,884,304)	(199,770,789)	113,515
347	JPMS	Canadian 3-Month Bank Acceptance Futures	12/2017	(63,884,276)	(63,897,078)	(12,802)
172	MSCL	CME Ultra Long Term U.S. Treasury Bond Futures	03/2017	(27,447,127)	(27,563,000)	(115,873)
90	JPMS	Euro CHF 3-Month LIFFE Futures	06/2017	(22,271,260)	(22,265,786)	5,474
65	JPMS	Euro CHF 3-Month LIFFE Futures	09/2017	(16,085,610)	(16,079,250)	6,360
41	JPMS	Euro CHF 3-Month LIFFE Futures	12/2017	(10,142,101)	(10,139,276)	2,825
273	GSCO	Euro-BTP Italian Government Bond Futures	03/2017	(38,153,788)	(38,884,501)	(730,713)
5	GSCO	Euro-Buxl 30-Year Bond Futures	03/2017	(920,206)	(913,279)	6,927
1,505	GSCO	Long Gilt Futures	03/2017	(229,167,495)	(233,384,697)	(4,217,202)
2,549	MSCL	U.S. Treasury 2-Year Note Futures	03/2017	(552,708,681)	(552,336,438)	372,243
1,082	MSCL	U.S. Treasury 5-Year Note Futures	03/2017	(127,299,272)	(127,312,516)	(13,244)
246	MSCL	U.S. Treasury Long Bond Futures	03/2017	(36,886,932)	(37,061,437)	(174,505)

				(5,767,203,225)	(5,770,860,237)	(3,657,012)

				$(1,577,117,705)	$(1,564,487,923)	$12,629,782

^	Represents positions held in the respective Subsidiary (See Note 2).

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR MULTI-STRATEGY ALTERNATIVE FUND

Forward foreign currency exchange contracts outstanding as of December 31, 2016:

Over the Counter

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 03/15/17	CITI	AUD	224,522,800	$166,661,807	$161,748,836	$(4,912,971)
Australian Dollar, Expiring 03/15/17	JPMC	AUD	336,784,200	249,993,110	242,623,250	(7,369,860)
Brazilian Real, Expiring 03/15/17*	CITI	BRL	119,352,600	33,892,644	35,961,790	2,069,146
Brazilian Real, Expiring 03/15/17*	JPMC	BRL	177,011,400	50,248,683	53,334,799	3,086,116
Canadian Dollar, Expiring 03/15/17	CITI	CAD	122,977,631	92,458,638	91,669,119	(789,519)
Canadian Dollar, Expiring 03/15/17	JPMC	CAD	184,466,446	138,688,126	137,503,675	(1,184,451)
Chilean Peso, Expiring 03/15/17*	CITI	CLP	4,852,884,400	7,246,165	7,209,529	(36,636)
Chilean Peso, Expiring 03/15/17*	JPMC	CLP	7,279,245,600	10,869,138	10,814,171	(54,967)
Chinese Renminbi, Expiring 03/15/17*	CITI	CNY	10,337,600	1,471,647	1,454,572	(17,075)
Chinese Renminbi, Expiring 03/15/17*	JPMC	CNY	5,588,400	797,200	786,327	(10,873)
Colombian Peso, Expiring 03/15/17*	CITI	COP	3,432,884,000	1,119,161	1,129,585	10,424
Colombian Peso, Expiring 03/15/17*	JPMC	COP	5,149,326,000	1,678,742	1,694,376	15,634
Czech Republic Koruna, Expiring 03/15/17	CITI	CZK	112,000,000	4,370,439	4,378,640	8,201
Czech Republic Koruna, Expiring 03/15/17	JPMC	CZK	168,000,000	6,555,583	6,567,960	12,377
Euro, Expiring 03/15/17	CITI	EUR	46,047,600	48,886,251	48,642,842	(243,409)
Euro, Expiring 04/05/17	CITI	EUR	3,562	3,963	3,767	(196)
Euro, Expiring 03/15/17	JPMC	EUR	68,951,400	73,198,860	72,837,498	(361,362)
British Pound, Expiring 03/15/17	CITI	GBP	8,986,800	11,311,458	11,094,683	(216,775)
British Pound, Expiring 03/15/17	JPMC	GBP	13,480,200	16,967,436	16,642,026	(325,410)
Hong Kong Dollar, Expiring 03/15/17	CITI	HKD	74,049,800	9,555,120	9,551,939	(3,181)
Hong Kong Dollar, Expiring 03/15/17	JPMC	HKD	108,058,200	13,943,676	13,938,797	(4,879)
Hungarian Forint, Expiring 03/16/17	CITI	HUF	606,180,400	2,050,805	2,067,162	16,357
Hungarian Forint, Expiring 03/16/17	JPMC	HUF	909,270,600	3,075,971	3,100,744	24,773
Indonesian Rupiah, Expiring 03/15/17*	CITI	IDR	41,262,923,400	3,022,407	3,030,887	8,480
Indonesian Rupiah, Expiring 03/15/17*	JPMC	IDR	53,921,157,600	3,940,876	3,960,670	19,794

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR MULTI-STRATEGY ALTERNATIVE FUND

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
Israeli Shekel, Expiring 03/15/17	CITI	ILS	12,496,400	$ 3,284,895	$ 3,250,455	$ (34,440)
Israeli Shekel, Expiring 03/15/17	JPMC	ILS	18,744,600	4,929,435	4,875,679	(53,756)
Indian Rupee, Expiring 03/15/17*	CITI	INR	840,511,000	12,273,523	12,287,014	13,491
Indian Rupee, Expiring 03/15/17*	JPMC	INR	1,102,353,000	16,082,852	16,114,752	31,900
Japanese Yen, Expiring 03/15/17	CITI	JPY	12,241,636,002	107,679,592	105,107,372	(2,572,220)
Japanese Yen, Expiring 03/15/17	JPMC	JPY	18,362,454,000	161,521,611	157,661,058	(3,860,553)
Korean Won, Expiring 03/15/17*	CITI	KRW	34,008,753,200	29,073,444	28,160,302	(913,142)
Korean Won, Expiring 03/15/17*	JPMC	KRW	46,996,483,800	40,165,396	38,914,544	(1,250,852)
Mexican Peso, Expiring 03/15/17	CITI	MXN	1,268,262,400	60,656,136	60,608,677	(47,459)
Mexican Peso, Expiring 03/15/17	JPMC	MXN	1,872,153,600	89,517,586	89,467,883	(49,703)
Norwegian Krone, Expiring 03/15/17	CITI	NOK	432,261,200	51,466,467	50,080,430	(1,386,037)
Norwegian Krone, Expiring 03/15/17	JPMC	NOK	648,391,799	77,199,795	75,120,640	(2,079,155)
New Zealand Dollar, Expiring 03/15/17	CITI	NZD	219,941,201	155,917,339	152,472,019	(3,445,320)
New Zealand Dollar, Expiring 03/15/17	JPMC	NZD	329,911,797	233,877,320	228,708,026	(5,169,294)
Philippine Peso, Expiring 03/15/17*	CITI	PHP	102,950,800	2,036,578	2,065,903	29,325
Philippine Peso, Expiring 03/15/17*	JPMC	PHP	154,426,200	3,054,871	3,098,854	43,983
Poland Zloty, Expiring 03/15/17	CITI	PLN	65,717,200	15,551,094	15,685,003	133,909
Poland Zloty, Expiring 03/15/17	JPMC	PLN	98,575,800	23,329,727	23,527,502	197,775
Swedish Krona, Expiring 03/15/17	CITI	SEK	207,418,000	22,625,998	22,861,426	235,428
Swedish Krona, Expiring 03/15/17	JPMC	SEK	311,127,000	33,937,923	34,292,136	354,213
Singapore Dollar, Expiring 03/15/17	CITI	SGD	24,498,200	16,986,851	16,910,763	(76,088)
Singapore Dollar, Expiring 03/15/17	JPMC	SGD	35,854,800	24,861,177	24,750,064	(111,113)
Turkish Lira, Expiring 03/15/17	CITI	TRY	29,462,000	8,272,234	8,229,200	(43,034)
Turkish Lira, Expiring 03/15/17	JPMC	TRY	44,193,000	12,406,309	12,343,799	(62,510)
New Taiwan Dollar, Expiring 03/15/17*	CITI	TWD	147,870,999	4,656,950	4,602,872	(54,078)
New Taiwan Dollar, Expiring 03/15/17*	JPMC	TWD	113,033,998	3,546,326	3,518,479	(27,847)
South African Rand, Expiring 03/15/17	CITI	ZAR	757,570,600	53,915,413	54,436,612	521,199
South African Rand, Expiring 03/15/17	JPMC	ZAR	1,135,691,398	80,837,190	81,607,165	769,975

				$2,301,671,938	$2,272,506,273	$(29,165,665)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR MULTI-STRATEGY ALTERNATIVE FUND

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 03/15/17	CITI	AUD	(41,604,400)	$(29,868,949)	$(29,972,293)	$(103,344)
Australian Dollar, Expiring 03/15/17	JPMC	AUD	(62,406,600)	(44,802,819)	(44,958,440)	(155,621)
Brazilian Real, Expiring 03/15/17*	CITI	BRL	(79,765,400)	(23,030,055)	(24,033,884)	(1,003,829)
Brazilian Real, Expiring 03/15/17*	JPMC	BRL	(70,074,600)	(20,615,488)	(21,113,978)	(498,490)
Canadian Dollar, Expiring 03/15/17	CITI	CAD	(8,021,600)	(5,965,568)	(5,979,404)	(13,836)
Canadian Dollar, Expiring 03/15/17	JPMC	CAD	(12,032,400)	(8,948,357)	(8,969,107)	(20,750)
Swiss Franc, Expiring 03/15/17	CITI	CHF	(154,541,400)	(153,436,895)	(152,436,629)	1,000,266
Swiss Franc, Expiring 03/15/17	JPMC	CHF	(231,666,600)	(230,012,445)	(228,511,424)	1,501,021
Chilean Peso, Expiring 03/15/17*	CITI	CLP	(6,893,883,600)	(10,207,313)	(10,241,670)	(34,357)
Chilean Peso, Expiring 03/15/17*	JPMC	CLP	(10,340,825,400)	(15,310,949)	(15,362,507)	(51,558)
Chinese Renminbi, Expiring 03/15/17*	CITI	CNY	(65,357,600)	(9,369,599)	(9,196,270)	173,329
Chinese Renminbi, Expiring 03/15/17*	JPMC	CNY	(94,568,400)	(13,559,759)	(13,306,432)	253,327
Colombian Peso, Expiring 03/15/17*	CITI	COP	(451,165,200)	(140,426)	(148,455)	(8,029)
Colombian Peso, Expiring 03/15/17*	JPMC	COP	(676,747,800)	(210,639)	(222,683)	(12,044)
Czech Republic Koruna, Expiring 03/15/17	CITI	CZK	(232,812,000)	(9,188,932)	(9,101,785)	87,147
Czech Republic Koruna, Expiring 03/15/17	JPMC	CZK	(349,218,000)	(13,783,448)	(13,652,677)	130,771
Euro, Expiring 03/15/17	CITI	EUR	(192,652,971)	(206,303,925)	(203,510,887)	2,793,038
Euro, Expiring 04/05/17	CITI	EUR	(3,562)	(4,751)	(3,767)	984
Euro, Expiring 03/15/17	JPMC	EUR	(288,979,453)	(309,455,304)	(305,266,325)	4,188,979
British Pound, Expiring 03/15/17	CITI	GBP	(91,477,200)	(114,745,819)	(112,933,477)	1,812,342
British Pound, Expiring 03/15/17	JPMC	GBP	(137,215,798)	(172,116,986)	(169,400,213)	2,716,773
Hong Kong Dollar, Expiring 03/15/17	CITI	HKD	(26,688,600)	(3,440,767)	(3,442,653)	(1,886)
Hong Kong Dollar, Expiring 03/15/17	JPMC	HKD	(6,029,400)	(777,026)	(777,753)	(727)
Hungarian Forint, Expiring 03/16/17	CITI	HUF	(5,556,681,600)	(18,898,740)	(18,949,084)	(50,344)
Hungarian Forint, Expiring 03/16/17	JPMC	HUF	(7,435,022,400)	(25,324,793)	(25,354,497)	(29,704)
Israeli Shekel, Expiring 03/15/17	CITI	ILS	(102,280,601)	(26,915,649)	(26,604,333)	311,316
Israeli Shekel, Expiring 03/15/17	JPMC	ILS	(151,364,400)	(39,839,696)	(39,371,580)	468,116

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR MULTI-STRATEGY ALTERNATIVE FUND

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
Indian Rupee, Expiring 03/15/17*	CITI	INR	(900,471,200)	$ (13,097,716)	$ (13,163,542)	$ (65,826)
Indian Rupee, Expiring 03/15/17*	JPMC	INR	(1,350,706,800)	(19,646,551)	(19,745,314)	(98,763)
Japanese Yen, Expiring 03/15/17	CITI	JPY	(6,390,720,400)	(55,104,222)	(54,871,085)	233,137
Japanese Yen, Expiring 03/15/17	JPMC	JPY	(9,586,080,600)	(82,655,495)	(82,306,624)	348,871
Korean Won, Expiring 03/15/17*	CITI	KRW	(85,635,565,001)	(73,164,419)	(70,908,904)	2,255,515
Korean Won, Expiring 03/15/17*	JPMC	KRW	(128,452,488,000)	(109,745,765)	(106,362,642)	3,383,123
Mexican Peso, Expiring 03/15/17	CITI	MXN	(132,061,000)	(6,358,004)	(6,311,030)	46,974
Mexican Peso, Expiring 03/15/17	JPMC	MXN	(198,000,000)	(9,532,978)	(9,462,173)	70,805
Norwegian Krone, Expiring 03/15/17	CITI	NOK	(92,548,200)	(10,657,781)	(10,722,345)	(64,564)
Norwegian Krone, Expiring 03/15/17	JPMC	NOK	(131,899,800)	(15,194,503)	(15,281,499)	(86,996)
New Zealand Dollar, Expiring 03/15/17	CITI	NZD	(67,991,400)	(47,897,790)	(47,134,353)	763,437
New Zealand Dollar, Expiring 03/15/17	JPMC	NZD	(78,972,600)	(55,587,328)	(54,746,958)	840,370
Philippine Peso, Expiring 03/15/17*	CITI	PHP	(254,511,400)	(5,056,612)	(5,107,255)	(50,643)
Philippine Peso, Expiring 03/15/17*	JPMC	PHP	(365,757,600)	(7,266,374)	(7,339,618)	(73,244)
Poland Zloty, Expiring 03/15/17	CITI	PLN	(60,562,400)	(14,433,480)	(14,454,685)	(21,205)
Poland Zloty, Expiring 03/15/17	JPMC	PLN	(90,843,600)	(21,649,668)	(21,682,025)	(32,357)
Swedish Krona, Expiring 03/15/17	CITI	SEK	(1,283,534,800)	(141,038,467)	(141,470,044)	(431,577)
Swedish Krona, Expiring 03/15/17	JPMC	SEK	(1,925,302,198)	(211,557,304)	(212,205,063)	(647,759)
Singapore Dollar, Expiring 03/15/17	CITI	SGD	(96,282,800)	(67,600,748)	(66,462,666)	1,138,082
Singapore Dollar, Expiring 03/15/17	JPMC	SGD	(139,108,200)	(97,664,991)	(96,024,436)	1,640,555
Turkish Lira, Expiring 03/15/17	CITI	TRY	(50,080,000)	(14,095,131)	(13,988,133)	106,998
Turkish Lira, Expiring 03/15/17	JPMC	TRY	(75,120,000)	(21,142,669)	(20,982,198)	160,471
New Taiwan Dollar, Expiring 03/15/17*	CITI	TWD	(164,017,200)	(5,095,938)	(5,105,464)	(9,526)
New Taiwan Dollar, Expiring 03/15/17*	JPMC	TWD	(246,025,800)	(7,643,897)	(7,658,195)	(14,298)
South African Rand, Expiring 03/15/17	CITI	ZAR	(139,314,200)	(9,922,044)	(10,010,676)	(88,632)
South African Rand, Expiring 03/15/17	JPMC	ZAR	(110,722,800)	(7,870,844)	(7,956,188)	(85,344)

				(2,636,955,816)	(2,614,285,322)	22,670,494

				$(335,283,878)	$(341,779,049)	$(6,495,171)

*	Non-deliverable forward (See Note 4).

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR MULTI-STRATEGY ALTERNATIVE FUND

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

CHF - Swiss Franc

CLP - Chilean Peso

CNY - Chinese Renminbi

COP - Colombian Peso

CZK - Czech Republic Koruna

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

HUF - Hungarian Forint

IDR - Indonesian Rupiah

ILS - Israeli Shekel

INR - Indian Rupee

JPY - Japanese Yen

KRW - Korean Won

MXN - Mexican Peso

NOK - Norwegian Krone

NZD - New Zealand Dollar

PHP - Philippine Peso

PLN - Poland Zloty

SEK - Swedish Krona

SGD - Singapore Dollar

TRY - Turkish Lira

TWD - New Taiwan Dollar

USD - United States Dollar

ZAR - South African Rand

Total Return Basket Swaps* Outstanding at December 31, 2016

Over the Counter

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
BANA	The Fund receives the total return on a portfolio of long and short positions and pays or receives the Federal Funds Effective Rate plus or minus a specified spread, which is denominated in USD based on the local currencies of the positions within the swap.	40-67 months maturity 08/12/2019	$(1,459)

*	See the accompanying “Additional Information — Total Return Basket Swap” for further details.
**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap positions.

Additional Information — Total Return Basket Swaps

The following table represents the individual short positions and related values within the total return basket swap as of December 31, 2016.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Short Positions

Common Stocks
United States
Herbalife Ltd.	(89,908)	$(4,376,722)	$48,550

Net Cash and Other Receivables/ (Payables) (b)			(50,009)

Swaps, at Value			$(1,459)

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
BANA	The Fund receives the total return on a portfolio of long and short positions and pays or receives the Warsaw Interbank Effective Rate plus or minus a specified spread, which is denominated in PLN based on the local currencies of the positions within the swap.	25 months maturity 12/27/2018	$(20,265)

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual short positions and related values within the total return basket swap as of December 31, 2016.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Short Positions

Common Stocks
Poland
Bank Pekao SA	(34,800)	$(1,024,844)	$(20,083)

Net Cash and Other Receivables/ (Payables) (b)			(182)

Swaps, at Value			$(20,265)

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
BANA	The Fund receives the total return on a portfolio of long and short positions and pays or receives the Euro Interbank Offered Rate plus or minus a specified spread, which is denominated in EUR based on the local currencies of the positions within the swaps.	24-25 months maturity ranging from 11/26/2018 - 12/27/2018	$983,876

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2016.

REFERENCE ENTITY	PRINCIPAL	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Convertible Bonds
Germany
Bayer Capital Corp. BV 5.63%, 11/22/2019	$34,000,000	$36,812,259	$2,449,848

Italy
UniCredit SpA 0.00%, 12/15/2019 (c)	1,081,176	977,369	35,540

Total of Long Positions			2,485,388

	SHARES
Short Positions

Common Stocks
Germany
Bayer AG	(282,044)	(28,165,634)	(1,218,682)

Total of Long and Short Positions			1,266,706

Net Cash and Other Receivables/ (Payables) (b)			(282,830)

Swaps, at Value			$983,876

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.
(c)	Security fair valued as of 12/31/2016 in accordance with procedures approved by the Board of Trustees.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
DTBK	The Fund receives the total return on a portfolio of long and short positions and pays or receives the GBP/USD 1 Week Forward FX Swap Rate plus or minus a specified spread, which is denominated in GBP based on the local currencies of the positions within the swap.	61 months maturity 12/22/2017	$(1,605,029)

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2016.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
Germany
TUI AG	220,093	$2,690,198	$460,907

Isle of Man
Paysafe Group plc	118,885	605,519	(62,383)

South Africa
Investec plc	879,766	4,979,339	790,693
Mondi plc	127,958	2,401,524	211,667

			1,002,360

Switzerland
Coca-Cola HBC AG	77,424	1,481,887	204,041
IWG plc	548,198	1,979,637	(321,438)
Wolseley plc	44,566	2,296,900	423,684

			306,287

United Kingdom
AA plc	27,822	89,016	6,022
Amec Foster Wheeler plc	195,627	1,047,183	82,475
AstraZeneca plc	14,266	789,151	(10,116)
Babcock International Group plc	32,299	394,950	(16,101)
BAE Systems plc	311,556	2,039,676	226,441
Balfour Beatty plc	71,884	193,754	43,633
Barclays plc	372,294	783,619	238,085
Barratt Developments plc	1,831,556	10,258,124	154,481
Bellway plc	135,215	3,681,613	440,108
Berkeley Group Holdings plc	25,791	830,084	61,481
Booker Group plc	541,000	1,153,045	16,377
BP plc	1,137,735	5,828,314	1,297,808
Britvic plc	149,656	1,159,087	(114,133)
BT Group plc	617,640	3,145,322	(357,108)
Close Brothers Group plc	236,735	3,729,206	475,365
Compass Group plc	88,639	1,560,125	78,062
DCC plc	73,998	6,114,930	(614,583)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United Kingdom (continued)
Direct Line Insurance Group plc	994,782	$4,315,573	$211,829
Dixons Carphone plc	1,185,531	5,055,901	121,889
DS Smith plc	625,024	3,014,681	123,934
GKN plc	836,213	3,121,201	287,116
GlaxoSmithKline plc	411,487	8,517,741	(613,691)
Halma plc	21,426	276,916	(39,870)
Hays plc	1,233,993	1,800,630	463,646
Howden Joinery Group plc	391,346	2,013,825	(167,057)
HSBC Holdings plc	402,978	2,984,234	267,240
Imperial Brands plc	97,775	4,813,309	(552,222)
Inchcape plc	622,819	5,186,105	196,270
Indivior plc	51,243	181,401	5,310
Informa plc	295,181	2,514,575	(42,087)
Intermediate Capital Group plc	737,657	5,739,933	610,966
International Consolidated Airlines Group SA	90,529	423,811	66,712
John Wood Group plc	147,901	1,191,414	405,689
Johnson Matthey plc	68,351	2,844,949	(170,563)
Jupiter Fund Management plc	319,314	1,666,734	72,186
Kingfisher plc	1,384,164	5,697,490	266,026
Lloyds Banking Group plc	6,601,775	4,413,963	655,393
Man Group plc	2,210,967	3,179,691	37,260
Micro Focus International plc	122,101	3,032,145	247,006
National Grid plc	122,967	1,546,297	(109,582)
NEX Group plc	117,849	682,401	(7,775)
Old Mutual plc	145,846	335,679	36,223
Persimmon plc	520,233	10,998,605	351,653
Reckitt Benckiser Group plc	64,729	5,847,151	(364,088)
Rentokil Initial plc	1,121,116	2,963,675	103,453
Royal Mail plc	1,003,182	6,150,805	(448,328)
RSA Insurance Group plc	32,747	216,288	19,861
Sage Group plc (The)	731,903	6,438,565	(538,674)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United Kingdom (continued)
Severn Trent plc	22,112	$610,293	$(5,998)
Sky plc	14,999	182,899	(47)
Smith & Nephew plc	72,529	1,107,581	(18,978)
Smiths Group plc	21,894	380,879	232
Spectris plc	21,330	501,791	106,005
SSE plc	12,169	228,441	3,915
Tate & Lyle plc	710,507	6,246,004	(62,713)
Taylor Wimpey plc	5,077,070	9,600,286	(24,508)
TP ICAP plc	96,304	503,460	8,717
UBM plc	180,927	1,493,753	134,822
Vodafone Group plc	169,482	397,742	19,333
William Hill plc	1,228,211	4,799,942	(413,084)
Wm Morrison Supermarkets plc	2,404,079	6,003,512	824,752
Worldpay Group plc	611,322	2,139,624	(109,979)
WPP plc	340,158	7,134,912	434,769

			4,401,260

Total of Long Equity Positions			6,108,431

Short Positions

Common Stocks
Australia
BHP Billiton plc	(499,176)	(6,680,635)	(1,267,755)

Chile
Antofagasta plc	(1,658,812)	(11,106,829)	(2,627,560)

Ireland
Experian plc	(27,674)	(501,720)	(34,094)

Jordan
Hikma Pharmaceuticals plc	(182,964)	(4,159,471)	(104,999)

Netherlands
Royal Dutch Shell plc	(207,626)	(4,964,937)	(766,275)

South Africa
Mediclinic International plc	(144,630)	(1,282,143)	(91,683)

Switzerland
Glencore plc	(348,847)	(934,079)	(244,635)

United Kingdom
Aberdeen Asset Management plc	(1,389,900)	(5,442,291)	1,047,721
Admiral Group plc	(426,089)	(11,409,351)	1,827,004
Aggreko plc	(681,713)	(9,328,936)	1,633,489
Anglo American plc	(125,894)	(1,553,195)	(225,542)
Ashtead Group plc	(51,032)	(745,094)	(246,987)
ASOS plc	(6,900)	(405,365)	(16,211)
Associated British Foods plc	(201,810)	(6,660,456)	(149,032)
Auto Trader Group plc	(156,913)	(774,735)	(14,149)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United Kingdom (continued)
Aviva plc	(471,674)	$(2,407,847)	$(401,741)
British American Tobacco plc	(139,637)	(8,264,289)	350,302
BTG plc	(382,548)	(3,142,871)	364,820
Bunzl plc	(40,672)	(1,180,867)	124,968
Burberry Group plc	(100,695)	(1,632,676)	(223,025)
Capita plc	(405,244)	(4,637,853)	1,988,129
Centrica plc	(110,082)	(283,692)	(33,349)
Cobham plc	(1,016,588)	(2,079,465)	32,622
Croda International plc	(67,293)	(2,751,035)	104,431
Daily Mail & General Trust plc	(14,288)	(126,037)	(10,789)
Diageo plc	(55,236)	(1,466,310)	32,944
Drax Group plc	(408,581)	(1,722,483)	(177,851)
easyJet plc	(217,448)	(2,763,544)	73,837
Essentra plc	(477,738)	(2,847,347)	134,815
G4S plc	(23,903)	(54,021)	(15,068)
Greene King plc	(71,905)	(694,063)	76,199
Hargreaves Lansdown plc	(695,772)	(11,037,587)	684,237
Henderson Group plc	(387,109)	(1,136,875)	19,606
Hiscox Ltd.	(41,786)	(538,768)	15,161
IMI plc	(189,086)	(2,436,881)	18,700
Inmarsat plc	(833,739)	(7,670,918)	(43,338)
InterContinental Hotels Group plc	(9,900)	(366,030)	(76,640)
Intertek Group plc	(91,051)	(4,065,025)	162,757
ITV plc	(2,739,732)	(6,329,612)	(626,585)
J Sainsbury plc	(860,464)	(2,369,971)	(274,621)
Just Eat plc	(442,286)	(3,012,507)	(165,553)
Legal & General Group plc	(373,732)	(965,881)	(172,648)
Marks & Spencer Group plc	(289,146)	(1,204,003)	(41,547)
Meggitt plc	(281,743)	(1,579,811)	(11,246)
Merlin Entertainments plc	(264,900)	(1,495,433)	33,054
Next plc	(71,823)	(4,459,258)	53,228
Ocado Group plc	(151,229)	(495,421)	3,459
Pearson plc	(449,601)	(4,565,185)	54,050
Pennon Group plc	(483,887)	(5,118,924)	194,058
Petrofac Ltd.	(55,166)	(522,663)	(67,702)
Playtech plc	(48,192)	(538,937)	48,639
Provident Financial plc	(23,269)	(822,076)	8,304
Prudential plc	(106,882)	(1,790,195)	(342,901)
Rightmove plc	(7,177)	(342,109)	(2,648)
Rio Tinto plc	(104,389)	(3,212,892)	(772,472)
Rolls-Royce Holdings plc (LSE)	(286,053)	(2,750,108)	400,611
Rolls-Royce Holdings plc (c)	(13,158,438)	(98)	(16,118)
Rotork plc	(1,534,175)	(4,069,983)	(482,851)
Royal Bank of Scotland Group plc	(3,435,199)	(8,012,337)	(1,479,651)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United Kingdom (continued)
RPC Group plc	(10,493)	$(127,431)	$(10,112)
Schroders plc	(81,592)	(2,649,111)	(347,596)
Spirax-Sarco Engineering plc	(18,239)	(907,990)	(30,669)
Sports Direct International plc	(362,850)	(1,291,373)	47,624
St. James’s Place plc	(75,273)	(856,096)	(82,843)
Stagecoach Group plc	(37,810)	(94,885)	(5,758)
Standard Chartered plc	(353,275)	(2,691,862)	(189,068)
Standard Life plc	(149,404)	(550,918)	(133,232)
Tesco plc	(1,066,578)	(2,176,487)	(543,072)
Thomas Cook Group plc	(783,703)	(629,449)	(212,389)
Travis Perkins plc	(16,979)	(302,010)	(1,510)
United Utilities Group plc	(78,473)	(935,334)	65,516
Weir Group plc (The)	(176,295)	(3,166,033)	(930,925)
Whitbread plc	(127,808)	(6,067,964)	122,569

			1,145,415

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States
Shire plc	(56,970)	$(3,412,206)	$159,262

Total of Short Equity Positions			(3,832,324)

Total of Long and Short Equity Positions			2,276,107

Net Cash and Other Receivables/ (Payables) (b)			(3,881,136)

Swaps, at Value			$(1,605,029)

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.
(c)	Security fair valued as of 12/31/2016 in accordance with procedures approved by the Board of Trustees.

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
DTBK	The Fund receives the total return on a portfolio of long and short positions and pays or receives the EUR/USD 1 Week Forward FX Swap rate plus or minus a specified spread, which is denominated in EUR based on the local currencies of the positions within the swap.	37-61 months maturity 12/22/2017	$8,645,130

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2016.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
France
Air France-KLM	99,305	$532,243	$7,921
Arkema SA	41,198	3,625,828	401,305
Atos SE	181,755	16,885,143	2,271,394
BNP Paribas SA	157,502	7,265,426	2,757,670
Capgemini SA	59,199	5,381,148	(393,683)
Casino Guichard Perrachon SA	9,700	497,637	(32,865)
Cie de Saint-Gobain	89,476	3,577,388	584,801
Cie Generale des Etablissements Michelin	109,019	10,657,048	1,461,372

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
France (continued)
Cie Plastic Omnium SA	3,241	$97,560	$5,801
CNP Assurances	212,315	3,145,980	783,826
Eiffage SA	55,558	4,030,096	(160,398)
Faurecia	176,172	6,447,076	376,634
Imerys SA	3,991	265,907	36,460
Ipsen SA	34,084	2,122,997	339,744
Lagardere SCA	360,849	8,649,873	1,365,648
Orange SA	559,718	8,018,755	468,791
Peugeot SA	881,377	12,544,983	1,810,159
Renault SA	59,984	4,886,220	441,367
Rexel SA	214,951	2,997,419	534,201
Safran SA	22,689	1,459,818	172,063
Sanofi	4,597	345,106	26,632

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
France (continued)
Schneider Electric SE	38,150	$2,466,658	$183,564
SCOR SE	95,998	2,658,433	654,530
SEB SA	4,496	586,553	22,672
SFR Group SA	3,083	71,108	15,810
Societe BIC SA	16,589	2,318,402	(64,343)
Societe Generale SA	61,113	1,951,500	1,054,453
Sodexo SA	32,163	3,508,551	184,189
Suez	133,624	2,055,963	(87,081)
Teleperformance	57,909	5,274,294	531,421
Thales SA	108,472	9,242,093	1,266,754
Ubisoft Entertainment SA	41,114	1,370,127	90,886
Valeo SA	152,110	7,392,634	1,339,666
Vinci SA	28,102	2,017,946	(106,318)

			18,345,046

Portugal
Sonae SGPS SA	235,866	171,131	45,628

Total of Long Equity Positions			18,390,674

Short Positions

Common Stocks
France
Accor SA	(246,937)	(9,456,541)	257,477
Aeroports de Paris	(9,052)	(870,831)	(98,519)
Air Liquide SA	(95,704)	(9,475,938)	(1,166,227)
Airbus Group SE	(3,665)	(228,740)	(13,328)
Alstom SA	(88,455)	(2,066,962)	(365,426)
Bollore SA	(843,090)	(2,817,296)	(151,291)
Bollore SA	(614)	11	(2,124)
Bouygues SA	(10,046)	(331,291)	(28,349)
Bureau Veritas SA	(193,660)	(3,975,695)	227,541
Carrefour SA	(259,430)	(6,054,758)	(191,270)
Christian Dior SE	(1,944)	(379,927)	(27,364)
Credit Agricole SA	(62,567)	(578,325)	(196,172)
Danone SA	(11,033)	(805,912)	107,760
Edenred	(368,194)	(7,869,232)	578,798
Electricite de France SA	(703,685)	(8,143,406)	983,508
Engie SA	(204,110)	(2,865,835)	267,729
Essilor International SA	(27,631)	(3,325,377)	207,821
Eutelsat Communications SA	(167,787)	(3,095,382)	(149,224)
Groupe Eurotunnel SE	(472,682)	(4,578,542)	88,098

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
France (continued)
Hermes International	(16,645)	$(6,731,323)	$(96,750)
Iliad SA	(157)	(28,649)	(1,502)
Ingenico Group SA	(28,847)	(2,522,893)	221,311
JCDecaux SA	(92,296)	(2,877,926)	164,069
Kering	(26,297)	(4,667,620)	(1,230,892)
Legrand SA	(2,978)	(154,090)	(14,867)
L’Oreal SA	(45,581)	(8,082,926)	(224,908)
LVMH Moet Hennessy Louis Vuitton SE	(34,042)	(5,445,249)	(1,045,594)
Natixis SA	(367,806)	(1,719,763)	(351,486)
Orpea	(10,109)	(802,440)	(13,705)
Pernod Ricard SA	(83,423)	(8,978,726)	(49,315)
Publicis Groupe SA	(5,703)	(401,617)	8,654
Remy Cointreau SA	(80,549)	(6,566,098)	(299,702)
Technip SA	(109,788)	(5,985,700)	(1,834,693)
TOTAL SA	(124,186)	(5,387,730)	(982,029)
Veolia Environnement SA	(46,798)	(768,158)	(27,027)
Vivendi SA	(105,331)	(1,959,740)	(38,064)
Zodiac Aerospace	(315,847)	(6,664,145)	(578,540)

			(6,065,602)

Luxembourg
Eurofins Scientific SE	(4,271)	(1,582,339)	(237,295)
SES SA	(256,589)	(5,397,305)	(248,372)

			(485,667)

Total of Short Equity Positions			(6,551,269)

Total of Long and Short Equity Positions			11,839,405

Net Cash and Other Receivables/ (Payables) (b)			(3,194,275)

Swaps, at Value			$8,645,130

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
DTBK	The Fund receives the total return on a portfolio of long and short positions and pays or receives the GBP/USD 1 Week Forward FX Swap Rate plus or minus a specified spread, which is denominated in GBP based on the local currencies of the positions within the swap.	61 months maturity 12/20/2017	$437,807

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and related values within the total return basket swap as of December 31, 2016.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
Canada
Entertainment One Ltd.	1,120,987	$3,021,381	$159,236

United Kingdom
London Stock Exchange Group plc	179,808	6,141,309	285,229

Total of Long Equity Positions			444,465

Net Cash and Other Receivables/ (Payables) (b)			(6,658)

Swaps, at Value			$437,807

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
DTBK	The Fund receives the total return on a portfolio of long and short positions and pays or receives the Federal Funds Effective Rate plus or minus a specified spread, which is denominated in USD based on the local currencies of the positions within the swap.	85 months maturity 11/22/2021	$1,605,153

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2016.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
Canada
Agrium, Inc.	140,522	$12,769,234	$1,360,253

Singapore
InterOil Corp.	49,820	2,457,195	(86,759)

United States
Alere, Inc.	202,109	8,615,907	(739,719)
American Capital Ltd.	193,803	3,283,023	189,927
Apollo Education Group, Inc.	713,941	5,647,273	1,420,743
Ball Corp.	10,080	712,354	44,352
Cardinal Financial Corp.	86,273	2,213,765	615,126
CST Brands, Inc.	684,473	32,615,138	342,236
Dow Chemical Co. (The)	580,089	30,495,279	2,697,414
Empire District Electric Co. (The)	381,961	13,009,592	11,459
Envision Healthcare Corp.	14	869	17
EverBank Financial Corp.	615,114	11,834,793	129,174
G&K Services, Inc.	197,491	19,049,982	(1,975)
Humana, Inc.	21,694	3,786,037	640,190
Intersil Corp.	508,463	11,059,070	279,655

			5,628,599

Total of Long Equity Positions			6,902,093

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Short Positions

Common Stocks
Canada
Potash Corp. of Saskatchewan, Inc.	(783,400)	$(12,487,396)	$(1,684,310)

United States
Aetna, Inc.	(18,169)	(2,082,712)	(170,425)
Ares Capital Corp.	(93,689)	(1,459,675)	(85,257)
EI du Pont de Nemours & Co.	(452,473)	(30,179,949)	(3,031,569)
United Bankshares, Inc.	(61,099)	(2,280,215)	(545,614)

			(3,832,865)

Total of Short Equity Positions			(5,517,175)

Total of Long and Short Equity Positions			1,384,918

Net Cash and Other Receivables/ (Payables) (b)			220,235

Swaps, at Value			$1,605,153

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
DTBK	The Fund receives the total return on a portfolio of long and short positions and pays or receives the CHF/USD 1 Week Forward FX Swap Rate plus or minus a specified spread, which is denominated in CHF based on the local currencies of the positions within the swap.	25 months maturity 09/20/2017	$1,475,371

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long positions and related values within the total return basket swap as of December 31, 2016.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
Switzerland
Syngenta AG	70,562	$26,342,231	$1,537,022

Net Cash and Other Receivables/ (Payables) (b)			(61,651)

Swaps, at Value			$1,475,371

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
DTBK	The Fund receives the total return on a portfolio of long and short positions and pays or receives the Canadian Offered Rate plus or minus a specified spread, which is denominated in CAD based on the local currencies of the positions within the swap.	61 months maturity 09/23/2021	$4

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long positions and related values within the total return basket swap as of September 30, 2016.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
Canada
Fortis, Inc.	8	$245	$2

Net Cash and Other Receivables/ (Payables) (b)			2

Swaps, at Value			$4

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
GSIN	The Fund receives the total return on a portfolio of long and short positions and pays or receives the Hong Kong Interbank Offered Rate plus or minus a specified spread, which is denominated in HKD based on the local currencies of the positions within the swap.	49-60 months maturity 12/21/2020	$1,248,099

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2016.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
China
AAC Technologies Holdings, Inc.	109,500	$1,001,698	$(10,531)
Agricultural Bank of China Ltd.	3,712,000	1,455,900	59,031
Air China Ltd.	1,712,000	1,103,487	(15,969)
ANTA Sports Products Ltd.	260,000	669,044	103,628
AviChina Industry & Technology Co. Ltd.	921,000	618,844	12,930
Bank of China Ltd.	2,235,000	876,012	109,458
Bank of Communications Co. Ltd.	2,008,000	1,222,949	221,194
Beijing Capital International Airport Co. Ltd.	1,960,000	1,923,220	52,500
Beijing Enterprises Holdings Ltd.	499,000	2,713,917	(365,116)
Belle International Holdings Ltd.	935,000	634,222	(110,462)
China Cinda Asset Management Co. Ltd.	9,181,000	3,016,334	289,593
China CITIC Bank Corp. Ltd.	3,122,000	1,780,555	195,001
China Communications Services Corp. Ltd.	2,610,000	1,127,838	530,484
China Construction Bank Corp.	6,995,000	4,703,205	653,779
China Everbright Bank Co. Ltd.	135,000	61,596	(348)
China Galaxy Securities Co. Ltd.	3,694,500	2,991,228	320,624
China Longyuan Power Group Corp. Ltd.	1,292,000	809,324	194,625
China Medical System Holdings Ltd.	223,000	273,491	78,578
China Mobile Ltd.	622,775	7,320,154	(754,127)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
China (continued)
China Petroleum & Chemical Corp.	8,550,000	$5,758,670	$262,819
China Power International Development Ltd.	2,267,000	1,106,874	(288,300)
China Resources Power Holdings Co. Ltd.	1,068,000	1,675,786	13,449
China Shenhua Energy Co. Ltd.	2,031,500	3,238,291	559,019
China Telecom Corp. Ltd.	1,750,000	787,561	15,180
Chongqing Rural Commercial Bank Co. Ltd.	1,415,000	691,389	136,362
CITIC Ltd.	55,000	80,395	(2,067)
CNOOC Ltd.	2,149,000	2,476,253	194,385
CSPC Pharmaceutical Group Ltd.	2,692,000	2,571,321	295,063
Dongfeng Motor Group Co. Ltd.	1,914,000	2,327,034	(467,663)
ENN Energy Holdings Ltd.	48,000	227,253	(30,585)
Far East Horizon Ltd.	692,000	589,199	1,782
Geely Automobile Holdings Ltd.	5,325,000	2,336,302	2,724,873
GOME Electrical Appliances Holding Ltd.	8,658,000	1,205,465	(159,096)
Great Wall Motor Co. Ltd.	1,694,000	1,317,644	253,766
Guangdong Investment Ltd.	1,584,000	2,104,894	(18,961)
Industrial & Commercial Bank of China Ltd.	6,494,000	3,711,810	160,123
Jiangxi Copper Co. Ltd.	244,000	376,402	(37,724)
People’s Insurance Co. Group of China Ltd. (The)	10,804,000	4,303,100	(67,077)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
China (continued)
PetroChina Co. Ltd.	1,068,000	$734,588	$58,594
PICC Property & Casualty Co. Ltd.	2,320,000	3,980,162	(391,883)
Semiconductor Manufacturing International Corp.	363,900	324,914	243,994
Shanghai Industrial Holdings Ltd.	190,000	548,160	(35,905)
Sinopec Engineering Group Co. Ltd.	1,785,000	1,537,084	(50,516)
Sinopec Shanghai Petrochemical Co. Ltd.	8,245,000	3,272,119	1,178,193
Sinopharm Group Co. Ltd.	457,600	1,767,435	107,968
Sinotrans Ltd.	2,027,000	945,018	(43,960)
Tencent Holdings Ltd.	45,800	1,205,915	(95,397)
TravelSky Technology Ltd.	596,000	1,080,398	168,688
Want Want China Holdings Ltd.	1,924,000	1,237,885	(9,122)
Weichai Power Co. Ltd.	1,346,000	1,368,286	695,856
Zhejiang Expressway Co. Ltd.	1,128,000	1,124,253	(50,398)
Zhuzhou CRRC Times Electric Co. Ltd.	371,000	1,747,843	125,737

			7,012,069

Hong Kong
Nine Dragons Paper Holdings Ltd.	1,495,000	1,278,900	71,075
Sino Biopharmaceutical Ltd.	4,526,999	3,225,008	(50,540)
Sun Art Retail Group Ltd.	216,000	138,849	50,414

			70,949

Total of Long Equity Positions			7,083,018

Short Positions

Common Stocks
China
3SBio, Inc.	(750,500)	(762,498)	33,518
Aluminum Corp. of China Ltd.	(258,000)	(96,384)	(9,290)
Anhui Conch Cement Co. Ltd.	(324,000)	(762,738)	(114,067)
Beijing Enterprises Water Group Ltd.	(3,462,000)	(2,205,105)	(86,231)
Brilliance China Automotive Holdings Ltd.	(4,898,000)	(4,868,738)	(1,853,890)
BYD Co. Ltd.	(397,000)	(1,886,850)	(194,150)
CGN Power Co. Ltd.	(14,975,000)	(4,637,076)	544,412

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
China (continued)
China Coal Energy Co. Ltd.	(1,305,000)	$(713,002)	$97,270
China Communications Construction Co. Ltd.	(3,028,000)	(3,396,880)	(63,863)
China Conch Venture Holdings Ltd.	(106,500)	(202,958)	13,817
China Life Insurance Co. Ltd.	(2,107,000)	(4,792,319)	(654,168)
China Mengniu Dairy Co. Ltd.	(67,000)	(114,818)	(13,651)
China Merchants Bank Co. Ltd.	(834,000)	(1,645,562)	(299,443)
China Minsheng Banking Corp. Ltd.	(2,247,000)	(1,958,774)	(432,178)
China National Building Material Co. Ltd.	(3,114,000)	(1,378,507)	(129,558)
China Oilfield Services Ltd.	(6,780,000)	(4,850,130)	(1,407,560)
China Pacific Insurance Group Co. Ltd.	(243,800)	(825,172)	(18,814)
China Railway Construction Corp. Ltd.	(658,500)	(802,523)	(41,311)
China Railway Group Ltd.	(685,000)	(420,333)	(139,425)
China Resources Gas Group Ltd.	(484,000)	(1,228,493)	(127,447)
China Southern Airlines Co. Ltd.	(2,778,000)	(1,579,234)	141,796
China State Construction International Holdings Ltd.	(98,000)	(127,944)	(18,085)
China Taiping Insurance Holdings Co. Ltd.	(581,200)	(1,250,539)	59,008
China Unicom Hong Kong Ltd.	(1,594,000)	(1,771,522)	(73,308)
CITIC Securities Co. Ltd.	(1,027,500)	(2,008,094)	(68,192)
COSCO Shipping Development Co. Ltd.	(12,325,000)	(2,694,938)	164,552
COSCO SHIPPING Ports Ltd.	(444,000)	(476,986)	32,042
CRRC Corp. Ltd.	(3,547,000)	(3,303,563)	135,634
Fosun International Ltd.	(3,287,000)	(4,494,452)	(139,108)
GF Securities Co. Ltd.	(919,200)	(1,852,663)	(54,734)
Haitong Securities Co. Ltd.	(2,052,000)	(3,447,437)	(48,545)
Hengan International Group Co. Ltd.	(10,500)	(74,385)	(2,519)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
China (continued)
Huadian Power International Corp. Ltd.	(260,000)	$(109,581)	$(7,753)
Huaneng Power International, Inc.	(898,000)	(554,826)	(37,925)
Huaneng Renewables Corp. Ltd.	(898,000)	(222,602)	(67,710)
Huatai Securities Co. Ltd.	(1,881,600)	(3,648,204)	80,716
Jiangsu Expressway Co. Ltd.	(280,000)	(328,850)	(24,169)
Kingsoft Corp. Ltd.	(19,000)	(45,542)	6,769
Lenovo Group Ltd.	(2,606,000)	(2,171,825)	600,912
New China Life Insurance Co. Ltd.	(609,100)	(2,353,754)	(419,855)
Ping An Insurance Group Co. of China Ltd.	(5,000)	(22,200)	(2,640)
Shandong Weigao Group Medical Polymer Co. Ltd.	(1,144,000)	(702,099)	(59,805)
Shanghai Electric Group Co. Ltd.	(2,218,000)	(1,039,910)	51,591
Shanghai Fosun Pharmaceutical Group Co. Ltd.	(517,000)	(1,252,376)	(325,670)
Shanghai Pharmaceuticals Holding Co. Ltd.	(286,000)	(706,914)	54,172
Shenzhou International Group Holdings Ltd.	(27,000)	(136,419)	(33,807)
Tingyi Cayman Islands Holding Corp.	(2,012,000)	(2,320,923)	(118,280)
Yanzhou Coal Mining Co. Ltd.	(2,426,000)	(1,509,492)	(135,329)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
China (continued)
Zijin Mining Group Co. Ltd.	(1,358,000)	$(448,673)	$15,615
ZTE Corp.	(471,000)	(719,787)	(95,420)

			(5,286,076)

Hong Kong
Alibaba Pictures Group Ltd.	(1,340,000)	(252,198)	35,197
China Gas Holdings Ltd.	(2,446,000)	(3,167,433)	(144,964)
GCL-Poly Energy Holdings Ltd.	(8,360,000)	(1,176,639)	178,001
Haier Electronics Group Co. Ltd.	(50,000)	(78,487)	49

			68,283

Total of Short Equity Positions			(5,217,793)

Total of Long and Short Equity Positions			1,865,225

Net Cash and Other Receivables/ (Payables) (b)			(617,126)

Swaps, at Value			$1,248,099

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
GSIN	The Fund receives the total return on a portfolio of long and short positions and pays or receives the Warsaw Interbank Offered Rate plus or minus a specified spread, which is denominated in PLN based on the local currencies of the positions within the swaps.	49-60 months maturity 12/21/2020	$(900,189)

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2016.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
Poland
Eurocash SA	201,066	$2,488,855	$(599,556)
KGHM Polska Miedz SA	5,668	93,529	31,117
PGE Polska Grupa Energetyczna SA	649,306	1,994,383	(374,904)
Polski Koncern Naftowy ORLEN SA	34,638	618,198	87,236
Polskie Gornictwo Naftowe i Gazownictwo SA	1,530,137	1,869,942	186,158
Tauron Polska Energia SA	165,137	99,477	12,942

			(657,007)

Total of Long Equity Positions			(657,007)

Short Positions

Common Stocks
Poland
Bank Pekao SA	(43,425)	(1,439,720)	135,813
Bank Zachodni WBK SA	(16,108)	(1,004,736)	(210,933)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Poland (continued)
LPP SA	(257)	$(337,553)	$(10,585)
mBank SA	(9,200)	(688,646)	(47,894)
Orange Polska SA	(651,160)	(853,497)	(3,000)
Powszechna Kasa Oszczednosci Bank Polski SA	(122,236)	(694,112)	(127,000)
Powszechny Zaklad Ubezpieczen SA	(133,132)	(891,278)	(164,333)

			(427,932)

Total of Short Equity Positions			(427,932)

Total of Long and Short Equity Positions			(1,084,939)

Net Cash and Other Receivables/ (Payables) (b)			184,750

Swaps, at Value			$(900,189)

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
GSIN	The Fund receives the total return on a portfolio of long and short positions and pays or receives the LIBOR plus or minus a specified spread, which is denominated in USD based on the local currencies of the positions within the swaps.	7-60 months maturity ranging from 06/02/2017 - 12/22/2020	$5,797,941

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2016.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
Brazil
AES Tiete SA	269,300	$1,286,404	$(128,017)
BM&FBovespa SA - Bolsa de Valores Mercadorias e Futuros	556,400	2,701,541	119,180
Cia de Saneamento Basico do Estado de Sao Paulo, ADR	198,426	1,702,942	19,396
Cia Energetica de Minas Gerais, ADR	492,084	558,839	563,112
Cia Paranaense de Energia, ADR	28,821	269,961	(25,559)
Cielo SA	38,000	138,500	187,128
CPFL Energia SA	24,800	176,601	15,493
EDP—Energias do Brasil SA	463,700	1,692,797	216,313
Engie Brasil Energia SA	37,100	451,790	(52,829)
Equatorial Energia SA	135,300	1,471,210	790,233
Hypermarcas SA	210,400	1,685,875	3,298
JBS SA	1,035,693	2,690,396	937,250
Kroton Educacional SA	136,400	598,083	(39,441)
Lojas Renner SA	165,500	1,272,735	(94,552)
M Dias Branco SA	18,300	622,384	24,276
Odontoprev SA	88,300	262,726	79,112
Porto Seguro SA	43,000	283,385	72,009
Qualicorp SA	502,700	2,522,955	450,276
Raia Drogasil SA	26,000	482,792	6,021
Sul America SA	114,800	599,487	35,410
Transmissora Alianca de Energia Eletrica SA	213,800	1,398,158	(35,755)

			3,142,354

Chile
Banco de Chile, ADR	386	25,786	1,408
Enel Americas SA, ADR	199,516	1,666,958	(28,931)
Enel Generacion Chile SA, ADR	16,521	432,659	(111,491)

			(139,014)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Korea, Republic of
CJ E&M Corp.	7,832	$477,198	$(17,703)
Daelim Industrial Co. Ltd.	13,116	933,083	11,022
DGB Financial Group, Inc.	39,992	304,186	18,960
Dongbu Insurance Co. Ltd.	61,618	3,583,937	(393,854)
Doosan Heavy Industries & Construction Co. Ltd.	31,114	718,651	(19,639)
Hana Financial Group, Inc.	42,142	954,508	133,180
Hanwha Chemical Corp.	94,727	1,985,296	(54,281)
Hanwha Corp.	82,806	2,320,257	78,833
Hanwha Life Insurance Co. Ltd.	230,621	1,287,108	(41,168)
Hyundai Department Store Co. Ltd.	9,693	984,351	(109,314)
Hyundai Development Co-Engineering & Construction	74,005	2,629,982	119,400
Hyundai Engineering & Construction Co. Ltd.	38,769	1,208,469	162,996
Hyundai Glovis Co. Ltd.	5,971	788,719	(25,849)
Hyundai Marine & Fire Insurance Co. Ltd.	114,333	3,076,014	(99,937)
Hyundai Mobis Co. Ltd.	9,431	1,904,232	154,774
Hyundai Steel Co.	3,697	162,942	11,066
KB Financial Group, Inc.	71,045	2,278,548	232,145
Kia Motors Corp.	70,443	2,856,673	(570,329)
Korea Electric Power Corp.	66,708	3,002,131	(568,754)
Korea Gas Corp.	2,524	97,173	4,122
Korea Zinc Co. Ltd.	3,950	1,678,097	(124,370)
Korean Air Lines Co. Ltd.	44,205	910,769	86,771
KT Corp.	15,906	355,898	31,105
LG Chem Ltd.	7,138	1,711,816	(172,528)
LG Corp.	45,742	2,525,854	(254,848)
LG Uplus Corp.	65,926	545,923	78,917
Lotte Chemical Corp.	14,715	3,156,325	1,327,944
NAVER Corp.	482	372,870	(64,208)
NCSoft Corp.	8,099	1,468,419	188,281

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Korea, Republic of (continued)
POSCO	11,467	$2,328,080	$106,533
Posco Daewoo Corp.	91,413	1,832,377	208,181
Samsung Card Co. Ltd.	25,643	961,094	(117,973)
Samsung Life Insurance Co. Ltd.	16,717	1,488,899	67,042
Shinhan Financial Group Co. Ltd.	17,663	583,293	79,091
SK Hynix, Inc.	24,141	606,986	281,309
SK Innovation Co. Ltd.	49,138	6,048,801	(102,214)
SK Networks Co. Ltd.	264,527	1,211,727	302,068
SK Telecom Co. Ltd.	23,477	4,301,283	49,970
Woori Bank	232,343	1,914,431	534,186
Yuhan Corp.	3,772	898,818	(276,401)

			1,254,526

Malaysia
AirAsia Bhd.	1,784,100	957,719	(48,201)

Mexico
Cemex SAB de CV, ADR	113,417	841,529	69,210
Grupo Aeroportuario del Pacifico SAB de CV, ADR	2,386	223,713	(26,821)

			42,389

South Africa
AngloGold Ashanti Ltd., ADR	97,255	1,131,978	(109,828)
Gold Fields Ltd., ADR	114,290	446,435	(102,422)

			(212,250)

Taiwan
Casetek Holdings Ltd.	54,000	280,603	(137,691)
Cathay Financial Holding Co. Ltd.	790,000	851,963	322,464
China Life Insurance Co. Ltd.	1,819,960	1,373,536	425,940
Compal Electronics, Inc.	1,177,000	658,083	14,228
Feng TAY Enterprise Co. Ltd.	265,467	1,206,778	(223,555)
Formosa Petrochemical Corp.	32,000	112,789	(2,050)
Foxconn Technology Co. Ltd.	454,217	897,004	298,055
Fubon Financial Holding Co. Ltd.	1,247,297	1,403,087	563,087
Hon Hai Precision Industry Co. Ltd.	326,700	685,287	164,489
Inventec Corp.	712,000	456,918	28,790
Lite-On Technology Corp.	439,945	565,658	95,954
Nien Made Enterprise Co. Ltd.	125,000	1,374,688	(91,040)
Novatek Microelectronics Corp.	112,000	389,232	(21,133)
Pegatron Corp.	955,000	1,950,694	321,281

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Taiwan (continued)
Phison Electronics Corp.	240,000	$1,815,358	$72,184
Pou Chen Corp.	850,000	1,086,240	(29,975)
Powertech Technology, Inc.	991,000	2,042,708	616,636
Realtek Semiconductor Corp.	599,000	2,103,748	(211,951)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	4,618	130,888	1,879
Uni-President Enterprises Corp.	1,116,000	2,082,334	(242,201)
Wistron Corp.	2,305,412	1,690,929	85,746

			2,051,137

United States
Samsung Electronics Co. Ltd.	3,953	4,241,115	1,642,187

Total of Long Common Stocks			7,733,128

Preferred Stocks
Brazil
Braskem SA	213,400	1,366,540	879,120
Centrais Eletricas Brasileiras SA	372,900	1,068,920	1,897,369
Cia Energetica de Sao Paulo	138,300	398,348	174,874
Itausa - Investimentos Itau SA	255,710	399,318	251,211

			3,202,574

Total of Long Equity Positions			10,935,702

Short Positions

Common Stocks
Brazil
Banco Bradesco SA, ADR	(33,371)	(232,699)	(57,962)
Banco do Brasil SA	(271,800)	(1,605,584)	(740,212)
BB Seguridade Participacoes SA	(124,600)	(821,301)	(262,111)
BRF SA	(11,700)	(187,745)	14,296
CCR SA	(216,400)	(1,001,126)	(60,030)
Duratex SA	(129,900)	(356,359)	84,961
Embraer SA, ADR	(51,503)	(915,762)	(75,670)
Fibria Celulose SA, ADR	(415,804)	(3,444,427)	(551,449)
Itau Unibanco Holding SA, ADR	(48,705)	(469,462)	(31,226)
Telefonica Brasil SA, ADR	(220,686)	(1,956,517)	(996,261)
TIM Participacoes SA, ADR	(366,515)	(3,342,464)	(982,413)

			(3,658,077)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Chile
Banco Santander Chile, ADR	(19,468)	$(313,240)	$(112,525)
Sociedad Quimica y Minera de Chile SA, ADR	(54,153)	(911,180)	(640,303)

			(752,828)

Korea, Republic of
Amorepacific Corp.	(8,899)	(2,518,978)	153,757
BGF retail Co. Ltd.	(26,064)	(2,214,931)	450,362
BNK Financial Group, Inc.	(89,846)	(619,848)	(24,661)
Cheil Worldwide, Inc.	(3,344)	(56,634)	13,150
CJ CheilJedang Corp.	(618)	(199,546)	16,705
CJ Corp.	(11,228)	(1,737,400)	1,129
CJ Korea Express Corp.	(8,937)	(1,610,581)	287,008
Daewoo Engineering & Construction Co. Ltd.	(361,151)	(1,550,681)	33,495
Dongsuh Cos., Inc.	(6,391)	(182,301)	36,624
E-MART, Inc.	(17,887)	(2,535,212)	(173,359)
GS Holdings Corp.	(14,445)	(573,455)	(72,689)
GS Retail Co. Ltd.	(30,295)	(1,277,592)	84,248
Hankook Tire Co. Ltd.	(11,481)	(441,868)	(110,089)
Hanmi Pharm Co. Ltd.	(1,523)	(411,900)	27,842
Hanmi Science Co. Ltd.	(30,443)	(2,057,679)	522,653
Hanon Systems	(18,621)	(179,191)	20,615
Hanssem Co. Ltd.	(15,432)	(2,346,301)	(190,727)
Hotel Shilla Co. Ltd.	(32,407)	(1,732,068)	443,836
Hyundai Heavy Industries Co. Ltd.	(20,417)	(1,697,752)	(754,583)
Hyundai Motor Co.	(30,748)	(3,577,366)	(131,997)
Hyundai Wia Corp.	(4,168)	(285,639)	34,055
Industrial Bank of Korea	(4,349)	(41,512)	(4,132)
Kakao Corp.	(12,788)	(866,103)	52,465
Kangwon Land, Inc.	(18,636)	(593,994)	42,544
KCC Corp.	(4,598)	(1,565,891)	199,387
Korea Aerospace Industries Ltd.	(57,391)	(3,509,982)	334,765
Korea Investment Holdings Co. Ltd.	(10,868)	(387,796)	11,167
Kumho Petrochemical Co. Ltd.	(72,899)	(4,186,142)	(756,464)
LG Display Co. Ltd.	(55,034)	(1,374,903)	(53,002)
LG Electronics, Inc.	(10,028)	(489,320)	61,200
LG Household & Health Care Ltd.	(1,428)	(1,051,194)	38,039
LG Innotek Co. Ltd.	(7,631)	(526,091)	(31,423)
Lotte Chilsung Beverage Co. Ltd.	(1,091)	(1,527,295)	207,690
Lotte Confectionery Co. Ltd.	(518)	(83,050)	6,525
Lotte Shopping Co. Ltd.	(18,218)	(3,481,388)	140,011
NH Investment & Securities Co. Ltd.	(220,251)	(1,742,931)	(11,961)
Orion Corp.	(6,185)	(4,171,409)	819,072
Ottogi Corp.	(1,685)	(1,292,077)	368,210
Samsung C&T Corp.	(52,899)	(5,895,200)	417,719

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Korea, Republic of (continued)
Samsung Electro-Mechanics Co. Ltd.	(121,799)	$(5,229,009)	$116,034
Samsung SDI Co. Ltd.	(85,655)	(7,484,487)	(226,465)
Samsung SDS Co. Ltd.	(10,962)	(2,175,906)	912,152
Samsung Securities Co. Ltd.	(42,192)	(1,263,508)	158,298
Shinsegae, Inc.	(6,797)	(1,092,798)	103,061
SK Holdings Co. Ltd.	(516)	(99,221)	1,268
S-Oil Corp.	(8,560)	(593,218)	(5,904)

			3,567,630

Mexico
America Movil SAB de CV, ADR	(155,886)	(1,887,799)	(71,688)
Grupo Financiero Santander Mexico SAB de CV, ADR	(383,937)	(2,833,875)	73,368
Grupo Televisa SAB, ADR	(97,348)	(2,266,176)	232,576

			234,256

Taiwan
Advanced Semiconductor Engineering, Inc.	(1,852,000)	(1,947,039)	58,951
Asia Cement Corp.	(265,000)	(207,996)	(7,560)
Asustek Computer, Inc.	(10,000)	(82,580)	707
AU Optronics Corp.	(5,021,000)	(1,454,894)	(368,432)
Catcher Technology Co. Ltd.	(32,000)	(268,172)	46,997
Chang Hwa Commercial Bank Ltd.	(976,397)	(417,012)	(101,238)
Cheng Shin Rubber Industry Co. Ltd.	(322,000)	(513,569)	(90,857)
China Development Financial Holding Corp.	(6,012,000)	(1,447,014)	(49,637)
China Steel Corp.	(875,000)	(454,765)	(210,364)
Delta Electronics, Inc.	(272,000)	(1,202,686)	(134,501)
E.Sun Financial Holding Co. Ltd.	(1,009,178)	(449,496)	(123,260)
Far Eastern New Century Corp.	(1,048,000)	(761,556)	(23,274)
Formosa Chemicals & Fibre Corp.	(348,000)	(735,905)	(300,489)
Formosa Plastics Corp.	(517,000)	(1,170,158)	(254,997)
Hiwin Technologies Corp.	(37,000)	(174,803)	5,891
Hotai Motor Co. Ltd.	(279,000)	(2,839,275)	(343,255)
Largan Precision Co. Ltd.	(5,000)	(400,148)	(182,659)
Nan Ya Plastics Corp.	(475,000)	(913,342)	(132,949)
Nanya Technology Corp.	(513,000)	(751,479)	(11,572)
OBI Pharma, Inc.	(6,000)	(49,464)	(3,353)
President Chain Store Corp.	(16,000)	(103,838)	(10,534)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Taiwan (continued)
Quanta Computer, Inc.	(369,000)	$(609,008)	$(78,583)
Shin Kong Financial Holding Co. Ltd.	(7,930,000)	(1,724,126)	(212,824)
SinoPac Financial Holdings Co. Ltd.	(854,191)	(212,177)	(27,922)
Synnex Technology International Corp.	(39,000)	(42,221)	3,031
Taishin Financial Holding Co. Ltd.	(3,894,205)	(1,116,936)	(305,154)
Taiwan Cement Corp.	(840,000)	(720,707)	(192,216)
United Microelectronics Corp.	(854,000)	(307,912)	7,157
Vanguard International Semiconductor Corp.	(128,000)	(249,844)	28,049
Yuanta Financial Holding Co. Ltd.	(1,771,000)	(584,427)	(72,352)

			(3,087,199)

Total of Short Common Stocks			(3,696,218)

Preferred Stocks
Brazil
Cia Brasileira de Distribuicao	(155,900)	(2,269,072)	(353,451)
Petroleo Brasileiro SA	(582,200)	(1,615,101)	(1,044,841)
Suzano Papel e Celulose SA	(26,200)	(103,549)	(10,759)
Vale SA	(25,001)	(122,483)	(56,804)

			(1,465,855)

Total of Short Equity Positions			(5,162,073)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Rights
Taiwan
Taishin Financial Holding Co. Ltd.(c)	(149,174)	$—	$—

Total of Short Equity Positions and Rights			(5,162,073)

Total of Long and Short Equity Positions and Rights			5,773,629

Net Cash and Other Receivables/ (Payables) (b)			24,312

Swaps, at Value			$5,797,941

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.
(c)	Security fair valued as of 12/31/2016 in accordance with procedures approved by the Board of Trustees.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
GSIN	The Fund receives the total return on a portfolio of long and short positions and pays or receives the Rand Overnight Deposit Rate plus or minus a specified spread, which is denominated in ZAR based on the local currencies of the positions within the swaps.	49-60 months maturity ranging from 12/22/2020 - 12/24/2020	$(925,494)

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2016.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
South Africa
Anglo American Platinum Ltd.	74,309	$2,088,401	$(670,715)
Barclays Africa Group Ltd.	42,934	444,610	82,374
Bidvest Group Ltd. (The)	87,304	1,017,034	132,530
Brait SE	185,928	1,966,304	(783,674)
Exxaro Resources Ltd.	33,944	183,217	35,960
Imperial Holdings Ltd.	105,586	1,142,557	254,330
Investec Ltd.	214,433	1,504,290	(97,501)
MMI Holdings Ltd.	29,996	48,016	3,210
Mondi Ltd.	96,722	1,987,912	(19,631)
Pick n Pay Stores Ltd.	141,835	717,693	(59,855)
Rand Merchant Investment Holdings Ltd.	122,297	374,575	(21,564)
RMB Holdings Ltd.	461,961	1,779,591	453,195
Sappi Ltd.	232,515	1,451,286	65,543
Sasol Ltd.	5,991	157,910	14,027
Shoprite Holdings Ltd.	12,529	169,619	(13,029)
Sibanye Gold Ltd.	202,073	363,406	(553)
SPAR Group Ltd. (The)	11,820	158,557	12,736
Telkom SA SOC Ltd.	94,454	406,997	99,422
Tiger Brands Ltd.	26,721	749,772	22,691
Tsogo Sun Holdings Ltd.	45,152	95,181	(4,610)
Vodacom Group Ltd.	97,483	1,124,146	(44,186)
Woolworths Holdings Ltd.	109,096	634,560	(70,092)

			(609,392)

Total of Long Equity Positions			(609,392)

Short Positions

Common Stocks
South Africa
Aspen Pharmacare Holdings Ltd.	(22,927)	(500,718)	28,405

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
South Africa (continued)
Coronation Fund Managers Ltd.	(719,607)	$(3,257,356)	$(423,471)
Discovery Ltd.	(695,962)	(5,931,264)	135,323
Impala Platinum Holdings Ltd.	(270,086)	(966,117)	135,131
Massmart Holdings Ltd.	(48,930)	(367,293)	(82,716)
MTN Group Ltd.	(373,907)	(3,472,955)	48,451
Naspers Ltd.	(14,620)	(2,200,693)	66,294
Pioneer Foods Group Ltd.	(3,907)	(39,186)	(4,603)
PSG Group Ltd.	(22,836)	(337,776)	(24,092)
Sanlam Ltd.	(458,975)	(2,005,141)	(94,317)
Truworths International Ltd.	(13,924)	(80,138)	(392)

			(215,987)

Total of Short Equity Positions			(215,987)

Total of Long and Short Equity Positions			(825,379)

Net Cash and Other Receivables/ (Payables) (b)			(100,115)

Swaps, at Value			$(925,494)

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
GSIN	The Fund receives the total return on a portfolio of long and short positions and pays or receives the Mexico Equilibrium Interbank Interest Rate plus or minus a specified spread, which is denominated in MXN based on the local currencies of the positions within the swaps.	49-60 months maturity 12/22/2020	$247,160

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2016.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
Mexico
Arca Continental SAB de CV	152,900	$805,668	$(8,554)
Gentera SAB de CV	249,200	394,698	6,577
Gruma SAB de CV	260,225	3,178,904	119,093
Grupo Bimbo SAB de CV	126,700	306,616	(19,290)
Grupo Lala SAB de CV	550,400	1,133,499	(331,383)
Grupo Mexico SAB de CV	1,509,300	2,957,675	1,150,923
Industrias Penoles SAB de CV	31,180	649,018	(70,997)
Kimberly-Clark de Mexico SAB de CV	359,900	704,345	(56,063)
OHL Mexico SAB de CV	471,800	501,894	(37,824)
Promotora y Operadora de Infraestructura SAB de CV	4,000	39,862	(6,484)
Wal-Mart de Mexico SAB de CV	144,800	282,775	(23,975)

			722,023

Total of Long Equity Positions			722,023

Short Positions

Common Stocks
Mexico
El Puerto de Liverpool SAB de CV	(86,540)	(815,880)	191,554
Grupo Financiero Banorte SAB de CV	(338,900)	(1,339,202)	(333,256)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Mexico (continued)
Grupo Financiero Inbursa SAB de CV	(2,369,000)	$(3,339,721)	$(245,266)
Mexichem SAB de CV	(289,993)	(556,925)	(101,970)

			(488,938)

Total of Short Equity Positions			(488,938)

Total of Long and Short Equity Positions			233,085

Net Cash and Other Receivables/ (Payables) (b)			14,075

Swaps, at Value			$247,160

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
GSIN	The Fund receives the total return on a portfolio of long and short positions and pays or receives the AUD/USD Bank-Bill Swap Reference Rate/Overnight Indexed Swap Rate plus or minus a specified spread, which is denominated in AUD based on the local currencies of the positions within the swap.	2-51 months maturity ranging from 02/21/2017 - 12/21/2020	$452,857

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2016.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
Australia
DUET Group	1,589,790	$3,110,712	$28,858
Tatts Group Ltd.	1,311,467	3,904,821	321,212

			350,070

Total of Long Equity Positions			350,070

Short Positions

Common Stocks
Australia
Tabcorp Holdings Ltd.	(833,296)	(2,911,713)	24,759

Total of Long and Short Equity Positions			374,829

Net Cash and Other Receivables/ (Payables) (b)			78,028

Swaps, at Value			$452,857

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
GSIN	The Fund receives the total return on a portfolio of long and short positions and pays or receives the LIBOR plus or minus a specified spread, which is denominated in GBP based on the local currencies of the positions within the swaps.	48-49 months maturity 12/21/2020	$(25,237)

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long positions and related values within the total return basket swap as of December 31, 2016.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
United Kingdom
Sky plc	834,719	$10,204,437	$(28,433)

Net Cash and Other Receivables/ (Payables) (b)			3,196

Swaps, at Value			$(25,237)

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
JPMC	The Fund receives the total return on a portfolio of long and short positions and pays or receives the EURIBOR plus or minus a specified spread, which is denominated in EUR based on the local currencies of the positions within the swap.	49-61 months maturity 01/14/2021	$15,288,091

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2016.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
Belgium
Ageas	198,731	$7,439,595	$415,605
bpost SA	121,228	2,664,103	201,802
Galapagos NV	24,730	1,497,920	85,917
KBC Groep NV	36,752	2,027,847	242,978
Proximus SADP	80,215	2,442,444	(136,519)
UCB SA	5,135	348,362	(19,820)
Umicore SA	70,094	3,885,628	102,119

			892,082

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Finland
Amer Sports OYJ	33,073	$871,928	$5,712
Huhtamaki OYJ	53,491	2,018,640	(36,222)
Kesko OYJ	129,229	4,667,334	1,781,929
Metso OYJ	38,784	750,744	352,619
Neste OYJ	120,292	4,232,180	371,100
Orion OYJ	41,104	1,303,137	523,189
Stora Enso OYJ	162,210	1,306,653	428,506
UPM-Kymmene OYJ	401,258	6,897,974	2,915,015

			6,341,848

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Germany
adidas AG	54,920	$8,307,351	$354,527
Allianz SE	28,690	3,957,363	777,573
Aurubis AG	68,041	3,011,738	904,188
Bayer AG	24,554	2,405,291	152,829
Brenntag AG	58,609	2,652,828	595,801
Covestro AG	132,834	6,419,945	2,672,230
Deutsche Lufthansa AG	231,130	3,013,251	(33,816)
Deutsche Post AG	219,574	6,351,773	849,162
Evonik Industries AG	82,453	2,397,859	59,967
Freenet AG	15,522	466,681	(30,442)
Hannover Rueck SE	42,528	4,213,448	380,740
HeidelbergCement AG	24,259	1,720,812	537,216
Hella KGaA Hueck & Co.	53,033	1,960,943	35,052
HOCHTIEF AG	55,534	5,219,775	2,533,490
Infineon Technologies AG	416,929	6,418,505	793,315
KION Group AG	72,108	3,267,555	735,988
LANXESS AG	75,068	3,200,351	1,715,344
METRO AG	121,809	3,358,693	689,888
MTU Aero Engines AG	14,307	1,219,121	431,189
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen	21,987	3,851,713	301,145
OSRAM Licht AG	151,786	6,203,357	1,744,973
Rheinmetall AG	100,520	6,313,449	432,524
RHOEN-KLINIKUM AG	67,429	1,819,516	603
RWE AG	157,832	2,014,780	(56,298)
Salzgitter AG	78,776	1,668,820	1,095,087
Siemens AG	25,176	2,772,177	310,371
Software AG	115,274	3,872,041	305,886
STADA Arzneimittel AG	137,169	6,459,228	627,173
Suedzucker AG	234,245	4,722,431	861,171
Talanx AG	68,969	1,957,829	345,662
Zalando SE	55,216	1,907,731	195,680

			20,318,218

Italy
A2A SpA	5,968,258	7,282,381	425,508
Assicurazioni Generali SpA	28,764	351,355	74,996
Atlantia SpA	91,258	2,116,098	19,006
Autogrill SpA	248,704	1,987,282	256,900
Banca Monte dei Paschi di Siena SpA	111,235	2,873,941	(1,153,319)
Banco Popolare SC	253,517	646,602	(36,500)
BPER Banca	38,695	164,480	40,890
Buzzi Unicem SpA	76,808	1,528,056	289,364
Davide Campari-Milano SpA	97,091	915,141	33,171
Enel SpA	4,547,276	18,534,575	1,453,881
Hera SpA	532,061	1,399,493	(174,850)
Intesa Sanpaolo SpA	996,431	2,073,313	450,789
Leonardo-Finmeccanica SpA	419,746	4,941,410	937,246

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Italy (continued)
Mediaset SpA	1,630,270	$5,297,180	$1,724,281
Mediobanca SpA	797,844	5,459,868	1,037,845
Moncler SpA	85,498	1,398,298	87,361
Poste Italiane SpA	819,502	5,515,012	(80,801)
Prysmian SpA	364,400	7,554,026	1,785,664
Recordati SpA	154,566	3,927,166	452,141
Snam SpA	652,798	3,645,036	(960,176)
Unipol Gruppo Finanziario SpA	1,126,767	4,081,948	(30,233)

			6,633,164

Netherlands
ABN AMRO Group NV	115,939	2,097,614	469,479
Akzo Nobel NV	18,951	1,162,977	21,210
ASM International NV	49,002	1,897,672	299,222
Boskalis Westminster	11,143	405,102	(18,528)
Delta Lloyd NV	942,919	3,520,037	1,750,127
Koninklijke Ahold Delhaize NV	103,549	2,310,608	(129,556)
Koninklijke DSM NV	85,491	4,980,158	143,082
Koninklijke Philips NV	214,030	5,427,197	1,116,109
NN Group NV	367,143	10,815,137	1,613,583
Randstad Holding NV	53,208	2,662,761	219,386
Wolters Kluwer NV	227,614	7,844,730	387,875

			5,871,989

Spain
Abengoa SA	2,740,366	660,105	(117,477)
ACS Actividades de Construccion y Servicios SA	169,493	4,102,081	1,246,707
Almirall SA	82,736	1,334,826	(51,357)
Banco Bilbao Vizcaya Argentaria SA	137,845	949,766	(20,839)
Banco Santander SA	661,008	2,970,179	468,563
Bankinter SA	327,853	2,199,103	336,334
Ebro Foods SA	140,109	2,692,148	240,078
Enagas SA	112,002	2,987,969	(149,476)
Endesa SA	355,758	6,462,036	1,061,562
Gamesa Corp. Tecnologica SA	118,425	2,545,500	(151,221)
Grifols SA	44,961	910,488	(17,950)
Mapfre SA	446,097	1,326,362	32,493
Mediaset Espana Comunicacion SA	128,211	1,252,998	248,833
Obrascon Huarte Lain SA	38,312	101,896	30,612
Prosegur Cia de Seguridad SA	237,960	1,407,893	77,067
Red Electrica Corp. SA	4,778	96,855	(6,837)
Repsol SA	408,731	5,018,315	725,640
Tecnicas Reunidas SA	11,049	407,382	44,491

			3,997,223

Switzerland
STMicroelectronics NV	325,137	2,803,190	886,664

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United Kingdom
Dialog Semiconductor plc	34,306	$1,214,134	$227,229
Fiat Chrysler Automobiles NV	1,270,334	8,285,147	3,270,861

			3,498,090

Total of Long Common Stocks			48,439,278

Preferred Stocks
Germany
Schaeffler AG	34,873	475,139	39,455

Total of Long Equity Positions			48,478,733

Short Positions

Common Stocks
Belgium
Anheuser-Busch InBev SA/NV	(99,009)	(11,484,033)	1,004,529
Colruyt SA	(20,185)	(1,007,921)	10,279
Solvay SA	(6,297)	(613,672)	(122,489)
Telenet Group Holding NV	(46,531)	(2,153,189)	(425,870)

			466,449

Finland
Cargotec OYJ	(9,879)	(290,652)	(154,120)
Elisa OYJ	(7,787)	(271,364)	18,586
Fortum OYJ	(77,029)	(1,147,830)	(29,648)
Kone OYJ	(46,047)	(1,815,880)	(241,664)
Nokia OYJ	(1,510,368)	(8,231,890)	987,919
Nokian Renkaat OYJ	(102,506)	(3,117,127)	(693,827)
Outokumpu OYJ	(16,283)	(144,976)	(14)
Sampo OYJ	(67,061)	(2,758,807)	(238,997)
Wartsila OYJ Abp	(22,703)	(957,026)	(60,894)

			(412,659)

Germany
Axel Springer SE	(10,720)	(534,827)	15,027
BASF SE	(12,538)	(882,562)	(279,415)
Bayerische Motoren Werke AG	(129,369)	(10,593,368)	(1,455,546)
Beiersdorf AG	(24,833)	(2,084,947)	(18,602)
Commerzbank AG	(106,776)	(848,144)	35,173
Continental AG	(6,537)	(1,212,368)	(47,029)
Daimler AG	(195,392)	(12,760,569)	(1,740,563)
Deutsche Bank AG	(257,791)	(3,117,524)	(1,558,636)
Deutsche Telekom AG	(102,834)	(1,671,514)	(92,830)
Duerr AG	(9,653)	(655,270)	(118,722)
E.ON SE	(237,243)	(1,596,003)	(72,988)
Fielmann AG	(9,465)	(652,763)	28,146
Fraport AG Frankfurt Airport Services Worldwide	(60,530)	(3,324,106)	(247,645)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Germany (continued)
Fresenius Medical Care AG & Co. KGaA	(3,621)	$(303,478)	$(2,572)
GEA Group AG	(9,116)	(360,965)	(4,865)
HUGO BOSS AG	(132,840)	(7,554,063)	(555,692)
K+S AG	(230,949)	(4,802,409)	(699,038)
Linde AG	(1,362)	(220,956)	(2,463)
MAN SE	(24,161)	(2,341,278)	(56,855)
Merck KGaA	(14,686)	(1,479,207)	(49,912)
Nordex SE	(46,826)	(1,237,875)	234,900
ProSiebenSat.1 Media SE	(91,308)	(3,622,499)	107,874
SAP SE	(78,462)	(5,840,196)	(947,161)
Symrise AG	(11,277)	(741,702)	56,538
Telefonica Deutschland Holding AG	(927,026)	(3,937,471)	(25,013)
thyssenkrupp AG	(53,052)	(1,099,321)	(160,943)
United Internet AG	(85,267)	(3,285,211)	(42,117)
Wacker Chemie AG	(24,488)	(1,700,074)	(841,520)
Wirecard AG	(40,344)	(1,869,196)	138,135

			(8,404,334)

Italy
Azimut Holding SpA	(561,820)	(9,964,339)	619,376
Banca Generali SpA	(95,516)	(2,107,338)	(164,482)
Eni SpA	(530,594)	(7,240,310)	(1,361,186)
FinecoBank Banca Fineco SpA	(34,491)	(177,582)	(15,264)
Luxottica Group SpA	(294,063)	(14,175,483)	(1,629,358)
Saipem SpA	(5,150,587)	(1,994,110)	(886,680)
Salvatore Ferragamo SpA	(350,609)	(7,611,707)	(657,641)
Telecom Italia SpA	(4,487,064)	(3,904,889)	(56,918)
Terna Rete Elettrica Nazionale SpA	(355,849)	(1,526,710)	(100,709)
UniCredit SpA	(1,496,819)	(3,147,106)	(1,151,356)
UnipolSai SpA	(646,078)	(1,011,492)	(366,543)
Yoox Net-A-Porter Group SpA	(10,905)	(321,315)	12,954

			(5,757,807)

Luxembourg
APERAM SA	(29,439)	(1,086,965)	(256,511)
ArcelorMittal	(298,574)	(1,593,941)	(599,835)
Tenaris SA	(1,264,578)	(13,606,464)	(8,966,917)

			(9,823,263)

Netherlands
Aegon NV	(342,752)	(1,544,582)	(338,377)
Altice NV	(245,456)	(3,565,902)	(1,291,640)
ASML Holding NV	(26,981)	(2,450,440)	(573,332)
Gemalto NV	(47,333)	(2,940,461)	206,914
Koninklijke KPN NV	(1,126,041)	(3,935,964)	606,123
Koninklijke Vopak NV	(90,027)	(3,721,288)	(526,190)
OCI NV	(70,139)	(1,030,130)	(193,169)
SBM Offshore NV	(473,963)	(5,206,897)	(2,213,623)

			(4,323,294)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Spain
Abertis Infraestructuras SA	(204,896)	$(2,935,272)	$72,568
Acciona SA	(16,764)	(1,175,823)	(55,540)
Acerinox SA	(114,629)	(1,404,310)	(110,326)
Aena SA	(14,313)	(1,501,019)	(448,999)
Amadeus IT Group SA	(79,257)	(3,098,986)	(495,647)
Atresmedia Corp. de Medios de Comunicacion SA	(235,391)	(2,312,393)	(257,175)
Banco de Sabadell SA	(1,644,951)	(2,588,054)	302,271
Banco Popular Espanol SA	(7,209,969)	(8,393,110)	1,446,328
Bankia SA	(2,847,955)	(2,607,704)	(294,488)
CaixaBank SA	(1,932,583)	(5,095,439)	(1,273,924)
Cellnex Telecom SA	(219,802)	(3,654,225)	499,158
Distribuidora Internacional de Alimentacion SA	(240,185)	(1,369,561)	191,554
Ferrovial SA	(34,485)	(669,817)	54,803
Gas Natural SDG SA	(180,856)	(3,405,365)	2,869
Iberdrola SA	(35,642)	(225,137)	(8,243)
Industria de Diseno Textil SA	(3,344)	(113,099)	(817)
Telefonica SA	(181,635)	(1,796,644)	119,725
Zardoya Otis SA	(48,747)	(458,352)	46,985

			(208,898)

United Kingdom
CNH Industrial NV	(68,520)	(405,891)	(188,657)
RELX NV	(119,019)	(1,903,637)	(98,248)
Unilever NV	(224,430)	(9,344,157)	124,835

			(162,070)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States
QIAGEN NV	(125,206)	$(2,696,114)	(812,577)

Total of Short Common Stocks			(29,438,453)

Preferred Stocks
Germany
FUCHS PETROLUB SE	(71,384)	(2,861,854)	(128,373)
Henkel AG & Co. KGaA	(220)	(23,486)	(2,703)
Volkswagen AG	(76,179)	(9,719,704)	(939,037)

			(1,070,113)

Total of Short Equity Positions			(30,508,566)

Total of Long and Short Equity Positions			17,970,167

Net Cash and Other Receivables/ (Payables) (b)			(2,682,076)

Swaps, at Value			$15,288,091

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
JPMC	The Fund receives the total return on a portfolio of long and short positions and pays or receives the LIBOR plus or minus a specified spread, which is denominated in CHF based on the local currencies of the positions within the swap.	50-61 months maturity 01/14/2021	$4,885,559

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2016.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
Switzerland
ABB Ltd.	233,580	$4,931,432	$(16,506)
Actelion Ltd.	29,771	4,861,126	1,572,643
Baloise Holding AG	33,598	3,927,543	300,258
Clariant AG	77,678	1,268,449	70,355
Flughafen Zurich AG	25,729	3,719,618	1,048,147
GAM Holding AG	63,999	795,643	(54,977)
Geberit AG	6,597	2,505,628	135,525
Georg Fischer AG	2,629	1,878,994	271,068
Givaudan SA	317	553,002	27,163
Helvetia Holding AG	4,434	2,251,226	134,493
Lonza Group AG	66,499	9,649,523	1,843,446
OC Oerlikon Corp. AG	123,428	1,012,265	198,630
Partners Group Holding AG	10,368	3,980,373	873,281
Sika AG	1,231	4,725,326	1,180,837
Straumann Holding AG	10,088	3,178,537	752,368
Sunrise Communications Group AG	27,484	1,697,703	108,545
Swiss Life Holding AG	48,977	12,452,014	1,382,958
Swiss Re AG	49,738	4,282,811	423,046
Temenos Group AG	28,483	1,811,151	168,729
Zurich Insurance Group AG	23,638	5,808,967	687,224

			11,107,233

Total of Long Equity Positions			11,107,233

Short Positions

Common Stocks
Austriaams AG	(157,295)	(4,515,940)	58,696

Switzerland
Aryzta AG	(30,454)	(1,166,251)	(173,003)
Barry Callebaut AG	(2,544)	(2,686,378)	(421,677)
Chocoladefabriken Lindt & Spruengli AG	(953)	(5,173,799)	242,558

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Switzerland (continued)
Cie Financiere Richemont SA	(219,689)	$(13,253,781)	$(1,265,587)
Credit Suisse Group AG	(720,324)	(8,188,800)	(2,105,374)
DKSH Holding AG	(6,435)	(441,801)	85
Dufry AG	(19,521)	(2,138,302)	(291,555)
EMS-Chemie Holding AG	(1,807)	(756,329)	(161,321)
Galenica AG	(1,081)	(1,210,401)	(7,722)
Julius Baer Group Ltd.	(3,736)	(145,538)	(19,974)
Kuehne + Nagel International AG	(27,518)	(3,558,159)	(74,182)
LafargeHolcim Ltd.	(68,827)	(2,989,452)	(623,420)
Nestle SA	(24,950)	(1,863,025)	75,667
Novartis AG	(35,575)	(2,591,709)	4,571
Roche Holding AG	(1,537)	(349,914)	(450)
SGS SA	(1,680)	(3,238,257)	(175,107)
Sonova Holding AG	(21,956)	(2,652,990)	(3,459)
Swatch Group AG (The)	(53,143)	(15,203,554)	(1,290,045)
Swisscom AG	(11,258)	(5,115,310)	83,047
Syngenta AG	(109)	(40,141)	(2,926)
UBS Group AG	(33,895)	(540,549)	10,585

			(6,199,289)

Total of Short Equity Positions			(6,140,593)

Total of Long and Short Equity Positions			4,966,640

Net Cash and Other Receivables/ (Payables) (b)			(81,081)

Swaps, at Value			$4,885,559

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
JPMC	The Fund receives the total return on a portfolio of long and short positions and pays or receives the Copenhagen Interbank Rate plus or minus a specified spread, which is denominated in DKK based on the local currencies of the positions within the swap.	50-61 months maturity 01/14/2021	$1,940,448

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2016.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
Denmark
AP Moeller - Maersk A/S	1,297	$2,021,079	$46,292
Danske Bank A/S	212,717	5,392,304	1,043,186
DSV A/S	64,244	2,321,620	531,472
Genmab A/S	22,953	3,871,436	(69,213)
GN Store Nord A/S	21,596	430,731	15,881
H Lundbeck A/S	117,078	4,031,555	721,933
ISS A/S	120,473	4,051,629	8,663
Jyske Bank A/S	24,492	1,058,889	105,780
TDC A/S	1,442,009	7,004,305	387,969
Vestas Wind Systems A/S	107,860	7,322,642	(337,134)

			2,454,829

Total of Long Equity Positions			2,454,829

Short Positions

Common Stocks
Denmark
Carlsberg A/S	(9,607)	(719,881)	(107,562)
Chr Hansen Holding A/S	(70,478)	(4,046,026)	148,214
Coloplast A/S	(36,409)	(2,515,570)	63,110
Novo Nordisk A/S	(77,776)	(2,646,981)	(143,014)
Novozymes A/S	(148,904)	(6,022,268)	898,195
Pandora A/S	(79,056)	(9,234,570)	(1,085,405)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Denmark (continued)
Topdanmark A/S	(36,049)	$(860,393)	$(53,106)
Tryg A/S	(165,115)	(2,905,810)	(75,923)
William Demant Holding A/S	(151,506)	(2,633,173)	1,592

			(353,899)

Total of Short Equity Positions			(353,899)

Total of Long and Short Equity Positions			2,100,930

Net Cash and Other Receivables/ (Payables) (b)			(160,482)

Swaps, at Value			$1,940,448

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
JPMC	The Fund receives the total return on a portfolio of long and short positions and pays or receives the LIBOR plus or minus a specified spread, which is denominated in JPY based on the local currencies of the positions within the swap.	49-61 months maturity 01/14/2021	$17,464,264

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2016.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
Japan
Advantest Corp.	120,200	$1,551,967	$465,129
Aisin Seiki Co. Ltd.	2,400	94,835	9,011
Ajinomoto Co., Inc.	447,900	9,353,942	(341,045)
Alfresa Holdings Corp.	201,600	3,743,272	(413,450)
Amada Holdings Co. Ltd.	807,100	7,430,426	1,561,131
Aozora Bank Ltd.	1,092,000	3,450,921	407,394
Asahi Glass Co. Ltd.	88,000	554,808	42,241
Asahi Group Holdings Ltd.	26,300	786,928	41,131
Astellas Pharma, Inc.	452,800	6,196,932	84,922
Bandai Namco Holdings, Inc.	372,900	7,825,469	2,438,588
Benesse Holdings, Inc.	9,500	269,083	(8,070)
Bridgestone Corp.	117,400	3,699,178	524,966
Chiyoda Corp.	378,584	2,515,181	98,027
Chubu Electric Power Co., Inc.	454,200	5,718,351	602,017
Chugoku Bank Ltd. (The)	145,900	1,788,477	303,964
Citizen Watch Co. Ltd.	490,500	2,173,009	751,408
Coca-Cola West Co. Ltd.	14,000	365,676	46,466
Concordia Financial Group Ltd.	82,900	292,118	106,807
Cosmos Pharmaceutical Corp.	200	34,229	2,590
Credit Saison Co. Ltd.	33,300	518,623	73,980
CYBERDYNE, Inc.	80,500	1,233,504	(98,369)
Daicel Corp.	58,000	725,477	(87,823)
Dai-ichi Life Holdings, Inc.	79,700	952,931	372,200
Daiichi Sankyo Co. Ltd.	150,700	3,079,825	(2,646)
Daikin Industries Ltd.	27,100	2,451,193	31,408
Eisai Co. Ltd.	21,861	1,106,160	146,637
Ezaki Glico Co. Ltd.	18,800	804,873	75,009
Fuji Electric Co. Ltd.	682,000	2,516,169	1,005,474
Fuji Heavy Industries Ltd.	5,000	162,132	41,590

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Japan (continued)
FUJIFILM Holdings Corp.	173,200	$6,347,241	$211,116
Fujitsu Ltd.	1,683,000	7,883,761	1,435,934
Fukuoka Financial Group, Inc.	1,640,000	6,478,732	794,640
GungHo Online Entertainment, Inc.	95,800	234,653	(31,091)
Gunma Bank Ltd. (The)	292,400	1,091,629	506,253
Hachijuni Bank Ltd. (The)	136,700	760,311	30,685
Hakuhodo DY Holdings, Inc.	93,600	1,007,695	144,819
Hankyu Hanshin Holdings, Inc.	80,700	2,485,540	98,541
Haseko Corp.	172,100	1,632,315	112,610
Hikari Tsushin, Inc.	19,300	1,310,764	485,836
Hirose Electric Co. Ltd.	21,000	2,345,165	251,817
Hiroshima Bank Ltd. (The)	176,000	645,121	175,007
Hisamitsu Pharmaceutical Co., Inc.	43,500	2,042,159	130,534
Hitachi Capital Corp.	15,900	274,495	115,926
Hitachi Chemical Co. Ltd.	381,500	6,689,962	2,827,048
Hitachi Construction Machinery Co. Ltd.	21,500	444,367	20,440
Hitachi High-Technologies Corp.	290,400	7,799,093	3,880,923
Hitachi Ltd.	328,000	1,718,300	50,323
Hitachi Metals Ltd.	198,600	2,043,250	630,585
Hokuhoku Financial Group, Inc.	23,800	376,736	33,289
Hoshizaki Corp.	9,500	698,733	53,374
Hoya Corp.	92,400	3,558,031	316,247
Ibiden Co. Ltd.	66,400	877,472	13,046
Idemitsu Kosan Co. Ltd.	88,300	1,787,625	554,562
Isetan Mitsukoshi Holdings Ltd.	65,900	654,547	55,041
ITOCHU Corp.	60,300	678,165	120,253
Itochu Techno-Solutions Corp.	15,600	363,707	41,184
Izumi Co. Ltd.	7,000	287,738	13,246

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Japan (continued)
J Front Retailing Co. Ltd.	169,700	$2,221,271	$63,516
Japan Airlines Co. Ltd.	79,800	2,032,452	296,175
JTEKT Corp.	307,800	4,194,465	713,652
Kajima Corp.	883,000	4,909,766	1,189,220
Kaken Pharmaceutical Co. Ltd.	51,800	3,194,368	(451,179)
Kamigumi Co. Ltd.	342,000	2,919,438	337,884
Kaneka Corp.	472,000	3,619,853	219,359
Kao Corp.	35,400	1,596,376	79,279
Keisei Electric Railway Co. Ltd.	45,000	1,178,080	(88,455)
Kirin Holdings Co. Ltd.	63,400	929,076	99,984
Kobayashi Pharmaceutical Co. Ltd.	13,700	588,010	(2,867)
Koito Manufacturing Co. Ltd.	23,700	932,303	319,294
Komatsu Ltd.	58,500	1,147,444	177,590
Konami Holdings Corp.	350,000	9,616,263	4,509,130
Konica Minolta, Inc.	53,000	530,556	(5,289)
Kurita Water Industries Ltd.	65,500	1,360,387	80,658
Kyowa Hakko Kirin Co. Ltd.	117,600	1,623,083	(982)
Kyushu Financial Group, Inc.	81,200	420,909	129,262
Lion Corp.	255,000	3,988,781	191,020
Matsumotokiyoshi Holdings Co. Ltd.	26,500	1,169,953	133,740
Mazda Motor Corp.	123,500	1,779,526	231,545
Medipal Holdings Corp.	194,900	3,190,974	(120,886)
MEIJI Holdings Co. Ltd.	92,300	7,448,473	(228,003)
Miraca Holdings, Inc.	55,500	2,366,566	115,725
Mitsubishi Chemical Holdings Corp.	448,200	2,069,877	828,033
Mitsubishi Corp.	205,400	3,547,322	815,098
Mitsubishi Electric Corp.	376,600	3,725,786	1,512,405
Mitsubishi Gas Chemical Co., Inc.	206,400	2,409,933	1,107,005
Mitsubishi Materials Corp.	4,700	153,059	(9,299)
Mitsubishi Motors Corp.	903,400	3,659,478	1,476,001
Mitsubishi Tanabe Pharma Corp.	358,600	5,923,718	1,097,635
Mitsubishi UFJ Lease & Finance Co. Ltd.	808,700	3,435,993	735,069
Mitsui & Co. Ltd.	29,600	428,380	(22,791)
Mitsui Chemicals, Inc.	1,718,000	5,419,003	2,278,566
Mizuho Financial Group, Inc.	2,219,700	3,612,808	370,521
MS&AD Insurance Group Holdings, Inc.	248,700	6,193,043	1,508,588
Nankai Electric Railway Co. Ltd.	36,000	182,087	313
Nexon Co. Ltd.	228,200	3,341,609	(43,848)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Japan (continued)
NH Foods Ltd.	11,000	$292,740	$4,002
NHK Spring Co. Ltd.	357,400	3,354,119	44,912
Nifco, Inc.	2,500	133,372	(1,649)
Nintendo Co. Ltd.	200	44,812	(3,237)
Nippon Electric Glass Co. Ltd.	193,000	906,518	134,805
Nippon Express Co. Ltd.	1,485,000	6,542,801	1,430,563
Nippon Shinyaku Co. Ltd.	13,500	627,282	37,194
Nippon Shokubai Co. Ltd.	64,500	3,635,274	381,598
Nippon Telegraph & Telephone Corp.	146,200	6,110,537	43,776
Nisshin Seifun Group, Inc.	279,000	4,171,026	9,483
Nitori Holdings Co. Ltd.	52,800	5,175,264	844,726
Nitto Denko Corp.	13,100	733,142	269,808
NOK Corp.	89,600	1,762,120	50,096
Nomura Research Institute Ltd.	5,500	153,541	13,613
NSK Ltd.	29,600	236,022	105,842
NTN Corp.	325,000	1,003,459	307,660
NTT Data Corp.	45,000	1,919,402	254,622
Obayashi Corp.	663,200	5,909,095	422,708
Oji Holdings Corp.	354,000	1,320,052	119,526
Oracle Corp. Japan	31,700	1,558,000	36,642
ORIX Corp.	299,000	4,197,849	455,863
Osaka Gas Co. Ltd.	589,000	2,144,353	115,676
Otsuka Corp.	44,700	2,324,978	(239,979)
Otsuka Holdings Co. Ltd.	23,000	963,213	38,676
Panasonic Corp.	36,500	315,421	54,768
Pola Orbis Holdings, Inc.	17,000	1,184,140	217,393
Renesas Electronics Corp.	66,400	370,198	156,593
Resona Holdings, Inc.	2,128,000	9,039,348	1,866,691
Rohm Co. Ltd.	55,800	2,388,032	813,378
Sankyo Co. Ltd.	98,400	3,713,128	(540,546)
Santen Pharmaceutical Co. Ltd.	9,500	137,492	(21,579)
Secom Co. Ltd.	61,300	4,200,253	278,577
Sega Sammy Holdings, Inc.	170,700	2,424,055	112,553
Seiko Epson Corp.	265,300	3,985,449	1,615,718
Sekisui Chemical Co. Ltd.	244,800	3,180,121	716,738
Seven & i Holdings Co. Ltd.	71,300	3,021,874	(310,394)
Sharp Corp.	80,000	116,834	68,267
Shimadzu Corp.	181,000	2,709,505	166,038
Shimamura Co. Ltd.	50,700	5,803,867	517,553
Shimizu Corp.	390,000	3,205,494	354,414
Shin-Etsu Chemical Co. Ltd.	32,300	1,934,265	565,399
Shionogi & Co. Ltd.	207,800	9,627,893	303,483
Shiseido Co. Ltd.	30,000	646,733	111,487

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Japan (continued)
SoftBank Group Corp.	7,000	$407,688	$55,531
Sojitz Corp.	3,673,100	7,640,910	1,252,257
Sompo Holdings, Inc.	180,500	5,169,638	926,083
Sony Corp.	70,700	2,054,632	(79,137)
Sosei Group Corp.	8,100	1,054,492	(127,053)
Square Enix Holdings Co. Ltd.	94,600	2,538,414	(112,958)
Start Today Co. Ltd.	63,700	915,920	181,396
Sugi Holdings Co. Ltd.	28,600	1,405,545	(48,702)
Sumitomo Chemical Co. Ltd.	254,000	1,178,229	25,814
Sumitomo Corp.	315,300	2,726,954	974,482
Sumitomo Dainippon Pharma Co. Ltd.	214,800	3,397,631	289,267
Sumitomo Electric Industries Ltd.	258,600	3,250,907	472,755
Sumitomo Heavy Industries Ltd.	1,045,000	4,398,723	2,311,388
Sumitomo Mitsui Financial Group, Inc.	23,100	901,551	(21,834)
Sumitomo Mitsui Trust Holdings, Inc.	279,700	7,824,088	2,183,217
Sumitomo Rubber Industries Ltd.	64,300	1,007,497	9,880
Sundrug Co. Ltd.	30,600	2,169,828	(54,105)
Suntory Beverage & Food Ltd.	31,700	1,258,323	54,743
Suzuken Co. Ltd.	82,520	2,795,552	(100,239)
Suzuki Motor Corp.	234,300	6,437,960	1,788,050
T&D Holdings, Inc.	49,200	681,293	(31,980)
Taisei Corp.	753,000	4,726,961	531,215
Takashimaya Co. Ltd.	550,000	4,319,248	208,204
TDK Corp.	54,400	3,065,350	664,763
Teijin Ltd.	202,600	3,397,343	696,331
Terumo Corp.	38,100	1,358,866	45,703
Toho Gas Co. Ltd.	106,000	700,935	159,980
Tohoku Electric Power Co., Inc.	11,600	152,559	(6,330)
Tokio Marine Holdings, Inc.	5,600	240,545	(11,263)
Tokyo Broadcasting System Holdings, Inc.	26,000	369,887	44,763
Tokyo Electric Power Co. Holdings, Inc.	843,300	3,561,753	(167,717)
Tokyo Electron Ltd.	35,000	2,568,990	722,740
Tokyo Gas Co. Ltd.	153,000	665,862	24,802
Tokyu Corp.	440,000	3,321,868	(93,073)
Toppan Printing Co. Ltd.	358,000	3,019,900	393,702
Toshiba Corp.	607,000	1,975,709	(509,474)
Tosoh Corp.	939,000	4,139,017	2,484,677
Toyo Seikan Group Holdings Ltd.	224,800	3,906,500	273,821
Toyo Suisan Kaisha Ltd.	94,800	3,274,807	154,994
Toyoda Gosei Co. Ltd.	184,800	3,688,591	624,492
Toyota Boshoku Corp.	347,900	6,219,170	1,756,113
Toyota Tsusho Corp.	131,500	2,507,854	910,121

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Japan (continued)
Tsuruha Holdings, Inc.	19,400	$1,836,377	$(310)
USS Co. Ltd.	176,000	2,616,740	179,157
Yamaguchi Financial Group, Inc.	206,000	2,101,942	140,803
Yamaha Corp.	122,900	2,870,761	876,776
Yamato Holdings Co. Ltd.	20,300	408,680	2,822
Yamazaki Baking Co. Ltd.	348,300	7,446,328	(731,302)
Yokogawa Electric Corp.	130,600	1,636,972	248,547

			72,492,912

Total of Long Equity Positions			72,492,912

Short Positions

Common Stocks
Japan
ABC-Mart, Inc.	(41,249)	(2,290,078)	(43,449)
Acom Co. Ltd.	(1,122,730)	(5,006,459)	103,827
Aeon Co. Ltd.	(480,900)	(6,439,668)	(357,181)
AEON Financial Service Co. Ltd.	(412,400)	(8,326,430)	1,021,945
Air Water, Inc.	(32,000)	(474,921)	(101,518)
Alps Electric Co. Ltd.	(666,800)	(14,336,216)	(1,685,632)
ANA Holdings, Inc.	(1,331,000)	(3,158,985)	(421,441)
Asahi Intecc Co. Ltd.	(8,600)	(341,816)	(5,794)
Asahi Kasei Corp.	(68,000)	(421,889)	(169,797)
Asics Corp.	(528,000)	(9,682,808)	(839,131)
Bank of Kyoto Ltd. (The)	(619,000)	(3,931,379)	(656,997)
Brother Industries Ltd.	(81,400)	(1,166,512)	(296,850)
Calbee, Inc.	(433,400)	(15,300,546)	1,743,307
Canon, Inc.	(233,000)	(6,094,170)	(467,617)
Casio Computer Co. Ltd.	(89,300)	(1,091,930)	(166,586)
Central Japan Railway Co.	(15,600)	(2,490,267)	(71,092)
Chiba Bank Ltd. (The)	(667,000)	(3,389,544)	(699,253)
Chugai Pharmaceutical Co. Ltd.	(164,200)	(5,025,864)	315,944
Chugoku Electric Power Co., Inc. (The)	(454,200)	(5,220,013)	(96,222)
CyberAgent, Inc.	(28,400)	(595,013)	(104,243)
Dai Nippon Printing Co. Ltd.	(9,000)	(75,696)	(13,104)
Daiwa Securities Group, Inc.	(203,000)	(1,062,793)	(187,226)
DeNA Co. Ltd.	(30,200)	(739,134)	79,111
Denso Corp.	(77,300)	(2,744,081)	(599,645)
Dentsu, Inc.	(23,600)	(1,042,726)	(67,025)
Disco Corp.	(15,100)	(1,244,452)	(581,154)
Don Quijote Holdings Co. Ltd.	(79,100)	(2,784,202)	(135,009)
East Japan Railway Co.	(21,700)	(1,773,187)	(97,759)
Electric Power Development Co. Ltd.	(242,600)	(5,604,341)	36,290

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Japan (continued)
FamilyMart UNY Holdings Co. Ltd.	(11,200)	$(602,298)	$(142,951)
FANUC Corp.	(38,300)	(5,555,944)	(851,435)
Fast Retailing Co. Ltd.	(12,700)	(3,740,869)	(793,376)
Hamamatsu Photonics KK	(217,200)	(5,549,144)	(155,677)
Hino Motors Ltd.	(220,800)	(2,310,065)	66,725
Hokuriku Electric Power Co.	(254,300)	(2,788,016)	(56,338)
Honda Motor Co. Ltd.	(92,500)	(2,516,300)	(184,267)
IHI Corp.	(884,000)	(1,938,398)	(351,074)
Inpex Corp.	(110,500)	(873,504)	(231,033)
Isuzu Motors Ltd.	(509,100)	(5,520,359)	(916,970)
Iyo Bank Ltd. (The)	(443,600)	(2,652,688)	(400,337)
Japan Airport Terminal Co. Ltd.	(50,975)	(1,861,897)	19,963
Japan Display, Inc.	(396,500)	(517,786)	(608,256)
Japan Post Bank Co. Ltd.	(144,800)	(1,616,500)	(118,719)
Japan Post Holdings Co. Ltd.	(14,600)	(173,710)	(8,081)
Japan Tobacco, Inc.	(120,800)	(4,034,007)	68,911
JFE Holdings, Inc.	(527,500)	(6,350,379)	(1,626,701)
JGC Corp.	(137,700)	(2,202,743)	(291,872)
JSR Corp.	(84,300)	(1,225,135)	(101,777)
JX Holdings, Inc.	(386,900)	(1,404,309)	(230,507)
Kakaku.com, Inc.	(615,900)	(11,264,922)	1,088,338
Kansai Electric Power Co., Inc. (The)	(118,500)	(1,066,228)	(225,618)
Kansai Paint Co. Ltd.	(280,700)	(4,187,895)	(975,205)
Kawasaki Heavy Industries Ltd.	(1,709,000)	(4,808,227)	(541,227)
KDDI Corp.	(73,100)	(1,904,381)	58,388
Keikyu Corp.	(417,000)	(3,463,082)	(1,367,103)
Keio Corp.	(20,000)	(177,828)	13,544
Kewpie Corp.	(72,200)	(1,776,639)	25,514
Keyence Corp.	(6,100)	(3,351,144)	(822,779)
Kikkoman Corp.	(178,000)	(5,608,376)	(70,940)
Kintetsu Group Holdings Co. Ltd.	(798,000)	(3,167,767)	126,840
Kobe Steel Ltd.	(840,000)	(6,332,931)	(1,653,948)
Kose Corp.	(2,400)	(199,589)	610
Kubota Corp.	(181,500)	(2,192,378)	(394,145)
Kuraray Co. Ltd.	(67,700)	(808,289)	(206,911)
Kyushu Electric Power Co., Inc.	(865,400)	(8,855,031)	(520,255)
LIXIL Group Corp.	(173,800)	(3,170,948)	(768,275)
M3, Inc.	(217,711)	(4,544,604)	(928,872)
Mabuchi Motor Co. Ltd.	(13,100)	(622,387)	(58,342)
Makita Corp.	(21,400)	(1,169,786)	(260,138)
Marubeni Corp.	(209,000)	(984,804)	(197,316)
Marui Group Co. Ltd.	(446,700)	(6,347,669)	(160,585)
Maruichi Steel Tube Ltd.	(14,200)	(418,074)	(43,372)
Minebea Co. Ltd.	(594,400)	(4,338,549)	(1,207,928)
MISUMI Group, Inc.	(265,000)	(3,526,040)	(827,038)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Japan (continued)
Mitsubishi Heavy Industries Ltd.	(1,629,000)	$(6,275,184)	$(1,130,323)
Mitsubishi Logistics Corp.	(170,000)	(2,175,231)	(221,484)
Mitsubishi UFJ Financial Group, Inc.	(488,500)	(3,206,408)	193,670
Mitsui OSK Lines Ltd.	(478,000)	(961,082)	(358,230)
Mixi, Inc.	(42,300)	(1,318,348)	(222,981)
MonotaRO Co. Ltd.	(103,700)	(2,301,452)	186,860
Murata Manufacturing Co. Ltd.	(75,300)	(8,191,080)	(1,864,234)
Nabtesco Corp.	(24,400)	(538,753)	(26,863)
Nagoya Railroad Co. Ltd.	(421,000)	(1,995,187)	(37,483)
NGK Insulators Ltd.	(139,100)	(2,815,431)	122,891
NGK Spark Plug Co. Ltd.	(583,500)	(11,157,111)	(1,776,021)
Nidec Corp.	(42,500)	(2,736,661)	(922,192)
Nikon Corp.	(158,900)	(2,174,788)	(293,000)
Nippon Paint Holdings Co. Ltd.	(292,800)	(5,636,307)	(2,311,672)
Nippon Steel & Sumitomo Metal Corp.	(214,700)	(3,750,461)	(1,004,897)
Nippon Yusen KK	(403,000)	(729,039)	(17,272)
Nissan Chemical Industries Ltd.	(74,800)	(1,789,917)	(703,450)
Nissan Motor Co. Ltd.	(317,700)	(2,842,985)	(343,910)
Nissin Foods Holdings Co. Ltd.	(56,100)	(2,712,417)	(230,237)
Nomura Holdings, Inc.	(238,200)	(837,375)	(570,902)
Obic Co. Ltd.	(700)	(30,698)	167
Odakyu Electric Railway Co. Ltd.	(223,400)	(4,665,996)	251,620
Olympus Corp.	(77,000)	(2,670,191)	17,175
Omron Corp.	(95,400)	(2,759,273)	(886,434)
Ono Pharmaceutical Co. Ltd.	(33,600)	(699,538)	(32,762)
Orient Corp.	(148,900)	(251,244)	(18,798)
Oriental Land Co. Ltd.	(58,000)	(3,489,765)	216,149
Park24 Co. Ltd.	(6,100)	(173,698)	8,514
Pigeon Corp.	(176,800)	(4,075,722)	(432,353)
Rakuten, Inc.	(559,100)	(5,879,410)	401,434
Recruit Holdings Co. Ltd.	(24,700)	(791,251)	(198,636)
Ricoh Co. Ltd.	(1,460,400)	(13,467,388)	1,130,242
Rinnai Corp.	(31,600)	(2,814,273)	271,622
Ryohin Keikaku Co. Ltd.	(33,700)	(6,581,705)	(14,507)
Sawai Pharmaceutical Co. Ltd.	(4,700)	(287,667)	35,727
Seibu Holdings, Inc.	(561,900)	(9,502,164)	(558,033)
Sekisui House Ltd.	(22,900)	(395,530)	15,063
Seven Bank Ltd.	(3,182,500)	(9,735,204)	635,242
Shikoku Electric Power Co., Inc.	(494,673)	(5,791,365)	792,504
Shimano, Inc.	(47,300)	(6,579,173)	(829,559)
Shinsei Bank Ltd.	(1,544,000)	(2,181,954)	(401,687)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Japan (continued)
Shizuoka Bank Ltd. (The)	(439,000)	$(3,286,894)	$(397,432)
SMC Corp.	(6,700)	(1,800,148)	206,054
Sohgo Security Services Co. Ltd.	(23,700)	(974,141)	64,447
Sony Financial Holdings, Inc.	(836,000)	(10,025,171)	(3,006,759)
Stanley Electric Co. Ltd.	(17,800)	(363,906)	(121,014)
Sumco Corp.	(104,500)	(569,297)	(774,191)
Sumitomo Metal Mining Co. Ltd.	(328,000)	(3,361,782)	(822,741)
Suruga Bank Ltd.	(127,800)	(2,439,481)	(413,973)
Sysmex Corp.	(59,800)	(3,638,008)	182,796
Taiheiyo Cement Corp.	(526,000)	(1,227,937)	(430,355)
Taisho Pharmaceutical Holdings Co. Ltd.	(2,700)	(249,829)	26,002
Taiyo Nippon Sanso Corp.	(648,816)	(5,548,856)	(1,946,319)
Takeda Pharmaceutical Co. Ltd.	(41,400)	(1,667,901)	(49,621)
Temp Holdings Co. Ltd.	(53,300)	(776,992)	(47,278)
THK Co. Ltd.	(8,700)	(140,213)	(51,914)
Tobu Railway Co. Ltd.	(336,000)	(1,522,990)	(142,690)
Toho Co. Ltd.	(23,100)	(584,244)	(67,382)
Toray Industries, Inc.	(526,000)	(4,555,216)	307,486
TOTO Ltd.	(34,900)	(1,114,292)	(264,209)
Toyota Industries Corp.	(80,200)	(3,229,398)	(583,732)
Toyota Motor Corp.	(35,272)	(1,833,435)	(234,507)
Trend Micro, Inc.	(71,900)	(2,502,329)	(49,671)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Japan (continued)
Unicharm Corp.	(174,800)	$(3,302,069)	$(515,611)
West Japan Railway Co.	(5,600)	(318,391)	(24,643)
Yahoo Japan Corp.	(2,793,300)	(10,942,733)	244,498
Yakult Honsha Co. Ltd.	(191,868)	(8,480,082)	(396,962)
Yamada Denki Co. Ltd.	(1,328,670)	(6,261,515)	(892,637)
Yamaha Motor Co. Ltd.	(475,900)	(6,230,675)	(4,205,367)
Yaskawa Electric Corp.	(491,400)	(5,820,767)	(1,798,366)
Yokohama Rubber Co. Ltd. (The)	(62,300)	(764,858)	(348,770)

			(49,077,737)

Total of Short Equity Positions			(49,077,737)

Total of Long and Short Equity Positions			23,415,175

Net Cash and Other Receivables/ (Payables) (b)			(5,950,911)

Swaps, at Value			$17,464,264

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
JPMC	The Fund receives the total return on a portfolio of long and short positions and pays or receives the Norway Interbank Offered Rate plus or minus a specified spread, which is denominated in NOK based on the local currencies of the positions within the swap.	50-61 months maturity 01/14/2021	$2,141,446

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2016.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
Norway
Gjensidige Forsikring ASA	49,892	$810,830	$(19,861)
Marine Harvest ASA	24,468	378,422	63,971
Norsk Hydro ASA	222,000	886,005	173,542
Orkla ASA	396,331	3,220,741	365,552
Yara International ASA	20,515	644,786	162,255

			745,459

United Kingdom
Subsea 7 SA	257,267	1,825,236	1,423,861

Total of Long Equity Positions			2,169,320

Short Positions

Common Stocks
Norway
DNB ASA	(19,533)	(251,211)	(38,762)
Schibsted ASA	(140,612)	(4,174,811)	956,592
Statoil ASA	(265,925)	(3,992,959)	(860,620)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Norway (continued)
Telenor ASA	(98,381)	$(1,511,799)	$43,293
TGS Nopec Geophysical Co. ASA	(6,357)	(104,774)	(36,152)

			64,351

Total of Short Equity Positions			64,351

Total of Long and Short Equity Positions			2,233,671

Net Cash and Other Receivables/ (Payables) (b)			(92,225)

Swaps, at Value			$2,141,446

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
JPMC	The Fund receives the total return on a portfolio of long and short positions and pays or receives the Federal Funds Effective Rate plus or minus a specified spread, which is denominated in USD based on the local currencies of the positions within the swap.	49-61 months maturity 01/14/2021	$131,206,392

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2016.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
Canada
Waste Connections, Inc.	14,198	$1,098,476	$17,345

Indonesia
Adaro Energy Tbk PT	3,530,200	444,114	(3,365)
Indofood CBP Sukses Makmur Tbk. PT	589,000	417,216	(43,353)
Indofood Sukses Makmur Tbk. PT	1,516,000	949,895	(61,998)
Telekomunikasi Indonesia Persero Tbk PT	1,951,800	614,463	(40,259)
United Tractors Tbk. PT	1,107,000	1,922,270	(180,632)

			(329,607)

Panama
Copa Holdings SA	10,434	968,050	(20,330)

United Kingdom
Liberty Global plc	35,546	1,082,973	4,379

United States
3M Co.	32,556	5,671,492	142,033
Aaron’s, Inc.	72,390	1,776,334	539,422
Abercrombie & Fitch Co.	128,939	2,426,416	(879,148)
ABIOMED, Inc.	5,859	659,094	1,098
Accenture plc	13,080	1,547,338	(15,278)
Activision Blizzard, Inc.	146,861	5,572,551	(269,401)
Acxiom Corp.	65,879	1,567,103	198,454
Adobe Systems, Inc.	111,332	9,861,232	1,600,397
Advanced Micro Devices, Inc.	419,421	3,606,956	1,149,278
AdvanSix, Inc.	33,583	605,558	137,969
AECOM	42,723	1,542,770	10,639
Aetna, Inc.	213,437	22,965,022	3,503,300
Aflac, Inc.	232,498	15,218,874	962,986
AGCO Corp.	6,329	306,860	59,336

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Agilent Technologies, Inc.	233,413	$8,890,559	$1,743,737
Agios Pharmaceuticals, Inc.	35,602	1,812,005	(326,334)
Air Products & Chemicals, Inc.	41,828	5,576,416	439,287
Akamai Technologies, Inc.	90,221	5,573,928	442,008
Alaska Air Group, Inc.	11,976	1,062,350	281
Albemarle Corp.	61,541	5,071,284	226,165
Alleghany Corp.	14,754	7,119,717	1,852,486
Alliant Energy Corp.	9,147	312,604	33,976
Allied World Assurance Co. Holdings AG	260,205	9,345,011	4,630,600
Allison Transmission Holdings, Inc.	180,824	5,040,986	1,050,975
Allstate Corp. (The)	281,371	18,333,107	2,522,111
Alphabet, Inc.	2,736	2,085,596	82,547
Amazon.com, Inc.	4,533	2,346,524	1,052,637
AMC Networks, Inc.	4,314	231,127	(5,332)
Amdocs Ltd.	313,365	16,656,394	1,597,117
AMERCO	18,660	6,092,461	804,089
Ameren Corp.	348,079	16,983,819	1,276,406
American Eagle Outfitters, Inc.	299,674	4,505,070	40,984
American Electric Power Co., Inc.	338,060	21,718,607	(434,349)
American Financial Group, Inc.	140,861	9,601,455	2,811,216
American International Group, Inc.	159,767	8,957,071	1,477,312
Ameriprise Financial, Inc.	75,555	7,412,199	969,873
Amgen, Inc.	68,961	10,618,295	(535,507)
Anadarko Petroleum Corp.	112,298	7,089,823	740,717
Anthem, Inc.	151,833	18,902,030	2,927,001
AO Smith Corp.	155,284	5,186,722	2,165,976
Applied Materials, Inc.	500,737	14,588,392	1,570,391

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Archer-Daniels-Midland Co.	236,434	$8,594,042	$2,199,170
Arrow Electronics, Inc.	162,651	9,548,567	2,048,449
Ashland Global Holdings, Inc.	27,058	2,721,398	235,771
Aspen Insurance Holdings Ltd.	169,037	7,556,440	1,740,595
Associated Banc-Corp.	80,277	1,727,239	255,603
Assurant, Inc.	160,608	12,628,803	2,285,256
Assured Guaranty Ltd.	15,774	612,729	(16,945)
Atmos Energy Corp.	67,189	4,897,987	84,077
Avery Dennison Corp.	170,793	12,103,011	(109,926)
Avnet, Inc.	239,170	9,380,108	2,006,776
Axis Capital Holdings Ltd.	79,409	4,285,029	897,997
BancorpSouth, Inc.	57,316	1,419,173	360,489
Bank of America Corp.	65,455	1,498,503	(51,948)
Bank of New York Mellon Corp. (The)	65,565	2,603,435	503,034
Baxter International, Inc.	422,175	18,395,259	323,980
Becton Dickinson and Co.	31,820	5,482,120	(214,319)
Belden, Inc.	41,543	2,899,473	206,698
Bemis Co., Inc.	81,346	3,967,059	(77,093)
Berry Plastics Group, Inc.	6,335	286,832	21,873
Best Buy Co., Inc.	206,365	6,380,385	2,425,209
Big Lots, Inc.	146,595	5,768,240	1,592,295
Biogen, Inc.	52,000	14,647,164	98,996
Blue Buffalo Pet Products, Inc.	43,032	1,031,929	2,560
Boeing Co. (The)	17,045	2,482,077	171,488
BOK Financial Corp.	6,098	336,715	169,662
Booz Allen Hamilton Holding Corp.	100,564	3,004,720	622,624
Boston Beer Co., Inc. (The)	5,656	863,929	96,742
Boston Scientific Corp.	549,488	11,647,031	238,395
Broadridge Financial Solutions, Inc.	116,742	6,542,666	1,197,328
Brocade Communications Systems, Inc.	452,279	4,215,396	1,433,569
Bruker Corp.	539,877	13,487,182	(2,052,587)
Brunswick Corp.	172,377	7,433,683	1,967,759
Buffalo Wild Wings, Inc.	12,553	2,088,729	(150,546)
Bunge Ltd.	85,943	4,874,142	1,334,381
Burlington Stores, Inc.	151,020	11,780,505	1,018,440
BWX Technologies, Inc.	366,443	11,464,744	3,083,043
CA, Inc.	174,599	5,133,234	413,776
Cable One, Inc.	3,920	1,948,500	488,681
Cabot Corp.	305,412	13,791,611	1,643,912
Campbell Soup Co.	37,216	2,254,231	(3,779)
Capital One Financial Corp.	19,499	1,351,624	349,469
Cardinal Health, Inc.	81,976	6,320,109	(420,297)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Carlisle Cos., Inc.	104,441	$9,776,752	$1,742,046
Carter’s, Inc.	126,626	11,446,143	(506,923)
Casey’s General Stores, Inc.	3,192	421,030	(41,565)
CDK Global, Inc.	36,266	1,989,294	175,423
Celanese Corp.	207,620	13,727,251	2,620,747
Celgene Corp.	85,398	9,591,652	293,166
Centene Corp.	162,366	9,361,642	(186,339)
CenterPoint Energy, Inc.	853,883	19,521,239	1,518,438
CenturyLink, Inc.	111,028	3,223,451	(583,205)
Charles River Laboratories International, Inc.	146,709	11,072,897	104,862
Cheesecake Factory, Inc. (The)	31,117	1,577,080	286,206
Chemical Financial Corp.	17,881	914,093	54,521
Chico’s FAS, Inc.	464,656	5,112,383	1,574,016
Cimarex Energy Co.	40,543	5,138,760	371,034
Cinemark Holdings, Inc.	83,466	2,582,296	619,460
Cintas Corp.	83,028	7,204,854	2,389,862
Cirrus Logic, Inc.	70,584	3,816,611	174,208
Cisco Systems, Inc.	244,152	5,891,279	1,486,995
Citizens Financial Group, Inc.	422,692	8,263,629	6,796,887
Citrix Systems, Inc.	73,603	4,799,794	1,773,690
CLARCOR, Inc.	23,319	1,504,764	418,354
Clean Harbors, Inc.	31,971	1,545,835	233,351
CME Group, Inc.	3,791	464,462	(27,171)
CNO Financial Group, Inc.	179,549	3,080,175	358,189
Coach, Inc.	182,718	6,852,099	(453,315)
Colgate-Palmolive Co.	43,108	3,127,512	(306,525)
Comcast Corp.	80,020	4,826,624	698,757
Comerica, Inc.	81,407	4,177,787	1,366,844
Commercial Metals Co.	491,418	6,966,704	3,736,380
CommScope Holding Co., Inc.	134,575	4,871,856	134,334
CommVault Systems, Inc.	15,831	853,584	(39,871)
Computer Sciences Corp.	182,001	5,723,297	5,091,202
Conagra Brands, Inc.	327,813	10,219,950	2,745,054
ConocoPhillips	96,099	3,907,407	910,997
CONSOL Energy, Inc.	266,713	5,272,931	(410,753)
Consolidated Edison, Inc.	183,541	13,497,653	25,648
Constellation Brands, Inc.	39,847	6,257,675	(148,731)
Convergys Corp.	152,192	3,952,770	(214,935)
Cooper Cos., Inc. (The)	2,623	460,584	(1,743)
CoreLogic, Inc.	198,806	7,093,439	228,586
CR Bard, Inc.	69,816	12,667,415	3,017,448
Crane Co.	167,794	8,793,813	3,307,490
Crown Holdings, Inc.	255,459	11,993,565	1,435,915
CSX Corp.	56,406	1,346,975	679,692
Cummins, Inc.	95,895	11,306,252	1,799,718

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Curtiss-Wright Corp.	86,071	$7,910,753	$555,191
CVS Health Corp.	2,990	237,264	(1,323)
Dana, Inc.	437,191	5,877,079	2,420,806
Danaher Corp.	33,293	2,544,643	46,884
Darden Restaurants, Inc.	158,905	9,292,764	2,262,807
Dean Foods Co.	300,750	5,510,742	1,039,593
Deckers Outdoor Corp.	15,162	892,358	(52,535)
Dell Technologies, Inc.	67,393	3,516,454	188,139
Delta Air Lines, Inc.	162,511	6,931,459	1,062,457
Denbury Resources, Inc.	256,992	1,007,676	(61,945)
Devon Energy Corp.	169,713	5,386,206	2,364,587
Diamond Offshore Drilling, Inc.	191,299	3,719,736	(333,744)
Dick’s Sporting Goods, Inc.	123,511	5,859,005	699,429
Dillard’s, Inc.	66,580	4,468,997	(295,097)
Discover Financial Services	154,000	7,766,483	3,335,377
Domino’s Pizza, Inc.	25,821	3,768,861	342,875
Donnelley Financial Solutions, Inc.	28,749	186,864	473,789
Dow Chemical Co. (The)	24,089	1,204,533	173,840
DR Horton, Inc.	393,608	10,794,387	(37,080)
Dr. Pepper Snapple Group, Inc.	24,100	2,099,737	85,410
DST Systems, Inc.	115,043	11,841,966	484,892
DTE Energy Co.	256,299	23,556,385	1,691,629
Duke Energy Corp.	12,232	933,292	16,156
Dun & Bradstreet Corp. (The)	13,220	1,664,207	(60,356)
E*TRADE Financial Corp.	516,561	13,325,865	4,572,974
East West Bancorp, Inc.	59,017	1,982,250	1,017,584
Eastman Chemical Co.	47,680	3,342,045	243,968
Eaton Corp. plc	80,874	5,152,740	273,097
eBay, Inc.	376,076	9,370,128	1,795,568
Edgewell Personal Care Co.	10,602	821,717	(47,877)
Edison International	107,419	7,377,000	356,094
Edwards Lifesciences Corp.	68,532	5,818,607	602,842
Eli Lilly & Co.	144,298	11,148,767	(535,650)
EMCOR Group, Inc.	38,579	2,707,733	22,117
Endo International plc	233,213	4,237,084	(396,066)
Energen Corp.	80,387	3,893,002	742,916
Energizer Holdings, Inc.	14,751	736,983	(78,941)
EnerSys	3,029	233,842	2,723
Ensco plc	406,951	3,766,242	189,322
Entergy Corp.	262,983	19,964,774	(643,413)
EOG Resources, Inc.	24,898	2,598,247	(81,059)
Equifax, Inc.	47,332	4,412,289	1,183,773
Estee Lauder Cos., Inc. (The)	12,391	1,089,096	(141,308)
Esterline Technologies Corp.	5,409	467,424	15,059
Euronet Worldwide, Inc.	64,201	4,858,045	(207,967)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Everest Re Group Ltd.	12,818	$2,644,874	$128,941
F5 Networks, Inc.	24,110	3,028,058	461,141
Facebook, Inc.	12,015	1,402,870	(20,545)
Fair Isaac Corp.	44,974	5,026,390	335,410
Fidelity National Information Services, Inc.	28,561	2,190,921	(30,567)
First American Financial Corp.	11,237	404,808	6,803
FirstEnergy Corp.	578,756	19,453,860	(1,529,786)
Fiserv, Inc.	64,562	6,550,127	311,522
Flex Ltd.	1,325,987	13,880,044	5,174,389
FLIR Systems, Inc.	28,909	1,048,528	(2,312)
Foot Locker, Inc.	109,723	7,258,312	519,952
Ford Motor Co.	234,104	2,824,488	15,193
Fortinet, Inc.	188,363	6,122,199	(448,706)
Fortive Corp.	8,882	481,319	(4,978)
Frank’s International NV	30,832	382,267	(2,725)
FTI Consulting, Inc.	2,483	112,431	(497)
Fulton Financial Corp.	88,523	1,209,068	455,165
Gartner, Inc.	10,559	1,014,366	52,832
General Dynamics Corp.	31,814	4,203,584	1,289,421
General Mills, Inc.	17,721	1,166,566	(71,940)
General Motors Co.	362,717	10,535,474	2,101,586
Genpact Ltd.	249,267	6,266,282	(199,123)
Gilead Sciences, Inc.	167,959	13,369,824	(1,342,280)
GoDaddy, Inc.	104,365	3,414,127	233,430
Goldman Sachs Group, Inc. (The)	10,735	2,064,752	505,743
Goodyear Tire & Rubber Co. (The)	78,743	2,316,665	114,132
Graham Holdings Co.	10,450	4,905,601	444,277
Graphic Packaging Holding Co.	332,242	4,343,191	(196,810)
Great Plains Energy, Inc.	62,087	1,853,708	(155,628)
Groupon, Inc.	170,571	629,070	(62,775)
Guess?, Inc.	78,070	1,546,378	(601,731)
Halliburton Co.	33,294	1,790,027	10,845
Hanover Insurance Group, Inc. (The)	50,681	4,120,483	491,995
Harman International Industries, Inc.	38,201	3,137,640	1,108,784
Hartford Financial Services Group, Inc. (The)	116,110	4,958,469	574,173
Hasbro, Inc.	46,587	3,598,561	25,441
Hawaiian Electric Industries, Inc.	68,353	2,058,989	201,445
HCA Holdings, Inc.	87,955	6,447,766	62,663
HD Supply Holdings, Inc.	261,891	7,225,683	3,907,303
Helen of Troy Ltd.	21,569	1,870,810	(49,307)
Herc Holdings, Inc.	51,797	2,085,461	(5,293)
Herman Miller, Inc.	156,918	4,327,563	1,039,033

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Hershey Co. (The)	74,029	$7,268,537	$388,283
Hertz Global Holdings, Inc.	184,732	5,579,721	(1,596,899)
Hewlett Packard Enterprise Co.	691,557	16,112,881	(110,252)
Hill-Rom Holdings, Inc.	57,341	3,141,793	77,331
Hologic, Inc.	323,718	10,973,838	2,013,728
Home Depot, Inc. (The)	41,160	4,870,448	648,285
Honeywell International, Inc.	31,030	3,511,944	82,882
HP, Inc.	1,021,734	11,898,828	3,263,704
HSN, Inc.	23,104	866,672	(74,204)
Hubbell, Inc.	51,900	5,219,745	836,985
Huntington Ingalls Industries, Inc.	203,601	27,494,515	10,006,754
Huntsman Corp.	1,020,442	15,610,937	3,859,097
Hyatt Hotels Corp.	44,670	2,350,622	117,842
IAC/InterActiveCorp.	110,900	4,484,807	2,700,404
IDACORP, Inc.	57,790	4,218,480	436,505
Illinois Tool Works, Inc.	22,038	2,580,060	118,714
Ingersoll-Rand plc	223,743	14,654,692	2,134,983
Ingredion, Inc.	110,757	11,996,421	1,843,774
Integrated Device Technology, Inc.	209,512	4,066,489	869,614
Intercontinental Exchange, Inc.	98,811	5,162,885	412,032
InterDigital, Inc.	44,143	3,537,604	494,859
International Game Technology plc	722,175	14,783,526	3,646,380
International Paper Co.	237,177	10,497,534	2,087,078
Interpublic Group of Cos., Inc. (The)	256,749	5,294,759	715,735
Intrexon Corp.	8,323	227,477	(25,228)
Intuit, Inc.	63,952	7,029,755	299,784
Intuitive Surgical, Inc.	2,159	1,486,037	(116,864)
Invesco Ltd.	176,618	4,918,076	440,514
ITT, Inc.	133,872	4,262,484	900,959
Jabil Circuit, Inc.	554,155	10,684,893	2,431,955
Jack Henry & Associates, Inc.	43,552	3,495,302	371,244
Jack in the Box, Inc.	122,872	9,378,799	4,338,631
Jacobs Engineering Group, Inc.	73,634	3,902,141	294,997
Jazz Pharmaceuticals plc	49,754	6,667,211	(1,242,533)
JetBlue Airways Corp.	104,759	1,744,126	604,570
JM Smucker Co. (The)	55,112	8,277,366	(1,219,723)
John Wiley & Sons, Inc.	119,142	5,329,258	1,163,981
Johnson & Johnson	72,593	8,591,845	(228,405)
Johnson Controls International plc	70,314	3,080,692	(184,459)
Juniper Networks, Inc.	55,632	1,246,353	325,808
Juno Therapeutics, Inc.	82,846	1,928,610	(366,963)
Kansas City Southern	7,242	626,708	(12,224)
KAR Auction Services, Inc.	6,583	282,067	(1,500)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Kate Spade & Co.	469,219	$8,928,465	$(168,146)
KB Home	647,711	9,169,129	1,071,182
KBR, Inc.	228,241	2,852,544	956,798
Kellogg Co.	18,272	1,378,209	(31,380)
Kennametal, Inc.	210,586	5,292,110	1,290,808
Kimberly-Clark Corp.	89,829	11,678,945	(1,427,659)
Kinder Morgan, Inc.	88,702	1,883,453	(46,434)
KLA-Tencor Corp.	53,976	3,881,199	365,633
Kohl’s Corp.	14,549	788,529	(70,099)
L-3 Communications Holdings, Inc.	175,729	23,966,154	2,763,984
Laboratory Corp. of America Holdings	53,042	7,102,571	(293,039)
Lamb Weston Holdings, Inc.	33,169	884,456	370,991
Lancaster Colony Corp.	16,640	1,832,695	520,035
Lear Corp.	192,125	20,712,157	4,719,430
Legg Mason, Inc.	32,581	1,066,996	(92,498)
Leggett & Platt, Inc.	134,305	5,879,585	685,243
Leidos Holdings, Inc.	136,599	5,737,948	1,247,725
Lennox International, Inc.	11,102	1,593,848	106,645
Liberty Broadband Corp.	32,308	2,223,945	169,109
Lincoln Electric Holdings, Inc.	21,885	1,232,919	445,004
Lincoln National Corp.	240,238	10,781,158	5,139,414
Live Nation Entertainment, Inc.	35,786	698,576	253,331
Lockheed Martin Corp.	755	189,383	(679)
Lowe’s Cos., Inc.	58,564	3,756,881	408,191
LSC Communications, Inc.	41,912	509,091	734,857
LyondellBasell Industries NV	33,212	2,561,489	287,436
M&T Bank Corp.	12,050	1,376,156	508,825
Macy’s, Inc.	178,095	6,800,241	(422,659)
Madison Square Garden Co. (The)	8,405	1,427,096	14,446
Mallinckrodt plc	168,191	11,025,887	(2,646,612)
ManpowerGroup, Inc.	90,465	7,084,584	955,041
Marathon Petroleum Corp.	147,009	4,768,350	2,633,553
MarketAxess Holdings, Inc.	19,651	3,231,065	(343,940)
Marvell Technology Group Ltd.	971,939	9,108,283	4,372,511
Masco Corp.	403,512	11,634,729	1,124,320
Maxim Integrated Products, Inc.	308,763	10,201,066	1,707,923
MB Financial, Inc.	7,999	337,744	40,049
McKesson Corp.	100,855	16,392,553	(2,227,468)
Medtronic plc	12,911	1,081,310	(161,659)
Merck & Co., Inc.	241,305	13,700,108	505,517
Meredith Corp.	20,120	1,088,923	101,175
MetLife, Inc.	58,399	2,771,990	375,132
MGM Resorts International	249,233	5,658,153	1,527,234

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Michael Kors Holdings Ltd.	43,183	$2,109,462	$(253,457)
Michael’s Cos., Inc. (The)	97,787	2,596,075	(596,331)
Micron Technology, Inc.	22,262	446,067	41,916
Microsoft Corp.	209,618	10,897,186	2,128,477
Minerals Technologies, Inc.	86,249	4,105,543	2,557,193
Mohawk Industries, Inc.	50,537	8,509,524	1,581,704
Molson Coors Brewing Co.	94,188	9,357,108	(191,673)
Monster Beverage Corp.	43,192	1,818,393	96,741
Morgan Stanley	112,328	3,470,048	1,275,810
Morningstar, Inc.	18,383	1,459,376	(107,122)
Motorola Solutions, Inc.	1,286	90,306	16,291
MSC Industrial Direct Co., Inc.	62,881	4,729,042	1,080,533
MSCI, Inc.	84,208	6,178,014	455,892
Murphy USA, Inc.	149,846	9,721,524	(510,490)
Nabors Industries Ltd.	783,838	7,369,068	5,485,875
Nasdaq, Inc.	214,330	13,660,347	725,483
NCR Corp.	181,478	4,094,804	3,265,944
Neurocrine Biosciences, Inc.	30,424	1,484,262	(306,853)
New York Times Co. (The)	131,592	1,644,839	105,335
Newfield Exploration Co.	161,503	5,804,145	736,726
Newmont Mining Corp.	189,802	7,163,460	(696,906)
News Corp.	591,168	7,195,082	(420,296)
NiSource, Inc.	854,020	19,432,309	(524,306)
Norfolk Southern Corp.	97,019	8,655,102	1,829,742
Northern Trust Corp.	52,720	3,652,534	1,042,182
Northrop Grumman Corp.	79,710	15,494,050	3,044,902
NorthStar Asset Management Group, Inc.	4,256	52,838	10,662
NOW, Inc.	195,479	3,672,906	328,549
Nu Skin Enterprises, Inc.	158,321	7,439,482	125,095
Nuance Communications, Inc.	384,947	6,739,807	(1,004,097)
Nucor Corp.	37,311	2,230,486	(9,735)
NVR, Inc.	5,408	8,763,739	262,213
Oceaneering International, Inc.	144,600	4,081,074	(1,908)
Office Depot, Inc.	1,284,278	4,413,166	1,391,770
Old Republic International Corp.	483,153	8,823,217	356,689
Omnicom Group, Inc.	39,800	3,069,258	318,120
ONE Gas, Inc.	34,580	2,133,666	78,070
Orbital ATK, Inc.	108,480	9,080,001	436,949
Oshkosh Corp.	161,272	10,027,129	392,655
Owens Corning	285,671	12,450,030	2,279,167

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
PACCAR, Inc.	50,552	$3,199,376	$30,897
Packaging Corp. of America	31,480	2,395,997	274,137
Parker-Hannifin Corp.	132,143	15,515,862	2,984,158
Patterson-UTI Energy, Inc.	145,595	3,128,134	791,283
PayPal Holdings, Inc.	66,904	2,607,117	33,584
PepsiCo, Inc.	83,313	8,226,067	490,972
PerkinElmer, Inc.	32,887	1,713,486	1,571
Pfizer, Inc.	236,270	8,254,232	(580,182)
PG&E Corp.	557,782	32,526,609	1,369,803
Pilgrim’s Pride Corp.	7,166	132,064	4,018
Pinnacle West Capital Corp.	162,427	11,305,690	1,368,489
Pitney Bowes, Inc.	18,034	283,307	(9,370)
Plantronics, Inc.	17,918	756,140	225,050
PNC Financial Services Group, Inc. (The)	46,756	4,435,894	1,032,688
PNM Resources, Inc.	160,642	5,233,441	276,580
PolyOne Corp.	53,748	1,797,258	(75,172)
Popular, Inc.	233,156	8,776,129	1,440,767
Post Holdings, Inc.	29,829	2,304,503	93,450
PPG Industries, Inc.	18,580	1,860,097	(99,457)
ProAssurance Corp.	31,573	1,520,580	253,823
Procter & Gamble Co. (The)	129,188	10,756,763	105,364
Progressive Corp. (The)	218,683	7,021,270	741,977
Prudential Financial, Inc.	51,874	4,267,600	1,130,409
Public Service Enterprise Group, Inc.	298,422	12,681,583	413,174
PVH Corp.	150,684	13,848,114	(250,390)
QEP Resources, Inc.	194,656	3,377,006	206,611
QIAGEN NV	51,870	1,442,063	11,334
Qorvo, Inc.	18,658	1,001,047	(17,211)
QUALCOMM, Inc.	4,822	323,406	(9,011)
Quanta Services, Inc.	251,005	5,967,050	2,780,474
Quintiles IMS Holdings, Inc.	5,684	441,091	(8,823)
Ralph Lauren Corp.	10,985	1,042,628	(50,463)
Range Resources Corp.	68,922	2,455,823	(87,663)
Raymond James Financial, Inc.	178,353	8,767,574	3,586,938
Raytheon Co.	158,330	21,133,878	1,348,982
Red Hat, Inc.	4,455	329,343	(18,830)
Regal Beloit Corp.	92,241	5,407,327	980,362
Regions Financial Corp.	691,495	6,791,771	3,138,097
Reinsurance Group of America, Inc.	110,061	10,407,520	3,441,456
Reliance Steel & Aluminum Co.	114,905	6,893,846	2,245,697
Republic Services, Inc.	259,025	11,742,772	3,034,605
Rice Energy, Inc.	186,676	4,410,439	(424,906)
Ross Stores, Inc.	127,803	7,220,779	1,163,098
Rowan Cos. plc	75,445	1,345,721	79,435
RPM International, Inc.	35,073	1,829,931	58,049

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
RR Donnelley & Sons Co.	187,866	$5,015,490	$(1,949,517)
S&P Global, Inc.	2,612	316,394	(35,500)
Santander Consumer USA Holdings, Inc.	54,716	754,439	(15,773)
SCANA Corp.	225,190	15,966,535	535,389
Science Applications International Corp.	59,832	4,245,527	828,226
Sealed Air Corp.	116,327	5,328,152	(53,886)
SEI Investments Co.	26,232	907,627	387,184
Service Corp. International	25,913	573,455	162,474
ServiceMaster Global Holdings, Inc.	27,347	968,192	61,970
Sherwin-Williams Co. (The)	24,132	6,653,038	(167,804)
Signature Bank	47,775	5,991,832	1,183,973
Skechers U.S.A., Inc.	211,441	5,433,787	(236,568)
SLM Corp.	148,110	1,487,829	144,343
SM Energy Co.	33,680	1,164,613	(3,327)
Sonoco Products Co.	60,922	3,114,116	96,473
Southwest Airlines Co.	60,817	2,423,125	607,994
Southwest Gas Corp.	21,087	1,539,360	76,326
Southwestern Energy Co.	322,823	3,742,286	(249,342)
Spirit AeroSystems Holdings, Inc.	248,260	11,205,100	3,280,871
SPX Corp.	156,852	1,895,165	1,825,364
Stanley Black & Decker, Inc.	130,675	13,018,740	1,968,375
Staples, Inc.	577,083	4,894,567	328,034
State Street Corp.	31,102	2,403,177	14,070
Steel Dynamics, Inc.	453,663	8,807,271	7,334,059
SunTrust Banks, Inc.	334,328	12,871,630	5,466,260
Superior Energy Services, Inc.	128,836	1,903,416	271,336
SUPERVALU, Inc.	743,210	3,311,650	159,141
Symantec Corp.	133,345	3,172,731	12,881
Synaptics, Inc.	146,012	8,982,918	(1,159,595)
Synchrony Financial	404,583	11,284,955	3,389,271
SYNNEX Corp.	82,197	8,083,364	1,864,117
Synopsys, Inc.	100,727	4,739,280	1,189,511
Synovus Financial Corp.	282,250	8,626,589	2,968,241
TCF Financial Corp.	335,592	4,263,480	2,310,767
Tech Data Corp.	151,432	10,176,200	2,647,062
Teekay Corp.	20,625	160,490	5,129
TEGNA, Inc.	120,262	2,461,220	111,184
Teledyne Technologies, Inc.	3,993	493,442	(2,303)
Teleflex, Inc.	47,892	7,292,377	425,419
Teradata Corp.	160,338	4,793,474	(437,090)
Teradyne, Inc.	520,640	9,946,832	3,277,424
Terex Corp.	93,794	2,734,214	223,110
Tesoro Corp.	102,111	7,944,924	984,683
Texas Instruments, Inc.	29,540	2,101,174	54,360
Texas Roadhouse, Inc.	19,381	790,473	144,467

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Textron, Inc.	314,743	$11,327,571	$3,956,349
Thor Industries, Inc.	59,714	4,660,615	1,313,771
Time, Inc.	28,541	498,301	11,156
Timken Co. (The)	199,128	6,052,044	1,853,338
TJX Cos., Inc. (The)	109,447	8,015,866	206,887
Toll Brothers, Inc.	50,235	1,534,916	22,369
TopBuild Corp.	32,326	1,118,613	32,192
Torchmark Corp.	86,940	5,182,955	1,229,740
Toro Co. (The)	213,032	9,516,018	2,403,123
Total System Services, Inc.	70,422	3,305,537	147,254
TransUnion	122,060	4,003,346	(228,030)
Travelers Cos., Inc. (The)	19,303	2,044,574	318,499
TRI Pointe Group, Inc.	33,942	417,815	(28,161)
Trimble, Inc.	50,158	1,407,584	104,680
Twitter, Inc.	20,204	369,381	(40,056)
Tyson Foods, Inc.	278,260	17,989,334	(826,257)
UGI Corp.	243,870	9,814,697	1,422,832
Ulta Salon Cosmetics & Fragrance, Inc.	3,836	930,119	47,831
Umpqua Holdings Corp.	111,652	1,975,870	120,955
Union Pacific Corp.	30,157	3,004,806	121,871
United Continental Holdings, Inc.	128,238	6,103,409	3,242,576
United Parcel Service, Inc.	15,020	1,576,428	145,465
United Rentals, Inc.	10,946	824,707	330,972
United States Steel Corp.	48,124	846,944	741,629
United Technologies Corp.	12,830	1,306,987	99,437
United Therapeutics Corp.	36,954	4,566,100	734,212
UnitedHealth Group, Inc.	54,855	6,336,421	2,442,574
Universal Health Services, Inc.	85,398	9,168,771	(84,132)
Unum Group	305,852	8,949,380	4,486,698
Urban Outfitters, Inc.	197,577	5,680,445	(53,452)
Vail Resorts, Inc.	31,797	4,918,042	211,132
Valero Energy Corp.	41,271	2,369,988	449,647
Validus Holdings Ltd.	145,296	6,549,164	1,443,569
Valmont Industries, Inc.	14,230	1,726,121	278,886
Vantiv, Inc.	50,711	2,732,391	290,999
VCA, Inc.	63,239	3,270,975	1,070,382
Vectren Corp.	86,464	4,175,996	333,102
Versum Materials, Inc.	154,896	3,393,583	954,348
Vertex Pharmaceuticals, Inc.	6,169	477,541	(23,071)
Viavi Solutions, Inc.	337,036	2,235,896	521,059
Vishay Intertechnology, Inc.	126,765	1,818,647	234,946
Vista Outdoor, Inc.	10,361	396,389	(14,068)
Visteon Corp.	185,240	12,090,223	2,791,959
VWR Corp.	37,492	1,047,715	(109,290)
Waddell & Reed Financial, Inc.	245,495	4,592,382	197,226

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Walgreens Boots Alliance, Inc.	108,285	$8,778,613	$183,053
Wal-Mart Stores, Inc.	192,195	13,310,245	(25,727)
Waste Management, Inc.	295,758	16,120,807	4,851,393
Watsco, Inc.	47,404	6,171,045	850,436
WebMD Health Corp.	2,610	139,329	(9,951)
WellCare Health Plans, Inc.	222,057	23,345,715	7,093,859
Wells Fargo & Co.	155,657	7,180,584	1,397,673
WESCO International, Inc.	8,796	609,763	(24,389)
West Pharmaceutical Services, Inc.	73,846	5,539,452	724,904
Westlake Chemical Corp.	72,354	3,640,238	410,862
Whirlpool Corp.	55,166	8,246,723	1,780,801
White Mountains Insurance Group Ltd.	4,706	3,687,379	247,072
Woodward, Inc.	7,982	559,051	(7,894)
World Fuel Services Corp.	67,997	3,103,392	18,350
Worthington Industries, Inc.	143,558	4,944,216	1,866,175
WR Grace & Co.	63,289	4,619,991	(339,123)
Wyndham Worldwide Corp.	21,124	1,505,595	107,645
Xcel Energy, Inc.	143,197	5,574,803	253,315
Xerox Corp.	1,337,097	12,360,723	(687,866)
Xilinx, Inc.	26,591	1,321,286	284,012
Xylem, Inc.	113,451	4,573,275	1,044,818
Yum! Brands, Inc.	129,289	6,557,897	1,629,975
Zynga, Inc.	3,129,045	7,237,199	804,447

			376,041,273

Total of Long Equity Positions			375,713,060

Short Positions

Common Stocks
Canada
Fortis, Inc.	(50,822)	(1,086,732)	(482,652)

Indonesia
Astra International Tbk. PT	(548,300)	(344,958)	9,689
Jasa Marga Persero Tbk. PT	(82,200)	(27,937)	1,656
Perusahaan Gas Negara Persero Tbk.	(1,446,400)	(313,461)	24,913
XL Axiata Tbk. PT	(1,324,300)	(224,789)	(1,754)

			34,504

Ireland
XL Group Ltd.	(353,071)	(12,166,310)	(989,116)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Singapore
Broadcom Ltd.	(25,437)	$(4,170,401)	$(326,097)

Sweden
Autoliv, Inc.	(43,276)	(4,396,001)	(500,678)

United Kingdom
Pentair plc	(96,700)	(4,749,446)	(672,523)

United States
3D Systems Corp.	(11,251)	(180,186)	30,660
Abbott Laboratories	(422,109)	(18,348,872)	2,135,665
AbbVie, Inc.	(7,880)	(498,498)	5,053
Acadia Healthcare Co., Inc.	(592,842)	(30,643,779)	11,020,709
ACI Worldwide, Inc.	(317,900)	(5,764,152)	(5,733)
Acuity Brands, Inc.	(55,109)	(13,878,161)	1,155,697
Advance Auto Parts, Inc.	(56,122)	(8,830,599)	(660,754)
Air Lease Corp.	(259,023)	(7,011,175)	(1,881,084)
Akorn, Inc.	(317,197)	(7,829,579)	905,169
Alexion Pharmaceuticals, Inc.	(28,360)	(3,777,554)	307,708
Align Technology, Inc.	(20,974)	(1,355,309)	(660,921)
Alkermes plc	(41,103)	(2,338,815)	54,310
Allegheny Technologies, Inc.	(335,788)	(5,702,054)	352,951
Allegion plc	(39,198)	(2,590,712)	82,040
Allergan plc	(36,535)	(8,465,240)	792,525
Alliance Data Systems Corp.	(70,582)	(14,240,857)	(1,887,130)
Allscripts Healthcare Solutions, Inc.	(27,862)	(296,074)	11,603
Ally Financial, Inc.	(265,399)	(4,414,393)	(633,496)
Alnylam Pharmaceuticals, Inc.	(85,518)	(4,976,825)	1,775,031
American Airlines Group, Inc.	(89,606)	(3,284,835)	(898,870)
American Express Co.	(90,321)	(5,524,776)	(1,166,204)
AmerisourceBergen Corp.	(127,607)	(10,117,614)	140,022
AMETEK, Inc.	(256,009)	(11,925,227)	(516,810)
Amphenol Corp.	(282,534)	(14,707,275)	(4,279,010)
AmTrust Financial Services, Inc.	(377,186)	(9,780,996)	(546,357)
Analog Devices, Inc.	(52,544)	(3,632,663)	(183,082)
ANSYS, Inc.	(10,866)	(1,012,357)	7,360
Antero Resources Corp.	(84,729)	(2,148,562)	144,722
Aon plc	(26,251)	(2,438,193)	(489,581)
Apache Corp.	(27,876)	(1,702,765)	(66,524)
Apple, Inc.	(57,385)	(6,276,715)	(369,616)
AptarGroup, Inc.	(34,743)	(2,625,325)	73,452
Aramark	(5,149)	(186,801)	2,879
Arch Capital Group Ltd.	(47,578)	(3,341,369)	(764,137)
Arconic, Inc.	(188,664)	(4,496,787)	998,956
Arista Networks, Inc.	(73,355)	(5,169,472)	(1,929,092)
Armstrong World Industries, Inc.	(62,033)	(2,577,923)	(15,056)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
ARRIS International plc	(179,839)	$(4,510,434)	$(908,115)
Arthur J Gallagher & Co.	(50,184)	(2,491,194)	(116,366)
Artisan Partners Asset Management, Inc.	(59,868)	(1,746,197)	(34,876)
Ascena Retail Group, Inc.	(330,347)	(2,297,863)	253,015
AT&T, Inc.	(88,594)	(3,479,018)	(288,884)
athenahealth, Inc.	(59,597)	(6,981,234)	713,418
Autodesk, Inc.	(19,349)	(1,497,981)	65,961
Automatic Data Processing, Inc.	(12,324)	(1,237,213)	(29,447)
AutoNation, Inc.	(128,781)	(6,276,991)	11,795
AutoZone, Inc.	(4,337)	(3,101,595)	(323,724)
Avangrid, Inc.	(48,226)	(2,110,822)	284,021
Avis Budget Group, Inc.	(357,827)	(10,546,493)	(2,578,601)
Avon Products, Inc.	(118,568)	(601,377)	3,794
Axalta Coating Systems Ltd.	(32,842)	(913,235)	19,933
B/E Aerospace, Inc.	(151,067)	(7,200,171)	(1,892,551)
Ball Corp.	(377,391)	(27,961,784)	(368,959)
Bank of Hawaii Corp.	(28,680)	(1,989,039)	(554,590)
Bank of the Ozarks, Inc.	(364,662)	(14,588,005)	(4,589,569)
BankUnited, Inc.	(146,804)	(4,568,630)	(964,413)
BB&T Corp.	(99,562)	(3,402,301)	(1,279,104)
Bed Bath & Beyond, Inc.	(70,295)	(3,045,765)	188,976
BioMarin Pharmaceutical, Inc.	(51,534)	(4,436,778)	167,702
Bio-Rad Laboratories, Inc.	(6,444)	(1,089,734)	(84,878)
Bio-Techne Corp.	(101,376)	(8,962,490)	(1,462,004)
Black Hills Corp.	(132,364)	(7,206,683)	(912,525)
Black Knight Financial Services, Inc.	(7,862)	(242,834)	(54,350)
BlackRock, Inc.	(22,452)	(7,912,925)	(630,959)
BorgWarner, Inc.	(296,358)	(8,848,983)	(2,839,377)
Brinker International, Inc.	(4,657)	(235,077)	4,415
Bristol-Myers Squibb Co.	(14,589)	(819,543)	(33,038)
Brookdale Senior Living, Inc.	(361,593)	(5,777,219)	1,286,234
Brown & Brown, Inc.	(70,084)	(2,487,338)	(656,630)
Brown-Forman Corp.	(399,038)	(19,062,143)	1,137,356
Cabela’s, Inc.	(39,973)	(1,612,511)	(727,908)
Cabot Oil & Gas Corp.	(109,447)	(2,553,303)	(3,379)
Cadence Design Systems, Inc.	(65,360)	(1,682,905)	34,526
CalAtlantic Group, Inc.	(313,076)	(10,054,657)	(593,057)
Calpine Corp.	(36,895)	(407,434)	(14,275)
CarMax, Inc.	(248,023)	(10,630,266)	(5,339,935)
Carnival Corp.	(41,476)	(2,055,399)	(103,842)
Carpenter Technology Corp.	(58,989)	(1,611,583)	(522,049)
Catalent, Inc.	(173,574)	(4,369,978)	(309,577)
Caterpillar, Inc.	(122,705)	(9,708,661)	(1,671,001)
Cathay General Bancorp	(117,757)	(3,512,301)	(965,998)
CBOE Holdings, Inc.	(37,359)	(2,428,648)	(331,809)
CBS Corp.	(23,618)	(1,307,118)	(195,460)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
CDW Corp.	(34,645)	$(1,587,277)	$(217,381)
CEB, Inc.	(56,892)	(3,381,903)	(65,752)
Cerner Corp.	(66,190)	(3,493,864)	358,444
CF Industries Holdings, Inc.	(802,621)	(21,870,679)	(3,395,830)
CH Robinson Worldwide, Inc.	(96,101)	(6,772,083)	(268,277)
Charles Schwab Corp. (The)	(35,832)	(1,369,962)	(44,327)
Charter Communications, Inc.	(40,335)	(10,504,322)	(1,108,931)
Cheniere Energy, Inc.	(292,123)	(8,958,725)	(3,143,931)
Chesapeake Energy Corp.	(758,766)	(3,798,726)	(1,527,811)
Chevron Corp.	(61,103)	(5,757,187)	(1,434,636)
Chicago Bridge & Iron Co. NV	(168,865)	(5,826,427)	464,963
Chipotle Mexican Grill, Inc.	(45,357)	(19,772,938)	2,658,835
Choice Hotels International, Inc.	(8,242)	(436,731)	(25,233)
Chubb Ltd.	(57,571)	(6,521,333)	(1,084,948)
Church & Dwight Co., Inc.	(29,516)	(1,316,399)	12,087
Churchill Downs, Inc.	(17)	(2,416)	(142)
Ciena Corp.	(133,217)	(2,929,362)	(322,465)
Cincinnati Financial Corp.	(151,869)	(9,944,562)	(1,559,514)
CIT Group, Inc.	(228,517)	(6,266,880)	(3,486,226)
Clorox Co. (The)	(30,588)	(3,489,836)	(181,336)
CMS Energy Corp.	(143,838)	(6,016,151)	29,613
Coca-Cola Co. (The)	(116,233)	(4,746,845)	(72,175)
Cognex Corp.	(165,816)	(6,895,057)	(3,654,157)
Cognizant Technology Solutions Corp.	(2,559)	(140,099)	(3,282)
Colfax Corp.	(81,866)	(2,202,553)	(738,892)
Commerce Bancshares, Inc.	(2,622)	(102,843)	(48,735)
Compass Minerals International, Inc.	(255,167)	(18,493,694)	(1,498,640)
comScore, Inc.	(21,104)	(640,756)	(25,708)
Concho Resources, Inc.	(108,613)	(11,689,523)	(2,712,561)
Copart, Inc.	(254,890)	(11,335,786)	(2,787,669)
Core Laboratories NV	(55,558)	(5,811,800)	(857,382)
Corning, Inc.	(125,452)	(2,585,406)	(459,314)
CoStar Group, Inc.	(12,371)	(1,968,313)	(363,497)
Costco Wholesale Corp.	(39,603)	(6,016,392)	(324,444)
Coty, Inc.	(501,101)	(10,782,482)	1,607,323
Covanta Holding Corp.	(543,490)	(7,792,942)	(685,502)
Cracker Barrel Old Country Store, Inc.	(13,437)	(1,832,047)	(411,663)
Cree, Inc.	(124,613)	(3,267,199)	(21,338)
Cullen/Frost Bankers, Inc.	(231,137)	(12,076,192)	(8,317,026)
Cypress Semiconductor Corp.	(265,505)	(2,008,518)	(1,028,859)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
DaVita, Inc.	(150,741)	$(9,404,688)	$(272,884)
Deere & Co.	(46,959)	(3,665,568)	(1,173,088)
Delphi Automotive plc	(100,753)	(6,890,347)	104,632
Deluxe Corp.	(33,554)	(2,093,139)	(309,663)
DENTSPLY SIRONA, Inc.	(248,118)	(15,256,716)	932,864
DeVry Education Group, Inc.	(59,497)	(1,265,818)	(590,488)
DexCom, Inc.	(314,176)	(24,006,867)	5,250,560
Diebold Nixdorf, Inc.	(356,015)	(9,146,619)	192,842
Discovery Communications, Inc.	(619,238)	(15,576,784)	(1,396,530)
DISH Network Corp.	(191,281)	(10,333,700)	(747,208)
Dolby Laboratories, Inc.	(75,855)	(2,931,681)	(496,206)
Dollar General Corp.	(56,141)	(4,269,003)	110,640
Dollar Tree, Inc.	(60,750)	(4,683,368)	(5,317)
Dominion Resources, Inc.	(523,910)	(38,162,158)	(1,964,109)
Donaldson Co., Inc.	(215,798)	(6,609,322)	(2,471,457)
Dover Corp.	(14,778)	(1,031,934)	(75,382)
Dril-Quip, Inc.	(4,254)	(266,865)	11,412
Dunkin’ Brands Group, Inc.	(297,852)	(12,507,799)	(3,111,560)
Dycom Industries, Inc.	(53,487)	(4,533,423)	238,952
Eaton Vance Corp.	(85,889)	(2,514,539)	(1,082,492)
Ecolab, Inc.	(96,265)	(10,409,090)	(875,093)
Electronic Arts, Inc.	(682)	(56,632)	2,917
Emerson Electric Co.	(133)	(7,331)	(84)
Envision Healthcare Corp.	(206,052)	(12,876,080)	(164,951)
EQT Corp.	(79,603)	(5,532,100)	326,064
Eversource Energy	(50,458)	(2,864,135)	77,339
Exelon Corp.	(139,848)	(4,801,228)	(161,978)
Expedia, Inc.	(65,554)	(7,393,407)	(32,550)
Expeditors International of Washington, Inc.	(156,427)	(7,780,293)	(504,081)
Express Scripts Holding Co.	(46,421)	(3,410,017)	216,716
Extended Stay America, Inc.	(10,201)	(167,214)	2,468
Exxon Mobil Corp.	(62,091)	(5,210,304)	(394,030)
FactSet Research Systems, Inc.	(43,906)	(6,768,414)	(407,144)
Fastenal Co.	(375,686)	(16,423,608)	(1,226,120)
Federated Investors, Inc.	(263,407)	(6,728,542)	(720,608)
Fifth Third Bancorp	(56,423)	(1,162,165)	(359,563)
FireEye, Inc.	(450,583)	(7,041,959)	1,680,021
First Data Corp.	(1,095,038)	(14,466,761)	(1,071,828)
First Horizon National Corp.	(672,022)	(8,419,055)	(5,028,105)
First Republic Bank	(81,299)	(4,844,517)	(2,646,373)
First Solar, Inc.	(140,872)	(4,737,859)	217,277
Fitbit, Inc.	(886,078)	(6,889,612)	403,522

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
FleetCor Technologies, Inc.	(27,259)	$(3,683,768)	$(173,926)
Flowers Foods, Inc.	(921,081)	(16,036,333)	(2,357,655)
Flowserve Corp.	(185,171)	(7,761,699)	(1,135,768)
Fluor Corp.	(42,083)	(2,296,611)	86,412
FMC Corp.	(75,264)	(2,627,126)	(1,629,806)
FNB Corp.	(336,605)	(4,657,960)	(737,818)
FNF Group	(157,846)	(5,453,420)	92,970
Fortune Brands Home & Security, Inc.	(48,821)	(2,711,557)	101,586
Fossil Group, Inc.	(184,772)	(5,707,675)	929,471
Franklin Resources, Inc.	(121,307)	(3,892,742)	(908,589)
Freeport-McMoRan, Inc.	(356,074)	(4,629,826)	(66,790)
Frontier Communications Corp.	(2,186,961)	(9,607,272)	2,215,343
GameStop Corp.	(181,406)	(5,066,028)	483,713
Gap, Inc. (The)	(67,081)	(1,655,879)	150,581
Garmin Ltd.	(197,699)	(7,569,738)	(2,016,687)
GATX Corp.	(103,998)	(4,492,521)	(1,911,676)
General Electric Co.	(178,536)	(5,203,547)	(438,190)
Genesee & Wyoming, Inc.	(205,308)	(12,235,861)	(2,014,568)
Gentex Corp.	(458,441)	(6,389,727)	(2,636,977)
Genworth Financial, Inc.	(133,173)	(377,973)	(129,416)
Global Payments, Inc.	(30,710)	(2,137,204)	5,623
Graco, Inc.	(93,985)	(6,895,336)	(913,877)
Granite Construction, Inc.	(24,311)	(1,124,331)	(212,774)
Greif, Inc.	(14,342)	(543,204)	(192,684)
Guidewire Software, Inc.	(67,283)	(3,903,290)	584,220
H&R Block, Inc.	(174,675)	(4,005,449)	(10,329)
Hain Celestial Group, Inc. (The)	(103,938)	(3,729,091)	(327,609)
Halyard Health, Inc.	(125,577)	(3,424,761)	(1,219,077)
Hancock Holding Co.	(188,295)	(4,517,743)	(3,597,772)
Hanesbrands, Inc.	(631,705)	(16,241,605)	2,615,729
Harley-Davidson, Inc.	(22,652)	(1,143,007)	(178,510)
Harris Corp.	(44,507)	(3,748,259)	(812,373)
HEICO Corp.	(36,535)	(2,579,264)	(239,411)
Helmerich & Payne, Inc.	(95,835)	(5,983,418)	(1,434,211)
Henry Schein, Inc.	(59,536)	(9,471,514)	439,308
Hess Corp.	(100,521)	(5,389,865)	(871,589)
Hexcel Corp.	(281,171)	(11,254,786)	(3,208,650)
Hilton Worldwide Holdings, Inc.	(52,230)	(1,265,248)	(155,408)
HollyFrontier Corp.	(43,224)	(1,259,673)	(156,345)
Hormel Foods Corp.	(330,079)	(12,410,589)	920,539
Huntington Bancshares, Inc.	(261,295)	(2,503,808)	(950,512)
IDEX Corp.	(17,332)	(1,581,607)	20,687
IDEXX Laboratories, Inc.	(40,300)	(2,760,147)	(1,965,834)
IHS Markit Ltd.	(132,483)	(4,702,742)	11,519

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Illumina, Inc.	(162,035)	$(23,091,424)	$2,344,462
Incyte Corp.	(10,236)	(902,187)	(124,177)
Intel Corp.	(165,497)	(5,646,074)	(356,502)
International Business Machines Corp.	(23,964)	(3,117,373)	(860,411)
International Flavors & Fragrances, Inc.	(85,045)	(10,661,965)	641,113
Ionis Pharmaceuticals, Inc.	(70,582)	(3,327,610)	(48,327)
IPG Photonics Corp.	(100,440)	(8,424,667)	(1,489,765)
j2 Global, Inc.	(97,487)	(6,427,348)	(1,547,088)
Janus Capital Group, Inc.	(213,560)	(3,130,981)	297,039
JB Hunt Transport Services, Inc.	(123,351)	(9,727,837)	(2,245,845)
JC Penney Co., Inc.	(404,878)	(3,571,514)	206,977
KeyCorp	(81,099)	(948,784)	(532,895)
Keysight Technologies, Inc.	(48,003)	(1,488,087)	(267,382)
KLX, Inc.	(299,382)	(9,558,244)	(3,946,878)
Knowles Corp.	(428,081)	(5,610,396)	(1,542,837)
Kosmos Energy Ltd.	(769,361)	(4,195,766)	(1,197,454)
L Brands, Inc.	(19,402)	(1,429,716)	152,288
Lam Research Corp.	(8,479)	(850,988)	(45,497)
Landstar System, Inc.	(45,340)	(2,885,426)	(982,076)
Laredo Petroleum, Inc.	(338,513)	(4,203,675)	(582,899)
Las Vegas Sands Corp.	(12,342)	(619,449)	(39,738)
Lennar Corp.	(642)	(26,624)	(937)
Leucadia National Corp.	(72,785)	(1,337,722)	(354,529)
Liberty Interactive Corp. QVC Group	(45,858)	(961,605)	45,362
LifePoint Health, Inc.	(89,773)	(5,150,781)	51,674
Lions Gate Entertainment Corp., Class A	(193,292)	(3,956,242)	(1,243,313)
Lions Gate Entertainment Corp., Class B	(193,291)	(3,956,201)	(787,160)
LivaNova plc	(69,784)	(3,101,959)	(36,227)
Loews Corp.	(61,570)	(2,239,917)	(643,407)
LPL Financial Holdings, Inc.	(195,043)	(5,187,843)	(1,679,621)
Lululemon Athletica, Inc.	(41,100)	(2,329,245)	(341,844)
Manhattan Associates, Inc.	(12,736)	(659,777)	(15,613)
Manitowoc Foodservice, Inc.	(349,457)	(2,200,144)	(4,554,860)
Marathon Oil Corp.	(631,466)	(9,464,381)	(1,466,296)
Markel Corp.	(1,042)	(894,323)	(48,166)
Marriott International, Inc.	(25,480)	(2,160,276)	53,589
Marsh & McLennan Cos., Inc.	(264,616)	(14,672,666)	(3,212,730)
Mattel, Inc.	(75,644)	(2,305,827)	221,835
MAXIMUS, Inc.	(114,636)	(6,156,025)	(239,517)
McCormick & Co., Inc.	(89,702)	(8,148,331)	(223,557)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
McDonald’s Corp.	(32,117)	$(4,023,866)	$114,584
MDC Holdings, Inc.	(37,033)	(697,288)	(252,979)
MDU Resources Group, Inc.	(201,201)	(4,656,833)	(1,131,720)
Mead Johnson Nutrition Co.	(16,499)	(1,220,983)	53,514
MEDNAX, Inc.	(316,788)	(21,032,982)	(84,106)
Mercury General Corp.	(51,427)	(2,660,799)	(435,620)
Mettler-Toledo International, Inc.	(10,537)	(3,259,963)	(1,150,404)
Microchip Technology, Inc.	(322,503)	(15,941,147)	(4,747,420)
Microsemi Corp.	(225,442)	(7,970,822)	(4,196,283)
Middleby Corp. (The)	(141,003)	(13,401,072)	(4,761,524)
Molina Healthcare, Inc.	(46,605)	(2,565,305)	36,518
Mondelez International, Inc.	(21,066)	(874,283)	(59,572)
Moody’s Corp.	(16,107)	(1,483,224)	(35,182)
Mosaic Co. (The)	(482,832)	(12,767,880)	(1,393,582)
Murphy Oil Corp.	(69,000)	(2,144,226)	(3,744)
Mylan NV	(82,827)	(3,142,175)	(17,675)
National Fuel Gas Co.	(91,728)	(4,721,405)	(474,069)
National Instruments Corp.	(278,719)	(7,802,642)	(787,477)
National Oilwell Varco, Inc.	(74,078)	(2,363,609)	(409,872)
Navient Corp.	(216,413)	(2,275,767)	(1,279,899)
NetApp, Inc.	(82,985)	(2,782,548)	(144,333)
Netflix, Inc.	(61,486)	(5,845,597)	(1,766,369)
NetScout Systems, Inc.	(474,262)	(11,230,518)	(3,708,735)
NeuStar, Inc.	(134,193)	(3,349,427)	(1,132,619)
New Jersey Resources Corp.	(92,237)	(3,178,116)	(96,298)
Newell Brands, Inc.	(240,608)	(11,214,768)	471,621
NewMarket Corp.	(9,293)	(3,218,100)	(720,645)
NextEra Energy, Inc.	(250,564)	(30,661,746)	729,370
Nielsen Holdings plc	(182,090)	(8,295,761)	657,086
NIKE, Inc.	(91,449)	(4,624,379)	(23,973)
Noble Corp. plc	(1,302,754)	(7,749,938)	37,634
Noble Energy, Inc.	(57,944)	(1,746,296)	(459,053)
Nordson Corp.	(50,094)	(2,958,319)	(2,654,714)
Nordstrom, Inc.	(38,917)	(1,883,478)	18,187
Norwegian Cruise Line Holdings Ltd.	(192,760)	(8,425,673)	227,590
NuVasive, Inc.	(61,636)	(3,967,665)	(184,136)
NVIDIA Corp.	(61,979)	(4,859,363)	(1,756,275)
Occidental Petroleum Corp.	(29,620)	(2,110,730)	897
OGE Energy Corp.	(680,948)	(19,334,333)	(3,443,378)
Oil States International, Inc.	(68,377)	(2,182,382)	(484,321)
Old Dominion Freight Line, Inc.	(69,256)	(4,763,420)	(1,178,052)
Olin Corp.	(605,494)	(12,912,325)	(2,594,377)
ON Semiconductor Corp.	(50,686)	(655,906)	9,153

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
OneMain Holdings, Inc.	(71,948)	$(2,008,621)	$415,692
ONEOK, Inc.	(284,742)	(10,023,070)	(6,323,969)
OPKO Health, Inc.	(919,081)	(9,145,135)	597,681
Oracle Corp.	(69,555)	(2,660,178)	(14,212)
O’Reilly Automotive, Inc.	(16,859)	(4,446,232)	(247,483)
Owens & Minor, Inc.	(133,025)	(4,780,481)	86,029
Owens-Illinois, Inc.	(339,904)	(6,077,569)	159,840
PacWest Bancorp	(118,315)	(4,556,633)	(1,884,435)
Palo Alto Networks, Inc.	(84,702)	(11,691,591)	1,099,606
Pandora Media, Inc.	(1,428,337)	(14,815,203)	(3,810,311)
Panera Bread Co.	(33,300)	(6,655,407)	(174,090)
PAREXEL International Corp.	(100,941)	(6,303,684)	(330,159)
Parsley Energy, Inc.	(157,161)	(5,283,492)	(254,862)
Patterson Cos., Inc.	(229,636)	(10,213,530)	791,565
Paychex, Inc.	(137,002)	(7,121,099)	(1,219,583)
PBF Energy, Inc.	(89,764)	(1,957,348)	(545,272)
Penske Automotive Group, Inc.	(128,359)	(5,086,591)	(1,567,540)
People’s United Financial, Inc.	(265,549)	(4,481,849)	(659,179)
Perrigo Co. plc	(109,002)	(11,999,952)	2,927,715
Phillips 66	(33,855)	(2,685,268)	(240,142)
Pinnacle Foods, Inc.	(167,116)	(8,084,436)	(847,914)
Platform Specialty Products Corp.	(1,215,160)	(8,407,700)	(3,513,020)
Polaris Industries, Inc.	(4,155)	(372,592)	30,261
PPL Corp.	(139,015)	(4,846,371)	112,910
Praxair, Inc.	(78,765)	(8,210,029)	(1,020,442)
Premier, Inc.	(145,108)	(4,627,130)	221,651
Prestige Brands Holdings, Inc.	(60,162)	(2,940,710)	(193,730)
Priceline Group, Inc. (The)	(4,676)	(6,119,500)	(735,797)
Primerica, Inc.	(140,027)	(7,616,049)	(2,066,818)
Principal Financial Group, Inc.	(90,010)	(3,478,439)	(1,729,540)
Prosperity Bancshares, Inc.	(104,150)	(4,572,929)	(2,902,958)
PTC, Inc.	(53,474)	(2,343,252)	(130,990)
PulteGroup, Inc.	(411,046)	(7,497,246)	(57,779)
Quest Diagnostics, Inc.	(4,848)	(293,546)	(151,985)
Regal Entertainment Group	(137,964)	(2,911,299)	69,241
Regeneron Pharmaceuticals, Inc.	(12,589)	(5,221,205)	599,909
RenaissanceRe Holdings Ltd.	(35,668)	(4,109,327)	(749,368)
ResMed, Inc.	(162,843)	(9,570,229)	(534,179)
Restoration Hardware Holdings, Inc.	(345,281)	(10,722,263)	122,137
Robert Half International, Inc.	(103,708)	(4,253,577)	(805,299)
Rockwell Automation, Inc.	(8,585)	(1,142,470)	(11,354)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Rockwell Collins, Inc.	(207,190)	$(17,191,555)	$(2,027,389)
Rollins, Inc.	(27,485)	(861,375)	(67,068)
Roper Technologies, Inc.	(79,610)	(13,864,806)	(710,193)
Royal Caribbean Cruises Ltd.	(67,455)	(4,825,447)	(708,562)
Royal Gold, Inc.	(61,596)	(4,748,427)	846,321
RPC, Inc.	(234,720)	(3,756,649)	(893,155)
Ryder System, Inc.	(29,183)	(2,147,229)	(25,154)
Sabre Corp.	(505,946)	(13,626,267)	1,002,914
salesforce.com, Inc.	(110,565)	(8,083,734)	514,454
Sally Beauty Holdings, Inc.	(151,368)	(4,309,477)	310,334
SBA Communications Corp.	(66,776)	(5,922,289)	(973,000)
Schlumberger Ltd.	(39,909)	(3,054,841)	(295,519)
Scotts Miracle-Gro Co. (The)	(51,756)	(4,395,124)	(550,162)
Scripps Networks Interactive, Inc.	(4,043)	(247,438)	(41,111)
Seagate Technology plc	(98,398)	(3,765,478)	9,627
Seattle Genetics, Inc.	(138,333)	(4,448,780)	(2,851,053)
Sempra Energy	(201,522)	(20,945,314)	664,140
Sensata Technologies Holding NV	(333,700)	(11,585,977)	(1,411,638)
Sensient Technologies Corp.	(7,782)	(561,414)	(50,095)
ServiceNow, Inc.	(93,345)	(6,712,373)	(226,894)
Signet Jewelers Ltd.	(118,771)	(10,385,969)	(809,386)
Silgan Holdings, Inc.	(53,431)	(2,685,269)	(49,330)
Silicon Laboratories, Inc.	(22,127)	(887,098)	(551,157)
Sirius XM Holdings, Inc.	(2,944,085)	(10,931,452)	(2,169,727)
Six Flags Entertainment Corp.	(174,808)	(8,842,573)	(1,638,915)
Skyworks Solutions, Inc.	(98,951)	(6,788,652)	(599,030)
Snap-on, Inc.	(8,757)	(1,475,012)	(24,799)
Snyder’s-Lance, Inc.	(267,546)	(9,284,369)	(973,345)
Sotheby’s	(61,832)	(1,617,245)	(847,379)
Southern Co. (The)	(534,485)	(26,267,974)	(23,344)
Spectrum Brands Holdings, Inc.	(24,151)	(2,741,543)	(212,849)
Spirit Airlines, Inc.	(46,733)	(1,909,022)	(794,949)
Splunk, Inc.	(158,380)	(5,589,408)	(2,511,729)
Sprouts Farmers Market, Inc.	(669,498)	(14,916,075)	2,249,173
SS&C Technologies Holdings, Inc.	(490,917)	(15,189,631)	1,149,404
Starbucks Corp.	(95,665)	(5,284,360)	(26,961)
Stericycle, Inc.	(255,303)	(25,590,734)	5,922,190
STERIS plc	(107,011)	(7,402,122)	190,651
Stifel Financial Corp.	(78,597)	(2,837,076)	(1,088,844)
Stryker Corp.	(58,896)	(6,727,233)	(329,097)
SunPower Corp.	(119,681)	(1,781,639)	990,548
SVB Financial Group	(66,336)	(6,790,629)	(4,596,608)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Sysco Corp.	(21,636)	$(1,151,255)	$(46,730)
T Rowe Price Group, Inc.	(62,290)	(4,278,332)	(409,613)
Tableau Software, Inc.	(67,443)	(3,391,111)	548,389
Targa Resources Corp.	(119,859)	(5,588,373)	(1,132,121)
Target Corp.	(9,913)	(759,571)	43,555
TE Connectivity Ltd.	(19,985)	(1,382,359)	(2,201)
Tempur Sealy International, Inc.	(99,084)	(6,804,557)	39,102
Tenet Healthcare Corp.	(202,933)	(4,693,808)	1,682,283
Tesla Motors, Inc.	(18,308)	(3,372,168)	(540,069)
Thomson Reuters Corp.	(376)	(15,427)	(1,034)
Tiffany & Co.	(228,671)	(15,053,677)	(2,652,319)
Tractor Supply Co.	(146,051)	(10,869,438)	(202,688)
TransDigm Group, Inc.	(102,363)	(19,904,310)	(5,579,983)
Transocean Ltd.	(531,114)	(5,624,834)	(2,203,786)
TreeHouse Foods, Inc.	(226,811)	(18,990,003)	2,616,517
Trinity Industries, Inc.	(287,473)	(7,523,887)	(456,364)
TripAdvisor, Inc.	(123,153)	(6,477,483)	766,878
Triumph Group, Inc.	(72,969)	(2,060,812)	127,134
Trustmark Corp.	(47,118)	(1,268,861)	(410,896)
Tupperware Brands Corp.	(50,022)	(2,823,320)	191,162
Twenty-First Century Fox, Inc.	(279,582)	(7,047,930)	(791,549)
Tyler Technologies, Inc.	(75,716)	(11,039,186)	229,213
U.S. Bancorp	(4,749)	(239,945)	(4,011)
Ultimate Software Group, Inc. (The)	(58,258)	(9,385,881)	(1,237,465)
United Natural Foods, Inc.	(93,326)	(3,290,436)	(1,163,080)
USG Corp.	(226,250)	(4,533,275)	(2,000,825)
Valley National Bancorp	(814,182)	(7,502,111)	(1,974,968)
Varian Medical Systems, Inc.	(120,054)	(9,870,535)	(907,914)
Veeva Systems, Inc.	(70,883)	(2,151,795)	(733,143)
VeriFone Systems, Inc.	(265,417)	(4,481,679)	(224,164)
VeriSign, Inc.	(49,988)	(3,880,309)	77,721
Verisk Analytics, Inc.	(102,127)	(6,921,147)	(1,368,502)
Verizon Communications, Inc.	(13,379)	(673,905)	(40,266)
VF Corp.	(79,071)	(4,624,837)	406,400
Viacom, Inc.	(150,335)	(6,078,153)	801,395
ViaSat, Inc.	(54,162)	(3,928,429)	341,821
VMware, Inc.	(16,518)	(1,012,761)	(287,701)
WABCO Holdings, Inc.	(17,892)	(1,874,154)	(25,082)
Wabtec Corp.	(128,920)	(8,775,487)	(1,927,451)
Walt Disney Co. (The)	(83,050)	(7,881,106)	(774,365)
Waters Corp.	(4,805)	(759,787)	114,043
Weatherford International plc	(2,580,965)	(14,706,133)	1,827,117
Webster Financial Corp.	(84,811)	(3,251,568)	(1,351,974)
WEC Energy Group, Inc.	(335,010)	(19,284,900)	(363,436)
Wendy’s Co. (The)	(494,446)	(4,998,391)	(1,686,519)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Werner Enterprises, Inc.	(44,122)	$(1,203,884)	$14,796
Western Alliance Bancorp	(54,040)	(2,280,410)	(351,878)
Western Digital Corp.	(47,551)	(2,741,364)	(489,726)
Western Union Co. (The)	(457,722)	(7,830,788)	(2,110,933)
WestRock Co.	(36,396)	(1,588,154)	(259,671)
WEX, Inc.	(17,263)	(1,855,877)	(70,674)
WGL Holdings, Inc.	(19,274)	(1,340,452)	(129,769)
Whiting Petroleum Corp.	(842,168)	(6,814,416)	(3,308,444)
Whole Foods Market, Inc.	(327,381)	(9,801,912)	(268,328)
Williams Cos., Inc. (The)	(160,394)	(4,200,023)	(794,646)
Williams-Sonoma, Inc.	(125,408)	(6,601,086)	532,593
Willis Towers Watson plc	(30,109)	(3,710,540)	28,811
WisdomTree Investments, Inc.	(1,559,266)	(16,887,879)	(482,344)
Workday, Inc.	(195,172)	(11,506,737)	(1,392,181)
WPX Energy, Inc.	(190,018)	(2,737,077)	(31,485)
WR Berkley Corp.	(84,983)	(4,754,826)	(897,393)
WW Grainger, Inc.	(26,025)	(5,667,692)	(376,614)
Wynn Resorts Ltd.	(10,902)	(1,077,686)	134,554
Yahoo!, Inc.	(108,477)	(3,389,586)	(805,220)
Yelp, Inc.	(66,871)	(2,326,882)	(222,909)
Zayo Group Holdings, Inc.	(51,169)	(1,505,657)	(175,756)
Zebra Technologies Corp.	(93,925)	(5,640,089)	(2,414,919)
Zillow Group, Inc.	(336,382)	(9,713,354)	(2,554,498)
Zimmer Biomet Holdings, Inc.	(25,554)	(2,717,970)	80,797
Zions Bancorp	(245,057)	(5,602,571)	(4,944,682)
Zoetis, Inc.	(169,125)	(8,494,075)	(559,186)

			(250,490,678)

Total of Short Equity Positions			(253,427,240)

Total of Long and Short Equity Positions			122,285,820

Net Cash and Other Receivables/ (Payables) (b)			8,920,572

Swaps, at Value			$131,206,392

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
JPMC	The Fund receives the total return on a portfolio of long and short positions and pays or receives the Stockholm Interbank Offered Rate plus or minus a specified spread, which is denominated in SEK based on the local currencies of the positions within the swap.	50-61 months maturity 01/14/2021	$2,877,854

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2016.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
Sweden
BillerudKorsnas AB	95,037	$1,452,366	$139,326
Boliden AB	295,744	4,233,236	3,448,714
Electrolux AB	578,941	11,700,080	2,635,096
Fingerprint Cards AB	84,368	917,713	(338,719)
Husqvarna AB	599,161	3,650,547	998,403
NCC AB	120,023	2,987,375	(22,665)
Nibe Industrier AB	50,158	367,719	26,699
Saab AB	26,152	803,171	172,142
Securitas AB	227,516	3,183,992	384,789
Skanska AB	230,143	3,942,269	1,476,307
SSAB AB	299,765	1,011,596	120,567
Svenska Cellulosa AB SCA	246,248	6,533,681	397,344
Swedish Match AB	233,230	7,414,162	(14,241)
Swedish Orphan Biovitrum AB	22,434	252,750	9,195

			9,432,957

Total of Long Equity Positions			9,432,957

Short Positions

Common Stocks
Luxembourg
Millicom International Cellular SA	(39,237)	(1,738,858)	66,797

Sweden
Alfa Laval AB	(249,461)	(3,770,674)	(344,277)
Assa Abloy AB	(67,886)	(1,227,014)	(29,124)
Atlas Copco AB	(144,219)	(2,834,895)	(1,540,214)
Axfood AB	(35,795)	(588,162)	26,073
Elekta AB	(103,636)	(741,098)	(173,862)
Getinge AB	(41,195)	(760,102)	100,035
Hennes & Mauritz AB	(491,688)	(14,377,874)	747,735
Hexagon AB	(116,671)	(3,531,032)	(624,315)
Hexpol AB	(80,041)	(706,717)	(33,223)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Sweden (continued)
ICA Gruppen AB	(6,351)	$(190,451)	$(2,859)
Modern Times Group MTG AB	(49,118)	(1,205,198)	(246,596)
Nordea Bank AB	(100,179)	(849,342)	(260,704)
Sandvik AB	(312,840)	(2,248,189)	(1,611,029)
Skandinaviska Enskilda Banken AB	(498,462)	(4,231,438)	(977,586)
SKF AB	(29,593)	(526,198)	(16,424)
Svenska Handelsbanken AB	(321,913)	(3,728,830)	(729,812)
Tele2 AB	(786,708)	(6,379,664)	89,157
Telefonaktiebolaget LM Ericsson	(550,810)	(3,157,463)	(70,819)
Telia Co. AB	(233,085)	(877,238)	(59,109)
Trelleborg AB	(306)	(6,072)	63
Volvo AB	(245,748)	(1,994,397)	(866,604)

			(6,623,494)

Total of Short Equity Positions			(6,556,697)

Total of Long and Short Equity Positions			2,876,260

Net Cash and Other Receivables/ (Payables) (b)			1,594

Swaps, at Value			$2,877,854

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
JPMC	The Fund receives the total return on a portfolio of long and short positions and pays or receives the EURIBOR plus or minus a specified spread, which is denominated in EUR based on the local currencies of the positions within the swap.	49-55 months maturity 01/14/2021	$(272,234)

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long positions and related values within the total return basket swap as of December 31, 2016.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
Austria
Conwert Immobilien Invest SE	374,677	$6,483,930	$(110,365)

Germany
KUKA AG	44,991	5,105,952	332,337
Linde AG	37,935	6,339,166	(116,398)

			215,939

Netherlands
Delta Lloyd NV	60,015	336,342	(906)

Total of Long Equity Positions			104,668

Net Cash and Other Receivables/ (Payables) (b)			(376,902)

Swaps, at Value			$(272,234)

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
JPMC	The Fund receives the total return on a portfolio of long and short positions and pays or receives the LIBOR plus or minus a specified spread, which is denominated in CHF based on the local currencies of the positions within the swap.	50-59 months maturity 01/14/2021	$787,828

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long positions and related values within the total return basket swap as of December 31, 2016.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
Switzerland
Actelion Ltd.	33,269	$6,405,459	$784,258
Syngenta AG	2,883	1,145,909	(6,827)

			777,431

Total of Long Equity Positions			777,431

Net Cash and Other Receivables/ (Payables) (b)			10,397

Swaps, at Value			$787,828

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
JPMC	The Fund receives the total return on a portfolio of long and short positions and pays or receives the LIBOR plus or minus a specified spread, which is denominated in USD based on the local currencies of the positions within the swap.	49-61 months maturity 01/14/2021	$8,169,715

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2016.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
Canada
Agrium, Inc.	119,703	$11,914,487	$121,650

Netherlands
NXP Semiconductors NV	393,687	39,132,208	(546,945)

United States
Alere, Inc.	298,459	15,879,965	(4,249,018)
Allied World Assurance Co. Holdings AG	59,005	3,032,959	136,199
American Capital Ltd.	202,682	3,262,284	369,777
Apollo Education Group, Inc.	383,521	3,247,731	549,127
Applied Micro Circuits Corp.	645,171	5,317,687	4,974
B/E Aerospace, Inc.	620,435	36,713,362	630,621
Bats Global Markets, Inc.	803,705	24,903,011	2,029,143
Brocade Communications Systems, Inc.	2,654,293	32,794,733	357,387
Cabela’s, Inc.	12,337	767,059	(44,727)
Cardinal Financial Corp.	296,199	7,924,690	1,787,675
Centene Corp.	2	114	(1)
Chemtura Corp.	690,312	22,585,335	333,023
Cigna Corp.	339,916	46,964,998	(1,623,603)
CLARCOR, Inc.	105,115	8,665,325	3,509
CST Brands, Inc.	126,086	6,053,896	17,145
Dell Technologies, Inc. Class V	22,381	227,526	1,002,758
EI du Pont de Nemours & Co.	4	298	(4)
Empire District Electric Co. (The)	59,142	1,989,548	26,603
Endurance Specialty Holdings Ltd.	423,100	38,794,221	300,219
Envision Healthcare Corp.	272	18,462	(1,247)
Equity One, Inc.	567,052	16,992,614	410,212

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
EverBank Financial Corp.	318,800	$6,160,567	$40,093
G&K Services, Inc.	7,543	715,326	12,196
Genworth Financial, Inc.	1,190,243	5,565,198	(1,030,373)
Harman International Industries, Inc.	288,926	31,698,828	418,186
Headwaters, Inc.	619,243	14,633,989	(69,393)
Humana, Inc.	181,795	30,249,627	6,842,007
Inteliquent, Inc.	172,966	3,920,966	43,415
Intersil Corp.	676,084	14,869,417	207,256
Intralinks Holdings, Inc.	72,596	983,706	(2,208)
InvenSense, Inc.	602,724	7,704,879	3,961
Isle of Capri Casinos, Inc.	288,966	6,399,029	735,542
Joy Global, Inc.	379,066	10,568,438	45,410
Lattice Semiconductor Corp.	710,718	5,360,023	(129,139)
Level 3 Communications, Inc.	300,621	16,959,777	(16,778)
LifeLock, Inc.	480,948	11,478,209	26,067
Linear Technology Corp.	278,699	16,488,098	888,785
Mentor Graphics Corp.	663,772	24,254,754	231,795
Mid-America Apartment Communities, Inc.	400	36,885	2,283
Monsanto Co.	160,887	16,657,703	269,218
NeuStar, Inc.	105,060	3,481,034	27,970
NorthStar Realty Finance Corp.	108,991	1,608,578	42,635
PrivateBancorp, Inc.	341,885	15,682,378	2,844,370
Quintiles IMS Holdings, Inc.	1	74	3
Reynolds American, Inc.	114,565	6,270,750	149,473
Rite Aid Corp.	1,599,726	12,291,225	890,517
Shire plc, ADR	2	300	41
Spectra Energy Corp.	307,508	12,964,844	(329,340)
St. Jude Medical, Inc.	435,421	34,162,593	753,817
Stillwater Mining Co.	984,339	17,091,337	(1,233,636)
Team Health Holdings, Inc.	610,350	25,858,773	660,934
Time Warner, Inc.	263,466	23,066,968	2,365,405

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Valspar Corp. (The)	179,085	$19,177,726	$(622,729)
Vascular Solutions, Inc.	31,400	1,755,116	6,424
WCI Communities, Inc.	275,705	6,419,393	45,890
Westar Energy, Inc.	418,629	23,465,798	123,946
Western Refining, Inc.	556,155	20,986,991	63,476
WhiteWave Foods Co. (The)	241,944	13,280,450	171,637
Yadkin Financial Corp.	116,334	3,106,430	879,172

			17,398,100

Total of Long Equity Positions			16,972,805

Short Positions

Common Stocks
Canada
Enbridge, Inc.	(302,588)	(13,200,705)	455,698
Potash Corp. of Saskatchewan, Inc.	(667,354)	(11,975,460)	(96,974)
Waste Connections, Inc.	(8,969)	(554,620)	(150,254)

			208,470

United States
Abbott Laboratories	(379,165)	(15,205,111)	641,383
Adient plc	(155)	(7,145)	(1,938)
Aetna, Inc.	(152,253)	(16,019,150)	(2,861,745)
Analog Devices, Inc.	(64,687)	(4,040,487)	(657,083)
Anthem, Inc.	(175,125)	(24,061,666)	(1,116,055)
Ares Capital Corp.	(97,814)	(1,452,853)	(160,100)
AT&T, Inc.	(297,931)	(10,942,214)	(1,728,791)
Ball Corp.	(10,150)	(696,290)	(65,671)
Cavium, Inc.	(1)	(47)	(16)
CBOE Holdings, Inc.	(257,266)	(17,432,409)	(1,576,976)
CenturyLink, Inc.	(429,467)	(11,048,740)	836,015
Chemical Financial Corp.	(4,886)	(185,165)	(79,510)
Colony Capital, Inc.	(81,727)	(1,640,868)	(14,104)
Diebold Nixdorf, Inc.	(36,127)	(910,762)	2,168
Eldorado Resorts, Inc.	(198,717)	(2,786,619)	(581,635)
FNB Corp.	(251,282)	(3,157,732)	(870,318)
Global Payments, Inc.	(1)	(69)	–

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Great Plains Energy, Inc.	(86,397)	$(2,534,221)	$171,263
Johnson Controls International plc	(1,547)	(60,854)	(2,867)
MACOM Technology Solutions Holdings, Inc.	(70,259)	(3,244,559)	(7,027)
Praxair, Inc.	(58,420)	(6,871,154)	24,915
Regency Centers Corp.	(255,173)	(17,130,192)	(463,986)
Rockwell Collins, Inc.	(141,312)	(11,787,712)	(1,320,390)
Tesoro Corp.	(228,811)	(19,984,337)	(25,185)
United Bankshares, Inc.	(210,457)	(8,112,802)	(1,620,834)

			(11,478,487)

Total of Short Equity Positions			(11,270,017)

Total of Long and Short Equity Positions			5,702,788

Net Cash and Other Receivables/ (Payables) (b)			2,466,927

Swaps, at Value			$8,169,715

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
JPMC	The Fund receives the total return on a portfolio of long and short positions and pays or receives the Canadian Offered Rate plus or minus a specified spread, which is denominated in CAD based on the local currencies of the positions within the swap.	49-59 months maturity 01/14/2021	$(1,170,014)

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2016.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
Canada
Manitoba Telecom Services, Inc.	47,839	$1,325,978	$26,547

Short Positions

Common Stocks
Canada
BCE, Inc.	(14,856)	(669,125)	27,041
Canadian Imperial Bank of Commerce	(125,028)	(9,383,477)	(818,785)
Fairfax Financial Holdings Ltd.	(5,399)	(2,417,683)	(190,034)
Fortis, Inc.	(1)	(29)	(2)
Kirkland Lake Gold Ltd.	(5)	(31)	5

			(981,775)

Total of Short Equity Positions			(981,775)

Total of Long and Short Equity Positions			(955,228)

Net Cash and Other Receivables/ (Payables) (b)			(214,786)

Swaps, at Value			$(1,170,014)

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
JPMC	The Fund receives the total return on a portfolio of long and short positions and pays or receives the LIBOR plus or minus a specified spread, which is denominated in GBP based on the local currencies of the positions within the swaps.	52 months maturity 01/14/2021	$117,481

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual short positions and related values within the total return basket swap as of December 31, 2016.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Short Positions

Common Stocks
United Kingdom
British American Tobacco plc	(63,034)	$(3,690,519)	$118,040

Net Cash and Other Receivables/ (Payables) (b)			(559)

Swaps, at Value			$117,481

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
JPMC	The Fund receives the total return on a portfolio of long and short positions and pays or receives the LIBOR plus or minus a specified spread, which is denominated in JPY based on the local currencies of the positions within the swap.	50 months maturity 01/14/2021	$48,964

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long positions and related values within the total return basket swap as of December 31, 2016.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
Japan
Calsonic Kansei Corp.	248,000	$3,753,143	$48,047

Net Cash and Other Receivables/ (Payables) (b)			917

Swaps, at Value			$48,964

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
MSIP	The Fund receives the total return on a portfolio of long and short positions and pays or receives the Federal Funds Effective Rate plus or minus a specified spread, which is denominated in USD based on the local currencies of the positions within the swap.	11-25 months maturity 07/27/2017	$(116,266)

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2016.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
United States
Diebold Nixdorf, Inc.	36,359	$1,030,090	$(115,662)

Short Positions

Common Stocks
Canada
Waste Connections, Inc.	(1)	(73)	(6)

United States
Western Digital Corp.	(10)	(480)	(199)

Total of Short Equity Positions			(205)

Total of Long and Short Equity Positions			(115,867)

Net Cash and Other Receivables/ (Payables) (b)			(399)

Swaps, at Value			$(116,266)

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
MSIP	The Fund receives the total return on a portfolio of long and short positions and pays or receives the CAD/USD Overnight Forward FX Swap Rate plus or minus a specified spread, which is denominated in CAD based on the local currencies of the positions within the swap.	11-25 months maturity ranging from 01/12/2017 - 05/22/2018	$168,895

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2016.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
Canada
Manitoba Telecom Services, Inc.	331,600	$9,308,991	$66,153

Short Positions

Common Stocks
Canada
BCE, Inc.	(111,700)	(4,986,013)	158,284
Fortis, Inc.	(309)	(9,445)	(97)

			158,187

Total of Short Equity Positions			158,187

Total of Long and Short Equity Positions			224,340

Net Cash and Other Receivables/ (Payables) (b)			(55,445)

Swaps, at Value			$168,895

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
MSIP	The Fund receives the total return on a portfolio of long and short positions and pays or receives the Federal Funds Effective Rate plus or minus a specified spread, which is denominated in USD based on the local currencies of the positions within the swap.	20 months maturity 01/24/2018	$(71,858)

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swaps

The following table represents the individual short positions and related values within the total return basket swap as of December 31, 2016.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Short Positions

Rights
United States
Leap Wireless International, Inc.(c)	(110,787)	$(279,183)	$(72,565)

Net Cash and Other Receivables/ (Payables) (b)			707

Swaps, at Value(3)			$(71,858)

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.
(c)	Security fair valued as of 12/31/2016 in accordance with procedures approved by the Board of Trustees.
(3)	Level 3 security (See Note 5).

Collateral pledged to, or (received from), each counterparty at December 31, 2016 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ CENTRALLY CLEARED	TOTAL
BANA
Investment Companies	$2,060,000	$—	$2,060,000

BARC
Cash	—	66,215,653	66,215,653

CITG
Cash	—	(6,501,512)	(6,501,512)

CITI
Investment Companies	15,976,378	—	15,976,378

DTBK
Investment Companies	67,190,479	—	67,190,479

GSCO
Cash	—	14,470,665	14,470,665

GSIN
Investment Companies	54,588,628	—	54,588,628

JPMC
Investment Companies	546,515,000	—	546,515,000

JPMS
Cash	—	13,041,940	13,041,940

MSCL
Cash	—	1,729,259	1,729,259

MSIP
Investment Companies	79,430,092	—	79,430,092

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR MULTI-STRATEGY ALTERNATIVE FUND

Collateral pledged to, or (received from), each counterparty for the Subsidiary (See Note 2) at December 31, 2016 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ CENTRALLY CLEARED	TOTAL
CITI
Investment Companies	$4,044,361	$—	$4,044,361

GSCO
Cash	—	3,690,007	3,690,007

GSIN
Cash	1,440,000	—	1,440,000

JPPC
Cash	—	3,703,120	3,703,120

MACQ
Investment Companies	3,400,000	—	3,400,000

MLIN
Investment Companies	5,080,000	—	5,080,000

MSCL
Cash	—	3,249,923	3,249,923
U.S. Treasury Bills	—	13,486,703	13,486,703

SOCG
Investment Companies	1,570,000	—	1,570,000

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR RISK-BALANCED COMMODITIES STRATEGY FUND

INVESTMENTS	SHARES	VALUE
SHORT-TERM INVESTMENTS - 88.4%

INVESTMENT COMPANIES - 47.2%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Shares, 0.36% (a)(b)	2,249,297	$2,249,297
Dreyfus Treasury & Agency Cash Management, Class I, 0.39% (a)(b)	8,997,188	8,997,188
J.P. Morgan U.S. Treasury Plus Money Market Fund - IM Shares, 0.41% (a)(b)(c)	73,329,964	73,329,964
UBS Money Series - UBS Select Treasury Preferred Fund, Class I, 0.39% (a)(b)	11,246,485	11,246,485

TOTAL INVESTMENT COMPANIES (Cost $95,822,934)		95,822,934

	PRINCIPAL AMOUNT
U.S. TREASURY OBLIGATIONS - 41.2%
U.S. Treasury Bills
0.34%, 1/5/2017 (d)	$1,130,000	1,129,977
0.43%, 1/19/2017 (d)	5,960,000	5,958,903
0.44%, 2/9/2017 (b)(d)	19,901,000	19,891,846
0.45%, 2/16/2017 (d)	1,587,000	1,586,146
0.45%, 2/23/2017 (d)	7,495,000	7,490,001
0.42%, 3/30/2017 (d)	3,340,000	3,336,019
0.48%, 4/27/2017 (d)	2,384,000	2,379,866
0.50%, 5/4/2017 (d)	2,731,000	2,725,584
0.63%, 5/18/2017 (b)(d)	30,438,000	30,368,845

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
U.S. TREASURY OBLIGATIONS - 41.2% (continued)
0.61%, 6/1/2017 (b)(d)	$2,737,000	$2,729,933
0.62%, 6/8/2017 (d)	3,680,000	3,670,112
0.65%, 6/15/2017 (d)	2,586,000	2,578,886

TOTAL U.S. TREASURY OBLIGATIONS (Cost $83,843,638)		83,846,118

TOTAL SHORT-TERM INVESTMENTS (Cost $179,666,572)		179,669,052

TOTAL INVESTMENTS IN SECURITIES AT VALUE - 88.4% (Cost $179,666,572)		179,669,052

OTHER ASSETS IN EXCESS OF LIABILITIES - 11.6% (e)		23,549,499

NET ASSETS - 100.0%		$203,218,551

(a)	Represents 7-day effective yield as of 12/31/2016.
(b)	All or a portion represents positions held in the respective Subsidiary (See Note 2).
(c)	All or a portion of the security pledged as collateral for swap contracts.
(d)	The rate shown was the effective yield at the date of purchase.
(e)	Includes appreciation/(depreciation) on futures and swap contracts.

All securities are Level 2 with respect to ASC 820 (See Note 5).

Total return swap contracts outstanding as of December 31, 2016:

Over the Counter

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
CITI	Cocoa March Future^	02/2017	USD	(27,435)	$6,175
SOCG	Cocoa March Future^	02/2017	USD	(472,010)	89,330
MACQ	Cocoa March Future^	02/2017	USD	(474,909)	70,969
CITI	Coffee ‘C’ March Futures^	02/2017	USD	2,843,447	(325,153)
CITI	Coffee ‘C’ March Futures^	02/2017	USD	(511,059)	15,643
SOCG	Coffee ‘C’ March Futures^	02/2017	USD	1,691,930	(252,905)
MACQ	Coffee ‘C’ March Futures^	02/2017	USD	(1,041,583)	174,731
MACQ	Coffee ‘C’ March Futures^	02/2017	USD	1,625,743	(186,718)
CITI	Corn March Futures^	02/2017	USD	1,681,040	(26,640)
SOCG	Corn March Futures^	02/2017	USD	2,419,138	(7,938)
MACQ	Corn March Futures^	02/2017	USD	5,933,372	(19,772)
CITI	Cotton No. 2 March Futures^	02/2017	USD	(747,355)	(2,890)
CITI	Cotton No. 2 March Futures^	02/2017	USD	4,899,568	151,907
SOCG	Cotton No. 2 March Futures^	02/2017	USD	1,711,908	54,342
SOCG	Cotton No. 2 March Futures^	02/2017	USD	(1,088,338)	(1,028)
GSIN	Cotton No. 2 March Futures^	02/2017	USD	216,180	(4,230)
GSIN	Cotton No. 2 March Futures^	02/2017	USD	(108,090)	1,500
MACQ	Cotton No. 2 March Futures^	02/2017	USD	(308,765)	7,830
MACQ	Cotton No. 2 March Futures^	02/2017	USD	308,765	9,160
SOCG	Lean Hogs February Futures^	02/2017	USD	(1,660,553)	(381,073)
SOCG	Lean Hogs February Futures^	02/2017	USD	4,004,794	943,226
GSIN	Lean Hogs February Futures^	02/2017	USD	691,008	49,872

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR RISK-BALANCED COMMODITIES STRATEGY FUND

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
MACQ	Lean Hogs February Futures^	02/2017	USD	754,927	$ 171,173
MACQ	Lean Hogs February Futures^	02/2017	USD	(728,949)	(173,998)
SOCG	Live Cattle February Futures^	02/2017	USD	(591,958)	(59,770)
SOCG	Live Cattle February Futures^	02/2017	USD	884,583	90,237
MACQ	Live Cattle February Futures^	02/2017	USD	2,444,759	247,601
SOCG	Natural Gas February Futures^	02/2017	USD	(1,012,648)	(18,872)
SOCG	Natural Gas January Futures^	01/2017	USD	841,176	(201,544)
SOCG	Natural Gas January Futures^	01/2017	USD	(841,176)	15,372
CITI	Soybean March Futures^	02/2017	USD	5,626,381	(3,981)
SOCG	Soybean March Futures^	02/2017	USD	954,834	(1,034)
MACQ	Soybean March Futures^	02/2017	USD	2,418,362	(8,762)
CITI	Soybean Meal March Futures^	02/2017	USD	63,047	273
CITI	Soybean Meal March Futures^	02/2017	USD	(63,047)	(892)
GSIN	Soybean Meal March Futures^	02/2017	USD	2,769,440	(78,340)
CITI	Soybean Oil March Futures^	02/2017	USD	(2,106,315)	172,287
CITI	Soybean Oil March Futures^	02/2017	USD	2,555,885	(226,733)
SOCG	Soybean Oil March Futures^	02/2017	USD	4,871,221	(420,877)
MACQ	Soybean Oil March Futures^	02/2017	USD	1,955,607	(167,151)
CITI	Wheat March Futures^	02/2017	USD	(2,947,301)	132,101
SOCG	Wheat March Futures^	02/2017	USD	(2,825,346)	50,946
MACQ	Wheat March Futures^	02/2017	USD	(3,023,164)	105,964

					$(9,662)

^	Represents positions held in the respective Subsidiary (See Note 2).

Open futures contracts outstanding at December 31, 2016:

Exchange Traded

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts:
362	GSCO	Brent Crude Futures^	02/2017	$20,219,889	$20,811,380	$591,491
18	MSCL	Cocoa Futures^	03/2017	396,593	382,680	(13,913)
156	MSCL	Coffee ‘C’ Futures^	03/2017	8,904,003	8,017,425	(886,578)
872	MSCL	Corn Futures^	03/2017	15,337,300	15,347,200	9,900
59	MSCL	Cotton No. 2 Futures^	03/2017	2,097,231	2,084,175	(13,056)
191	GSCO	Gas Oil Futures^	03/2017	9,343,743	9,693,250	349,507
295	MSCL	Gasoline RBOB Futures^	02/2017	19,410,985	20,894,496	1,483,511
478	MSCL	Gold 100 OZ Futures^	02/2017	60,824,388	55,051,261	(5,773,127)
142	MSCL	Lean Hogs Futures^	02/2017	3,084,658	3,757,320	672,662
212	MSCL	Live Cattle Futures^	02/2017	9,006,135	9,841,040	834,905
8	JPPC	LME Aluminum Futures^	01/2017	334,934	340,500	5,566
74	JPPC	LME Aluminum Futures^	01/2017	3,084,905	3,131,032	46,127
95	JPPC	LME Aluminum Futures^	01/2017	3,997,358	4,018,928	21,570
35	JPPC	LME Aluminum Futures^	02/2017	1,509,461	1,480,063	(29,398)
3	JPPC	LME Aluminum Futures^	02/2017	132,009	126,816	(5,193)
34	JPPC	LME Aluminum Futures^	02/2017	1,509,333	1,437,112	(72,221)
46	JPPC	LME Aluminum Futures^	02/2017	2,008,013	1,943,972	(64,041)
36	JPPC	LME Aluminum Futures^	02/2017	1,519,438	1,520,775	1,337
43	JPPC	LME Aluminum Futures^	02/2017	1,874,661	1,817,556	(57,105)
35	JPPC	LME Aluminum Futures^	02/2017	1,540,535	1,479,581	(60,954)
34	JPPC	LME Aluminum Futures^	03/2017	1,464,308	1,438,327	(25,981)
22	JPPC	LME Aluminum Futures^	03/2017	944,779	931,233	(13,546)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR RISK-BALANCED COMMODITIES STRATEGY FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts: (continued)
24	JPPC	LME Aluminum Futures^	03/2017	$ 1,035,059	$ 1,016,130	$ (18,929)
1,098	JPPC	LME Aluminum Futures^	03/2017	46,616,077	46,465,988	(150,089)
31	JPPC	LME Aluminum Futures^	03/2017	1,345,882	1,312,075	(33,807)
2	JPPC	LME Copper Futures^	01/2017	238,842	276,112	37,270
2	JPPC	LME Copper Futures^	01/2017	238,655	276,222	37,567
18	JPPC	LME Copper Futures^	01/2017	2,094,344	2,486,281	391,937
66	JPPC	LME Copper Futures^	01/2017	7,809,067	9,119,022	1,309,955
36	JPPC	LME Copper Futures^	01/2017	4,295,754	4,974,588	678,834
47	JPPC	LME Copper Futures^	02/2017	5,802,809	6,497,245	694,436
10	JPPC	LME Copper Futures^	02/2017	1,265,490	1,382,715	117,225
9	JPPC	LME Copper Futures^	02/2017	1,153,305	1,244,515	91,210
13	JPPC	LME Copper Futures^	02/2017	1,749,102	1,797,737	48,635
28	JPPC	LME Copper Futures^	02/2017	4,050,813	3,871,833	(178,980)
16	JPPC	LME Copper Futures^	02/2017	2,184,047	2,212,000	27,953
1	JPPC	LME Copper Futures^	02/2017	140,474	138,278	(2,196)
14	JPPC	LME Copper Futures^	03/2017	2,023,734	1,936,438	(87,296)
322	JPPC	LME Copper Futures^	03/2017	39,893,169	44,554,737	4,661,568
21	JPPC	LME Copper Futures^	03/2017	2,868,924	2,905,612	36,688
2	JPPC	LME Copper Futures^	03/2017	276,956	276,769	(187)
5	JPPC	LME Lead Futures^	01/2017	256,270	250,015	(6,255)
6	JPPC	LME Lead Futures^	01/2017	309,720	300,675	(9,045)
12	JPPC	LME Lead Futures^	01/2017	619,718	601,437	(18,281)
2	JPPC	LME Lead Futures^	02/2017	103,755	100,290	(3,465)
1	JPPC	LME Lead Futures^	02/2017	52,642	50,159	(2,483)
5	JPPC	LME Lead Futures^	02/2017	268,103	250,830	(17,273)
13	JPPC	LME Lead Futures^	02/2017	708,538	652,392	(56,146)
37	JPPC	LME Lead Futures^	02/2017	1,998,842	1,857,234	(141,608)
8	JPPC	LME Lead Futures^	02/2017	435,024	401,692	(33,332)
11	JPPC	LME Lead Futures^	02/2017	603,636	552,373	(51,263)
2	JPPC	LME Lead Futures^	02/2017	109,838	100,439	(9,399)
15	JPPC	LME Lead Futures^	03/2017	892,912	753,656	(139,256)
5	JPPC	LME Lead Futures^	03/2017	288,781	251,319	(37,462)
6	JPPC	LME Lead Futures^	03/2017	347,637	301,632	(46,005)
147	JPPC	LME Lead Futures^	03/2017	7,798,868	7,394,100	(404,768)
3	JPPC	LME Lead Futures^	03/2017	175,817	150,888	(24,929)
2	JPPC	LME Lead Futures^	03/2017	106,431	100,725	(5,706)
8	JPPC	LME Lead Futures^	03/2017	408,320	403,250	(5,070)
2	JPPC	LME Nickel Futures^	01/2017	121,964	119,587	(2,377)
7	JPPC	LME Nickel Futures^	01/2017	432,294	419,139	(13,155)
28	JPPC	LME Nickel Futures^	02/2017	1,757,349	1,677,529	(79,820)
13	JPPC	LME Nickel Futures^	02/2017	916,622	779,204	(137,418)
23	JPPC	LME Nickel Futures^	02/2017	1,544,276	1,378,945	(165,331)
3	JPPC	LME Nickel Futures^	02/2017	199,233	179,898	(19,335)
2	JPPC	LME Nickel Futures^	02/2017	133,626	119,962	(13,664)
14	JPPC	LME Nickel Futures^	02/2017	957,834	839,790	(118,044)
1	JPPC	LME Nickel Futures^	03/2017	67,232	60,012	(7,220)
11	JPPC	LME Nickel Futures^	03/2017	770,595	660,344	(110,251)
4	JPPC	LME Nickel Futures^	03/2017	272,361	240,156	(32,205)
206	JPPC	LME Nickel Futures^	03/2017	13,159,829	12,373,596	(786,233)
6	JPPC	LME Nickel Futures^	03/2017	411,514	360,373	(51,141)
14	JPPC	LME Nickel Futures^	03/2017	897,474	841,277	(56,197)
1	JPPC	LME Nickel Futures^	03/2017	60,722	60,116	(606)
2	JPPC	LME Zinc Futures^	01/2017	116,451	127,929	11,478
7	JPPC	LME Zinc Futures^	02/2017	432,048	449,137	17,089
22	JPPC	LME Zinc Futures^	02/2017	1,361,210	1,411,894	50,684
9	JPPC	LME Zinc Futures^	02/2017	554,860	577,626	22,766
1	JPPC	LME Zinc Futures^	02/2017	64,753	64,203	(550)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR RISK-BALANCED COMMODITIES STRATEGY FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts: (continued)
5	JPPC	LME Zinc Futures^	02/2017	$ 319,565	$ 321,031	$ 1,466
2	JPPC	LME Zinc Futures^	02/2017	130,563	128,413	(2,150)
18	JPPC	LME Zinc Futures^	03/2017	1,225,844	1,156,671	(69,173)
167	JPPC	LME Zinc Futures^	03/2017	10,056,075	10,746,450	690,375
6	JPPC	LME Zinc Futures^	03/2017	412,455	386,101	(26,354)
22	JPPC	LME Zinc Futures^	03/2017	1,424,103	1,416,212	(7,891)
35	MSCL	Natural Gas Futures^	02/2017	1,252,946	1,289,400	36,454
291	MSCL	Silver Futures^	03/2017	26,602,169	23,263,995	(3,338,174)
301	MSCL	Soybean Futures^	03/2017	15,114,827	15,110,200	(4,627)
319	MSCL	Soybean Meal Futures^	03/2017	10,011,727	10,099,540	87,813
417	MSCL	Soybean Oil Futures^	03/2017	9,487,647	8,671,932	(815,715)
584	MSCL	Sugar #11 (World Markets) Futures^	02/2017	13,119,307	12,761,101	(358,206)
154	MSCL	Wheat Futures^	03/2017	3,227,760	3,141,600	(86,160)
100	MSCL	WTI Crude Futures^	02/2017	5,236,916	5,466,000	229,084

				430,966,165	429,462,888	(1,503,277)

Short Contracts:
13	MSCL	Heating Oil ULSD Futures^	02/2017	$(902,024)	$(948,948)	$(46,924)
8	JPPC	LME Aluminum Futures^	01/2017	(334,430)	(340,500)	(6,070)
74	JPPC	LME Aluminum Futures^	01/2017	(3,070,819)	(3,131,033)	(60,214)
95	JPPC	LME Aluminum Futures^	01/2017	(4,001,080)	(4,018,927)	(17,847)
35	JPPC	LME Aluminum Futures^	02/2017	(1,513,372)	(1,480,062)	33,310
3	JPPC	LME Aluminum Futures^	02/2017	(130,302)	(126,816)	3,486
34	JPPC	LME Aluminum Futures^	02/2017	(1,506,315)	(1,437,112)	69,203
46	JPPC	LME Aluminum Futures^	02/2017	(2,010,624)	(1,943,972)	66,652
36	JPPC	LME Aluminum Futures^	02/2017	(1,521,002)	(1,520,775)	227
43	JPPC	LME Aluminum Futures^	02/2017	(1,873,620)	(1,817,557)	56,063
35	JPPC	LME Aluminum Futures^	02/2017	(1,541,664)	(1,479,581)	62,083
34	JPPC	LME Aluminum Futures^	03/2017	(1,463,495)	(1,438,327)	25,168
22	JPPC	LME Aluminum Futures^	03/2017	(948,922)	(931,233)	17,689
24	JPPC	LME Aluminum Futures^	03/2017	(1,033,062)	(1,016,130)	16,932
329	JPPC	LME Aluminum Futures^	03/2017	(14,133,281)	(13,922,869)	210,412
31	JPPC	LME Aluminum Futures^	03/2017	(1,351,524)	(1,312,075)	39,449
2	JPPC	LME Copper Futures^	01/2017	(238,641)	(276,113)	(37,472)
2	JPPC	LME Copper Futures^	01/2017	(237,581)	(276,222)	(38,641)
18	JPPC	LME Copper Futures^	01/2017	(2,092,983)	(2,486,282)	(393,299)
66	JPPC	LME Copper Futures^	01/2017	(7,812,588)	(9,119,022)	(1,306,434)
36	JPPC	LME Copper Futures^	01/2017	(4,309,112)	(4,974,588)	(665,476)
47	JPPC	LME Copper Futures^	02/2017	(5,802,035)	(6,497,245)	(695,210)
10	JPPC	LME Copper Futures^	02/2017	(1,264,975)	(1,382,715)	(117,740)
9	JPPC	LME Copper Futures^	02/2017	(1,138,028)	(1,244,516)	(106,488)
13	JPPC	LME Copper Futures^	02/2017	(1,751,409)	(1,797,737)	(46,328)
28	JPPC	LME Copper Futures^	02/2017	(4,142,531)	(3,871,833)	270,698
16	JPPC	LME Copper Futures^	02/2017	(2,187,093)	(2,212,000)	(24,907)
1	JPPC	LME Copper Futures^	02/2017	(141,123)	(138,278)	2,845
14	JPPC	LME Copper Futures^	03/2017	(2,026,065)	(1,936,438)	89,627
76	JPPC	LME Copper Futures^	03/2017	(10,121,228)	(10,516,025)	(394,797)
21	JPPC	LME Copper Futures^	03/2017	(2,872,371)	(2,905,613)	(33,242)
2	JPPC	LME Copper Futures^	03/2017	(276,211)	(276,769)	(558)
5	JPPC	LME Lead Futures^	01/2017	(254,988)	(250,015)	4,973
6	JPPC	LME Lead Futures^	01/2017	(309,885)	(300,675)	9,210
12	JPPC	LME Lead Futures^	01/2017	(621,871)	(601,437)	20,434
2	JPPC	LME Lead Futures^	02/2017	(103,662)	(100,290)	3,372
1	JPPC	LME Lead Futures^	02/2017	(52,848)	(50,159)	2,689
5	JPPC	LME Lead Futures^	02/2017	(267,238)	(250,830)	16,408

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR RISK-BALANCED COMMODITIES STRATEGY FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts: (continued)
13	JPPC	LME Lead Futures^	02/2017	$ (705,175)	$ (652,391)	$ 52,784
37	JPPC	LME Lead Futures^	02/2017	(1,999,435)	(1,857,234)	142,201
8	JPPC	LME Lead Futures^	02/2017	(435,584)	(401,692)	33,892
11	JPPC	LME Lead Futures^	02/2017	(606,348)	(552,373)	53,975
2	JPPC	LME Lead Futures^	02/2017	(110,145)	(100,439)	9,706
15	JPPC	LME Lead Futures^	03/2017	(889,258)	(753,656)	135,602
5	JPPC	LME Lead Futures^	03/2017	(287,485)	(251,319)	36,166
6	JPPC	LME Lead Futures^	03/2017	(347,232)	(301,632)	45,600
97	JPPC	LME Lead Futures^	03/2017	(5,399,544)	(4,879,100)	520,444
3	JPPC	LME Lead Futures^	03/2017	(175,343)	(150,888)	24,455
2	JPPC	LME Lead Futures^	03/2017	(106,128)	(100,725)	5,403
8	JPPC	LME Lead Futures^	03/2017	(400,083)	(403,250)	(3,167)
2	JPPC	LME Nickel Futures^	01/2017	(122,037)	(119,587)	2,450
7	JPPC	LME Nickel Futures^	01/2017	(433,003)	(419,139)	13,864
28	JPPC	LME Nickel Futures^	02/2017	(1,756,958)	(1,677,529)	79,429
13	JPPC	LME Nickel Futures^	02/2017	(906,365)	(779,204)	127,161
23	JPPC	LME Nickel Futures^	02/2017	(1,545,183)	(1,378,945)	166,238
3	JPPC	LME Nickel Futures^	02/2017	(199,523)	(179,898)	19,625
2	JPPC	LME Nickel Futures^	02/2017	(133,826)	(119,962)	13,864
14	JPPC	LME Nickel Futures^	02/2017	(959,666)	(839,790)	119,876
1	JPPC	LME Nickel Futures^	03/2017	(67,498)	(60,012)	7,486
11	JPPC	LME Nickel Futures^	03/2017	(766,893)	(660,344)	106,549
4	JPPC	LME Nickel Futures^	03/2017	(274,430)	(240,156)	34,274
84	JPPC	LME Nickel Futures^	03/2017	(5,519,288)	(5,045,544)	473,744
6	JPPC	LME Nickel Futures^	03/2017	(413,265)	(360,373)	52,892
14	JPPC	LME Nickel Futures^	03/2017	(897,121)	(841,277)	55,844
1	JPPC	LME Nickel Futures^	03/2017	(60,574)	(60,116)	458
2	JPPC	LME Zinc Futures^	01/2017	(117,044)	(127,928)	(10,884)
7	JPPC	LME Zinc Futures^	02/2017	(432,929)	(449,137)	(16,208)
22	JPPC	LME Zinc Futures^	02/2017	(1,361,746)	(1,411,894)	(50,148)
9	JPPC	LME Zinc Futures^	02/2017	(551,059)	(577,627)	(26,568)
1	JPPC	LME Zinc Futures^	02/2017	(64,224)	(64,202)	22
5	JPPC	LME Zinc Futures^	02/2017	(314,363)	(321,032)	(6,669)
2	JPPC	LME Zinc Futures^	02/2017	(129,795)	(128,412)	1,383
18	JPPC	LME Zinc Futures^	03/2017	(1,233,940)	(1,156,671)	77,269
19	JPPC	LME Zinc Futures^	03/2017	(1,292,147)	(1,222,650)	69,497
6	JPPC	LME Zinc Futures^	03/2017	(413,907)	(386,100)	27,807
22	JPPC	LME Zinc Futures^	03/2017	(1,410,146)	(1,416,211)	(6,065)

				(118,198,692)	(118,779,158)	(580,466)

				$312,767,473	$310,683,730	$(2,083,743)

^	Represents positions held in the respective Subsidiary (See Note 2).

USD - United States Dollar

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR RISK-BALANCED COMMODITIES STRATEGY FUND

Collateral pledged to, or (received from), each counterparty for the Subsidiary (See Note 2) at December 31, 2016 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ CENTRALLY CLEARED	TOTAL
CITI
Investment Companies	$910,737	$ —	$910,737

GSCO
Cash	—	1,062,440	1,062,440

GSIN
Cash	630,000	—	630,000

JPPC
Cash	—	3,492,117	3,492,117

MACQ
Investment Companies	970,000	—	970,000

MSCL
Cash	—	19,150,306	19,150,306

SOCG
Investment Companies	1,001,275	—	1,001,275

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR RISK PARITY FUND

INVESTMENTS		PRINCIPAL AMOUNT	VALUE
FOREIGN GOVERNMENT SECURITIES - 15.5%
Deutsche Bundesrepublik Inflation Linked Bond
1.75%, 4/15/2020	EUR	7,053,376	$8,240,128
0.10%, 4/15/2023	EUR	4,062,396	4,686,086
0.10%, 4/15/2026	EUR	9,023,087	10,646,669
France Government Bond OAT
2.25%, 7/25/2020	EUR	6,506,121	7,802,715
0.10%, 7/25/2021	EUR	2,128,602	2,402,001
1.20%, 7/25/2022	EUR	2,619,048	3,127,280
0.26%, 7/25/2024	EUR	2,963,597	3,422,297
0.10%, 3/1/2025	EUR	2,713,419	3,087,965
United Kingdom Index Linked Treasury Gilt
0.13%, 3/22/2024	GBP	7,210,566	10,451,748
0.13%, 3/22/2026	GBP	5,538,078	8,242,651

TOTAL FOREIGN GOVERNMENT SECURITIES (Cost $65,335,048)			62,109,540

U.S. TREASURY OBLIGATIONS - 21.1%
U.S. Treasury Inflation Protected Securities
0.13%, 4/15/2020 (a)		$21,790,000	22,725,987
0.13%, 4/15/2021		25,500,000	26,156,804
0.38%, 7/15/2025		9,340,000	9,468,919
0.63%, 1/15/2026		12,430,000	12,756,451
0.13%, 7/15/2026		13,880,000	13,535,524

TOTAL U.S. TREASURY OBLIGATIONS (Cost $84,187,946)			84,643,685

		SHARES
SHORT-TERM INVESTMENTS - 56.2%

INVESTMENT COMPANIES - 39.1%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Shares, 0.36% (b)(c)		7,683,014	7,683,014
Dreyfus Treasury & Agency Cash Management, Class I, 0.39% (b)(c)		30,732,057	30,732,057
J.P. Morgan U.S. Treasury Plus Money Market Fund - IM Shares, 0.41% (b)(c)(d)		69,131,698	69,131,698
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 0.37% (b)(c)(d)		10,484,243	10,484,243
UBS Money Series - UBS Select Treasury Preferred Fund, Class I, 0.39% (b)(c)		38,415,917	38,415,917

TOTAL INVESTMENT COMPANIES (Cost $156,446,929)			156,446,929

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
U.S. TREASURY OBLIGATIONS - 17.1%
U.S. Treasury Bills
0.43%, 1/26/2017 (c)(e)	$2,719,000	$2,718,269
0.44%, 2/9/2017 (c)(e)	32,417,000	32,402,088
0.45%, 2/16/2017 (c)(e)	1,926,000	1,924,964
0.48%, 3/2/2017 (e)	20,056,000	20,040,356
0.54%, 3/16/2017 (c)(e)	2,271,000	2,268,729
0.48%, 4/27/2017 (e)	2,065,000	2,061,419
0.61%, 5/25/2017 (c)(e)	963,000	960,693
0.61%, 6/1/2017 (c)(e)	692,000	690,213
0.62%, 6/8/2017 (e)	1,321,000	1,317,451
0.65%, 6/15/2017 (e)	3,983,000	3,972,043

TOTAL U.S. TREASURY OBLIGATIONS (Cost $68,354,538)		68,356,225

TOTAL SHORT-TERM INVESTMENTS (Cost $224,801,467)		224,803,154

TOTAL INVESTMENTS IN SECURITIES AT VALUE - 92.8% (Cost $374,324,461)		371,556,379

OTHER ASSETS IN EXCESS OF LIABILITIES - 7.2% (f)		28,792,282

NET ASSETS - 100.0%		$400,348,661

(a)	All or a portion of the security pledged as collateral for futures contracts.
(b)	Represents 7-day effective yield as of 12/31/2016.
(c)	All or a portion represents positions held in the respective Subsidiary (See Note 2).
(d)	All or a portion of the security pledged as collateral for swap contracts.
(e)	The rate shown was the effective yield at the date of purchase.
(f)	Includes appreciation/(depreciation) on forward foreign currency exchange, futures and swap contracts.

All securities are Level 2 with respect to ASC 820 (See Note 5).

The following abbreviations are used in portfolio descriptions:

EUR - Euro

GBP - British Pound

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR RISK PARITY FUND

Credit default swap contracts sell protection as of December 31, 2016:

COUNTERPARTY	REFERENCE ENTITY	FIXED ANNUAL RATE PAID BY FUND	CURRENCY	CREDIT SPREAD	NOTIONAL AMOUNT	UPFRONT PREMIUM (RECEIVED) PAID	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Exchange Cleared
CITG	iTraxx Europe Crossover Series 26.V1	5.000%	EUR	2.882%	55,975,000	$4,680,559	12/20/2021	$1,009,424
CITG	iTraxx Europe Series 26.V1	1.000%	EUR	0.721%	112,250,000	1,704,348	12/20/2021	(54,147)
CITG	Markit CDX Emerging Market Index Series 26.V1	1.000%	USD	2.408%	15,000,000	(941,289)	12/20/2021	4,223
CITG	Markit CDX North America High Yield Index Series 27.V1	5.000%	USD	3.542%	57,550,000	2,685,631	12/20/2021	961,641
CITG	Markit CDX North America Investment Grade Index Series 27.V1	1.000%	USD	0.677%	110,125,000	1,099,661	12/20/2021	600,116

						$9,228,910		$2,521,257

Forward effective interest rate swap contracts outstanding as of December 31, 2016:

COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	CURRENCY	NOTIONAL AMOUNT	UPFRONT PREMIUM (RECEIVED) PAID	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Exchange Cleared
CITG	(1)	0.500%	CZK	47,000,000	$12,340	03/16/2022	$(15,313)
CITG	(1)	0.500%	CZK	10,000,000	(3,452)	03/16/2022	2,820
CITG	(1)	0.500%	CZK	69,000,000	18,456	03/16/2022	(22,820)
CITG	(1)	0.500%	CZK	36,000,000	9,377	03/16/2022	(11,654)
CITG	(1)	0.500%	CZK	10,000,000	450	03/16/2022	(1,082)
CITG	(1)	0.500%	CZK	10,000,000	(2,846)	03/16/2022	2,214
CITG	(1)	0.500%	CZK	10,000,000	(2,603)	03/16/2022	1,971
CITG	(1)	0.500%	CZK	70,000,000	18,092	03/16/2022	(22,519)
CITG	(1)	0.500%	CZK	10,000,000	304	03/16/2022	(937)
CITG	0.500%	(1)	CZK	10,000,000	(1,594)	03/16/2022	2,227
CITG	0.500%	(1)	CZK	10,000,000	3,275	03/16/2022	(2,643)
CITG	0.500%	(1)	CZK	10,000,000	391	03/16/2022	241
CITG	0.500%	(1)	CZK	20,000,000	7,665	03/16/2022	(6,400)
CITG	0.500%	(1)	CZK	20,000,000	7,843	03/16/2022	(6,578)
CITG	0.500%	(1)	CZK	10,000,000	3,577	03/16/2022	(2,944)
CITG	(2)	1.000%	HKD	37,000,000	(54,354)	03/16/2022	(260,867)
CITG	(2)	1.000%	HKD	37,000,000	(54,081)	03/16/2022	(261,140)
CITG	(2)	1.000%	HKD	37,000,000	(54,728)	03/16/2022	(260,493)
CITG	(2)	1.000%	HKD	37,000,000	(55,681)	03/16/2022	(259,540)
CITG	(2)	1.000%	HKD	4,000,000	(7,717)	03/16/2022	(26,361)
CITG	(2)	1.500%	HKD	3,000,000	(6,071)	03/16/2022	(10,250)
CITG	(2)	1.500%	HKD	4,000,000	(8,676)	03/16/2022	(13,085)
CITG	(2)	1.500%	HKD	2,000,000	(3,757)	03/16/2022	(7,123)
CITG	(2)	1.500%	HKD	3,000,000	(5,664)	03/16/2022	(10,657)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR RISK PARITY FUND

COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	CURRENCY	NOTIONAL AMOUNT	UPFRONT PREMIUM (RECEIVED) PAID	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Exchange Cleared (continued)
CITG	(2)	1.500%	HKD	4,000,000	$ (8,957)	03/16/2022	$ (12,804)
CITG	(2)	2.000%	HKD	3,000,000	(1,563)	03/16/2022	(5,520)
CITG	1.000%	(2)	HKD	2,000,000	7,156	03/16/2022	9,883
CITG	1.000%	(2)	HKD	3,000,000	5,276	03/16/2022	20,282
CITG	1.000%	(2)	HKD	1,000,000	2,091	03/16/2022	6,428
CITG	1.500%	(2)	HKD	11,000,000	22,047	03/16/2022	37,796
CITG	1.500%	(2)	HKD	8,000,000	17,891	03/16/2022	25,630
CITG	1.500%	(2)	HKD	4,000,000	9,017	03/16/2022	12,744
CITG	1.500%	(2)	HKD	11,000,000	19,639	03/16/2022	40,203
CITG	1.500%	(2)	HKD	7,000,000	15,205	03/16/2022	22,877
CITG	(3)	1.000%	HUF	900,000,000	(32,989)	03/16/2022	1,404
CITG	(3)	1.000%	HUF	900,000,000	(33,076)	03/16/2022	1,491
CITG	(3)	1.000%	HUF	100,000,000	(3,422)	03/16/2022	(87)
CITG	(3)	1.000%	HUF	900,000,000	(33,328)	03/16/2022	1,743
CITG	(3)	1.500%	HUF	100,000,000	(1,144)	03/16/2022	6,056
CITG	(3)	1.500%	HUF	100,000,000	2,675	03/16/2022	2,236
CITG	(3)	1.500%	HUF	100,000,000	(1,319)	03/16/2022	6,230
CITG	1.000%	(3)	HUF	100,000,000	7,932	03/16/2022	(4,422)
CITG	1.000%	(3)	HUF	100,000,000	4,644	03/16/2022	(1,135)
CITG	1.500%	(3)	HUF	200,000,000	5,600	03/16/2022	(15,422)
CITG	1.500%	(3)	HUF	100,000,000	2,204	03/16/2022	(7,115)
CITG	1.500%	(3)	HUF	100,000,000	4,217	03/16/2022	(9,128)
CITG	1.500%	(3)	HUF	200,000,000	6,941	03/16/2022	(16,763)
CITG	(4)	2.000%	PLN	11,000,000	9,906	03/16/2022	(59,242)
CITG	(4)	2.000%	PLN	12,000,000	11,151	03/16/2022	(64,972)
CITG	(4)	2.000%	PLN	2,000,000	(9,663)	03/16/2022	693
CITG	(4)	2.000%	PLN	14,000,000	12,605	03/16/2022	(75,396)
CITG	(4)	2.000%	PLN	14,000,000	12,911	03/16/2022	(75,702)
CITG	(4)	2.000%	PLN	11,000,000	10,286	03/16/2022	(59,622)
CITG	(4)	2.000%	PLN	1,000,000	(3,710)	03/16/2022	(775)
CITG	(4)	2.000%	PLN	13,000,000	12,052	03/16/2022	(70,359)
CITG	(4)	2.000%	PLN	3,000,000	(2,997)	03/16/2022	(10,458)
CITG	(4)	2.000%	PLN	3,000,000	(3,117)	03/16/2022	(10,338)
CITG	(4)	2.500%	PLN	2,000,000	(125)	03/16/2022	2,403
CITG	(4)	2.500%	PLN	1,000,000	344	03/16/2022	795
CITG	(4)	2.500%	PLN	2,000,000	1,509	03/16/2022	769
CITG	(4)	2.500%	PLN	2,000,000	1,388	03/16/2022	890
CITG	2.000%	(4)	PLN	3,000,000	13,112	03/16/2022	343
CITG	2.000%	(4)	PLN	1,000,000	401	03/16/2022	4,084
CITG	2.000%	(4)	PLN	2,000,000	10,589	03/16/2022	(1,618)
CITG	2.000%	(4)	PLN	3,000,000	13,656	03/16/2022	(201)
CITG	2.000%	(4)	PLN	3,000,000	15,377	03/16/2022	(1,921)
CITG	2.000%	(4)	PLN	3,000,000	17,795	03/16/2022	(4,340)
CITG	2.000%	(4)	PLN	4,000,000	7,634	03/16/2022	10,307
CITG	2.000%	(4)	PLN	5,000,000	26,169	03/16/2022	(3,744)
CITG	(5)	2.000%	SGD	3,000,000	13,625	03/16/2022	(61,356)
CITG	(5)	2.000%	SGD	1,000,000	7,000	03/16/2022	(22,911)
CITG	(5)	2.000%	SGD	1,000,000	(10,214)	03/16/2022	(5,697)
CITG	(5)	2.000%	SGD	1,000,000	(8,517)	03/16/2022	(7,394)
CITG	(5)	2.000%	SGD	1,000,000	(10,208)	03/16/2022	(5,703)
CITG	(5)	2.000%	SGD	13,000,000	40,935	03/16/2022	(247,773)
CITG	(5)	2.000%	SGD	14,000,000	121,318	03/16/2022	(344,066)
CITG	(5)	2.000%	SGD	9,000,000	66,884	03/16/2022	(210,079)
CITG	(5)	2.000%	SGD	8,000,000	60,022	03/16/2022	(187,307)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR RISK PARITY FUND

COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	CURRENCY	NOTIONAL AMOUNT	UPFRONT PREMIUM (RECEIVED) PAID	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Exchange Cleared (continued)
CITG	(5)	2.000%	SGD	2,000,000	$ 16,593	03/16/2022	$ (48,415)
CITG	(5)	2.000%	SGD	1,000,000	(8,133)	03/16/2022	(7,778)
CITG	(5)	2.000%	SGD	8,000,000	60,335	03/16/2022	(187,620)
CITG	(5)	2.000%	SGD	1,000,000	(12,825)	03/16/2022	(3,086)
CITG	(5)	2.000%	SGD	1,000,000	(7,430)	03/16/2022	(8,481)
CITG	2.000%	(5)	SGD	3,000,000	(10,667)	03/16/2022	58,399
CITG	2.000%	(5)	SGD	2,000,000	15,425	03/16/2022	16,396
CITG	2.000%	(5)	SGD	2,000,000	(11,596)	03/16/2022	43,417
CITG	2.000%	(5)	SGD	1,000,000	10,156	03/16/2022	5,754
CITG	2.000%	(5)	SGD	1,000,000	13,190	03/16/2022	2,721
CITG	2.000%	(5)	SGD	2,000,000	19,457	03/16/2022	12,364
CITG	2.000%	(5)	SGD	1,000,000	10,062	03/16/2022	5,848
CITG	2.000%	(5)	SGD	2,000,000	20,656	03/16/2022	11,165
CITG	2.000%	(5)	SGD	2,000,000	16,120	03/16/2022	15,701
CITG	2.000%	(5)	SGD	2,000,000	25,389	03/16/2022	6,433
CITG	2.000%	(5)	SGD	1,000,000	(1,794)	03/16/2022	17,705
CITG	(6)	8.000%	ZAR	10,000,000	3,947	03/16/2022	(132)
CITG	(6)	8.000%	ZAR	10,000,000	3,502	03/16/2022	312
CITG	(6)	8.000%	ZAR	50,000,000	(8,470)	03/16/2022	27,541
CITG	(6)	8.000%	ZAR	10,000,000	(1,877)	03/16/2022	5,691
CITG	(6)	8.000%	ZAR	40,000,000	(6,587)	03/16/2022	21,844
CITG	(6)	8.000%	ZAR	10,000,000	(1,002)	03/16/2022	4,816
CITG	(6)	8.000%	ZAR	60,000,000	(9,875)	03/16/2022	32,760
CITG	(6)	8.000%	ZAR	70,000,000	(11,437)	03/16/2022	38,137
CITG	(6)	8.000%	ZAR	50,000,000	(8,264)	03/16/2022	27,335
CITG	(6)	8.000%	ZAR	60,000,000	(9,989)	03/16/2022	32,874
CITG	8.000%	(6)	ZAR	10,000,000	3,500	03/16/2022	(7,314)
CITG	8.000%	(6)	ZAR	10,000,000	4,556	03/16/2022	(8,371)
CITG	8.000%	(6)	ZAR	20,000,000	13,822	03/16/2022	(21,451)
CITG	8.000%	(6)	ZAR	10,000,000	3,426	03/16/2022	(7,240)
CITG	8.000%	(6)	ZAR	30,000,000	(22,115)	03/16/2022	10,672
CITG	8.000%	(6)	ZAR	10,000,000	(4,671)	03/16/2022	857
CITG	8.000%	(6)	ZAR	20,000,000	13,994	03/16/2022	(21,623)
CITG	8.000%	(6)	ZAR	10,000,000	223	03/16/2022	(4,037)

					$393,022		$(2,507,822)

Forward effective Interest rate swap contracts outstanding as of December 31, 2016:

COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	CURRENCY	NOTIONAL AMOUNT	UPFRONT PREMIUM (RECEIVED) PAID	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Over the Counter
CITI	(7)	1.255%	KRW*	8,000,000,000	$—	03/16/2022	$(137,530)
CITI	(7)	1.318%	KRW*	13,000,000,000	—	03/16/2022	(191,313)
CITI	(7)	1.335%	KRW*	13,000,000,000	—	03/16/2022	(182,304)
CITI	(7)	1.355%	KRW*	1,000,000,000	—	03/16/2022	(13,231)
CITI	(7)	1.393%	KRW*	2,000,000,000	—	03/16/2022	(23,453)
CITI	(7)	1.683%	KRW*	1,000,000,000	—	03/16/2022	(263)
CITI	(7)	1.683%	KRW*	1,000,000,000	—	03/16/2022	(263)
CITI	(7)	1.690%	KRW*	1,000,000,000	—	03/16/2022	34

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR RISK PARITY FUND

COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	CURRENCY	NOTIONAL AMOUNT	UPFRONT PREMIUM (RECEIVED) PAID	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Over the Counter (continued)
CITI	(7)	1.720%	KRW*	1,000,000,000	$ —	03/16/2022	$ 1,222
CITI	(7)	1.720%	KRW*	1,000,000,000	—	03/16/2022	1,222
CITI	(7)	1.274%	KRW*	9,000,000,000	—	03/16/2022	(147,950)
CITI	1.340%	(7)	KRW*	1,000,000,000	—	03/16/2022	13,825
CITI	1.397%	(7)	KRW*	1,000,000,000	—	03/16/2022	11,568
CITI	1.490%	(7)	KRW*	2,000,000,000	—	03/16/2022	15,772
CITI	1.635%	(7)	KRW*	2,000,000,000	—	03/16/2022	4,288
CITI	1.665%	(7)	KRW*	1,000,000,000	—	03/16/2022	956
CITI	1.665%	(7)	KRW*	1,000,000,000	—	03/16/2022	956
CITI	1.668%	(7)	KRW*	1,000,000,000	—	03/16/2022	857
CITI	1.670%	(7)	KRW*	2,000,000,000	—	03/16/2022	1,516
CITI	1.675%	(7)	KRW*	2,000,000,000	—	03/16/2022	1,120
CITI	1.695%	(7)	KRW*	1,000,000,000	—	03/16/2022	(232)

					$—		$(643,203)

*	Non-deliverable swap (See Note 4).
(1)	6 Month Prague Interbank Offered Rate
(2)	3 Month Hong Kong Interbank Offered Rate
(3)	6 Month Budapest Interbank Offered Rate
(4)	6 Month Warsaw Interbank Offered Rate
(5)	6 Month Singapore Interbank Offered Rate
(6)	3 Month Johannesburg Interbank Agreed Rate
(7)	3 Month Korean Certificate of Deposit

Total return swap contracts outstanding as of December 31, 2016:

Over the Counter

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
MSCS	Bovespa Index February Futures	02/2017	BRL	7,650,446	$(2,029)
CITI	Coffee ‘C’ March Futures^	02/2017	USD	697,612	(80,887)
SOCG	Coffee ‘C’ March Futures^	02/2017	USD	415,399	(55,643)
MACQ	Coffee ‘C’ March Futures^	02/2017	USD	232,830	(27,255)
CITI	Corn March Futures^	02/2017	USD	956,158	(23,358)
SOCG	Corn March Futures^	02/2017	USD	1,677,600	(5,600)
MACQ	Corn March Futures^	02/2017	USD	1,254,254	(4,654)
MLIN	Corn March Futures^	03/2017	USD	625,912	(9,912)
CITI	Cotton No. 2 March Futures^	02/2017	USD	(169,720)	(2,335)
CITI	Cotton No. 2 March Futures^	02/2017	USD	1,610,780	49,495
SOCG	Cotton No. 2 March Futures^	02/2017	USD	342,382	10,868
SOCG	Cotton No. 2 March Futures^	02/2017	USD	(67,923)	1,163
BANA	Hang Seng Index January Futures	01/2017	HKD	8,627,388	20,296
GSIN	Hang Seng Index January Futures	01/2017	HKD	1,081,510	2,139
JPMC	Hang Seng Index January Futures	01/2017	HKD	4,305,543	11,198
MSCS	Hang Seng Index January Futures	01/2017	HKD	5,400,258	11,636
SOCG	Hard Red Winter Wheat March Futures^	02/2017	USD	63,011	(236)
BANA	H-SHARES Index January Futures	01/2017	HKD	39,995,196	108,640
GSIN	H-SHARES Index January Futures	01/2017	HKD	16,565,764	42,890
JPMC	H-SHARES Index January Futures	01/2017	HKD	3,652,730	13,210
MSCS	H-SHARES Index January Futures	01/2017	HKD	13,783,983	38,423

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR RISK PARITY FUND

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
JPMC	KOSPI Index 200 March Futures	03/2017	KRW	126,320,800	$ 3,167
MSCS	KOSPI Index 200 March Futures	03/2017	KRW	4,025,414,350	115,731
SOCG	Lean Hogs February Futures^	02/2017	USD	449,246	106,414
GSIN	Lean Hogs February Futures^	02/2017	USD	147,764	10,996
MACQ	Lean Hogs February Futures^	02/2017	USD	(302,370)	(70,242)
MACQ	Lean Hogs February Futures^	02/2017	USD	725,059	148,121
MLIN	Lean Hogs February Futures^	02/2017	USD	517,440	117,600
SOCG	Live Cattle February Futures^	02/2017	USD	84,178	8,662
MACQ	Live Cattle February Futures^	02/2017	USD	42,175	4,245
MLIN	Live Cattle February Futures^	02/2017	USD	1,602,240	161,720
BANA	MSCI Taiwan Stock Index January Futures	01/2017	USD	780,005	10,735
GSIN	MSCI Taiwan Stock Index January Futures	01/2017	USD	1,938,518	21,142
JPMC	MSCI Taiwan Stock Index January Futures	01/2017	USD	101,861	1,279
MSCS	MSCI Taiwan Stock Index January Futures	01/2017	USD	2,317,257	20,583
BANA	SGX S&P CNX Nifty Index January Futures	01/2017	USD	366,361	10,126
MSCS	SGX S&P CNX Nifty Index January Futures	01/2017	USD	371,917	4,570
CITI	Soybean March Futures^	02/2017	USD	100,249	151
SOCG	Soybean March Futures^	02/2017	USD	2,562,833	(2,633)
MACQ	Soybean March Futures^	02/2017	USD	403,137	(1,537)
MLIN	Soybean March Futures^	03/2017	USD	2,060,662	(2,462)
CITI	Soybean Meal March Futures^	02/2017	USD	126,094	546
MACQ	Soybean Meal March Futures^	02/2017	USD	63,038	282
CITI	Soybean Oil March Futures^	02/2017	USD	114,042	(10,063)
SOCG	Soybean Oil March Futures^	02/2017	USD	1,138,260	(98,460)
MACQ	Soybean Oil March Futures^	02/2017	USD	227,366	(19,406)
MLIN	Soybean Oil March Futures^	03/2017	USD	68,532	(6,144)
MSCS	Swiss Market Index March Futures	03/2017	CHF	1,036,998	24,881
BANA	Taiwan Stock Exchange January Futures	01/2017	TWD	16,654,231	539
MSCS	Taiwan Stock Exchange January Futures	01/2017	TWD	25,953,869	(734)
MACQ	Wheat March Futures^	02/2017	USD	338,928	(12,528)
MACQ	Wheat March Futures^	02/2017	USD	(338,928)	16,117
MLIN	Wheat March Futures^	03/2017	USD	20,850	(450)
MLIN	Wheat March Futures^	03/2017	USD	(20,850)	1,388

					$662,385

^	Represents positions held in the respective Subsidiary (See Note 2).

Open futures contracts outstanding at December 31, 2016:

Exchange Traded

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts:
240	GSCO	Brent Crude Futures^	02/2017	$13,417,616	$13,797,600	$379,984
6	MSCL	Cocoa Futures^	03/2017	163,731	127,560	(36,171)
20	MSCL	Coffee ‘C’ Futures^	03/2017	1,159,637	1,027,875	(131,762)
52	MSCL	Corn Futures^	03/2017	934,836	915,200	(19,636)
2	MSCL	Cotton No. 2 Futures^	03/2017	71,357	70,650	(707)
5	MSCL	Feeder Cattle Futures^	03/2017	288,567	312,750	24,183
72	GSCO	Gas Oil Futures^	03/2017	3,527,120	3,654,000	126,880
84	MSCL	Gasoline RBOB Futures^	02/2017	5,545,252	5,949,619	404,367
87	MSCL	Gold 100 OZ Futures^	02/2017	11,195,553	10,019,790	(1,175,763)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR RISK PARITY FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts: (continued)
5	MSCL	Hard Red Winter Wheat Futures^	03/2017	$ 105,402	$ 104,625	$ (777)
36	MSCL	Heating Oil ULSD Futures^	02/2017	2,513,286	2,627,856	114,570
5	MSCL	Lean Hogs Futures^	02/2017	118,946	132,300	13,354
31	MSCL	Live Cattle Futures^	02/2017	1,333,843	1,439,020	105,177
4	JPPC	LME Aluminum Futures^	01/2017	168,405	169,800	1,395
1	JPPC	LME Aluminum Futures^	01/2017	40,677	42,325	1,648
3	JPPC	LME Aluminum Futures^	01/2017	121,160	126,964	5,804
8	JPPC	LME Aluminum Futures^	01/2017	336,020	338,464	2,444
4	JPPC	LME Aluminum Futures^	01/2017	168,310	169,218	908
3	JPPC	LME Aluminum Futures^	02/2017	129,835	126,883	(2,952)
3	JPPC	LME Aluminum Futures^	02/2017	129,654	126,863	(2,791)
6	JPPC	LME Aluminum Futures^	02/2017	265,515	253,608	(11,907)
13	JPPC	LME Aluminum Futures^	02/2017	567,482	549,383	(18,099)
1	JPPC	LME Aluminum Futures^	02/2017	42,852	42,250	(602)
13	JPPC	LME Aluminum Futures^	02/2017	549,282	549,169	(113)
5	JPPC	LME Aluminum Futures^	03/2017	215,337	211,518	(3,819)
6	JPPC	LME Aluminum Futures^	03/2017	257,365	253,972	(3,393)
2	JPPC	LME Aluminum Futures^	03/2017	86,255	84,678	(1,577)
4	JPPC	LME Aluminum Futures^	03/2017	174,401	169,375	(5,026)
3	JPPC	LME Aluminum Futures^	03/2017	130,799	126,994	(3,805)
224	JPPC	LME Aluminum Futures^	03/2017	9,499,328	9,479,400	(19,928)
16	JPPC	LME Aluminum Futures^	03/2017	694,649	677,200	(17,449)
3	JPPC	LME Aluminum Futures^	03/2017	127,519	126,972	(547)
4	JPPC	LME Copper Futures^	01/2017	466,188	552,475	86,287
1	JPPC	LME Copper Futures^	01/2017	116,118	138,127	22,009
3	JPPC	LME Copper Futures^	02/2017	434,016	414,840	(19,176)
14	JPPC	LME Copper Futures^	02/2017	1,961,159	1,935,696	(25,463)
4	JPPC	LME Copper Futures^	02/2017	547,641	553,000	5,359
1	JPPC	LME Copper Futures^	03/2017	143,677	138,322	(5,355)
55	JPPC	LME Copper Futures^	03/2017	7,028,753	7,610,281	581,528
1	JPPC	LME Lead Futures^	01/2017	51,052	50,003	(1,049)
1	JPPC	LME Lead Futures^	01/2017	50,252	50,056	(196)
1	JPPC	LME Lead Futures^	01/2017	49,321	50,091	770
3	JPPC	LME Lead Futures^	01/2017	154,468	150,348	(4,120)
1	JPPC	LME Lead Futures^	01/2017	51,643	50,120	(1,523)
1	JPPC	LME Lead Futures^	02/2017	52,007	50,145	(1,862)
2	JPPC	LME Lead Futures^	02/2017	108,480	100,340	(8,140)
5	JPPC	LME Lead Futures^	02/2017	272,515	250,920	(21,595)
3	JPPC	LME Lead Futures^	02/2017	162,007	150,586	(11,421)
1	JPPC	LME Lead Futures^	03/2017	59,527	50,243	(9,284)
1	JPPC	LME Lead Futures^	03/2017	57,803	50,276	(7,527)
29	JPPC	LME Lead Futures^	03/2017	1,516,119	1,458,700	(57,419)
1	JPPC	LME Lead Futures^	03/2017	58,452	50,296	(8,156)
1	JPPC	LME Lead Futures^	03/2017	51,040	50,406	(634)
2	JPPC	LME Nickel Futures^	01/2017	122,047	119,587	(2,460)
1	JPPC	LME Nickel Futures^	01/2017	61,803	59,854	(1,949)
1	JPPC	LME Nickel Futures^	02/2017	62,763	59,912	(2,851)
1	JPPC	LME Nickel Futures^	02/2017	70,111	59,938	(10,173)
5	JPPC	LME Nickel Futures^	02/2017	335,712	299,771	(35,941)
1	JPPC	LME Nickel Futures^	02/2017	67,863	59,966	(7,897)
1	JPPC	LME Nickel Futures^	03/2017	68,090	60,039	(8,051)
34	JPPC	LME Nickel Futures^	03/2017	2,147,452	2,042,244	(105,208)
3	JPPC	LME Zinc Futures^	01/2017	176,412	192,284	15,872
1	JPPC	LME Zinc Futures^	02/2017	61,827	64,162	2,335
1	JPPC	LME Zinc Futures^	02/2017	64,753	64,203	(550)
2	JPPC	LME Zinc Futures^	03/2017	136,205	128,519	(7,686)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR RISK PARITY FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts: (continued)
1	JPPC	LME Zinc Futures^	03/2017	$ 67,927	$ 64,303	$ (3,624)
1	JPPC	LME Zinc Futures^	03/2017	71,302	64,312	(6,990)
39	JPPC	LME Zinc Futures^	03/2017	2,283,622	2,509,650	226,028
2	JPPC	LME Zinc Futures^	03/2017	129,464	128,747	(717)
2	JPPC	LME Zinc Futures^	03/2017	127,437	128,793	1,356
44	MSCL	Natural Gas Futures^	02/2017	1,604,767	1,620,960	16,193
56	MSCL	Silver Futures^	03/2017	5,084,119	4,476,920	(607,199)
41	MSCL	Soybean Futures^	03/2017	2,071,959	2,058,200	(13,759)
26	MSCL	Soybean Meal Futures^	03/2017	826,643	823,160	(3,483)
28	MSCL	Soybean Oil Futures^	03/2017	635,992	582,288	(53,704)
137	MSCL	Sugar #11 (World Markets) Futures^	02/2017	3,113,489	2,993,615	(119,874)
42	MSCL	Wheat Futures^	03/2017	883,617	856,800	(26,817)
190	MSCL	WTI Crude Futures^	02/2017	10,010,854	10,385,400	374,546
22	BARC	Amsterdam Index Futures	01/2017	2,209,139	2,237,555	28,416
74	BARC	CAC40 Index Futures	01/2017	3,719,935	3,788,087	68,152
24	BARC	DAX Index Futures	03/2017	7,121,385	7,241,180	119,795
77	BARC	E-Mini Russell 2000 Futures	03/2017	5,316,234	5,224,065	(92,169)
276	BARC	Euro Stoxx 50 Index Futures	03/2017	9,333,554	9,520,714	187,160
134	BARC	FTSE 100 Index Futures	03/2017	11,369,806	11,642,482	272,676
13	JPMS	FTSE/JSE Top 40 Index Futures	03/2017	421,512	419,389	(2,123)
20	BARC	Hang Seng Index Futures	01/2017	2,785,051	2,832,162	47,111
5	BARC	H-SHARES Index Futures	01/2017	297,496	302,663	5,167
1	BARC	IBEX 35 Index Futures	01/2017	97,976	98,038	62
5	BARC	MSCI Taiwan Stock Index Futures	01/2017	171,462	171,900	438
627	BARC	S&P 500 E-Mini Futures	03/2017	70,539,392	70,104,870	(434,522)
39	BARC	S&P MID 400 E-Mini Futures	03/2017	6,576,746	6,470,490	(106,256)
6	BARC	S&P/Toronto Stock Exchange 60 Index Futures	03/2017	801,607	801,609	2
41	BARC	SGX S&P CNX Nifty Index Futures	01/2017	656,805	671,129	14,324
21	BARC	SPI 200 Index Futures	03/2017	2,091,711	2,133,396	41,685
100	BARC	TOPIX Index Futures	03/2017	12,702,453	12,988,235	285,782
5	JPMS	Australia 10-Year Bond Futures	03/2017	458,958	460,927	1,969
32	GSCO	Canadian 10-Year Bond Futures	03/2017	3,310,868	3,277,816	(33,052)
402	GSCO	Euro-Bund Futures	03/2017	68,785,897	69,462,583	676,686
1,221	MSCL	U.S. Treasury 10-Year Note Futures	03/2017	152,455,897	151,747,407	(708,490)

				458,982,343	459,209,476	227,133

Short Contracts:
4	JPPC	LME Aluminum Futures^	01/2017	$(168,090)	$(169,800)	$(1,710)
1	JPPC	LME Aluminum Futures^	01/2017	(40,623)	(42,325)	(1,702)
3	JPPC	LME Aluminum Futures^	01/2017	(121,193)	(126,965)	(5,772)
8	JPPC	LME Aluminum Futures^	01/2017	(335,567)	(338,464)	(2,897)
4	JPPC	LME Aluminum Futures^	01/2017	(168,466)	(169,218)	(752)
3	JPPC	LME Aluminum Futures^	02/2017	(130,454)	(126,883)	3,571
3	JPPC	LME Aluminum Futures^	02/2017	(129,330)	(126,862)	2,468
6	JPPC	LME Aluminum Futures^	02/2017	(265,401)	(253,608)	11,793
13	JPPC	LME Aluminum Futures^	02/2017	(568,220)	(549,383)	18,837
1	JPPC	LME Aluminum Futures^	02/2017	(42,715)	(42,250)	465
13	JPPC	LME Aluminum Futures^	02/2017	(549,071)	(549,168)	(97)
5	JPPC	LME Aluminum Futures^	03/2017	(215,220)	(211,519)	3,701
6	JPPC	LME Aluminum Futures^	03/2017	(258,372)	(253,973)	4,399
2	JPPC	LME Aluminum Futures^	03/2017	(86,088)	(84,677)	1,411
4	JPPC	LME Aluminum Futures^	03/2017	(173,990)	(169,375)	4,615
3	JPPC	LME Aluminum Futures^	03/2017	(130,193)	(126,994)	3,199

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR RISK PARITY FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts: (continued)
61	JPPC	LME Aluminum Futures^	03/2017	$ (2,618,228)	$ (2,581,444)	$ 36,784
16	JPPC	LME Aluminum Futures^	03/2017	(697,561)	(677,200)	20,361
3	JPPC	LME Aluminum Futures^	03/2017	(126,974)	(126,972)	2
4	JPPC	LME Copper Futures^	01/2017	(466,988)	(552,475)	(85,487)
1	JPPC	LME Copper Futures^	01/2017	(115,898)	(138,127)	(22,229)
3	JPPC	LME Copper Futures^	02/2017	(443,843)	(414,840)	29,003
14	JPPC	LME Copper Futures^	02/2017	(1,956,466)	(1,935,696)	20,770
4	JPPC	LME Copper Futures^	02/2017	(546,490)	(553,000)	(6,510)
1	JPPC	LME Copper Futures^	03/2017	(143,589)	(138,323)	5,266
1	JPPC	LME Copper Futures^	03/2017	(143,698)	(138,369)	5,329
1	JPPC	LME Lead Futures^	01/2017	(51,068)	(50,003)	1,065
1	JPPC	LME Lead Futures^	01/2017	(50,317)	(50,056)	261
1	JPPC	LME Lead Futures^	01/2017	(49,574)	(50,091)	(517)
3	JPPC	LME Lead Futures^	01/2017	(154,418)	(150,348)	4,070
1	JPPC	LME Lead Futures^	01/2017	(51,823)	(50,120)	1,703
1	JPPC	LME Lead Futures^	02/2017	(51,898)	(50,145)	1,753
2	JPPC	LME Lead Futures^	02/2017	(108,295)	(100,339)	7,956
5	JPPC	LME Lead Futures^	02/2017	(271,221)	(250,920)	20,301
3	JPPC	LME Lead Futures^	02/2017	(162,500)	(150,587)	11,913
1	JPPC	LME Lead Futures^	03/2017	(59,284)	(50,244)	9,040
1	JPPC	LME Lead Futures^	03/2017	(57,473)	(50,276)	7,197
13	JPPC	LME Lead Futures^	03/2017	(703,839)	(653,900)	49,939
1	JPPC	LME Lead Futures^	03/2017	(58,562)	(50,296)	8,266
1	JPPC	LME Lead Futures^	03/2017	(50,010)	(50,406)	(396)
2	JPPC	LME Nickel Futures^	01/2017	(121,986)	(119,587)	2,399
1	JPPC	LME Nickel Futures^	01/2017	(61,599)	(59,854)	1,745
1	JPPC	LME Nickel Futures^	02/2017	(62,748)	(59,911)	2,837
1	JPPC	LME Nickel Futures^	02/2017	(70,558)	(59,939)	10,619
5	JPPC	LME Nickel Futures^	02/2017	(335,909)	(299,770)	36,139
1	JPPC	LME Nickel Futures^	02/2017	(67,631)	(59,966)	7,665
1	JPPC	LME Nickel Futures^	03/2017	(68,608)	(60,039)	8,569
8	JPPC	LME Nickel Futures^	03/2017	(528,838)	(480,528)	48,310
3	JPPC	LME Zinc Futures^	01/2017	(176,693)	(192,285)	(15,592)
1	JPPC	LME Zinc Futures^	02/2017	(61,481)	(64,163)	(2,682)
1	JPPC	LME Zinc Futures^	02/2017	(64,224)	(64,202)	22
2	JPPC	LME Zinc Futures^	03/2017	(137,104)	(128,519)	8,585
1	JPPC	LME Zinc Futures^	03/2017	(68,476)	(64,303)	4,173
1	JPPC	LME Zinc Futures^	03/2017	(70,529)	(64,313)	6,216
6	JPPC	LME Zinc Futures^	03/2017	(402,406)	(386,100)	16,306
2	JPPC	LME Zinc Futures^	03/2017	(128,195)	(128,746)	(551)
2	JPPC	LME Zinc Futures^	03/2017	(128,095)	(128,793)	(698)

				(15,078,090)	(14,776,659)	301,431

				$443,904,253	$444,432,817	$528,564

^	Represents positions held in the respective Subsidiary (See Note 2).

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR RISK PARITY FUND

Forward foreign currency exchange contracts outstanding as of December 31, 2016:

Over the Counter

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
Brazilian Real, Expiring 03/15/17*	CITI	BRL	19,694,800	$5,624,063	$5,934,183	$310,120
Brazilian Real, Expiring 03/15/17*	JPMC	BRL	27,280,200	7,773,048	8,219,719	446,671
Chinese Renminbi, Expiring 03/15/17*	CITI	CNY	10,137,800	1,450,327	1,426,459	(23,868)
Chinese Renminbi, Expiring 03/15/17*	JPMC	CNY	10,780,200	1,545,589	1,516,849	(28,740)
Euro, Expiring 03/15/17	CITI	EUR	931,600	1,000,879	984,105	(16,774)
Euro, Expiring 03/15/17	JPMC	EUR	1,397,400	1,500,885	1,476,157	(24,728)
Hungarian Forint, Expiring 03/16/17	CITI	HUF	1,092,878,800	3,728,768	3,726,874	(1,894)
Hungarian Forint, Expiring 03/16/17	JPMC	HUF	1,639,318,200	5,593,170	5,590,311	(2,859)
Indian Rupee, Expiring 03/15/17*	CITI	INR	257,897,400	3,770,496	3,770,074	(422)
Indian Rupee, Expiring 03/15/17*	JPMC	INR	280,536,600	4,093,287	4,101,026	7,739
Korean Won, Expiring 03/15/17*	CITI	KRW	4,445,700,400	3,804,740	3,681,176	(123,564)
Korean Won, Expiring 03/15/17*	JPMC	KRW	6,061,947,599	5,186,869	5,019,482	(167,387)
Mexican Peso, Expiring 03/15/17	CITI	MXN	100,075,400	4,788,744	4,782,480	(6,264)
Mexican Peso, Expiring 03/15/17	JPMC	MXN	134,850,600	6,437,523	6,444,343	6,820
Poland Zloty, Expiring 03/15/17	CITI	PLN	12,536,000	2,971,750	2,992,019	20,269
Poland Zloty, Expiring 03/15/17	JPMC	PLN	18,804,000	4,457,601	4,488,030	30,429
Turkish Lira, Expiring 03/15/17	CITI	TRY	15,122,400	4,288,281	4,223,924	(64,357)
Turkish Lira, Expiring 03/15/17	JPMC	TRY	21,567,600	6,119,989	6,024,170	(95,819)
South African Rand, Expiring 03/15/17	CITI	ZAR	70,667,801	5,043,482	5,077,964	34,482
South African Rand, Expiring 03/15/17	JPMC	ZAR	92,257,201	6,575,596	6,629,310	53,714

				$85,755,087	$86,108,655	$353,568

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
Brazilian Real, Expiring 03/15/17*	CITI	BRL	(768,000)	$(223,428)	$(231,404)	$(7,976)
Brazilian Real, Expiring 03/15/17*	JPMC	BRL	(1,152,000)	(335,142)	(347,106)	(11,964)
Swiss Franc, Expiring 03/15/17	CITI	CHF	(114,400)	(113,565)	(112,841)	724

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR RISK PARITY FUND

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
Swiss Franc, Expiring 03/15/17	JPMC	CHF	(162,600)	$ (161,441)	$ (160,385)	$ 1,056
Chinese Renminbi, Expiring 03/15/17*	CITI	CNY	(128,000)	(18,152)	(18,010)	142
Euro, Expiring 03/15/17	CITI	EUR	(33,588,122)	(35,891,582)	(35,481,146)	410,436
Euro, Expiring 03/15/17	JPMC	EUR	(47,289,181)	(50,608,315)	(49,954,398)	653,917
British Pound, Expiring 03/15/17	CITI	GBP	(6,052,612)	(7,600,471)	(7,472,272)	128,199
British Pound, Expiring 03/15/17	JPMC	GBP	(9,078,916)	(11,400,689)	(11,208,406)	192,283
Hong Kong Dollar, Expiring 03/15/17	CITI	HKD	(6,310,600)	(813,676)	(814,026)	(350)
Hong Kong Dollar, Expiring 03/15/17	JPMC	HKD	(1,382,400)	(178,386)	(178,320)	66
Hungarian Forint, Expiring 03/16/17	CITI	HUF	(428,404,000)	(1,453,656)	(1,460,920)	(7,264)
Hungarian Forint, Expiring 03/16/17	JPMC	HUF	(415,962,000)	(1,411,748)	(1,418,489)	(6,741)
Indian Rupee, Expiring 03/15/17*	CITI	INR	(32,785,200)	(476,909)	(479,270)	(2,361)
Indian Rupee, Expiring 03/15/17*	JPMC	INR	(49,177,800)	(715,361)	(718,906)	(3,545)
Korean Won, Expiring 03/15/17*	CITI	KRW	(113,573,600)	(94,747)	(94,042)	705
Korean Won, Expiring 03/15/17*	JPMC	KRW	(170,360,400)	(142,119)	(141,064)	1,055
Mexican Peso, Expiring 03/15/17	CITI	MXN	(2,740,000)	(132,726)	(130,941)	1,785
Mexican Peso, Expiring 03/15/17	JPMC	MXN	(4,110,000)	(199,088)	(196,412)	2,676
Poland Zloty, Expiring 03/15/17	CITI	PLN	(3,988,200)	(951,654)	(951,880)	(226)
Poland Zloty, Expiring 03/15/17	JPMC	PLN	(4,777,800)	(1,140,134)	(1,140,337)	(203)
Turkish Lira, Expiring 03/15/17	CITI	TRY	(2,033,200)	(573,779)	(567,905)	5,874
Turkish Lira, Expiring 03/15/17	JPMC	TRY	(3,049,800)	(861,406)	(851,857)	9,549

				(115,498,174)	(114,130,337)	1,367,837

				$(29,743,087)	$(28,021,682)	$1,721,405

*	Non-deliverable forward (See Note 4).

BRL - Brazilian Real

CHF - Swiss Franc

CNY - Chinese Renminbi

CZK - Czech Republic Koruna

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

HUF - Hungarian Forint

INR - Indian Rupee

KRW - Korean Won

MXN - Mexican Peso

PLN - Poland Zloty

SGD - Singapore Dollar

TRY - Turkish Lira

TWD - New Taiwan Dollar

USD - United States Dollar

ZAR - South African Rand

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR RISK PARITY FUND

Collateral pledged to, or (received from), each counterparty at December 31, 2016 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ CENTRALLY CLEARED	TOTAL
BANA
Investment Companies	$160,000	$—	$160,000

BARC
Cash	—	6,046,154	6,046,154

CITG
Cash	—	4,045,880	4,045,880

CITI
Investment Companies	1,260,793	—	1,260,793

GSCO
Cash	—	(839,823)	(839,823)
U.S. Treasury Inflation Protected Securities	—	1,168,686	1,168,686

GSIN
Investment Companies	530,156	—	530,156

JPMC
Investment Companies	7,800,000	—	7,800,000

JPMS
Cash	—	22,029	22,029

MSCL
Cash	—	1,129,263	1,129,263
U.S. Treasury Inflation Protected Securities	—	2,011,525	2,011,525

MSCS
Investment Companies	1,744,282	—	1,744,282

Collateral pledged to, or (received from), each counterparty for the Subsidiary (See Note 2) at December 31, 2016 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ CENTRALLY CLEARED	TOTAL
CITI
Investment Companies	$320,275	$—	$320,275

GSCO
Cash	—	661,665	661,665

JPPC
Cash	—	1,073,411	1,073,411

MACQ
Investment Companies	80,376	—	80,376

MLIN
Investment Companies	60,577	—	60,577

MSCL
Cash	—	3,951,856	3,951,856

SOCG
Investment Companies	300,722	—	300,722

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR RISK PARITY II HV FUND

INVESTMENTS		PRINCIPAL AMOUNT	VALUE
FOREIGN GOVERNMENT SECURITIES - 23.8%
Deutsche Bundesrepublik Inflation Linked Bond
1.75%, 4/15/2020	EUR	1,498,842	$1,751,027
0.10%, 4/15/2023	EUR	833,312	961,248
0.10%, 4/15/2026	EUR	1,926,277	2,272,885
France Government Bond OAT
2.25%, 7/25/2020	EUR	1,350,327	1,619,432
0.10%, 7/25/2021	EUR	405,448	457,524
1.10%, 7/25/2022	EUR	545,635	651,517
0.25%, 7/25/2024	EUR	613,158	708,061
0.10%, 3/1/2025	EUR	602,982	686,214
United Kingdom Index Linked Treasury Gilt
0.13%, 3/22/2024	GBP	1,573,214	2,280,381
0.13%, 3/22/2026	GBP	1,230,684	1,831,701

TOTAL FOREIGN GOVERNMENT SECURITIES (Cost $13,852,662)			13,219,990

U.S. TREASURY OBLIGATIONS - 32.7%
U.S. Treasury Inflation Protected Securities
0.13%, 4/15/2020 (a)		$4,720,000	4,922,747
0.13%, 4/15/2021 (a)		5,460,000	5,600,633
0.38%, 7/15/2025		1,990,000	2,017,468
0.63%, 1/15/2026		2,700,000	2,770,911
0.13%, 7/15/2026		2,960,000	2,886,538

TOTAL U.S. TREASURY OBLIGATIONS (Cost $18,127,376)			18,198,297

SHORT-TERM INVESTMENTS - 59.2%

REPURCHASE AGREEMENTS - 5.9%
BNP Paribas, 0.60%, dated 12/29/2016, due 1/5/2017, repurchase price $1,350,533, collateralized by U.S. Treasury Inflation Indexed Note, 0.13%, due 4/15/2020		1,350,375	1,350,375
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.60%, dated 12/29/2016, due 1/5/2017, repurchase price $1,928,850, collateralized by U.S. Treasury Inflation Indexed Note, 0.13%, due 4/15/2019		1,928,625	1,928,625

TOTAL REPURCHASE AGREEMENTS (Cost $3,279,000)			3,279,000

		SHARES
INVESTMENT COMPANIES - 36.7%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Shares, 0.36%(b)(c)		240,354	240,354
Dreyfus Treasury & Agency Cash Management, Class I, 0.39% (b)(c)		961,416	961,416

INVESTMENTS	SHARES	VALUE
INVESTMENT COMPANIES - 36.7% (continued)
J.P. Morgan U.S. Treasury Plus Money Market Fund - IM Shares, 0.41% (b)(c)(d)	17,339,287	$17,339,287
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 0.37% (b)(c)(d)	620,336	620,336
UBS Money Series - UBS Select Treasury Preferred Fund, Class I, 0.39% (b)(c)	1,201,770	1,201,770

TOTAL INVESTMENT COMPANIES (Cost $20,363,163)		20,363,163

	PRINCIPAL AMOUNT
U.S. TREASURY OBLIGATIONS - 16.6%
U.S. Treasury Bills
0.43%, 1/26/2017 (c)(e)	$3,535,000	3,534,049
0.40%, 2/2/2017 (e)	904,000	903,682
0.48%, 3/2/2017 (e)	2,162,000	2,160,314
0.63%, 5/18/2017 (c)(e)	2,631,000	2,625,022

TOTAL U.S. TREASURY OBLIGATIONS (Cost $9,222,653)		9,223,067

TOTAL SHORT-TERM INVESTMENTS (Cost $32,864,816)		32,865,230

TOTAL INVESTMENTS IN SECURITIES AT VALUE - 115.7% (Cost $64,844,854)		64,283,517

LIABILITIES IN EXCESS OF OTHER ASSETS - (15.7%) (f)		(8,737,518)

NET ASSETS - 100.0%		$55,545,999

(a)	On 12/31/2016, securities valued at $10,523,380 were pledged as collateral for reverse repurchase agreements outstanding.
(b)	Represents 7-day effective yield as of 12/31/2016.
(c)	All or a portion represents positions held in the respective Subsidiary (See Note 2).
(d)	All or a portion of the security pledged as collateral for forward foreign currency exchange and swap contracts.
(e)	The rate shown was the effective yield at the date of purchase.
(f)	Includes appreciation/(depreciation) on forward foreign currency exchange, futures and swap contracts.

All securities are Level 2 with respect to ASC 820 (See Note 5).

The following abbreviations are used in portfolio descriptions:

EUR - Euro

GBP - British Pound

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR RISK PARITY II HV FUND

Reverse repurchase agreements at December 31, 2016:

Over the Counter

COUNTERPARTY	TRADE DATE	RATE	DUE DATE	PRINCIPAL AMOUNT AND VALUE OF REVERSE REPURCHASE AGREEMENT
BNP Paribas	12/6/2016	1.15%	1/12/2017	$6,208,125
Merrill Lynch, Pierce, Fenner & Smith, Inc.	12/6/2016	0.95%	1/12/2017	5,419,712
Merrill Lynch, Pierce, Fenner & Smith, Inc.	12/7/2016	1.05%	1/12/2017	1,016,250
Merrill Lynch, Pierce, Fenner & Smith, Inc.	12/8/2016	1.10%	1/12/2017	203,500
Merrill Lynch, Pierce, Fenner & Smith, Inc.	12/12/2016	1.10%	1/12/2017	813,000

				$13,660,587

The weighted average daily balance of the reverse repurchase agreements during the year ended December 31, 2016 was $11,022,335 at a net weighted average interest rate of 0.592%

Total return swap contracts outstanding as of December 31, 2016:

Over the Counter

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
GSIN	Bovespa Index February Futures	02/2017	BRL	2,754,924	$(900)
CITI	Coffee ‘C’ March Futures^	02/2017	USD	231,619	(26,044)
SOCG	Coffee ‘C’ March Futures^	02/2017	USD	177,496	(23,315)
MACQ	Coffee ‘C’ March Futures^	02/2017	USD	58,575	(7,181)
CITI	Corn March Futures^	02/2017	USD	536,510	(8,510)
SOCG	Corn March Futures^	02/2017	USD	317,782	(982)
MACQ	Corn March Futures^	02/2017	USD	176,747	(747)
CITI	Cotton No. 2 March Futures^	02/2017	USD	307,667	10,258
CITI	Cotton No. 2 March Futures^	02/2017	USD	(33,818)	(895)
SOCG	Cotton No. 2 March Futures^	02/2017	USD	(34,086)	581
SOCG	Cotton No. 2 March Futures^	02/2017	USD	137,286	4,014
MACQ	Cotton No. 2 March Futures^	02/2017	USD	34,915	410
BANA	Hang Seng Index January Futures	01/2017	HKD	2,158,239	4,895
GSIN	Hang Seng Index January Futures	01/2017	HKD	1,081,510	2,139
MACQ	Hard Red Winter Wheat March Futures^	02/2017	USD	21,049	(124)
BANA	H-SHARES Index January Futures	01/2017	HKD	10,573,510	28,712
GSIN	H-SHARES Index January Futures	01/2017	HKD	9,663,362	25,019
BANA	KOSPI Index 200 March Futures	03/2017	KRW	498,983,000	18,047
GSIN	KOSPI Index 200 March Futures	03/2017	KRW	126,237,500	3,238
SOCG	Lean Hogs February Futures^	02/2017	USD	171,559	40,121
GSIN	Lean Hogs February Futures^	02/2017	USD	49,372	3,548
MACQ	Lean Hogs February Futures^	02/2017	USD	(86,447)	(19,398)
MACQ	Lean Hogs February Futures^	02/2017	USD	256,702	60,818
SOCG	Live Cattle February Futures^	02/2017	USD	84,545	8,295
MACQ	Live Cattle February Futures^	02/2017	USD	295,361	29,579
BANA	MSCI Taiwan Stock Index January Futures	01/2017	USD	67,825	935
GSIN	MSCI Taiwan Stock Index January Futures	01/2017	USD	1,190,502	12,798
GSIN	SGX S&P CNX Nifty Index January Futures	01/2017	USD	399,972	9,253
CITI	Soybean March Futures^	02/2017	USD	251,143	(142)
SOCG	Soybean March Futures^	02/2017	USD	50,404	(204)
MACQ	Soybean March Futures^	02/2017	USD	907,097	(3,497)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR RISK PARITY II HV FUND

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
CITI	Soybean Meal March Futures^	02/2017	USD	94,570	$ 410
GSIN	Soybean Meal March Futures^	02/2017	USD	32,250	(590)
CITI	Soybean Oil March Futures^	02/2017	USD	91,282	(8,098)
SOCG	Soybean Oil March Futures^	02/2017	USD	341,321	(29,381)
MACQ	Soybean Oil March Futures^	02/2017	USD	45,542	(3,949)
GSIN	Swiss Market Index March Futures	03/2017	CHF	478,585	11,534
GSIN	Taiwan Stock Exchange January Futures	01/2017	TWD	11,098,782	445
CITI	Wheat March Futures^	02/2017	USD	(20,781)	1,619
CITI	Wheat March Futures^	02/2017	USD	20,781	(381)
MACQ	Wheat March Futures^	02/2017	USD	63,719	(2,519)
MACQ	Wheat March Futures^	02/2017	USD	(63,719)	4,599

					$144,410

^	Represents positions held in the respective Subsidiary (See Note 2).

Open futures contracts outstanding at December 31, 2016:

Exchange Traded

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts:
61	GSCO	Brent Crude Futures^	02/2017	$3,413,613	$3,506,890	$93,277
1	MSCL	Cocoa Futures^	03/2017	27,288	21,260	(6,028)
4	MSCL	Coffee ‘C’ Futures^	03/2017	233,400	205,575	(27,825)
24	MSCL	Corn Futures^	03/2017	426,759	422,400	(4,359)
1	MSCL	Cotton No. 2 Futures^	03/2017	35,727	35,325	(402)
2	MSCL	Feeder Cattle Futures^	03/2017	115,427	125,100	9,673
19	GSCO	Gas Oil Futures^	03/2017	929,210	964,250	35,040
20	MSCL	Gasoline RBOB Futures^	02/2017	1,313,215	1,416,576	103,361
24	MSCL	Gold 100 OZ Futures^	02/2017	3,095,487	2,764,080	(331,407)
2	MSCL	Hard Red Winter Wheat Futures^	03/2017	42,161	41,850	(311)
11	MSCL	Heating Oil ULSD Futures^	02/2017	770,514	802,957	32,443
1	MSCL	Lean Hogs Futures^	02/2017	24,468	26,460	1,992
11	MSCL	Live Cattle Futures^	02/2017	467,471	510,620	43,149
1	JPPC	LME Aluminum Futures^	01/2017	42,101	42,450	349
1	JPPC	LME Aluminum Futures^	01/2017	40,387	42,322	1,935
2	JPPC	LME Aluminum Futures^	01/2017	84,155	84,609	454
1	JPPC	LME Aluminum Futures^	02/2017	44,252	42,268	(1,984)
3	JPPC	LME Aluminum Futures^	02/2017	130,957	126,780	(4,177)
1	JPPC	LME Aluminum Futures^	02/2017	42,852	42,250	(602)
3	JPPC	LME Aluminum Futures^	02/2017	126,757	126,731	(26)
3	JPPC	LME Aluminum Futures^	03/2017	129,207	126,911	(2,296)
1	JPPC	LME Aluminum Futures^	03/2017	43,127	42,338	(789)
1	JPPC	LME Aluminum Futures^	03/2017	43,600	42,332	(1,268)
58	JPPC	LME Aluminum Futures^	03/2017	2,456,913	2,454,487	(2,426)
4	JPPC	LME Aluminum Futures^	03/2017	173,662	169,300	(4,362)
1	JPPC	LME Aluminum Futures^	03/2017	43,102	42,317	(785)
1	JPPC	LME Aluminum Futures^	03/2017	42,506	42,324	(182)
1	JPPC	LME Aluminum Futures^	03/2017	42,156	42,325	169
2	JPPC	LME Copper Futures^	01/2017	233,094	276,237	43,143
4	JPPC	LME Copper Futures^	02/2017	560,331	553,056	(7,275)
1	JPPC	LME Copper Futures^	02/2017	136,910	138,250	1,340
16	JPPC	LME Copper Futures^	03/2017	2,014,217	2,213,900	199,683

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR RISK PARITY II HV FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts: (continued)
2	JPPC	LME Copper Futures^	03/2017	$ 274,506	$ 276,713	$ 2,207
1	JPPC	LME Lead Futures^	01/2017	49,321	50,091	770
1	JPPC	LME Lead Futures^	01/2017	51,643	50,120	(1,523)
1	JPPC	LME Lead Futures^	02/2017	54,503	50,184	(4,319)
1	JPPC	LME Lead Futures^	02/2017	54,003	50,196	(3,807)
8	JPPC	LME Lead Futures^	03/2017	416,585	402,400	(14,185)
1	JPPC	LME Nickel Futures^	01/2017	61,023	59,793	(1,230)
2	JPPC	LME Nickel Futures^	02/2017	134,285	119,908	(14,377)
1	JPPC	LME Nickel Futures^	02/2017	66,813	59,981	(6,832)
10	JPPC	LME Nickel Futures^	03/2017	625,362	600,660	(24,702)
1	JPPC	LME Nickel Futures^	03/2017	60,610	60,116	(494)
1	JPPC	LME Zinc Futures^	03/2017	68,102	64,259	(3,843)
10	JPPC	LME Zinc Futures^	03/2017	590,441	643,500	53,059
1	JPPC	LME Zinc Futures^	03/2017	65,601	64,367	(1,234)
1	JPPC	LME Zinc Futures^	03/2017	63,719	64,397	678
12	MSCL	Natural Gas Futures^	02/2017	437,808	442,080	4,272
14	MSCL	Silver Futures^	03/2017	1,276,853	1,119,230	(157,623)
13	MSCL	Soybean Futures^	03/2017	653,786	652,600	(1,186)
7	MSCL	Soybean Meal Futures^	03/2017	221,839	221,620	(219)
4	MSCL	Soybean Oil Futures^	03/2017	90,696	83,184	(7,512)
37	MSCL	Sugar #11 (World Markets) Futures^	02/2017	841,306	808,494	(32,812)
12	MSCL	Wheat Futures^	03/2017	251,485	244,800	(6,685)
49	MSCL	WTI Crude Futures^	02/2017	2,577,309	2,678,340	101,031
4	BARC	Amsterdam Index Futures	01/2017	400,179	406,828	6,649
19	BARC	CAC40 Index Futures	01/2017	955,349	972,617	17,268
5	BARC	DAX Index Futures	03/2017	1,482,326	1,508,579	26,253
24	BARC	E-Mini Russell 2000 Futures	03/2017	1,656,728	1,628,280	(28,448)
67	BARC	Euro Stoxx 50 Index Futures	03/2017	2,266,882	2,311,188	44,306
31	BARC	FTSE 100 Index Futures	03/2017	2,630,299	2,693,410	63,111
3	JPMS	FTSE/JSE Top 40 Index Futures	03/2017	97,188	96,782	(406)
6	BARC	Hang Seng Index Futures	01/2017	834,469	849,649	15,180
1	BARC	IBEX 35 Index Futures	01/2017	98,418	98,037	(381)
5	BARC	KOSPI Index 200 Futures	03/2017	521,649	538,273	16,624
159	BARC	S&P 500 E-Mini Futures	03/2017	17,893,264	17,777,790	(115,474)
12	BARC	S&P MID 400 E-Mini Futures	03/2017	2,021,494	1,990,920	(30,574)
4	BARC	S&P/Toronto Stock Exchange 60 Index Futures	03/2017	534,373	534,406	33
4	BARC	SGX S&P CNX Nifty Index Futures	01/2017	64,091	65,476	1,385
5	BARC	SPI 200 Index Futures	03/2017	497,810	507,952	10,142
25	BARC	TOPIX Index Futures	03/2017	3,158,505	3,247,059	88,554
14	JPMS	Australia 10-Year Bond Futures	03/2017	1,284,055	1,290,595	6,540
23	GSCO	Canadian 10-Year Bond Futures	03/2017	2,380,388	2,355,930	(24,458)
129	GSCO	Euro-Bund Futures	03/2017	22,069,351	22,290,232	220,881
368	MSCL	U.S. Treasury 10-Year Note Futures	03/2017	45,935,903	45,735,500	(200,403)

				133,095,346	133,261,066	165,720

Short Contracts:
1	JPPC	LME Aluminum Futures^	01/2017	$(42,023)	$(42,450)	$(427)
1	JPPC	LME Aluminum Futures^	01/2017	(40,398)	(42,322)	(1,924)
2	JPPC	LME Aluminum Futures^	01/2017	(84,233)	(84,609)	(376)
1	JPPC	LME Aluminum Futures^	02/2017	(44,233)	(42,267)	1,966
3	JPPC	LME Aluminum Futures^	02/2017	(131,128)	(126,781)	4,347
1	JPPC	LME Aluminum Futures^	02/2017	(42,715)	(42,250)	465
3	JPPC	LME Aluminum Futures^	02/2017	(126,709)	(126,731)	(22)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR RISK PARITY II HV FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts: (continued)
3	JPPC	LME Aluminum Futures^	03/2017	$ (129,132)	$ (126,911)	$ 2,221
1	JPPC	LME Aluminum Futures^	03/2017	(43,044)	(42,339)	705
1	JPPC	LME Aluminum Futures^	03/2017	(43,398)	(42,332)	1,066
17	JPPC	LME Aluminum Futures^	03/2017	(729,507)	(719,419)	10,088
4	JPPC	LME Aluminum Futures^	03/2017	(174,390)	(169,300)	5,090
1	JPPC	LME Aluminum Futures^	03/2017	(43,060)	(42,317)	743
1	JPPC	LME Aluminum Futures^	03/2017	(42,324)	(42,324)	—
1	JPPC	LME Aluminum Futures^	03/2017	(42,427)	(42,325)	102
2	JPPC	LME Copper Futures^	01/2017	(233,494)	(276,237)	(42,743)
4	JPPC	LME Copper Futures^	02/2017	(558,990)	(553,056)	5,934
1	JPPC	LME Copper Futures^	02/2017	(136,622)	(138,249)	(1,627)
2	JPPC	LME Copper Futures^	03/2017	(274,494)	(276,737)	(2,243)
2	JPPC	LME Copper Futures^	03/2017	(274,337)	(276,713)	(2,376)
1	JPPC	LME Lead Futures^	01/2017	(49,574)	(50,091)	(517)
1	JPPC	LME Lead Futures^	01/2017	(51,823)	(50,120)	1,703
1	JPPC	LME Lead Futures^	02/2017	(54,244)	(50,184)	4,060
1	JPPC	LME Lead Futures^	02/2017	(54,167)	(50,196)	3,971
3	JPPC	LME Lead Futures^	03/2017	(158,123)	(150,900)	7,223
1	JPPC	LME Nickel Futures^	01/2017	(60,993)	(59,793)	1,200
2	JPPC	LME Nickel Futures^	02/2017	(134,364)	(119,909)	14,455
1	JPPC	LME Nickel Futures^	02/2017	(66,913)	(59,981)	6,932
3	JPPC	LME Nickel Futures^	03/2017	(201,308)	(180,198)	21,110
1	JPPC	LME Nickel Futures^	03/2017	(60,702)	(60,116)	586
1	JPPC	LME Zinc Futures^	03/2017	(68,552)	(64,259)	4,293
1	JPPC	LME Zinc Futures^	03/2017	(68,185)	(64,350)	3,835
1	JPPC	LME Zinc Futures^	03/2017	(64,773)	(64,367)	406
1	JPPC	LME Zinc Futures^	03/2017	(64,048)	(64,397)	(349)

				(4,394,427)	(4,344,530)	49,897

				$128,700,919	$128,916,536	$215,617

^	Represents positions held in the respective Subsidiary (See Note 2).

Forward foreign currency exchange contracts outstanding as of December 31, 2016:

Over the Counter

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
Hong Kong Dollar, Expiring 03/15/17	CITI	HKD	199,000	$25,679	$25,670	$(9)
Hong Kong Dollar, Expiring 03/15/17	JPMC	HKD	243,000	31,357	31,345	(12)

				$57,036	$57,015	$(21)

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
Brazilian Real, Expiring 03/15/17*	CITI	BRL	(12,000)	$(3,408)	$(3,616)	$(208)
Brazilian Real, Expiring 03/15/17*	JPMC	BRL	(18,000)	(5,109)	(5,423)	(314)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR RISK PARITY II HV FUND

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
Swiss Franc, Expiring 03/15/17	CITI	CHF	(17,600)	$ (17,336)	$ (17,359)	$ (23)
Swiss Franc, Expiring 03/15/17	JPMC	CHF	(14,400)	(14,297)	(14,205)	92
Euro, Expiring 03/15/17	CITI	EUR	(3,421,655)	(3,666,368)	(3,614,499)	51,869
Euro, Expiring 03/15/17	JPMC	EUR	(5,132,482)	(5,499,545)	(5,421,748)	77,797
British Pound, Expiring 03/15/17	CITI	GBP	(1,311,593)	(1,647,104)	(1,619,232)	27,872
British Pound, Expiring 03/15/17	JPMC	GBP	(1,967,388)	(2,470,652)	(2,428,846)	41,806
Hong Kong Dollar, Expiring 03/15/17	CITI	HKD	(1,374,000)	(177,144)	(177,237)	(93)

				(13,500,963)	(13,302,165)	198,798

				$(13,443,927)	$(13,245,150)	$198,777

*	Non-deliverable forward (See Note 4).

BRL - Brazilian Real

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

KRW - Korean Won

TWD - New Taiwan Dollar

USD - United States Dollar

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR RISK PARITY II HV FUND

Collateral pledged to, or (received from), each counterparty at December 31, 2016 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ CENTRALLY CLEARED	TOTAL
BARC
Cash	$—	$1,574,987	$1,574,987

BNPP
U.S. Treasury Inflation Protected Securities	4,922,747	—	4,922,747

CITI
Investment Companies	100,519	—	100,519

GSCO
Cash	—	134,154	134,154

GSIN
Investment Companies	620,336	—	620,336

JPMC
Cash	330,000	—	330,000

JPMS
Cash	—	28,755	28,755

MSCL
Cash	—	914,650	914,650

MPFS
U.S. Treasury Inflation Protected Securities	5,600,633	—	5,600,633

Collateral pledged to, or (received from), each counterparty for the Subsidiary (See Note 2) at December 31, 2016 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ CENTRALLY CLEARED	TOTAL
CITI
Investment Companies	$100,087	$—	$100,087

GSCO
Cash	—	159,811	159,811

JPPC
Cash	—	240,258	240,258

MSCL
Cash	—	1,016,887	1,016,887

SOCG
Investment Companies	110,071	—	110,071

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR RISK PARITY II MV FUND

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
FOREIGN GOVERNMENT SECURITIES - 14.7%
Deutsche Bundesrepublik Inflation Linked Bond
1.75%, 4/15/2020	EUR 1,432,717	$1,673,776
0.10%, 4/15/2023	EUR 729,148	841,093
0.10%, 4/15/2026	EUR 1,824,894	2,153,259
France Government Bond OAT
2.25%, 7/25/2020	EUR 1,227,570	1,472,210
0.10%, 7/25/2021	EUR405,448	457,524
1.20%, 7/25/2022	EUR545,635	651,517
0.26%, 7/25/2024	EUR613,158	708,062
0.10%, 3/1/2025	EUR602,982	686,214
United Kingdom Index Linked Treasury Gilt
0.13%, 3/22/2024	GBP1,529,514	2,217,037
0.13%, 3/22/2026	GBP1,128,127	1,679,059

TOTAL FOREIGN GOVERNMENT SECURITIES (Cost $13,241,598)		12,539,751

U.S. TREASURY OBLIGATIONS - 20.7%
U.S. Treasury Inflation Protected Securities
0.13%, 4/15/2020 (a)	$ 4,550,000	4,745,445
0.13%, 4/15/2021	5,360,000	5,498,057
0.13%, 7/15/2024	50,000	50,006
0.38%, 7/15/2025	1,910,000	1,936,364
0.63%, 1/15/2026	2,520,000	2,586,183
0.13%, 7/15/2026	2,850,000	2,779,268

TOTAL U.S. TREASURY OBLIGATIONS (Cost $17,498,493)		17,595,323

	SHARES
SHORT-TERM INVESTMENTS - 56.2%
INVESTMENT COMPANIES - 37.9%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Shares, 0.36% (b)(c)	658,753	658,753
Dreyfus Treasury & Agency Cash Management, Class I, 0.39% (b)(c)	2,635,013	2,635,013
J.P. Morgan U.S. Treasury Plus Money Market Fund - IM Shares, 0.41% (b)(c)(d)	25,078,854	25,078,854
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 0.37% (b)(d)	580,336	580,336
UBS Money Series - UBS Select Treasury Preferred Fund, Class I, 0.39% (b)(c)	3,293,767	3,293,767

TOTAL INVESTMENT COMPANIES (Cost $32,246,723)		32,246,723

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
U.S. TREASURY OBLIGATIONS - 18.3%
U.S. Treasury Bills
0.34%, 1/5/2017 (e)	$1,184,000	$1,183,976
0.43%, 1/26/2017 (c)(e)	5,468,000	5,466,529
0.40%, 2/2/2017 (c)(e)	3,467,000	3,465,780
0.48%, 3/2/2017 (c)(e)	2,384,000	2,382,141
0.42%, 3/30/2017 (e)	489,000	488,417
0.49%, 4/6/2017 (e)	2,653,000	2,649,389

TOTAL U.S. TREASURY OBLIGATIONS (Cost $15,636,303)		15,636,232

TOTAL SHORT-TERM INVESTMENTS (Cost $47,883,026)		47,882,955

TOTAL INVESTMENTS IN SECURITIES AT VALUE - 91.6% (Cost $78,623,117)		78,018,029

OTHER ASSETS IN EXCESS OF LIABILITIES - 8.4% (f)		7,121,710

NET ASSETS - 100.0%		$85,139,739

(a)	All or a portion of the security pledged as collateral for futures contracts.
(b)	Represents 7-day effective yield as of 12/31/2016.
(c)	All or a portion represents positions held in the respective Subsidiary (See Note 2).
(d)	All or a portion of the security pledged as collateral for forward foreign currency exchange and swap contracts.
(e)	The rate shown was the effective yield at the date of purchase.
(f)	Includes appreciation/(depreciation) on forward foreign currency exchange, futures and swap contracts.

All securities are Level 2 with respect to ASC 820 (See Note 5).

The following abbreviations are used in portfolio descriptions:

EUR - Euro

GBP - British Pound

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR RISK PARITY II MV FUND

Total return swap contracts outstanding as of December 31, 2016:

Over the Counter

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
GSIN	Bovespa Index January Futures	02/2017	BRL	2,138,781	$479
MACQ	Brent Crude February Futures^	03/2017	USD	54,705	2,785
MACQ	Brent Crude January Futures^	02/2017	USD	(47,905)	(2,725)
MACQ	Brent Crude January Futures^	02/2017	USD	47,905	8,915
CITI	Coffee ‘C’ March Futures^	02/2017	USD	290,203	(33,234)
SOCG	Coffee ‘C’ March Futures^	02/2017	USD	56,876	(5,482)
MACQ	Coffee ‘C’ March Futures^	02/2017	USD	58,178	(6,784)
CITI	Corn March Futures^	02/2017	USD	628,135	(12,135)
SOCG	Corn March Futures^	02/2017	USD	300,168	(968)
MACQ	Corn March Futures^	02/2017	USD	300,697	(1,497)
CITI	Cotton No. 2 March Futures^	02/2017	USD	(33,818)	(895)
CITI	Cotton No. 2 March Futures^	02/2017	USD	342,545	10,705
SOCG	Cotton No. 2 March Futures^	02/2017	USD	68,847	1,803
MACQ	Cotton No. 2 March Futures^	02/2017	USD	102,498	3,477
MACQ	Cotton No. 2 March Futures^	02/2017	USD	(34,075)	125
SOCG	Gold 100 OZ February Futures^	01/2017	USD	127,770	(12,600)
MACQ	Gold 100 OZ February Futures^	02/2017	USD	127,870	(12,700)
BANA	Hang Seng Index January Futures	01/2017	HKD	1,076,335	2,806
GSIN	Hang Seng Index January Futures	01/2017	HKD	1,076,943	2,728
SOCG	Hard Red Winter Wheat March Futures^	02/2017	USD	21,004	(79)
BANA	H-SHARES Index January Futures	01/2017	HKD	9,652,794	26,380
GSIN	H-SHARES Index January Futures	01/2017	HKD	11,043,842	28,593
BANA	KOSPI Index 200 January Futures	03/2017	KRW	1,122,711,750	40,606
SOCG	Lean Hogs February Futures^	02/2017	USD	149,723	35,497
GSIN	Lean Hogs February Futures^	02/2017	USD	24,696	1,764
MACQ	Lean Hogs February Futures^	02/2017	USD	352,105	71,255
MACQ	Lean Hogs February Futures^	02/2017	USD	(108,298)	(25,055)
MACQ	Live Cattle February Futures^	02/2017	USD	379,786	37,994
BANA	MSCI Taiwan Stock Index January Futures	01/2017	USD	67,825	935
GSIN	MSCI Taiwan Stock Index January Futures	01/2017	USD	1,156,390	12,530
BANA	NSE Nifty 50 Index January Futures	01/2017	INR	1,190,991	546
BANA	SGX S&P CNX Nifty Index January Futures	01/2017	USD	127,441	3,511
GSIN	SGX S&P CNX Nifty Index January Futures	01/2017	USD	32,000	738
MACQ	Silver March Futures^	03/2017	USD	89,575	(9,630)
CITI	Soybean March Futures^	02/2017	USD	200,809	(9)
SOCG	Soybean March Futures^	02/2017	USD	301,713	(513)
MACQ	Soybean March Futures^	02/2017	USD	705,499	(2,699)
CITI	Soybean Oil March Futures^	02/2017	USD	45,553	(3,961)
SOCG	Soybean Oil March Futures^	02/2017	USD	250,269	(21,513)
MACQ	Soybean Oil March Futures^	02/2017	USD	68,077	(5,689)
CITI	Sugar #11 (World Markets) February Futures^	02/2017	USD	22,719	(868)
GSIN	Swiss Market Index January Futures	03/2017	EUR	398,830	9,603
GSIN	Taiwan Stock Exchange January Futures	01/2017	TWD	12,952,678	391
MACQ	Wheat March Futures^	02/2017	USD	105,827	(3,827)
MACQ	Wheat March Futures^	02/2017	USD	(105,827)	7,179

					$148,482

^	Represents positions held in the respective Subsidiary (See Note 2).

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR RISK PARITY II MV FUND

Open futures contracts outstanding at December 31, 2016:

Exchange Traded

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts:
60	GSCO	Brent Crude Futures^	02/2017	$3,353,770	$3,449,400	$95,630
1	MSCL	Cocoa Futures^	03/2017	27,288	21,260	(6,028)
5	MSCL	Coffee ‘C’ Futures^	03/2017	291,436	256,969	(34,467)
14	MSCL	Corn Futures^	03/2017	249,868	246,400	(3,468)
1	MSCL	Feeder Cattle Futures^	03/2017	57,713	62,550	4,837
19	GSCO	Gas Oil Futures^	03/2017	931,368	964,250	32,882
20	MSCL	Gasoline RBOB Futures^	02/2017	1,318,791	1,416,576	97,785
22	MSCL	Gold 100 OZ Futures^	02/2017	2,833,018	2,533,740	(299,278)
1	MSCL	Hard Red Winter Wheat Futures^	03/2017	21,081	20,925	(156)
9	MSCL	Heating Oil ULSD Futures^	02/2017	625,129	656,964	31,835
12	MSCL	Live Cattle Futures^	02/2017	506,529	557,040	50,511
2	JPPC	LME Aluminum Futures^	01/2017	84,155	84,609	454
1	JPPC	LME Aluminum Futures^	02/2017	43,278	42,294	(984)
1	JPPC	LME Aluminum Futures^	02/2017	44,252	42,268	(1,984)
4	JPPC	LME Aluminum Futures^	02/2017	174,610	169,041	(5,569)
2	JPPC	LME Aluminum Futures^	02/2017	84,505	84,488	(17)
1	JPPC	LME Aluminum Futures^	03/2017	43,077	42,303	(774)
1	JPPC	LME Aluminum Futures^	03/2017	42,653	42,329	(324)
1	JPPC	LME Aluminum Futures^	03/2017	43,127	42,338	(789)
54	JPPC	LME Aluminum Futures^	03/2017	2,288,320	2,285,213	(3,107)
4	JPPC	LME Aluminum Futures^	03/2017	173,662	169,300	(4,362)
4	JPPC	LME Copper Futures^	02/2017	560,331	553,056	(7,275)
1	JPPC	LME Copper Futures^	02/2017	136,910	138,250	1,340
15	JPPC	LME Copper Futures^	03/2017	1,901,250	2,075,532	174,282
1	JPPC	LME Lead Futures^	01/2017	50,252	50,056	(196)
1	JPPC	LME Lead Futures^	01/2017	51,643	50,120	(1,523)
1	JPPC	LME Lead Futures^	02/2017	54,503	50,184	(4,319)
1	JPPC	LME Lead Futures^	02/2017	54,002	50,195	(3,807)
7	JPPC	LME Lead Futures^	03/2017	363,780	352,100	(11,680)
2	JPPC	LME Nickel Futures^	02/2017	134,285	119,908	(14,377)
9	JPPC	LME Nickel Futures^	03/2017	564,699	540,594	(24,105)
1	JPPC	LME Zinc Futures^	03/2017	68,102	64,259	(3,843)
9	JPPC	LME Zinc Futures^	03/2017	520,336	579,150	58,814
12	MSCL	Natural Gas Futures^	02/2017	437,808	442,080	4,272
14	MSCL	Silver Futures^	03/2017	1,273,189	1,119,230	(153,959)
12	MSCL	Soybean Futures^	03/2017	603,255	602,400	(855)
10	MSCL	Soybean Meal Futures^	03/2017	315,253	316,600	1,347
10	MSCL	Soybean Oil Futures^	03/2017	227,886	207,960	(19,926)
38	MSCL	Sugar #11 (World Markets) Futures^	02/2017	865,928	830,346	(35,582)
12	MSCL	Wheat Futures^	03/2017	251,475	244,800	(6,675)
49	MSCL	WTI Crude Futures^	02/2017	2,583,458	2,678,340	94,882
4	BARC	Amsterdam Index Futures	01/2017	402,679	406,828	4,149
18	BARC	CAC40 Index Futures	01/2017	905,330	921,426	16,096
5	BARC	DAX Index Futures	03/2017	1,482,326	1,508,579	26,253
23	BARC	E-Mini Russell 2000 Futures	03/2017	1,588,563	1,560,435	(28,128)
69	BARC	Euro Stoxx 50 Index Futures	03/2017	2,333,783	2,380,179	46,396
33	BARC	FTSE 100 Index Futures	03/2017	2,799,357	2,867,179	67,822
5	JPMS	FTSE/JSE Top 40 Index Futures	03/2017	162,656	161,304	(1,352)
7	BARC	Hang Seng Index Futures	01/2017	974,213	991,256	17,043

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR RISK PARITY II MV FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts: (continued)
2	BARC	KOSPI Index 200 Futures	03/2017	$ 209,260	$ 215,308	$ 6,048
161	BARC	S&P 500 E-Mini Futures	03/2017	18,114,856	18,001,410	(113,446)
11	BARC	S&P MID 400 E-Mini Futures	03/2017	1,854,432	1,825,010	(29,422)
3	BARC	S&P/Toronto Stock Exchange 60 Index Futures	03/2017	400,835	400,805	(30)
14	BARC	SGX S&P CNX Nifty Index Futures	01/2017	224,317	229,166	4,849
5	BARC	SPI 200 Index Futures	03/2017	497,810	507,952	10,142
24	BARC	TOPIX Index Futures	03/2017	3,032,901	3,117,177	84,276
15	JPMS	Australia 10-Year Bond Futures	03/2017	1,375,436	1,382,781	7,345
24	GSCO	Canadian 10-Year Bond Futures	03/2017	2,483,853	2,458,362	(25,491)
127	GSCO	Euro-Bund Futures	03/2017	21,732,353	21,944,646	212,293
372	MSCL	U.S. Treasury 10-Year Note Futures	03/2017	46,441,941	46,232,625	(209,316)

				131,272,876	131,367,845	94,969

Short Contracts:
2	JPPC	LME Aluminum Futures^	01/2017	$(84,233)	$(84,609)	$(376)
1	JPPC	LME Aluminum Futures^	02/2017	(43,485)	(42,295)	1,190
1	JPPC	LME Aluminum Futures^	02/2017	(44,233)	(42,267)	1,966
4	JPPC	LME Aluminum Futures^	02/2017	(174,837)	(169,041)	5,796
2	JPPC	LME Aluminum Futures^	02/2017	(84,472)	(84,487)	(15)
1	JPPC	LME Aluminum Futures^	03/2017	(43,044)	(42,304)	740
1	JPPC	LME Aluminum Futures^	03/2017	(42,708)	(42,329)	379
1	JPPC	LME Aluminum Futures^	03/2017	(43,044)	(42,339)	705
12	JPPC	LME Aluminum Futures^	03/2017	(516,758)	(507,825)	8,933
4	JPPC	LME Aluminum Futures^	03/2017	(174,390)	(169,300)	5,090
4	JPPC	LME Copper Futures^	02/2017	(558,990)	(553,056)	5,934
1	JPPC	LME Copper Futures^	02/2017	(136,622)	(138,249)	(1,627)
1	JPPC	LME Lead Futures^	01/2017	(50,317)	(50,056)	261
1	JPPC	LME Lead Futures^	01/2017	(51,823)	(50,120)	1,703
1	JPPC	LME Lead Futures^	02/2017	(54,244)	(50,184)	4,060
1	JPPC	LME Lead Futures^	02/2017	(54,167)	(50,196)	3,971
3	JPPC	LME Lead Futures^	03/2017	(159,036)	(150,900)	8,136
2	JPPC	LME Nickel Futures^	02/2017	(134,364)	(119,909)	14,455
2	JPPC	LME Nickel Futures^	03/2017	(134,426)	(120,132)	14,294
1	JPPC	LME Zinc Futures^	03/2017	(68,552)	(64,259)	4,293
1	JPPC	LME Zinc Futures^	03/2017	(68,185)	(64,350)	3,835

				(2,721,930)	(2,638,207)	83,723

				$128,550,946	$128,729,638	$178,692

^	Represents positions held in the respective Subsidiary (Note 2).

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR RISK PARITY II MV FUND

Forward foreign currency exchange contracts outstanding as of December 31, 2016:

Over the Counter

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
Hong Kong Dollar, Expiring 03/15/17	CITI	HKD	373,400	$48,182	$48,167	$(15)
Hong Kong Dollar, Expiring 03/15/17	JPMC	HKD	459,600	59,308	59,285	(23)

				$107,490	$107,452	$(38)

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
Brazilian Real, Expiring 03/15/17*	CITI	BRL	(20,000)	$(5,677)	$(6,025)	$(348)
Brazilian Real, Expiring 03/15/17*	JPMC	BRL	(30,000)	(8,517)	(9,040)	(523)
Swiss Franc, Expiring 03/15/17	CITI	CHF	(12,000)	(11,812)	(11,837)	(25)
Swiss Franc, Expiring 03/15/17	JPMC	CHF	(3,000)	(2,978)	(2,960)	18
Euro, Expiring 03/15/17	CITI	EUR	(3,231,102)	(3,462,186)	(3,413,208)	48,978
Euro, Expiring 03/15/17	JPMC	EUR	(4,846,652)	(5,193,273)	(5,119,808)	73,465
British Pound, Expiring 03/15/17	CITI	GBP	(1,281,246)	(1,608,995)	(1,581,766)	27,229
British Pound, Expiring 03/15/17	JPMC	GBP	(1,921,868)	(2,413,488)	(2,372,648)	40,840
Hong Kong Dollar, Expiring 03/15/17	CITI	HKD	(1,288,000)	(166,055)	(166,144)	(89)

				(12,872,981)	(12,683,436)	189,545

				$(12,765,491)	$(12,575,984)	$189,507

*	Non-deliverable forward (See Note 4).

BRL	- Brazilian Real
CHF	- Swiss Franc
EUR	- Euro
GBP	- British Pound
HKD	- Hong Kong Dollar
INR	- Indian Rupee
KRW	- Korean Won
TWD	- New Taiwan Dollar
USD	- United States Dollar

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR RISK PARITY II MV FUND

Collateral pledged to, or (received from), each counterparty at December 31, 2016 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ CENTRALLY CLEARED	TOTAL
BARC
Cash	$—	$1,548,354	$1,548,354

CITI
Investment Companies	90,048	—	90,048

GSCO
Cash	—	(244,049)	(244,049)
U.S. Treasury Inflation Protected Securities	—	385,515	385,515

GSIN
Investment Companies	480,336	—	480,336

JPMC
Cash	320,000	—	320,000

JPMS
Cash	—	35,669	35,669

MSCL
Cash	—	345,254	345,254
U.S. Treasury Inflation Protected Securities	—	604,813	604,813

Collateral pledged to, or (received from), each counterparty for the Subsidiary (See Note 2) at December 31, 2016 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ CENTRALLY CLEARED	TOTAL
CITI
Investment Companies	$160,086	$—	$160,086

GSCO
Cash	—	162,721	162,721

GSIN
Cash	130,000	—	130,000

JPPC
Cash	—	263,770	263,770

MSCL
Cash	—	997,113	997,113

MACQ
Investment Companies	30,138	—	30,138

SOCG
Investment Companies	110,110	—	110,110

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR STYLE PREMIA ALTERNATIVE FUND

INVESTMENTS	SHARES	VALUE
LONG POSITIONS - 113.4%
COMMON STOCKS - 33.7%

Belgium - 0.6%
Ageas (a)	107,020	$4,230,157
bpost SA (a)	170,934	4,040,985
Colruyt SA (a)	29,528	1,459,420
KBC Group NV (a)	106,680	6,591,522
Proximus SADP (a)	60,847	1,749,157
Solvay SA (a)	9,731	1,137,618
Umicore SA (a)	49,709	2,828,015

		22,036,874

Denmark - 0.8%
Danske Bank A/S (a)	52,027	1,574,013
DSV A/S (a)	74,303	3,299,815
GN Store Nord A/S (a)	36,805	761,139
H Lundbeck A/S *(a)	95,792	3,889,255
ISS A/S (a)	135,315	4,560,510
Jyske Bank A/S (a)	31,201	1,483,702
TDC A/S *(a)	362,359	1,857,587
Vestas Wind Systems A/S (a)	153,395	9,934,564
William Demant Holding A/S *(a)	151,271	2,627,497

		29,988,082

Finland - 1.2%
Amer Sports OYJ (a)	49,476	1,312,917
Cargotec OYJ, Class B (a)	68,203	3,070,638
Elisa OYJ (a)	48,157	1,563,247
Huhtamaki OYJ (a)	41,177	1,526,051
Kesko OYJ, Class B (a)	54,766	2,733,135
Kone OYJ, Class B (a)	13,535	604,792
Metso OYJ (a)	66,153	1,881,982
Neste OYJ (a)	390,500	14,943,477
Orion OYJ, Class B (a)	65,785	2,922,948
Stora Enso OYJ, Class R (a)	418,320	4,474,766
UPM-Kymmene OYJ (a)	427,780	10,461,599

		45,495,552

Germany - 4.1%
adidas AG (a)	86,723	13,677,787
Allianz SE (a)	45,298	7,475,885
Aurubis AG (a)	62,709	3,609,057
Axel Springer SE (a)	11,091	537,789
Brenntag AG (a)	43,956	2,436,430
Covestro AG (a)(b)	199,921	13,684,122
Deutsche Lufthansa AG (a)	1,021,127	13,163,073
Deutsche Telekom AG (a)	81,164	1,392,547
Duerr AG (a)	8,033	644,098
Evonik Industries AG (a)	117,943	3,515,741
Freenet AG (a)	177,171	4,979,318
Fresenius Medical Care AG & Co. KGaA (a)	45,684	3,861,253
Hannover Rueck SE (a)	93,503	10,100,885
HeidelbergCement AG (a)	52,396	4,877,019
Hella KGaA Hueck & Co. (a)	38,076	1,433,060
HOCHTIEF AG (a)	47,933	6,692,068
Infineon Technologies AG (a)	378,891	6,553,858
KION Group AG (a)	67,632	3,755,029
Krones AG (a)	5,060	462,147

INVESTMENTS	SHARES	VALUE
Germany - 4.1% (continued)
METRO AG (a)	164,864	$5,479,606
MTU Aero Engines AG (a)	22,148	2,554,768
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (a)	53,362	10,078,902
OSRAM Licht AG (a)	83,455	4,370,152
Rheinmetall AG (a)	47,713	3,202,055
RHOEN-KLINIKUM AG	16,383	442,228
SAP SE (a)	6,654	575,605
Siemens AG (a)	68,026	8,329,099
Software AG (a)	147,497	5,345,800
STADA Arzneimittel AG (a)	84,663	4,373,845
Suedzucker AG (a)	284,466	6,780,698
Talanx AG (a)	78,847	2,633,406
Zalando SE *(a)(b)	17,320	659,792

		157,677,122

Italy - 1.8%
A2A SpA	5,860,850	7,569,173
Atlantia SpA (a)	19,546	457,305
Autogrill SpA	94,575	853,398
Banca Generali SpA	22,841	543,267
Brembo SpA	22,703	1,373,423
Buzzi Unicem SpA	188,897	4,469,653
Davide Campari-Milano SpA (a)	193,362	1,888,616
Enel SpA (a)	3,175,554	13,958,779
FinecoBank Banca Fineco SpA	162,194	906,857
Hera SpA	298,943	688,076
Italgas SpA *	205,695	809,371
Leonardo-Finmeccanica SpA *(a)	182,166	2,551,284
Mediobanca SpA (a)	711,171	5,791,840
Poste Italiane SpA (b)	745,448	4,943,151
Prysmian SpA (a)	277,616	7,115,389
Recordati SpA	141,774	4,016,873
Snam SpA (a)	1,028,476	4,229,967
Terna Rete Elettrica Nazionale SpA (a)	1,144,164	5,232,652
UnipolSai SpA (a)	1,302,015	2,777,098

		70,176,172

Japan - 18.5%
ABC-Mart, Inc. (a)	39,800	2,251,554
Air Water, Inc. (a)	87,000	1,567,193
Aisin Seiki Co. Ltd. (a)	60,800	2,630,782
Alfresa Holdings Corp. (a)	278,000	4,591,719
Amada Holdings Co. Ltd. (a)	425,100	4,735,858
ANA Holdings, Inc. (a)	2,243,000	6,033,731
Aozora Bank Ltd. (a)	2,497,000	8,822,541
Asahi Group Holdings Ltd. (a)	15,700	494,316
Asahi Kasei Corp. (a)	401,000	3,489,211
Astellas Pharma, Inc. (a)	468,900	6,505,216
Bandai Namco Holdings, Inc. (a)	282,400	7,773,048
Bridgestone Corp. (a)	174,200	6,267,853
Brother Industries Ltd. (a)	262,400	4,717,276
Central Japan Railway Co. (a)	32,800	5,385,420
Chubu Electric Power Co., Inc. (a)	511,600	7,119,111
Chugoku Bank Ltd. (The) (a)	108,500	1,556,065
Citizen Watch Co. Ltd. (a)	87,500	521,685
Coca-Cola West Co. Ltd. (a)	80,200	2,360,988
Cosmos Pharmaceutical Corp. (a)	5,300	975,723

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR STYLE PREMIA ALTERNATIVE FUND

INVESTMENTS	SHARES	VALUE
Japan - 18.5% (continued)
Dai Nippon Printing Co. Ltd. (a)	90,000	$887,999
Daicel Corp. (a)	166,000	1,825,011
Daiichi Sankyo Co. Ltd. (a)	394,100	8,047,222
Daikin Industries Ltd. (a)	11,600	1,062,663
DeNA Co. Ltd.	209,500	4,578,637
East Japan Railway Co. (a)	16,700	1,439,853
Ezaki Glico Co. Ltd. (a)	47,200	2,209,065
FamilyMart UNY Holdings Co. Ltd. (a)	80,100	5,329,857
Fuji Electric Co. Ltd. (a)	143,000	738,409
Fuji Heavy Industries Ltd. (a)	366,800	14,945,049
FUJIFILM Holdings Corp. (a)	119,200	4,513,604
Fujitsu Ltd. (a)	921,000	5,100,083
Fukuoka Financial Group, Inc. (a)	391,000	1,734,078
Gunma Bank Ltd. (The) (a)	257,600	1,407,710
Hakuhodo DY Holdings, Inc. (a)	293,100	3,608,995
Hankyu Hanshin Holdings, Inc. (a)	86,500	2,769,802
Haseko Corp. (a)	678,500	6,879,326
Hikari Tsushin, Inc. (a)	18,800	1,750,057
Hino Motors Ltd. (a)	47,900	486,667
Hiroshima Bank Ltd. (The) (a)	125,000	582,477
Hisamitsu Pharmaceutical Co., Inc. (a)	65,400	3,266,532
Hitachi Capital Corp. (a)	126,400	3,103,725
Hitachi Chemical Co. Ltd. (a)	234,600	5,852,400
Hitachi High-Technologies Corp. (a)	233,600	9,395,495
Hitachi Metals Ltd. (a)	174,100	2,343,981
Hokuhoku Financial Group, Inc. (a)	94,300	1,624,597
Hoya Corp. (a)	40,600	1,702,335
Idemitsu Kosan Co. Ltd. (a)	399,200	10,588,912
Iida Group Holdings Co. Ltd. (a)	217,300	4,119,408
Inpex Corp.	140,700	1,406,411
Isuzu Motors Ltd. (a)	140,900	1,781,614
Ito En Ltd. (a)	22,500	745,820
ITOCHU Corp. (a)	658,200	8,715,071
Itochu Techno-Solutions Corp. (a)	183,100	4,752,285
Izumi Co. Ltd. (a)	20,500	881,451
J Front Retailing Co. Ltd. (a)	180,500	2,430,195
Japan Airlines Co. Ltd. (a)	158,600	4,628,072
JSR Corp. (a)	49,500	779,147
JTEKT Corp. (a)	155,600	2,481,166
JX Holdings, Inc. (a)	186,000	785,928
Kajima Corp. (a)	1,280,000	8,841,112
Kaken Pharmaceutical Co. Ltd. (a)	27,400	1,451,030
Kamigumi Co. Ltd. (a)	160,000	1,523,894
Kaneka Corp. (a)	573,000	4,660,738
Kao Corp. (a)	118,700	5,618,651
KDDI Corp. (a)	415,200	10,485,037
Keihan Holdings Co. Ltd. (a)	70,000	459,159
Kewpie Corp. (a)	189,400	4,593,673
Kobayashi Pharmaceutical Co. Ltd. (a)	10,200	435,654
Konami Holdings Corp. (a)	282,500	11,401,209
Konica Minolta, Inc. (a)	49,800	493,553
Kose Corp. (a)	7,600	630,102
Kuraray Co. Ltd. (a)	261,900	3,927,339
Kurita Water Industries Ltd. (a)	36,800	809,625
Lion Corp. (a)	257,000	4,212,583
M3, Inc. (a)	21,900	550,588

INVESTMENTS	SHARES	VALUE
Japan - 18.5% (continued)
Makita Corp. (a)	17,800	$1,189,376
Maruichi Steel Tube Ltd. (a)	21,200	688,919
Marubeni Corp. (a)	320,700	1,813,904
Matsumotokiyoshi Holdings Co. Ltd. (a)	23,000	1,131,508
Mazda Motor Corp. (a)	196,300	3,196,544
Medipal Holdings Corp. (a)	214,400	3,377,254
MEIJI Holdings Co. Ltd. (a)	57,400	4,490,303
Miraca Holdings, Inc. (a)	21,100	943,718
Mitsubishi Chemical Holdings Corp. (a)	791,700	5,118,865
Mitsubishi Corp. (a)	41,200	875,033
Mitsubishi Electric Corp. (a)	312,000	4,339,659
Mitsubishi Gas Chemical Co., Inc. (a)	478,800	8,158,478
Mitsubishi Tanabe Pharma Corp. (a)	399,700	7,826,087
Mitsubishi UFJ Lease & Finance Co. Ltd. (a)	981,300	5,061,288
Mitsui & Co. Ltd. (a)	268,300	3,676,332
Mitsui Chemicals, Inc. (a)	1,535,000	6,877,630
Mixi, Inc.	115,500	4,208,594
Mizuho Financial Group, Inc. (a)	6,276,100	11,262,680
MS&AD Insurance Group Holdings, Inc. (a)	177,400	5,493,645
Nagoya Railroad Co. Ltd. (a)	1,027,000	4,958,556
Nankai Electric Railway Co. Ltd. (a)	88,000	445,868
Nexon Co. Ltd. (a)	181,200	2,618,555
NH Foods Ltd. (a)	208,000	5,611,124
NHK Spring Co. Ltd. (a)	393,200	3,739,505
Nikon Corp. (a)	232,800	3,615,488
Nippon Express Co. Ltd. (a)	1,127,000	6,051,166
Nippon Shokubai Co. Ltd. (a)	71,500	4,452,812
Nippon Telegraph & Telephone Corp. (a)	347,500	14,628,069
Nissan Motor Co. Ltd. (a)	386,100	3,873,024
Nisshin Seifun Group, Inc. (a)	249,000	3,730,992
Nissin Foods Holdings Co. Ltd. (a)	21,700	1,138,246
Nitori Holdings Co. Ltd. (a)	73,100	8,334,495
Nomura Research Institute Ltd. (a)	54,285	1,649,808
NTT Data Corp. (a)	60,500	2,922,854
Obayashi Corp. (a)	891,000	8,506,689
Oracle Corp. Japan (a)	32,000	1,609,733
ORIX Corp. (a)	770,400	11,990,702
Osaka Gas Co. Ltd. (a)	1,409,000	5,406,420
Otsuka Corp. (a)	97,500	4,547,816
Otsuka Holdings Co. Ltd. (a)	206,700	9,003,938
Park24 Co. Ltd. (a)	175,300	4,747,012
Pola Orbis Holdings, Inc. (a)	73,700	6,076,059
Renesas Electronics Corp. *(a)	76,500	606,920
Resona Holdings, Inc. (a)	3,039,500	15,577,493
Rohm Co. Ltd. (a)	20,700	1,187,620
Sankyo Co. Ltd. (a)	46,800	1,508,911
Santen Pharmaceutical Co. Ltd. (a)	184,000	2,245,043
Sawai Pharmaceutical Co. Ltd. (a)	10,100	541,402
SCSK Corp. (a)	15,800	551,344
Secom Co. Ltd. (a)	46,500	3,397,481
Seiko Epson Corp. (a)	222,900	4,705,994
Sekisui Chemical Co. Ltd. (a)	279,900	4,455,600
Sekisui House Ltd. (a)	157,900	2,623,398
Seven & i Holdings Co. Ltd. (a)	64,600	2,456,685

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR STYLE PREMIA ALTERNATIVE FUND

INVESTMENTS	SHARES	VALUE
Japan - 18.5% (continued)
Shimadzu Corp. (a)	31,000	$492,496
Shimamura Co. Ltd. (a)	69,800	8,702,862
Shimizu Corp. (a)	473,000	4,317,529
Shinsei Bank Ltd. (a)	838,000	1,402,261
Shionogi & Co. Ltd. (a)	59,400	2,838,901
Shiseido Co. Ltd. (a)	24,100	609,103
SoftBank Group Corp. (a)	147,000	9,727,586
Sohgo Security Services Co. Ltd. (a)	41,200	1,581,409
Sojitz Corp. (a)	3,675,500	8,898,978
Sompo Holdings, Inc. (a)	199,800	6,747,508
Sosei Group Corp. *	65,900	7,545,458
Square Enix Holdings Co. Ltd. (a)	65,400	1,676,795
Sugi Holdings Co. Ltd. (a)	45,800	2,172,847
Sumitomo Corp. (a)	379,500	4,455,107
Sumitomo Dainippon Pharma Co. Ltd. (a)	538,000	9,234,408
Sumitomo Heavy Industries Ltd. (a)	424,000	2,722,571
Sumitomo Mitsui Financial Group, Inc. (a)	128,800	4,905,087
Sumitomo Mitsui Trust Holdings, Inc. (a)	142,800	5,109,200
Sumitomo Rubber Industries Ltd. (a)	485,200	7,677,005
Sundrug Co. Ltd. (a)	36,000	2,489,087
Suzuken Co. Ltd. (a)	89,710	2,930,157
Suzuki Motor Corp. (a)	141,000	4,950,352
Sysmex Corp. (a)	8,300	479,570
Taisei Corp. (a)	985,000	6,878,226
Taisho Pharmaceutical Holdings Co. Ltd. (a)	15,000	1,243,486
Takashimaya Co. Ltd. (a)	291,000	2,395,434
TDK Corp. (a)	12,400	850,246
Teijin Ltd. (a)	148,000	2,990,444
Terumo Corp. (a)	71,600	2,639,557
Toho Gas Co. Ltd. (a)	886,000	7,195,947
Tohoku Electric Power Co., Inc. (a)	201,800	2,543,879
Tokyo Century Corp. (a)	65,300	2,228,100
Tokyo Electron Ltd. (a)	71,100	6,686,914
Tokyo Gas Co. Ltd. (a)	470,000	2,121,646
Tokyu Corp. (a)	83,000	609,068
Toppan Printing Co. Ltd. (a)	299,000	2,851,025
Tosoh Corp. (a)	1,034,000	7,293,823
Toyo Suisan Kaisha Ltd. (a)	133,900	4,844,414
Toyoda Gosei Co. Ltd. (a)	121,100	2,826,376
Toyota Boshoku Corp. (a)	69,200	1,586,345
Tsuruha Holdings, Inc. (a)	18,400	1,741,425
USS Co. Ltd. (a)	38,800	616,368
Welcia Holdings Co. Ltd. (a)	13,600	827,772
West Japan Railway Co. (a)	86,200	5,280,264
Yamada Denki Co. Ltd. (a)	566,800	3,051,904
Yamaguchi Financial Group, Inc. (a)	568,000	6,183,878
Yamaha Corp. (a)	50,800	1,549,023
Yamazaki Baking Co. Ltd. (a)	373,700	7,204,723
Yokohama Rubber Co. Ltd. (The) (a)	44,800	800,811

		705,128,360

Netherlands - 1.4%
Aalberts Industries NV (a)	32,067	1,038,905
ABN AMRO Group NV, CVA (a)(b)	95,537	2,115,357
Akzo Nobel NV (a)	20,695	1,293,164

INVESTMENTS	SHARES	VALUE
Netherlands - 1.4% (continued)
ASM International NV (a)	38,065	$1,706,559
Boskalis Westminster (a)	32,237	1,118,369
Heineken NV (a)	49,862	3,736,554
Koninklijke Ahold Delhaize NV (a)	366,941	7,728,876
Koninklijke DSM NV (a)	93,924	5,628,608
Koninklijke Philips NV (a)	142,322	4,351,056
NN Group NV (a)	332,349	11,250,855
Randstad Holding NV (a)	59,713	3,234,508
Wolters Kluwer NV (a)	242,983	8,788,489

		51,991,300

Norway - 0.2%
Gjensidige Forsikring ASA (a)	29,581	468,966
Marine Harvest ASA *(a)	338,482	6,119,923
Orkla ASA (a)	93,183	843,188
Yara International ASA (a)	40,932	1,610,227

		9,042,304

Spain - 1.3%
ACS Actividades de Construccion y Servicios SA (a)	43,878	1,384,683
Aena SA (a)(b)	17,686	2,409,560
Almirall SA (a)	85,140	1,320,761
Banco de Sabadell SA (a)	553,033	768,481
Bankinter SA (a)	65,710	508,165
Ebro Foods SA (a)	244,576	5,118,530
Enagas SA (a)	26,258	665,463
Endesa SA (a)	413,757	8,750,165
Gas Natural SDG SA (a)	133,847	2,518,102
Iberdrola SA (a)	1,061,265	6,949,038
Mediaset Espana Comunicacion SA (a)	45,662	534,873
Repsol SA (a)	1,112,009	15,627,221
Tecnicas Reunidas SA (a)	31,152	1,274,028

		47,829,070

Sweden - 1.1%
Assa Abloy AB, Class B	28,688	530,832
BillerudKorsnas AB	84,346	1,412,638
Boliden AB	232,792	6,046,772
Electrolux AB, Series B	140,972	3,490,612
Husqvarna AB, Class B	335,428	2,602,619
ICA Gruppen AB	80,301	2,444,191
Modern Times Group MTG AB, Class B	24,097	712,242
NCC AB, Class B	88,233	2,179,459
Saab AB, Class B	56,980	2,125,011
Securitas AB, Class B	382,142	5,994,221
Skanska AB, Class B	141,769	3,337,864
Svenska Cellulosa AB SCA, Class B	231,845	6,525,631
Swedbank AB, Class A	37,767	909,977
Swedish Match AB	73,316	2,326,170
Trelleborg AB, Class B	27,956	548,973

		41,187,212

Switzerland - 2.1%
ABB Ltd. *(a)	335,920	7,068,336
Actelion Ltd. *(a)	10,492	2,267,411
Adecco Group AG (a)	23,451	1,530,806
Baloise Holding AG	19,398	2,440,946

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR STYLE PREMIA ALTERNATIVE FUND

INVESTMENTS	SHARES	VALUE
Switzerland - 2.1% (continued)
Barry Callebaut AG *	775	$946,833
DKSH Holding AG	9,053	621,423
Flughafen Zuerich AG	10,044	1,861,224
Galenica AG	3,992	4,498,378
Geberit AG (a)	6,545	2,620,335
Georg Fischer AG	4,348	3,555,903
Givaudan SA (a)	1,327	2,428,639
Helvetia Holding AG	1,684	906,078
Lonza Group AG *	31,412	5,428,911
Nestle SA (a)	64,115	4,593,044
Novartis AG (a)	64,816	4,713,646
Partners Group Holding AG	4,786	2,240,508
Roche Holding AG (a)	19,309	4,401,536
Schindler Holding AG	3,492	614,988
SGS SA (a)	429	871,627
Sika AG	616	2,955,480
Straumann Holding AG	2,715	1,057,931
Swiss Life Holding AG *(a)	20,901	5,904,093
Swiss Re AG (a)	156,322	14,790,081
Temenos Group AG *	22,580	1,569,557
UBS Group AG (a)	28,361	443,437

		80,331,151

United Kingdom - 0.6%
Fiat Chrysler Automobiles NV	1,357,636	12,350,179
Subsea 7 SA *(a)	429,656	5,426,246
Unilever NV, CVA (a)	92,749	3,810,021

		21,586,446

TOTAL COMMON STOCKS (Cost $1,200,461,125)		1,282,469,645

PREFERRED STOCKS - 0.3%

Germany - 0.3%
FUCHS PETROLUB SE (a)	10,763	450,855
Henkel AG & Co. KGaA (a)	79,920	9,513,659

TOTAL PREFERRED STOCKS (Cost $9,856,647)		9,964,514

SHORT-TERM INVESTMENTS - 79.4%
INVESTMENT COMPANIES - 55.2%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Shares, 0.36% (c)	342,265	342,265
Dreyfus Treasury & Agency Cash Management, Class I, 0.39% (c)	1,369,060	1,369,060
J.P. Morgan U.S. Treasury Plus Money Market Fund - IM Shares, 0.41% (c)(d)(e)	1,715,161,572	1,715,161,572
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 0.37% (c)(e)	378,846,425	378,846,425
UBS Money Series - UBS Select Treasury Preferred Fund, Class I, 0.39% (c)	1,711,325	1,711,325

TOTAL INVESTMENT COMPANIES (Cost $2,097,430,647)		2,097,430,647

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
U.S. TREASURY OBLIGATIONS - 24.2%
U.S. Treasury Bills
0.39%, 1/12/2017 (f)	$28,892,600	$28,889,711
0.43%, 1/19/2017 (d)(f)	381,001,000	380,930,896
0.43%, 1/26/2017 (f)	13,155,000	13,151,461
0.45%, 2/16/2017 (d)(f)(g)	123,537,000	123,470,537
0.42%, 3/30/2017 (d)(f)	4,222,000	4,216,967
0.53%, 5/11/2017 (d)(f)(g)	37,109,000	37,030,329
0.63%, 5/18/2017 (d)(f)	200,191,000	199,736,166
0.61%, 5/25/2017 (f)(g)	36,561,000	36,473,400
0.62%, 6/8/2017 (f)(g)	21,725,000	21,666,625
0.65%, 6/15/2017 (d)(f)	20,702,000	20,645,049
0.65%, 6/22/2017 (d)(f)	45,189,000	45,056,822
0.64%, 6/29/2017 (d)(f)	9,091,000	9,063,627

TOTAL U.S. TREASURY OBLIGATIONS (Cost $920,287,681)		920,331,590

TOTAL SHORT-TERM INVESTMENTS (Cost $3,017,718,328)		3,017,762,237

TOTAL LONG POSITIONS (Cost $4,228,036,100)		4,310,196,396

	SHARES
SHORT POSITIONS - (26.9)%
COMMON STOCKS - (26.7)%

Austria - (0.1)%
ams AG	(120,215)	(3,406,514)

Belgium - (0.4)%
Anheuser-Busch InBev SA/NV	(118,944)	(12,589,503)
Telenet Group Holding NV *	(67,579)	(3,745,680)
UCB SA	(12,585)	(805,200)

		(17,140,383)

Denmark - (0.5)%
AP Moller—Maersk A/S, Class B	(2,491)	(3,970,565)
Carlsberg A/S, Class B	(14,158)	(1,219,417)
Chr Hansen Holding A/S	(10,748)	(594,422)
Coloplast A/S, Class B	(91,030)	(6,131,654)
Genmab A/S *	(5,205)	(862,221)
Novo Nordisk A/S, Class B	(42,605)	(1,528,335)
Novozymes A/S, Class B	(97,011)	(3,338,335)
Tryg A/S	(39,143)	(706,865)

		(18,351,814)

Finland - (0.8)%
Fortum OYJ	(366,414)	(5,601,066)
Nokia OYJ	(4,424,501)	(21,220,627)
Nokian Renkaat OYJ	(93,595)	(3,479,662)
Sampo OYJ, Class A	(13,478)	(602,502)

		(30,903,857)

Germany - (2.5)%
Bayer AG	(48,926)	(5,097,279)
Bayerische Motoren Werke AG	(33,982)	(3,164,948)
Beiersdorf AG	(64,459)	(5,460,183)
Bilfinger SE *	(54,216)	(2,087,451)
Commerzbank AG	(973,061)	(7,408,688)
Continental AG	(4,919)	(947,678)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR STYLE PREMIA ALTERNATIVE FUND

INVESTMENTS	SHARES	VALUE
Germany - (2.5)% (continued)
Daimler AG	(107,423)	$(7,972,461)
Deutsche Bank AG *	(1,085,279)	(19,686,250)
E.ON SE	(1,461,295)	(10,280,127)
Fraport AG Frankfurt Airport Services Worldwide	(7,699)	(454,302)
HUGO BOSS AG	(105,544)	(6,443,360)
K+S AG	(30,245)	(720,468)
LANXESS AG	(25,618)	(1,677,549)
Linde AG	(5,037)	(826,258)
MAN SE	(8,565)	(850,131)
Merck KGaA	(36,511)	(3,801,558)
RWE AG *	(642,853)	(7,976,938)
Salzgitter AG	(32,244)	(1,131,302)
Telefonica Deutschland Holding AG	(955,729)	(4,085,172)
thyssenkrupp AG	(156,317)	(3,713,351)
United Internet AG	(33,141)	(1,293,244)
Wacker Chemie AG	(6,994)	(725,903)

		(95,804,601)

Italy - (1.3)%
Azimut Holding SpA	(203,873)	(3,391,096)
Banco Popolare SC	(3,735,188)	(8,988,930)
Eni SpA	(247,684)	(4,015,223)
Luxottica Group SpA	(172,626)	(9,278,034)
Mediaset SpA	(1,323,410)	(5,699,836)
Moncler SpA	(108,167)	(1,879,567)
Saipem SpA *	(6,778,414)	(3,791,255)
Salvatore Ferragamo SpA	(43,317)	(1,021,660)
Unione di Banche Italiane SpA	(2,531,519)	(6,931,474)
Unipol Gruppo Finanziario SpA	(506,964)	(1,822,980)
Yoox Net-A-Porter Group SpA *	(40,965)	(1,158,370)

		(47,978,425)

Japan - (14.8)%
Acom Co. Ltd. *	(672,700)	(2,937,484)
Advantest Corp.	(68,100)	(1,142,797)
Aeon Co. Ltd.	(527,500)	(7,455,475)
AEON Financial Service Co. Ltd.	(190,500)	(3,374,162)
Alps Electric Co. Ltd.	(672,700)	(16,163,613)
Asahi Glass Co. Ltd.	(126,000)	(854,867)
Asics Corp.	(511,300)	(10,189,143)
Bank of Kyoto Ltd. (The)	(1,143,000)	(8,472,560)
Calbee, Inc.	(237,100)	(7,416,754)
Casio Computer Co. Ltd.	(166,200)	(2,342,277)
Chiba Bank Ltd. (The)	(1,101,000)	(6,749,274)
Chugai Pharmaceutical Co. Ltd.	(178,000)	(5,105,760)
Chugoku Electric Power Co., Inc. (The)	(386,100)	(4,519,151)
Credit Saison Co. Ltd.	(83,100)	(1,478,839)
Daido Steel Co. Ltd.	(45,000)	(185,629)
Dai-ichi Life Holdings, Inc.	(146,200)	(2,430,792)
Daiwa Securities Group, Inc.	(689,000)	(4,242,675)
Denso Corp.	(190,300)	(8,231,710)
Dentsu, Inc.	(29,300)	(1,377,784)
Disco Corp.	(3,400)	(411,064)
Don Quijote Holdings Co. Ltd.	(47,900)	(1,767,765)
Eisai Co. Ltd.	(155,000)	(8,882,647)
Electric Power Development Co. Ltd.	(336,200)	(7,716,317)
FANUC Corp.	(52,700)	(8,816,420)
Fast Retailing Co. Ltd.	(38,000)	(13,567,032)

INVESTMENTS	SHARES	VALUE
Japan - (14.8)% (continued)
Hachijuni Bank Ltd. (The)	(607,600)	$(3,515,793)
Hamamatsu Photonics KK	(172,500)	(4,530,763)
Hirose Electric Co. Ltd.	(10,100)	(1,249,024)
Hitachi Construction Machinery Co. Ltd.	(144,000)	(3,113,120)
Hitachi Ltd.	(892,000)	(4,809,792)
Honda Motor Co. Ltd.	(133,300)	(3,891,736)
Ibiden Co. Ltd.	(169,700)	(2,275,916)
IHI Corp. *	(2,861,000)	(7,409,704)
Iyo Bank Ltd. (The)	(792,600)	(5,454,977)
Japan Display, Inc. *	(1,007,300)	(2,860,687)
Japan Post Bank Co. Ltd.	(111,200)	(1,332,571)
Japan Post Insurance Co. Ltd.	(20,700)	(442,720)
Japan Tobacco, Inc.	(78,900)	(2,589,785)
JFE Holdings, Inc.	(456,200)	(6,898,851)
JGC Corp.	(25,100)	(454,719)
Kakaku.com, Inc.	(368,800)	(6,093,724)
Kansai Electric Power Co., Inc. (The) *	(245,300)	(2,674,176)
Kansai Paint Co. Ltd.	(243,200)	(4,473,338)
Kawasaki Heavy Industries Ltd.	(2,114,000)	(6,617,171)
Keikyu Corp.	(224,000)	(2,594,632)
Keio Corp.	(102,000)	(837,847)
Keisei Electric Railway Co. Ltd.	(69,000)	(1,670,758)
Kikkoman Corp.	(304,000)	(9,699,505)
Kintetsu Group Holdings Co. Ltd.	(356,000)	(1,356,604)
Kirin Holdings Co. Ltd.	(118,000)	(1,915,285)
Kobe Steel Ltd. *	(1,130,400)	(10,748,058)
Koito Manufacturing Co. Ltd.	(32,300)	(1,705,762)
Kubota Corp.	(143,000)	(2,037,867)
Kyowa Hakko Kirin Co. Ltd.	(80,800)	(1,114,505)
Kyushu Electric Power Co., Inc.	(636,400)	(6,894,421)
Kyushu Financial Group, Inc.	(88,500)	(599,632)
LIXIL Group Corp.	(153,000)	(3,467,786)
Mabuchi Motor Co. Ltd.	(52,200)	(2,712,525)
Marui Group Co. Ltd.	(87,900)	(1,280,671)
Minebea Co. Ltd.	(377,500)	(3,522,535)
MISUMI Group, Inc.	(104,900)	(1,723,162)
Mitsubishi Heavy Industries Ltd.	(1,338,000)	(6,082,607)
Mitsubishi Logistics Corp.	(239,000)	(3,369,500)
Mitsubishi Materials Corp.	(81,000)	(2,477,565)
Mitsubishi Motors Corp.	(1,554,700)	(8,837,868)
Mitsubishi UFJ Financial Group, Inc.	(116,000)	(715,410)
Mitsui OSK Lines Ltd.	(1,952,000)	(5,387,652)
Murata Manufacturing Co. Ltd.	(82,200)	(10,976,718)
Nabtesco Corp.	(87,200)	(2,021,383)
NGK Insulators Ltd.	(119,300)	(2,309,274)
NGK Spark Plug Co. Ltd.	(643,500)	(14,263,017)
Nidec Corp.	(60,500)	(5,208,486)
Nintendo Co. Ltd.	(6,700)	(1,392,765)
Nippon Electric Glass Co. Ltd.	(160,000)	(863,274)
Nippon Paint Holdings Co. Ltd.	(277,000)	(7,519,092)
Nippon Steel & Sumitomo Metal Corp.	(222,100)	(4,919,259)
Nippon Yusen KK	(2,793,000)	(5,172,322)
Nissan Chemical Industries Ltd.	(26,700)	(890,012)
Nitto Denko Corp.	(45,800)	(3,506,500)
NOK Corp.	(81,900)	(1,656,479)
Nomura Holdings, Inc.	(207,100)	(1,224,409)
NSK Ltd.	(43,300)	(500,092)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR STYLE PREMIA ALTERNATIVE FUND

INVESTMENTS	SHARES	VALUE
Japan - (14.8)% (continued)
NTN Corp.	(560,000)	$(2,259,159)
Odakyu Electric Railway Co. Ltd.	(155,500)	(3,072,675)
Oji Holdings Corp.	(149,000)	(605,924)
Olympus Corp.	(144,300)	(4,971,822)
Omron Corp.	(181,500)	(6,936,016)
Ono Pharmaceutical Co. Ltd.	(107,600)	(2,345,102)
Oriental Land Co. Ltd.	(128,900)	(7,275,331)
Panasonic Corp.	(126,200)	(1,279,941)
Pigeon Corp.	(332,800)	(8,485,787)
Rakuten, Inc.	(1,097,400)	(10,752,158)
Recruit Holdings Co. Ltd.	(10,400)	(416,794)
Ricoh Co. Ltd.	(666,000)	(5,626,225)
Rinnai Corp.	(8,900)	(716,126)
Ryohin Keikaku Co. Ltd.	(23,600)	(4,619,306)
Sega Sammy Holdings, Inc.	(149,200)	(2,217,117)
Seibu Holdings, Inc.	(309,800)	(5,546,626)
Seven Bank Ltd.	(1,812,600)	(5,182,904)
Sharp Corp. *	(785,000)	(1,816,304)
Shikoku Electric Power Co., Inc.	(659,300)	(6,662,480)
Shimano, Inc.	(30,500)	(4,777,301)
Shizuoka Bank Ltd. (The)	(1,011,000)	(8,484,859)
SMC Corp.	(12,900)	(3,069,226)
Sony Corp.	(108,200)	(3,023,317)
Sony Financial Holdings, Inc.	(1,140,600)	(17,780,166)
Stanley Electric Co. Ltd.	(135,100)	(3,680,487)
Sumco Corp.	(333,300)	(4,285,019)
Sumitomo Chemical Co. Ltd.	(106,000)	(502,475)
Sumitomo Metal Mining Co. Ltd.	(595,000)	(7,590,827)
T&D Holdings, Inc.	(631,700)	(8,336,803)
Taiheiyo Cement Corp.	(551,000)	(1,737,108)
Taiyo Nippon Sanso Corp.	(452,200)	(5,223,851)
Takeda Pharmaceutical Co. Ltd.	(199,000)	(8,255,721)
THK Co. Ltd.	(47,600)	(1,051,177)
Tobu Railway Co. Ltd.	(355,000)	(1,759,870)
Toho Co. Ltd.	(23,700)	(668,552)
Toray Industries, Inc.	(86,000)	(694,496)
Toshiba Corp. *	(976,000)	(2,357,570)
Toyo Seikan Group Holdings Ltd.	(82,500)	(1,534,148)
Toyota Industries Corp.	(66,400)	(3,157,005)
Toyota Motor Corp.	(69,300)	(4,062,949)
Trend Micro, Inc.	(88,500)	(3,141,196)
Unicharm Corp.	(227,400)	(4,966,478)
Yahoo Japan Corp.	(1,143,100)	(4,378,030)
Yakult Honsha Co. Ltd.	(231,500)	(10,710,674)
Yamaha Motor Co. Ltd.	(468,800)	(10,280,345)
Yamato Holdings Co. Ltd.	(46,900)	(950,711)
Yaskawa Electric Corp.	(484,000)	(7,504,396)

		(564,448,351)

Luxembourg - (0.6)%
ArcelorMittal *	(946,155)	(6,951,886)
Millicom International Cellular SA, SDR	(70,318)	(2,996,560)
Tenaris SA	(762,067)	(13,603,296)

		(23,551,742)

Netherlands - (1.0)%
Aegon NV	(1,704,531)	(9,364,096)
Altice NV, Class A *	(750,900)	(14,860,211)

INVESTMENTS	SHARES	VALUE
Netherlands - (1.0)% (continued)
ASML Holding NV	(55,287)	$(6,196,038)
Fugro NV, CVA *	(30,262)	(462,098)
Koninklijke KPN NV	(1,575,105)	(4,657,778)
Koninklijke Vopak NV	(8,873)	(418,629)
OCI NV *	(131,759)	(2,298,017)

		(38,256,867)

Norway - (0.4)%
Norsk Hydro ASA	(630,440)	(3,008,921)
Schibsted ASA, Class A	(199,480)	(4,565,545)
Statoil ASA	(242,351)	(4,423,314)
Telenor ASA	(168,737)	(2,518,689)

		(14,516,469)

Portugal - 0.0% (h)
Banco Espirito Santo SA (3) *(i)	(216,618)	(2)

Spain - (1.3)%
Abertis Infraestructuras SA	(268,441)	(3,750,523)
Acciona SA	(15,008)	(1,102,379)
Amadeus IT Group SA	(10,278)	(466,150)
Atresmedia Corp. de Medios de Comunicacion SA	(168,613)	(1,840,608)
Banco Popular Espanol SA	(11,968,511)	(11,531,623)
Bankia SA	(2,300,469)	(2,344,280)
CaixaBank SA	(659,456)	(2,173,420)
Cellnex Telecom SA (b)	(420,986)	(6,042,888)
Distribuidora Internacional de Alimentacion SA	(418,707)	(2,053,582)
Industria de Diseno Textil SA	(143,482)	(4,887,852)
Mapfre SA	(622,624)	(1,896,574)
Telefonica SA	(1,001,041)	(9,241,968)
Zardoya Otis SA	(74,520)	(628,860)

		(47,960,707)

Sweden - (1.0)%
Alfa Laval AB	(156,262)	(2,577,599)
Atlas Copco AB, Class A	(33,227)	(1,007,993)
Getinge AB, Class B	(91,144)	(1,460,400)
Hennes & Mauritz AB, Class B	(365,922)	(10,143,765)
Hexagon AB, Class B	(30,885)	(1,099,998)
Skandinaviska Enskilda Banken AB, Class A	(376,853)	(3,938,187)
Svenska Handelsbanken AB, Class A	(272,452)	(3,773,585)
Swedish Orphan Biovitrum AB *	(83,543)	(975,470)
Telefonaktiebolaget LM Ericsson, Class B	(2,195,001)	(12,864,840)

		(37,841,837)

Switzerland - (1.8)%
Aryzta AG *	(51,863)	(2,280,744)
Chocoladefabriken Lindt & Spruengli AG	(482)	(2,494,080)
Cie Financiere Richemont SA	(223,502)	(14,771,371)
Clariant AG *	(31,654)	(545,566)
Credit Suisse Group AG *	(1,478,056)	(21,122,947)
Dufry AG *	(26,619)	(3,313,374)
EMS-Chemie Holding AG	(1,235)	(627,171)
Julius Baer Group Ltd. *	(44,305)	(1,962,788)
LafargeHolcim Ltd. *	(113,821)	(5,974,701)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR STYLE PREMIA ALTERNATIVE FUND

INVESTMENTS	SHARES	VALUE
Switzerland - (1.8)% (continued)
OC Oerlikon Corp. AG *	(318,139)	$(3,121,114)
STMicroelectronics NV	(262,969)	(2,984,333)
Sunrise Communications Group AG *(b)	(26,909)	(1,768,459)
Swatch Group AG (The)	(21,564)	(6,692,659)

		(67,659,307)

United Kingdom - (0.2)%
CNH Industrial NV	(278,825)	(2,419,364)
Dialog Semiconductor plc *	(32,465)	(1,364,014)
RELX NV	(154,181)	(2,593,305)

		(6,376,683)

United States - 0.0% (h)
QIAGEN NV *	(72,472)	(2,030,908)

TOTAL COMMON STOCKS
(Proceeds $(1,019,348,283))		(1,016,228,467)

PREFERRED STOCKS - (0.2)%

Germany - (0.2)%
Schaeffler AG	(35,099)	(517,928)
Volkswagen AG	(44,669)	(6,249,955)

TOTAL PREFERRED STOCKS
(Proceeds $(6,935,825))		(6,767,883)

TOTAL SHORT POSITIONS (Proceeds $(1,026,284,108))		(1,022,996,350)

TOTAL INVESTMENTS IN SECURITIES AT VALUE - 86.5% (Cost $3,201,751,992)		3,287,200,046

OTHER ASSETS IN EXCESS OF LIABILITIES - 13.5% (j)		514,414,048

NET ASSETS - 100.0%		$3,801,614,094

SECTOR	VALUE	% OF NET ASSETS
Consumer Discretionary	$(79,710,540)	(2.1)%
Consumer Staples	64,841,564	1.7
Energy	27,568,377	0.7
Financials	6,268,349	0.2
Health Care	70,178,653	1.8
Industrials	144,022,441	3.9
Information Technology	(39,995,883)	(1.1)
Materials	43,093,051	1.1
Telecommunication Services	15,071,033	0.4
Utilities	18,100,764	0.5
Short-Term Investments	3,017,762,237	79.4

Total Investments In Securities At Value	3,287,200,046	86.5
Other Assets in Excess of Liabilities (j)	514,414,048	13.5

Net Assets	$3,801,614,094	100.0%

*	Non-income producing security.
(a)	All or a portion of this security is segregated in connection with obligations for securities sold short with a total value of $1,142,817,060. In addition, $25,255,655 of cash collateral was pledged.
(b)	Securities exempt from registration under Rule 144A or section 4(2), of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total value of all such securities at 12/31/2016 amounted to $16,000,635, which represents approximately 0.42% of net assets of the fund.
(c)	Represents 7-day effective yield as of 12/31/2016.
(d)	All or a portion represents positions held in the respective Subsidiary (See Note 2).
(e)	All or a portion of the security pledged as collateral for forward foreign currency exchange and swap contracts.
(f)	The rate shown was the effective yield at the date of purchase.
(g)	All or a portion of the security pledged as collateral for futures contracts.
(h)	Represents less than 0.05% of net assets.
(i)	Security fair valued as of 12/31/2016 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at 12/31/2016 amounted to $(2), which represents approximately (0.00)% of net assets of the fund.
(j)	Includes appreciation/(depreciation) on forward foreign currency exchange, futures and swap contracts.

All securities are Level 2 with respect to ASC 820, unless otherwise noted in parentheses.

(3)	Level 3 security (See Note 5).

Abbreviations

CVA - Dutch Certification

OYJ - Public Traded Company

SCA - Limited partnership with share capital

SDR - Swedish Depositary Receipt

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR STYLE PREMIA ALTERNATIVE FUND

Total return swap contracts outstanding as of December 31, 2016:

Over the Counter

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
GSIN	BIST 30 February Futures	02/2017	TRY	11,154,733	$22,824
BANA	Bovespa Index February Futures	02/2017	BRL	(324,883,886)	(135,001)
CITI	Corn March Futures^	02/2017	USD	(21,204,001)	(232,798)
GSIN	Corn March Futures^	02/2017	USD	(22,675,049)	(116,950)
MACQ	Corn March Futures^	02/2017	USD	(27,772,218)	(35,782)
BANA	Hang Seng Index January Futures	01/2017	HKD	1,129,423,278	2,615,767
GSIN	Hang Seng Index January Futures	01/2017	HKD	1,179,000,948	2,453,309
BANA	H-SHARES Index January Futures	01/2017	HKD	6,896,536	18,626
BANA	KOSPI Index 200 March Futures	03/2017	KRW	92,067,006,555	3,325,728
GSIN	KOSPI Index 200 March Futures	03/2017	KRW	7,938,728,300	216,117
GSIN	MSCI Singapore Index January Futures	01/2017	SGD	(19,859,190)	44,042
BANA	MSCI Taiwan Stock Index January Futures	01/2017	USD	9,088,940	124,900
GSIN	SGX S&P CNX Nifty Index January Futures	01/2017	USD	(96,095)	(2,119)
CITI	Soybean March Futures^	02/2017	USD	33,149,889	(1,323,089)
SOCG	Soybean March Futures^	02/2017	USD	8,678,831	(345,630)
MACQ	Soybean March Futures^	02/2017	USD	29,695,038	(1,181,438)
BANA	SwissMarket Index March Futures	03/2017	CHF	(189,275,150)	(3,835,407)
BANA	Taiwan Stock Exchange January Futures	01/2017	TWD	1,752,750,276	(76,365)
BANA	Tel Aviv 25 Index January Futures	01/2017	ILS	(14,467,092)	(24,385)
GSIN	WIG20 Index March Futures	03/2017	PLN	(11,286,597)	(80,769)

					$1,431,580

^	Represents positions held in the respective Subsidiary (See Note 2).

Open futures contracts outstanding at December 31, 2016:

Exchange Traded

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts:
3,006	GSCO	Brent Crude Futures^	01/2017	$167,379,007	$170,800,920	$3,421,913
5	JPPC	LME Copper Futures^	01/2017	594,707	690,555	95,848
89	JPPC	LME Copper Futures^	01/2017	10,350,133	12,293,281	1,943,148
2	JPPC	LME Copper Futures^	02/2017	248,518	276,478	27,960
2	JPPC	LME Copper Futures^	02/2017	269,093	276,575	7,482
3	JPPC	LME Copper Futures^	02/2017	422,000	414,839	(7,161)
3	JPPC	LME Copper Futures^	03/2017	434,196	414,951	(19,245)
1,392	JPPC	LME Copper Futures^	03/2017	203,176,046	192,609,300	(10,566,746)
2	JPPC	LME Copper Futures^	03/2017	276,297	276,719	422
7	JPPC	LME Copper Futures^	03/2017	957,751	968,538	10,787
1	JPPC	LME Copper Futures^	03/2017	137,772	138,366	594
1	JPPC	LME Copper Futures^	03/2017	138,519	138,384	(135)
1,574	MSCL	Silver Futures^	03/2017	132,409,609	125,833,430	(6,576,179)
31	MSCL	Soybean Futures^	03/2017	1,639,588	1,556,200	(83,388)
3,548	JPMS	BIST 30 Futures	02/2017	9,607,262	9,685,097	77,835
3,984	BARC	CAC40 Index Futures	01/2017	200,284,702	203,942,429	3,657,727
1,560	BARC	DAX Index Futures	03/2017	462,523,370	470,676,651	8,153,281
3,296	BARC	FTSE 100 Index Futures	03/2017	279,508,513	286,370,317	6,861,804
261	BARC	FTSE Bursa Malaysia KLCI Index Futures	01/2017	4,736,550	4,757,752	21,202

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR STYLE PREMIA ALTERNATIVE FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts: (continued)
536	BARC	Hang Seng Index Futures	01/2017	$ 74,422,798	$ 75,901,941	$ 1,479,143
26	BARC	H-SHARES Index Futures	01/2017	1,555,394	1,573,847	18,453
1	JPMS	KOSPI Index 200 Futures	03/2017	106,823	107,655	832
559	BARC	KOSPI Index 200 Futures	03/2017	58,362,162	60,178,817	1,816,655
212	JPMS	Mexican Stock Exchange Price and Quotation Index Futures	03/2017	4,717,709	4,682,283	(35,426)
106	BARC	MSCI Taiwan Stock Index Futures	01/2017	3,616,407	3,644,280	27,873
97	BARC	S&P 500 E-Mini Futures	03/2017	10,887,233	10,845,570	(41,663)
1,077	BARC	S&P/Toronto Stock Exchange 60 Index Futures	03/2017	143,884,283	143,888,772	4,489
2,847	BARC	SET50 Index Futures	03/2017	15,097,274	15,286,611	189,337
1,527	BARC	SPI 200 Index Futures	03/2017	152,133,508	155,128,349	2,994,841
294	GSCO	10-Year Japanese Government Bond Futures	03/2017	377,748,788	377,929,925	181,137
111	JPMS	3-Month Euro Euribor Futures	06/2017	29,296,090	29,298,670	2,580
111	JPMS	3-Month Euro Euribor Futures	09/2017	29,292,618	29,292,828	210
111	JPMS	3-Month Euro Euribor Futures	12/2017	29,288,811	29,288,446	(365)
16	JPMS	ASX 90 Day Bank Accepted Bills Futures	03/2017	11,496,254	11,494,533	(1,721)
652	JPMS	ASX 90 Day Bank Accepted Bills Futures	06/2017	468,422,424	468,356,208	(66,216)
652	JPMS	ASX 90 Day Bank Accepted Bills Futures	09/2017	468,360,631	468,287,249	(73,382)
637	JPMS	ASX 90 Day Bank Accepted Bills Futures	12/2017	457,495,724	457,423,964	(71,760)
6,096	JPMS	Australia 3-Year Bond Futures	03/2017	491,205,436	490,363,904	(841,532)
1,707	JPMS	Canadian 3-Month Bank Acceptance Futures	06/2017	314,876,084	314,774,411	(101,673)
1,707	JPMS	Canadian 3-Month Bank Acceptance Futures	09/2017	314,771,884	314,583,706	(188,178)
1,707	JPMS	Canadian 3-Month Bank Acceptance Futures	12/2017	314,367,323	314,329,433	(37,890)
13,604	GSCO	Euro—SCHATZ Futures	03/2017	1,606,440,330	1,608,020,915	1,580,585
1,180	GSCO	Euro-Bobl Futures	03/2017	165,029,447	165,985,428	955,981
1,522	GSCO	Euro-Bund Futures	03/2017	261,334,687	262,990,177	1,655,490
3,328	MSCL	U.S. Treasury 10-Year Note Futures	03/2017	411,730,373	413,608,000	1,877,627
17,046	MSCL	U.S. Treasury 2-Year Note Futures	03/2017	3,697,133,308	3,693,655,125	(3,478,183)
28	MSCL	U.S. Treasury 5-Year Note Futures	03/2017	3,306,875	3,294,594	(12,281)

				11,391,474,311	11,406,336,423	14,862,112

Short Contracts:
4,921	MSCL	Corn Futures^	03/2017	$(87,204,948)	$(86,609,599)	$595,349
1,114	MSCL	Gold 100 OZ Futures^	02/2017	(127,226,231)	(128,299,380)	(1,073,149)
5	JPPC	LME Copper Futures^	01/2017	(596,644)	(690,555)	(93,911)
89	JPPC	LME Copper Futures^	01/2017	(10,356,648)	(12,293,281)	(1,936,633)
2	JPPC	LME Copper Futures^	02/2017	(248,188)	(276,479)	(28,291)
2	JPPC	LME Copper Futures^	02/2017	(269,563)	(276,575)	(7,012)
3	JPPC	LME Copper Futures^	02/2017	(423,143)	(414,840)	8,303
3	JPPC	LME Copper Futures^	03/2017	(433,493)	(414,951)	18,542
2	JPPC	LME Copper Futures^	03/2017	(276,544)	(276,719)	(175)
7	JPPC	LME Copper Futures^	03/2017	(956,008)	(968,538)	(12,530)
1	JPPC	LME Copper Futures^	03/2017	(137,822)	(138,366)	(544)
1	JPPC	LME Copper Futures^	03/2017	(138,548)	(138,385)	163
4,668	MSCL	Natural Gas Futures^	01/2017	(167,929,153)	(173,836,320)	(5,907,167)
1,116	MSCL	WTI Crude Futures^	01/2017	(57,288,685)	(59,951,520)	(2,662,835)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR STYLE PREMIA ALTERNATIVE FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts: (continued)
1,300	BARC	Amsterdam Index Futures	01/2017	$ (129,328,598)	$ (132,219,153)	$ (2,890,555)
13,130	BARC	Euro Stoxx 50 Index Futures	03/2017	(443,766,755)	(452,923,813)	(9,157,058)
1,645	BARC	FTSE/JSE Top 40 Index Futures	03/2017	(53,750,145)	(53,068,805)	681,340
1,694	BARC	FTSE/MIB Index Futures	03/2017	(166,004,208)	(171,230,731)	(5,226,523)
1,385	BARC	IBEX 35 Index Futures	01/2017	(134,309,345)	(135,781,942)	(1,472,597)
14,330	BARC	OMXS30 Index Futures	01/2017	(242,484,237)	(238,922,464)	3,561,773
16	BARC	SGX S&P CNX Nifty Index Futures	01/2017	(256,431)	(261,904)	(5,473)
416	BARC	TOPIX Index Futures	03/2017	(52,304,433)	(54,031,059)	(1,726,626)
1,206	JPMS	90-Day EURODollar Futures	06/2017	(297,902,674)	(297,866,925)	35,749
1,206	JPMS	90-Day EURODollar Futures	09/2017	(297,564,133)	(297,414,675)	149,458
1,206	JPMS	90-Day EURODollar Futures	12/2017	(297,121,444)	(296,917,200)	204,244
16	JPMS	90-Day Sterling Futures	03/2017	(2,454,433)	(2,455,064)	(631)
774	JPMS	90-Day Sterling Futures	06/2017	(118,753,136)	(118,733,911)	19,225
774	JPMS	90-Day Sterling Futures	09/2017	(118,731,527)	(118,710,077)	21,450
758	JPMS	90-Day Sterling Futures	12/2017	(116,153,083)	(116,221,091)	(68,008)
8,406	JPMS	Australia 10-Year Bond Futures	03/2017	(770,630,852)	(774,910,476)	(4,279,624)
6,367	GSCO	Canadian 10-Year Bond Futures	03/2017	(658,889,253)	(652,183,004)	6,706,249
497	GSCO	Euro-Buxl 30-Year Bond Futures	03/2017	(90,364,692)	(90,779,945)	(415,253)
140	GSCO	Long Gilt Futures	03/2017	(21,684,897)	(21,710,205)	(25,308)
1,645	MSCL	U.S. Treasury Long Bond Futures	03/2017	(249,771,429)	(247,829,531)	1,941,898

				(4,715,711,323)	(4,738,757,483)	(23,046,160)

				$6,675,762,988	$6,667,578,940	$(8,184,048)

^	Represents positions held in the respective Subsidiary (See Note 2).

Forward foreign currency exchange contracts outstanding as of December 31, 2016:

Over the Counter

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 03/15/17	CITI	AUD	155,582,396	$115,405,741	$112,083,367	$(3,322,374)
Australian Dollar, Expiring 03/15/17	JPMC	AUD	233,373,593	173,108,829	168,125,049	(4,983,780)
Brazilian Real, Expiring 03/15/17*	CITI	BRL	220,980,229	62,767,494	66,582,922	3,815,428
Brazilian Real, Expiring 03/15/17*	JPMC	BRL	329,970,341	93,720,938	99,422,421	5,701,483
Canadian Dollar, Expiring 03/15/17	CITI	CAD	252,698,540	190,254,197	188,364,762	(1,889,435)
Canadian Dollar, Expiring 03/15/17	JPMC	CAD	379,047,810	285,381,654	282,547,142	(2,834,512)
Swiss Franc, Expiring 03/15/17	CITI	CHF	32,822,000	32,150,758	32,374,982	224,224
Swiss Franc, Expiring 03/15/17	JPMC	CHF	38,757,000	37,832,566	38,229,150	396,584
Chinese Renminbi, Expiring 03/15/17*	CITI	CNY	45,646,800	6,538,383	6,422,823	(115,560)
Chinese Renminbi, Expiring 03/15/17*	JPMC	CNY	51,019,200	7,321,741	7,178,757	(142,984)
Danish Krone, Expiring 03/15/17	CITI	DKK	49,106,000	7,042,732	6,979,815	(62,917)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR STYLE PREMIA ALTERNATIVE FUND

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
Euro, Expiring 03/15/17	CITI	EUR	2,311,000	$ 2,426,502	$ 2,441,248	$ 14,746
British Pound, Expiring 03/15/17	CITI	GBP	23,093,200	29,406,313	28,509,785	(896,528)
British Pound, Expiring 03/15/17	JPMC	GBP	34,639,800	44,109,032	42,764,679	(1,344,353)
Hong Kong Dollar, Expiring 03/15/17	CITI	HKD	82,301,400	10,616,563	10,616,340	(223)
Hong Kong Dollar, Expiring 03/15/17	JPMC	HKD	112,152,600	14,469,200	14,466,947	(2,253)
Hungarian Forint, Expiring 03/16/17	CITI	HUF	224,400,000	768,078	765,238	(2,840)
Hungarian Forint, Expiring 03/16/17	JPMC	HUF	336,600,000	1,152,119	1,147,853	(4,266)
Israeli Shekel, Expiring 03/15/17	CITI	ILS	5,200,000	1,364,197	1,352,578	(11,619)
Israeli Shekel, Expiring 03/15/17	JPMC	ILS	7,800,000	2,046,114	2,028,868	(17,246)
Indian Rupee, Expiring 03/15/17*	CITI	INR	1,692,099,476	24,676,501	24,735,965	59,464
Indian Rupee, Expiring 03/15/17*	JPMC	INR	2,538,149,214	37,014,798	37,103,947	89,149
Japanese Yen, Expiring 03/15/17	CITI	JPY	20,852,563,942	183,625,902	179,041,280	(4,584,622)
Japanese Yen, Expiring 03/15/17	JPMC	JPY	31,275,373,414	275,408,734	268,532,109	(6,876,625)
Mexican Peso, Expiring 03/15/17	CITI	MXN	624,453,737	29,862,678	29,841,864	(20,814)
Mexican Peso, Expiring 03/15/17	JPMC	MXN	936,680,604	44,793,871	44,762,798	(31,073)
Norwegian Krone, Expiring 03/15/17	CITI	NOK	331,252,000	39,209,145	38,377,818	(831,327)
Norwegian Krone, Expiring 03/15/17	JPMC	NOK	434,694,000	51,394,352	50,362,285	(1,032,067)
New Zealand Dollar, Expiring 03/15/17	CITI	NZD	48,569,943	34,468,653	33,670,624	(798,029)
New Zealand Dollar, Expiring 03/15/17	JPMC	NZD	72,854,914	51,703,040	50,505,933	(1,197,107)
Poland Zloty, Expiring 03/15/17	CITI	PLN	52,400,000	12,449,073	12,506,529	57,456
Poland Zloty, Expiring 03/15/17	JPMC	PLN	78,600,000	18,673,633	18,759,794	86,161
Swedish Krona, Expiring 03/15/17	CITI	SEK	47,459,000	5,212,867	5,230,888	18,021
Turkish Lira, Expiring 03/15/17	CITI	TRY	110,005,180	31,291,592	30,726,178	(565,414)
Turkish Lira, Expiring 03/15/17	JPMC	TRY	165,007,770	46,937,447	46,089,268	(848,179)
South African Rand, Expiring 03/15/17	CITI	ZAR	374,800,000	26,663,632	26,931,932	268,300
South African Rand, Expiring 03/15/17	JPMC	ZAR	547,200,000	38,938,775	39,320,049	381,274

				$2,070,207,844	$2,048,903,987	$(21,303,857)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR STYLE PREMIA ALTERNATIVE FUND

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 03/15/17	CITI	AUD	(14,818,800)	$(10,692,317)	$(10,675,636)	$16,681
Australian Dollar, Expiring 03/15/17	JPMC	AUD	(22,228,200)	(16,038,455)	(16,013,454)	25,001
Swiss Franc, Expiring 03/15/17	CITI	CHF	(380,843,890)	(378,289,810)	(375,656,999)	2,632,811
Swiss Franc, Expiring 03/15/17	JPMC	CHF	(565,189,332)	(561,414,354)	(557,491,752)	3,922,602
Chinese Renminbi, Expiring 03/15/17*	CITI	CNY	(49,770,000)	(7,130,058)	(7,002,985)	127,073
Chinese Renminbi, Expiring 03/15/17*	JPMC	CNY	(63,978,000)	(9,179,617)	(9,002,150)	177,467
Danish Krone, Expiring 03/15/17	CITI	DKK	(54,752,970)	(7,941,964)	(7,782,463)	159,501
Danish Krone, Expiring 03/15/17	JPMC	DKK	(82,129,453)	(11,912,931)	(11,673,695)	239,236
Euro, Expiring 03/15/17	CITI	EUR	(79,666,550)	(85,411,216)	(84,156,555)	1,254,661
Euro, Expiring 03/15/17	JPMC	EUR	(103,173,822)	(110,529,929)	(108,988,694)	1,541,235
British Pound, Expiring 03/15/17	CITI	GBP	(18,748,701)	(23,509,124)	(23,146,271)	362,853
British Pound, Expiring 03/15/17	JPMC	GBP	(28,123,050)	(35,264,020)	(34,719,403)	544,617
Hong Kong Dollar, Expiring 03/15/17	CITI	HKD	(207,568,400)	(26,769,499)	(26,774,957)	(5,458)
Hong Kong Dollar, Expiring 03/15/17	JPMC	HKD	(51,582,600)	(6,656,108)	(6,653,816)	2,292
Hungarian Forint, Expiring 03/16/17	CITI	HUF	(1,020,000,000)	(3,432,062)	(3,478,347)	(46,285)
Hungarian Forint, Expiring 03/16/17	JPMC	HUF	(780,000,000)	(2,629,495)	(2,659,914)	(30,419)
Israeli Shekel, Expiring 03/15/17	CITI	ILS	(158,303,637)	(41,672,207)	(41,176,553)	495,654
Israeli Shekel, Expiring 03/15/17	JPMC	ILS	(237,455,454)	(62,508,232)	(61,764,830)	743,402
Indian Rupee, Expiring 03/15/17*	CITI	INR	(430,000,000)	(6,274,648)	(6,285,956)	(11,308)
Indian Rupee, Expiring 03/15/17*	JPMC	INR	(510,000,000)	(7,438,917)	(7,455,436)	(16,519)
Japanese Yen, Expiring 03/15/17	CITI	JPY	(4,692,507,000)	(40,399,084)	(40,290,128)	108,956
Korean Won, Expiring 03/15/17*	CITI	KRW	(83,031,867,584)	(71,075,755)	(68,752,960)	2,322,795
Korean Won, Expiring 03/15/17*	JPMC	KRW	(124,547,801,376)	(106,613,501)	(103,129,442)	3,484,059
Mexican Peso, Expiring 03/15/17	CITI	MXN	(164,000,000)	(7,951,978)	(7,837,355)	114,623
Mexican Peso, Expiring 03/15/17	JPMC	MXN	(246,000,000)	(11,927,954)	(11,756,033)	171,921
Norwegian Krone, Expiring 03/15/17	CITI	NOK	(131,473,160)	(15,648,930)	(15,232,068)	416,862
Norwegian Krone, Expiring 03/15/17	JPMC	NOK	(195,807,238)	(23,311,578)	(22,685,613)	625,965
New Zealand Dollar, Expiring 03/15/17	CITI	NZD	(5,012,000)	(3,444,369)	(3,474,518)	(30,149)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR STYLE PREMIA ALTERNATIVE FUND

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
New Zealand Dollar, Expiring 03/15/17	JPMC	NZD	(7,518,000)	$ (5,166,547)	$ (5,211,778)	$ (45,231)
Swedish Krona, Expiring 03/15/17	CITI	SEK	(678,104,307)	(74,319,670)	(74,740,043)	(420,373)
Swedish Krona, Expiring 03/15/17	JPMC	SEK	(859,210,961)	(94,092,797)	(94,701,454)	(608,657)
Singapore Dollar, Expiring 03/15/17	CITI	SGD	(97,807,800)	(68,665,495)	(67,515,350)	1,150,145
Singapore Dollar, Expiring 03/15/17	JPMC	SGD	(145,526,699)	(102,170,929)	(100,455,036)	1,715,893
Turkish Lira, Expiring 03/15/17	CITI	TRY	(6,000,000)	(1,699,996)	(1,675,895)	24,101
Turkish Lira, Expiring 03/15/17	JPMC	TRY	(9,000,000)	(2,549,998)	(2,513,842)	36,156
New Taiwan Dollar, Expiring 03/15/17*	CITI	TWD	(455,705,474)	(14,279,099)	(14,185,022)	94,077
New Taiwan Dollar, Expiring 03/15/17*	JPMC	TWD	(683,558,210)	(21,418,623)	(21,277,534)	141,089

				(2,079,431,266)	(2,057,993,937)	21,437,329

				$(9,223,422)	$(9,089,950)	$133,472

*	Non-deliverable forward (See Note 4).

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

CHF - Swiss Franc

CNY - Chinese Renminbi

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

HUF - Hungarian Forint

ILS - Israeli Shekel

INR - Indian Rupee

JPY - Japanese Yen

KRW - Korean Won

MXN - Mexican Peso

NOK - Norwegian Krone

NZD - New Zealand Dollar

PLN - Poland Zloty

SEK - Swedish Krona

SGD - Singapore Dollar

TRY - Turkish Lira

TWD - New Taiwan Dollar

USD - United States Dollar

ZAR - South African Rand

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR STYLE PREMIA ALTERNATIVE FUND

Total Return Basket Swaps* Outstanding at December 31, 2016

Over the Counter

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
GSIN	The Fund receives the total return on a portfolio of long and short positions and pays or receives the London Interbank Offered Rate (“LIBOR”) plus or minus a specified spread, which is denominated in GBP based on the local currencies of the positions within the swaps.	2-61 months maturity ranging from 01/19/2017 - 12/21/2020	$(22,383,878)

*	See the accompanying “Additional Information — Total Return Basket Swap” for further details.
**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap positions.

Additional Information — Total Return Basket Swap

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2016.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
Germany
TUI AG	97,179	$1,471,371	$(80,045)

Ireland
Paddy Power Betfair plc	2,746	306,702	(9,559)

Isle of Man
Paysafe Group plc	358,673	1,872,865	(234,236)

South Africa
Investec plc	369,937	2,201,473	224,795
Mondi plc	200,203	3,105,830	982,766

			1,207,561

Switzerland
Coca-Cola HBC AG	37,811	645,302	178,043
IWG plc	465,514	1,738,679	(330,584)
Wolseley plc	23,557	1,054,710	383,355

			230,814

United Kingdom
Aberdeen Asset Management plc	154,730	510,179	(20,955)
Aggreko plc	37,203	345,718	74,244
Amec Foster Wheeler plc	111,990	634,970	11,722
Ashtead Group plc	364,398	5,747,089	1,336,947
Babcock International Group plc	197,221	2,332,850	(19,563)
BAE Systems plc	487,827	3,057,634	490,600
Barratt Developments plc	1,698,101	10,972,172	(1,318,274)
Bellway plc	271,608	7,856,781	422,569
Berkeley Group Holdings plc	164,798	6,956,771	(1,259,894)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United Kingdom (continued)
BP plc	282,541	$1,578,094	$191,581
Britvic plc	61,582	551,175	(121,186)
BT Group plc	1,035,759	5,796,131	(1,120,402)
Bunzl plc	67,602	1,501,548	253,489
Close Brothers Group plc	198,107	3,226,836	291,677
Compass Group plc	244,963	3,847,611	679,686
Daily Mail & General Trust plc	69,517	591,088	74,628
DCC plc	60,487	4,180,623	315,438
Direct Line Insurance Group plc	579,918	2,869,109	(229,815)
Dixons Carphone plc	376,675	2,264,341	(619,218)
easyJet plc	93,394	2,012,843	(857,613)
GKN plc	818,912	3,131,728	206,071
Greene King plc	247,646	2,650,815	(522,846)
Hays plc	286,375	421,020	104,455
Henderson Group plc	172,063	576,090	(79,484)
Howden Joinery Group plc	205,238	1,345,481	(376,959)
HSBC Holdings plc	1,323,703	9,395,580	1,284,870
Imperial Brands plc	85,083	3,641,180	66,783
Inchcape plc	138,673	1,328,198	(129,792)
Indivior plc	833,862	2,440,099	598,197
Informa plc	53,254	445,125	940
Intermediate Capital Group plc	665,265	5,423,879	303,757
J Sainsbury plc	1,684,547	5,398,935	(221,566)
John Wood Group plc	104,586	828,183	301,185
Johnson Matthey plc	23,216	988,040	(79,662)
Jupiter Fund Management plc	112,182	579,039	31,882
Kingfisher plc	536,398	2,173,166	137,845
Legal & General Group plc	484,399	1,477,037	(1,375)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR STYLE PREMIA ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United Kingdom (continued)
Lloyds Banking Group plc	1,214,921	$809,097	$123,814
Meggitt plc	116,747	501,020	158,273
Micro Focus International plc	210,107	4,376,466	1,266,180
National Grid plc	780,829	9,233,729	(110,720)
Persimmon plc	504,999	11,199,618	(181,731)
Playtech plc	238,848	2,321,892	108,111
Provident Financial plc	72,241	3,055,509	(529,070)
Reckitt Benckiser Group plc	49,491	4,461,197	(268,915)
Rentokil Initial plc	807,959	1,614,397	596,002
Rightmove plc	34,355	1,700,422	(50,131)
Royal Mail plc	1,133,316	6,340,583	101,626
RPC Group plc	139,841	1,656,487	176,565
Sage Group plc (The)	360,472	2,732,935	172,840
Sky plc	364,777	5,082,145	(635,173)
SSE plc	148,811	2,698,882	142,525
Taylor Wimpey plc	4,993,740	10,666,109	(1,247,499)
Travis Perkins plc	41,731	848,648	(102,656)
Vodafone Group plc	2,392,186	6,329,497	(442,615)
Whitbread plc	15,010	840,042	(141,804)
William Hill plc	946,278	4,060,282	(680,416)
Wm Morrison Supermarkets plc	3,350,215	8,415,582	1,099,975
WPP plc	322,940	6,201,669	984,852

			739,995

Total of Long Equity Positions			1,854,530

Short Positions

Common Stocks
Australia
BHP Billiton plc	(817,001)	(10,208,249)	(2,800,875)

Chile
Antofagasta plc	(1,038,486)	(6,892,347)	(1,705,957)

Ireland
Experian plc	(404,100)	(5,509,303)	(2,314,734)

Jordan
Hikma Pharmaceuticals plc	(109,648)	(2,517,730)	(37,913)

Switzerland
Glencore plc	(756,297)	(2,030,846)	(524,594)

United Kingdom
Admiral Group plc	(24,260)	(502,829)	(42,756)
Anglo American plc	(55,203)	(774,386)	(5,569)
ASOS plc	(58,589)	(2,110,797)	(1,468,872)
Associated British Foods plc	(34,677)	(1,102,157)	(67,917)
AstraZeneca plc	(138,927)	(8,647,765)	1,061,273

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United Kingdom (continued)
Aviva plc	(898,896)	$(4,832,113)	$(522,278)
Balfour Beatty plc	(237,578)	(768,356)	(16,212)
Barclays plc	(900,451)	(1,711,005)	(760,146)
Booker Group plc	(438,272)	(914,467)	(32,899)
British American Tobacco plc	(9,126)	(394,633)	(122,587)
BTG plc	(194,676)	(1,475,265)	61,534
Burberry Group plc	(286,180)	(4,505,142)	(768,848)
Capita plc	(717,159)	(7,492,982)	2,803,774
Centrica plc	(2,749,253)	(7,063,195)	(854,777)
Cobham plc	(836,969)	(1,674,684)	(10,505)
Croda International plc	(38,348)	(1,410,009)	(98,201)
Diageo plc	(377,294)	(8,385,556)	(1,405,168)
Drax Group plc	(369,290)	(954,253)	(763,336)
G4S plc	(945,216)	(2,202,847)	(529,183)
GlaxoSmithKline plc	(144,089)	(2,355,601)	(412,133)
Hargreaves Lansdown plc	(343,617)	(6,287,975)	1,174,824
IMI plc	(208,638)	(2,240,406)	(427,822)
Inmarsat plc	(453,810)	(4,206,253)	7,330
InterContinental Hotels Group plc	(24,398)	(830,800)	(260,136)
International Consolidated Airlines Group SA	(155,750)	(851,596)	7,679
Intertek Group plc	(111,583)	(3,913,038)	(869,191)
ITV plc	(261,537)	(653,657)	(10,387)
Just Eat plc	(380,628)	(2,537,344)	(197,671)
Marks & Spencer Group plc	(170,655)	(711,491)	(23,637)
NEX Group plc	(166,062)	(1,614,446)	663,824
Next plc	(71,166)	(4,506,621)	140,896
Old Mutual plc	(1,369,680)	(2,693,548)	(799,095)
Pearson plc	(296,874)	(2,902,219)	(76,508)
Pennon Group plc	(197,307)	(2,050,306)	42,171
Petrofac Ltd.	(363,840)	(3,413,873)	(479,799)
Prudential plc	(62,745)	(1,177,266)	(74,966)
Rio Tinto plc	(345,862)	(10,301,442)	(2,902,878)
Rolls-Royce Holdings plc (c)	(23,039,468)	(172)	(28,222)
Rolls-Royce Holdings plc (LSE)	(500,858)	(4,199,613)	85,815
Rotork plc	(415,078)	(918,613)	(313,177)
Royal Bank of Scotland Group plc	(2,959,152)	(9,322,062)	1,145,465
RSA Insurance Group plc	(637,382)	(3,152,232)	(1,444,131)
Schroders plc	(16,387)	(543,356)	(58,505)
Serco Group plc	(1,917,860)	(2,080,768)	(1,302,766)
Severn Trent plc	(87,062)	(2,285,277)	(94,023)
Smith & Nephew plc	(224,457)	(3,337,564)	(31,361)
Spectris plc	(25,416)	(500,231)	(223,994)
Spirax-Sarco Engineering plc	(9,551)	(345,434)	(146,103)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR STYLE PREMIA ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United Kingdom (continued)
Sports Direct International plc	(127,056)	$(728,728)	$293,216
St. James’s Place plc	(153,917)	(1,883,766)	(36,161)
Standard Chartered plc	(284,886)	(1,703,677)	(619,546)
Standard Life plc	(800,705)	(3,664,324)	(2,257)
Tesco plc	(4,226,457)	(7,376,421)	(3,400,193)
Thomas Cook Group plc	(999,417)	(1,552,033)	478,480
TP ICAP plc	(135,704)	—	(721,718)
United Utilities Group plc	(104,341)	(1,114,273)	(42,274)
Weir Group plc (The)	(90,692)	(906,782)	(1,200,829)
Worldpay Group plc	(175,871)	(656,417)	72,509

			(15,629,947)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States
Shire plc	(223,293)	$(13,392,774)	$642,913

Total of Short Equity Positions			(22,371,107)

Total of Long and Short Equity Positions			(20,516,577)

Net Cash and Other Receivables/ (Payables) (b)			(1,867,301)

Swaps, at Value			$(22,383,878)

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.
(c)	Security fair valued as of 12/31/2016 in accordance with procedures approved by the Board of Trustees.

Total Return Basket Swaps Outstanding at December 31, 2016

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
GSIN	The Fund receives the total return on a portfolio of long and short positions and pays or receives the LIBOR plus or minus a specified spread, which is denominated in USD based on the local currencies of the positions within the swaps.	48-61 months maturity 12/22/2020	$174,225,480

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swap

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2016.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
Canada
Waste Connections, Inc.	54,932	$2,988,314	$1,328,792

Panama
Copa Holdings SA	10,706	980,138	(7,712)

Singapore
Broadcom Ltd.	15,488	2,175,754	562,060

Sweden
Autoliv, Inc.	11,509	1,225,865	76,378

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States
3M Co.	54,267	$9,089,021	$601,437
Aaron’s, Inc.	127,205	2,815,824	1,253,464
Accenture plc	72,618	7,615,138	890,609
Activision Blizzard, Inc.	284,685	11,048,605	(768,630)
Acuity Brands, Inc.	6,277	1,467,072	(17,964)
AdvanSix, Inc.	21,390	740,171	(266,596)
Aetna, Inc.	302,952	34,571,152	2,997,926
Aflac, Inc.	290,585	19,548,709	676,007
AGCO Corp.	161,033	7,379,241	1,938,128
Air Lease Corp.	75,334	2,222,880	363,336
Air Products & Chemicals, Inc.	3,067	406,417	34,679

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR STYLE PREMIA ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Akamai Technologies, Inc.	46,008	$2,800,820	$266,993
Alaska Air Group, Inc.	191,564	14,831,768	2,165,706
Albemarle Corp.	9,814	789,290	55,499
Alleghany Corp.	2,640	1,313,764	291,673
Allied World Assurance Co. Holdings AG	52,049	1,844,617	950,935
Allstate Corp. (The)	300,352	20,033,161	2,228,929
Alphabet, Inc.	7,306	5,576,698	212,942
Amdocs Ltd.	202,822	11,064,999	749,382
AMERCO	20,265	7,501,395	(11,653)
Ameren Corp.	461,142	21,481,853	2,709,656
American Airlines Group, Inc.	105,748	4,859,149	78,225
American Eagle Outfitters, Inc.	593,594	8,811,389	193,432
American Electric Power Co., Inc.	401,500	23,763,311	1,515,129
American Financial Group, Inc.	100,009	7,148,790	1,664,003
American International Group, Inc.	93,461	5,352,671	751,267
Ameriprise Financial, Inc.	85,288	8,683,259	778,591
AmerisourceBergen Corp.	14,971	1,423,839	(253,257)
Amgen, Inc.	84,092	12,815,139	(520,048)
AmTrust Financial Services, Inc.	246,217	7,375,087	(633,665)
Analog Devices, Inc.	18,038	979,132	330,788
Antero Resources Corp.	544,477	14,589,279	(1,712,398)
Anthem, Inc.	232,837	31,441,352	2,033,623
AO Smith Corp.	283,705	10,828,689	2,604,743
Apple, Inc.	6,850	746,513	46,854
Applied Materials, Inc.	485,789	13,937,157	1,739,254
Aramark	23,846	894,098	(42,318)
Arch Capital Group Ltd.	47,092	3,293,140	770,428
Archer-Daniels-Midland Co.	166,317	5,911,258	1,681,113
Arrow Electronics, Inc.	185,122	11,188,392	2,010,807
Ashland Global Holdings, Inc.	13,136	1,357,343	78,291
Aspen Insurance Holdings Ltd.	120,656	5,753,746	882,334
Associated Banc-Corp.	52,681	1,015,425	285,796
Assurant, Inc.	88,206	7,109,576	1,081,233
Assured Guaranty Ltd.	319,052	8,900,246	3,150,348
AT&T, Inc.	363,250	13,600,444	1,848,578
Atmos Energy Corp.	97,869	6,822,999	433,987
AutoZone, Inc.	1,673	1,263,634	57,685
Avery Dennison Corp.	165,199	11,384,039	216,234

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Avnet, Inc.	228,440	$9,467,596	$1,408,433
Axis Capital Holdings Ltd.	131,955	7,306,737	1,305,966
Bank of America Corp.	31,941	703,129	2,767
Bank of Hawaii Corp.	19,951	1,336,641	432,813
Bank of New York Mellon Corp. (The)	260,321	9,919,188	2,414,821
Baxter International, Inc.	260,830	11,500,630	64,572
BB&T Corp.	241,242	9,173,218	2,169,980
Becton Dickinson and Co.	40,000	6,462,805	159,195
Bed Bath & Beyond, Inc.	58,747	2,842,603	(455,125)
Bemis Co., Inc.	203,424	9,770,986	(43,250)
Best Buy Co., Inc.	401,326	13,759,730	3,364,850
Big Lots, Inc.	108,188	4,365,614	1,066,505
Biogen, Inc.	16,474	5,092,799	(421,102)
Bio-Rad Laboratories, Inc.	13,490	1,765,900	693,057
BlackRock, Inc.	14,941	5,208,848	476,800
Boeing Co. (The)	44,271	6,302,183	589,927
BOK Financial Corp.	59,918	3,119,945	1,855,645
Booz Allen Hamilton Holding Corp.	209,496	6,551,260	1,005,261
Boston Beer Co., Inc. (The)	3,569	628,567	(22,372)
Boston Scientific Corp.	36,529	678,278	111,845
Brinker International, Inc.	129,724	5,860,930	564,299
Broadridge Financial Solutions, Inc.	99,451	5,362,180	1,231,422
Brocade Communications Systems, Inc.	185,181	1,727,231	585,679
Bruker Corp.	115,671	2,574,857	(124,946)
Brunswick Corp.	142,830	6,318,431	1,471,517
Burlington Stores, Inc.	78,583	6,301,166	358,743
BWX Technologies, Inc.	23,119	893,630	24,194
CA, Inc.	289,378	8,949,819	243,720
Cabot Corp.	167,897	7,942,000	543,514
Cadence Design Systems, Inc.	231,143	4,858,489	970,937
Campbell Soup Co.	63,150	3,495,224	323,457
Capital One Financial Corp.	192,889	14,136,540	2,691,096
Cardinal Health, Inc.	93,304	7,930,289	(1,215,201)
Carlisle Cos., Inc.	55,772	5,260,001	891,093
Carnival Corp.	237,317	11,707,556	647,167
Carter’s, Inc.	58,066	5,460,390	(444,068)
Casey’s General Stores, Inc.	79,770	9,275,517	207,540
Cathay General Bancorp	11,406	307,121	126,649

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR STYLE PREMIA ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
CDW Corp.	114,572	$4,754,545	$1,213,511
Celanese Corp.	111,176	7,227,355	1,526,643
Centene Corp.	39,122	2,479,339	(268,554)
CenturyLink, Inc.	458,758	13,222,908	(2,313,643)
CH Robinson Worldwide, Inc.	8,278	585,797	20,649
Charles River Laboratories International, Inc.	95,656	7,419,841	(131,811)
Cheesecake Factory, Inc. (The)	147,637	7,493,877	1,346,626
Chemical Financial Corp.	9,381	402,162	106,007
Chubb Ltd.	101,348	12,449,415	940,683
Church & Dwight Co., Inc.	100,943	4,299,058	161,613
Cinemark Holdings, Inc.	104,238	3,201,971	796,599
Cintas Corp.	116,594	11,157,025	2,316,577
Cirrus Logic, Inc.	121,205	6,610,006	242,924
Cisco Systems, Inc.	495,474	13,787,819	1,185,405
Citizens Financial Group, Inc.	160,365	3,974,919	1,738,886
Citrix Systems, Inc.	78,077	5,402,923	1,570,134
Clorox Co. (The)	26,644	3,394,987	(197,174)
CME Group, Inc.	35,369	3,355,249	724,565
CMS Energy Corp.	260,160	10,380,770	447,090
Comcast Corp.	186,433	11,230,698	1,642,500
Commerce Bancshares, Inc.	150,942	6,381,909	2,344,048
Commercial Metals Co.	644,047	9,180,825	4,846,519
Computer Sciences Corp.	180,706	5,575,117	5,162,433
Conagra Brands, Inc.	27,961	862,639	243,219
ConocoPhillips	40,919	1,699,849	351,830
CONSOL Energy, Inc.	327,481	6,563,832	(593,853)
Consolidated Edison, Inc.	469,464	32,016,048	2,574,059
Constellation Brands, Inc.	105,765	16,365,765	(150,933)
Convergys Corp.	355,694	9,314,001	(578,157)
Cooper Cos., Inc. (The)	5,757	785,468	221,604
CoreLogic, Inc.	49,502	1,760,070	63,089
Corning, Inc.	546,547	12,565,801	698,895
CR Bard, Inc.	21,630	4,123,111	736,285
Cracker Barrel Old Country Store, Inc.	48,571	6,733,186	1,377,199
Crane Co.	75,291	4,666,851	763,136
Crown Holdings, Inc.	84,254	4,018,857	410,376
CSX Corp.	219,543	6,054,129	1,834,051
Cummins, Inc.	109,189	11,565,045	3,357,815
Curtiss-Wright Corp.	53,413	4,684,181	569,522
CVS Health Corp.	53,462	5,063,386	(844,700)
Danaher Corp.	104,095	6,932,072	1,170,683

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Darden Restaurants, Inc.	175,251	$10,818,141	$1,926,112
Dean Foods Co.	484,886	8,738,242	1,822,575
Deckers Outdoor Corp.	26,958	1,329,029	164,174
Delta Air Lines, Inc.	483,506	22,189,820	1,593,840
Deluxe Corp.	164,007	9,614,591	2,129,950
Diamond Offshore Drilling, Inc.	340,342	7,617,826	(1,593,773)
Dick’s Sporting Goods, Inc.	95,113	4,790,386	260,114
Dillard’s, Inc.	32,085	2,075,047	(63,638)
Discover Financial Services	190,464	10,649,180	3,081,370
Dover Corp.	41,423	2,808,829	294,997
Dow Chemical Co. (The)	374,142	18,355,475	3,052,930
DR Horton, Inc.	453,317	13,655,117	(1,265,963)
Dr. Pepper Snapple Group, Inc.	151,651	13,990,654	(240,458)
Dril-Quip, Inc.	115,616	6,544,798	397,943
DST Systems, Inc.	53,326	6,086,539	(372,658)
DTE Energy Co.	241,355	20,737,549	3,038,332
Duke Energy Corp.	117,557	9,320,051	(195,277)
Dun & Bradstreet Corp. (The)	9,863	1,017,801	178,778
East West Bancorp, Inc.	29,088	1,125,146	353,397
Eastman Chemical Co.	79,013	5,202,534	740,034
Eaton Corp. plc	121,940	8,035,491	145,463
eBay, Inc.	358,184	10,037,841	596,642
Edison International	203,372	13,071,230	1,569,521
Electronic Arts, Inc.	97,931	6,964,853	748,193
Eli Lilly & Co.	74,332	6,408,074	(940,955)
EMCOR Group, Inc.	49,515	3,336,108	167,573
Entergy Corp.	338,140	24,939,768	(96,622)
EQT Corp.	37,646	2,213,229	248,820
Equifax, Inc.	115,865	12,715,988	982,731
Euronet Worldwide, Inc.	24,205	1,879,073	(125,905)
Everest Re Group Ltd.	60,542	11,574,991	1,526,298
Exelon Corp.	605,030	19,410,664	2,061,851
Expedia, Inc.	23,971	2,805,915	(90,480)
Expeditors International of Washington, Inc.	32,749	1,510,440	223,947
Exxon Mobil Corp.	23,718	2,099,622	41,165
FactSet Research Systems, Inc.	9,833	1,515,509	91,498
Fair Isaac Corp.	37,614	3,782,319	702,022
Federated Investors, Inc.	44,970	1,320,851	(49,100)
FedEx Corp.	49,555	8,109,931	1,117,210
Fidelity National Information Services, Inc.	35,462	2,439,828	242,518

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR STYLE PREMIA ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Fifth Third Bancorp	727,875	$13,369,803	$6,260,986
First American Financial Corp.	138,533	5,038,300	36,164
FirstEnergy Corp.	29,311	976,324	(68,563)
Fiserv, Inc.	74,210	7,044,698	842,341
Flex Ltd.	633,173	7,531,199	1,567,497
FNF Group	33,782	1,159,458	(12,221)
Foot Locker, Inc.	132,347	8,464,446	917,633
Ford Motor Co.	712,958	8,705,859	(57,678)
Fortune Brands Home & Security, Inc.	149,515	9,073,303	(1,080,232)
FTI Consulting, Inc.	10,183	446,484	12,566
Fulton Financial Corp.	221,915	2,906,525	1,265,477
GameStop Corp.	193,180	5,543,021	(663,294)
Gannett Co., Inc.	14,985	205,247	(59,742)
GATX Corp.	99,039	4,371,343	1,727,478
General Dynamics Corp.	64,493	8,908,409	2,226,952
General Mills, Inc.	81,886	4,730,555	327,543
General Motors Co.	514,572	16,204,583	1,723,105
Genpact Ltd.	225,055	5,450,142	27,697
Gilead Sciences, Inc.	124,268	11,570,786	(2,671,954)
Goodyear Tire & Rubber Co. (The)	432,304	12,859,944	485,281
Graham Holdings Co.	7,021	3,452,199	142,202
Graphic Packaging Holding Co.	108,171	1,320,243	29,731
Great Plains Energy, Inc.	171,367	4,830,986	(144,098)
Hancock Holding Co.	20,400	666,393	212,847
Hanover Insurance Group, Inc. (The)	101,385	8,264,057	962,991
Harris Corp.	34,915	2,890,689	687,051
Hartford Financial Services Group, Inc. (The)	148,856	6,345,152	747,836
Hasbro, Inc.	65,733	4,682,083	431,287
Hawaiian Electric Industries, Inc.	131,607	3,969,607	382,637
HCA Holdings, Inc.	98,127	6,537,622	725,739
HD Supply Holdings, Inc.	74,917	2,532,318	652,404
Helmerich & Payne, Inc.	71,283	3,521,656	1,995,648
Herc Holdings, Inc.	12,649	389,055	118,929
Herman Miller, Inc.	163,876	4,885,381	719,179
Hewlett Packard Enterprise Co.	1,637,834	38,012,196	(112,718)
Hill-Rom Holdings, Inc.	18,291	891,665	135,192
Home Depot, Inc. (The)	35,601	4,656,983	116,399
Honeywell International, Inc.	121,546	12,648,314	1,432,790
Hormel Foods Corp.	258,005	10,044,865	(1,063,711)
HP, Inc.	943,176	12,684,474	1,312,257
Hubbell, Inc.	20,675	2,092,177	320,596

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Huntington Ingalls Industries, Inc.	172,937	$24,692,479	$7,160,787
Huntsman Corp.	409,665	6,845,965	970,443
IAC/InterActiveCorp.	28,107	1,729,143	91,910
IDACORP, Inc.	65,242	4,578,112	677,131
Illinois Tool Works, Inc.	89,290	10,474,814	459,639
Ingersoll-Rand plc	270,558	18,562,352	1,740,320
Ingredion, Inc.	160,496	17,270,981	2,784,600
Intel Corp.	368,935	13,008,450	372,823
Intercontinental Exchange, Inc.	164,785	8,176,692	1,120,478
InterDigital, Inc.	88,438	5,469,036	2,609,775
International Business Machines Corp.	54,788	8,196,289	897,971
International Game Technology plc	411,680	8,201,849	2,304,224
International Paper Co.	289,841	13,358,280	2,020,684
Interpublic Group of Cos., Inc. (The)	321,727	7,197,862	333,767
Intuit, Inc.	6,025	589,667	100,859
Intuitive Surgical, Inc.	1,977	1,407,915	(154,161)
ITT, Inc.	121,569	4,004,962	683,954
j2 Global, Inc.	49,789	3,356,855	715,885
Jabil Circuit, Inc.	394,378	7,972,446	1,362,481
Jack Henry & Associates, Inc.	72,597	5,735,930	709,232
Jacobs Engineering Group, Inc.	99,542	5,185,138	488,756
JetBlue Airways Corp.	597,386	12,836,714	556,680
JM Smucker Co. (The)	92,775	12,801,349	(920,582)
John Wiley & Sons, Inc.	62,561	2,907,063	502,511
Johnson & Johnson	176,894	19,886,114	493,844
Johnson Controls International plc	16,477	718,080	(39,393)
JPMorgan Chase & Co.	337,306	22,070,228	7,035,907
Juniper Networks, Inc.	115,193	2,734,992	520,362
KB Home	585,267	7,561,359	1,691,712
Kimberly-Clark Corp.	56,834	7,276,329	(790,433)
KLA-Tencor Corp.	17,158	1,246,426	103,566
Kohl’s Corp.	45,759	2,033,988	225,592
Kroger Co. (The)	338,642	12,970,195	(1,283,660)
L-3 Communications Holdings, Inc.	112,333	16,553,409	533,563
Lam Research Corp.	89,174	6,895,237	2,533,130
Lancaster Colony Corp.	36,095	3,850,181	1,253,291
Las Vegas Sands Corp.	12,877	696,433	(8,673)
Lear Corp.	214,040	25,341,814	2,990,660
Leggett & Platt, Inc.	70,855	3,138,798	324,594
Leidos Holdings, Inc.	204,562	8,635,245	1,826,056
Lennar Corp.	62,910	2,777,272	(76,545)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR STYLE PREMIA ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Lennox International, Inc.	31,861	$4,274,330	$605,819
Lincoln National Corp.	37,277	1,753,266	717,081
Lockheed Martin Corp.	33,554	7,334,471	1,052,016
Lowe’s Cos., Inc.	69,005	5,163,059	(255,423)
LyondellBasell Industries NV	165,690	14,401,466	(188,578)
Mallinckrodt plc	174,508	11,471,740	(2,777,751)
ManpowerGroup, Inc.	97,311	7,506,020	1,142,009
Marathon Petroleum Corp.	122,122	5,756,339	392,503
MarketAxess Holdings, Inc.	44,787	6,621,408	(41,301)
Marriott International, Inc.	39,626	2,534,935	741,343
Masco Corp.	133,342	3,722,137	494,137
Mattel, Inc.	58,126	1,877,215	(275,844)
McCormick & Co., Inc.	21,419	1,816,117	182,918
McKesson Corp.	5,617	965,703	(176,795)
Mentor Graphics Corp.	87,572	1,498,014	1,732,517
Merck & Co., Inc.	186,275	10,701,982	264,027
Meredith Corp.	81,039	4,169,042	624,414
MetLife, Inc.	109,632	4,874,971	1,033,098
Michael Kors Holdings Ltd.	171,980	8,582,923	(1,191,222)
Micron Technology, Inc.	131,748	2,445,030	442,887
Microsoft Corp.	140,095	7,719,915	985,589
Minerals Technologies, Inc.	56,140	2,563,203	1,773,612
Mohawk Industries, Inc.	17,949	3,466,622	117,435
Molina Healthcare, Inc.	153,204	8,669,321	(356,472)
Molson Coors Brewing Co.	107,676	10,990,148	(512,196)
Morgan Stanley	340,097	10,660,939	3,708,160
MSC Industrial Direct Co., Inc.	76,846	5,689,196	1,410,606
MSCI, Inc.	95,808	6,879,530	668,224
MSG Networks, Inc.	4,162	70,994	18,489
Murphy Oil Corp.	84,207	2,641,385	(20,021)
Murphy USA, Inc.	141,893	9,369,718	(647,555)
Mylan NV	62,734	2,482,407	(89,105)
Nasdaq, Inc.	233,461	13,976,638	1,693,264
Navient Corp.	281,259	4,277,456	343,629
NeuStar, Inc.	223,178	5,403,758	2,050,387
Newfield Exploration Co.	69,752	2,208,218	616,738
NewMarket Corp.	2,029	771,364	88,608
News Corp.	35,565	425,610	(18,035)
NextEra Energy, Inc.	59,422	6,397,205	701,348
NiSource, Inc.	458,046	9,359,886	781,253
Norfolk Southern Corp.	99,142	9,032,504	1,681,772
Northern Trust Corp.	47,306	3,404,600	807,999

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Northrop Grumman Corp.	123,130	$25,135,374	$3,502,201
Nu Skin Enterprises, Inc.	104,180	4,000,481	977,239
Nuance Communications, Inc.	36,972	680,935	(130,052)
NVIDIA Corp.	140,226	4,161,261	10,806,462
NVR, Inc.	6,102	10,020,080	164,157
Oceaneering International, Inc.	123,416	3,484,054	(2,488)
Old Republic International Corp.	475,437	8,765,052	268,251
Omnicom Group, Inc.	117,593	9,206,842	801,499
ON Semiconductor Corp.	133,181	1,293,492	405,897
ONE Gas, Inc.	147,646	8,662,155	781,283
ONEOK, Inc.	85,831	4,073,397	854,161
Orbital ATK, Inc.	68,445	5,741,524	263,156
O’Reilly Automotive, Inc.	2,377	604,590	57,191
Oshkosh Corp.	245,309	12,020,853	3,828,561
Owens Corning	418,966	20,136,228	1,465,659
PACCAR, Inc.	89,455	4,174,958	1,541,217
Packaging Corp. of America	109,202	7,628,049	1,634,464
PAREXEL International Corp.	36,211	2,225,589	154,198
Parker-Hannifin Corp.	58,411	7,214,775	962,765
Patterson-UTI Energy, Inc.	204,338	2,625,609	2,875,170
Paychex, Inc.	31,074	1,642,429	249,356
Penske Automotive Group, Inc.	50,256	1,719,820	885,451
People’s United Financial, Inc.	292,483	4,655,910	1,006,561
PepsiCo, Inc.	91,195	9,217,216	324,517
Pfizer, Inc.	312,771	10,495,004	(336,202)
PG&E Corp.	204,139	11,056,578	1,348,949
Phillips 66	76,497	6,245,715	364,391
Pilgrim’s Pride Corp.	499,042	10,820,814	(1,344,006)
Pinnacle Foods, Inc.	118,017	4,895,345	1,412,663
Pinnacle West Capital Corp.	345,432	24,356,705	2,597,354
Plantronics, Inc.	12,099	540,263	122,278
PNC Financial Services Group, Inc. (The)	183,923	17,303,542	4,208,092
Popular, Inc.	287,433	9,804,429	2,790,885
Procter & Gamble Co. (The)	291,574	24,981,157	(465,615)
Progressive Corp. (The)	35,291	1,146,589	106,242
Prudential Financial, Inc.	190,117	14,088,630	5,694,945

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR STYLE PREMIA ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Public Service Enterprise Group, Inc.	516,019	$19,803,552	$2,839,362
PulteGroup, Inc.	141,898	2,602,179	5,907
PVH Corp.	11,655	1,240,599	(188,852)
QEP Resources, Inc.	239,983	3,798,462	619,625
Quanta Services, Inc.	56,880	1,932,718	49,550
Quest Diagnostics, Inc.	62,322	4,615,177	1,112,215
Quintiles IMS Holdings, Inc.	65,101	4,269,282	681,649
Raymond James Financial, Inc.	75,954	4,377,073	884,260
Raytheon Co.	193,874	25,887,377	1,642,731
Regal Entertainment Group	53,043	974,139	118,547
Regions Financial Corp.	647,720	6,445,172	2,856,087
Reinsurance Group of America, Inc.	159,906	15,485,103	4,635,869
Reliance Steel & Aluminum Co.	180,240	11,073,581	3,262,709
RenaissanceRe Holdings Ltd.	37,361	4,294,528	794,787
Republic Services, Inc.	367,633	16,769,931	4,203,531
Rice Energy, Inc.	113,806	2,584,529	(154,771)
Rockwell Automation, Inc.	26,728	2,571,401	1,020,842
Ross Stores, Inc.	63,892	3,441,223	750,092
Rowan Cos. plc	856,712	13,849,774	2,333,516
Royal Caribbean Cruises Ltd.	86,864	7,362,993	(236,671)
RPC, Inc.	20,809	411,500	726
RPM International, Inc.	35,518	1,820,144	91,790
Ryder System, Inc.	157,107	9,538,590	2,156,455
S&P Global, Inc.	46,753	5,024,451	3,366
SCANA Corp.	266,039	17,629,980	1,865,358
Science Applications International Corp.	73,733	4,878,962	1,373,596
Scotts Miracle-Gro Co. (The)	25,699	1,799,738	655,801
Scripps Networks Interactive, Inc.	96,965	6,274,288	646,105
Sensient Technologies Corp.	29,356	1,820,656	486,139
Service Corp. International	14,965	353,470	71,536
Sherwin-Williams Co. (The)	9,109	2,407,790	40,162
Skechers U.S.A., Inc.	120,137	3,435,353	(482,386)
Skyworks Solutions, Inc.	33,274	2,294,636	189,601
Snap-on, Inc.	33,653	5,631,674	132,076
Sonoco Products Co.	167,224	7,706,324	1,106,381
Southern Co. (The)	284,667	13,830,924	171,846
Southwest Airlines Co.	235,705	9,483,480	2,264,058
Southwest Gas Corp.	14,416	1,086,690	17,864

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Southwestern Energy Co.	225,817	$2,249,499	$193,841
Spectrum Brands Holdings, Inc.	73,043	8,735,884	199,466
Spirit AeroSystems Holdings, Inc.	356,227	16,669,283	4,116,562
Spirit Airlines, Inc.	28,918	1,668,424	4,771
Stanley Black & Decker, Inc.	107,653	11,372,076	974,646
State Street Corp.	112,314	7,476,536	1,252,509
Steel Dynamics, Inc.	378,353	10,461,465	3,000,335
STERIS plc	6,136	451,426	(37,920)
Stryker Corp.	28,269	2,607,557	779,352
SunTrust Banks, Inc.	424,371	17,912,763	5,363,986
Synaptics, Inc.	30,806	2,047,456	(396,870)
Synchrony Financial	126,561	3,757,215	833,152
SYNNEX Corp.	104,323	9,864,231	2,760,938
Synopsys, Inc.	111,284	5,216,075	1,334,102
Sysco Corp.	25,128	1,073,567	317,771
Target Corp.	50,191	3,630,315	(5,019)
TE Connectivity Ltd.	35,882	2,274,560	211,345
Tech Data Corp.	206,759	14,365,350	3,143,002
TEGNA, Inc.	251,895	6,479,954	(1,091,920)
Teledyne Technologies, Inc.	17,516	1,432,127	722,341
Teleflex, Inc.	55,828	7,682,043	1,314,639
Teradyne, Inc.	266,912	5,141,624	1,637,941
Tesoro Corp.	109,688	9,446,995	145,221
Texas Instruments, Inc.	79,451	5,515,304	282,235
Texas Roadhouse, Inc.	125,976	5,493,560	583,523
Textron, Inc.	225,873	8,179,741	2,788,652
Thermo Fisher Scientific, Inc.	14,420	1,986,532	48,130
Thomson Reuters Corp.	56,164	2,066,554	392,306
Thor Industries, Inc.	135,938	10,206,481	3,394,116
Timken Co. (The)	29,827	1,011,844	172,288
TJX Cos., Inc. (The)	21,516	1,563,803	52,694
TopBuild Corp.	43,165	1,495,426	41,248
Torchmark Corp.	106,123	5,951,829	1,875,804
Toro Co. (The)	143,481	6,486,216	1,541,546
Total System Services, Inc.	77,203	3,047,444	737,820
Transocean Ltd.	421,889	5,241,661	976,983
Travelers Cos., Inc. (The)	219,735	25,267,273	1,632,686
Trinity Industries, Inc.	373,147	8,053,583	2,304,977
Trustmark Corp.	132,125	3,089,840	1,620,416
Tupperware Brands Corp.	20,831	1,197,328	(101,201)
Tyson Foods, Inc.	530,438	31,655,584	1,061,832
U.S. Bancorp	285,758	12,497,320	2,182,068
UGI Corp.	267,547	10,617,585	1,710,980
Ulta Salon Cosmetics & Fragrance, Inc.	6,940	1,425,734	343,549

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR STYLE PREMIA ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
United Continental Holdings, Inc.	342,898	$16,424,505	$8,565,901
United Parcel Service, Inc.	151,921	16,018,731	1,397,492
United States Steel Corp.	47,574	884,776	685,641
United Therapeutics Corp.	97,249	13,814,645	133,779
UnitedHealth Group, Inc.	149,356	19,948,941	3,953,993
Universal Health Services, Inc.	36,970	4,218,504	(285,635)
Unum Group	272,345	9,261,855	2,702,261
Urban Outfitters, Inc.	61,281	1,760,059	(14,776)
Vail Resorts, Inc.	6,140	960,039	30,404
Valero Energy Corp.	272,395	18,489,398	120,629
Validus Holdings Ltd.	162,048	7,612,279	1,301,981
Valmont Industries, Inc.	11,875	1,281,024	392,164
Vantiv, Inc.	25,562	1,349,564	174,442
Vectren Corp.	33,033	1,467,339	255,332
VeriSign, Inc.	6,912	538,675	(12,879)
Verizon Communications, Inc.	158,480	7,685,763	773,899
Versum Materials, Inc.	41,161	1,019,331	136,058
Vishay Intertechnology, Inc.	265,441	3,338,016	962,129
Vista Outdoor, Inc.	13,243	631,630	(142,963)
VMware, Inc.	46,860	2,321,825	1,367,463
VWR Corp.	146,253	3,994,121	(333,408)
Wal-Mart Stores, Inc.	308,450	20,703,185	616,879
Walt Disney Co. (The)	53,306	5,480,495	75,056
Waste Management, Inc.	322,227	17,896,483	4,952,634
Waters Corp.	21,457	2,791,384	92,222
WebMD Health Corp.	26,084	1,611,641	(318,657)
WellCare Health Plans, Inc.	181,749	19,342,032	5,572,121
Wells Fargo & Co.	258,711	13,860,005	397,559
Werner Enterprises, Inc.	231,780	5,668,734	577,737
West Pharmaceutical Services, Inc.	49,522	3,078,142	1,122,809
Western Union Co. (The)	111,511	2,140,275	281,744
Westlake Chemical Corp.	78,184	3,654,095	723,427
WGL Holdings, Inc.	42,142	2,661,665	552,927
Whirlpool Corp.	75,997	12,480,178	1,333,797
Woodward, Inc.	92,965	4,962,469	1,456,764
World Fuel Services Corp.	128,795	5,378,980	533,998
Worthington Industries, Inc.	140,735	6,416,750	259,719
WR Berkley Corp.	38,568	2,151,324	413,834

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Wyndham Worldwide Corp.	111,711	$7,784,289	$747,080
Xcel Energy, Inc.	635,271	24,077,051	1,778,478
Xerox Corp.	665,429	6,630,660	(821,465)
Xilinx, Inc.	33,767	1,473,475	565,039
Xylem, Inc.	95,410	4,575,686	149,017

			395,461,762

Total of Long Equity Positions			397,421,280

Short Positions

Common Stocks
Canada
Fortis, Inc.	(5,567)	(126,772)	(45,137)

Ireland
XL Group Ltd.	(165,517)	(5,849,495)	(317,669)

Norway
Golar LNG Ltd.	(189,237)	(3,313,736)	(1,027,361)

United Kingdom
Liberty Global plc	(488,259)	(15,572,407)	636,565
Pentair plc	(140,305)	(6,534,722)	(1,332,180)

			(695,615)

United States
3D Systems Corp.	(45,128)	(604,352)	4,601
ABIOMED, Inc.	(41,981)	(5,016,745)	286,326
Acadia Healthcare Co., Inc.	(411,909)	(20,482,966)	6,848,778
Acxiom Corp.	(102,180)	(2,233,478)	(504,946)
Adobe Systems, Inc.	(22,355)	(2,105,841)	(195,606)
Advance Auto Parts, Inc.	(84,311)	(12,687,771)	(1,570,905)
AECOM	(44,669)	(1,306,122)	(318,043)
Agilent Technologies, Inc.	(122,708)	(4,839,002)	(751,575)
Agios Pharmaceuticals, Inc.	(135,739)	(5,544,367)	(120,022)
Akorn, Inc.	(137,698)	(3,084,780)	78,833
Alexion Pharmaceuticals, Inc.	(58,034)	(9,048,981)	1,948,521
Align Technology, Inc.	(56,741)	(3,676,744)	(1,777,769)
Alkermes plc	(207,748)	(9,462,915)	(2,083,719)
Allegheny Technologies, Inc.	(540,895)	(6,375,859)	(2,240,598)
Allegion plc	(89,612)	(5,375,607)	(359,561)
Allergan plc	(123,698)	(26,980,316)	1,002,499
Alliance Data Systems Corp.	(28,055)	(7,222,840)	812,272
Alliant Energy Corp.	(55,555)	(1,753,093)	(351,886)
Allison Transmission Holdings, Inc.	(184,030)	(4,876,366)	(1,323,605)
Allscripts Healthcare Solutions, Inc.	(438,563)	(5,753,120)	1,275,392

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR STYLE PREMIA ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Ally Financial, Inc.	(64,937)	$(1,161,549)	$(73,552)
Alnylam Pharmaceuticals, Inc.	(174,598)	(8,557,766)	2,020,817
Amazon.com, Inc.	(9,211)	(7,037,186)	130,133
American Express Co.	(101,379)	(6,657,713)	(852,443)
AMETEK, Inc.	(223,946)	(10,618,111)	(265,665)
Amphenol Corp.	(113,241)	(5,383,069)	(2,226,726)
Anadarko Petroleum Corp.	(151,986)	(7,145,442)	(3,452,542)
Aon plc	(105,694)	(9,238,943)	(2,549,109)
Apache Corp.	(23,916)	(1,027,192)	(490,756)
AptarGroup, Inc.	(6,599)	(486,030)	1,334
Arconic, Inc.	(450,932)	(10,312,961)	1,952,682
Arista Networks, Inc.	(62,072)	(4,308,426)	(1,698,281)
Armstrong World Industries, Inc.	(140,354)	(5,500,679)	(366,118)
ARRIS International plc	(177,309)	(4,353,474)	(988,847)
Arthur J Gallagher & Co.	(185,435)	(7,190,442)	(2,444,761)
Artisan Partners Asset Management, Inc.	(260,431)	(7,961,504)	213,682
Ascena Retail Group, Inc.	(1,177,827)	(8,351,947)	1,061,198
athenahealth, Inc.	(129,093)	(14,427,127)	850,417
Autodesk, Inc.	(182,739)	(10,941,447)	(2,583,067)
Automatic Data Processing, Inc.	(4,036)	(331,703)	(83,117)
Avangrid, Inc.	(65,588)	(2,739,472)	254,999
Avis Budget Group, Inc.	(311,942)	(11,183,591)	(258,441)
Avon Products, Inc.	(1,489,723)	(6,343,912)	(1,164,292)
Axalta Coating Systems Ltd.	(446,950)	(12,425,497)	268,457
B/E Aerospace, Inc.	(230,993)	(9,585,860)	(4,317,608)
Ball Corp.	(111,467)	(8,045,736)	(322,092)
BancorpSouth, Inc.	(89,216)	(2,140,958)	(629,199)
Bank of the Ozarks, Inc.	(374,700)	(14,856,069)	(4,849,404)
BankUnited, Inc.	(17,212)	(625,236)	(23,485)
Belden, Inc.	(6,317)	(252,090)	(220,233)
BioMarin Pharmaceutical, Inc.	(179,672)	(15,763,298)	879,269
Bio-Techne Corp.	(73,230)	(6,627,579)	(902,662)
Black Hills Corp.	(27,775)	(1,369,799)	(333,919)
Black Knight Financial Services, Inc.	(42,262)	(1,308,230)	(289,274)
Blue Buffalo Pet Products, Inc.	(110,339)	(2,665,106)	12,557
BorgWarner, Inc.	(239,023)	(9,787,416)	360,349
Bristol-Myers Squibb Co.	(191,340)	(11,159,724)	(22,186)
Brookdale Senior Living, Inc.	(951,693)	(15,032,723)	3,212,696
Brown & Brown, Inc.	(118,693)	(3,660,387)	(1,664,181)
Brown-Forman Corp.	(78,980)	(3,742,414)	194,632

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Buffalo Wild Wings, Inc.	(11,839)	$(1,840,385)	$12,444
Bunge Ltd.	(31,315)	(2,132,826)	(129,369)
Cable One, Inc.	(680)	(285,615)	(137,162)
Cabot Oil & Gas Corp.	(185,479)	(2,924,270)	(1,408,519)
CalAtlantic Group, Inc.	(177,316)	(5,615,888)	(414,629)
CarMax, Inc.	(132,794)	(6,789,996)	(1,760,610)
Carpenter Technology Corp.	(144,056)	(4,028,556)	(1,181,949)
Caterpillar, Inc.	(62,269)	(4,041,258)	(1,733,569)
CBOE Holdings, Inc.	(79,259)	(5,067,832)	(788,615)
CBS Corp. (Non-Voting)	(87,454)	(4,068,360)	(1,495,463)
CEB, Inc.	(113,908)	(6,574,859)	(327,966)
CenterPoint Energy, Inc.	(147,679)	(2,712,494)	(926,317)
Cerner Corp.	(194,732)	(11,056,142)	1,831,687
CF Industries Holdings, Inc.	(1,078,300)	(28,053,454)	(5,891,430)
Charles Schwab Corp. (The)	(247,913)	(8,233,191)	(1,551,935)
Cheniere Energy, Inc.	(403,859)	(16,214,372)	(517,507)
Chesapeake Energy Corp.	(1,416,551)	(6,807,839)	(3,136,349)
Chicago Bridge & Iron Co. NV	(354,990)	(12,159,487)	888,555
Chico’s FAS, Inc.	(288,223)	(3,209,660)	(937,869)
Chipotle Mexican Grill, Inc.	(84,772)	(36,630,966)	4,644,794
Choice Hotels International, Inc.	(33,192)	(1,649,912)	(210,500)
Ciena Corp.	(206,874)	(4,236,154)	(813,640)
Cimarex Energy Co.	(17,914)	(2,204,457)	(230,055)
Clean Harbors, Inc.	(89,886)	(4,238,190)	(763,966)
CNO Financial Group, Inc.	(66,340)	(1,180,225)	(90,186)
Coach, Inc.	(52,917)	(1,727,211)	(125,942)
Cobalt International Energy, Inc.	(308,614)	(415,178)	38,669
Coca-Cola Co. (The)	(55,776)	(2,425,698)	113,225
Cognex Corp.	(204,323)	(7,337,511)	(5,661,518)
Cognizant Technology Solutions Corp.	(23,840)	(1,307,329)	(28,427)
Colfax Corp.	(273,819)	(6,943,415)	(2,894,901)
Colgate-Palmolive Co.	(235,866)	(16,113,126)	678,055
Comerica, Inc.	(136,779)	(5,399,423)	(3,916,595)
CommScope Holding Co., Inc.	(16,163)	(352,811)	(248,453)
CommVault Systems, Inc.	(100,950)	(3,976,203)	(1,212,627)
Compass Minerals International, Inc.	(97,280)	(6,974,353)	(647,535)
comScore, Inc.	(160,588)	(4,654,948)	(416,421)
Concho Resources, Inc.	(27,564)	(3,688,089)	33,102
Copart, Inc.	(7,993)	(404,921)	(37,972)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR STYLE PREMIA ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Core Laboratories NV	(19,753)	$(1,918,664)	$(452,486)
CoStar Group, Inc.	(22,012)	(4,273,622)	124,580
Costco Wholesale Corp.	(43,870)	(6,490,679)	(533,347)
Coty, Inc.	(817,596)	(16,273,535)	1,303,353
Covanta Holding Corp.	(719,507)	(10,991,734)	(232,576)
Cree, Inc.	(75,449)	(2,007,394)	16,295
Cullen/Frost Bankers, Inc.	(56,827)	(2,577,548)	(2,436,299)
Cypress Semiconductor Corp.	(1,267,883)	(12,076,355)	(2,428,227)
Dana, Inc.	(154,290)	(1,989,237)	(939,187)
DaVita, Inc.	(118,798)	(8,042,173)	415,341
Delphi Automotive plc	(92,136)	(6,497,229)	291,869
Denbury Resources, Inc.	(471,818)	(1,593,569)	(142,722)
DENTSPLY SIRONA, Inc.	(43,955)	(2,527,767)	(9,755)
Devon Energy Corp.	(23,271)	(611,855)	(450,931)
DexCom, Inc.	(362,553)	(26,494,970)	4,850,556
Diebold Nixdorf, Inc.	(337,995)	(8,768,256)	267,682
Discovery Communications, Inc.	(231,050)	(6,117,987)	(215,093)
DISH Network Corp.	(170,484)	(8,966,566)	(909,572)
Dollar Tree, Inc.	(75,028)	(5,746,456)	(44,205)
Dominion Resources, Inc.	(263,974)	(18,312,262)	(1,905,506)
Domino’s Pizza, Inc.	(35,507)	(4,963,454)	(690,680)
Donaldson Co., Inc.	(214,050)	(5,907,365)	(3,099,859)
Dunkin’ Brands Group, Inc.	(269,407)	(11,773,344)	(2,354,359)
Eaton Vance Corp.	(143,825)	(4,087,324)	(1,936,067)
Ecolab, Inc.	(36,471)	(4,205,106)	(70,024)
Edgewell Personal Care Co.	(33,448)	(2,416,190)	(25,179)
Edwards Lifesciences Corp.	(36,700)	(3,438,181)	(609)
Emerson Electric Co.	(56,196)	(2,527,189)	(605,738)
Endo International plc	(768,037)	(12,116,998)	(532,571)
Energen Corp.	(30,780)	(1,795,179)	20,096
Ensco plc	(938,460)	(8,932,842)	(188,990)
Envision Healthcare Corp.	(319,277)	(21,680,984)	1,473,942
EOG Resources, Inc.	(26,584)	(2,531,225)	(156,418)
Estee Lauder Cos., Inc. (The)	(22,201)	(1,980,551)	282,397
Esterline Technologies Corp.	(54,547)	(4,451,097)	(414,495)
Express Scripts Holding Co.	(21,506)	(1,843,570)	364,172
Extended Stay America, Inc.	(81,207)	(1,314,134)	2,641
F5 Networks, Inc.	(12,978)	(1,242,326)	(635,850)
Facebook, Inc.	(54,623)	(7,016,139)	731,763
Fastenal Co.	(213,035)	(9,429,276)	(579,108)
FireEye, Inc.	(904,770)	(12,795,752)	2,028,989

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
First Data Corp.	(1,589,921)	$(20,751,710)	$(1,809,269)
First Horizon National Corp.	(520,143)	(6,824,717)	(3,583,345)
First Republic Bank	(22,558)	(1,493,620)	(584,874)
Fitbit, Inc.	(829,516)	(6,453,785)	381,728
FleetCor Technologies, Inc.	(66,495)	(9,432,510)	22,137
FLIR Systems, Inc.	(68,254)	(2,097,419)	(372,693)
Flowers Foods, Inc.	(71,781)	(1,433,673)	207
Flowserve Corp.	(207,651)	(9,018,691)	(958,939)
Fluor Corp.	(38,072)	(1,755,881)	(243,661)
FMC Corp.	(258,219)	(9,529,057)	(5,075,810)
FNB Corp.	(147,023)	(1,885,603)	(471,176)
Fortinet, Inc.	(271,470)	(8,605,431)	428,754
Fossil Group, Inc.	(207,487)	(5,938,963)	573,349
Franklin Resources, Inc.	(53,836)	(1,908,486)	(222,343)
Freeport-McMoRan, Inc.	(715,831)	(5,941,837)	(3,499,974)
Frontier Communications Corp.	(3,610,825)	(14,190,679)	1,986,091
Gartner, Inc.	(44,064)	(3,829,063)	(624,486)
General Electric Co.	(126,594)	(3,867,447)	(132,924)
Genesee & Wyoming, Inc.	(158,331)	(8,165,465)	(2,824,290)
Gentex Corp.	(203,921)	(2,825,782)	(1,189,423)
Genworth Financial, Inc.	(802,914)	(2,294,925)	(764,177)
GoDaddy, Inc.	(50,450)	(1,666,740)	(96,487)
Graco, Inc.	(59,930)	(4,190,500)	(789,084)
Granite Construction, Inc.	(7,431)	(326,716)	(81,989)
Groupon, Inc.	(1,353,517)	(5,814,943)	1,321,266
Guess?, Inc.	(127,316)	(1,720,793)	180,269
Guidewire Software, Inc.	(95,670)	(5,467,887)	748,486
H&R Block, Inc.	(270,002)	(5,989,056)	(218,290)
Hain Celestial Group, Inc. (The)	(245,086)	(9,581,280)	15,573
Halyard Health, Inc.	(146,688)	(4,964,865)	(459,657)
Hanesbrands, Inc.	(165,202)	(4,231,758)	668,351
HEICO Corp.	(7,552)	(529,255)	(53,382)
Henry Schein, Inc.	(11,806)	(1,832,291)	41,203
Hershey Co. (The)	(97,740)	(8,553,061)	(1,556,187)
Hertz Global Holdings, Inc.	(165,499)	(3,322,893)	(245,266)
Hess Corp.	(52,066)	(2,882,863)	(360,329)
Hexcel Corp.	(37,421)	(1,705,661)	(219,275)
Hilton Worldwide Holdings, Inc.	(210,427)	(4,654,645)	(1,068,969)
HollyFrontier Corp.	(24,234)	(553,533)	(240,373)
Hologic, Inc.	(215,791)	(8,327,396)	(330,139)
HSN, Inc.	(21,657)	(784,909)	42,074
Huntington Bancshares, Inc.	(320,895)	(3,216,130)	(1,026,102)
IDEX Corp.	(6,458)	(460,374)	(121,234)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR STYLE PREMIA ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
IDEXX Laboratories, Inc.	(68,311)	$(4,781,177)	$(3,229,654)
IHS Markit Ltd.	(173,386)	(6,315,958)	176,360
Illumina, Inc.	(128,427)	(21,842,924)	5,399,131
Incyte Corp.	(117,595)	(9,915,415)	(1,875,836)
Inovalon Holdings, Inc.	(49,394)	(621,357)	112,599
Integrated Device Technology, Inc.	(50,016)	(1,184,756)	6,379
Intrexon Corp.	(16,943)	(417,808)	6,093
Invesco Ltd.	(18,109)	(557,427)	8,000
Ionis Pharmaceuticals, Inc.	(164,881)	(5,278,016)	(2,608,242)
IPG Photonics Corp.	(45,106)	(3,949,099)	(503,314)
Jack in the Box, Inc.	(3,713)	(360,483)	(54,036)
Jazz Pharmaceuticals plc	(35,298)	(4,575,557)	727,016
JB Hunt Transport Services, Inc.	(11,772)	(845,904)	(296,804)
JC Penney Co., Inc.	(1,020,684)	(8,993,728)	511,844
Juno Therapeutics, Inc.	(220,378)	(4,584,209)	430,084
Kansas City Southern	(100,254)	(7,160,500)	(1,346,052)
Kate Spade & Co.	(617,544)	(11,089,521)	(440,026)
KBR, Inc.	(397,757)	(6,494,291)	(144,273)
Kellogg Co.	(76,429)	(5,471,099)	(162,483)
Kennametal, Inc.	(244,472)	(4,323,008)	(3,319,187)
Keysight Technologies, Inc.	(51,900)	(1,320,288)	(577,695)
Kinder Morgan, Inc.	(317,709)	(6,054,467)	(525,286)
KLX, Inc.	(231,991)	(7,794,283)	(2,670,831)
Knowles Corp.	(348,147)	(4,774,927)	(1,042,609)
Kosmos Energy Ltd.	(355,575)	(2,035,221)	(457,360)
L Brands, Inc.	(83,315)	(5,940,271)	454,811
Laboratory Corp. of America Holdings	(9,200)	(1,119,456)	(61,640)
Landstar System, Inc.	(31,217)	(1,785,603)	(877,207)
Laredo Petroleum, Inc.	(232,674)	(3,036,337)	(253,674)
Legg Mason, Inc.	(323,760)	(10,326,415)	642,754
Liberty Broadband Corp.	(66,052)	(3,710,424)	(1,182,048)
Liberty Interactive Corp. QVC Group	(57,701)	(1,101,188)	(51,678)
LifePoint Health, Inc.	(7,669)	(440,217)	4,618
Lincoln Electric Holdings, Inc.	(23,350)	(1,207,536)	(582,709)
Lions Gate Entertainment Corp.	(285,602)	(6,404,465)	(1,278,229)
Lions Gate Entertainment Corp.	(312,749)	(7,082,793)	(592,067)
LivaNova plc	(133,346)	(7,255,730)	1,259,160
Live Nation Entertainment, Inc.	(317,866)	(7,862,744)	(592,491)
Loews Corp.	(283,679)	(10,635,768)	(2,648,919)
Lululemon Athletica, Inc.	(51,992)	(2,803,806)	(575,154)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
M&T Bank Corp.	(15,803)	$(1,673,218)	$(798,845)
Macy’s, Inc.	(52,731)	(1,998,901)	110,604
Madison Square Garden Co. (The)	(25,616)	(4,464,368)	70,968
Manhattan Associates, Inc.	(15,867)	(846,434)	5,007
Manitowoc Foodservice, Inc.	(480,672)	(4,563,670)	(4,727,720)
Marathon Oil Corp.	(315,292)	(4,367,956)	(1,089,749)
Markel Corp.	(3,092)	(2,718,688)	(78,026)
Marsh & McLennan Cos., Inc.	(193,902)	(10,482,938)	(2,622,899)
Mastercard, Inc.	(114,890)	(11,391,785)	(470,607)
Maxim Integrated Products, Inc.	(44,050)	(1,457,725)	(241,284)
MAXIMUS, Inc.	(19,601)	(1,136,866)	43,326
McDonald’s Corp.	(14,213)	(1,670,028)	(59,979)
MDU Resources Group, Inc.	(225,883)	(3,782,092)	(2,716,562)
Mead Johnson Nutrition Co.	(294,176)	(22,873,725)	2,057,831
MEDNAX, Inc.	(41,043)	(2,657,638)	(78,289)
Medtronic plc	(22,378)	(1,649,688)	55,703
Mercury General Corp.	(50,745)	(2,551,811)	(503,545)
Mettler-Toledo International, Inc.	(4,355)	(1,358,542)	(464,287)
Microsemi Corp.	(44,079)	(1,751,064)	(627,880)
Middleby Corp. (The)	(63,251)	(6,671,222)	(1,476,140)
Mondelez International, Inc.	(88,583)	(3,862,059)	(64,825)
Monster Beverage Corp.	(196,461)	(9,719,811)	1,008,730
Moody’s Corp.	(42,658)	(4,361,250)	339,881
Mosaic Co. (The)	(104,798)	(2,682,148)	(391,577)
Motorola Solutions, Inc.	(20,961)	(1,396,317)	(341,140)
Nabors Industries Ltd.	(230,205)	(2,282,508)	(1,492,854)
National Fuel Gas Co.	(77,199)	(4,063,618)	(308,934)
National Instruments Corp.	(234,952)	(6,694,703)	(546,517)
National Oilwell Varco, Inc.	(114,796)	(3,490,703)	(807,260)
NetApp, Inc.	(83,733)	(2,126,923)	(826,340)
Netflix, Inc.	(108,155)	(10,363,154)	(3,026,435)
NetScout Systems, Inc.	(407,457)	(9,806,342)	(3,028,554)
Neurocrine Biosciences, Inc.	(176,750)	(8,183,894)	1,343,669
New Jersey Resources Corp.	(12,088)	(407,056)	(22,068)
New York Times Co. (The)	(36,549)	(489,026)	2,924
Newell Brands, Inc.	(51,967)	(2,020,118)	(300,209)
Newmont Mining Corp.	(130,871)	(4,945,230)	486,455
NIKE, Inc.	(129,714)	(6,657,670)	64,307
Noble Corp. plc	(1,656,088)	(9,438,806)	(365,235)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR STYLE PREMIA ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Noble Energy, Inc.	(79,881)	$(2,493,885)	$(546,386)
Nordson Corp.	(40,363)	(2,329,434)	(2,193,240)
NorthStar Asset Management Group, Inc.	(323,955)	(3,676,238)	(1,157,171)
Norwegian Cruise Line Holdings Ltd.	(41,384)	(1,599,786)	(160,275)
NOW, Inc.	(163,595)	(3,235,631)	(113,158)
Occidental Petroleum Corp.	(165,179)	(10,188,691)	(1,577,009)
Ocwen Financial Corp.	(60,158)	(400,652)	76,401
Office Depot, Inc.	(1,238,890)	(4,434,754)	(1,165,029)
OGE Energy Corp.	(554,906)	(14,571,725)	(3,989,880)
Oil States International, Inc.	(33,397)	(925,921)	(376,562)
Old Dominion Freight Line, Inc.	(10,094)	(549,148)	(316,816)
Olin Corp.	(341,318)	(5,662,983)	(3,078,171)
OneMain Holdings, Inc.	(47,232)	(1,214,243)	168,527
Owens & Minor, Inc.	(11,881)	(404,503)	(14,777)
Owens-Illinois, Inc.	(630,138)	(10,051,352)	(919,350)
PacWest Bancorp	(164,681)	(6,382,732)	(2,582,501)
Palo Alto Networks, Inc.	(230,428)	(30,974,828)	2,159,807
Pandora Media, Inc.	(1,115,815)	(12,944,074)	(1,606,153)
Panera Bread Co.	(14,485)	(2,710,125)	(260,604)
Patheon NV	(30,877)	(855,348)	(31,131)
Patterson Cos., Inc.	(183,722)	(7,869,413)	331,300
PayPal Holdings, Inc.	(122,700)	(4,362,986)	(479,983)
PBF Energy, Inc.	(69,388)	(1,926,091)	(8,446)
PerkinElmer, Inc.	(13,240)	(687,686)	(2,780)
Perrigo Co. plc	(209,324)	(19,061,338)	1,639,301
Pitney Bowes, Inc.	(263,591)	(4,479,295)	475,348
Platform Specialty Products Corp.	(1,507,221)	(13,821,099)	(964,739)
PolyOne Corp.	(13,800)	(410,009)	(32,143)
Praxair, Inc.	(89,945)	(9,162,391)	(1,378,264)
Premier, Inc.	(282,817)	(9,079,940)	493,616
Prestige Brands Holdings, Inc.	(13,079)	(607,926)	(73,490)
Priceline Group, Inc. (The)	(7,242)	(10,120,908)	(496,298)
Primerica, Inc.	(8,147)	(365,388)	(197,977)
Principal Financial Group, Inc.	(143,283)	(6,052,549)	(2,237,805)
ProAssurance Corp.	(28,956)	(1,438,651)	(188,676)
Prosperity Bancshares, Inc.	(71,082)	(2,910,464)	(2,191,802)
PTC, Inc.	(117,110)	(4,100,183)	(1,318,496)
QIAGEN NV	(269,203)	(6,869,780)	(673,288)
Ralph Lauren Corp.	(18,088)	(1,807,773)	174,065
Range Resources Corp.	(99,882)	(4,118,029)	686,083
Red Hat, Inc.	(65,639)	(4,896,515)	321,477
Regal Beloit Corp.	(14,352)	(783,499)	(210,377)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Regeneron Pharmaceuticals, Inc.	(9,324)	$(3,711,969)	$289,222
ResMed, Inc.	(28,642)	(1,630,990)	(146,246)
Restoration Hardware Holdings, Inc.	(382,143)	(12,110,021)	378,231
Robert Half International, Inc.	(94,590)	(3,798,188)	(815,912)
Rockwell Collins, Inc.	(16,239)	(1,448,375)	(57,955)
Rollins, Inc.	(69,196)	(1,891,505)	(445,936)
Roper Technologies, Inc.	(57,858)	(10,564,388)	(28,255)
Royal Gold, Inc.	(171,291)	(12,825,245)	1,973,960
Sabre Corp.	(57,253)	(1,620,354)	191,891
salesforce.com, Inc.	(252,303)	(19,453,038)	2,180,374
Sally Beauty Holdings, Inc.	(134,207)	(3,766,990)	221,241
Santander Consumer USA Holdings, Inc.	(399,056)	(4,473,172)	(914,084)
SBA Communications Corp.	(129,564)	(14,008,280)	629,501
Sealed Air Corp.	(233,506)	(10,563,372)	(23,790)
Seattle Genetics, Inc.	(83,346)	(3,295,112)	(1,103,056)
Sempra Energy	(225,526)	(22,626,447)	(70,489)
Sensata Technologies Holding NV	(403,020)	(16,146,832)	449,203
ServiceMaster Global Holdings, Inc.	(43,678)	(1,576,623)	(68,727)
ServiceNow, Inc.	(203,775)	(15,334,584)	185,950
Signature Bank	(59,148)	(7,207,096)	(1,676,934)
Signet Jewelers Ltd.	(46,944)	(5,014,206)	589,264
Silgan Holdings, Inc.	(30,148)	(1,584,031)	41,057
Silicon Laboratories, Inc.	(20,870)	(997,450)	(359,100)
Sirius XM Holdings, Inc.	(2,454,440)	(10,004,644)	(917,614)
Six Flags Entertainment Corp.	(150,561)	(8,142,975)	(884,662)
SLM Corp.	(1,403,814)	(8,940,112)	(6,529,919)
SM Energy Co.	(101,343)	(3,885,714)	391,407
Snyder’s-Lance, Inc.	(100,550)	(3,541,682)	(313,405)
Sotheby’s	(269,261)	(7,317,035)	(3,415,708)
Splunk, Inc.	(367,481)	(20,617,627)	1,820,973
Sprouts Farmers Market, Inc.	(587,572)	(14,018,434)	2,901,572
SPX Corp.	(104,966)	(1,469,170)	(1,020,624)
SS&C Technologies Holdings, Inc.	(36,634)	(1,230,876)	183,144
Staples, Inc.	(697,319)	(5,871,942)	(438,795)
Starbucks Corp.	(221,234)	(12,411,735)	128,823
Stericycle, Inc.	(202,504)	(18,526,859)	2,925,951
Stifel Financial Corp.	(128,870)	(4,583,778)	(1,853,278)
SunPower Corp.	(252,021)	(2,220,337)	554,478
Superior Energy Services, Inc.	(713,066)	(9,997,189)	(2,039,365)
SVB Financial Group	(128,515)	(13,384,576)	(8,676,309)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR STYLE PREMIA ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Synovus Financial Corp.	(173,604)	$(5,534,402)	$(1,597,251)
T Rowe Price Group, Inc.	(20,262)	(1,399,941)	(124,978)
Tableau Software, Inc.	(294,073)	(14,493,996)	2,098,819
Targa Resources Corp.	(149,719)	(4,867,873)	(3,526,871)
TCF Financial Corp.	(95,259)	(1,214,467)	(651,657)
Tempur Sealy International, Inc.	(296,266)	(19,731,465)	(497,577)
Tenet Healthcare Corp.	(692,088)	(16,173,264)	5,902,678
Teradata Corp.	(199,989)	(5,174,851)	(258,850)
TerraForm Power, Inc.	(225,168)	(2,293,809)	(590,593)
Tiffany & Co.	(140,398)	(10,205,089)	(665,928)
Time, Inc.	(288,442)	(4,291,657)	(857,032)
Toll Brothers, Inc.	(105,591)	(3,271,573)	(1,748)
Tractor Supply Co.	(199,549)	(14,328,769)	(799,041)
TransDigm Group, Inc.	(51,761)	(13,228,744)	342,326
TreeHouse Foods, Inc.	(82,671)	(6,195,180)	227,160
TRI Pointe Group, Inc.	(202,168)	(2,173,976)	(146,912)
Trimble, Inc.	(352,383)	(7,727,756)	(2,896,591)
TripAdvisor, Inc.	(248,118)	(14,836,291)	3,331,059
Triumph Group, Inc.	(288,686)	(7,867,494)	217,315
Twitter, Inc.	(661,806)	(11,760,436)	972,998
Tyler Technologies, Inc.	(19,952)	(2,875,995)	27,448
Ultimate Software Group, Inc. (The)	(41,119)	(8,332,986)	834,936
Umpqua Holdings Corp.	(87,894)	(1,389,433)	(261,216)
United Natural Foods, Inc.	(46,037)	(1,739,225)	(457,660)
United Rentals, Inc.	(59,403)	(3,974,061)	(2,297,708)
United Technologies Corp.	(62,624)	(5,865,628)	(999,215)
USG Corp.	(176,648)	(4,245,457)	(856,137)
Valley National Bancorp	(399,502)	(3,728,057)	(922,147)
Varian Medical Systems, Inc.	(6,735)	(602,023)	(2,645)
VCA, Inc.	(29,903)	(1,513,548)	(539,293)
Veeva Systems, Inc.	(248,075)	(6,681,745)	(3,414,907)
VeriFone Systems, Inc.	(588,221)	(11,501,693)	1,072,534
Verisk Analytics, Inc.	(11,276)	(866,995)	(48,278)
Vertex Pharmaceuticals, Inc.	(158,014)	(16,322,838)	4,681,946
VF Corp.	(86,075)	(5,129,087)	536,986
Viacom, Inc.	(61,350)	(2,368,030)	214,645
ViaSat, Inc.	(7,835)	(583,492)	64,658
Viavi Solutions, Inc.	(214,554)	(1,139,761)	(615,290)
Visa, Inc.	(67,306)	(5,598,399)	347,185
Visteon Corp.	(16,697)	(1,922,660)	581,223
WABCO Holdings, Inc.	(57,934)	(5,947,714)	(201,980)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Wabtec Corp.	(7,407)	$(587,993)	$(26,936)
Waddell & Reed Financial, Inc.	(152,100)	(3,488,921)	521,450
Walgreens Boots Alliance, Inc.	(95,590)	(7,913,942)	2,914
Weatherford International plc	(5,481,006)	(31,357,055)	4,006,835
Webster Financial Corp.	(68,542)	(2,554,713)	(1,165,746)
Wendy’s Co. (The)	(268,639)	(2,732,345)	(899,654)
WESCO International, Inc.	(57,110)	(2,334,029)	(1,466,642)
Western Digital Corp.	(27,284)	(1,495,480)	(358,468)
WEX, Inc.	(59,218)	(4,959,167)	(1,649,562)
Whiting Petroleum Corp.	(1,147,557)	(10,688,698)	(3,104,937)
Whole Foods Market, Inc.	(113,233)	(3,559,607)	76,560
Williams Cos., Inc. (The)	(318,956)	(8,607,077)	(1,325,212)
Williams-Sonoma, Inc.	(75,825)	(3,941,554)	272,382
WisdomTree Investments, Inc.	(1,300,544)	(16,399,958)	1,911,898
Workday, Inc.	(256,712)	(19,748,386)	2,782,290
WPX Energy, Inc.	(379,815)	(4,884,855)	(649,049)
WR Grace & Co.	(209,915)	(13,220,540)	(978,111)
Wynn Resorts Ltd.	(33,427)	(2,184,415)	(707,355)
Yahoo!, Inc.	(271,972)	(9,250,245)	(1,266,913)
Yelp, Inc.	(191,168)	(5,208,506)	(2,080,730)
Zayo Group Holdings, Inc.	(254,085)	(7,255,172)	(1,094,061)
Zebra Technologies Corp.	(201,123)	(11,654,993)	(5,593,315)
Zillow Group, Inc.	(103,554)	(3,713,031)	(63,583)
Zions Bancorp	(437,463)	(11,036,311)	(7,792,097)
Zoetis, Inc.	(289,371)	(14,120,515)	(1,369,514)
Zynga, Inc.	(1,965,409)	(5,154,249)	103,149

			(188,599,831)

Total of Short Equity Positions			(190,685,613)

Total of Long and Short Equity Positions			206,735,667

Net Cash and Other Receivables/ (Payables) (b)			(32,510,187)

Swaps, at Value			$174,225,480

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR STYLE PREMIA ALTERNATIVE FUND

Total Return Basket Swaps Outstanding at December 31, 2016

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
GSIN	The Fund receives the total return on a portfolio of long and short positions and pays or receives the Euro Interbank Offered Rate plus or minus a specified spread, which is denominated in EUR based on the local currencies of the positions within the swaps.	1-61months maturity ranging from 01/12/2017 - 12/21/2020	$5,701,228

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swap

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2016.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
France
Aeroports de Paris	3,938	$414,382	$7,326
Air France-KLM	601,644	3,643,163	(370,558)
Arkema SA	43,067	3,910,683	299,146
Atos SE	150,391	13,109,428	2,741,420
AXA SA	47,600	1,111,212	88,726
BNP Paribas SA	147,003	7,391,600	1,963,361
Capgemini SA	69,923	6,314,157	(423,205)
Christian Dior SE	12,577	1,988,877	646,152
Cie Generale des Etablissements Michelin	143,588	13,686,481	2,274,587
CNP Assurances	111,291	1,668,848	391,073
Danone SA	14,509	1,013,601	(95,492)
Dassault Systemes SE	10,629	838,819	(29,782)
Eiffage SA	36,897	2,460,076	109,856
Eutelsat Communications SA	22,738	688,732	(249,033)
Faurecia	57,427	2,057,231	167,102
Ipsen SA	27,602	1,621,636	372,747
Lagardere SCA	103,234	2,784,311	80,993
Orange SA	855,260	13,305,042	(335,906)
Orpea	7,503	587,172	18,579
Peugeot SA	612,870	9,479,347	502,574
Publicis Groupe SA	59,140	3,775,128	299,888
Rexel SA	85,765	1,117,068	292,042
Sanofi	10,138	846,522	(26,711)
Schneider Electric SE	18,130	1,151,949	107,514
SCOR SE	124,315	4,375,963	(85,758)
SEB SA	16,598	1,902,846	346,247
Societe BIC SA	7,988	1,299,376	(213,992)
Societe Generale SA	138,733	5,294,557	1,529,276
Sodexo SA	46,754	4,632,964	735,017
Technip SA	15,371	986,076	108,827
Teleperformance	72,087	6,027,973	1,199,169
Thales SA	114,662	8,965,054	2,143,485
TOTAL SA	103,624	4,767,885	547,206
Valeo SA	147,385	7,116,711	1,344,338

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
France (continued)
Veolia Environnement SA	299,358	$6,835,399	$(1,748,752)
Vinci SA	80,996	5,280,939	228,785

			14,966,247

Total of Long Equity Positions			14,966,247

Short Positions

Common Stocks
France
Accor SA	(236,971)	(8,921,765)	93,962
Air Liquide SA	(53,126)	(5,242,049)	(665,496)
Airbus Group SE	(48,017)	(3,327,793)	156,333
Alstom SA	(171,846)	(4,115,004)	(610,520)
Bollore SA	(5,835)	104	(20,189)
Bollore SA (LSE)	(1,210,229)	(4,667,929)	406,615
Bureau Veritas SA	(133,103)	(2,482,487)	(93,629)
Carrefour SA	(104,871)	(2,816,161)	291,291
Casino Guichard Perrachon SA	(11,941)	(583,058)	10,910
Cie de Saint-Gobain	(17,475)	(729,284)	(83,607)
Cie Plastic Omnium SA	(37,290)	(1,123,689)	(65,546)
Credit Agricole SA	(171,075)	(1,558,233)	(559,449)
Edenred	(336,868)	(6,362,315)	(307,849)
Electricite de France SA	(341,959)	(3,822,714)	343,328
Engie SA	(193,536)	(3,325,811)	862,301
Essilor International SA	(60,205)	(6,728,237)	(64,584)
Hermes International	(21,093)	(7,088,593)	(1,564,130)
Iliad SA	(25,746)	(5,534,546)	590,096
Ingenico Group SA	(50,483)	(4,296,217)	268,390
JCDecaux SA	(45,887)	(1,410,439)	61,185
Kering	(22,052)	(3,636,604)	(1,309,740)
Legrand SA	(10,285)	(564,472)	(19,050)
LVMH Moet Hennessy Louis Vuitton SE	(72,338)	(11,358,958)	(2,433,844)
Natixis SA	(1,470,295)	(6,685,782)	(1,593,981)
Pernod Ricard SA	(56,653)	(6,122,872)	(8,118)
Remy Cointreau SA	(62,843)	(4,128,485)	(1,228,099)
SFR Group SA	(171,497)	(4,822,966)	(11,994)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR STYLE PREMIA ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
France (continued)
Suez	(28,604)	$(419,280)	$(2,185)
Vivendi SA	(330,740)	(6,582,864)	309,746
Zodiac Aerospace	(353,618)	(7,292,632)	(816,180)

			(8,064,033)

Luxembourg
SES SA	(71,540)	(1,824,605)	250,525

Total of Short Equity Positions			(7,813,508)

Total of Long and Short Equity Positions			7,152,739

Net Cash and Other Receivables/ (Payables) (b)			(1,451,511)

Swaps, at Value			$5,701,228

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

Collateral pledged to, or (received from), each counterparty at December 31, 2016 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ CENTRALLY CLEARED	TOTAL
BANA
Investment Companies	$4,000,000	$—	$4,000,000

BARC
Cash	—	118,569,733	118,569,733

CITI
Investment Companies	14,679,105	—	14,679,105

GSCO
Cash	—	(10,622,935)	(10,622,935)
U.S. Treasury Bills	—	17,858,853	17,858,853

GSIN
Investment Companies	378,626,425	—	378,626,425

JPMS
Cash	—	23,905,578	23,905,578

JPPC
Cash	74,510,000	—	74,510,000

MSCL
Cash	—	12,307,532	12,307,532

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR STYLE PREMIA ALTERNATIVE FUND

Collateral pledged to, or (received from), each counterparty for the Subsidiary (See Note 2) at December 31, 2016 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ CENTRALLY CLEARED	TOTAL
CITI
Investment Companies	$1,770,329	$—	$1,770,329

GSCO
Cash	—	8,513,279	8,513,279

GSIN
Cash	1,620,000	—	1,620,000

JPPC
Cash	—	30,018,086	30,018,086

MACQ
Investment Companies	4,860,000	—	4,860,000

MSCL
Cash	—	50,603,118	50,603,118

SOCG
Investment Companies	305,079	—	305,079

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR STYLE PREMIA ALTERNATIVE LV FUND

INVESTMENTS	SHARES	VALUE
LONG POSITIONS - 108.0%
COMMON STOCKS - 18.8%

Belgium - 0.3%
Ageas (a)	4,403	$174,037
bpost SA (a)	7,864	185,910
Colruyt SA (a)	1,579	78,042
KBC Group NV (a)	5,131	317,033
Proximus SADP (a)	1,423	40,907
Solvay SA (a)	394	46,061
UCB SA (a)	710	45,426
Umicore SA (a)	2,715	154,460

		1,041,876

Denmark - 0.5%
Danske Bank A/S (a)	3,439	104,043
DSV A/S (a)	3,828	170,002
FLSmidth & Co. A/S	647	26,827
GN Store Nord A/S (a)	2,697	55,775
H Lundbeck A/S *(a)	5,861	237,963
ISS A/S (a)	9,268	312,359
Jyske Bank A/S (a)	2,286	108,706
TDC A/S *(a)	12,076	61,906
Vestas Wind Systems A/S (a)	8,421	545,383
William Demant Holding A/S *(a)	19,242	334,223

		1,957,187

Finland - 0.7%
Amer Sports OYJ (a)	2,638	70,003
Cargotec OYJ, Class B (a)	6,021	271,078
Elisa OYJ (a)	3,639	118,127
Huhtamaki OYJ (a)	2,440	90,428
Kesko OYJ, Class B (a)	4,254	212,299
Metso OYJ (a)	2,968	84,436
Neste OYJ (a)	21,601	826,617
Orion OYJ, Class B (a)	2,795	124,187
Stora Enso OYJ, Class R (a)	14,465	154,732
UPM-Kymmene OYJ (a)	24,944	610,020

		2,561,927

Germany - 2.2%
adidas AG (a)	4,104	647,275
Allianz SE (a)	1,290	212,899
Aurubis AG (a)	2,434	140,083
Brenntag AG (a)	1,002	55,540
Covestro AG (a)(b)	10,913	746,969
Deutsche Lufthansa AG (a)	56,222	724,743
Deutsche Post AG (a)	1,619	53,095
Duerr AG (a)	399	31,992
Evonik Industries AG (a)	5,780	172,295
Freenet AG (a)	10,573	297,150
Hannover Rueck SE (a)	4,250	459,116
HeidelbergCement AG (a)	2,392	222,647
Hella KGaA Hueck & Co. (a)	2,921	109,937
HOCHTIEF AG (a)	2,824	394,267
Infineon Technologies AG (a)	19,709	340,916
KION Group AG (a)	3,378	187,552
Krones AG (a)	313	28,587
MAN SE (a)	239	23,722
METRO AG (a)	6,646	220,894
MTU Aero Engines AG (a)	934	107,737

INVESTMENTS	SHARES	VALUE
Germany - 2.2% (continued)
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (a)	2,186	$412,887
OSRAM Licht AG (a)	4,567	239,153
Rheinmetall AG (a)	4,465	299,650
RHOEN-KLINIKUM AG	1,118	30,178
Salzgitter AG (a)	2,844	99,784
Siemens AG (a)	2,820	345,281
Software AG (a)	10,656	386,210
STADA Arzneimittel AG (a)	8,501	439,177
Suedzucker AG (a)	29,910	712,952
Talanx AG (a)	7,822	261,246
Zalando SE *(a)(b)	1,157	44,075

		8,448,009

Italy - 1.1%
A2A SpA	400,799	517,624
Autogrill SpA	7,547	68,100
Banca Generali SpA	982	23,357
Banca Monte dei Paschi di Siena SpA(3) *(c)	1,320	20,424
BPER Banca (a)	10,014	53,148
Brembo SpA	1,084	65,577
Buzzi Unicem SpA	14,193	335,833
Davide Campari-Milano SpA (a)	14,962	146,138
Enel SpA (a)	202,786	891,386
FinecoBank Banca Fineco SpA	8,902	49,773
Hera SpA	12,075	27,793
Italgas SpA *	14,018	55,160
Leonardo-Finmeccanica SpA *(a)	3,224	45,153
Mediobanca SpA (a)	43,186	351,711
Poste Italiane SpA (b)	44,449	294,746
Prysmian SpA (a)	14,735	377,663
Recordati SpA	9,684	274,376
Snam SpA (a)	70,092	288,278
Terna Rete Elettrica Nazionale SpA (a)	63,275	289,378
UniCredit SpA (a)	13,214	37,947
UnipolSai SpA (a)	43,126	91,984

		4,305,549

Japan - 10.6%
ABC-Mart, Inc. (a)	1,200	67,886
Air Water, Inc. (a)	2,000	36,027
Aisin Seiki Co. Ltd. (a)	4,500	194,712
Ajinomoto Co., Inc. (a)	2,100	42,257
Alfresa Holdings Corp. (a)	15,600	257,665
Amada Holdings Co. Ltd. (a)	29,300	326,419
ANA Holdings, Inc. (a)	146,000	392,744
Aozora Bank Ltd. (a)	132,000	466,390
Asahi Group Holdings Ltd. (a)	1,800	56,673
Asahi Kasei Corp. (a)	19,000	165,324
Astellas Pharma, Inc. (a)	31,000	430,074
Bandai Namco Holdings, Inc. (a)	13,500	371,587
Bridgestone Corp. (a)	9,500	341,817
Brother Industries Ltd. (a)	10,600	190,561
Canon, Inc. (a)	900	25,346
Central Japan Railway Co. (a)	1,900	311,960
Chubu Electric Power Co., Inc. (a)	33,800	470,340
Chugoku Bank Ltd. (The) (a)	7,000	100,391
Citizen Watch Co. Ltd. (a)	17,700	105,529
Coca-Cola West Co. Ltd. (a)	3,900	114,811

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR STYLE PREMIA ALTERNATIVE LV FUND

INVESTMENTS	SHARES	VALUE
Japan - 10.6% (continued)
Cosmos Pharmaceutical Corp. (a)	200	$36,820
Daicel Corp. (a)	4,400	48,374
Daiichi Sankyo Co. Ltd. (a)	21,000	428,804
Daikin Industries Ltd. (a)	900	82,448
DeNA Co. Ltd.	4,800	104,904
East Japan Railway Co. (a)	1,200	103,462
Ezaki Glico Co. Ltd. (a)	4,100	191,889
FamilyMart UNY Holdings Co. Ltd. (a)	6,300	419,202
Fuji Heavy Industries Ltd. (a)	14,000	570,422
FUJIFILM Holdings Corp. (a)	4,900	185,542
Fujitsu Ltd. (a)	60,000	332,253
Gunma Bank Ltd. (The) (a)	10,300	56,287
Hakuhodo DY Holdings, Inc. (a)	16,300	200,705
Hankyu Hanshin Holdings, Inc. (a)	5,900	188,923
Haseko Corp. (a)	39,900	404,547
Hikari Tsushin, Inc. (a)	900	83,779
Hiroshima Bank Ltd. (The) (a)	5,000	23,299
Hisamitsu Pharmaceutical Co., Inc. (a)	4,200	209,777
Hitachi Capital Corp. (a)	5,600	137,507
Hitachi Chemical Co. Ltd. (a)	12,400	309,334
Hitachi High-Technologies Corp. (a)	13,300	534,932
Hitachi Metals Ltd. (a)	3,900	52,507
Hokuhoku Financial Group, Inc. (a)	9,400	161,943
Hoshizaki Corp. (a)	400	31,668
Idemitsu Kosan Co. Ltd. (a)	23,400	620,693
Iida Group Holdings Co. Ltd. (a)	17,000	322,273
Isuzu Motors Ltd. (a)	10,400	131,503
Ito En Ltd. (a)	1,700	56,351
ITOCHU Corp. (a)	32,800	434,297
Itochu Techno-Solutions Corp. (a)	9,900	256,950
Izumi Co. Ltd. (a)	2,600	111,794
J Front Retailing Co. Ltd. (a)	12,500	168,296
Japan Airlines Co. Ltd. (a)	15,900	463,974
Japan Post Holdings Co. Ltd. (a)	2,000	24,903
JSR Corp. (a)	2,200	34,629
JTEKT Corp. (a)	7,200	114,810
JX Holdings, Inc. (a)	18,900	79,860
Kajima Corp. (a)	64,000	442,056
Kaken Pharmaceutical Co. Ltd. (a)	1,900	100,619
Kamigumi Co. Ltd. (a)	9,000	85,719
Kaneka Corp. (a)	34,000	276,553
Kao Corp. (a)	6,400	302,943
KDDI Corp. (a)	23,800	601,021
Keihan Holdings Co. Ltd. (a)	9,000	59,035
Kewpie Corp. (a)	12,300	298,322
Kobayashi Pharmaceutical Co. Ltd. (a)	600	25,627
Konami Holdings Corp. (a)	15,200	613,446
Kose Corp. (a)	400	33,163
Kuraray Co. Ltd. (a)	18,400	275,918
Kurita Water Industries Ltd. (a)	1,700	37,401
Kyocera Corp. (a)	3,000	148,742
Lion Corp. (a)	12,000	196,696
M3, Inc. (a)	1,400	35,197
Marubeni Corp. (a)	11,300	63,914
Maruichi Steel Tube Ltd. (a)	1,400	45,495
Matsumotokiyoshi Holdings Co. Ltd. (a)	2,100	103,312
Mazda Motor Corp. (a)	13,100	213,320
Medipal Holdings Corp. (a)	14,000	220,530

INVESTMENTS	SHARES	VALUE
Japan - 10.6% (continued)
MEIJI Holdings Co. Ltd. (a)	2,800	$219,039
Miraca Holdings, Inc. (a)	1,100	49,199
Mitsubishi Chemical Holdings Corp. (a)	34,700	224,358
Mitsubishi Corp. (a)	2,400	50,973
Mitsubishi Electric Corp. (a)	19,000	264,274
Mitsubishi Gas Chemical Co., Inc. (a)	31,600	538,446
Mitsubishi Tanabe Pharma Corp. (a)	24,600	481,666
Mitsubishi UFJ Lease & Finance Co. Ltd. (a)	74,500	384,251
Mitsui & Co. Ltd. (a)	10,200	139,764
Mitsui Chemicals, Inc. (a)	79,000	353,963
Mixi, Inc.	7,400	269,641
Mizuho Financial Group, Inc. (a)	286,700	514,493
MS&AD Insurance Group Holdings, Inc. (a)	12,600	390,191
Nagoya Railroad Co. Ltd. (a)	51,000	246,238
Nankai Electric Railway Co. Ltd. (a)	21,000	106,400
Nexon Co. Ltd. (a)	8,900	128,616
NH Foods Ltd. (a)	16,000	431,625
NHK Spring Co. Ltd. (a)	43,500	413,704
Nikon Corp. (a)	13,500	209,661
Nippon Express Co. Ltd. (a)	85,000	456,388
Nippon Shokubai Co. Ltd. (a)	4,500	280,247
Nippon Telegraph & Telephone Corp. (a)	19,500	820,856
Nissan Motor Co. Ltd. (a)	8,700	87,271
Nisshin Seifun Group, Inc. (a)	15,800	236,746
Nissin Foods Holdings Co. Ltd. (a)	900	47,208
Nitori Holdings Co. Ltd. (a)	2,800	319,242
Nomura Research Institute Ltd. (a)	2,750	83,577
NTT Data Corp. (a)	2,800	135,273
Obayashi Corp. (a)	51,100	487,870
Oracle Corp. Japan (a)	2,700	135,821
ORIX Corp. (a)	44,100	686,384
Osaka Gas Co. Ltd. (a)	98,000	376,032
Otsuka Corp. (a)	5,000	233,221
Otsuka Holdings Co. Ltd. (a)	8,900	387,688
Park24 Co. Ltd. (a)	10,300	278,917
Pola Orbis Holdings, Inc. (a)	6,600	544,125
Renesas Electronics Corp. *(a)	5,900	46,808
Resona Holdings, Inc. (a)	162,000	830,253
Sankyo Co. Ltd. (a)	2,900	93,501
Santen Pharmaceutical Co. Ltd. (a)	7,500	91,510
Sawai Pharmaceutical Co. Ltd. (a)	700	37,523
SCSK Corp. (a)	900	31,406
Secom Co. Ltd. (a)	2,300	168,047
Seiko Epson Corp. (a)	19,900	420,140
Sekisui Chemical Co. Ltd. (a)	13,300	211,717
Sekisui House Ltd. (a)	8,300	137,899
Seven & i Holdings Co. Ltd. (a)	1,500	57,044
Shimadzu Corp. (a)	2,000	31,774
Shimamura Co. Ltd. (a)	4,100	511,200
Shimizu Corp. (a)	24,000	219,071
Shinsei Bank Ltd. (a)	82,000	137,214
Shionogi & Co. Ltd. (a)	3,000	143,379
SoftBank Group Corp. (a)	8,100	536,010
Sohgo Security Services Co. Ltd. (a)	1,700	65,252
Sojitz Corp. (a)	181,000	438,230
Sompo Holdings, Inc. (a)	11,100	374,862
Sosei Group Corp. *	2,300	263,347
Square Enix Holdings Co. Ltd. (a)	3,700	94,865

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR STYLE PREMIA ALTERNATIVE LV FUND

INVESTMENTS	SHARES	VALUE
Japan - 10.6% (continued)
Sugi Holdings Co. Ltd. (a)	2,900	$137,582
Sumitomo Corp. (a)	18,400	216,005
Sumitomo Dainippon Pharma Co. Ltd. (a)	30,700	526,945
Sumitomo Heavy Industries Ltd. (a)	5,000	32,106
Sumitomo Mitsui Financial Group, Inc. (a)	5,600	213,265
Sumitomo Mitsui Trust Holdings, Inc. (a)	8,700	311,275
Sumitomo Rubber Industries Ltd. (a)	26,400	417,710
Sundrug Co. Ltd. (a)	2,400	165,939
Suzuken Co. Ltd. (a)	6,970	227,658
Suzuki Motor Corp. (a)	11,000	386,198
Taisei Corp. (a)	62,000	432,944
Taisho Pharmaceutical Holdings Co. Ltd. (a)	1,400	116,059
Takashimaya Co. Ltd. (a)	20,000	164,635
TDK Corp. (a)	400	27,427
Teijin Ltd. (a)	11,800	238,427
Terumo Corp. (a)	5,700	210,132
Toho Co. Ltd. (a)	1,600	45,134
Toho Gas Co. Ltd. (a)	72,000	584,772
Tohoku Electric Power Co., Inc. (a)	7,100	89,502
Tokyo Broadcasting System Holdings, Inc. (a)	6,900	110,042
Tokyo Century Corp. (a)	6,900	235,435
Tokyo Electron Ltd. (a)	4,600	432,627
Tokyo Gas Co. Ltd. (a)	19,000	85,769
Tokyu Corp. (a)	16,000	117,411
Toppan Printing Co. Ltd. (a)	16,000	152,563
Tosoh Corp. (a)	57,000	402,077
TOTO Ltd. (a)	2,500	98,746
Toyo Suisan Kaisha Ltd. (a)	7,300	264,109
Toyoda Gosei Co. Ltd. (a)	11,800	275,402
Toyota Boshoku Corp. (a)	4,800	110,036
Tsuruha Holdings, Inc. (a)	1,200	113,571
Welcia Holdings Co. Ltd. (a)	600	36,519
West Japan Railway Co. (a)	3,400	208,270
Yamada Denki Co. Ltd. (a)	46,500	250,377
Yamaguchi Financial Group, Inc. (a)	45,000	489,920
Yamaha Corp. (a)	2,300	70,133
Yamazaki Baking Co. Ltd. (a)	20,900	402,940
Yokogawa Electric Corp. (a)	4,700	67,856

		40,789,141

Netherlands - 0.8%
Aalberts Industries NV (a)	1,307	42,344
ABN AMRO Group NV, CVA (a)(b)	6,663	147,531
Akzo Nobel NV (a)	575	35,930
ASM International NV (a)	3,341	149,786
Boskalis Westminster (a)	656	22,758
Gemalto NV (a)	868	50,128
Heineken NV (a)	978	73,289
Koninklijke Ahold Delhaize NV (a)	17,848	375,932
Koninklijke DSM NV (a)	6,390	382,935
Koninklijke Philips NV (a)	6,179	188,904
NN Group NV (a)	17,025	576,340
Randstad Holding NV (a)	5,987	324,301
Wolters Kluwer NV (a)	15,492	560,333

		2,930,511

INVESTMENTS	SHARES	VALUE
Norway - 0.1%
Gjensidige Forsikring ASA (a)	1,500	$23,780
Leroy Seafood Group ASA (a)	1,353	75,326
Marine Harvest ASA *(a)	19,938	360,489
Orkla ASA (a)	5,879	53,198
Yara International ASA (a)	2,065	81,235

		594,028

Spain - 0.7%
Aena SA (a)(b)	1,716	233,790
Almirall SA (a)	16,050	248,981
Banco de Sabadell SA (a)	78,170	108,623
Ebro Foods SA (a)	23,021	481,788
Endesa SA (a)	23,321	493,194
Gas Natural SDG SA (a)	3,104	58,396
Iberdrola SA (a)	41,978	274,867
Mediaset Espana Comunicacion SA (a)	3,372	39,499
Repsol SA (a)	48,264	678,261
Tecnicas Reunidas SA (a)	2,290	93,654

		2,711,053

Sweden - 0.5%
BillerudKorsnas AB	4,103	68,718
Boliden AB	8,418	218,658
Electrolux AB, Series B	9,716	240,578
Husqvarna AB, Class B	17,127	132,890
ICA Gruppen AB	3,956	120,412
Modern Times Group MTG AB, Class B	1,696	50,129
NCC AB, Class B	3,558	87,887
Saab AB, Class B	3,136	116,954
Securitas AB, Class B	20,100	315,286
Skanska AB, Class B	8,733	205,613
SKF AB, Class B	2,042	37,442
Svenska Cellulosa AB SCA, Class B	9,861	277,553
Swedbank AB, Class A	1,200	28,913
Swedish Match AB	4,175	132,464
Telia Co. AB (a)	6,320	25,389

		2,058,886

Switzerland - 1.0%
ABB Ltd. *(a)	17,717	372,796
Adecco Group AG (a)	1,020	66,582
Baloise Holding AG	1,165	146,598
Barry Callebaut AG *	94	114,842
DKSH Holding AG	414	28,418
Flughafen Zuerich AG	795	147,319
Galenica AG	280	315,518
Geberit AG (a)	321	128,514
Georg Fischer AG	260	212,635
Givaudan SA (a)	21	38,434
Helvetia Holding AG	108	58,110
Lonza Group AG *	1,414	244,380
Nestle SA (a)	1,348	96,567
Novartis AG (a)	1,793	130,393
Partners Group Holding AG	177	82,860
Roche Holding AG (a)	462	105,314
SGS SA (a)	69	140,192
Sika AG	43	206,308
Straumann Holding AG	96	37,408
Swiss Life Holding AG *(a)	919	259,598

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR STYLE PREMIA ALTERNATIVE LV FUND

INVESTMENTS	SHARES	VALUE
Switzerland - 1.0% (continued)
Swiss Re AG (a)	7,173	$678,658
Temenos Group AG *	1,498	104,127
UBS Group AG (a)	5,004	78,240

		3,793,811

United Kingdom - 0.3%
Fiat Chrysler Automobiles NV	81,722	743,411
Subsea 7 SA *(a)	30,479	384,928

		1,128,339

TOTAL COMMON STOCKS (Cost $67,853,334)		72,320,317

PREFERRED STOCK - 0.2%

Germany - 0.2%
Henkel AG & Co. KGaA (Cost $493,483) (a)	4,256	506,633

SHORT-TERM INVESTMENTS - 89.0%
INVESTMENT COMPANIES - 56.6%
J.P. Morgan U.S. Treasury Plus Money Market Fund - IM Shares, 0.41% (d)(e)(f)	196,284,547	196,284,547
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 0.37% (d)(f)	21,444,632	21,444,632

TOTAL INVESTMENT COMPANIES (Cost $217,729,179)		217,729,179

	PRINCIPAL AMOUNT

U.S. TREASURY OBLIGATIONS - 32.4%
U.S. Treasury Bill
0.43%, 1/19/2017 (e)(g)	$41,730,000	41,722,321
0.44%, 2/9/2017 (g)	1,553,000	1,552,286
0.45%, 2/16/2017 (e)(g)	12,339,000	12,332,362
0.48%, 3/2/2017 (g)	1,514,000	1,512,819
0.49%, 4/6/2017 (e)(g)	9,828,000	9,814,624
0.50%, 4/13/2017 (g)	1,092,000	1,090,359
0.47%, 4/20/2017 (e)(g)	15,137,000	15,112,645
0.50%, 5/4/2017 (e)(g)	5,000,000	4,990,085
0.53%, 5/11/2017 (e)(g)	18,996,000	18,955,729
0.63%, 5/18/2017 (e)(g)	13,352,000	13,321,664
0.61%, 5/25/2017 (g)	3,659,000	3,650,233
0.65%, 6/15/2017 (e)(g)	379,000	377,957
0.64%, 6/22/2017 (g)	210,000	209,386

TOTAL U.S. TREASURY OBLIGATIONS (Cost $124,647,890)		124,642,470

TOTAL SHORT-TERM INVESTMENTS (Cost $342,377,069)		342,371,649

TOTAL LONG POSITIONS (Cost $410,723,886)		415,198,599

INVESTMENTS	SHARES	VALUE
SHORT POSITIONS - (15.2)%
COMMON STOCKS - (15.1)%

Austria - (0.1)%
ams AG	(8,290)	$(234,912)

Belgium - (0.3)%
Anheuser-Busch InBev SA/NV	(6,552)	(693,490)
Telenet Group Holding NV *	(6,458)	(357,945)

		(1,051,435)

Denmark - (0.3)%
AP Moller - Maersk A/S, Class B	(81)	(129,111)
Chr Hansen Holding A/S	(1,572)	(86,940)
Coloplast A/S, Class B	(5,521)	(371,887)
Genmab A/S *	(540)	(89,452)
Novozymes A/S, Class B	(4,492)	(154,578)
Pandora A/S	(541)	(70,622)
Tryg A/S	(7,458)	(134,681)

		(1,037,271)

Finland - (0.4)%
Fortum OYJ	(27,498)	(420,339)
Nokia OYJ	(225,402)	(1,081,065)
Nokian Renkaat OYJ	(3,257)	(121,088)
Wartsila OYJ Abp	(794)	(35,600)

		(1,658,092)

Germany - (1.3)%
Bayer AG	(2,119)	(220,765)
Bayerische Motoren Werke AG	(2,500)	(232,840)
Beiersdorf AG	(2,950)	(249,888)
Bilfinger SE *	(2,264)	(87,170)
Commerzbank AG	(27,776)	(211,481)
Continental AG	(267)	(51,439)
Daimler AG	(5,963)	(442,547)
Deutsche Bank AG *	(52,139)	(945,767)
E.ON SE	(87,850)	(618,020)
GEA Group AG	(1,075)	(43,140)
HUGO BOSS AG	(6,529)	(398,589)
K+S AG	(2,359)	(56,194)
LANXESS AG	(1,332)	(87,224)
Linde AG	(503)	(82,511)
Merck KGaA	(3,279)	(341,412)
Nordex SE *	(1,149)	(24,611)
RWE AG *	(37,569)	(466,180)
Telefonica Deutschland Holding AG	(47,524)	(203,137)
thyssenkrupp AG	(7,119)	(169,114)
United Internet AG	(4,057)	(158,314)

		(5,090,343)

Italy - (0.6)%
Azimut Holding SpA	(13,297)	(221,174)
Banco Popolare SC	(176,850)	(425,599)
Eni SpA	(8,654)	(140,291)
Luxottica Group SpA	(10,390)	(558,426)
Mediaset SpA	(23,249)	(100,132)
Moncler SpA	(3,741)	(65,006)
Saipem SpA *	(376,978)	(210,849)
Salvatore Ferragamo SpA	(2,521)	(59,459)
Unione di Banche Italiane SpA	(112,194)	(307,195)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR STYLE PREMIA ALTERNATIVE LV FUND

INVESTMENTS	SHARES	VALUE
Italy - (0.6)% (continued)
Unipol Gruppo Finanziario SpA	(26,622)	$(95,729)
Yoox Net-A-Porter Group SpA *	(3,607)	(101,995)

		(2,285,855)

Japan - (8.7)%
Acom Co. Ltd.*	(36,000)	(157,201)
Advantest Corp.	(4,300)	(72,159)
Aeon Co. Ltd.	(33,000)	(466,409)
AEON Financial Service Co. Ltd.	(9,800)	(173,579)
Alps Electric Co. Ltd.	(40,700)	(977,938)
Asics Corp.	(31,000)	(617,765)
Bank of Kyoto Ltd. (The)	(60,000)	(444,754)
Benesse Holdings, Inc.	(10,700)	(293,982)
Calbee, Inc.	(15,600)	(487,986)
Casio Computer Co. Ltd.	(9,800)	(138,113)
Chiba Bank Ltd. (The)	(70,000)	(429,109)
Chugai Pharmaceutical Co. Ltd.	(11,000)	(315,524)
Chugoku Electric Power Co., Inc. (The)	(30,200)	(353,479)
Concordia Financial Group Ltd.	(11,100)	(53,415)
Credit Saison Co. Ltd.	(2,200)	(39,151)
Daido Steel Co. Ltd.	(8,000)	(33,001)
Dai-ichi Life Holdings, Inc.	(12,800)	(212,819)
Daiwa Securities Group, Inc.	(42,000)	(258,625)
Denso Corp.	(9,800)	(423,914)
Disco Corp.	(400)	(48,360)
Don Quijote Holdings Co. Ltd.	(4,500)	(166,074)
Eisai Co. Ltd.	(6,900)	(395,421)
Electric Power Development Co. Ltd.	(20,700)	(475,097)
FANUC Corp.	(2,600)	(434,966)
Fast Retailing Co. Ltd.	(2,000)	(714,054)
Hachijuni Bank Ltd. (The)	(42,500)	(245,920)
Hamamatsu Photonics KK	(8,600)	(225,882)
Hirose Electric Co. Ltd.	(300)	(37,100)
Hitachi Construction Machinery Co. Ltd.	(7,200)	(155,656)
Hitachi Ltd.	(23,000)	(124,019)
Hokuriku Electric Power Co.	(11,100)	(124,154)
Honda Motor Co. Ltd.	(5,500)	(160,574)
Hoya Corp.	(2,800)	(117,402)
Ibiden Co. Ltd.	(10,500)	(140,820)
IHI Corp. *	(146,000)	(378,125)
Iyo Bank Ltd. (The)	(69,300)	(476,949)
Japan Airport Terminal Co. Ltd.	(1,100)	(39,747)
Japan Display, Inc. *	(29,500)	(83,779)
Japan Post Bank Co. Ltd.	(6,700)	(80,290)
Japan Post Insurance Co. Ltd.	(1,100)	(23,526)
Japan Tobacco, Inc.	(6,300)	(206,789)
JFE Holdings, Inc.	(25,500)	(385,622)
JGC Corp.	(2,100)	(38,044)
Kakaku.com, Inc.	(22,400)	(370,118)
Kansai Electric Power Co., Inc. (The) *	(6,400)	(69,771)
Kansai Paint Co. Ltd.	(11,700)	(215,206)
Kawasaki Heavy Industries Ltd.	(109,000)	(341,188)
Keikyu Corp.	(38,000)	(440,161)
Keio Corp.	(8,000)	(65,714)
Keisei Electric Railway Co. Ltd.	(3,900)	(94,434)
Kikkoman Corp.	(19,000)	(606,219)
Kintetsu Group Holdings Co. Ltd.	(15,000)	(57,160)
Kirin Holdings Co. Ltd.	(10,100)	(163,935)
Kobe Steel Ltd. *	(72,200)	(686,491)

INVESTMENTS	SHARES	VALUE
Japan - (8.7)% (continued)
Koito Manufacturing Co. Ltd.	(2,100)	$(110,901)
Kubota Corp.	(8,000)	(114,007)
Kyowa Hakko Kirin Co. Ltd.	(3,800)	(52,415)
Kyushu Electric Power Co., Inc.	(28,000)	(303,337)
Kyushu Financial Group, Inc.	(4,200)	(28,457)
LIXIL Group Corp.	(9,200)	(208,520)
Mabuchi Motor Co. Ltd.	(4,600)	(239,035)
Marui Group Co. Ltd.	(1,900)	(27,682)
Minebea Co. Ltd.	(17,500)	(163,296)
MISUMI Group, Inc.	(6,100)	(100,203)
Mitsubishi Heavy Industries Ltd.	(68,000)	(309,131)
Mitsubishi Logistics Corp.	(14,000)	(197,377)
Mitsubishi Materials Corp.	(6,500)	(198,817)
Mitsubishi Motors Corp.	(96,600)	(549,134)
Mitsubishi UFJ Financial Group, Inc.	(6,000)	(37,004)
Mitsui OSK Lines Ltd.	(90,000)	(248,406)
Murata Manufacturing Co. Ltd.	(4,600)	(614,269)
Nabtesco Corp.	(3,100)	(71,861)
NGK Insulators Ltd.	(8,000)	(154,855)
NGK Spark Plug Co. Ltd.	(36,500)	(809,013)
Nidec Corp.	(2,400)	(206,618)
Nintendo Co. Ltd.	(1,400)	(291,026)
Nippon Paint Holdings Co. Ltd.	(14,600)	(396,313)
Nippon Steel & Sumitomo Metal Corp.	(11,200)	(248,067)
Nippon Yusen KK	(225,000)	(416,675)
Nissan Chemical Industries Ltd.	(2,200)	(73,334)
Nitto Denko Corp.	(2,200)	(168,435)
NOK Corp.	(4,200)	(84,948)
Nomura Holdings, Inc.	(15,900)	(94,003)
NSK Ltd.	(5,500)	(63,522)
NTN Corp.	(37,000)	(149,266)
Odakyu Electric Railway Co. Ltd.	(10,500)	(207,480)
Oji Holdings Corp.	(9,000)	(36,599)
Olympus Corp.	(9,100)	(313,538)
Omron Corp.	(9,700)	(370,685)
Ono Pharmaceutical Co. Ltd.	(6,100)	(132,947)
Oriental Land Co. Ltd.	(8,200)	(462,822)
Panasonic Corp.	(6,100)	(61,867)
Pigeon Corp.	(21,100)	(538,011)
Rakuten, Inc.	(60,900)	(596,689)
Recruit Holdings Co. Ltd.	(1,100)	(44,084)
Ricoh Co. Ltd.	(32,100)	(271,174)
Rinnai Corp.	(300)	(24,139)
Ryohin Keikaku Co. Ltd.	(1,300)	(254,453)
Sega Sammy Holdings, Inc.	(10,100)	(150,086)
Seibu Holdings, Inc.	(18,200)	(325,851)
Seven Bank Ltd.	(125,900)	(359,995)
Sharp Corp. *	(41,000)	(94,864)
Shikoku Electric Power Co., Inc.	(34,900)	(352,678)
Shimano, Inc.	(1,800)	(281,939)
Shin-Etsu Chemical Co. Ltd.	(300)	(23,217)
Shizuoka Bank Ltd. (The)	(56,000)	(469,982)
SMC Corp.	(600)	(142,755)
Sony Corp.	(4,800)	(134,121)
Sony Financial Holdings, Inc.	(61,500)	(958,689)
Stanley Electric Co. Ltd.	(9,200)	(250,633)
Sumco Corp.	(22,600)	(290,553)
Sumitomo Electric Industries Ltd.	(2,500)	(35,998)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR STYLE PREMIA ALTERNATIVE LV FUND

INVESTMENTS	SHARES	VALUE
Japan - (8.7)% (continued)
Sumitomo Metal Mining Co. Ltd.	(31,000)	$(395,488)
Suntory Beverage & Food Ltd.	(700)	(28,995)
Suruga Bank Ltd.	(1,000)	(22,328)
Sysmex Corp.	(800)	(46,224)
T&D Holdings, Inc.	(34,300)	(452,671)
Taiheiyo Cement Corp.	(24,000)	(75,664)
Taiyo Nippon Sanso Corp.	(49,700)	(574,138)
Takeda Pharmaceutical Co. Ltd.	(12,600)	(522,724)
THK Co. Ltd.	(1,600)	(35,334)
Tobu Railway Co. Ltd.	(20,000)	(99,148)
Toray Industries, Inc.	(3,000)	(24,227)
Toshiba Corp. *	(79,000)	(190,828)
Toyota Industries Corp.	(4,300)	(204,445)
Toyota Motor Corp.	(2,900)	(170,022)
Trend Micro, Inc.	(5,800)	(205,864)
Unicharm Corp.	(12,200)	(266,451)
USS Co. Ltd.	(7,700)	(122,321)
Yahoo Japan Corp.	(49,800)	(190,732)
Yakult Honsha Co. Ltd.	(12,400)	(573,704)
Yamaha Motor Co. Ltd.	(22,700)	(497,790)
Yamato Holdings Co. Ltd.	(1,100)	(22,298)
Yaskawa Electric Corp.	(24,800)	(384,523)
Yokohama Rubber Co. Ltd. (The)	(1,400)	(25,025)

		(33,384,410)

Luxembourg - (0.4)%
APERAM SA	(1,526)	(69,640)
ArcelorMittal *	(62,014)	(455,649)
Millicom International Cellular SA, SDR	(5,611)	(239,110)
Tenaris SA	(43,452)	(775,641)

		(1,540,040)

Netherlands - (0.6)%
Aegon NV	(80,348)	(441,404)
Altice NV, Class A *	(45,083)	(892,187)
ASML Holding NV	(3,898)	(436,850)
Koninklijke KPN NV	(62,554)	(184,980)
Koninklijke Vopak NV	(909)	(42,887)
OCI NV *	(8,089)	(141,081)
SBM Offshore NV	(1,427)	(22,341)

		(2,161,730)

Norway - (0.2)%
Norsk Hydro ASA	(28,986)	(138,342)
Schibsted ASA, Class A	(14,051)	(321,588)
Statoil ASA	(17,843)	(325,665)
Telenor ASA	(13,175)	(196,660)

		(982,255)

Spain - (0.7)%
Abertis Infraestructuras SA	(11,418)	(159,526)
Acciona SA	(357)	(26,223)
Amadeus IT Group SA	(973)	(44,130)
Atresmedia Corp. de Medios de Comunicacion SA	(9,628)	(105,101)
Banco Popular Espanol SA	(664,279)	(640,031)
Bankia SA	(166,760)	(169,936)
Cellnex Telecom SA (b)	(32,274)	(463,265)

INVESTMENTS	SHARES	VALUE
Spain - (0.7)% (continued)
Distribuidora Internacional de Alimentacion SA	(12,266)	$(60,160)
Ferrovial SA	(4,442)	(79,220)
Industria de Diseno Textil SA	(7,979)	(271,812)
Mapfre SA	(40,346)	(122,898)
Melia Hotels International SA	(2,959)	(34,447)
Obrascon Huarte Lain SA	(15,885)	(54,941)
Telefonica SA	(44,803)	(413,637)
Zardoya Otis SA	(2,084)	(17,586)

		(2,662,913)

Sweden - (0.5)%
Alfa Laval AB	(8,724)	(143,906)
Atlas Copco AB, Class A	(3,155)	(95,712)
Getinge AB, Class B	(3,554)	(56,946)
Hennes & Mauritz AB, Class B	(16,724)	(463,608)
Hexagon AB, Class B	(1,409)	(50,183)
Skandinaviska Enskilda Banken AB, Class A	(20,684)	(216,152)
Svenska Handelsbanken AB, Class A	(1,945)	(26,939)
Swedish Orphan Biovitrum AB *	(6,349)	(74,132)
Tele2 AB, Class B	(4,489)	(35,894)
Telefonaktiebolaget LM Ericsson, Class B	(103,636)	(607,408)
Trelleborg AB, Class B	(1,569)	(30,810)

		(1,801,690)

Switzerland - (0.9)%
Aryzta AG *	(2,094)	(92,086)
Chocoladefabriken Lindt & Spruengli AG	(24)	(124,187)
Cie Financiere Richemont SA	(11,182)	(739,025)
Credit Suisse Group AG *	(67,623)	(966,402)
Dufry AG *	(1,693)	(210,734)
Julius Baer Group Ltd. *	(1,515)	(67,117)
LafargeHolcim Ltd. *	(5,098)	(267,605)
OC Oerlikon Corp. AG *	(16,524)	(162,109)
STMicroelectronics NV	(16,044)	(182,077)
Sunrise Communications Group AG*(b)	(2,482)	(163,117)
Swatch Group AG (The)	(1,009)	(313,156)
Swisscom AG	(55)	(24,585)

		(3,312,200)

United Kingdom - (0.1)%
CNH Industrial NV	(14,741)	(127,908)
Dialog Semiconductor plc *	(2,291)	(96,256)
RELX NV	(18,702)	(314,565)

		(538,729)

United States - 0.0% (h)
QIAGEN NV *	(6,782)	(190,054)

TOTAL COMMON STOCKS (Proceeds $(58,017,321))		(57,931,929)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR STYLE PREMIA ALTERNATIVE LV FUND

INVESTMENTS	SHARES	VALUE
PREFERRED STOCKS - (0.1)%

Germany - (0.1)%
Schaeffler AG	(2,016)	$(29,748)
Volkswagen AG	(2,898)	(405,480)

TOTAL PREFERRED STOCKS (Proceeds $(452,280))		(435,228)

TOTAL SHORT POSITIONS (Proceeds $(58,469,601))		(58,367,157)

TOTAL INVESTMENTS IN SECURITIES AT VALUE - 92.8% (Cost $352,254,285)		356,831,442

OTHER ASSETS IN EXCESS OF LIABILITIES - 7.2% (i)		27,749,229

NET ASSETS - 100.0%		384,580,671

SECTOR	VALUE	% OF NET ASSETS
Consumer Discretionary	$(4,602,369)	(1.2)%
Consumer Staples	4,015,024	1.0
Energy	1,454,618	0.4
Financials	689,598	0.2
Health Care	3,600,225	0.9
Industrials	7,657,757	2.0
Information Technology	(1,921,770)	(0.5)
Materials	1,984,794	0.5
Telecommunication Services	576,981	0.2
Utilities	1,004,935	0.3
Short-Term Investment	342,371,649	89.0

Total Investments in Securities At Value	356,831,442	92.8
Other Assets In Excess Of Liabilities (i)	27,749,229	7.2

Net Assets	$384,580,671	100.0%

*	Non-income producing security.
(a)	All or a portion of this security is segregated in connection with obligations for securities sold short with a total value of $67,900,336. In addition, $342,970 of cash collateral was pledged.
(b)	Securities exempt from registration under Rule 144A or section 4(2), of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total value of all such securities at 12/31/2016 amounted to $840,729, which represents approximately 0.22% of net assets of the fund.
(c)	Security fair valued as of 12/31/2016 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at 12/31/2016 amounted to $20,424, which represents approximately 0.01% of net assets of the fund.
(d)	Represents 7-day effective yield as of 12/31/2016.
(e)	All or a portion represents positions held in the respective Subsidiary (See Note 2).
(f)	All or a portion of the security pledged as collateral for forward foreign currency exchange and swap contracts.
(g)	The rate shown was the effective yield at the date of purchase.
(h)	Represents less than 0.05% of net assets.
(i)	Includes appreciation/(depreciation) on forward foreign currency exchange, futures and swap contracts.

All securities are Level 2 with respect to ASC 820, unless otherwise noted in parentheses.

(3)	Level 3 security (See Note 5).

Abbreviations

CVA - Dutch Certification

OYJ - Public Traded Company

SCA - Limited partnership with share capital

SDR - Swedish Depositary Receipt

Total return swap contracts outstanding as of December 31, 2016:

Over the Counter

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
GSIN	BIST 30 February Futures	02/2017	TRY	286,755	$587
BANA	Bovespa Index February Futures	02/2017	BRL	(18,622,347)	(8,785)
CITI	Corn March Futures^	02/2017	USD	(588,390)	(10,011)
GSIN	Corn March Futures^	02/2017	USD	(1,015,587)	(5,213)
MACQ	Corn March Futures^	02/2017	USD	(2,115,771)	3,771
BANA	Hang Seng Index January Futures	01/2017	HKD	74,417,483	174,245
GSIN	Hang Seng Index January Futures	01/2017	HKD	36,738,577	76,957
MSCS	Hang Seng Index January Futures	01/2017	HKD	44,255,288	98,871
GSIN	H-SHARES Index January Futures	01/2017	HKD	926,185	1,627
MSCS	KOSPI Index 200 March Futures	03/2017	KRW	6,039,123,850	172,740
GSIN	MSCI Singapore Index January Futures	01/2017	SGD	(1,027,205)	2,662
BANA	MSCI Taiwan Stock Index January Futures	01/2017	USD	644,356	8,864
GSIN	MSCI Taiwan Stock Index January Futures	01/2017	USD	170,092	1,808
MSCS	MSCI Taiwan Stock Index January Futures	01/2017	USD	34,088	292

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR STYLE PREMIA ALTERNATIVE LV FUND

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
CITI	Soybean March Futures^	02/2017	USD	1,725,411	$ (68,812)
SOCG	Soybean March Futures^	02/2017	USD	941,330	(37,730)
MACQ	Soybean March Futures^	02/2017	USD	1,359,166	(53,966)
BANA	SwissMarket Index March Futures	03/2017	CHF	(11,127,535)	(227,068)
BANA	Taiwan Stock Exchange January Futures	01/2017	TWD	89,061,094	(4,905)
BANA	Tel Aviv 25 Index January Futures	01/2017	ILS	(1,315,190)	(2,217)
GSIN	WIG20 Index March Futures	03/2017	PLN	(641,713)	(4,592)

					$119,125

^	Represents positions held in the respective Subsidiary (See Note 2).

Open futures contracts outstanding at December 31, 2016:

Exchange Traded

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts:
162	GSCO	Brent Crude Futures^	01/2017	$9,010,500	$9,204,840	$194,340
6	JPPC	LME Copper Futures^	01/2017	697,762	828,761	130,999
76	JPPC	LME Copper Futures^	03/2017	11,100,589	10,516,025	(584,564)
87	MSCL	Silver Futures^	03/2017	7,309,741	6,955,215	(354,526)
3	MSCL	Soybean Futures^	03/2017	156,973	150,600	(6,373)
171	JPMS	BIST 30 Futures	02/2017	463,041	466,784	3,743
227	BARC	CAC40 Index Futures	01/2017	11,411,941	11,620,213	208,272
87	BARC	DAX Index Futures	03/2017	25,797,391	26,249,274	451,883
181	BARC	FTSE 100 Index Futures	03/2017	15,349,350	15,726,040	376,690
5	JPMS	FTSE Bursa Malaysia KLCI Index Futures	01/2017	91,057	91,144	87
2	BARC	H-SHARES Index Futures	01/2017	120,312	121,065	753
27	BARC	KOSPI Index 200 Futures	03/2017	2,819,736	2,906,669	86,933
12	JPMS	Mexican Stock Exchange Price and Quotation Index Futures	03/2017	266,710	265,035	(1,675)
6	BARC	MSCI Taiwan Stock Index Futures	01/2017	204,702	206,280	1,578
63	JPMS	S&P/Toronto Stock Exchange 60 Index Futures	03/2017	8,414,044	8,416,892	2,848
143	JPMS	SET50 Index Futures	03/2017	758,140	767,820	9,680
90	JPMS	SPI 200 Index Futures	03/2017	8,926,894	9,143,124	216,230
16	GSCO	10-Year Japanese Government Bond Futures	03/2017	20,557,331	20,567,616	10,285
24	JPMS	3-Month Euro Euribor Futures	06/2017	6,333,925	6,334,847	922
24	JPMS	3-Month Euro Euribor Futures	09/2017	6,333,128	6,333,584	456
24	JPMS	3-Month Euro Euribor Futures	12/2017	6,332,655	6,332,638	(17)
3	JPMS	ASX 90 Day Bank Accepted Bills Futures	03/2017	2,155,548	2,155,225	(323)
30	JPMS	ASX 90 Day Bank Accepted Bills Futures	06/2017	21,553,472	21,550,132	(3,340)
30	JPMS	ASX 90 Day Bank Accepted Bills Futures	09/2017	21,550,738	21,546,959	(3,779)
27	JPMS	ASX 90 Day Bank Accepted Bills Futures	12/2017	19,392,054	19,388,457	(3,597)
409	JPMS	Australia 3-Year Bond Futures	03/2017	32,958,708	32,900,072	(58,636)
79	JPMS	Canadian 3-Month Bank Acceptance Futures	06/2017	14,572,528	14,567,767	(4,761)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR STYLE PREMIA ALTERNATIVE LV FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts: (continued)
79	JPMS	Canadian 3-Month Bank Acceptance Futures	09/2017	$ 14,568,014	$ 14,558,942	$ (9,072)
79	JPMS	Canadian 3-Month Bank Acceptance Futures	12/2017	14,548,975	14,547,173	(1,802)
764	GSCO	Euro - SCHATZ Futures	03/2017	90,217,427	90,306,379	88,952
68	GSCO	Euro-Bobl Futures	03/2017	9,510,032	9,565,262	55,230
72	GSCO	Euro-Bund Futures	03/2017	12,345,066	12,441,060	95,994
97	MSCL	U.S. Treasury 10-Year Note Futures	03/2017	11,999,545	12,055,281	55,736
949	MSCL	U.S. Treasury 2-Year Note Futures	03/2017	205,834,210	205,636,438	(197,772)
30	MSCL	U.S. Treasury 5-Year Note Futures	03/2017	3,543,080	3,529,922	(13,158)

				617,205,319	617,953,535	748,216

Short Contracts:
280	MSCL	Corn Futures^	03/2017	$(4,962,465)	$(4,928,000)	$34,465
63	MSCL	Gold 100 OZ Futures^	02/2017	(7,195,115)	(7,255,710)	(60,595)
6	JPPC	LME Copper Futures^	01/2017	(698,178)	(828,761)	(130,583)
239	MSCL	Natural Gas Futures^	01/2017	(8,594,496)	(8,900,360)	(305,864)
62	MSCL	WTI Crude Futures^	01/2017	(3,182,705)	(3,330,640)	(147,935)
72	BARC	Amsterdam Index Futures	01/2017	(7,163,391)	(7,322,907)	(159,516)
695	BARC	Euro Stoxx 50 Index Futures	03/2017	(23,484,921)	(23,974,261)	(489,340)
80	BARC	FTSE/JSE Top 40 Index Futures	03/2017	(2,613,684)	(2,580,854)	32,830
96	BARC	FTSE/MIB Index Futures	03/2017	(9,408,732)	(9,703,748)	(295,016)
81	BARC	IBEX 35 Index Futures	01/2017	(7,852,852)	(7,941,037)	(88,185)
719	BARC	OMXS30 Index Futures	01/2017	(12,166,658)	(11,987,806)	178,852
22	JPMS	S&P 500 E-Mini Futures	03/2017	(2,469,155)	(2,459,820)	9,335
25	BARC	TOPIX Index Futures	03/2017	(3,143,364)	(3,247,058)	(103,694)
58	JPMS	90-Day EURODollar Futures	06/2017	(14,327,023)	(14,325,275)	1,748
58	JPMS	90-Day EURODollar Futures	09/2017	(14,311,018)	(14,303,525)	7,493
58	JPMS	90-Day EURODollar Futures	12/2017	(14,290,008)	(14,279,600)	10,408
2	JPMS	90-Day Sterling Futures	03/2017	(306,804)	(306,883)	(79)
50	JPMS	90-Day Sterling Futures	06/2017	(7,673,012)	(7,670,149)	2,863
50	JPMS	90-Day Sterling Futures	09/2017	(7,672,036)	(7,668,610)	3,426
48	JPMS	90-Day Sterling Futures	12/2017	(7,355,202)	(7,359,647)	(4,445)
462	JPMS	Australia 10-Year Bond Futures	03/2017	(42,358,440)	(42,589,655)	(231,215)
361	GSCO	Canadian 10-Year Bond Futures	03/2017	(37,359,428)	(36,977,865)	381,563
27	GSCO	Euro-Buxl 30-Year Bond Futures	03/2017	(4,899,917)	(4,931,707)	(31,790)
2	GSCO	Long Gilt Futures	03/2017	(309,784)	(310,146)	(362)
93	MSCL	U.S. Treasury Long Bond Futures	03/2017	(14,122,330)	(14,011,031)	111,299

				(257,920,718)	(259,195,055)	(1,274,337)

				$359,284,601	$358,758,480	$(526,121)

^	Represents positions held in the respective Subsidiary (See Note 2).

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR STYLE PREMIA ALTERNATIVE LV FUND

Forward foreign currency exchange contracts outstanding as of December 31, 2016:

Over the Counter

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 03/15/17	CITI	AUD	9,140,000	$6,779,742	$6,584,562	$(195,180)
Australian Dollar, Expiring 03/15/17	JPMC	AUD	13,710,000	10,169,624	9,876,843	(292,781)
Brazilian Real, Expiring 03/15/17*	CITI	BRL	12,636,000	3,587,938	3,807,318	219,380
Brazilian Real, Expiring 03/15/17*	JPMC	BRL	18,954,000	5,381,914	5,710,975	329,061
Canadian Dollar, Expiring 03/15/17	CITI	CAD	14,463,200	10,887,031	10,781,057	(105,974)
Canadian Dollar, Expiring 03/15/17	JPMC	CAD	21,694,800	16,330,566	16,171,584	(158,982)
Swiss Franc, Expiring 03/15/17	CITI	CHF	2,285,000	2,236,723	2,253,879	17,156
Swiss Franc, Expiring 03/15/17	JPMC	CHF	2,697,000	2,632,671	2,660,268	27,597
Chinese Renminbi, Expiring 03/15/17*	CITI	CNY	3,080,000	440,970	433,377	(7,593)
Chinese Renminbi, Expiring 03/15/17*	JPMC	CNY	3,096,000	444,305	435,629	(8,676)
Danish Krone, Expiring 03/15/17	CITI	DKK	1,856,000	268,859	263,808	(5,051)
Euro, Expiring 03/15/17	CITI	EUR	441,000	463,074	465,855	2,781
British Pound, Expiring 03/15/17	CITI	GBP	1,359,600	1,730,673	1,678,499	(52,174)
British Pound, Expiring 03/15/17	JPMC	GBP	2,039,400	2,595,960	2,517,748	(78,212)
Hong Kong Dollar, Expiring 03/15/17	CITI	HKD	6,996,600	902,369	902,516	147
Hong Kong Dollar, Expiring 03/15/17	JPMC	HKD	7,613,400	982,238	982,078	(160)
Hungarian Forint, Expiring 03/16/17	CITI	HUF	9,600,000	32,860	32,737	(123)
Hungarian Forint, Expiring 03/16/17	JPMC	HUF	14,400,000	49,288	49,106	(182)
Israeli Shekel, Expiring 03/15/17	CITI	ILS	4,640,000	1,204,793	1,206,916	2,123
Israeli Shekel, Expiring 03/15/17	JPMC	ILS	960,000	248,733	249,707	974
Indian Rupee, Expiring 03/15/17*	CITI	INR	94,120,000	1,372,587	1,375,893	3,306
Indian Rupee, Expiring 03/15/17*	JPMC	INR	141,180,000	2,058,882	2,063,841	4,959
Japanese Yen, Expiring 03/15/17	CITI	JPY	1,197,825,000	10,546,996	10,284,591	(262,405)
Japanese Yen, Expiring 03/15/17	JPMC	JPY	1,796,517,000	15,818,579	15,424,996	(393,583)
Mexican Peso, Expiring 03/15/17	CITI	MXN	38,444,000	1,836,642	1,837,190	548
Mexican Peso, Expiring 03/15/17	JPMC	MXN	47,166,000	2,253,731	2,254,004	273
Norwegian Krone, Expiring 03/15/17	CITI	NOK	19,506,000	2,309,574	2,259,903	(49,671)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR STYLE PREMIA ALTERNATIVE LV FUND

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
Norwegian Krone, Expiring 03/15/17	JPMC	NOK	24,564,000	$ 2,904,199	$ 2,845,907	$ (58,292)
New Zealand Dollar, Expiring 03/15/17	CITI	NZD	2,629,600	1,866,151	1,822,943	(43,208)
New Zealand Dollar, Expiring 03/15/17	JPMC	NZD	3,944,400	2,799,226	2,734,415	(64,811)
Poland Zloty, Expiring 03/15/17	CITI	PLN	2,960,000	703,230	706,476	3,246
Poland Zloty, Expiring 03/15/17	JPMC	PLN	4,440,000	1,054,846	1,059,714	4,868
Swedish Krona, Expiring 03/15/17	CITI	SEK	2,739,000	300,851	301,890	1,039
Turkish Lira, Expiring 03/15/17	CITI	TRY	6,352,000	1,806,862	1,774,214	(32,648)
Turkish Lira, Expiring 03/15/17	JPMC	TRY	9,528,000	2,710,297	2,661,320	(48,977)
South African Rand, Expiring 03/15/17	CITI	ZAR	20,800,000	1,480,244	1,494,622	14,378
South African Rand, Expiring 03/15/17	JPMC	ZAR	31,200,000	2,220,517	2,241,933	21,416

				$121,413,745	$120,208,314	$(1,205,431)

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 03/15/17	CITI	AUD	(1,321,200)	$(953,295)	$(951,808)	$1,487
Australian Dollar, Expiring 03/15/17	JPMC	AUD	(1,981,800)	(1,429,941)	(1,427,712)	2,229
Brazilian Real, Expiring 03/15/17*	CITI	BRL	(3,300,000)	(984,777)	(994,314)	(9,537)
Swiss Franc, Expiring 03/15/17	CITI	CHF	(21,495,000)	(21,350,170)	(21,202,251)	147,919
Swiss Franc, Expiring 03/15/17	JPMC	CHF	(31,881,000)	(31,667,206)	(31,446,796)	220,410
Chinese Renminbi, Expiring 03/15/17*	CITI	CNY	(4,136,200)	(590,493)	(581,992)	8,501
Chinese Renminbi, Expiring 03/15/17*	JPMC	CNY	(3,634,800)	(520,537)	(511,441)	9,096
Danish Krone, Expiring 03/15/17	CITI	DKK	(3,819,800)	(552,279)	(542,938)	9,341
Danish Krone, Expiring 03/15/17	JPMC	DKK	(5,020,200)	(728,183)	(713,560)	14,623
Euro, Expiring 03/15/17	CITI	EUR	(4,970,400)	(5,331,062)	(5,250,532)	80,530
Euro, Expiring 03/15/17	JPMC	EUR	(5,925,600)	(6,348,283)	(6,259,567)	88,716
British Pound, Expiring 03/15/17	CITI	GBP	(1,093,200)	(1,371,367)	(1,349,613)	21,754
British Pound, Expiring 03/15/17	JPMC	GBP	(1,639,800)	(2,057,063)	(2,024,421)	32,642
Hong Kong Dollar, Expiring 03/15/17	CITI	HKD	(16,599,600)	(2,140,850)	(2,141,240)	(390)
Hong Kong Dollar, Expiring 03/15/17	JPMC	HKD	(3,641,400)	(469,878)	(469,716)	162

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR STYLE PREMIA ALTERNATIVE LV FUND

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
Hungarian Forint, Expiring 03/16/17	CITI	HUF	(111,600,000)	$ (375,727)	$ (380,573)	$ (4,846)
Hungarian Forint, Expiring 03/16/17	JPMC	HUF	(32,400,000)	(108,890)	(110,489)	(1,599)
Israeli Shekel, Expiring 03/15/17	CITI	ILS	(9,116,000)	(2,399,717)	(2,371,174)	28,543
Israeli Shekel, Expiring 03/15/17	JPMC	ILS	(13,674,000)	(3,599,570)	(3,556,761)	42,809
Indian Rupee, Expiring 03/15/17*	CITI	INR	(54,800,000)	(797,935)	(801,094)	(3,159)
Indian Rupee, Expiring 03/15/17*	JPMC	INR	(22,200,000)	(324,307)	(324,531)	(224)
Japanese Yen, Expiring 03/15/17	CITI	JPY	(196,762,000)	(1,696,068)	(1,689,409)	6,659
Japanese Yen, Expiring 03/15/17	JPMC	JPY	(24,531,000)	(208,351)	(210,625)	(2,274)
Korean Won, Expiring 03/15/17*	CITI	KRW	(4,798,800,000)	(4,108,020)	(3,973,555)	134,465
Korean Won, Expiring 03/15/17*	JPMC	KRW	(7,198,200,000)	(6,162,020)	(5,960,332)	201,688
Mexican Peso, Expiring 03/15/17	CITI	MXN	(9,200,000)	(445,964)	(439,657)	6,307
Mexican Peso, Expiring 03/15/17	JPMC	MXN	(13,800,000)	(668,944)	(659,485)	9,459
Norwegian Krone, Expiring 03/15/17	CITI	NOK	(8,050,600)	(953,291)	(932,718)	20,573
Norwegian Krone, Expiring 03/15/17	JPMC	NOK	(9,980,400)	(1,188,205)	(1,156,298)	31,907
New Zealand Dollar, Expiring 03/15/17	CITI	NZD	(323,200)	(222,111)	(224,055)	(1,944)
New Zealand Dollar, Expiring 03/15/17	JPMC	NZD	(484,800)	(333,166)	(336,083)	(2,917)
Poland Zloty, Expiring 03/15/17	CITI	PLN	(200,000)	(47,090)	(47,735)	(645)
Swedish Krona, Expiring 03/15/17	CITI	SEK	(38,153,800)	(4,181,558)	(4,205,277)	(23,719)
Swedish Krona, Expiring 03/15/17	JPMC	SEK	(48,727,200)	(5,336,211)	(5,370,667)	(34,456)
Singapore Dollar, Expiring 03/15/17	CITI	SGD	(5,628,400)	(3,951,448)	(3,885,204)	66,244
Singapore Dollar, Expiring 03/15/17	JPMC	SGD	(8,382,600)	(5,885,230)	(5,786,391)	98,839
Turkish Lira, Expiring 03/15/17	CITI	TRY	(1,680,000)	(468,502)	(469,251)	(749)
Turkish Lira, Expiring 03/15/17	JPMC	TRY	(720,000)	(203,375)	(201,108)	2,267
New Taiwan Dollar, Expiring 03/15/17*	CITI	TWD	(26,000,000)	(814,685)	(809,317)	5,368
New Taiwan Dollar, Expiring 03/15/17*	JPMC	TWD	(39,000,000)	(1,222,026)	(1,213,976)	8,050

				(122,197,795)	(120,983,666)	1,214,129

				$(784,050)	$(775,352)	$8,698

*	Non-deliverable forward (See Note 4).

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR STYLE PREMIA ALTERNATIVE LV FUND

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

CHF - Swiss Franc

CNY - Chinese Renminbi

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

HUF - Hungarian Forint

ILS - Israeli Shekel

INR - Indian Rupee

JPY - Japanese Yen

KRW - Korean Won

MXN - Mexican Peso

NOK - Norwegian Krone

NZD - New Zealand Dollar

PLN - Poland Zloty

SEK - Swedish Krona

SGD - Singapore Dollar

TRY - Turkish Lira

TWD - New Taiwan Dollar

USD - United States Dollar

ZAR - South African Rand

Total Return Basket Swaps* Outstanding at December 31, 2016

Over the Counter

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
GSIN	The Fund receives the total return on a portfolio of long and short positions and pays or receives the LIBOR plus or minus a specified spread, which is denominated in GBP based on the local currencies of the positions within the swaps.	2-60 months maturity ranging from 01/19/2017 - 12/21/2020	$(969,040)

*	See the accompanying “Additional Information — Total Return Basket Swap” for further details.
**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swap

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2016.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
Germany
TUI AG	11,612	$175,933	$(9,683)

Ireland
Paddy Power Betfair plc	128	13,946	(96)

Isle of Man
Paysafe Group plc	28,503	148,878	(18,659)

South Africa
Investec plc	15,486	93,549	8,018
Mondi plc	7,243	100,850	47,069

			55,087

Switzerland
Coca-Cola HBC AG	12,184	206,574	58,736
IWG plc	28,767	104,536	(17,521)
Wolseley plc	962	38,217	20,509

			61,724

United Kingdom
Admiral Group plc	1,450	36,088	(3,478)
Aggreko plc	6,022	56,364	11,615

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United Kingdom (continued)
Amec Foster Wheeler plc	4,790	$21,063	$6,597
Ashtead Group plc	19,970	311,409	76,815
Babcock International Group plc	12,808	151,387	(1,156)
BAE Systems plc	16,648	113,565	7,525
Barratt Developments plc	100,887	624,275	(50,720)
Bellway plc	14,680	422,825	24,661
Berkeley Group Holdings plc	9,631	381,542	(48,610)
BP plc	11,716	60,226	13,156
Britvic plc	5,359	47,470	(10,052)
BT Group plc	41,183	212,614	(26,701)
Bunzl plc	1,811	38,303	8,713
Close Brothers Group plc	12,878	200,814	27,907
Compass Group plc	9,875	150,276	32,229
Daily Mail & General Trust plc	4,266	35,360	5,493
DCC plc	3,834	261,421	23,565
Direct Line Insurance Group plc	37,832	168,502	3,678
Dixons Carphone plc	27,441	152,488	(32,640)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR STYLE PREMIA ALTERNATIVE LV FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United Kingdom (continued)
DS Smith plc	14,847	$66,187	$8,369
easyJet plc	5,897	120,917	(47,974)
GKN plc	55,165	214,826	10,021
Greene King plc	19,154	200,003	(35,417)
Henderson Group plc	10,409	35,277	(5,235)
Howden Joinery Group plc	13,956	84,337	(18,478)
HSBC Holdings plc	62,088	435,958	65,006
Imperial Brands plc	1,436	63,713	(1,131)
Inchcape plc	10,136	88,986	(1,391)
Indivior plc	116,917	245,325	180,679
Informa plc	3,941	33,385	(375)
Intermediate Capital Group plc	54,037	429,001	36,233
J Sainsbury plc	94,767	293,437	(2,175)
John Wood Group plc	9,669	67,259	37,151
Johnson Matthey plc	2,991	126,693	(9,663)
Jupiter Fund Management plc	10,859	51,895	7,241
Kingfisher plc	35,231	142,951	8,838
Legal & General Group plc	13,911	36,787	5,591
Meggitt plc	5,298	22,668	7,251
Micro Focus International plc	16,142	277,128	156,382
National Grid plc	23,063	276,580	(7,117)
Persimmon plc	29,013	636,986	(3,991)
Playtech plc	17,023	156,711	16,478
Provident Financial plc	2,933	107,704	(5,130)
Reckitt Benckiser Group plc	2,129	187,418	(7,075)
Rentokil Initial plc	62,343	124,030	46,526
Rightmove plc	2,107	98,571	2,642
Royal Mail plc	75,721	419,853	10,575
RPC Group plc	9,610	109,920	16,049
Sage Group plc (The)	20,456	147,452	17,444
Sky plc	24,743	325,735	(24,095)
SSE plc	5,755	99,589	10,297
Taylor Wimpey plc	264,660	510,982	(11,812)
Travis Perkins plc	3,402	69,240	(8,425)
WH Smith plc	1,425	27,097	207
Whitbread plc	763	35,928	(434)
William Hill plc	79,041	360,092	(77,778)
Wm Morrison Supermarkets plc	228,839	564,732	85,235
WPP plc	16,038	303,840	53,061

			582,177

Total of Long Equity Positions			670,550

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Short Positions

Common Stocks
Australia
BHP Billiton plc	(29,571)	$(386,267)	$(84,593)

Chile
Antofagasta plc	(63,417)	(395,225)	(129,846)

Ireland
Experian plc	(16,503)	(220,671)	(98,854)

Jordan
Hikma Pharmaceuticals plc	(6,715)	(157,665)	1,154

Luxembourg
B&M European Value Retail SA	(18,141)	(60,178)	(1,976)

Switzerland
Glencore plc	(37,656)	(104,448)	(22,788)

United Kingdom
AA plc	(38,498)	(128,082)	(3,425)
Anglo American plc	(4,871)	(64,710)	(4,112)
ASOS plc	(2,408)	(87,626)	(59,498)
Associated British Foods plc	(9,690)	(363,918)	36,958
AstraZeneca plc	(6,275)	(380,315)	37,651
Aviva plc	(74,149)	(396,484)	(45,194)
Balfour Beatty plc	(10,289)	(34,909)	931
Barclays plc	(50,436)	(96,107)	(42,307)
Booker Group plc	(58,129)	(109,067)	(16,584)
BTG plc	(22,656)	(162,815)	(1,712)
Burberry Group plc	(12,807)	(193,842)	(42,177)
Capita plc	(46,651)	(454,717)	149,685
Centrica plc	(126,668)	(320,203)	(44,607)
Cobham plc	(78,062)	(156,860)	(314)
Croda International plc	(621)	(22,403)	(2,021)
Diageo plc	(18,660)	(410,549)	(73,675)
Drax Group plc	(4,688)	(11,196)	(10,608)
G4S plc	(62,892)	(148,336)	(33,445)
GlaxoSmithKline plc	(11,881)	(195,989)	(32,227)
Halma plc	(2,556)	(24,909)	(3,370)
Hargreaves Lansdown plc	(17,155)	(254,922)	(351)
Hays plc	(20,308)	(30,954)	(6,309)
IMI plc	(8,691)	(94,724)	(16,423)
Inmarsat plc	(29,887)	(280,617)	4,085
InterContinental Hotels Group plc	(2,410)	(80,683)	(27,078)
Intertek Group plc	(4,409)	(141,063)	(47,898)
ITV plc	(29,089)	(73,198)	(659)
Just Eat plc	(29,890)	(200,634)	(14,142)
Marks & Spencer Group plc	(6,474)	(26,124)	(1,764)
Merlin Entertainments plc	(4,808)	(25,655)	(888)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR STYLE PREMIA ALTERNATIVE LV FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United Kingdom (continued)
NEX Group plc	(13,420)	$(75,235)	$(1,588)
Next plc	(4,294)	(274,175)	10,757
Old Mutual plc	(50,622)	(91,925)	(37,160)
Pearson plc	(13,579)	(135,648)	(599)
Pennon Group plc	(30,256)	(322,481)	14,544
Petrofac Ltd.	(25,560)	(225,419)	(48,114)
Prudential plc	(4,052)	(66,217)	(14,651)
Rio Tinto plc	(11,786)	(386,666)	(63,300)
Rolls-Royce Holdings plc	(1,012,276)	(8)	(1,240)
Rolls-Royce Holdings plc (LSE)	(22,006)	(192,299)	11,553
Rotork plc	(31,429)	(71,362)	(21,907)
Royal Bank of Scotland Group plc	(129,239)	(376,949)	19,842
RSA Insurance Group plc	(36,804)	(186,904)	(78,501)
Serco Group plc	(349,950)	(327,211)	(290,179)
Severn Trent plc	(4,422)	(112,930)	(7,918)
Smith & Nephew plc	(11,647)	(173,248)	(1,564)
Spectris plc	(2,112)	(44,326)	(15,855)
Spirax-Sarco Engineering plc	(481)	(16,590)	(8,165)
St. James’s Place plc	(5,705)	(62,158)	(9,005)
Standard Chartered plc	(17,166)	(105,365)	(34,622)
Standard Life plc	(43,425)	(193,978)	(4,874)
Tate & Lyle plc	(2,623)	(18,807)	(4,020)
Tesco plc	(202,768)	(401,331)	(115,686)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United Kingdom (continued)
Thomas Cook Group plc	(39,721)	$(55,742)	$13,075
TP ICAP plc	(10,967)	(55,506)	(2,820)
UBM plc	(2,941)	(20,280)	(6,193)
United Utilities Group plc	(10,910)	(119,845)	(1,084)
Vodafone Group plc	(25,389)	(69,041)	6,562
Weir Group plc (The)	(4,224)	(42,098)	(56,064)
Worldpay Group plc	(14,946)	(55,784)	6,162

			(1,044,092)

United States
Shire plc	(12,813)	(776,135)	44,522

Total of Short Equity Positions			(1,336,473)

Total of Long and Short Equity Positions			(665,923)

Net Cash and Other Receivables/ (Payables) (b)			(303,117)

Swaps, at Value			$(969,040)

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR STYLE PREMIA ALTERNATIVE LV FUND

Total Return Basket Swaps Outstanding at December 31, 2016

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
GSIN	The Fund receives the total return on a portfolio of long and short positions and pays or receives the LIBOR plus or minus a specified spread, which is denominated in USD based on the local currencies of the positions within the swaps.	48-60 months maturity 12/22/2020	$9,215,110

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swap

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2016.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
Canada
Waste Connections, Inc.	1,715	$93,896	$40,886

Panama
Copa Holdings SA	1,023	93,632	(713)

Singapore
Broadcom Ltd.	1,054	126,554	59,762

Sweden
Autoliv, Inc.	621	66,145	4,121

United States
3M Co.	2,418	415,689	16,093
Aaron’s, Inc.	8,034	180,726	76,282
AbbVie, Inc.	1,806	99,312	13,780
Accenture plc	3,298	344,518	41,777
ACI Worldwide, Inc.	1,237	22,015	437
Activision Blizzard, Inc.	14,694	550,721	(20,121)
AdvanSix, Inc.	1,219	42,728	(15,739)
Aetna, Inc.	13,437	1,482,312	184,010
Aflac, Inc.	15,781	1,001,963	96,395
AGCO Corp.	7,367	328,642	97,613
Air Lease Corp.	5,697	142,040	53,538
Air Products & Chemicals, Inc.	770	72,101	38,641
Akamai Technologies, Inc.	3,362	199,773	24,405
Alaska Air Group, Inc.	12,082	873,248	198,788
Albemarle Corp.	733	58,951	4,145
Alleghany Corp.	54	25,013	7,826
Allied World Assurance Co. Holdings AG	1,840	63,995	34,831
Allstate Corp. (The)	19,371	1,305,881	129,897
Alphabet, Inc.	241	173,323	17,658
AMC Networks, Inc.	1,190	87,167	(24,883)
Amdocs Ltd.	10,522	556,945	55,961
AMERCO	1,129	398,214	19,053

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Ameren Corp.	28,392	$1,296,592	$192,852
American Airlines Group, Inc.	2,693	127,615	(1,879)
American Eagle Outfitters, Inc.	33,029	498,732	2,318
American Electric Power Co., Inc.	17,717	1,068,664	46,798
American Financial Group, Inc.	5,831	407,862	105,966
American International Group, Inc.	342	19,207	3,129
Ameriprise Financial, Inc.	4,153	392,216	68,518
AmerisourceBergen Corp.	1,105	102,257	(15,857)
Amgen, Inc.	2,799	396,140	13,101
AmTrust Financial Services, Inc.	14,719	408,793	(5,787)
Analog Devices, Inc.	739	36,499	17,167
Antero Resources Corp.	32,230	877,860	(115,620)
Anthem, Inc.	10,902	1,444,218	123,162
AO Smith Corp.	15,632	571,370	168,805
Applied Materials, Inc.	25,950	748,467	88,940
Aramark	1,097	40,192	(1,007)
Arch Capital Group Ltd.	2,493	166,408	48,713
Archer-Daniels-Midland Co.	7,802	245,760	110,401
Arrow Electronics, Inc.	10,993	657,181	126,620
Ashland Global Holdings, Inc.	480	46,195	6,264
Aspen Insurance Holdings Ltd.	8,480	390,539	75,861
Associated Banc-Corp.	3,926	74,827	22,146
Assurant, Inc.	4,106	328,114	53,169
Assured Guaranty Ltd.	19,376	481,465	250,366
AT&T, Inc.	17,910	706,363	55,349
Atmos Energy Corp.	5,267	387,213	3,335
AutoZone, Inc.	134	95,905	9,927
Avery Dennison Corp.	10,627	744,641	1,587

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR STYLE PREMIA ALTERNATIVE LV FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Avnet, Inc.	11,111	$435,262	$93,732
Axis Capital Holdings Ltd.	8,119	436,132	93,795
Bank of Hawaii Corp.	944	62,231	21,492
Bank of New York Mellon Corp. (The)	11,563	428,592	119,263
Baxter International, Inc.	14,382	648,535	(10,837)
BB&T Corp.	14,988	562,654	142,082
Becton Dickinson and Co.	2,188	366,414	(4,191)
Bed Bath & Beyond, Inc.	3,171	142,080	(13,210)
Bemis Co., Inc.	14,136	670,296	5,688
Best Buy Co., Inc.	18,409	564,804	220,708
Big Lots, Inc.	6,804	286,923	54,706
Biogen, Inc.	704	219,083	(19,442)
Bio-Rad Laboratories, Inc.	1,370	172,788	76,935
BlackRock, Inc.	769	286,227	6,408
Boeing Co. (The)	2,168	273,298	64,216
BOK Financial Corp.	4,504	212,249	161,763
Booz Allen Hamilton Holding Corp.	10,558	321,928	58,899
Boston Beer Co., Inc. (The)	135	24,259	(1,330)
Brinker International, Inc.	7,215	347,979	9,379
Broadridge Financial Solutions, Inc.	4,305	218,737	66,684
Brocade Communications Systems, Inc.	11,255	103,756	36,818
Bruker Corp.	9,368	207,677	(9,263)
Brunswick Corp.	6,867	291,672	82,854
Burlington Stores, Inc.	2,742	203,936	28,449
BWX Technologies, Inc.	1,821	69,687	2,606
CA, Inc.	17,519	542,841	13,737
Cabot Corp.	10,137	478,738	33,586
Cadence Design Systems, Inc.	13,487	270,961	69,181
Campbell Soup Co.	3,364	204,218	(797)
Capital One Financial Corp.	10,123	664,519	218,612
Cardinal Health, Inc.	1,924	154,606	(16,135)
Carlisle Cos., Inc.	3,697	304,799	102,943
Carnival Corp.	11,342	555,563	34,902
Carter’s, Inc.	3,351	314,459	(24,966)
Casey’s General Stores, Inc.	3,464	389,641	22,160
CDK Global, Inc.	720	30,226	12,751
CDW Corp.	4,292	160,314	63,257
Celanese Corp.	5,431	329,336	98,301
Centene Corp.	1,981	128,738	(16,792)
CenturyLink, Inc.	27,603	791,049	(134,650)
CH Robinson Worldwide, Inc.	1,010	69,943	4,049

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Charles River Laboratories International, Inc.	4,849	$367,554	$1,891
Cheesecake Factory, Inc. (The)	6,674	320,116	79,523
Chemical Financial Corp.	922	39,526	10,419
Chubb Ltd.	5,185	650,651	34,392
Church & Dwight Co., Inc.	4,890	196,453	19,636
Cinemark Holdings, Inc.	7,196	217,110	58,929
Cintas Corp.	6,169	549,641	163,249
Cirrus Logic, Inc.	5,615	301,203	16,269
Cisco Systems, Inc.	25,166	637,299	123,217
Citizens Financial Group, Inc.	9,821	243,430	106,492
Citrix Systems, Inc.	3,758	265,744	69,883
CME Group, Inc.	479	41,418	13,835
CMS Energy Corp.	14,767	606,284	8,319
Comcast Corp.	8,911	528,240	87,064
Commerce Bancshares, Inc.	10,042	424,066	156,462
Commercial Metals Co.	35,194	461,680	304,846
Computer Sciences Corp.	6,918	210,224	200,843
Conagra Brands, Inc.	1,904	55,521	19,782
ConocoPhillips	3,751	145,601	42,474
CONSOL Energy, Inc.	10,745	224,598	(28,716)
Consolidated Edison, Inc.	26,032	1,856,271	61,766
Constellation Brands, Inc.	5,913	934,223	(27,701)
Convergys Corp.	25,899	632,444	3,635
Cooper Cos., Inc. (The)	165	24,500	4,364
CoreLogic, Inc.	3,794	122,129	17,604
Corning, Inc.	32,105	737,750	41,438
CR Bard, Inc.	812	145,096	37,328
Cracker Barrel Old Country Store, Inc.	2,200	278,041	89,315
Crane Co.	3,955	252,215	33,019
Crown Holdings, Inc.	5,285	236,927	40,906
CSX Corp.	14,117	393,035	114,189
Cummins, Inc.	5,799	577,318	215,232
Curtiss-Wright Corp.	3,593	314,249	39,158
CVS Health Corp.	1,465	139,263	(23,660)
Danaher Corp.	4,603	316,828	41,469
Darden Restaurants, Inc.	7,235	440,105	86,024
Dean Foods Co.	28,468	514,809	105,224
Deckers Outdoor Corp.	1,412	59,685	18,525
Delta Air Lines, Inc.	24,880	1,120,760	103,087
Deluxe Corp.	8,927	511,409	127,854
Diamond Offshore Drilling, Inc.	16,648	335,668	(40,999)
Dick’s Sporting Goods, Inc.	4,765	163,725	89,296

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR STYLE PREMIA ALTERNATIVE LV FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Dillard’s, Inc.	2,504	$155,626	$1,350
Discover Financial Services	11,036	623,079	172,506
Dollar General Corp.	856	60,433	2,970
Dover Corp.	2,028	146,383	5,575
Dow Chemical Co. (The)	20,909	983,888	212,525
DR Horton, Inc.	22,482	630,728	(16,295)
Dr. Pepper Snapple Group, Inc.	6,207	553,411	9,378
Dril-Quip, Inc.	7,081	392,434	32,780
DST Systems, Inc.	2,397	256,618	220
DTE Energy Co.	11,875	1,041,991	127,816
Duke Energy Corp.	3,656	288,295	(4,516)
Dun & Bradstreet Corp. (The)	398	38,196	10,089
Eastman Chemical Co.	4,789	320,832	39,349
Eaton Corp. plc	6,864	454,047	6,459
eBay, Inc.	18,162	485,839	53,391
Edison International	9,054	544,326	107,471
Electronic Arts, Inc.	3,670	247,248	41,801
EMCOR Group, Inc.	2,182	143,403	10,996
Emerson Electric Co.	1,725	91,019	5,150
Entergy Corp.	14,629	1,109,093	(34,300)
EP Energy Corp.	3,150	10,813	9,819
EQT Corp.	1,900	112,954	11,306
Equifax, Inc.	3,941	420,554	45,390
Euronet Worldwide, Inc.	1,409	109,383	(7,329)
Everest Re Group Ltd.	3,078	579,798	86,281
Exelon Corp.	36,963	1,180,861	130,956
Express Scripts Holding Co.	1,339	98,391	(6,281)
Exxon Mobil Corp.	1,224	108,354	2,124
Fair Isaac Corp.	2,467	263,587	30,528
Federated Investors, Inc.	3,535	115,036	(15,067)
FedEx Corp.	2,435	399,660	53,737
Fidelity National Information Services, Inc.	2,174	149,143	15,299
Fifth Third Bancorp	42,834	816,391	338,842
First American Financial Corp.	7,792	265,934	19,487
Fiserv, Inc.	3,514	336,525	36,943
Flex Ltd.	39,015	427,843	132,803
Fluor Corp.	425	21,817	504
FNF Group	6,659	211,889	14,250
Foot Locker, Inc.	6,452	405,766	51,616
Ford Motor Co.	40,899	499,414	(3,309)
Fortune Brands Home & Security, Inc.	6,960	425,598	(53,516)
Franklin Resources, Inc.	3,106	113,665	9,270
FTI Consulting, Inc.	2,965	110,040	23,622
Fulton Financial Corp.	11,306	147,230	65,323
GameStop Corp.	10,768	279,519	(7,519)
Gap, Inc. (The)	1,987	49,702	(5,114)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Garmin Ltd.	1,610	$78,358	$(289)
GATX Corp.	4,593	195,312	87,525
General Dynamics Corp.	3,261	415,386	147,658
General Mills, Inc.	1,059	58,686	6,728
General Motors Co.	27,993	855,059	120,218
Genpact Ltd.	15,653	371,642	9,352
Gilead Sciences, Inc.	4,991	442,061	(84,656)
Goodyear Tire & Rubber Co. (The)	22,828	636,569	68,131
Graham Holdings Co.	437	189,890	33,833
Graphic Packaging Holding Co.	7,839	93,990	3,841
Great Plains Energy, Inc.	14,305	409,123	(17,882)
Hancock Holding Co.	1,603	52,364	16,725
Hanover Insurance Group, Inc. (The)	6,920	554,619	75,170
Harris Corp.	1,924	164,375	32,777
Hartford Financial Services Group, Inc. (The)	6,872	268,764	58,687
Hasbro, Inc.	3,416	244,189	21,542
Hawaiian Electric Industries, Inc.	7,193	214,264	23,608
HCA Holdings, Inc.	5,452	363,786	39,771
HD Supply Holdings, Inc.	6,968	234,083	62,127
Helmerich & Payne, Inc.	3,277	144,004	109,636
Herc Holdings, Inc.	1,130	34,756	10,625
Herman Miller, Inc.	14,476	379,294	115,786
Hewlett Packard Enterprise Co.	75,959	1,757,086	605
Hill-Rom Holdings, Inc.	2,286	109,591	18,745
Home Depot, Inc. (The)	839	101,224	11,269
Honeywell International, Inc.	6,749	727,671	54,201
Hormel Foods Corp.	9,343	359,287	(34,057)
HP, Inc.	54,693	729,536	82,108
Hubbell, Inc.	735	76,558	9,217
Huntington Ingalls Industries, Inc.	9,514	1,349,072	403,312
Huntsman Corp.	29,970	498,796	73,032
IAC/InterActiveCorp.	1,124	58,639	14,185
IDACORP, Inc.	4,445	303,581	54,463
Illinois Tool Works, Inc.	4,689	534,143	40,072
Ingersoll-Rand plc	15,856	1,089,906	99,929
Ingredion, Inc.	9,477	987,851	196,394
Intel Corp.	15,606	540,313	25,716
Intercontinental Exchange, Inc.	5,723	279,888	43,003
InterDigital, Inc.	5,979	377,200	168,982
International Business Machines Corp.	2,587	375,712	53,704
International Game Technology plc	25,675	517,368	137,858
International Paper Co.	15,031	690,664	106,881
Interpublic Group of Cos., Inc. (The)	17,262	384,968	19,135

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR STYLE PREMIA ALTERNATIVE LV FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Intuitive Surgical, Inc.	148	$105,398	$(11,541)
ITT, Inc.	10,758	332,442	82,494
j2 Global, Inc.	3,355	233,126	41,313
Jabil Circuit, Inc.	19,769	375,970	91,963
Jack Henry & Associates, Inc.	3,465	264,694	42,928
Jacobs Engineering Group, Inc.	7,198	375,517	34,769
JetBlue Airways Corp.	29,479	587,620	73,300
JM Smucker Co. (The)	4,912	716,747	(87,716)
John Wiley & Sons, Inc.	5,120	230,815	48,225
Johnson & Johnson	9,377	1,075,230	5,094
JPMorgan Chase & Co.	17,034	1,078,580	391,284
Juniper Networks, Inc.	7,709	184,231	33,625
KB Home	31,092	447,268	44,296
KLA-Tencor Corp.	1,958	142,237	11,818
Kohl’s Corp.	1,066	49,441	3,198
Kroger Co. (The)	11,024	383,363	(2,925)
L-3 Communications Holdings, Inc.	6,869	1,007,703	37,141
Lam Research Corp.	4,742	343,380	157,991
Lancaster Colony Corp.	1,648	189,505	43,506
Lear Corp.	11,538	1,243,819	283,466
Leggett & Platt, Inc.	3,735	168,867	13,699
Leidos Holdings, Inc.	11,126	467,366	101,618
Lennar Corp.	1,499	62,697	1,655
Lennox International, Inc.	1,911	254,451	38,257
Lincoln National Corp.	2,209	103,958	42,433
Lockheed Martin Corp.	949	204,310	32,883
Lowe’s Cos., Inc.	2,322	164,264	877
LSC Communications, Inc.	2,631	62,019	16,069
LyondellBasell Industries NV	7,645	565,922	89,867
Mallinckrodt plc	10,972	737,791	(191,166)
ManpowerGroup, Inc.	5,428	402,389	79,997
Marathon Petroleum Corp.	4,552	187,006	42,188
MarketAxess Holdings, Inc.	1,964	274,488	14,063
Marriott International, Inc.	1,032	75,022	10,304
Masco Corp.	3,801	117,679	2,509
Mattel, Inc.	3,894	125,167	(17,887)
McCormick & Co., Inc.	351	28,529	4,230
McKesson Corp.	466	80,069	(14,619)
Mentor Graphics Corp.	6,117	101,733	123,924
Merck & Co., Inc.	9,134	537,229	489
Meredith Corp.	4,412	225,272	35,698
MetLife, Inc.	6,606	283,816	72,182
Michael Kors Holdings Ltd.	10,488	521,561	(70,787)
Micron Technology, Inc.	8,747	162,330	29,404
Microsoft Corp.	6,037	317,188	57,951

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Minerals Technologies, Inc.	3,445	$144,215	$121,912
Mohawk Industries, Inc.	556	90,817	20,205
Molina Healthcare, Inc.	8,347	454,042	(1,134)
Molson Coors Brewing Co.	6,213	639,582	(34,995)
Morgan Stanley	18,864	625,731	171,273
MSC Industrial Direct Co., Inc.	5,091	372,708	97,650
MSCI, Inc.	4,698	348,255	21,854
MSG Networks, Inc.	2,893	50,713	11,487
Murphy Oil Corp.	4,990	151,551	3,788
Murphy USA, Inc.	8,118	514,589	(15,576)
Mylan NV	2,265	91,862	(5,453)
Nasdaq, Inc.	12,333	755,767	72,024
Navient Corp.	16,674	257,683	16,271
NCR Corp.	2,486	82,556	18,276
NeuStar, Inc.	14,179	323,471	150,108
New York Times Co. (The)	1,690	19,764	2,713
Newfield Exploration Co.	4,392	114,382	63,494
NewMarket Corp.	62	22,418	3,860
News Corp.	4,621	64,141	(11,185)
NextEra Energy, Inc.	2,774	299,065	32,317
NiSource, Inc.	23,277	467,489	47,864
Norfolk Southern Corp.	5,485	495,857	96,907
Northern Trust Corp.	1,672	106,891	42,001
Northrop Grumman Corp.	4,383	841,962	177,436
Nu Skin Enterprises, Inc.	6,736	260,121	61,725
Nuance Communications, Inc.	2,160	39,778	(7,594)
Nucor Corp.	3,665	177,135	41,006
NVIDIA Corp.	3,309	93,886	259,316
NVR, Inc.	324	516,289	24,467
Oceaneering International, Inc.	6,264	172,856	3,852
Old Republic International Corp.	29,077	531,981	20,482
Omnicom Group, Inc.	6,526	507,828	47,600
ON Semiconductor Corp.	3,100	25,017	14,539
ONE Gas, Inc.	9,140	530,457	54,138
ONEOK, Inc.	4,144	191,564	46,343
Oracle Corp.	2,300	79,465	8,970
Orbital ATK, Inc.	4,082	330,150	27,964
Oshkosh Corp.	12,478	639,402	166,802
Owens Corning	24,411	1,151,835	106,797
PACCAR, Inc.	4,708	212,001	88,840
Packaging Corp. of America	4,494	327,159	54,022
PAREXEL International Corp.	3,558	224,842	8,990
Parker-Hannifin Corp.	2,782	317,394	72,086
Patterson-UTI Energy, Inc.	10,231	123,484	151,935

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR STYLE PREMIA ALTERNATIVE LV FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Penske Automotive Group, Inc.	2,368	$76,740	$46,017
People’s United Financial, Inc.	14,514	209,872	71,119
Pfizer, Inc.	15,640	489,019	18,968
PG&E Corp.	11,977	634,541	93,301
Phillips 66	2,837	223,187	21,958
Pilgrim’s Pride Corp.	31,858	714,364	(109,381)
Pinnacle Foods, Inc.	5,941	244,888	72,658
Pinnacle West Capital Corp.	19,704	1,405,614	131,889
Plantronics, Inc.	760	32,413	9,204
PNC Financial Services Group, Inc. (The)	9,240	797,406	283,305
PNM Resources, Inc.	8,267	249,717	33,841
PolyOne Corp.	1,179	40,749	(2,973)
Popular, Inc.	17,719	581,472	194,975
Primerica, Inc.	1,406	80,799	16,426
Procter & Gamble Co. (The)	7,333	645,685	(29,126)
Progressive Corp. (The)	4,888	160,942	12,582
Prudential Financial, Inc.	10,128	758,880	295,039
Public Service Enterprise Group, Inc.	25,816	1,028,251	104,555
PulteGroup, Inc.	8,633	158,385	290
PVH Corp.	1,609	133,236	11,960
QEP Resources, Inc.	13,343	226,587	19,058
Quanta Services, Inc.	2,183	73,843	2,235
Quest Diagnostics, Inc.	4,091	318,001	57,962
Quintiles IMS Holdings, Inc.	606	39,725	6,362
Raymond James Financial, Inc.	4,467	255,500	53,929
Raytheon Co.	10,580	1,397,485	104,875
Regal Entertainment Group	1,885	33,647	5,184
Regions Financial Corp.	34,494	354,315	141,019
Reinsurance Group of America, Inc.	7,308	682,925	236,641
Reliance Steel & Aluminum Co.	10,177	584,691	224,788
RenaissanceRe Holdings Ltd.	1,582	185,469	30,031
Republic Services, Inc.	22,450	1,033,655	247,118
Rice Energy, Inc.	5,234	125,131	(13,385)
Rockwell Automation, Inc.	1,080	98,561	46,591
Ross Stores, Inc.	1,600	84,128	20,832
Rowan Cos. plc	46,486	683,551	194,569
Royal Caribbean Cruises Ltd.	5,470	427,862	20,897
RPM International, Inc.	3,041	167,531	(3,834)
Ryder System, Inc.	9,155	500,080	181,418
S&P Global, Inc.	2,514	290,627	(20,271)
SCANA Corp.	15,490	1,011,315	123,793

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Science Applications International Corp.	4,031	$252,501	$89,328
Scotts Miracle-Gro Co. (The)	1,610	109,680	44,156
Scripps Networks Interactive, Inc.	6,819	441,340	45,332
Sensient Technologies Corp.	2,581	143,529	59,286
Sherwin-Williams Co. (The)	90	24,069	118
Skechers U.S.A., Inc.	8,635	236,891	(24,643)
Skyworks Solutions, Inc.	2,062	124,504	29,445
Snap-on, Inc.	1,448	225,149	22,850
Sonoco Products Co.	9,883	447,255	73,579
Southern Co. (The)	10,024	490,916	2,164
Southwest Airlines Co.	7,564	287,747	89,243
Southwest Gas Corp.	590	43,330	1,875
Southwestern Energy Co.	15,814	149,234	21,873
Spectrum Brands Holdings, Inc.	4,715	563,492	13,294
Spirit AeroSystems Holdings, Inc.	18,703	824,685	266,635
Spirit Airlines, Inc.	3,316	187,824	4,040
Stanley Black & Decker, Inc.	5,921	653,167	25,913
State Street Corp.	6,332	411,990	80,133
Steel Dynamics, Inc.	18,719	480,174	185,848
STERIS plc	473	31,729	147
Stryker Corp.	1,917	175,521	54,155
SunTrust Banks, Inc.	23,920	972,118	339,894
Synaptics, Inc.	2,997	186,987	(26,408)
Synchrony Financial	7,186	204,868	55,768
SYNNEX Corp.	6,407	614,451	160,924
Synopsys, Inc.	6,647	291,509	99,733
Sysco Corp.	1,156	51,595	12,413
Target Corp.	3,619	250,580	10,821
TE Connectivity Ltd.	1,300	71,994	18,070
Tech Data Corp.	11,565	769,265	210,059
TEGNA, Inc.	14,397	330,584	(22,633)
Teledyne Technologies, Inc.	1,428	110,425	65,219
Teleflex, Inc.	3,268	451,712	74,926
Teradyne, Inc.	11,458	229,938	61,095
Tesoro Corp.	3,662	289,339	30,903
Texas Instruments, Inc.	4,347	295,924	21,277
Texas Roadhouse, Inc.	8,621	365,824	50,053
Textron, Inc.	10,290	377,180	122,502
Thomson Reuters Corp.	3,084	109,204	25,813
Thor Industries, Inc.	6,376	420,671	217,247
Timken Co. (The)	4,125	140,802	22,960
TJX Cos., Inc. (The)	473	32,500	3,037
TopBuild Corp.	2,721	93,871	3,009
Torchmark Corp.	5,189	274,342	108,398
Toro Co. (The)	9,067	393,722	113,577

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR STYLE PREMIA ALTERNATIVE LV FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Total System Services, Inc.	2,843	$119,614	$19,778
Transocean Ltd.	12,724	153,001	34,551
Travelers Cos., Inc. (The)	11,765	1,317,855	122,416
Trinity Industries, Inc.	21,888	452,547	155,064
Trustmark Corp.	7,196	160,929	95,608
Tupperware Brands Corp.	2,213	117,183	(735)
Tyson Foods, Inc.	24,978	1,556,629	(15,986)
U.S. Bancorp	14,527	611,127	135,125
UGI Corp.	16,327	646,077	106,272
Ulta Salon Cosmetics & Fragrance, Inc.	160	28,220	12,571
United Continental Holdings, Inc.	18,180	882,075	442,883
United Parcel Service, Inc.	7,321	760,047	79,232
United Therapeutics Corp.	5,419	688,732	88,515
UnitedHealth Group, Inc.	4,610	518,994	218,791
Universal Health Services, Inc.	1,724	188,036	(4,637)
Unum Group	16,811	571,584	166,923
Urban Outfitters, Inc.	3,912	112,357	(943)
Vail Resorts, Inc.	374	57,871	2,459
Valero Energy Corp.	14,039	909,831	49,313
Validus Holdings Ltd.	9,693	434,162	99,050
Valmont Industries, Inc.	362	35,820	15,186
Vantiv, Inc.	563	24,661	8,905
Varian Medical Systems, Inc.	394	29,920	5,453
Vectren Corp.	1,655	74,389	11,919
VeriSign, Inc.	1,097	81,836	1,613
Verizon Communications, Inc.	6,201	299,651	31,358
Versum Materials, Inc.	3,469	112,359	(14,984)
Vishay Intertechnology, Inc.	20,262	253,339	74,905
Vista Outdoor, Inc.	1,186	56,567	(12,803)
VMware, Inc.	3,006	184,981	51,681
VWR Corp.	11,313	307,231	(24,066)
Wal-Mart Stores, Inc.	16,379	1,128,383	3,733
Walt Disney Co. (The)	1,979	187,803	18,449
Waste Management, Inc.	17,641	981,736	269,188
Waters Corp.	552	69,469	4,714
Watsco, Inc.	208	30,586	223
WebMD Health Corp.	1,991	120,582	(21,888)
WEC Energy Group, Inc.	2,317	131,534	4,359
WellCare Health Plans, Inc.	9,575	961,997	350,544
Wells Fargo & Co.	10,510	513,898	65,308
Werner Enterprises, Inc.	13,963	306,498	69,805
West Pharmaceutical Services, Inc.	3,126	195,860	69,319
Western Union Co. (The)	5,340	101,167	14,818

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Westlake Chemical Corp.	3,290	$163,828	$20,379
WGL Holdings, Inc.	3,778	236,767	51,419
Whirlpool Corp.	3,621	578,674	79,515
White Mountains Insurance Group Ltd.	38	27,910	3,860
Woodward, Inc.	6,436	349,649	94,757
World Fuel Services Corp.	9,287	380,297	46,069
Worthington Industries, Inc.	6,063	283,922	3,707
WR Berkley Corp.	2,203	122,602	23,919
Wyndham Worldwide Corp.	5,435	372,174	42,897
Xcel Energy, Inc.	35,663	1,374,724	76,760
Xerox Corp.	39,955	393,862	(45,055)
Xylem, Inc.	4,521	216,425	7,455

			24,448,265

Total of Long Equity Positions			24,552,321

Short Positions

Common Stocks
Canada
Fortis, Inc.	(206)	(4,334)	(2,028)

Ireland
XL Group Ltd.	(10,694)	(380,356)	(18,102)

Norway
Golar LNG Ltd.	(8,279)	(141,755)	(48,165)

United Kingdom
Liberty Global plc	(24,368)	(768,903)	23,486
Pentair plc	(5,994)	(266,623)	(69,460)

			(45,974)

United States
Abbott Laboratories	(617)	(23,559)	(140)
ABIOMED, Inc.	(2,969)	(354,800)	20,253
Acadia Healthcare Co., Inc.	(23,013)	(1,148,624)	386,894
Acxiom Corp.	(4,788)	(87,149)	(41,169)
Advance Auto Parts, Inc.	(3,319)	(482,300)	(79,009)
Advanced Micro Devices, Inc.	(2,777)	(12,521)	(18,970)
AECOM	(4,378)	(112,646)	(46,538)
Agilent Technologies, Inc.	(5,077)	(188,864)	(42,444)
Agios Pharmaceuticals, Inc.	(7,954)	(353,032)	21,111
Akorn, Inc.	(8,048)	(199,080)	23,392
Alexion Pharmaceuticals, Inc.	(3,328)	(463,114)	55,933
Align Technology, Inc.	(2,830)	(169,149)	(102,899)
Alkermes plc	(12,023)	(530,602)	(137,636)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR STYLE PREMIA ALTERNATIVE LV FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Allegheny Technologies, Inc.	(24,692)	$(297,252)	$(96,092)
Allegion plc	(5,184)	(303,745)	(28,031)
Allergan plc	(5,174)	(1,152,418)	65,826
Alliance Data Systems Corp.	(1,394)	(335,290)	16,761
Alliant Energy Corp.	(700)	(22,078)	(4,445)
Allison Transmission Holdings, Inc.	(12,802)	(334,720)	(96,580)
Allscripts Healthcare Solutions, Inc.	(20,949)	(261,658)	47,769
Ally Financial, Inc.	(1,389)	(23,288)	(3,130)
Alnylam Pharmaceuticals, Inc.	(9,992)	(460,732)	86,631
Amazon.com, Inc.	(721)	(550,843)	10,186
AMETEK, Inc.	(13,057)	(616,859)	(17,711)
Amphenol Corp.	(6,153)	(307,126)	(106,355)
Anadarko Petroleum Corp.	(6,110)	(233,108)	(192,942)
Aon plc	(4,297)	(369,294)	(109,951)
Apache Corp.	(1,676)	(57,788)	(48,587)
AptarGroup, Inc.	(347)	(25,557)	70
Arconic, Inc.	(11,851)	(252,462)	32,744
Arista Networks, Inc.	(3,329)	(214,825)	(107,322)
Armstrong World Industries, Inc.	(6,477)	(266,314)	(4,424)
ARRIS International plc	(8,191)	(196,029)	(50,766)
Arthur J Gallagher & Co.	(8,977)	(333,729)	(132,716)
Artisan Partners Asset Management, Inc.	(13,704)	(396,366)	(11,328)
Ascena Retail Group, Inc.	(64,079)	(456,928)	60,279
athenahealth, Inc.	(6,502)	(738,646)	54,830
Autodesk, Inc.	(9,298)	(475,285)	(212,860)
Automatic Data Processing, Inc.	(2,280)	(180,371)	(53,968)
Avangrid, Inc.	(2,745)	(118,874)	14,894
Avis Budget Group, Inc.	(17,991)	(642,882)	(17,028)
Avon Products, Inc.	(90,817)	(321,861)	(135,857)
Axalta Coating Systems Ltd.	(21,224)	(602,157)	24,864
B/E Aerospace, Inc.	(9,227)	(353,236)	(202,137)
Ball Corp.	(7,368)	(536,040)	(17,076)
BancorpSouth, Inc.	(6,703)	(154,806)	(53,322)
Bank of the Ozarks, Inc.	(22,981)	(914,824)	(293,747)
BankUnited, Inc.	(3,502)	(120,801)	(11,189)
Belden, Inc.	(649)	(25,856)	(22,670)
BioMarin Pharmaceutical, Inc.	(10,279)	(933,057)	81,545
Bio-Techne Corp.	(4,188)	(362,168)	(68,484)
Black Hills Corp.	(2,128)	(102,158)	(28,374)
Black Knight Financial Services, Inc.	(10,980)	(321,371)	(93,673)
Blue Buffalo Pet Products, Inc.	(6,753)	(163,163)	821

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
BorgWarner, Inc.	(12,576)	$(381,556)	$(114,442)
Bristol-Myers Squibb Co.	(9,831)	(544,409)	(30,115)
Brookdale Senior Living, Inc.	(47,830)	(711,012)	116,964
Brown & Brown, Inc.	(4,611)	(136,325)	(70,525)
Brown-Forman Corp.	(4,842)	(225,902)	8,400
Bunge Ltd.	(929)	(61,760)	(5,351)
Cable One, Inc.	(37)	(15,571)	(7,433)
Cabot Oil & Gas Corp.	(10,980)	(180,401)	(76,091)
CalAtlantic Group, Inc.	(8,308)	(262,706)	(19,849)
CarMax, Inc.	(5,512)	(241,570)	(113,348)
Carpenter Technology Corp.	(7,520)	(189,203)	(82,795)
Catalent, Inc.	(1,923)	(45,370)	(6,474)
Caterpillar, Inc.	(4,927)	(290,841)	(166,089)
CBOE Holdings, Inc.	(2,413)	(154,693)	(23,604)
CBS Corp.	(3,457)	(156,913)	(63,021)
CEB, Inc.	(7,766)	(438,106)	(32,513)
Celgene Corp.	(219)	(22,779)	(2,570)
CenterPoint Energy, Inc.	(8,279)	(143,363)	(60,631)
Cerner Corp.	(10,814)	(615,841)	103,582
CF Industries Holdings, Inc.	(56,288)	(1,405,486)	(366,460)
Charles Schwab Corp. (The)	(13,157)	(350,340)	(168,966)
Cheniere Energy, Inc.	(24,120)	(921,147)	(78,145)
Chesapeake Energy Corp.	(65,753)	(320,909)	(140,677)
Chicago Bridge & Iron Co. NV	(17,521)	(564,099)	7,807
Chico’s FAS, Inc.	(15,023)	(167,637)	(48,544)
Chipotle Mexican Grill, Inc.	(4,447)	(1,869,640)	191,698
Choice Hotels International, Inc.	(2,475)	(119,690)	(19,034)
Ciena Corp.	(10,951)	(197,489)	(69,825)
Cimarex Energy Co.	(1,183)	(148,948)	(11,821)
Clean Harbors, Inc.	(4,864)	(230,992)	(39,690)
CNO Financial Group, Inc.	(4,694)	(76,137)	(13,753)
Cobalt International Energy, Inc.	(15,180)	(20,422)	1,902
Coca-Cola Co. (The)	(1,844)	(77,300)	848
Cognex Corp.	(13,779)	(421,601)	(455,019)
Cognizant Technology Solutions Corp.	(661)	(36,210)	(826)
Colfax Corp.	(16,465)	(378,905)	(212,683)
Colgate-Palmolive Co.	(12,087)	(805,770)	14,796
Comerica, Inc.	(5,665)	(193,602)	(192,241)
CommVault Systems, Inc.	(5,510)	(170,865)	(112,349)
Compass Minerals International, Inc.	(7,709)	(558,597)	(45,403)
comScore, Inc.	(10,318)	(299,791)	(26,052)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR STYLE PREMIA ALTERNATIVE LV FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Concho Resources, Inc.	(1,664)	$(222,180)	$1,534
Core Laboratories NV	(1,298)	(126,078)	(29,734)
CoStar Group, Inc.	(1,081)	(191,588)	(12,170)
Costco Wholesale Corp.	(2,682)	(398,233)	(31,182)
Coty, Inc.	(35,884)	(740,860)	83,824
Covanta Holding Corp.	(58,655)	(820,234)	(94,784)
Cree, Inc.	(4,207)	(109,685)	(1,338)
Cullen/Frost Bankers, Inc.	(257)	(18,486)	(4,189)
Cypress Semiconductor Corp.	(62,813)	(519,983)	(198,598)
Dana, Inc.	(7,710)	(86,592)	(59,744)
DaVita, Inc.	(5,293)	(347,803)	7,992
Delphi Automotive plc	(4,159)	(284,599)	4,491
Denbury Resources, Inc.	(14,944)	(39,477)	(15,516)
Devon Energy Corp.	(1,347)	(31,491)	(30,026)
DexCom, Inc.	(20,304)	(1,529,486)	317,337
Diebold Nixdorf, Inc.	(20,707)	(516,535)	(4,247)
Discovery Communications, Inc.	(13,176)	(339,809)	(21,345)
DISH Network Corp.	(9,676)	(499,982)	(60,549)
Dollar Tree, Inc.	(4,295)	(330,243)	(1,246)
Dominion Resources, Inc.	(13,746)	(981,835)	(70,971)
Domino’s Pizza, Inc.	(2,356)	(308,859)	(66,310)
Donaldson Co., Inc.	(11,826)	(317,547)	(180,091)
Dunkin’ Brands Group, Inc.	(16,184)	(700,020)	(148,669)
East West Bancorp, Inc.	(1,406)	(51,383)	(20,084)
Eaton Vance Corp.	(4,597)	(128,968)	(63,554)
Ecolab, Inc.	(1,339)	(137,073)	(19,884)
Edgewell Personal Care Co.	(624)	(44,447)	(1,098)
Edwards Lifesciences Corp.	(2,499)	(234,115)	(41)
Endo International plc	(32,797)	(541,666)	1,499
Energen Corp.	(3,051)	(166,061)	(9,891)
Energizer Holdings, Inc.	(1,656)	(80,309)	6,435
Ensco plc	(46,189)	(382,455)	(66,502)
Envision Healthcare Corp.	(15,675)	(1,053,614)	61,543
EOG Resources, Inc.	(1,247)	(118,734)	(7,337)
Estee Lauder Cos., Inc. (The)	(772)	(64,755)	5,705
Esterline Technologies Corp.	(3,433)	(256,376)	(49,847)
Eversource Energy	(3,176)	(166,226)	(9,184)
Expedia, Inc.	(1,475)	(167,609)	521
Extended Stay America, Inc.	(3,704)	(56,920)	(2,900)
Facebook, Inc.	(2,527)	(322,525)	31,793
Fastenal Co.	(13,683)	(615,237)	(27,590)
FireEye, Inc.	(44,053)	(604,154)	79,923
First Data Corp.	(87,546)	(1,153,337)	(88,940)
First Horizon National Corp.	(33,185)	(416,409)	(247,622)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
First Republic Bank	(800)	$(50,728)	$(22,984)
Fitbit, Inc.	(28,201)	(226,983)	20,551
FleetCor Technologies, Inc.	(3,464)	(449,609)	(40,616)
FLIR Systems, Inc.	(6,288)	(185,167)	(42,395)
Flowserve Corp.	(10,392)	(408,063)	(91,272)
FMC Corp.	(12,872)	(448,073)	(279,968)
FNB Corp.	(11,079)	(141,701)	(35,895)
Fortinet, Inc.	(13,803)	(440,471)	24,725
Fossil Group, Inc.	(9,720)	(280,912)	29,553
Freeport-McMoRan, Inc.	(36,115)	(333,619)	(142,738)
Frontier Communications Corp.	(181,899)	(718,229)	103,410
Gartner, Inc.	(2,184)	(184,759)	(35,978)
General Electric Co.	(1,876)	(53,447)	(5,834)
Genesee & Wyoming, Inc.	(8,776)	(451,322)	(157,820)
Gentex Corp.	(15,173)	(203,652)	(95,105)
Genworth Financial, Inc.	(40,251)	(106,311)	(47,045)
GoDaddy, Inc.	(3,103)	(103,039)	(5,411)
Graco, Inc.	(3,302)	(228,410)	(45,953)
Granite Construction, Inc.	(610)	(23,558)	(9,992)
Greif, Inc.	(2,904)	(74,249)	(74,755)
Groupon, Inc.	(62,381)	(272,399)	65,294
Guidewire Software, Inc.	(5,638)	(331,588)	53,465
H&R Block, Inc.	(14,577)	(319,080)	(16,045)
Hain Celestial Group, Inc. (The)	(12,620)	(482,461)	(10,098)
Halliburton Co.	(741)	(22,074)	(18,006)
Halyard Health, Inc.	(10,788)	(339,624)	(59,316)
Hanesbrands, Inc.	(10,239)	(267,248)	46,392
HEICO Corp.	(440)	(30,836)	(3,110)
Hershey Co. (The)	(3,752)	(317,945)	(70,124)
Hertz Global Holdings, Inc.	(10,244)	(166,698)	(54,163)
Hess Corp.	(834)	(44,258)	(7,691)
Hexcel Corp.	(2,013)	(78,366)	(25,183)
Hilton Worldwide Holdings, Inc.	(10,739)	(185,892)	(106,209)
HollyFrontier Corp.	(1,534)	(35,038)	(15,215)
Hologic, Inc.	(11,732)	(451,567)	(19,121)
HSN, Inc.	(2,933)	(109,056)	8,454
Huntington Bancshares, Inc.	(16,342)	(161,047)	(54,994)
IDEXX Laboratories, Inc.	(3,271)	(216,463)	(167,127)
IHS Markit Ltd.	(10,620)	(387,991)	11,937
Illumina, Inc.	(7,491)	(1,250,461)	291,313
Incyte Corp.	(5,965)	(476,188)	(121,923)
Integrated Device Technology, Inc.	(3,113)	(70,897)	(2,445)
Intuit, Inc.	(988)	(89,789)	(23,445)
Ionis Pharmaceuticals, Inc.	(8,119)	(258,516)	(129,816)
IPG Photonics Corp.	(3,103)	(271,293)	(35,004)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR STYLE PREMIA ALTERNATIVE LV FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Jack in the Box, Inc.	(603)	$(58,543)	$(8,776)
Jazz Pharmaceuticals plc	(1,315)	(158,694)	15,320
JB Hunt Transport Services, Inc.	(814)	(55,365)	(23,650)
JC Penney Co., Inc.	(42,840)	(383,599)	27,598
Juno Therapeutics, Inc.	(9,215)	(205,078)	31,375
Kansas City Southern	(2,569)	(169,246)	(48,734)
KAR Auction Services, Inc.	(2,106)	(89,208)	(550)
Kate Spade & Co.	(30,830)	(509,321)	(66,275)
KBR, Inc.	(24,470)	(351,638)	(56,767)
Kellogg Co.	(2,360)	(168,446)	(5,510)
Kennametal, Inc.	(14,544)	(242,325)	(212,321)
Keysight Technologies, Inc.	(5,107)	(121,026)	(65,737)
Kinder Morgan, Inc.	(18,010)	(302,020)	(70,967)
KLX, Inc.	(10,865)	(342,591)	(147,529)
Knowles Corp.	(25,321)	(333,239)	(89,875)
Kosmos Energy Ltd.	(28,832)	(142,928)	(59,185)
L Brands, Inc.	(4,051)	(284,526)	17,808
Landstar System, Inc.	(1,935)	(111,992)	(53,064)
Laredo Petroleum, Inc.	(21,118)	(277,750)	(20,859)
Legg Mason, Inc.	(14,675)	(466,063)	27,134
Liberty Broadband Corp.	(3,337)	(182,501)	(64,670)
Liberty Interactive Corp. QVC Group	(4,104)	(78,023)	(3,975)
Lincoln Electric Holdings, Inc.	(346)	(17,677)	(8,851)
Lions Gate Entertainment Corp., Class B	(17,275)	(381,622)	(42,307)
Lions Gate Entertainment Corp., Class A	(15,845)	(345,879)	(80,351)
LivaNova plc	(7,499)	(411,539)	74,309
Live Nation Entertainment, Inc.	(17,562)	(426,402)	(40,747)
Loews Corp.	(10,861)	(398,678)	(109,943)
Lululemon Athletica, Inc.	(2,443)	(141,669)	(17,101)
Madison Square Garden Co. (The)	(1,672)	(290,793)	4,028
Manitowoc Foodservice, Inc.	(24,952)	(230,550)	(251,772)
Marathon Oil Corp.	(18,170)	(227,748)	(86,774)
Markel Corp.	(274)	(246,511)	(1,322)
Marsh & McLennan Cos., Inc.	(9,426)	(491,566)	(145,537)
Mastercard, Inc.	(5,883)	(539,112)	(68,308)
MAXIMUS, Inc.	(3,030)	(164,273)	(4,771)
MDU Resources Group, Inc.	(12,290)	(205,120)	(148,463)
Mead Johnson Nutrition Co.	(14,630)	(1,101,841)	66,622
MEDNAX, Inc.	(2,667)	(171,243)	(6,539)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Medtronic plc	(2,582)	$(192,566)	$8,650
Mercury General Corp.	(11,934)	(535,560)	(182,986)
Michaels Cos., Inc. (The)	(1,102)	(23,459)	923
Microchip Technology, Inc.	(649)	(28,318)	(13,315)
Microsemi Corp.	(3,342)	(133,705)	(46,663)
Middleby Corp. (The)	(3,550)	(385,082)	(72,194)
Mondelez International, Inc.	(6,327)	(275,846)	(4,630)
Monster Beverage Corp.	(11,408)	(592,641)	86,810
Moody’s Corp.	(2,690)	(274,709)	21,123
Mosaic Co. (The)	(6,198)	(161,127)	(20,661)
Motorola Solutions, Inc.	(982)	(60,030)	(21,368)
Nabors Industries Ltd.	(10,647)	(107,793)	(66,817)
National Fuel Gas Co.	(3,691)	(198,006)	(11,053)
National Instruments Corp.	(14,416)	(407,797)	(36,504)
National Oilwell Varco, Inc.	(4,928)	(151,577)	(32,927)
NetApp, Inc.	(1,265)	(33,022)	(11,594)
Netflix, Inc.	(6,235)	(597,016)	(174,877)
NetScout Systems, Inc.	(23,711)	(595,883)	(151,013)
Neurocrine Biosciences, Inc.	(13,676)	(620,295)	91,034
New Jersey Resources Corp.	(1,254)	(43,413)	(1,104)
Newell Brands, Inc.	(876)	(33,090)	(6,024)
Newmont Mining Corp.	(6,081)	(234,008)	26,829
NIKE, Inc.	(6,940)	(369,078)	16,318
Noble Corp. plc	(81,989)	(468,978)	(16,397)
Noble Energy, Inc.	(3,722)	(96,102)	(45,557)
Nordson Corp.	(2,796)	(160,877)	(152,415)
NorthStar Asset Management Group, Inc.	(7,927)	(87,910)	(30,360)
Norwegian Cruise Line Holdings Ltd.	(2,433)	(92,303)	(11,172)
NOW, Inc.	(10,555)	(207,780)	(8,281)
Occidental Petroleum Corp.	(7,775)	(450,056)	(103,757)
Ocwen Financial Corp.	(5,500)	(30,415)	770
Office Depot, Inc.	(64,759)	(229,675)	(63,036)
OGE Energy Corp.	(33,539)	(858,849)	(263,030)
Oil States International, Inc.	(3,913)	(99,390)	(53,217)
Old Dominion Freight Line, Inc.	(900)	(47,604)	(29,607)
Olin Corp.	(15,407)	(257,481)	(137,092)
OneMain Holdings, Inc.	(3,357)	(90,109)	15,785
Owens-Illinois, Inc.	(34,989)	(511,129)	(98,030)
PacWest Bancorp	(7,219)	(283,021)	(109,982)
Palo Alto Networks, Inc.	(10,341)	(1,374,442)	81,300
Pandora Media, Inc.	(62,989)	(724,807)	(96,570)
Patheon NV	(1,712)	(47,383)	(1,768)
Patterson Cos., Inc.	(11,029)	(464,042)	11,522
Paychex, Inc.	(572)	(28,933)	(5,890)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR STYLE PREMIA ALTERNATIVE LV FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
PayPal Holdings, Inc.	(7,131)	$(229,618)	$(51,842)
PBF Energy, Inc.	(5,591)	(115,609)	(40,268)
PerkinElmer, Inc.	(704)	(33,630)	(3,084)
Perrigo Co. plc	(9,172)	(825,601)	62,215
Pitney Bowes, Inc.	(16,794)	(273,761)	18,660
Platform Specialty Products Corp.	(85,493)	(689,785)	(148,902)
PPL Corp.	(11,488)	(401,145)	9,978
Praxair, Inc.	(3,940)	(387,042)	(74,686)
Premier, Inc.	(21,316)	(674,932)	27,778
Prestige Brands Holdings, Inc.	(920)	(42,721)	(5,211)
Priceline Group, Inc. (The)	(370)	(506,930)	(35,512)
Principal Financial Group, Inc.	(4,935)	(188,431)	(97,108)
PTC, Inc.	(5,857)	(205,583)	(65,421)
QIAGEN NV	(17,196)	(417,868)	(63,964)
Ralph Lauren Corp.	(837)	(84,829)	9,231
Range Resources Corp.	(5,877)	(245,060)	43,126
Red Hat, Inc.	(2,796)	(210,486)	15,605
Regal Beloit Corp.	(778)	(41,914)	(11,962)
Regeneron Pharmaceuticals, Inc.	(472)	(185,954)	12,687
ResMed, Inc.	(1,923)	(112,004)	(7,318)
Restoration Hardware Holdings, Inc.	(21,788)	(711,905)	43,013
Robert Half International, Inc.	(6,509)	(250,586)	(66,923)
Rockwell Collins, Inc.	(1,487)	(127,317)	(10,617)
Rollins, Inc.	(9,525)	(254,495)	(67,259)
Roper Technologies, Inc.	(3,915)	(690,885)	(25,873)
Royal Gold, Inc.	(9,661)	(734,962)	122,937
Sabre Corp.	(7,407)	(214,989)	30,184
salesforce.com, Inc.	(12,576)	(960,339)	99,386
Sally Beauty Holdings, Inc.	(8,379)	(217,351)	(4,022)
Santander Consumer USA Holdings, Inc.	(24,116)	(275,471)	(50,095)
SBA Communications Corp.	(6,790)	(708,524)	7,389
Sealed Air Corp.	(14,576)	(667,899)	7,023
Seattle Genetics, Inc.	(5,583)	(211,034)	(83,581)
SEI Investments Co.	(2,902)	(130,080)	(13,163)
Sempra Energy	(13,357)	(1,336,910)	(7,339)
Sensata Technologies Holding NV	(19,852)	(727,600)	(45,636)
ServiceMaster Global Holdings, Inc.	(4,610)	(162,615)	(11,043)
ServiceNow, Inc.	(8,545)	(636,483)	1,248
Signature Bank	(3,691)	(445,843)	(108,546)
Signet Jewelers Ltd.	(2,627)	(261,877)	14,256
Silgan Holdings, Inc.	(4,064)	(210,730)	2,735
Silicon Laboratories, Inc.	(1,469)	(62,932)	(32,553)
Sirius XM Holdings, Inc.	(115,106)	(450,618)	(61,604)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Six Flags Entertainment Corp.	(8,264)	$(431,877)	$(63,632)
SLM Corp.	(75,103)	(443,360)	(384,275)
SM Energy Co.	(6,075)	(232,929)	23,463
Snyder’s-Lance, Inc.	(7,644)	(269,809)	(23,262)
Sotheby’s	(14,263)	(373,584)	(194,939)
Splunk, Inc.	(17,279)	(939,232)	55,411
Sprouts Farmers Market, Inc.	(30,165)	(638,773)	68,052
SPX Corp.	(8,905)	(102,102)	(109,125)
SS&C Technologies Holdings, Inc.	(4,180)	(139,470)	19,922
Staples, Inc.	(33,664)	(269,226)	(35,433)
Starbucks Corp.	(12,510)	(693,596)	(960)
Stericycle, Inc.	(11,020)	(965,124)	116,144
Stifel Financial Corp.	(8,087)	(287,631)	(116,315)
SunPower Corp.	(11,835)	(105,802)	27,573
Superior Energy Services, Inc.	(40,931)	(583,800)	(107,116)
SVB Financial Group	(7,194)	(761,865)	(473,057)
Symantec Corp.	(4,821)	(120,415)	5,241
Synovus Financial Corp.	(7,710)	(240,702)	(76,025)
T Rowe Price Group, Inc.	(535)	(34,693)	(5,571)
Tableau Software, Inc.	(15,422)	(776,668)	126,630
Targa Resources Corp.	(5,139)	(201,236)	(86,908)
TCF Financial Corp.	(11,854)	(141,966)	(90,254)
Tempur Sealy International, Inc.	(17,428)	(1,093,902)	(96,082)
Tenet Healthcare Corp.	(34,052)	(772,395)	267,064
Teradata Corp.	(11,249)	(256,563)	(49,073)
TerraForm Power, Inc.	(9,791)	(100,333)	(25,089)
Tiffany & Co.	(6,270)	(411,796)	(73,690)
Time, Inc.	(14,725)	(213,601)	(49,240)
Toll Brothers, Inc.	(4,577)	(132,626)	(9,261)
Tractor Supply Co.	(11,960)	(834,738)	(71,949)
TransDigm Group, Inc.	(2,933)	(772,607)	42,407
TreeHouse Foods, Inc.	(2,611)	(190,385)	1,897
TRI Pointe Group, Inc.	(7,194)	(74,473)	(8,114)
Trimble, Inc.	(17,803)	(348,227)	(188,534)
TripAdvisor, Inc.	(9,684)	(574,767)	125,720
Triumph Group, Inc.	(17,031)	(510,856)	59,535
Twitter, Inc.	(26,263)	(474,667)	46,580
Tyler Technologies, Inc.	(693)	(100,564)	1,625
Ultimate Software Group, Inc. (The)	(2,721)	(551,671)	55,496
Umpqua Holdings Corp.	(8,530)	(119,498)	(40,695)
United Natural Foods, Inc.	(1,935)	(68,518)	(23,820)
United Rentals, Inc.	(3,165)	(170,910)	(163,251)
United Technologies Corp.	(3,473)	(296,039)	(84,672)
USG Corp.	(9,054)	(163,153)	(98,326)
Valley National Bancorp	(29,022)	(259,918)	(77,898)
VCA, Inc.	(589)	(35,352)	(5,082)
Veeva Systems, Inc.	(12,975)	(311,465)	(216,618)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR STYLE PREMIA ALTERNATIVE LV FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
VeriFone Systems, Inc.	(33,563)	$(603,501)	$8,429
Verisk Analytics, Inc.	(951)	(68,025)	(9,168)
Vertex Pharmaceuticals, Inc.	(8,659)	(817,292)	179,384
VF Corp.	(5,016)	(299,049)	31,445
Viacom, Inc.	(3,081)	(120,751)	12,608
ViaSat, Inc.	(755)	(56,781)	6,785
Viavi Solutions, Inc.	(17,358)	(85,029)	(56,960)
Visa, Inc.	(3,158)	(262,677)	16,290
Visteon Corp.	(868)	(89,144)	19,408
WABCO Holdings, Inc.	(3,738)	(388,203)	(8,586)
Waddell & Reed Financial, Inc.	(3,832)	(64,386)	(10,376)
Walgreens Boots Alliance, Inc.	(3,506)	(296,609)	6,452
Weatherford International plc	(277,784)	(1,475,243)	89,101
Webster Financial Corp.	(4,641)	(174,424)	(77,490)
Wendy’s Co. (The)	(15,116)	(146,682)	(57,687)
WESCO International, Inc.	(2,236)	(86,692)	(62,114)
Western Digital Corp.	(549)	(29,367)	(7,937)
WEX, Inc.	(3,320)	(261,700)	(108,812)
Whiting Petroleum Corp.	(46,295)	(385,494)	(170,972)
Whole Foods Market, Inc.	(2,551)	(74,480)	(3,989)
Williams Cos., Inc. (The)	(17,199)	(470,283)	(65,294)
Williams-Sonoma, Inc.	(2,716)	(137,770)	6,342
WisdomTree Investments, Inc.	(72,741)	(798,936)	(11,398)
Workday, Inc.	(10,679)	(814,941)	109,166
WPX Energy, Inc.	(20,647)	(264,076)	(36,750)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
WR Grace & Co.	(11,060)	$(706,421)	$(41,677)
Wynn Resorts Ltd.	(1,992)	(123,303)	(49,025)
Yahoo!, Inc.	(16,302)	(541,927)	(88,471)
Yelp, Inc.	(9,706)	(240,087)	(130,003)
Zayo Group Holdings, Inc.	(17,460)	(503,889)	(69,846)
Zebra Technologies Corp.	(11,379)	(658,531)	(317,332)
Zillow Group, Inc.	(6,865)	(244,533)	(5,834)
Zions Bancorp	(20,794)	(456,332)	(438,642)
Zoetis, Inc.	(15,725)	(763,020)	(78,740)
Zynga, Inc.	(78,208)	(182,674)	(18,320)

			(14,152,860)

Total of Short Equity Positions			(14,267,129)

Total of Long and Short Equity Positions			10,285,192

Net Cash and Other Receivables/ (Payables) (b)			(1,070,082)

Swaps, at Value			$9,215,110

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR STYLE PREMIA ALTERNATIVE LV FUND

Total Return Basket Swaps Outstanding at December 31, 2016

COUNTERPARTY	DESCRIPTION	TERMINATION DATE**	VALUE (Note 5)
GSIN	The Fund receives the total return on a portfolio of long and short positions and pays or receives the Euro Interbank Offered Rate plus or minus a specified spread, which is denominated in EUR based on the local currencies of the positions within the swaps.	1-60 months maturity ranging from 01/12/2017 - 12/21/2020	$528,454

**	The maturity dates are measured from the commencement of investment in each underlying portfolio swap position.

Additional Information — Total Return Basket Swap

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2016.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

Common Stocks
France
Aeroports de Paris	213	$22,305	$504
Air France-KLM	37,425	229,514	(25,943)
Arkema SA	2,342	210,213	18,719
Atos SE	8,212	701,590	163,935
BNP Paribas SA	5,544	259,249	93,559
Capgemini SA	3,105	264,271	(2,677)
Christian Dior SE	913	142,461	48,823
Cie Generale des Etablissements Michelin	7,955	741,598	142,670
CNP Assurances	5,028	79,139	13,926
Eiffage SA	3,128	206,216	11,654
Faurecia	4,371	159,355	9,948
Imerys SA	537	32,471	8,213
Ipsen SA	3,949	225,843	59,492
Lagardere SCA	11,006	288,644	16,832
Orange SA	51,236	785,725	(8,784)
Orpea	374	28,444	1,751
Peugeot SA	30,425	433,076	62,462
Publicis Groupe SA	3,759	246,658	12,354
Rexel SA	2,504	33,436	7,704
SCOR SE	8,166	266,873	14,942
SEB SA	1,671	166,908	59,519
Societe BIC SA	223	34,234	(3,934)
Societe Generale SA	7,945	297,456	93,333
Sodexo SA	2,989	294,008	49,169
Technip SA	1,886	103,360	30,983
Teleperformance	4,396	357,145	83,580
Thales SA	6,412	499,028	122,172
TOTAL SA	4,435	205,305	22,176
Valeo SA	8,161	401,807	66,698
Veolia Environnement SA	18,226	403,833	(94,140)
Vinci SA	3,614	224,375	21,466

			1,101,106

Total of Long Equity Positions			1,101,106

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Short Positions

Common Stocks
France
Accor SA	(15,433)	$(564,684)	$(10,237)
Air Liquide SA	(1,813)	(178,919)	(22,685)
Airbus Group SE	(1,285)	(79,456)	(5,417)
Alstom SA	(7,905)	(192,353)	(25,024)
Bollore SA (LSE)	(66,691)	(235,445)	620
Bollore SA	(314)	6	(1,086)
Bureau Veritas SA	(4,536)	(82,968)	(4,823)
Carrefour SA	(6,668)	(165,992)	5,453
Casino Guichard Perrachon SA	(2,061)	(100,640)	1,888
Cie Plastic Omnium SA	(3,013)	(92,685)	(3,404)
Edenred	(25,702)	(460,843)	(48,070)
Electricite de France SA	(22,876)	(251,011)	18,251
Engie SA	(7,770)	(118,057)	19,153
Essilor International SA	(3,178)	(356,359)	(2,209)
Hermes International	(1,122)	(349,766)	(110,499)
Iliad SA	(1,104)	(235,418)	23,398
Ingenico Group SA	(3,419)	(277,989)	5,201
JCDecaux SA	(3,446)	(112,169)	10,844
Kering	(735)	(130,319)	(34,544)
L’Oreal SA	(523)	(83,901)	(11,423)
LVMH Moet Hennessy Louis Vuitton SE	(3,308)	(522,031)	(108,711)
Natixis SA	(81,081)	(351,063)	(105,533)
Pernod Ricard SA	(2,266)	(242,443)	(2,784)
Remy Cointreau SA	(3,279)	(202,694)	(76,800)
SFR Group SA	(10,840)	(311,799)	6,190
Suez	(1,709)	(23,117)	(2,064)
Ubisoft Entertainment SA	(750)	(29,332)	2,680
Vivendi SA	(14,620)	(299,406)	22,109
Zodiac Aerospace	(18,394)	(374,885)	(46,908)

			(506,434)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR STYLE PREMIA ALTERNATIVE LV FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Luxembourg
Eurofins Scientific SE	(214)	$(81,691)	$(9,483)
SES SA	(8,704)	(220,869)	29,355

			19,872

Total of Short Equity Positions			(486,562)

Total of Long and Short Equity Positions			614,544

Net Cash and Other Receivables/ (Payables) (b)			(86,090)

Swaps, at Value			$528,454

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables/(payables) includes the gains (or losses) realized within the swap when the swap resets.

Collateral pledged to, or (received from), each counterparty at December 31, 2016 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ CENTRALLY CLEARED	TOTAL
BANA
Investment Companies	$470,000	$—	$470,000

BARC
Cash	—	5,759,075	5,759,075

CITI
Investment Companies	870,894	—	870,894

GSCO
Cash	—	355,167	355,167

GSIN
Investment Companies	19,284,632	—	19,284,632

JPMC
Cash	4,200,000	—	4,200,000

JPMS
Cash	—	1,877,982	1,877,982

MSCL
Cash	—	653,805	653,805

MSCS
Investment Companies	1,471,982	—	1,471,982

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

Consolidated Schedule of Investments	December 31, 2016

AQR STYLE PREMIA ALTERNATIVE LV FUND

Collateral pledged to, or (received from), each counterparty for the Subsidiary (See Note 2) at December 31, 2016 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ CENTRALLY CLEARED	TOTAL
GSCO
Cash	$—	$448,977	$448,977

JPPC
Cash	—	1,649,754	1,649,754

MACQ
Investment Companies	270,573	—	270,573

MSCL
Cash	—	2,772,171	2,772,171

SOCG
Investment Companies	20,177	—	20,177

The following abbreviations are used for counterparty descriptions:

BANA - Bank of America, NA

BARC - Barclays Capital Inc.

BNPP - BNP Paribas

CITG - Citigroup Global Markets Inc.

CITI - Citibank NA

CRSU - Credit Suisse Securities (USA) LLC

DTBK - Deutsche Bank AG

GSCO - Goldman Sachs & Co.

GSIN - Goldman Sachs International

JPMC - J.P. Morgan Chase Bank, NA

JPMS - J.P. Morgan Securities LLC

JPPC - J.P. Morgan Securities plc

MACQ - Macquarie Bank Limited

MLIN - Merrill Lynch International

MPFS - Merrill Lynch, Pierce, Fenner & Smith, Inc.

MSCL - Morgan Stanley & Co. LLC

MSCS - Morgan Stanley Capital Services LLC

MSIP - Morgan Stanley & Co. International plc

SOCG - Societe Generale

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2016

Statements of Assets and Liabilities	December 31, 2016

	AQR DIVERSIFIED ARBITRAGE FUND	AQR EQUITY MARKET NEUTRAL FUND	AQR GLOBAL MACRO FUND**	AQR LONG-SHORT EQUITY FUND
ASSETS:
Investments in securities, at cost	$665,017,064	$1,314,475,047	$22,558,411	$2,968,446,232

Investments in securities, at value	$617,430,895	$1,339,664,258	$22,559,776	$2,998,494,360
Cash	1,085,675	5,035,683	—	1,002,189
Cash denominated in foreign currencies‡	616,552	759,916	1,936	1,680,036
Due from brokers	22,713,003	1,630,866	442,259	17,422,061
Unrealized appreciation on forward foreign currency exchange contracts	200,495	720,869	520,813	211,457
Unrealized appreciation on OTC swaps	6,311,386	72,524,694	88,430	104,421,577
Deposits with brokers for exchange-traded and centrally cleared derivatives	2,611,259	—	3,555,370	55,538,267
Variation margin on exchange-traded and centrally cleared derivatives	116,817	—	145,595	—
Receivables:
Securities sold	1,499,486	42,703,382	854,587	162,414,190
Foreign tax reclaims	61,689	205,932	—	324,847
Dividends and interest	1,730,316	374,825	3,402	626,781
Capital shares sold	1,135,417	9,903,287	5,311	19,573,518
Prepaid expenses	43,657	89,792	27,736	136,043
Total Assets	655,556,647	1,473,613,504	28,205,215	3,361,845,326
LIABILITIES:
Securities sold short, at value (proceeds $179,672,832, $303,759,410, $— and $653,579,656, respectively)	184,019,834	307,746,049	—	653,226,872
Due to brokers	—	1,630,000	26,471	—
Unrealized depreciation on forward foreign currency exchange contracts	4,093	42,312	549,829	6,106,825
Unrealized depreciation on OTC swaps	505,454	1,009,453	66,667	3,150,789
Variation margin on exchange-traded and centrally cleared derivatives	3,298	—	33,061	2,787,510
Payables:
Securities purchased	2,866,064	35,746,820	854,636	146,386,813
Accrued investment advisory fees	404,033	978,537	6,464	2,152,658
Accrued distribution fees—Class N	21,882	31,266	761	55,644
Accrued Trustee fees	15	14	—	—
Capital shares redeemed	1,105,745	3,818,991	33,759	7,220,414
Dividends and interest payable on securities sold short	230,483	198,043	—	311,725
Other accrued expenses and liabilities	378,495	361,018	70,131	638,430
Total Liabilities	189,539,396	351,562,503	1,641,779	822,037,680
Net Assets	$466,017,251	$1,122,051,001	$26,563,436	$2,539,807,646

NET ASSETS CONSIST OF:
Paid-in capital ($0.001 par value common stock, unlimited authorized shares)	$795,111,672	$1,087,619,457	$27,305,486	$2,425,225,963
Undistributed accumulated net investment income (loss)	(10,949,212)	(46,484,619)	172,772	(57,791,007)
Undistributed accumulated net realized gain (loss)	(271,715,313)	(10,921,194)	(645,995)	45,866,407
Net unrealized appreciation (depreciation)	(46,429,896)	91,837,357	(268,827)	126,506,283
Net Assets	$466,017,251	$1,122,051,001	$26,563,436	$2,539,807,646

NET ASSETS:
Class I	$359,988,719	$790,178,925	$18,972,105	$1,799,993,741
Class N	100,869,523	154,188,675	3,217,131	287,362,037
Class R6	5,159,009	177,683,401	4,374,200	452,451,868
SHARES OUTSTANDING:
Class I	39,012,519	66,027,774	2,093,720	137,770,452
Class N	10,932,154	12,899,700	357,773	22,112,585
Class R6	560,186	14,839,955	482,492	34,579,765
NET ASSET VALUE:
Class I	$9.23	$11.97	$9.06	$13.07
Class N	$9.23	$11.95	$8.99	$13.00
Class R6	$9.21	$11.97	$9.07	$13.08

‡ Cash denominated in foreign currencies at cost	$781,393	$756,916	$1,921	$1,684,693

**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2016

Statements of Assets and Liabilities	December 31, 2016

	AQR MULTI- STRATEGY ALTERNATIVE FUND**	AQR RISK- BALANCED COMMODITIES STRATEGY FUND**	AQR RISK PARITY FUND**	AQR RISK PARITY II HV FUND**
ASSETS:
Investments in securities, at cost	$3,079,641,081	$179,666,572	$374,324,461	$64,844,854

Investments in securities, at value	$3,117,686,551	$179,669,052	$371,556,379	$64,283,517
Cash	51,553,391	—	—	—
Cash denominated in foreign currencies‡	17,903,273	—	1,050,200	18,069
Due from brokers	897,824,196	1,458,669	199,281	371,464
Unrealized appreciation on forward foreign currency exchange contracts	34,028,247	—	2,318,711	199,436
Unrealized appreciation on OTC swaps	213,823,530	2,560,639	1,152,289	281,267
Deposits with brokers for exchange-traded and centrally cleared derivatives	127,445,270	21,778,832	26,067,396	4,320,684
Variation margin on exchange-traded and centrally cleared derivatives	10,117,382	746,280	856,299	177,203
Receivables:
Securities sold	189,747,195	—	6,131,662	20,011
Foreign tax reclaims	672,193	—	—	—
Dividends and interest	5,420,119	26,337	325,913	66,168
Capital shares sold	3,811,699	654,415	132,161	731
Prepaid expenses	132,826	38,486	39,835	37,448
Total Assets	4,670,165,872	206,932,710	409,830,126	69,775,998
LIABILITIES:
Securities sold short, at value (proceeds $877,261,427, $—, $— and $—, respectively)	884,079,633	—	—	—
Options written, at value (proceeds $2,146,186, $—, $— and $—, respectively)	3,779,145	—	—	—
Reverse repurchase agreements, at value	—	—	—	13,660,587
Due to brokers	9,025,267	—	386,751	85,213
Unrealized depreciation on forward foreign currency exchange contracts	40,523,418	—	597,306	659
Unrealized depreciation on OTC swaps	22,957,163	2,570,301	1,133,107	136,857
Deposits from brokers for exchange-traded and centrally cleared derivatives	393,510	—	13,043	—
Variation margin on exchange-traded and centrally cleared derivatives	1,437,814	903,992	656,286	212,768
Payables:
Securities purchased	193,746,316	—	6,132,031	20,014
Accrued investment advisory fees	5,364,018	116,125	233,153	17,499
Accrued distribution fees—Class N	100,134	1,348	3,596	1,289
Accrued Trustee fees	76	3	13	2
Capital shares redeemed	8,683,142	26,145	134,099	10,330
Dividends and interest payable on securities sold short	923,779	—	—	—
Interest payable for reverse repurchase agreements	—	—	—	9,518
Other accrued expenses and liabilities	1,300,982	96,245	192,080	75,263
Total Liabilities	1,172,314,397	3,714,159	9,481,465	14,229,999
Net Assets	$3,497,851,475	$203,218,551	$400,348,661	$55,545,999

NET ASSETS CONSIST OF:
Paid-in capital ($0.001 par value common stock, unlimited authorized shares)	$3,617,493,398	$203,511,602	$404,632,319	$55,866,422
Undistributed accumulated net investment income (loss)	(254,308,705)	1,810,504	5,462,016	406,197
Undistributed accumulated net realized gain (loss)	(90,393,150)	(12,630)	(9,551,403)	(718,448)
Net unrealized appreciation (depreciation)	225,059,932	(2,090,925)	(194,271)	(8,172)
Net Assets	$3,497,851,475	$203,218,551	$400,348,661	$55,545,999

NET ASSETS:
Class I	$2,405,511,047	$93,849,217	$349,334,517	$46,127,358
Class N	469,478,382	7,213,483	17,027,152	6,582,930
Class R6	622,862,046	102,155,851	33,986,992	2,835,711
SHARES OUTSTANDING:
Class I	253,175,292	15,023,251	37,411,773	5,479,411
Class N	49,655,549	1,167,206	1,827,019	780,920
Class R6	65,492,180	16,318,860	3,638,709	337,040
NET ASSET VALUE:
Class I	$9.50	$6.25	$9.34	$8.42
Class N	$9.45	$6.18	$9.32	$8.43
Class R6	$9.51	$6.26	$9.34	$8.41

‡ Cash denominated in foreign currencies at cost	$18,189,216	$—	$1,125,651	$18,638

**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2016

Statements of Assets and Liabilities	December 31, 2016

	AQR RISK PARITY II MV FUND**	AQR STYLE PREMIA ALTERNATIVE FUND**	AQR STYLE PREMIA ALTERNATIVE LV FUND**
ASSETS:
Investments in securities, at cost	$78,623,117	$4,228,036,100	$410,723,886

Investments in securities, at value	$78,018,029	$4,310,196,396	$415,198,599
Cash	—	30,003,881	60,230
Cash denominated in foreign currencies‡	82,524	18,614,361	1,287,335
Due from brokers	483,469	104,477,194	4,736,327
Unrealized appreciation on forward foreign currency exchange contracts	190,530	33,764,018	1,953,840
Unrealized appreciation on OTC swaps	311,345	188,748,021	10,285,988
Deposits with brokers for exchange-traded and centrally cleared derivatives	3,302,778	223,044,638	12,807,799
Variation margin on exchange-traded and centrally cleared derivatives	174,896	6,852,107	432,841
Receivables:
Securities sold	24,490	103,343,239	5,945,239
Foreign tax reclaims	—	1,959,901	71,588
Dividends and interest	65,974	1,513,069	134,081
Capital shares sold	4,068,200	13,040,319	809,344
Prepaid expenses	41,908	306,521	64,454
Total Assets	86,764,143	5,035,863,665	453,787,665
LIABILITIES:
Securities sold short, at value (proceeds $—, $1,026,284,108 and $58,469,601, respectively)	—	1,022,996,350	58,367,157
Due to brokers	80,866	5,326,423	464,982
Unrealized depreciation on forward foreign currency exchange contracts	1,023	33,630,546	1,945,142
Unrealized depreciation on OTC swaps	162,863	29,773,611	1,392,339
Deposits from brokers for exchange-traded and centrally cleared derivatives	—	372,736	—
Variation margin on exchange-traded and centrally cleared derivatives	190,150	4,413,666	249,830
Payables:
Securities purchased	24,493	124,198,609	6,209,074
Accrued investment advisory fees	25,459	4,122,285	208,130
Accrued distribution fees—Class N	1,207	40,336	8,910
Accrued Trustee fees	3	66	5
Capital shares redeemed	1,059,863	7,200,992	117,533
Dividends and interest payable on securities sold short	—	939,192	54,920
Other accrued expenses and liabilities	78,477	1,234,759	188,972
Total Liabilities	1,624,404	1,234,249,571	69,206,994
Net Assets	$85,139,739	$3,801,614,094	$384,580,671

NET ASSETS CONSIST OF:
Paid-in capital ($0.001 par value common stock, unlimited authorized shares)	$85,469,824	$3,843,814,677	$385,138,563
Undistributed accumulated net investment income (loss)	341,732	(140,791,266)	(5,437,448)
Undistributed accumulated net realized gain (loss)	(579,538)	(138,289,481)	(8,057,382)
Net unrealized appreciation (depreciation)	(92,279)	236,880,164	12,936,938
Net Assets	$85,139,739	$3,801,614,094	$384,580,671

NET ASSETS:
Class I	$78,872,634	$2,263,100,996	$251,496,044
Class N	5,659,311	188,646,588	42,514,164
Class R6	607,794	1,349,866,510	90,570,463
SHARES OUTSTANDING:
Class I	8,787,446	228,188,253	24,164,696
Class N	632,594	19,081,538	4,098,530
Class R6	67,769	135,855,853	8,688,585
NET ASSET VALUE:
Class I	$8.98	$9.92	$10.41
Class N	$8.95	$9.89	$10.37
Class R6	$8.97	$9.94	$10.42

‡ Cash denominated in foreign currencies at cost	$82,346	$18,688,920	$1,293,003

**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2016

Statements of Operations	December 31, 2016

	AQR DIVERSIFIED ARBITRAGE FUND	AQR EQUITY MARKET NEUTRAL FUND	AQR GLOBAL MACRO FUND**	AQR LONG-SHORT EQUITY FUND
	FOR THE YEAR ENDED DECEMBER 31, 2016	FOR THE YEAR ENDED DECEMBER 31, 2016	FOR THE YEAR ENDED DECEMBER 31, 2016	FOR THE YEAR ENDED DECEMBER 31, 2016
INVESTMENT INCOME:
Dividend income†	$8,050,363	$7,347,265	$26,031	$9,861,056
Interest income	10,141,683	795,928	84,331	2,078,826
Total Income	18,192,046	8,143,193	110,362	11,939,882

EXPENSES:
Investment advisory fees	5,960,358	9,045,308	479,470	15,169,134
Custody fees	117,624	22,385	25,519	58,297
Administration & accounting fees	119,098	259,457	11,599	427,876
Legal fees	27,294	9,482	734	9,944
Audit & tax fees	223,821	84,340	82,797	94,514
Shareholder reporting fees	133,692	125,989	7,979	191,063
Transfer agent fees	544,632	656,994	37,427	1,059,524
Trustee fees	23,915	24,968	7,103	36,027
Distribution fees—Class N	340,496	412,258	17,360	411,794
Dividends and interest on securities sold short (Note 4)	6,400,428	6,965,037	—	9,724,764
Recoupment of waiver	—	24,649	—	166,454
Registration fees	78,625	196,861	56,530	283,959
Pricing fee	332,588	22,337	42,243	22,312
Other expenses	78,883	23,229	1,409	41,094
Total Expenses	14,381,454	17,873,294	770,170	27,696,756

Less fee waivers and/or reimbursements	(513,804)	(4,780)	(214,149)	—
Net Expenses	13,867,650	17,868,514	556,021	27,696,756
Net Investment Income (Loss)	4,324,396	(9,725,321)	(445,659)	(15,756,874)

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Net realized gain (loss) from:
Investments in securities	(122,361,210)	(3,479,597)	(188,781)	(9,132,072)
Foreign currency and foreign currency transactions	(146,873)	304,895	92,045	(486,377)
Forward foreign currency exchange contracts	56,917	2,489,730	512,890	(12,678,554)
Futures contracts	(5,451,934)	935,021	491,309	113,701,910
Securities sold short	75,774,693	(10,199,387)	—	(12,666,331)
Swap contracts	(4,535,537)	(18,659,896)	183,784	(3,345,701)
Written options	2,422,341	—	—	—
Net realized gain (loss)	(54,241,603)	(28,609,234)	1,091,247	75,392,875

Net change in unrealized appreciation (depreciation) on:
Investments in securities	174,840,674	24,962,593	1,396	32,315,333
Foreign currency and foreign currency translations	133,380	(1,505,991)	52,616	(2,105,388)
Forward foreign currency exchange contracts	(906,938)	748,295	(538,838)	(6,160,417)
Futures contracts	542,769	—	20,732	(322,751)
Securities sold short	(98,802,059)	(6,289,600)	—	(9,960,213)
Swap contracts	5,510,443	65,815,078	(676,777)	100,903,100
Written options	(2,186,995)	—	—	—
Net change in unrealized appreciation (depreciation)	79,131,274	83,730,375	(1,140,871)	114,669,664
Net realized gain (loss) and net change in unrealized appreciation (depreciation)	24,889,671	55,121,141	(49,624)	190,062,539
Net increase (decrease) in net assets resulting from operations	$29,214,067	$45,395,820	($495,283)	$174,305,665

† Net of foreign taxes withheld of	$9,469	$760,925	$22	$1,081,073

**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2016

Statements of Operations	December 31, 2016

	AQR MULTI- STRATEGY ALTERNATIVE FUND**	AQR RISK- BALANCED COMMODITIES STRATEGY FUND**	AQR RISK PARITY FUND**	AQR RISK PARITY II HV FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2016	FOR THE YEAR ENDED DECEMBER 31, 2016	FOR THE YEAR ENDED DECEMBER 31, 2016	FOR THE YEAR ENDED DECEMBER 31, 2016
INVESTMENT INCOME:
Dividend income†	$30,573,073	$189,311	$355,611	$52,057
Interest income	16,625,000	287,514	2,835,125	484,579
Total Income	47,198,073	476,825	3,190,736	536,636

EXPENSES:
Investment advisory fees	61,397,641	1,316,897	3,425,318	518,365
Custody fees	129,685	16,855	59,052	18,438
Administration & accounting fees	1,084,119	51,705	144,825	17,217
Legal fees	79,573	7,673	41,924	8,361
Audit & tax fees	237,278	126,408	157,439	133,008
Shareholder reporting fees	368,998	11,403	12,903	3,545
Transfer agent fees	2,754,109	64,910	325,883	48,179
Trustee fees	91,996	9,909	18,315	7,388
Distribution fees—Class N	1,066,068	9,791	49,844	14,829
Dividends and interest on securities sold short and reverse repurchase agreements (Note 4)	17,087,197	—	—	67,763
Recoupment of waiver	247,318	—	—	—
Registration fees	312,107	47,994	54,078	49,916
Pricing fee	25,682	37	17,549	—
Other expenses	132,523	7,687	22,416	4,044
Total Expenses	85,014,294	1,671,269	4,329,546	891,053

Less fee waivers and/or reimbursements	—	(129,510)	(80,747)	(202,923)
Net Expenses	85,014,294	1,541,759	4,248,799	688,130
Net Investment Income (Loss)	(37,816,221)	(1,064,934)	(1,058,063)	(151,494)

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Net realized gain (loss) from:
Investments in securities	114,326,428	2,447	152,982	799
Foreign currency and foreign currency transactions	(3,732,998)	—	1,146,621	67,259
Forward foreign currency exchange contracts	73,888,488	—	1,755,623	789,675
Futures contracts	(93,251,858)	19,098,139	21,152,555	3,840,460
Securities sold short	(82,212,403)	—	—	—
Swap contracts	(20,975,654)	1,994,645	11,128,689	(112,226)
Written options	2,431,638	—	—	—
Net realized gain (loss)	(9,526,359)	21,095,231	35,336,470	4,585,967

Net change in unrealized appreciation (depreciation) on:
Investments in securities	6,894,243	(523)	1,560,599	(207,639)
Foreign currency and foreign currency translations	(2,232,523)	—	(1,064,019)	(62,730)
Forward foreign currency exchange contracts	(20,205,360)	—	5,642,095	315,644
Futures contracts	15,199,614	1,271,379	5,704,264	926,251
Securities sold short	(7,776,678)	—	—	—
Swap contracts	58,263,078	224,260	(326,721)	248,738
Written options	(1,632,959)	—	—	—
Net change in unrealized appreciation (depreciation)	48,509,415	1,495,116	11,516,218	1,220,264
Net realized gain (loss) and net change in unrealized appreciation (depreciation)	38,983,056	22,590,347	46,852,688	5,806,231
Net increase (decrease) in net assets resulting from operations	$1,166,835	$21,525,413	$45,794,625	$5,654,737

† Net of foreign taxes withheld of	$980,008	$—	$27,889	$1,583

**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2016

Statements of Operations	December 31, 2016

	AQR RISK PARITY II MV FUND**	AQR STYLE PREMIA ALTERNATIVE FUND**	AQR STYLE PREMIA ALTERNATIVE LV FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2016	FOR THE YEAR ENDED DECEMBER 31, 2016	FOR THE YEAR ENDED DECEMBER 31, 2016
INVESTMENT INCOME:
Dividend income†	$84,348	$31,053,378	$1,931,821
Interest income	548,076	3,345,430	442,549
Total Income	632,424	34,398,808	2,374,370

EXPENSES:
Investment advisory fees	670,893	44,269,170	2,358,624
Custody fees	18,201	88,962	20,366
Administration & accounting fees	28,277	1,038,087	116,261
Legal fees	8,838	76,315	12,224
Audit & tax fees	133,140	141,593	116,123
Shareholder reporting fees	3,539	369,167	41,525
Transfer agent fees	93,677	1,995,014	276,891
Trustee fees	8,354	83,750	14,515
Distribution fees—Class N	15,702	460,832	100,932
Dividends and interest on securities sold short (Note 4)	—	24,655,199	1,285,512
Registration fees	57,825	555,966	101,433
Pricing fee	—	21,908	22,046
Other expenses	5,476	110,641	13,589
Total Expenses	1,043,922	73,866,604	4,480,041

Less fee waivers and/or reimbursements	(189,053)	(814,387)	(110,069)
Net Expenses	854,869	73,052,217	4,369,972
Net Investment Income (Loss)	(222,445)	(38,653,409)	(1,995,602)

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Net realized gain (loss) from:
Investments in securities	91,489	(42,270,978)	(2,068,059)
Foreign currency and foreign currency transactions	145,134	(889,499)	279,194
Forward foreign currency exchange contracts	751,629	90,202,416	4,715,506
Futures contracts	5,434,511	(50,280,397)	(3,053,123)
Securities sold short	—	(38,474,420)	(1,873,107)
Swap contracts	(116,007)	(182,606,126)	(5,790,851)
Net realized gain (loss)	6,306,756	(224,319,004)	(7,790,440)

Net change in unrealized appreciation (depreciation) on:
Investments in securities	67,214	66,615,684	3,580,609
Foreign currency and foreign currency translations	(153,304)	463,148	(12,835)
Forward foreign currency exchange contracts	343,554	(7,498,821)	(381,336)
Futures contracts	1,193,129	11,847,580	494,183
Securities sold short	—	(16,330,840)	(495,578)
Swap contracts	382,934	181,898,259	7,583,908
Net change in unrealized appreciation (depreciation)	1,833,527	236,995,010	10,768,951
Net realized gain (loss) and net change in unrealized appreciation (depreciation)	8,140,283	12,676,006	2,978,511
Net increase (decrease) in net assets resulting from operations	$7,917,838	($25,977,403)	$982,909

† Net of foreign taxes withheld of	$2,378	$4,160,624	$192,359

**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2016

Statements of Changes in Net Assets	December 31, 2016

	AQR DIVERSIFIED ARBITRAGE FUND		AQR EQUITY MARKET NEUTRAL FUND
	FOR THE YEAR ENDED DECEMBER 31, 2016	FOR THE YEAR ENDED DECEMBER 31, 2015	FOR THE YEAR ENDED DECEMBER 31, 2016	FOR THE YEAR ENDED DECEMBER 31, 2015
OPERATIONS:
Net investment income (loss)	$4,324,396	$10,123,129	$(9,725,321)	$(956,286)
Net realized gain (loss)	(54,241,603)	(55,638,448)	(28,609,234)	3,359,474
Net change in unrealized appreciation (depreciation)	79,131,274	(20,671,654)	83,730,375	7,770,120
Net increase (decrease) in net assets resulting from operations	29,214,067	(66,186,973)	45,395,820	10,173,308

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(26,188,748)	(40,065,363)	(11,191,080)	(3,278,442)
Class N	(6,707,013)	(7,997,308)	(1,759,993)	(1,906,094)
Class R6	(340,939)	(37,869)	(2,728,650)	(3,572)
Total	(33,236,700)	(48,100,540)	(15,679,723)	(5,188,108)
Net realized gain:
Class I	—	—	(59,855)	(142,370)
Class N	—	—	(12,009)	(85,124)
Class R6	—	—	(14,027)	(154)
Total	—	—	(85,891)	(227,648)
Total distributions	(33,236,700)	(48,100,540)	(15,765,614)	(5,415,756)

CAPITAL TRANSACTIONS:
CLASS I
Proceeds from shares sold	154,211,452	411,629,572	830,628,301	181,517,201
Reinvestment of distributions	16,337,336	32,791,578	8,810,805	3,185,521
Cost of shares redeemed	(578,275,502)	(1,125,689,923)	(250,648,937)	(9,905,135)
Net increase (decrease) from capital transactions	(407,726,714)	(681,268,773)	588,790,169	174,797,587
CLASS N
Proceeds from shares sold	22,349,404	61,092,221	261,246,001	104,772,329
Reinvestment of distributions	6,680,121	7,939,623	1,715,084	1,973,213
Cost of shares redeemed	(111,843,544)	(543,339,575)	(201,987,284)	(19,614,748)
Net increase (decrease) from capital transactions	(82,814,019)	(474,307,731)	60,973,801	87,130,794
CLASS R6
Proceeds from shares sold	5,261,147	1,113,193	193,413,965	—
Reinvestment of distributions	340,939	37,869	1,292,551	3,726
Cost of shares redeemed	(1,310,714)	(305,690)	(21,264,966)	(3,363,015)
Net increase (decrease) from capital transactions	4,291,372	845,372	173,441,550	(3,359,289)
Net increase (decrease) in net assets resulting from capital transactions	(486,249,361)	(1,154,731,132)	823,205,520	258,569,092
Total increase (decrease) in net assets	(490,271,994)	(1,269,018,645)	852,835,726	263,326,644

NET ASSETS:
Beginning of period	956,289,245	2,225,307,890	269,215,275	5,888,631
End of period	$466,017,251	$956,289,245	$1,122,051,001	$269,215,275

Undistributed accumulated net investment income (loss)	$(10,949,212)	$10,112,228	$(46,484,619)	$(3,291,781)

The accompanying notes are an integral part of these financial statements.	(continued on p. 303)

AQR Funds	Annual Report	December 2016

Statements of Changes in Net Assets	December 31, 2016

	AQR DIVERSIFIED ARBITRAGE FUND		AQR EQUITY MARKET NEUTRAL FUND
	FOR THE YEAR ENDED DECEMBER 31, 2016	FOR THE YEAR ENDED DECEMBER 31, 2015	FOR THE YEAR ENDED DECEMBER 31, 2016	FOR THE YEAR ENDED DECEMBER 31, 2015

CHANGES IN SHARES OUTSTANDING:
CLASS I
Shares outstanding, beginning of period	83,828,615	152,568,773	15,613,151	144,471
Shares sold	16,606,801	41,096,650	71,219,176	16,108,285
Shares issued on reinvestment of distributions	1,793,341	3,575,962	740,404	274,141
Shares redeemed	(63,216,238)	(113,412,770)	(21,544,957)	(913,746)
Shares outstanding, end of period	39,012,519	83,828,615	66,027,774	15,613,151
CLASS N
Shares outstanding, beginning of period	19,881,331	67,172,038	7,826,988	123,239
Shares sold	2,425,460	6,110,275	22,415,067	9,253,007
Shares issued on reinvestment of distributions	733,273	866,771	144,246	169,958
Shares redeemed	(12,107,910)	(54,267,753)	(17,486,601)	(1,719,216)
Shares outstanding, end of period	10,932,154	19,881,331	12,899,700	7,826,988
CLASS R6
Shares outstanding, beginning of period	94,204	9,281	12,859	320,778
Shares sold	569,248	111,175	16,548,221	—
Shares issued on reinvestment of distributions	37,507	4,139	108,526	320
Shares redeemed	(140,773)	(30,391)	(1,829,651)	(308,239)
Shares outstanding, end of period	560,186	94,204	14,839,955	12,859

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2016

Statements of Changes in Net Assets	December 31, 2016

	AQR GLOBAL MACRO FUND**		AQR LONG-SHORT EQUITY FUND
	FOR THE YEAR ENDED DECEMBER 31, 2016	FOR THE YEAR ENDED DECEMBER 31, 2015	FOR THE YEAR ENDED DECEMBER 31, 2016	FOR THE YEAR ENDED DECEMBER 31, 2015
OPERATIONS:
Net investment income (loss)	$(445,659)	$(1,077,510)	$(15,756,874)	$(2,581,503)
Net realized gain (loss)	1,091,247	1,388,379	75,392,875	27,471,141
Net change in unrealized appreciation (depreciation)	(1,140,871)	80,064	114,669,664	7,649,879
Net increase (decrease) in net assets resulting from operations	(495,283)	390,933	174,305,665	32,539,517

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	—	—	(30,176,354)	(17,673,255)
Class N	—	—	(4,706,896)	(3,926,547)
Class R6	—	—	(7,848,604)	(740,867)
Total	—	—	(42,731,854)	(22,340,669)
Net realized gain:
Class I	(1,147,757)	(1,495,562)	(18,662,428)	(606,302)
Class N	(197,405)	(1,247,409)	(3,169,455)	(137,481)
Class R6	(249,638)	(5,243)	(4,720,734)	(25,262)
Total	(1,594,800)	(2,748,214)	(26,552,617)	(769,045)
Total distributions	(1,594,800)	(2,748,214)	(69,284,471)	(23,109,714)

CAPITAL TRANSACTIONS:
CLASS I
Proceeds from shares sold	12,508,088	14,970,480	1,714,249,271	424,856,199
Reinvestment of distributions	1,101,710	1,453,010	37,971,044	18,090,946
Cost of shares redeemed	(24,519,868)	(19,541,806)	(485,335,729)	(42,029,793)
Net increase (decrease) from capital transactions	(10,910,070)	(3,118,316)	1,266,884,586	400,917,352
CLASS N
Proceeds from shares sold	6,267,519	92,106,568	289,678,694	94,735,102
Reinvestment of distributions	197,405	1,247,361	7,839,548	4,042,317
Cost of shares redeemed	(23,859,907)	(72,106,801)	(111,888,155)	(20,804,635)
Net increase (decrease) from capital transactions	(17,394,983)	21,247,128	185,630,087	77,972,784
CLASS R6
Proceeds from shares sold	5,440,435	—	456,865,260	15,455,318
Reinvestment of distributions	249,600	5,243	6,782,137	766,129
Cost of shares redeemed	(1,126,806)	—	(40,383,757)	(315,394)
Net increase (decrease) from capital transactions	4,563,229	5,243	423,263,640	15,906,053
Net increase (decrease) in net assets resulting from capital transactions	(23,741,824)	18,134,055	1,875,778,313	494,796,189
Total increase (decrease) in net assets	(25,831,907)	15,776,774	1,980,799,507	504,225,992

NET ASSETS:
Beginning of period	52,395,343	36,618,569	559,008,139	54,782,147
End of period	$26,563,436	$52,395,343	$2,539,807,646	$559,008,139

Undistributed accumulated net investment income (loss)	$172,772	$74,854	$(57,791,007)	$4,505,240

The accompanying notes are an integral part of these financial statements.	(continued on p. 305)

AQR Funds	Annual Report	December 2016

Statements of Changes in Net Assets	December 31, 2016

	AQR GLOBAL MACRO FUND**		AQR LONG-SHORT EQUITY FUND
	FOR THE YEAR ENDED DECEMBER 31, 2016	FOR THE YEAR ENDED DECEMBER 31, 2015	FOR THE YEAR ENDED DECEMBER 31, 2016	FOR THE YEAR ENDED DECEMBER 31, 2015

CHANGES IN SHARES OUTSTANDING:
CLASS I
Shares outstanding, beginning of period	3,276,016	3,569,196	37,352,680	4,018,314
Shares sold	1,295,462	1,496,068	136,071,032	35,398,027
Shares issued on reinvestment of distributions	120,274	151,830	2,911,890	1,487,742
Shares redeemed	(2,598,032)	(1,941,078)	(38,565,150)	(3,551,403)
Shares outstanding, end of period	2,093,720	3,276,016	137,770,452	37,352,680
CLASS N
Shares outstanding, beginning of period	2,181,378	105,875	7,468,130	985,542
Shares sold	653,532	9,137,851	23,006,638	7,884,421
Shares issued on reinvestment of distributions	21,717	131,025	604,437	333,800
Shares redeemed	(2,498,854)	(7,193,373)	(8,966,620)	(1,735,633)
Shares outstanding, end of period	357,773	2,181,378	22,112,585	7,468,130
CLASS R6
Shares outstanding, beginning of period	10,855	10,307	1,335,480	39,315
Shares sold	562,070	—	35,852,243	1,260,159
Shares issued on reinvestment of distributions	27,249	548	519,306	62,953
Shares redeemed	(117,682)	—	(3,127,264)	(26,947)
Shares outstanding, end of period	482,492	10,855	34,579,765	1,335,480

**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2016

Statements of Changes in Net Assets	December 31, 2016

	AQR MULTI-STRATEGY ALTERNATIVE FUND**		AQR RISK-BALANCED COMMODITIES STRATEGY FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2016	FOR THE YEAR ENDED DECEMBER 31, 2015	FOR THE YEAR ENDED DECEMBER 31, 2016	FOR THE YEAR ENDED DECEMBER 31, 2015
OPERATIONS:
Net investment income (loss)	$(37,816,221)	$(28,174,290)	$(1,064,934)	$(809,925)
Net realized gain (loss)	(9,526,359)	122,351,560	21,095,231	(22,173,242)
Net change in unrealized appreciation (depreciation)	48,509,415	83,853,640	1,495,116	2,497,671
Net increase (decrease) in net assets resulting from operations	1,166,835	178,030,910	21,525,413	(20,485,496)

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(20,956,045)	(157,002,548)	(4,217,596)	—
Class N	(4,106,578)	(6,675,209)	(266,235)	—
Class R6	(5,347,752)	(5,408,560)	(4,773,617)	—
Total	(30,410,375)	(169,086,317)	(9,257,448)	—
Net realized gain:
Class I	(39,203,993)	(33,179,441)	—	—
Class N	(7,682,473)	(1,461,342)	—	—
Class R6	(10,004,428)	(1,132,757)	—	—
Total	(56,890,894)	(35,773,540)	—	—
Total distributions	(87,301,269)	(204,859,857)	(9,257,448)	—

CAPITAL TRANSACTIONS:
CLASS I
Proceeds from shares sold	1,640,556,468	1,169,866,016	93,980,312	80,849,012
Reinvestment of distributions	41,668,005	156,410,369	3,133,938	—
Cost of shares redeemed	(1,489,688,316)	(460,959,852)	(77,036,497)	(40,454,118)
Net increase (decrease) from capital transactions	192,536,157	865,316,533	20,077,753	40,394,894
CLASS N
Proceeds from shares sold	472,919,773	46,717,322	6,991,689	1,419,312
Reinvestment of distributions	11,784,766	8,127,028	266,235	—
Cost of shares redeemed	(107,164,483)	(35,225,745)	(2,231,532)	(3,390,548)
Net increase (decrease) from capital transactions	377,540,056	19,618,605	5,026,392	(1,971,236)
CLASS R6
Proceeds from shares sold	693,614,602	72,737,226	65,280,626	20,111,252
Reinvestment of distributions	14,120,098	3,351,013	3,340,958	—
Cost of shares redeemed	(182,572,738)	(8,953,831)	(5,301,531)	(2,211,786)
Net increase (decrease) from capital transactions	525,161,962	67,134,408	63,320,053	17,899,466
Net increase (decrease) in net assets resulting from capital transactions	1,095,238,175	952,069,546	88,424,198	56,323,124
Total increase (decrease) in net assets	1,009,103,741	925,240,599	100,692,163	35,837,628

NET ASSETS:
Beginning of period	2,488,747,734	1,563,507,135	102,526,388	66,688,760
End of period	$3,497,851,475	$2,488,747,734	$203,218,551	$102,526,388

Undistributed accumulated net investment income (loss)	$(254,308,705)	$(135,227,340)	$1,810,504	$(8,630,097)

The accompanying notes are an integral part of these financial statements.	(continued on p. 307)

AQR Funds	Annual Report	December 2016

Statements of Changes in Net Assets	December 31, 2016

	AQR MULTI-STRATEGY ALTERNATIVE FUND**		AQR RISK-BALANCED COMMODITIES STRATEGY FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2016	FOR THE YEAR ENDED DECEMBER 31, 2015	FOR THE YEAR ENDED DECEMBER 31, 2016	FOR THE YEAR ENDED DECEMBER 31, 2015

CHANGES IN SHARES OUTSTANDING:
CLASS I
Shares outstanding, beginning of period	234,044,091	147,968,675	12,690,552	6,649,535
Shares sold	170,130,941	116,000,850	15,068,409	12,903,642
Shares issued on reinvestment of distributions	4,363,142	16,042,089	502,234	—
Shares redeemed	(155,362,882)	(45,967,523)	(13,237,944)	(6,862,625)
Shares outstanding, end of period	253,175,292	234,044,091	15,023,251	12,690,552
CLASS N
Shares outstanding, beginning of period	10,628,943	8,674,153	374,027	686,315
Shares sold	49,000,755	4,641,085	1,101,418	220,408
Shares issued on reinvestment of distributions	1,240,502	836,114	43,150	—
Shares redeemed	(11,214,651)	(3,522,409)	(351,389)	(532,696)
Shares outstanding, end of period	49,655,549	10,628,943	1,167,206	374,027
CLASS R6
Shares outstanding, beginning of period	10,345,164	3,611,564	5,175,399	2,214,833
Shares sold	72,614,796	7,257,387	11,426,208	3,321,846
Shares issued on reinvestment of distributions	1,476,997	344,047	534,553	—
Shares redeemed	(18,944,777)	(867,834)	(817,300)	(361,280)
Shares outstanding, end of period	65,492,180	10,345,164	16,318,860	5,175,399

**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2016

Statements of Changes in Net Assets	December 31, 2016

	AQR RISK PARITY FUND**		AQR RISK PARITY II HV FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2016	FOR THE YEAR ENDED DECEMBER 31, 2015	FOR THE YEAR ENDED DECEMBER 31, 2016	FOR THE YEAR ENDED DECEMBER 31, 2015
OPERATIONS:
Net investment income (loss)	$(1,058,063)	$(4,531,218)	$(151,494)	$(482,677)
Net realized gain (loss)	35,336,470	(45,198,822)	4,585,967	(7,796,961)
Net change in unrealized appreciation (depreciation)	11,516,218	(1,165,631)	1,220,264	358,287
Net increase (decrease) in net assets resulting from operations	45,794,625	(50,895,671)	5,654,737	(7,921,351)

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(8,365,046)	—	(627,027)	(137,937)
Class N	(365,427)	—	(70,031)	—
Class R6	(825,764)	—	(36,784)	(9,369)
Total	(9,556,237)	—	(733,842)	(147,306)
Net realized gain:
Class I	(15,160,890)	(12,535,697)	(1,299,453)	(2,013,017)
Class N	(757,131)	(576,410)	(179,001)	(314,049)
Class R6	(1,446,368)	(68,124)	(73,147)	(131,274)
Total	(17,364,389)	(13,180,231)	(1,551,601)	(2,458,340)
Total distributions	(26,920,626)	(13,180,231)	(2,285,443)	(2,605,646)

CAPITAL TRANSACTIONS:
CLASS I
Proceeds from shares sold	86,230,896	163,806,681	26,776,206	31,920,624
Reinvestment of distributions	23,045,872	12,321,075	1,709,991	2,110,673
Cost of shares redeemed	(274,300,216)	(206,762,569)	(26,035,541)	(27,142,112)
Net increase (decrease) from capital transactions	(165,023,448)	(30,634,813)	2,450,656	6,889,185
CLASS N
Proceeds from shares sold	5,286,651	6,056,561	2,390,229	4,174,086
Reinvestment of distributions	1,106,497	573,734	248,801	314,049
Cost of shares redeemed	(12,139,315)	(17,543,068)	(1,987,408)	(5,237,521)
Net increase (decrease) from capital transactions	(5,746,167)	(10,912,773)	651,622	(749,386)
CLASS R6
Proceeds from shares sold	34,999,379	3,728,681	2,498,129	3,295,675
Reinvestment of distributions	2,272,132	68,124	106,924	140,643
Cost of shares redeemed	(2,805,200)	(650,157)	(2,326,557)	(460,254)
Net increase (decrease) from capital transactions	34,466,311	3,146,648	278,496	2,976,064
Net increase (decrease) in net assets resulting from capital transactions	(136,303,304)	(38,400,938)	3,380,774	9,115,863
Total increase (decrease) in net assets	(117,429,305)	(102,476,840)	6,750,068	(1,411,134)

NET ASSETS:
Beginning of period	517,777,966	620,254,806	48,795,931	50,207,065
End of period	$400,348,661	$517,777,966	$55,545,999	$48,795,931

Undistributed accumulated net investment income (loss)	$5,462,016	$(11,483,741)	$406,197	$(2,528,445)

The accompanying notes are an integral part of these financial statements.	(continued on p. 309)

AQR Funds	Annual Report	December 2016

Statements of Changes in Net Assets	December 31, 2016

	AQR RISK PARITY FUND**		AQR RISK PARITY II HV FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2016	FOR THE YEAR ENDED DECEMBER 31, 2015	FOR THE YEAR ENDED DECEMBER 31, 2016	FOR THE YEAR ENDED DECEMBER 31, 2015

CHANGES IN SHARES OUTSTANDING:
CLASS I
Shares outstanding, beginning of period	54,203,404	57,585,796	5,250,810	4,427,252
Shares sold	8,965,775	16,155,868	3,133,414	3,429,710
Shares issued on reinvestment of distributions	2,491,445	1,356,946	206,023	270,252
Shares redeemed	(28,248,851)	(20,895,206)	(3,110,836)	(2,876,404)
Shares outstanding, end of period	37,411,773	54,203,404	5,479,411	5,250,810
CLASS N
Shares outstanding, beginning of period	2,424,293	3,571,499	704,394	819,606
Shares sold	551,916	595,100	281,645	417,890
Shares issued on reinvestment of distributions	119,751	63,326	29,940	40,160
Shares redeemed	(1,268,941)	(1,805,632)	(235,059)	(573,262)
Shares outstanding, end of period	1,827,019	2,424,293	780,920	704,394
CLASS R6
Shares outstanding, beginning of period	307,370	9,472	310,087	9,937
Shares sold	3,396,345	354,328	314,776	330,887
Shares issued on reinvestment of distributions	245,371	7,503	12,898	18,031
Shares redeemed	(310,377)	(63,933)	(300,721)	(48,768)
Shares outstanding, end of period	3,638,709	307,370	337,040	310,087

**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2016

Statements of Changes in Net Assets	December 31, 2016

	AQR RISK PARITY II MV FUND**		AQR STYLE PREMIA ALTERNATIVE FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2016	FOR THE YEAR ENDED DECEMBER 31, 2015	FOR THE YEAR ENDED DECEMBER 31, 2016	FOR THE YEAR ENDED DECEMBER 31, 2015
OPERATIONS:
Net investment income (loss)	$(222,445)	$(836,894)	$(38,653,409)	$(13,944,348)
Net realized gain (loss)	6,306,756	(7,484,622)	(224,319,004)	145,026,929
Net change in unrealized appreciation (depreciation)	1,833,527	488,161	236,995,010	(15,233,229)
Net increase (decrease) in net assets resulting from operations	7,917,838	(7,833,355)	(25,977,403)	115,849,352

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(727,667)	(226,926)	(38,510,727)	(63,874,268)
Class N	(38,536)	—	(3,276,100)	(3,935,997)
Class R6	(6,409)	(323)	(22,466,055)	(20,714,913)
Total	(772,612)	(227,249)	(64,252,882)	(88,525,178)
Net realized gain:
Class I	(2,123,563)	(4,531,332)	—	(2,856,032)
Class N	(160,468)	(232,047)	—	(180,968)
Class R6	(17,038)	(4,866)	—	(918,104)
Total	(2,301,069)	(4,768,245)	—	(3,955,104)
Total distributions	(3,073,681)	(4,995,494)	(64,252,882)	(92,480,282)

CAPITAL TRANSACTIONS:
CLASS I
Proceeds from shares sold	29,159,017	57,846,534	1,885,360,726	1,212,906,493
Reinvestment of distributions	2,671,414	4,373,088	33,715,714	61,353,974
Cost of shares redeemed	(43,280,962)	(70,812,276)	(942,395,923)	(335,771,223)
Net increase (decrease) from capital transactions	(11,450,531)	(8,592,654)	976,680,517	938,489,244
CLASS N
Proceeds from shares sold	5,931,482	1,827,231	235,255,329	76,216,175
Reinvestment of distributions	198,845	232,047	3,233,851	4,116,723
Cost of shares redeemed	(5,128,783)	(4,760,078)	(136,383,628)	(14,178,162)
Net increase (decrease) from capital transactions	1,001,544	(2,700,800)	102,105,552	66,154,736
CLASS R6
Proceeds from shares sold	467,405	11,115	1,144,901,288	300,087,686
Reinvestment of distributions	23,447	5,189	19,653,750	18,986,659
Cost of shares redeemed	(5,000)	—	(180,244,147)	(7,472,854)
Net increase (decrease) from capital transactions	485,852	16,304	984,310,891	311,601,491
Net increase (decrease) in net assets resulting from capital transactions	(9,963,135)	(11,277,150)	2,063,096,960	1,316,245,471
Total increase (decrease) in net assets	(5,118,978)	(24,105,999)	1,972,866,675	1,339,614,541

NET ASSETS:
Beginning of period	90,258,717	114,364,716	1,828,747,419	489,132,878
End of period	$85,139,739	$90,258,717	$3,801,614,094	$1,828,747,419

Undistributed accumulated net investment income (loss)	$341,732	$(2,860,613)	$(140,791,266)	$36,181,849

The accompanying notes are an integral part of these financial statements.	(continued on p. 311)

AQR Funds	Annual Report	December 2016

Statements of Changes in Net Assets	December 31, 2016

	AQR RISK PARITY II MV FUND**		AQR STYLE PREMIA ALTERNATIVE FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2016	FOR THE YEAR ENDED DECEMBER 31, 2015	FOR THE YEAR ENDED DECEMBER 31, 2016	FOR THE YEAR ENDED DECEMBER 31, 2015

CHANGES IN SHARES OUTSTANDING:
CLASS I
Shares outstanding, beginning of period	10,090,660	10,758,104	132,222,963	39,308,249
Shares sold	3,215,809	6,110,780	186,181,598	120,523,767
Shares issued on reinvestment of distributions	300,497	512,672	3,391,923	5,974,097
Shares redeemed	(4,819,520)	(7,290,896)	(93,608,231)	(33,583,150)
Shares outstanding, end of period	8,787,446	10,090,660	228,188,253	132,222,963
CLASS N
Shares outstanding, beginning of period	499,865	790,138	9,168,045	2,694,354
Shares sold	668,526	184,037	23,236,438	7,463,692
Shares issued on reinvestment of distributions	22,443	27,300	326,322	401,240
Shares redeemed	(558,240)	(501,610)	(13,649,267)	(1,391,241)
Shares outstanding, end of period	632,594	499,865	19,081,538	9,168,045
CLASS R6
Shares outstanding, beginning of period	11,671	9,763	38,861,071	7,587,508
Shares sold	54,018	1,300	112,887,115	30,135,455
Shares issued on reinvestment of distributions	2,640	608	1,975,251	1,846,951
Shares redeemed	(560)	—	(17,867,584)	(708,843)
Shares outstanding, end of period	67,769	11,671	135,855,853	38,861,071

**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2016

Statements of Changes in Net Assets	December 31, 2016

	AQR STYLE PREMIA ALTERNATIVE LV FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2016	FOR THE YEAR ENDED DECEMBER 31, 2015
OPERATIONS:
Net investment income (loss)	$(1,995,602)	$(577,078)
Net realized gain (loss)	(7,790,440)	1,803,761
Net change in unrealized appreciation (depreciation)	10,768,951	1,841,412
Net increase (decrease) in net assets resulting from operations	982,909	3,068,095

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(795,349)	(2,291,598)
Class N	(118,822)	(161,010)
Class R6	(249,839)	(350,210)
Total	(1,164,010)	(2,802,818)
Net realized gain:
Class I	(508,606)	(467,704)
Class N	(75,984)	(39,469)
Class R6	(159,765)	(70,896)
Total	(744,355)	(578,069)
Total distributions	(1,908,365)	(3,380,887)

CAPITAL TRANSACTIONS:
CLASS I
Proceeds from shares sold	311,386,784	158,309,029
Reinvestment of distributions	1,291,847	2,746,926
Cost of shares redeemed	(212,924,851)	(36,778,993)
Net increase (decrease) from capital transactions	99,753,780	124,276,962
CLASS N
Proceeds from shares sold	46,356,991	6,450,074
Reinvestment of distributions	194,718	199,845
Cost of shares redeemed	(17,229,454)	(1,965,686)
Net increase (decrease) from capital transactions	29,322,255	4,684,233
CLASS R6
Proceeds from shares sold	75,648,609	22,000,001
Reinvestment of distributions	409,604	421,106
Cost of shares redeemed	(7,420,574)	(23,642,959)
Net increase (decrease) from capital transactions	68,637,639	(1,221,852)
Net increase (decrease) in net assets resulting from capital transactions	197,713,674	127,739,343
Total increase (decrease) in net assets	196,788,218	127,426,551

NET ASSETS:
Beginning of period	187,792,453	60,365,902
End of period	$384,580,671	$187,792,453

Undistributed accumulated net investment income (loss)	$(5,437,448)	$(822,566)

The accompanying notes are an integral part of these financial statements.	(continued on p. 313)

AQR Funds	Annual Report	December 2016

Statements of Changes in Net Assets	December 31, 2016

	AQR STYLE PREMIA ALTERNATIVE LV FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2016	FOR THE YEAR ENDED DECEMBER 31, 2015

CHANGES IN SHARES OUTSTANDING:
CLASS I
Shares outstanding, beginning of period	14,645,410	2,760,295
Shares sold	29,820,289	15,255,549
Shares issued on reinvestment of distributions	123,977	263,115
Shares redeemed	(20,424,980)	(3,633,549)
Shares outstanding, end of period	24,164,696	14,645,410
CLASS N
Shares outstanding, beginning of period	1,294,548	843,532
Shares sold	4,443,549	624,669
Shares issued on reinvestment of distributions	18,759	19,161
Shares redeemed	(1,658,326)	(192,814)
Shares outstanding, end of period	4,098,530	1,294,548
CLASS R6
Shares outstanding, beginning of period	2,132,230	2,329,001
Shares sold	7,229,751	2,091,933
Shares issued on reinvestment of distributions	39,272	40,297
Shares redeemed	(712,668)	(2,329,001)
Shares outstanding, end of period	8,688,585	2,132,230

**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2016

Statements of Cash Flows	December 31, 2016

	AQR DIVERSIFIED ARBITRAGE FUND	AQR EQUITY MARKET NEUTRAL FUND	AQR LONG-SHORT EQUITY FUND
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations	$29,214,067	$45,395,820	$174,305,665
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used) in operating activities:
Payments to purchase securities	(888,355,743)	(392,993,374)	(752,822,677)
Payments to cover short securities	(629,273,978)	(159,518,388)	(215,346,648)
Proceeds from sales of securities	1,378,436,919	139,710,910	210,412,623
Proceeds from securities sold short	444,189,213	387,170,845	722,715,340
Proceeds from written options	66,221	—	—
Payments to close written options	(32,345)	—	—
(Purchases) sales of short-term investments, net	247,960,594	(759,706,826)	(1,797,739,181)
Realized (gain) loss on investments in securities	122,361,210	3,479,597	9,132,072
Realized (gain) loss on securities sold short	(75,774,693)	10,199,387	12,666,331
Realized (gain) loss on written options	(2,422,341)	—	—
Realized (gain) loss on paydowns	(119,837)	—	—
Change in unrealized (appreciation) depreciation on investments in securities	(174,840,674)	(24,962,593)	(32,315,333)
Change in unrealized (appreciation) depreciation on securities sold short	98,802,059	6,289,600	9,960,213
Change in unrealized (appreciation) depreciation on written options	2,186,995	—	—
Amortization (accretion) of bond premium (discount)	(2,435,194)	(795,928)	(2,104,255)
(Increases) decreases in operating assets:
Due from brokers	(22,713,003)	9,062,542	11,087,994
Unrealized appreciation on forward foreign currency exchange contracts	1,267,233	(666,528)	753,197
Unrealized appreciation on OTC swaps	(1,872,919)	(66,448,194)	(98,598,837)
Deposits with brokers for exchange-traded and centrally cleared derivatives	4,857,690	803	(39,943,111)
Variation margin on exchange-traded and centrally cleared derivatives	260,735	—	—
Receivable for securities sold	17,837,386	(31,783,445)	(135,397,894)
Foreign tax reclaim	1,265	(196,438)	(292,523)
Dividends and interest	2,749,937	(356,318)	(591,301)
Prepaid expenses	30,003	(42,232)	(79,876)
Increases (decreases) in operating liabilities
Due to brokers	(21,215,234)	1,630,000	(290,000)
Unrealized depreciation on forward foreign currency exchange contracts	(360,295)	(81,767)	5,407,220
Unrealized depreciation on OTC swaps	(2,605,159)	633,116	(2,304,263)
Variation margin on exchange-traded and centrally cleared derivatives	(42,477)	—	627,826
Payable for securities purchased	(11,602,506)	25,332,809	123,998,379
Accrued investment advisory fees	(271,672)	816,300	1,760,632
Accrued distribution fees—Class N	(18,405)	14,417	37,557
Accrued Trustees fees	(833)	(115)	(259)
Dividends and Interest payable on securities sold short and reverse repurchase agreements	(922,198)	110,038	162,663
Other accrued expenses and liabilities	(461,967)	267,871	463,688
Net cash provided by (used in) operating activities	$514,880,054	$(807,438,091)	$(1,794,334,758)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from shares sold	181,337,663	1,279,047,687	2,450,648,582
Payments on shares redeemed	(696,358,349)	(470,102,592)	(631,471,216)
Cash distributions paid	(9,878,304)	(3,947,174)	(16,691,742)
Due to custodian	(2,330,779)	—	(7,108,051)
Net cash provided by (used in) financing activities	$(527,229,769)	$804,997,921	$1,795,377,573
Net change in cash and cash denominated in foreign currencies	(12,349,715)	(2,440,170)	1,042,815
Cash, beginning of period	14,051,942	8,235,769	1,639,410
Cash, end of period	$1,702,227	$5,795,599	$2,682,225

Supplemental disclosure of cash flow information:

Cash paid during the period for interest in the amount of $2,513,364, $1,073,153 and $1,502,251.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2016

Statements of Cash Flows	December 31, 2016

	AQR MULTI- STRATEGY ALTERNATIVE FUND**	AQR RISK PARITY II HV FUND**	AQR STYLE PREMIA ALTERNATIVE FUND**
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations	$1,166,835	$5,654,737	$(25,977,403)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used) in operating activities:
Payments to purchase securities	(2,565,046,556)	(33,756,380)	(878,970,322)
Payments to cover short securities	(1,350,067,178)	—	(423,437,739)
Proceeds from sales of securities	2,253,713,573	19,494,097	289,577,435
Proceeds from securities sold short	1,555,751,170	—	903,289,441
Proceeds from written options	4,845,184	—	—
Payments to close written options	(267,675)	—	—
(Purchases) sales of short-term investments, net	(394,215,164)	2,694,063	(1,533,351,012)
Realized (gain) loss on investments in securities	(114,326,428)	(799)	42,270,978
Realized (gain) loss on securities sold short	82,212,403	—	38,474,420
Realized (gain) loss on written options	(2,431,638)	—	—
Change in unrealized (appreciation) depreciation on investments in securities	(6,894,243)	207,639	(66,615,684)
Change in unrealized (appreciation) depreciation on securities sold short	7,776,678	—	16,330,840
Change in unrealized (appreciation) depreciation on written options	1,632,959	—	—
Amortization (accretion) of bond premium (discount)	(1,677,285)	(268,594)	(3,398,754)
(Increases) decreases in operating assets:
Repurchase Agreements	—	2,525,961	—
Unrealized appreciation on forward foreign currency exchange contracts	2,218,112	(158,284)	(14,295,530)
Unrealized appreciation on OTC swaps	(63,184,110)	(244,877)	(186,355,657)
Deposits with brokers for exchange-traded and centrally cleared derivatives	(51,470,283)	(1,727,020)	(87,508,141)
Variation margin on exchange-traded and centrally cleared derivatives	335,024	(39,735)	(2,586,994)
Receivable for securities sold	(167,443,901)	(8,182)	(102,568,218)
Foreign tax reclaim	465,761	—	(1,416,449)
Dividends and interest	(1,959,640)	(36,040)	(1,017,443)
Due from brokers	(341,968,181)	(363,404)	(99,930,722)
Due from Investment Adviser	—	5,604	—
Prepaid expenses	(31,108)	(7,537)	(208,171)
Increases (decreases) in operating liabilities
Due to brokers	2,053,750	18,085	2,389,591
Unrealized depreciation on forward foreign currency exchange contracts	17,987,248	(157,360)	21,794,351
Unrealized depreciation on OTC swaps	9,047,945	(3,861)	4,457,398
Deposits from brokers for exchange-traded and centrally cleared derivatives	393,510	—	372,736
Variation margin on exchange-traded and centrally cleared derivatives	360,239	82,987	936,517
Payable for securities purchased	166,869,155	8,186	123,429,196
Accrued investment advisory fees	1,887,276	17,499	2,502,658
Accrued Shareholder servicing fees	—	—	—
Accrued distribution fees—Class N	79,537	77	23,806
Accrued Trustees fees	(189)	(29)	(458)
Dividends and Interest payable on securities sold short and reverse repurchase agreements	449,294	—	415,663
Interest payable for reverse repurchase agreements	—	3,956	—
Other accrued expenses and liabilities	299,839	(25,357)	707,922
Net cash provided by (used in) operating activities	$(951,438,087)	$(6,084,568)	$(1,980,665,745)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from shares sold	2,842,449,999	32,318,382	3,285,831,397
Net change in reverse repurchase agreements	—	4,427,552	—
Payments on shares redeemed	(1,777,134,909)	(30,442,981)	(1,255,120,905)
Cash distributions paid	(19,728,400)	(219,727)	(7,649,567)
Due to custodian	(68,691,851)	(13,813)	—
Net cash provided by (used in) financing activities	$976,894,839	$6,069,413	$2,023,060,925
Net change in cash and cash denominated in foreign currencies	25,456,752	(15,155)	42,395,180
Cash, beginning of period	43,999,912	33,224	6,223,062
Cash, end of period	$69,456,664	$18,069	$48,618,242

Supplemental disclosure of cash flow information:

Cash paid during the period for interest in the amount of $854,845, $67,763 and $4,711,171.

**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2016

Statements of Cash Flows	December 31, 2016

AQR STYLE PREMIA ALTERNATIVE LV FUND**
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations	$982,909
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used) in operating activities:
Payments to purchase securities	(47,326,532)
Payments to cover short securities	(19,101,692)
Proceeds from sales of securities	13,317,360
Proceeds from securities sold short	47,362,334
(Purchases) sales of short-term investments, net	(174,031,056)
Realized (gain) loss on investments in securities	2,068,059
Realized (gain) loss on securities sold short	1,873,107
Realized (gain) loss on paydowns	—
Change in unrealized (appreciation) depreciation on investments in securities	(3,580,609)
Change in unrealized (appreciation) depreciation on securities sold short	495,578
Amortization (accretion) of bond premium (discount)	(444,819)
(Increases) decreases in operating assets:
Due from brokers	(4,720,804)
Unrealized appreciation on forward foreign currency exchange contracts	(884,289)
Unrealized appreciation on OTC swaps	(8,609,261)
Deposits with brokers for exchange-traded and centrally cleared derivatives	(5,473,098)
Variation margin on exchange-traded and centrally cleared derivatives	(183,598)
Receivable for securities sold	(1,896,679)
Foreign tax reclaim	(64,834)
Dividends and interest	(96,887)
Prepaid expenses	(27,622)
Increases (decreases) in operating liabilities
Due to brokers	375,291
Unrealized depreciation on forward foreign currency exchange contracts	1,265,625
Unrealized depreciation on OTC swaps	1,025,353
Variation margin on exchange-traded and centrally cleared derivatives	108,541
Payable for securities purchased	2,558,741
Accrued investment advisory fees	164,853
Accrued distribution fees—Class N	6,304
Accrued Trustees fees	(98)
Dividends and Interest payable on securities sold short and reverse repurchase agreements	26,780
Other accrued expenses and liabilities	43,507
Net cash provided by (used in) operating activities	$(194,767,536)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from shares sold	433,359,100
Payments on shares redeemed	(237,459,820)
Cash distributions paid	(12,196)
Due to custodian	—
Net cash provided by (used in) financing activities	$195,887,084
Net change in cash and cash denominated in foreign currencies	1,119,548
Cash, beginning of period	228,017
Cash, end of period	$1,347,565

Supplemental disclosure of cash flow information:

Cash paid during the period for interest in the amount of $260,503.

**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2016

[Intentionally Left Blank]

Financial Highlights	December 31, 2016

	PER SHARE OPERATING PERFORMANCE
		Change in Net Assets Resulting from Operations[1]					Less Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)		Net Increase (Decrease) in Net Asset Value from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains		Return of Capital		Total Distributions
AQR DIVERSIFIED ARBITRAGE FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2016	$9.21	0.07		0.61		0.68	(0.66)	—		—		(0.66)
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.14	0.07		(0.55)		(0.48)	(0.45)	—		—		(0.45)
FOR THE YEAR ENDED DECEMBER 31, 2014	$10.91	0.23		(0.80)		(0.57)	(0.20)	—		—		(0.20)
FOR THE YEAR ENDED DECEMBER 31, 2013	$11.05	0.17		0.02		0.19	(0.18)	(0.06)		(0.09)		(0.33)
FOR THE YEAR ENDED DECEMBER 31, 2012	$10.89	0.10	[6]	0.24		0.34	(0.13)	(0.05)		—		(0.18)
AQR DIVERSIFIED ARBITRAGE FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2016	$9.21	0.05		0.60		0.65	(0.63)	—		—		(0.63)
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.10	0.03		(0.51)		(0.48)	(0.41)	—		—		(0.41)
FOR THE YEAR ENDED DECEMBER 31, 2014	$10.87	0.21		(0.81)		(0.60)	(0.17)	—		—		(0.17)
FOR THE YEAR ENDED DECEMBER 31, 2013	$11.01	0.13		0.04		0.17	(0.16)	(0.06)		(0.09)		(0.31)
FOR THE YEAR ENDED DECEMBER 31, 2012	$10.85	0.06	[6]	0.24		0.30	(0.09)	(0.05)		—		(0.14)
AQR DIVERSIFIED ARBITRAGE FUND CLASS R6
FOR THE YEAR ENDED DECEMBER 31, 2016	$9.20	0.12		0.56		0.68	(0.67)	—		—		(0.67)
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.13	0.09		(0.55)		(0.46)	(0.47)	—		—		(0.47)
FOR THE PERIOD 9/02/14[7]—12/31/14	$11.00	0.16		(0.82)		(0.66)	(0.21)	—		—		(0.21)
AQR EQUITY MARKET NEUTRAL FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2016	$11.48	(0.13)		0.80		0.67	(0.18)	(0.00)	[8]	—		(0.18)
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.01	(0.15)		1.91		1.76	(0.28)	(0.01)		—		(0.29)
FOR THE PERIOD 10/07/14[10]—12/31/14	$10.00	(0.02)		0.62		0.60	(0.59)	—		(0.00)	[8]	(0.59)
AQR EQUITY MARKET NEUTRAL FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2016	$11.47	(0.15)		0.77		0.62	(0.14)	(0.00)	[8]	—		(0.14)
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.01	(0.19)		1.94		1.75	(0.28)	(0.01)		—		(0.29)
FOR THE PERIOD 10/07/14[10]—12/31/14	$10.00	(0.03)		0.62		0.59	(0.58)	—		(0.00)	[8]	(0.58)
AQR EQUITY MARKET NEUTRAL FUND CLASS R6
FOR THE YEAR ENDED DECEMBER 31, 2016	$11.49	(0.14)		0.81		0.67	(0.19)	(0.00)	[8]	—		(0.19)
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.01	(0.13)		1.90		1.77	(0.28)	(0.01)		—		(0.29)
FOR THE PERIOD 10/07/14[10]—12/31/14	$10.00	(0.02)		0.62		0.60	(0.59)	—		(0.00)	[8]	(0.59)
AQR GLOBAL MACRO FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2016	$9.60	(0.11)		0.12	[11]	0.01	—	(0.55)		—		(0.55)
FOR THE YEAR ENDED DECEMBER 31, 2015	$9.94	(0.15)		0.32		0.17	—	(0.51)		—		(0.51)
FOR THE PERIOD 4/08/14[10]—12/31/14	$10.00	(0.10)		0.06		(0.04)	—	(0.02)		—		(0.02)
AQR GLOBAL MACRO FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2016	$9.55	(0.13)		0.12	[11]	(0.01)	—	(0.55)		—		(0.55)
FOR THE YEAR ENDED DECEMBER 31, 2015	$9.92	(0.16)		0.30		0.14	—	(0.51)		—		(0.51)
FOR THE PERIOD 4/08/14[10]—12/31/14	$10.00	(0.12)		0.06		(0.06)	—	(0.02)		—		(0.02)
AQR GLOBAL MACRO FUND CLASS R6
FOR THE YEAR ENDED DECEMBER 31, 2016	$9.60	(0.10)		0.12	[11]	0.02	—	(0.55)		—		(0.55)
FOR THE YEAR ENDED DECEMBER 31, 2015	$9.94	(0.14)		0.31		0.17	—	(0.51)		—		(0.51)
FOR THE PERIOD 9/02/14[7]—12/31/14	$9.72	(0.04)		0.28		0.24	—	(0.02)		—		(0.02)

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2016

Financial Highlights	December 31, 2016

		RATIOS/SUPPLEMENTAL DATA

			Ratios to Average Net Assets of:*

Net Asset Value, End of Period	Total Return[2,3]	Net Assets, End of Period (000’s)	Expenses, Before Reimbursements and/or Waivers[4]	Expenses, Net of Reimbursements and/or Waivers[4]	Expenses, Net of Reimbursements and/or Waivers (Excluding Dividend Short Expense & Interest Expense)[4]	Net Investment Income (Loss)	Portfolio Turnover Rate[5]

$9.23	7.51%	$359,989	2.36%	2.27%	1.20%	0.78%	277%
$9.21	(4.67)%	$772,394	2.44%	2.42%	1.19%	0.71%	249%
$10.14	(5.25)%	$1,546,685	1.88%	1.88%	1.20%	2.07%	380%
$10.91	1.75%	$1,876,481	1.64%	1.64%	1.20%	1.52%	349%
$11.05	3.13%	$1,752,724	2.32%	2.30%	1.21%	0.88%[6]	312%

$9.23	7.15%	$100,869	2.61%	2.52%	1.44%	0.53%	277%
$9.21	(4.75)%	$183,029	2.69%	2.67%	1.45%	0.32%	249%
$10.10	(5.51)%	$678,528	2.12%	2.12%	1.44%	1.99%	380%
$10.87	1.51%	$836,355	1.88%	1.88%	1.44%	1.21%	349%
$11.01	2.83%	$761,371	2.62%	2.62%	1.52%	0.57%[6]	312%

$9.21	7.52%	$5,159	2.27%	2.18%	1.10%	1.26%	277%
$9.20	(4.55)%	$866	2.36%	2.33%	1.10%	0.92%	249%
$10.13	(5.99)%	$94	1.94%	1.94%	1.10%	4.69%	380%

$11.97	5.85%	$790,179	2.13%	2.13%	1.28%	(1.15)%	227%
$11.48	17.60%	$179,312	2.17%[9]	1.90%	1.25%	(1.36)%	383%
$10.01	5.93%	$1,445	4.57%[9]	1.63%	1.30%	(1.04)%	152%

$11.95	5.43%	$154,189	2.40%	2.40%	1.55%	(1.27)%	227%
$11.47	17.43%	$89,755	2.41%[9]	2.16%	1.51%	(1.69)%	383%
$10.01	5.88%	$1,233	4.83%[9]	1.88%	1.55%	(1.29)%	152%

$11.97	5.82%	$177,683	2.05%	2.05%	1.20%	(1.22)%	227%
$11.49	17.72%	$148	3.05%[9]	1.85%	1.20%	(1.26)%	383%
$10.01	5.95%	$3,210	4.49%[9]	1.53%	1.20%	(0.95)%	152%

$9.06	0.02%	$18,972	1.98%	1.41%	1.41%	(1.12)%	0%
$9.60	1.71%	$31,453	1.78%[9]	1.38%	1.38%	(1.45)%	0%
$9.94	(0.42)%	$35,466	2.24%[9]	1.45%	1.45%	(1.44)%	0%

$8.99	(0.19)%	$3,217	2.17%	1.65%	1.65%	(1.35)%	0%
$9.55	1.41%	$20,838	1.88%[9]	1.70%	1.70%	(1.56)%	0%
$9.92	(0.62)%	$1,050	2.49%[9]	1.70%	1.70%	(1.69)%	0%

$9.07	0.14%	$4,374	1.95%	1.35%	1.35%	(1.09)%	0%
$9.60	1.71%	$104	1.72%[9]	1.35%	1.35%	(1.41)%	0%
$9.94	2.45%	$102	2.02%[9]	1.35%	1.35%	(1.37)%	0%

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2016

Financial Highlights	December 31, 2016

	PER SHARE OPERATING PERFORMANCE
		Change in Net Assets Resulting from Operations[1]			Less Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Net Increase (Decrease) in Net Asset Value from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Return of Capital	Total Distributions
AQR LONG-SHORT EQUITY FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2016	$12.12	(0.14)	1.48	1.34	(0.24)	(0.15)	—	(0.39)
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.87	(0.15)	2.00	1.85	(0.58)	(0.02)	—	(0.60)
FOR THE YEAR ENDED DECEMBER 31, 2014	$10.21	(0.14)	1.67	1.53	(0.74)	(0.10)	(0.03)	(0.87)
FOR THE PERIOD 7/16/13[10]—12/31/13	$10.00	(0.06)	1.17	1.11	(0.67)	(0.23)	—	(0.90)
AQR LONG-SHORT EQUITY FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2016	$12.07	(0.17)	1.47	1.30	(0.22)	(0.15)	—	(0.37)
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.84	(0.19)	2.01	1.82	(0.57)	(0.02)	—	(0.59)
FOR THE YEAR ENDED DECEMBER 31, 2014	$10.21	(0.20)	1.70	1.50	(0.74)	(0.10)	(0.03)	(0.87)
FOR THE PERIOD 7/16/13[10]—12/31/13	$10.00	(0.07)	1.17	1.10	(0.66)	(0.23)	—	(0.89)
AQR LONG-SHORT EQUITY FUND CLASS R6
FOR THE YEAR ENDED DECEMBER 31, 2016	$12.13	(0.14)	1.49	1.35	(0.25)	(0.15)	—	(0.40)
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.87	(0.15)	2.02	1.87	(0.59)	(0.02)	—	(0.61)
FOR THE PERIOD 9/02/14[7]—12/31/14	$11.05	(0.08)	0.78	0.70	(0.75)	(0.10)	(0.03)	(0.88)
AQR MULTI-STRATEGY ALTERNATIVE FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2016	$9.76	(0.11)	0.09	(0.02)	(0.08)	(0.16)	—	(0.24)
FOR THE YEAR ENDED DECEMBER 31, 2015	$9.76	(0.15)	1.05	0.90	(0.74)	(0.16)	—	(0.90)
FOR THE YEAR ENDED DECEMBER 31, 2014	$9.78	(0.14)	0.85	0.71	(0.73)	—	—	(0.73)
FOR THE YEAR ENDED DECEMBER 31, 2013	$9.90	(0.17)	0.61	0.44	(0.44)	(0.12)	—	(0.56)
FOR THE YEAR ENDED DECEMBER 31, 2012	$9.70	(0.17)	0.40	0.23	(0.01)	(0.02)	—	(0.03)
AQR MULTI-STRATEGY ALTERNATIVE FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2016	$9.74	(0.13)	0.08	(0.05)	(0.08)	(0.16)	—	(0.24)
FOR THE YEAR ENDED DECEMBER 31, 2015	$9.74	(0.17)	1.05	0.88	(0.72)	(0.16)	—	(0.88)
FOR THE YEAR ENDED DECEMBER 31, 2014	$9.76	(0.17)	0.85	0.68	(0.70)	—	—	(0.70)
FOR THE YEAR ENDED DECEMBER 31, 2013	$9.89	(0.20)	0.61	0.41	(0.42)	(0.12)	—	(0.54)
FOR THE YEAR ENDED DECEMBER 31, 2012	$9.69	(0.23)	0.45	0.22	—	(0.02)	—	(0.02)
AQR MULTI-STRATEGY ALTERNATIVE FUND CLASS R6
FOR THE YEAR ENDED DECEMBER 31, 2016	$9.76	(0.09)	0.08	(0.01)	(0.08)	(0.16)	—	(0.24)
FOR THE YEAR ENDED DECEMBER 31, 2015	$9.75	(0.13)	1.05	0.92	(0.75)	(0.16)	—	(0.91)
FOR THE PERIOD 9/02/14[7]—12/31/14	$9.88	(0.11)	0.71	0.60	(0.73)	—	—	(0.73)

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2016

Financial Highlights	December 31, 2016

		RATIOS/SUPPLEMENTAL DATA

			Ratios to Average Net Assets of:*

Net Asset Value, End of Period	Total Return[2,3]	Net Assets, End of Period (000’s)	Expenses, Before Reimbursements and/or Waivers[4]	Expenses, Net of Reimbursements and/or Waivers[4]	Expenses, Net of Reimbursements and/or Waivers (Excluding Dividend Short Expense & Interest Expense)[4]	Net Investment Income (Loss)	Portfolio Turnover Rate[5]

$13.07	11.09%	$1,799,994	1.99%	1.99%	1.28%	(1.12)%	247%
$12.12	17.04%	$452,667	1.86%	1.81%	1.27%	(1.28)%	303%
$10.87	14.91%	$43,667	2.34%	1.30%	1.30%	(1.26)%	0%
$10.21	11.17%	$5,246	3.56%[9]	1.30%	1.30%	(1.29)%	0%

$13.00	10.80%	$287,362	2.25%	2.25%	1.54%	(1.39)%	247%
$12.07	16.79%	$90,141	2.12%	2.07%	1.53%	(1.58)%	303%
$10.84	14.55%	$10,688	2.46%	1.55%	1.55%	(1.81)%	0%
$10.21	11.04%	$910	5.49%[9]	1.55%	1.55%	(1.54)%	0%

$13.08	11.13%	$452,452	1.90%	1.90%	1.19%	(1.07)%	247%
$12.13	17.16%	$16,200	1.77%	1.74%	1.20%	(1.21)%	303%
$10.87	6.19%	$427	1.99%	1.20%	1.20%	(2.21)%	0%

$9.50	(0.20)%	$2,405,511	2.47%	2.47%	1.97%	(1.10)%	261%
$9.76	9.25%	$2,284,285	2.41%	2.41%	1.97%	(1.44)%	208%
$9.76	7.31%	$1,443,799	3.67%	3.65%	1.98%	(1.46)%	204%
$9.78	4.46%	$1,453,977	3.37%	3.34%	1.98%	(1.67)%	137%
$9.90	2.36%	$808,262	3.60%	3.52%	1.98%	(1.73)%	208%

$9.45	(0.51)%	$469,478	2.73%	2.73%	2.23%	(1.31)%	261%
$9.74	9.02%	$103,504	2.68%	2.67%	2.23%	(1.66)%	208%
$9.74	7.03%	$84,480	3.96%	3.91%	2.23%	(1.75)%	204%
$9.76	4.16%	$74,641	3.66%	3.59%	2.23%	(1.95)%	137%
$9.89	2.22%	$43,104	3.93%	3.76%	2.23%	(2.32)%	208%

$9.51	(0.10)%	$622,862	2.38%	2.38%	1.88%	(0.94)%	261%
$9.76	9.44%	$100,959	2.33%	2.32%	1.88%	(1.29)%	208%
$9.75	6.19%	$35,228	3.21%	3.14%	1.88%	(3.41)%	204%

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2016

Financial Highlights	December 31, 2016

	PER SHARE OPERATING PERFORMANCE
		Change in Net Assets Resulting from Operations[1]					Less Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)		Net Increase (Decrease) in Net Asset Value from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
AQR RISK-BALANCED COMMODITIES STRATEGY FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2016	$5.62	(0.04)		0.97		0.93	(0.30)	—	(0.30)
FOR THE YEAR ENDED DECEMBER 31, 2015	$6.98	(0.05)		(1.31)		(1.36)	—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2014	$8.29	(0.08)		(1.23)		(1.31)	—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2013	$9.87	(0.09)		(1.49)		(1.58)	—	—	—
FOR THE PERIOD 7/09/12[10]—12/31/12	$10.00	(0.05)		(0.08)		(0.13)	—	—	—
AQR RISK-BALANCED COMMODITIES STRATEGY FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2016	$5.57	(0.06)		0.96		0.90	(0.29)	—	(0.29)
FOR THE YEAR ENDED DECEMBER 31, 2015	$6.94	(0.08)		(1.29)		(1.37)	—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2014	$8.27	(0.11)		(1.22)		(1.33)	—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2013	$9.86	(0.11)		(1.48)		(1.59)	—	—	—
FOR THE PERIOD 7/09/12[10]—12/31/12	$10.00	(0.06)		(0.08)		(0.14)	—	—	—
AQR RISK-BALANCED COMMODITIES STRATEGY FUND CLASS R6
FOR THE YEAR ENDED DECEMBER 31, 2016	$5.63	(0.04)		0.97		0.93	(0.30)	—	(0.30)
FOR THE YEAR ENDED DECEMBER 31, 2015	$6.99	(0.05)		(1.31)		(1.36)	—	—	—
FOR THE PERIOD 9/02/14[7]—12/31/14	$8.60	(0.02)		(1.59)		(1.61)	—	—	—
AQR RISK PARITY FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2016	$9.09	(0.02)		0.94		0.92	(0.24)	(0.43)	(0.67)
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.14	(0.07)		(0.75)		(0.82)	—	(0.23)	(0.23)
FOR THE YEAR ENDED DECEMBER 31, 2014	$10.77	(0.04)		0.81		0.77	(0.30)	(1.10)	(1.40)
FOR THE YEAR ENDED DECEMBER 31, 2013	$11.49	(0.07)		0.08	[11]	0.01	(0.27)	(0.46)	(0.73)
FOR THE YEAR ENDED DECEMBER 31, 2012	$10.62	—		1.49		1.49	(0.14)	(0.48)	(0.62)
AQR RISK PARITY FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2016	$9.08	(0.04)		0.92		0.88	(0.21)	(0.43)	(0.64)
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.14	(0.10)		(0.73)		(0.83)	—	(0.23)	(0.23)
FOR THE YEAR ENDED DECEMBER 31, 2014	$10.76	(0.07)		0.80		0.73	(0.25)	(1.10)	(1.35)
FOR THE YEAR ENDED DECEMBER 31, 2013	$11.47	(0.11)		0.08	[11]	(0.03)	(0.22)	(0.46)	(0.68)
FOR THE YEAR ENDED DECEMBER 31, 2012	$10.59	(0.03)		1.50		1.47	(0.11)	(0.48)	(0.59)
AQR RISK PARITY FUND CLASS R6
FOR THE YEAR ENDED DECEMBER 31, 2016	$9.10	(0.04)		0.95		0.91	(0.24)	(0.43)	(0.67)
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.14	(0.04)		(0.77)		(0.81)	—	(0.23)	(0.23)
FOR THE PERIOD 9/02/14[7]—12/31/14	$12.01	(0.04)		(0.43)	[11]	(0.47)	(0.30)	(1.10)	(1.40)
AQR RISK PARITY II HV FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2016	$7.79	(0.02)		1.01		0.99	(0.12)	(0.24)	(0.36)
FOR THE YEAR ENDED DECEMBER 31, 2015	$9.55	(0.08)		(1.19)		(1.27)	(0.03)	(0.46)	(0.49)
FOR THE YEAR ENDED DECEMBER 31, 2014	$9.87	(0.03)		0.95		0.92	(0.06)	(1.18)	(1.24)
FOR THE YEAR ENDED DECEMBER 31, 2013	$10.21	(0.06)		(0.23)		(0.29)	(0.03)	(0.02)	(0.05)
FOR THE PERIOD 11/05/12[10]—12/31/12	$10.00	0.01		0.23		0.24	(0.03)	—	(0.03)
AQR RISK PARITY II HV FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2016	$7.80	(0.04)		1.00		0.96	(0.09)	(0.24)	(0.33)
FOR THE YEAR ENDED DECEMBER 31, 2015	$9.56	(0.10)		(1.20)		(1.30)	—	(0.46)	(0.46)
FOR THE YEAR ENDED DECEMBER 31, 2014	$9.86	(0.04)		0.93		0.89	(0.01)	(1.18)	(1.19)
FOR THE YEAR ENDED DECEMBER 31, 2013	$10.23	(0.09)		(0.23)		(0.32)	(0.03)	(0.02)	(0.05)
FOR THE PERIOD 11/05/12[10]—12/31/12	$10.00	(0.01)		0.25		0.24	(0.01)	—	(0.01)
AQR RISK PARITY II HV FUND CLASS R6
FOR THE YEAR ENDED DECEMBER 31, 2016	$7.78	(0.00)	[8]	0.99		0.99	(0.12)	(0.24)	(0.36)
FOR THE YEAR ENDED DECEMBER 31, 2015	$9.55	(0.03)		(1.25)		(1.28)	(0.03)	(0.46)	(0.49)
FOR THE PERIOD 9/02/14[7]—12/31/14	$11.37	(0.05)		(0.53)	[11]	(0.58)	(0.06)	(1.18)	(1.24)

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2016

Financial Highlights	December 31, 2016

		RATIOS/SUPPLEMENTAL DATA

			Ratios to Average Net Assets of:*

Net Asset Value, End of Period	Total Return[2,3]	Net Assets, End of Period (000’s)	Expenses, Before Reimbursements and/or Waivers[4]	Expenses, Net of Reimbursements and/or Waivers[4]	Expenses, Net of Reimbursements and/or Waivers (Excluding Dividend Short Expense & Interest Expense)[4]	Net Investment Income (Loss)	Portfolio Turnover Rate[5]

$6.25	16.58%	$93,849	1.04%	0.96%	0.96%	(0.65)%	0%
$5.62	(19.48)%	$71,321	1.14%	0.94%	0.94%	(0.88)%	0%
$6.98	(15.80)%	$46,443	1.34%	1.01%	1.01%	(1.00)%	0%
$8.29	(16.01)%	$28,375	1.32%	1.05%	1.05%	(1.05)%	0%
$9.87	(1.30)%	$63,331	1.72%	1.05%	1.05%	(1.04)%	0%

$6.18	16.16%	$7,214	1.33%	1.25%	1.25%	(0.97)%	0%
$5.57	(19.74)%	$2,083	1.48%	1.25%	1.25%	(1.21)%	0%
$6.94	(16.08)%	$4,764	1.59%	1.26%	1.26%	(1.25)%	0%
$8.27	(16.13)%	$3,861	1.70%	1.30%	1.30%	(1.28)%	0%
$9.86	(1.40)%	$2,206	4.00%	1.30%	1.30%	(1.30)%	0%

$6.26	16.61%	$102,156	0.98%	0.90%	0.90%	(0.63)%	0%
$5.63	(19.46)%	$29,122	1.11%	0.90%	0.90%	(0.85)%	0%
$6.99	(18.72)%	$15,482	1.31%	0.90%	0.90%	(0.89)%	0%

$9.34	10.10%	$349,335	0.94%	0.92%	0.92%	(0.22)%	72%
$9.09	(8.10)%	$492,977	0.94%	0.93%	0.93%	(0.71)%	157%
$10.14	7.04%	$583,927	0.90%	0.90%	0.90%	(0.34)%	94%
$10.77	0.12%	$855,024	0.89%	0.89%	0.88%	(0.64)%	167%
$11.49	14.05%	$868,661	0.95%	0.95%	0.95%	(0.03)%	72%

$9.32	9.66%	$17,027	1.21%	1.19%	1.19%	(0.46)%	72%
$9.08	(8.20)%	$22,005	1.19%	1.18%	1.18%	(0.96)%	157%
$10.14	6.69%	$36,232	1.20%	1.20%	1.20%	(0.65)%	94%
$10.76	(0.23)%	$79,026	1.20%	1.20%	1.20%	(0.92)%	167%
$11.47	13.89%	$170,953	1.23%	1.20%	1.20%	(0.26)%	72%

$9.34	10.06%	$33,987	0.88%	0.85%	0.85%	(0.42)%	72%
$9.10	(8.00)%	$2,796	0.86%	0.85%	0.85%	(0.37)%	157%
$10.14	(3.96)%	$96	0.86%	0.85%	0.85%	(0.99)%	94%

$8.42	12.77%	$46,127	1.61%	1.23%	1.11%	(0.26)%	68%
$7.79	(13.33)%	$40,890	1.43%	1.13%	1.08%	(0.83)%	184%
$9.55	9.23%	$42,279	1.54%	1.20%	1.15%	(0.28)%	108%
$9.87	(2.83)%	$17,577	1.85%	1.23%	1.15%	(0.62)%	257%
$10.21	2.44%	$16,254	2.26%	1.28%	1.15%	0.53%	0%

$8.43	12.47%	$6,583	1.89%	1.52%	1.39%	(0.51)%	68%
$7.80	(13.64)%	$5,493	1.77%	1.45%	1.40%	(1.04)%	184%
$9.56	9.02%	$7,834	1.86%	1.45%	1.40%	(0.37)%	108%
$9.86	(3.12)%	$8,652	2.22%	1.48%	1.40%	(0.84)%	257%
$10.23	2.38%	$5,805	3.44%	1.53%	1.40%	(0.62)%	0%

$8.41	12.85%	$2,836	1.55%	1.17%	1.05%	(0.06)%	68%
$7.78	(13.42)%	$2,413	1.43%	1.11%	1.05%	(0.36)%	184%
$9.55	(5.10)%	$95	1.47%	1.10%	1.05%	(1.49)%	108%

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2016

Financial Highlights	December 31, 2016

	PER SHARE OPERATING PERFORMANCE
		Change in Net Assets Resulting from Operations[1]				Less Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)		Net Increase (Decrease) in Net Asset Value from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains		Total Distributions
AQR RISK PARITY II MV FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2016	$8.51	(0.02)	0.84		0.82	(0.09)	(0.26)		(0.35)
FOR THE YEAR ENDED DECEMBER 31, 2015	$9.90	(0.08)	(0.79)		(0.87)	(0.02)	(0.50)		(0.52)
FOR THE YEAR ENDED DECEMBER 31, 2014	$10.02	(0.04)	0.65		0.61	(0.02)	(0.71)		(0.73)
FOR THE YEAR ENDED DECEMBER 31, 2013	$10.17	(0.06)	(0.08)		(0.14)	(0.01)	(0.00)	[8]	(0.01)
FOR THE PERIOD 11/05/12[10]—12/31/12	$10.00	—	0.19		0.19	(0.02)	—		(0.02)
AQR RISK PARITY II MV FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2016	$8.49	(0.04)	0.82		0.78	(0.06)	(0.26)		(0.32)
FOR THE YEAR ENDED DECEMBER 31, 2015	$9.87	(0.10)	(0.78)		(0.88)	—	(0.50)		(0.50)
FOR THE YEAR ENDED DECEMBER 31, 2014	$9.99	(0.06)	0.65		0.59	—	(0.71)		(0.71)
FOR THE YEAR ENDED DECEMBER 31, 2013	$10.18	(0.07)	(0.11)		(0.18)	(0.01)	(0.00)	[8]	(0.01)
FOR THE PERIOD 11/05/12[10]—12/31/12	$10.00	—	0.18		0.18	—	—		—
AQR RISK PARITY II MV FUND CLASS R6
FOR THE YEAR ENDED DECEMBER 31, 2016	$8.51	(0.01)	0.83		0.82	(0.10)	(0.26)		(0.36)
FOR THE YEAR ENDED DECEMBER 31, 2015	$9.89	(0.07)	(0.78)		(0.85)	(0.03)	(0.50)		(0.53)
FOR THE PERIOD 9/02/14[7]—12/31/14	$11.00	(0.04)	(0.33)	[11]	(0.37)	(0.03)	(0.71)		(0.74)
AQR STYLE PREMIA ALTERNATIVE FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2016	$10.14	(0.12)	0.07		(0.05)	(0.17)	—		(0.17)
FOR THE YEAR ENDED DECEMBER 31, 2015	$9.86	(0.14)	1.01		0.87	(0.56)	(0.03)		(0.59)
FOR THE YEAR ENDED DECEMBER 31, 2014	$10.18	(0.10)	1.24		1.14	(1.16)	(0.30)		(1.46)
FOR THE PERIOD 10/30/13[10]—12/31/13	$10.00	(0.03)	0.44		0.41	(0.20)	(0.03)		(0.23)
AQR STYLE PREMIA ALTERNATIVE FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2016	$10.14	(0.15)	0.07		(0.08)	(0.17)	—		(0.17)
FOR THE YEAR ENDED DECEMBER 31, 2015	$9.87	(0.17)	1.02		0.85	(0.55)	(0.03)		(0.58)
FOR THE YEAR ENDED DECEMBER 31, 2014	$10.18	(0.16)	1.28		1.12	(1.13)	(0.30)		(1.43)
FOR THE PERIOD 10/30/13[10]—12/31/13	$10.00	(0.04)	0.45		0.41	(0.20)	(0.03)		(0.23)
AQR STYLE PREMIA ALTERNATIVE FUND CLASS R6
FOR THE YEAR ENDED DECEMBER 31, 2016	$10.15	(0.11)	0.07		(0.04)	(0.17)	—		(0.17)
FOR THE YEAR ENDED DECEMBER 31, 2015	$9.87	(0.14)	1.02		0.88	(0.57)	(0.03)		(0.60)
FOR THE PERIOD 9/02/14[7]—12/31/14	$10.35	(0.07)	0.86		0.79	(1.16)	(0.11)		(1.27)
AQR STYLE PREMIA ALTERNATIVE LV FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2016	$10.39	(0.06)	0.13		0.07	(0.03)	(0.02)		(0.05)
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.18	(0.08)	0.49		0.41	(0.17)	(0.03)		(0.20)
FOR THE PERIOD 9/17/14[10]—12/31/14	$10.00	(0.02)	0.32		0.30	(0.09)	(0.03)		(0.12)
AQR STYLE PREMIA ALTERNATIVE LV FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2016	$10.39	(0.08)	0.11		0.03	(0.03)	(0.02)		(0.05)
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.17	(0.09)	0.48		0.39	(0.14)	(0.03)		(0.17)
FOR THE PERIOD 9/17/14[10]—12/31/14	$10.00	(0.03)	0.32		0.29	(0.09)	(0.03)		(0.12)
AQR STYLE PREMIA ALTERNATIVE LV FUND CLASS R6
FOR THE YEAR ENDED DECEMBER 31, 2016	$10.40	(0.05)	0.12		0.07	(0.03)	(0.02)		(0.05)
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.17	(0.05)	0.48		0.43	(0.17)	(0.03)		(0.20)
FOR THE PERIOD 9/17/14[10]—12/31/14	$10.00	(0.01)	0.31		0.30	(0.10)	(0.03)		(0.13)

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2016

Financial Highlights	December 31, 2016

		RATIOS/SUPPLEMENTAL DATA

			Ratios to Average Net Assets of:*

Net Asset Value, End of Period	Total Return[2,3]	Net Assets, End of Period (000’s)	Expenses, Before Reimbursements and/or Waivers[4]	Expenses, Net of Reimbursements and/or Waivers[4]	Expenses, Net of Reimbursements and/or Waivers (Excluding Dividend Short Expense & Interest Expense)[4]	Net Investment Income (Loss)	Portfolio Turnover Rate[5]

$8.98	9.66%	$78,873	1.15%	0.94%	0.94%	(0.24)%	58%
$8.51	(8.77)%	$85,918	1.10%	0.93%	0.93%	(0.80)%	159%
$9.90	6.04%	$106,473	1.12%	0.95%	0.95%	(0.34)%	128%
$10.02	(1.32)%	$37,848	1.18%	0.95%	0.95%	(0.61)%	234%
$10.17	1.87%	$29,993	2.07%	0.95%	0.95%	0.18%	0%

$8.95	9.25%	$5,659	1.41%	1.20%	1.20%	(0.41)%	58%
$8.49	(8.94)%	$4,242	1.38%	1.20%	1.20%	(0.99)%	159%
$9.87	5.87%	$7,795	1.44%	1.20%	1.20%	(0.54)%	128%
$9.99	(1.71)%	$9,397	1.59%	1.20%	1.20%	(0.71)%	234%
$10.18	1.80%	$2,259	2.81%	1.20%	1.20%	(0.29)%	0%

$8.97	9.64%	$608	1.07%	0.85%	0.85%	(0.06)%	58%
$8.51	(8.59)%	$99	1.03%	0.85%	0.85%	(0.68)%	159%
$9.89	(3.44)%	$97	1.03%	0.85%	0.85%	(1.13)%	128%

$9.92	(0.47)%	$2,263,101	2.26%	2.24%	1.49%	(1.20)%	114%
$10.14	8.76%	$1,341,232	2.29%	2.25%	1.48%	(1.39)%	138%
$9.86	11.30%	$387,666	2.56%	2.56%	1.50%	(0.95)%	145%
$10.18	4.08%	$403,243	2.11%[9]	2.07%	1.50%	(1.77)%	133%

$9.89	(0.76)%	$188,647	2.53%	2.50%	1.75%	(1.46)%	114%
$10.14	8.50%	$92,947	2.56%	2.52%	1.75%	(1.65)%	138%
$9.87	11.08%	$26,594	2.92%	2.81%	1.75%	(1.50)%	145%
$10.18	4.05%	$15,972	2.70%[9]	2.44%	1.75%	(2.05)%	133%

$9.94	(0.37)%	$1,349,866	2.18%	2.15%	1.40%	(1.08)%	114%
$10.15	8.80%	$394,568	2.21%	2.17%	1.40%	(1.37)%	138%
$9.87	7.67%	$74,872	2.57%	2.46%	1.40%	(1.94)%	145%

$10.41	0.65%	$251,496	1.22%	1.19%	0.83%	(0.54)%	106%
$10.39	4.02%	$152,172	1.46%	1.11%	0.79%	(0.80)%	213%
$10.18	3.07%	$28,094	1.49%[9]	1.01%	0.85%	(0.68)%	191%

$10.37	0.26%	$42,514	1.48%	1.45%	1.10%	(0.78)%	106%
$10.39	3.85%	$13,444	1.90%	1.41%	1.09%	(0.91)%	213%
$10.17	2.94%	$8,577	1.92%[9]	1.32%	1.10%	(0.91)%	191%

$10.42	0.65%	$90,570	1.14%	1.11%	0.75%	(0.45)%	106%
$10.40	4.23%	$22,176	1.57%	1.08%	0.75%	(0.50)%	213%
$10.17	2.98%	$23,695	1.75%[9]	1.00%	0.75%	(0.32)%	191%

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2016

Financial Highlights	December 31, 2016

*	Annualized for periods less than one year.
[1]	Per share net investment income (loss) and net realized and unrealized gain (loss) are based on average shares outstanding.
[2]	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.
[3]	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
[4]	Ratios do not include the impact of the expenses of the underlying funds in which the Fund invests.
[5]	Portfolio turnover is not annualized.
[6]	For the period ended December 31, 2012 certain Funds received special dividends which materially impacted the Net Investment Income Per Share and Net Investment Income Ratio. These dividends are not expected to continue in the future. Had these special dividends not been received the Net Investment Income Per Share and Net Investment Income Ratio would have been as follows:

FUND	NET INVESTMENT INCOME PER SHARE	NET INVESTMENT INCOME RATIO
AQR Diversified Arbitrage Fund—Class I	$0.08	0.73%
AQR Diversified Arbitrage Fund—Class N	0.04	0.42

[7]	Commencement of offering of shares.
[8]	Amount is less than $.005 per share.
[9]	Certain expenses incurred by the Fund were not annualized for the period.
[10]	Commencement of operations.
[11]	The amount shown for a share outstanding throughout the period is not indicative of the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2016

Notes to Financial Statements	December 31, 2016

1. Organization

AQR Funds (the “Trust”), was organized as a Delaware statutory trust on September 4, 2008. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2016, the Trust consists of thirty-seven active series, eleven of which are presented in this book (collectively, the “Funds” and each individually a “Fund”): AQR Diversified Arbitrage Fund, AQR Equity Market Neutral Fund, AQR Global Macro Fund, AQR Long-Short Equity Fund, AQR Multi-Strategy Alternative Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Risk Parity Fund, AQR Risk Parity II HV Fund, AQR Risk Parity II MV Fund, AQR Style Premia Alternative Fund and AQR Style Premia Alternative LV Fund. The remaining active series are reported in separate books. AQR Capital Management, LLC (the “Adviser”) serves as the investment adviser of each Fund. The Adviser has retained CNH Partners, LLC (the “Sub-Adviser”), an affiliate of the Adviser, to serve as an investment sub-adviser to the AQR Diversified Arbitrage Fund and certain strategies of the AQR Multi-Strategy Alternative Fund.

The investment objective of the AQR Diversified Arbitrage Fund, the AQR Equity Market Neutral Fund, the AQR Global Macro Fund, the AQR Multi-Strategy Alternative Fund, the AQR Style Premia Alternative Fund and the AQR Style Premia Alternative LV Fund is to seek positive absolute returns. The investment objective of the AQR Risk-Balanced Commodities Strategy Fund, the AQR Risk Parity Fund, the AQR Risk Parity II HV Fund and the AQR Risk Parity II MV Fund is to seek total return. The investment objective of the AQR Long-Short Equity Fund is to seek capital appreciation. Each fund offers Class I, Class N and Class R6 shares.

The following Funds are closed to new investors, subject to certain exceptions: AQR Diversified Arbitrage Fund, AQR Multi-Strategy Alternative Fund, AQR Style Premia Alternative Fund and AQR Style Premia Alternative LV Fund.

2. Consolidation of Subsidiaries

The consolidated Schedules of Investments, Statements of Assets and Liabilities, of Operations, of Changes in Net Assets, of Cash Flows, where applicable, and Financial Highlights of the AQR Global Macro Fund, AQR Multi-Strategy Alternative Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Risk Parity Fund, AQR Risk Parity II HV Fund, AQR Risk Parity II MV Fund, AQR Style Premia Alternative Fund and AQR Style Premia Alternative LV Fund (“Consolidated Funds”) include the accounts of AQR Global Macro Offshore Fund Ltd., AQR Multi-Strategy Alternative Offshore Fund Ltd., AQR Risk-Balanced Commodities Strategy Offshore Fund Ltd., AQR Risk Parity Offshore Fund Ltd., AQR Risk Parity II HV Offshore Fund Ltd., AQR Risk Parity II MV Offshore Fund Ltd., AQR Style Premia Alternative Offshore Fund Ltd., and AQR Style Premia Alternative LV Offshore Fund Ltd., respectively, wholly-owned and controlled subsidiaries (the “Subsidiaries”). All intercompany accounts and transactions have been eliminated in consolidation. Subsequent references to the Funds within the Notes to the Consolidated Financial Statements collectively refer to the Consolidated Funds and their Subsidiaries.

Each consolidated Fund may invest up to 25% of its total assets in its respective Subsidiary, which acts as an investment vehicle in order to affect certain investment strategies consistent with the Funds’ investment objectives and policies. The Funds expect that they will achieve a significant portion of their exposure to commodities and commodities-related investments through investment in the Subsidiaries. Unlike the Funds, the Subsidiaries may invest without limitation in commodities and commodities-related investments.

	INCEPTION DATE OF SUBSIDIARY	SUBSIDIARY NET ASSETS AT DECEMBER 31, 2016	% OF TOTAL NET ASSETS AT DECEMBER 31, 2016	NET REALIZED GAIN(LOSS) ON INVESTMENTS HELD IN SUBSIDIARY
AQR Global Macro Offshore Fund Ltd	April 8, 2014	$6,194,010	23.3%	$(137,660)
AQR Multi-Strategy Alternative Offshore Fund Ltd.	July 18, 2011	560,291,218	16.0%	(17,792,932)
AQR Risk-Balanced Commodities Strategy Offshore Fund Ltd.	July 9, 2012	46,270,302	22.8%	21,083,246
AQR Risk Parity Offshore Fund Ltd.	September 29, 2010	80,291,124	20.1%	4,129,447
AQR Risk Parity II HV Offshore Fund Ltd.	November 5, 2012	12,784,519	23.0%	809,724
AQR Risk Parity II MV Offshore Fund Ltd.	November 5, 2012	12,496,046	14.7%	974,086
AQR Style Premia Alternative Offshore Fund Ltd.	October 30, 2013	876,506,363	23.1%	30,084,847
AQR Style Premia Alternative LV Offshore Fund Ltd.	September 17, 2014	88,200,758	22.9%	1,595,729

3. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and apply specialized accounting and reporting guidance in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

AQR Funds	Annual Report	December 2016

Notes to Financial Statements	December 31, 2016

Use of Estimates: The preparation of the financial statements in conformity with GAAP requires the Adviser to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Valuation of Investments: All securities and other investments are recorded at their estimated fair value, as described in Note 5.

Cash: Cash comprises U.S. Dollar and foreign currency deposits held at a bank(s) or custodian bank(s) which may exceed insured limits. The Funds are subject to risk to the extent that the institutions may be unable to fulfill their obligations.

Due to/from Brokers: Due to/from brokers represents cash balances on deposit with, or cash balances owed to, the Funds’ prime brokers and counterparties. The Funds are subject to credit risk should the prime brokers and counterparties be unable to meet their obligations to the Funds.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. Dollars. The Funds’ assets and liabilities in foreign currencies are translated into U.S. Dollars at the prevailing exchange rate at the valuation date. Transactions denominated in foreign currencies are translated into U.S. Dollars at the prevailing exchange rate on the date of the transaction. The Funds’ income earned and expense incurred in foreign denominated currencies are translated into U.S. Dollars at the prevailing exchange rate on the date of such activity.

The Funds do not isolate that portion of the results of operations arising from changes in the foreign exchange rates on investments and derivatives from the fluctuations that result from changes in the market prices of investments and derivatives held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized gain (loss) on investments in securities and derivatives and net change in unrealized appreciation (depreciation) on investment securities and derivatives on the Statements of Operations.

Realized gains (losses) on foreign currency and foreign currency transactions reported on the Statements of Operations arise from the disposition of foreign currency and a change between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books on the transaction date and the U.S. Dollar equivalent of the amounts actually received or paid. Changes in unrealized appreciation (depreciation) on foreign currency and foreign currency translation reported on the Statements of Operations arise from changes (due to the changes in the exchange rate) in the value of foreign currency and assets and liabilities (other than investments) denominated in foreign currencies, which are held at period end.

Investment Transactions and Related Income: Investment transactions are accounted for on trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts using the effective yield method. Dividend income (expense) net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the ex-date dividend notification. Interest purchased and interest sold on bonds is included in interest receivable and interest payable, respectively, in the Statements of Assets and Liabilities. For inflation-linked bonds, interest income (expense) is earned on the principal amount and adjusted for the changes in the relevant consumer price index.

Multi-class Operations: Each class of shares offered by the Trust has equal rights as to earnings, assets and voting privileges, except that each class may bear different sub-transfer agency and distribution fees and shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares. Income, non-class specific expenses, realized and unrealized gains and losses are allocated daily to each class of shares based upon the proportion of relative net assets at the beginning of each day. Each Fund is charged for those expenses that are directly attributable to each Fund. Trust level expenses are allocated among the Funds based on the ratio of average net assets or other reasonable methodology.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates (if actual amounts are not available) and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

The Funds may be subject to foreign taxes on income, capital gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Federal Income Taxes: Each Fund is treated as a separate taxable entity for federal income tax purposes. Each Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If so qualified, each Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Accordingly no provision for Federal income tax is necessary.

AQR Funds	Annual Report	December 2016

Notes to Financial Statements	December 31, 2016

The Adviser evaluates tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Funds are required to analyze all open tax years. Open tax years are those years that are open for examination by the relevant income taxing authority. The Funds have concluded that there is no tax liability/benefit resulting from uncertain income tax positions taken or expected to be taken. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will materially change in the next twelve months. The returns of the Funds for the prior three fiscal years as well as current year, or since inception if shorter, are open for examination. As of December 31, 2016, the Funds had no examinations in progress.

For Federal tax purposes, taxable income for each Consolidated Fund and its Subsidiary are calculated separately. The Subsidiaries are classified as controlled foreign corporations (“CFCs”) under the Internal Revenue Code of 1986 (“the Code”) and each CFCs taxable income is included in the calculation of the relevant Consolidated Fund’s taxable income. Net losses of the Subsidiaries are not deductible by the Consolidated Funds either in the current period or future periods. Each of the CFCs has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

Distributions to Shareholders: Distributions to shareholders are recorded on the ex-dividend date. The Funds intend to declare and distribute substantially all of their net investment income and net realized capital gains, if any, at least annually. Income and capital gain distributions will be determined in accordance with federal income tax regulations which may differ from GAAP. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Funds’ financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed/overdistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Indemnification: In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

4. Securities and Other Investments

Convertible Securities: Certain Funds invest in preferred stocks and fixed-income securities which are convertible into common stock. Convertible securities may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in a convertible security, the Funds may participate in any capital appreciation or depreciation of a company’s stock, but to a lesser degree than if they had invested in that company’s common stock. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock. The Funds may attempt to hedge some of their investments in convertible debt securities by selling short the issuer’s common stock. The premiums attributable to the conversion feature are not amortized.

High Yield Securities: Certain Funds invest in lower-quality debt securities. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities causing greater price volatility. These instruments involve a greater risk of loss due to default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

Inflation-Indexed Bonds: Certain Funds may invest in Inflation-indexed bonds which are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index.

Loan Participations, Assignments and Unfunded Commitments: Certain Funds invest in loan participations and assignments. When a Fund purchases a loan participation, the Fund enters into a contractual relationship with the lender or a third party selling such participations (“Selling Participant”), but not the borrower. In this case, the Fund assumes the credit risk of the borrower and the Selling Participant and any other persons inter-positioned between the Fund and the borrower (“Intermediate Participants”). In contrast, when one of the Funds purchases an assignment, the contractual relationship is with the borrower and the credit risk assumed by the Fund is only with the borrower. Although certain loan participations or assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor.

AQR Funds	Annual Report	December 2016

Notes to Financial Statements	December 31, 2016

The Funds may also enter into unfunded loan commitments, which are contractual obligations for future funding. These unfunded commitments represent a future obligation in full, even though a percentage of the loan may not be utilized by the borrower. These types of investments may include standby financing commitments, such as revolving credit facilities, which obligate the Fund to supply additional cash to the borrower on demand. The value of the unfunded portion of the investment is determined using a pro-rata allocation, based on its par value relative to the par value of the entire investment. The unfunded loan commitments are marked to market daily and any unrealized appreciation (depreciation) from unfunded commitments is reported in the Statements of Assets and Liabilities as well as the Statements of Operations. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. In addition, loan participations and assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for loan participations and assignments and certain loan participations and assignments which were liquid, when purchased, may become illiquid.

As of December 31, 2016, AQR Diversified Arbitrage Fund’s unfunded commitment was as follows:

BORROWER	COMMITMENT AMOUNT
DEMC, Ltd., Class A-2	$443,728

The fund has no unrealized gain or loss on the unfunded commitment.

Defaulted Securities and Distressed Investments: Certain Funds held defaulted securities or other securities which were placed in non-accrual status as the collection of a portion or all of the interest has been deemed to be uncollectible. The securities have been identified on the Schedules of Investments. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable. The Fund may invest in distressed investments, which are issued by companies that are, or might be, involved in reorganizations or financial restructurings, either out of court or in bankruptcy.

Securities Sold Short: Certain Funds sell securities they do not own as a hedge against some of their long positions and/or in anticipation of a decline in the market value of that security, a short sale. When one of the Funds makes a short sale, it must borrow the security sold short and deliver it to the broker through which it made the short sale. The Fund may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. Dividends declared on short positions are recorded on the ex-date as an expense. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received. The Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms. Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as unrealized gain or loss on the Statements of Operations.

The Funds are required to pledge cash or liquid securities to the broker as collateral for securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Daily market fluctuations and trading activity could cause the value of securities sold short to be more or less than the value of the collateral segregated. Cash deposited with the broker for collateral for securities sold short is recorded as an asset on the Statements of Assets and Liabilities and securities segregated as collateral are denoted in the Schedules of Investments. The Funds may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities; and (iii) a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. This income or fee is calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on the availability of the security.

The net amount of fees incurred are included in the dividend and interest on securities sold short in the Statements of Operations and are as follows:

FUND
AQR Diversified Arbitrage Fund	$1,457,762
AQR Equity Market Neutral Fund	740,777
AQR Long-Short Equity Fund	1,077,986
AQR Multi-Strategy Alternative Fund	565,410
AQR Style Premia Alternative Fund	2,245,965
AQR Style Premia Alternative LV Fund	159,241

Futures Contracts: Certain Funds invest in futures contracts as part of their primary investment strategy and to equitize its cash flows. Investments in futures may increase or decrease exposure to a particular market. In the event of a bankruptcy or insolvency of a futures

AQR Funds	Annual Report	December 2016

Notes to Financial Statements	December 31, 2016

commission merchant that holds margin on behalf of the Funds, the Funds may not receive the return of the entire margin owed to the Funds, potentially resulting in a loss. A change in market value of an open futures contract is recorded in the Statements of Operations as change in unrealized appreciation (depreciation) on futures contracts. A realized gain (loss) represents the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired, and is reported in the Statements of Operations. The use of long futures contracts subjects the Funds to risk of loss in excess of the variation margin on the Statements of Assets and Liabilities. The use of short futures contracts subjects the Funds to unlimited risk of loss. Futures contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.

Forward Foreign Currency Exchange Contracts: Certain Funds buy and sell forward foreign currency exchange contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. Dollar of the currencies in which portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities that a Fund intends to buy are denominated, when a Fund holds cash reserves and short term investments), or for other investment purposes. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as unrealized appreciation or depreciation. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Funds could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Funds are unable to enter into a closing position. Risks may exceed amounts recognized on the Statements of Assets and Liabilities. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. Dollars without the delivery of foreign currency. Forward foreign currency exchange contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.

Swap Contracts: Certain Funds engage in various swap transactions to manage risks within their portfolios or as alternatives to direct investments. Swap transactions may be privately negotiated in the over-the-counter (“OTC”) market where payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing (“centrally cleared swaps”). These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”), in which case all payments are settled with the CCP through the DCM. For credit default and interest rate contracts, an up-front payment received by a Fund is recorded as a liability on the Fund’s Statement of Assets and Liabilities. An up-front payment made by a Fund is recorded as an asset on the Fund’s Statement of Assets and Liabilities. Up-front payments are amortized over the term of the contract. Periodic payments received (paid) by a Fund are recorded as realized gains (losses) on swap contracts in the Statements of Operations. The Funds’ use of swap contracts create additional risks beyond those that would exist if the Funds invested in the underlying positions directly.

Total Return Swap Contracts: Certain Funds invest in total return swaps to obtain exposure to the underlying referenced instruments, obtain leverage or attain the returns from ownership without actually owning the underlying position. Total return swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, security index or index component during the period of the swap. Total return swap contracts are marked to market daily and the change, if any, is recorded as net change in appreciation (depreciation) on swap contracts in the Statements of Operations. Total return swaps normally do not involve the delivery of securities or other underlying assets. If the counterparty to a total return swap contract defaults, a Fund’s risk of loss consists of the net amount of payments the Fund is contractually entitled to receive, if any. The use of long total return swap contracts subject the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities. The use of short total return swaps subject the Funds to unlimited loss. Periodic payments received (paid) by the Funds are recorded as realized gains (losses) on swap contracts in the Statements of Operations. Total return swap contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.

Total Return Basket Swaps: Certain Funds may enter into an equity basket swap agreement to obtain exposure to a portfolio of long and short securities. Under the terms of the agreement, the swap is designed to function as a portfolio of direct investments in long and short equity or fixed income positions. The Funds have the ability to trade in and out of long and short positions within the swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation (depreciation), corporate actions, and dividends and interest received and paid, all of which are reflected in the swap value. The swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on defined market rates plus or minus a specified spread and are referred to herein as “financing costs”. Positions within the swap are reset periodically, and financing costs are reset monthly. During a reset, any realized gains (losses) on positions, income, proceeds from corporate actions and accrued financing costs may become available for cash settlement between the Funds and the swap counterparty. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Funds and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of the Master Agreement between the Funds and the counterparty. A change in the market value of a total return basket swap contract is recognized as a change in unrealized appreciation (depreciation) on swap contracts in the Statements of Operations. Cash settlements between a Fund and the counterparty are recognized as realized gains (losses) on swap contracts in the Statements of Operations. Total return basket swap contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.

Credit Default Swap Contracts: Certain Funds enter into credit default swap contracts to provide a measure of protection against risk of loss following a default, or other credit event in respect of issuers within an underlying index or a single issuer, or to gain credit exposure to an underlying index or issuer. In a credit default contract, the protection buyer typically makes an up-front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit

AQR Funds	Annual Report	December 2016

Notes to Financial Statements	December 31, 2016

event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. The credit default contracts are marked to market daily and the change, if any, is recorded as an unrealized gain or loss. Variation margin is accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the up-front payment, is recorded as a realized gain or loss on swap contracts in the Statements of Operations.

Implied credit spreads are used to determine the value of credit default swap contracts and reflect the cost of buying/selling protection, which may include up-front payments made to enter into the contract. Therefore, higher spreads indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Implied credit spreads for credit default swaps on credit indexes are linked to the weighted average spread across the underlying reference obligations included in a particular index.

Risks of loss may exceed amounts recognized on the Statements of Assets and Liabilities. A Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the specific Fund and the counterparty. The central clearing house acts as the counterparty to each centrally cleared swap transaction, therefore credit risk is limited to the failure of the clearing house. Where a Fund is a seller of protection, the maximum potential amount of future payments the Fund may be required to make is equal to the notional amount of the relevant credit default contract. The Fund’s risk of loss associated with these instruments may exceed their value, as recorded in the Statements of Assets and Liabilities. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after each Fund’s Schedule of Investments.

Interest Rate Swaps: Certain Funds enter into interest rate swaps as part of their investment strategy. Interest rate swaps generally involve agreements to exchange fixed and floating payment obligations, without the exchange of the underlying notional amounts. Interest rate swap agreements are privately negotiated in the OTC market or may be executed in a multilateral or other trade facility platform, such as a registered exchange (centrally cleared swaps). Periodic payments received (paid) by the Funds are recorded as realized gains (losses). Interest rate swaps are marked to market daily and the change is recorded as unrealized gain (loss) on swap contracts in the Statements of Operations. The Funds’ risk of loss associated with these instruments may exceed their value, as recorded in the Statements of Assets and Liabilities. Non-deliverable interest rate swap contracts are settled with the counterparty in U.S. Dollars without the delivery of foreign currency. Centrally cleared interest rate swaps may have forward effective dates. The amortization of the upfront premiums (if applicable) and payments related to these swap contracts begin on the effective date of the contract. Interest rate contracts outstanding, including their respective notional amounts at period end, if any, are listed after each Fund’s Schedule of Investments.

Repurchase Agreements: Certain Funds may enter into repurchase agreements. In a repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. Under the terms of a master repurchase agreement, the underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements. Securities purchased under repurchase agreements are reflected as an asset on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund may seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements outstanding at period end, if any, including the underlying debt obligation (collateral) assigned to each agreement, are included within each Fund’s Schedule of Investments.

Reverse Repurchase Agreements: Certain Funds may enter into reverse repurchase agreements under the terms of a master repurchase agreement. A Fund sells a security that it holds to a counterparty with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date. Reverse repurchase agreements are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made on reverse repurchase agreements are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund monitors collateral market value for the reverse repurchase agreement, including accrued interest, throughout the lives of the agreements, and when necessary, delivers or receives cash or securities in order to manage credit exposure and liquidity. If the counterparty defaults or enters insolvency proceeding, realization or return of the collateral to the Fund may be delayed or limited. Reverse repurchase agreements outstanding at period end, if any, including the underlying debt obligation (collateral) assigned to each agreement, are listed after each Fund’s Schedule of Investments.

The collateral held in relation to the repurchase agreements and reverse repurchase agreements was in U.S. Treasury Inflation Protected Securities with a maturity of up to 30 days in the amount of $10,523,380 for AQR Risk Parity II HV Fund.

Options: Certain Funds may write and purchase put and call options. When a Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received)

AQR Funds	Annual Report	December 2016

Notes to Financial Statements	December 31, 2016

is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires, a Fund realizes a gain or loss on the option to the extent of the premiums received or paid. When a Fund enters into a closing transaction, the Fund realizes a gain or loss to the extent the cost of the closing transaction exceeds the premiums paid or received. Written uncovered call options subject a Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Put options written subject a Fund to risk of loss if the value of the security declines below the exercise price minus the put premium. A Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written and purchased options are non-income producing investments.

Transactions in call and put options written during the period for the AQR Diversified Arbitrage Fund and the AQR Multi-Strategy Alternative Fund were as follows:

	CALL OPTIONS
AQR DIVERSIFIED ARBITRAGE FUND	NUMBER OF CONTRACTS SUBJECT TO CALL	PREMIUM

Options outstanding, December 31, 2015	(4,796)	$(2,216,380)
Options written	(661)	(66,221)
Options terminated	—	—
Options expired	5,032	2,232,540
Options exercised	425	50,061
Options outstanding, December 31, 2016	—	$—

	PUT OPTIONS
AQR DIVERSIFIED ARBITRAGE FUND	NUMBER OF CONTRACTS SUBJECT TO PUT	PREMIUM

Options outstanding, December 31, 2015	(67)	$(172,051)
Options written	—	—
Options terminated	—	—
Options expired	—	—
Options exercised	67	172,051
Options outstanding, December 31, 2016	—	$—

	CALL OPTIONS
AQR MULTI-STRATEGY ALTERNATIVE FUND	NUMBER OF CONTRACTS SUBJECT TO CALL	PREMIUM

Options outstanding, December 31, 2015	—	$—
Options written	(4,848)	(4,845,184)
Options terminated	—	—
Options expired	2,411	115,131
Options exercised	2,026	2,583,867
Options outstanding, December 31, 2016	(411)	$(2,146,186)

Master Agreements: Certain Funds are parties to master netting arrangements with counterparties (“Master Agreements”). Master Agreements govern the terms of certain like transactions, and reduce the counterparty risk associated with relevant transactions by specifying payment netting mechanisms across multiple transactions and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded by different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple Master Agreements with a counterparty and its affiliates. As the Master Agreements are specific to unique operations of different asset types, they allow the Funds to close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty.

AQR Funds	Annual Report	December 2016

Notes to Financial Statements	December 31, 2016

Master Repurchase Agreements govern repurchase, or reverse repurchase transactions, relating to government bonds between certain Funds and select counterparties. Master Repurchase Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of equities, bonds, equity options or short sales of securities between certain Funds and selected counterparties. These arrangements provide financing terms for such transactions and include guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically held by the prime broker and offset any obligations due to the prime broker.

Customer Account Agreements govern cleared derivatives transactions and exchange-traded futures and options transactions. Upon entering into an exchange-traded or centrally cleared derivative contract, the Funds are required to deposit with the relevant clearing organization cash or securities, which is referred to as the initial margin. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited is recorded as Deposits with brokers for exchange-traded and centrally cleared derivatives on the Statements of Assets and Liabilities. For exchange-traded futures or centrally cleared swaps, initial margin is posted, and daily changes in fair value are recorded as a payable or receivable on the Statement of Assets and Liabilities as Variation margin on exchange-traded and centrally cleared derivatives. Variation margin is determined separately for exchange-traded futures and centrally cleared swaps and cannot be netted.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into between certain Funds and a counterparty. ISDA Master Agreements maintain provisions for general obligations, representations, netting of settlement payments, agreements to deliver supporting documents, collateral transfer and events of default or termination. Events of termination include a decline in the Fund’s net assets below a specified threshold over a certain period of time or a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all OTC contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by a party to elect early termination could be material to the financial statements and impact a Fund’s future derivative activity.

Collateral and margin requirements differ according to the terms of each type of Master Agreement. Collateral is routinely transferred if the total net exposure net of existing collateral already in place governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold. Collateral can be in the form of cash, debt securities issued by the U.S. government, money market funds and other securities as agreed to by the Fund and the applicable counterparty, or as permitted by the clearing house or exchange.

Collateral pledged by a Fund for OTC derivatives pursuant to a Master Agreement is segregated by the Fund’s custodian and identified as an asset in the Statements of Assets and Liabilities either as a component of Investments in securities, at value (securities) or in Due from brokers (cash). Segregation of fund’s collateral in the custodian account helps mitigate counterparty risk.

Collateral posted for the benefit of a Fund pursuant to a Master Agreement is held by a custodian of the Fund. Amounts which can be invested or repledged, are presented in the Fund’s Schedule of Investments. Collateral received is reflected as a liability within Due to brokers in the Statements of Assets and Liabilities.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities subject to master netting agreements on the Statements of Assets and Liabilities.

5. Investment Valuation and Fair Value Measurements

Investment Valuation Policies: The Net Asset Value (“NAV”) of the Funds’ shares are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) on each day that the NYSE is open (each a “Business Day”). The NAV per share of each class within each Fund is computed by dividing the total current value of the assets of such Fund attributable to a class, less class liabilities, by the total number of shares of that class of the Fund outstanding at the time the computation is made. For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Funds’ Board of Trustees (the “Board”).

The Board has delegated responsibility for applying approved valuation policies to the Adviser, subject to Board oversight. The Adviser has established a Valuation Committee (the “VC”) whose function is to administer, implement and oversee the continual appropriateness of valuation methods applied and the determination of adjustments to the fair valuation of portfolio securities and other financial derivative instruments in good faith after consideration of market factor changes and events affecting issuers. The Adviser performs a series of activities to provide reasonable assurance of the accuracy of prices including: (i) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, (ii) review of daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, (iii) review of third party model prices against internal model prices, and (iv) review the results of back testing and reports for the Board on the results of fair value determinations.

AQR Funds	Annual Report	December 2016

Notes to Financial Statements	December 31, 2016

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from pricing services or established market makers. Where market quotations are not readily available, or if an available market quotation is determined not to reflect fair value, securities or financial derivatives are valued at fair value, as determined in good faith by the VC in accordance with the valuation procedures approved by the Funds’ Board. Using fair value to price a security may require subjective determinations about the value of a security that could result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net assets. It is possible the estimated values may differ significantly from the values which would have been used had a ready market for the investments existed. These differences could be material.

Fair Value Hierarchy: Various inputs are utilized in determining the value of each Fund’s investments. GAAP establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring the most observable inputs be used when available. These inputs are summarized in the three broad levels as follows:

Level 1 — Inputs using unadjusted quoted prices in active markets or exchanges for identical assets and liabilities.

Level 2 — Other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, credit risks and default rates) or other market corroborated inputs.

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation technique used. The valuation techniques used by the Funds to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Valuation Techniques: The following inputs and techniques may be used by the Funds to evaluate how to classify each major category of assets and liabilities into the appropriate fair value hierarchy in accordance with GAAP.

Equity securities, including securities sold short, rights, exchange options, warrants, Exchange-Traded Funds (“ETFs”) and closed-end investment companies, are valued at the last quoted sales prices or official closing prices taken from the primary market, in which each security trades and are therefore classified Level 1.

An equity for which no sales are reported, as in the case of a security that is traded in the over-the-counter market or a less liquid listed equity, is valued at its last bid price (in the case of short sales, at the ask price) and is therefore classified Level 2. In addition, equities traded outside of the Western Hemisphere are classified Level 2 because they are fair valued daily based on the application of a fair value factor (unless the Adviser determines that use of another valuation methodology is appropriate). The Funds apply daily fair value factors, furnished by an independent pricing service, to account for the market movement between the close of the foreign market and the close of the NYSE. The pricing service uses statistical analysis and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, American Depositary Receipts, futures contracts and exchange rates in other markets in determining fair value as of the time a Fund calculates its net asset value.

Fixed income securities (other than certain short-term investments maturing in 60 days or less) and other investments that trade in markets that are not considered to be active, are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs and are also classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, money market funds and less liquid listed equities. Corporate and sovereign bonds and other fixed-income instruments are valued at estimated fair value using the latest bid prices or evaluated quotes furnished by independent pricing services, as well as quotations from counterparties and other market participants. Evaluated quotes are based on a matrix system, which may consider such factors as quoted prices for identical or similar assets, yields, maturities and ratings and are not necessarily reliant on quoted prices. Short-term debt investments of sufficient credit quality maturing in 60 days or less are generally valued at amortized cost, which approximates fair value. These investments are categorized as Level 2 within the of the fair value hierarchy.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 instruments include illiquid securities. When observable prices are not available for these securities, the Funds may use one or more valuation approaches (e.g., the market approach, the income approach, or the cost approach), including proprietary models for which sufficient and reliable data is available.

Within Level 3, the market approach generally is based on the technique of using comparable market transactions, while the use of the income includes the estimation of future cash flows discounted to calculate fair value. Discounts may also be applied due to the nature or durations of any restrictions on the disposition of the investment or adjusted as appropriate for credit, market and/or other risk factors.

AQR Funds	Annual Report	December 2016

Notes to Financial Statements	December 31, 2016

The inputs used by the Funds in estimating the value of Level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations and other transactions across the capital structure, offerings in the equity or debt capital markets, changes in financial ratios or cash flows, benchmark yield curves, credit spreads, estimated default rates, underlying collateral, and other unique security features. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Adviser in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the fair value of the investment.

Exchange-traded derivatives, such as futures contracts and exchange-traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Futures and option contracts that are listed on national exchanges and are freely transferable are valued at fair value based on their last sales price on the date of determination on the exchange their constitutes the principal market or, if no sales occurred on such date, at the bid price on such exchange at the close of business on such date. Centrally cleared swaps listed or traded on a multilateral trade facility platform, such as a registered exchange, are valued on daily basis using quotations provided by an independent pricing service.

OTC derivatives, including forward contracts and swap contracts, are fair valued by the Funds on a daily basis using observable inputs, such as quotations provided by an independent pricing service, the counterparty, dealers or brokers, whenever available and considered reliable.

The value of each total return swap contract and total return basket swap contract is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing price on the principal exchange on which the securities are traded; (ii) financing costs; (iii) the value of dividends or accrued interest; (iv) cash balances within the swap; and (v) other factors, as applicable.

The U.S. Dollar value of forward foreign currency exchange contracts is determined using current forward currency exchange rates supplied by an independent pricing service.

Credit default swap contracts and interest rate swap contracts are marked to market daily based on quotations as provided by an independent pricing service. The independent pricing services aggregate valuation information from various market participants to create a single reference value for each credit default swap contract and interest rate swap contract.

Generally, a valuation model is used consistently for similar derivative types and model inputs, including, but not limited to, market prices, yield curves, credit spreads, volatilities and implied correlations which are obtained from outside brokers and/or pricing services when available. In instances where models are used, the value of an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument as well as the availability and reliability of observable inputs. Such inputs include market prices for reference securities, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. Certain OTC derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. Those OTC derivatives that have less liquidity or for which inputs are unobservable are classified within Level 3. While the valuations of less liquid OTC derivatives may utilize some Level 1 and/or Level 2 inputs, they also include other unobservable inputs which are considered significant to the fair value determination. At each measurement date, the Funds update the Level 1 and Level 2 inputs to reflect observable inputs, though the resulting gains and losses are reflected within Level 3 due to the significance of the unobservable inputs.

The Funds value the repurchase agreements and reverse repurchase agreements they have entered based on the respective contract amounts, which approximate fair value. As such, repurchase agreements are carried at the amount of cash paid plus accrued interest receivable (or interest payable in periods of increased demand for collateral), and reverse repurchase agreements are carried at the amount of cash received plus accrued interest payable (or interest receivable in periods of increased demand for collateral).

AQR Funds	Annual Report	December 2016

Notes to Financial Statements	December 31, 2016

Quantitative Information

The following tables represent each Fund’s valuation inputs as presented on the Schedule of Investments.

AQR DIVERSIFIED ARBITRAGE FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTALS
ASSETS
Common Stocks	$117,115,539	$35,784,588	$6,494,137	$159,394,264
Convertible Preferred Stocks	37,489,885	6,182,020	—	43,671,905
Corporate Bonds	—	14,124,625	2,390,940	16,515,565
Convertible Bonds	—	196,038,876	782,139	196,821,015
Closed End Funds	16,324,718	—	—	16,324,718
Loan Participations	—	—	828,404	828,404
Preferred Stocks	2,258,088	—	692,778	2,950,866
Rights	395,542	113,925	567,662	1,077,129
Securities in Litigation	—	—	452,769	452,769
Warrants	10,441,205	3,931,835	17,778	14,390,818
Short-Term Investments	—	165,003,442	—	165,003,442
Futures Contracts*	345,666	—	—	345,666
Forward Foreign Currency Exchange Contracts*	—	200,495	—	200,495
Total Return Basket Swaps Contracts*	—	5,878,391	432,995	6,311,386

Total Assets	$184,370,643	$427,258,197	$12,659,602	$624,288,442

LIABILITIES
Common Stocks (Sold Short)	$(178,667,347)	$(180,446)	$(402)	$(178,848,195)
Convertible Bonds (Sold Short)	—	(2,871,969)	—	(2,871,969)
Exchange Traded Funds (Sold Short)	(2,299,670)	—	—	(2,299,670)
Forward Foreign Currency Exchange Contracts*	—	(4,093)	—	(4,093)
Credit Default Swap Contracts*	—	(1,312,181)	—	(1,312,181)
Total Return Basket Swaps Contracts*	—	(505,454)	—	(505,454)

Total Liabilities	$(180,967,017)	$(4,874,143)	$(402)	$(185,841,562)

AQR EQUITY MARKET NEUTRAL FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTALS
ASSETS
Common Stocks†	$41,549,666	$306,262,346	$—	$347,812,012
Preferred Stock†	—	2,669,705	—	2,669,705
Short-Term Investments	—	989,182,541	—	989,182,541
Forward Foreign Currency Exchange Contracts*	—	720,869	—	720,869
Total Return Basket Swaps Contracts*	—	72,524,694	—	72,524,694

Total Assets	$41,549,666	$1,371,360,155	$—	$1,412,909,821

LIABILITIES
Common Stocks (Sold Short)†	$(42,082,504)	$(258,269,366)	$—	$(300,351,870)
Preferred Stocks (Sold Short)†	—	(7,394,179)	—	(7,394,179)
Forward Foreign Currency Exchange Contracts*	—	(42,312)	—	(42,312)
Total Return Basket Swaps Contracts*	—	(1,009,453)	—	(1,009,453)

Total Liabilities	$(42,082,504)	$(266,715,310)	$—	$(308,797,814)

AQR Funds	Annual Report	December 2016

Notes to Financial Statements	December 31, 2016

AQR GLOBAL MACRO FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTALS
ASSETS
Short-Term Investments	$—	$22,559,776	$—	$22,559,776
Futures Contracts*	228,735	—	—	228,735
Forward Foreign Currency Exchange Contracts*	—	520,813	—	520,813
Interest Rate Swap Contracts*	—	67,690	—	67,690
Total Return Swap Contracts*	—	88,430	—	88,430

Total Assets	$228,735	$23,236,709	$—	$23,465,444

LIABILITIES
Futures Contracts*	$(212,539)	$—	$—	$(212,539)
Forward Foreign Currency Exchange Contracts*	—	(549,829)	—	(549,829)
Interest Rate Swap Contracts*	—	(1,643)	—	(1,643)
Total Return Swap Contracts*	—	(66,667)	—	(66,667)

Total Liabilities	$(212,539)	$(618,139)	$—	$(830,678)

AQR LONG-SHORT EQUITY FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTALS
ASSETS
Common Stocks†	$85,297,374	$628,473,124	$—	$713,770,498
Preferred Stock†	—	6,665,751	—	6,665,751
Short-Term Investments	—	2,278,058,111	—	2,278,058,111
Futures Contracts*	2,973,512	—	—	2,973,512
Forward Foreign Currency Exchange Contracts*	—	211,457	—	211,457
Total Return Basket Swap Contracts*	—	103,502,594	—	103,502,594
Total Return Swap Contracts*	—	918,983	—	918,983

Total Assets	$88,270,886	$3,017,830,020	$—	$3,106,100,906

LIABILITIES
Common Stocks (Sold Short)†	$(86,495,755)	$(551,708,487)	$—	$(638,204,242)
Preferred Stocks (Sold Short)†	—	(15,022,630)	—	(15,022,630)
Forward Foreign Currency Exchange Contracts*	—	(6,106,825)	—	(6,106,825)
Total Return Basket Swap Contracts*	—	(3,150,302)	—	(3,150,302)
Total Return Swap Contracts*	—	(487)	—	(487)

Total Liabilities	$(86,495,755)	$(575,988,731)	$—	$(662,484,486)

AQR MULTI-STRATEGY ALTERNATIVE FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTALS
ASSETS
Common Stocks†	$313,076,196	$9,406,496	$—	$322,482,692
Convertible Preferred Stocks†	344,800,991	59,309,493	—	404,110,484
Corporate Bond†	—	—	— (a)	— (a)
Convertible Bonds†	—	631,082,946	8,192,575	639,275,521
Short-Term Investments	—	1,751,817,854	—	1,751,817,854
Futures Contracts*	17,016,662	—	—	17,016,662
Forward Foreign Currency Exchange Contracts*	—	34,028,247	—	34,028,247
Credit Default Swap Contracts*	—	23,502,491	—	23,502,491
Total Return Basket Swaps Contracts*	—	205,990,335	—	205,990,335
Total Return Swaps Contracts*	—	7,833,195	—	7,833,195

Total Assets	$674,893,849	$2,722,971,057	$8,192,575	$3,406,057,481

LIABILITIES
Common Stocks (Sold Short)†	$(849,269,574)	$(17,854,090)	$—	$(867,123,664)
Convertible Bonds (Sold Short)†	—	(16,955,969)	—	(16,955,969)
Written Options (Sold Short)*	(3,779,145)	—	—	(3,779,145)
Futures Contracts*	(4,386,880)	—	—	(4,386,880)
Forward Foreign Currency Exchange Contracts*	—	(40,523,418)	—	(40,523,418)
Total Return Basket Swaps Contracts*	—	(5,036,187)	(71,858)	(5,108,045)
Total Return Swaps Contracts*	—	(17,849,118)	—	(17,849,118)

Total Liabilities	$(857,435,599)	$(98,218,782)	$(71,858)	$(955,726,239)

AQR Funds	Annual Report	December 2016

Notes to Financial Statements	December 31, 2016

AQR RISK-BALANCED COMMODITIES STRATEGY FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTALS
Short-Term Investments	$—	$179,669,052	$—	$179,669,052
Futures Contracts*	5,898,408	—	—	5,898,408
Total Return Swap Contracts*	—	2,560,639	—	2,560,639

Total Assets	$5,898,408	$182,229,691	$—	$188,128,099

LIABILITIES
Futures Contracts*	$(7,982,151)	$—	$—	$(7,982,151)
Total Return Swap Contracts*	—	(2,570,301)	—	(2,570,301)

Total Liabilities	$(7,982,151)	$(2,570,301)	$—	$(10,552,452)

AQR RISK PARITY FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTALS
ASSETS
Foreign Government Securities	$—	$62,109,540	$—	$62,109,540
U.S. Treasury Obligations	—	84,643,685	—	84,643,685
Short-Term Investments	—	224,803,154	—	224,803,154
Futures Contracts*	2,374,470	—	—	2,374,470
Forward Foreign Currency Exchange Contracts*	—	2,318,711	—	2,318,711
Interest Rate Swap Contracts*	—	53,336	—	53,336
Credit Default Swap Contracts*	—	11,750,167	—	11,750,167
Total Return Swap Contracts*	—	1,098,953	—	1,098,953

Total Assets	$2,374,470	$386,777,546	$—	$389,152,016

LIABILITIES
Futures Contracts*	$(1,845,906)	$—	$—	$(1,845,906)
Forward Foreign Currency Exchange Contracts*	—	(597,306)	—	(597,306)
Interest Rate Swap Contracts*	—	(2,811,339)	—	(2,811,339)
Total Return Swap Contracts*	—	(436,568)	—	(436,568)

Total Liabilities	$(1,845,906)	$(3,845,213)	$—	$(5,691,119)

AQR RISK PARITY II HV FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTALS
ASSETS
Foreign Government Securities	$—	$13,219,990	$—	$13,219,990
U.S. Treasury Obligations	—	18,198,297	—	18,198,297
Short-Term Investments	—	32,865,230	—	32,865,230
Futures Contracts*	696,468	—	—	696,468
Forward Foreign Currency Exchange Contracts*	—	199,436	—	199,436
Total Return Swap Contracts*	—	281,267	—	281,267

Total Assets	$696,468	$64,764,220	$—	$65,460,688

LIABILITIES
Reverse Repurchase Agreements (Sold Short)	$—	$(13,660,587)	$—	$(13,660,587)
Futures Contracts*	(480,851)	—	—	(480,851)
Forward Foreign Currency Exchange Contracts*	—	(659)	—	(659)
Total Return Swap Contracts*	—	(136,857)	—	(136,857)

Total Liabilities	$(480,851)	$(13,798,103)	$—	$(14,278,954)

AQR Funds	Annual Report	December 2016

Notes to Financial Statements	December 31, 2016

AQR RISK PARITY II MV FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTALS
ASSETS
Foreign Government Securities	$—	$12,539,751	$—	$12,539,751
U.S. Treasury Obligations	—	17,595,323	—	17,595,323
Short-Term Investments	—	47,882,955	—	47,882,955
Futures Contracts*	662,933	—	—	662,933
Forward Foreign Currency Exchange Contracts*	—	190,530	—	190,530
Total Return Swap Contracts*	—	311,345	—	311,345

Total Assets	$662,933	$78,519,904	$—	$79,182,837

LIABILITIES
Futures Contracts*	$(484,241)	$—	$—	$(484,241)
Forward Foreign Currency Exchange Contracts*	—	(1,023)	—	(1,023)
Total Return Swap Contracts*	—	(162,863)	—	(162,863)

Total Liabilities	$(484,241)	$(163,886)	$—	$(648,127)

AQR STYLE PREMIA ALTERNATIVE FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTALS
ASSETS
Common Stocks†	$—	$1,282,469,645	$—	$1,282,469,645
Preferred Stocks†	—	9,964,514	—	9,964,514
Short-Term Investments	—	3,017,762,237	—	3,017,762,237
Futures Contracts*	23,337,278	—	—	23,337,278
Forward Foreign Currency Exchange Contracts*	—	33,764,018	—	33,764,018
Total Return Basket Swaps Contracts*	—	179,926,708	—	179,926,708
Total Return Swaps Contracts*	—	8,821,313	—	8,821,313

Total Assets	$23,337,278	$4,532,708,435	$—	$4,556,045,713

LIABILITIES
Common Stocks (Sold Short)†	$—	$(1,016,228,465)	$(2)	$(1,016,228,467)
Preferred Stocks (Sold Short)†	—	(6,767,883)	—	(6,767,883)
Futures Contracts*	(31,521,326)	—	—	(31,521,326)
Forward Foreign Currency Exchange Contracts*	—	(33,630,546)	—	(33,630,546)
Total Return Basket Swaps Contracts*	—	(22,383,878)	—	(22,383,878)
Total Return Swaps Contracts*	—	(7,389,733)	—	(7,389,733)

Total Liabilities	$(31,521,326)	$(1,086,400,505)	$(2)	$(1,117,921,833)

AQR STYLE PREMIA ALTERNATIVE LV FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTALS
ASSETS
Common Stocks†	$—	$72,299,893	$20,424	$72,320,317
Preferred Stocks†	—	506,633	—	506,633
Short-Term Investments	—	342,371,649	—	342,371,649
Futures Contracts*	996,252	—	—	996,252
Forward Foreign Currency Exchange Contracts*	—	1,953,840	—	1,953,840
Total Return Basket Swaps Contracts*	—	9,743,564	—	9,743,564
Total Return Swaps Contracts*	—	542,424	—	542,424

Total Assets	$996,252	$427,418,003	$20,424	$428,434,679

LIABILITIES
Common Stocks (Sold Short)†	$—	$(57,931,929)	$—	$(57,931,929)
Preferred Stocks (Sold Short)†	—	(435,228)	—	(435,228)
Futures Contracts*	(1,522,373)	—	—	(1,522,373)
Forward Foreign Currency Exchange Contracts*	—	(1,945,142)	—	(1,945,142)
Total Return Basket Swaps Contracts*	—	(969,040)	—	(969,040)
Total Return Swaps Contracts*	—	(423,299)	—	(423,299)

Total Liabilities	$(1,522,373)	$(61,704,638)	$—	$(63,227,011)

*	Derivative instruments, including futures, total return swap, total return basket swap and forward foreign currency exchange contracts, are reported at the cumulative unrealized appreciation/(depreciation) of the instrument within the Funds’ Schedule of Investments. Credit default swaps, interest rate swaps and option contracts are reported at market value. Only current day’s variation margin is reported within the Statements of Assets and Liabilities for exchange-traded and cleared derivatives.
†	Please refer to the Schedule of Investments to view securities segregated by country.
(a)	Security has zero value.

AQR Funds	Annual Report	December 2016

Notes to Financial Statements	December 31, 2016

The Funds recognize all transfers at the beginning of the reporting period, related unrealized appreciation/(depreciation) is also transferred out at the beginning of the reporting period. Transfers between Level 1 and 2 generally relate to whether the principal market for the security becomes active or inactive. Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g., frequency of trades), which resulted in a lack of or increase in available market inputs to determine price. During the period ended December 31, 2016, the amount of securities that transferred from Level 1 into Level 2 for the AQR Diversified Arbitrage Fund was $409,605 and the amount transferred from Level 2 into Level 1 for the AQR Diversified Arbitrage Fund and AQR Multi-Strategy Alternative Fund was $5,647,430 and $29,538,593 respectively. There were no transfers of investments between levels for any of the remaining Funds.

There were no other Level 3 securities held at period end, except where noted in AQR Diversified Arbitrage Fund and AQR Multi-Strategy Alternative Fund. Securities classified as Level 3 in the Schedules of Investments are considered quantitatively insignificant in the aggregate for AQR Style Premia Alternative Fund and AQR Style Premia Alternative LV Fund.

The following tables include a rollforward of the balances of investments classified within Level 3 of the fair value hierarchy for the period for each Fund that held Level 3 securities that were considered quantitatively significant:

AQR DIVERSIFIED ARBITRAGE FUND	COMMON STOCK*	CONVERTIBLE PREFERRED STOCK	LOAN PARTICIPATIONS/ CORPORATE BONDS	CONVERTIBLE BOND	PREFERRED STOCK	RIGHTS	WARRANT	SECURITIES IN LITIGATION*	SHORT COMMON STOCKS	TOTAL RETURN BASKET SWAP CONTRACTS
Balance as of December 31, 2015	$11,265,902	$27,393,124	$6,950,723	$574,719	$817,262	$715,900	$1,573,200	$221,264	$(453)	$—
Accrued discounts/(premiums)	—	—	208,391	13,415	—	—	—	—	—	—
Realized gain/(loss)	211,745	5,158,727	(28,147,930)	(11,182,772)	—	261,441	2,434,419	—	—	—
Change in unrealized appreciation/ (depreciation)	1,904,471	(4,014,884)	23,901,516	(1,012,250)	(124,484)	(148,238)	(1,077,789)	109,584	51	(128,248)
Purchases[1]	3,255,008	—	835,367	591,532	—	—	—	121,921	—	—
Sales[2]	(6,578,378)	(28,536,967)	(1,310,991)	(1,184,476)	—	(261,441)	(2,434,421)	—	—	—
Transfers in to Level 3	114,364	—	1,737,875	12,981,971	—	—	23,681	—	—	561,243
Transfers out of Level 3	(3,678,975)	—	(955,607)	—	—	—	(501,312)	—	—	—
Balance as of December 31, 2016	$6,494,137	$—	$3,219,344	$782,139	$692,778	$567,662	$17,778	$452,769	$(402)	$432,995
Change in Unrealized appreciation/ (depreciation) for securities still held at December 31, 2016	$124,918	$—	$(2,364,597)	$(11,691,542)	$(124,484)	$(148,236)	$(236,490)	$109,584	$—	$(128,248)

*	Certain securities in the amount of $130,269 were recharacterized from common stock to securities in litigation in the current year.

AQR MULTI-STRATEGY ALTERNATIVE FUND	COMMON STOCK	CORPORATE BOND	CONVERTIBLE BOND	TOTAL RETURN BASKET SWAP CONTRACTS- SHORT
Balance as of December 31, 2015	$408,524	$—	$416,739	$—
Accrued discounts/(premiums)	—	—	77,024	—
Realized gain/(loss)	(54,988)	—	(1)	—
Change in unrealized appreciation/(depreciation)	(90,483)	(246,875)	(7,808,727)	126,398
Purchases[1]	—	—	2,638,133	—
Sales[2]	(263,053)	—	(417,000)	—
Transfers in to Level 3	—	246,875	13,286,407	(198,256)
Transfers out of Level 3	—	—	—	—
Balance as of December 31, 2016	$—	$—	$8,192,575	$(71,858)
Change in Unrealized appreciation/(depreciation) for securities still held at December 31, 2016	$—	$(246,875)	$(7,741,957)	$126,398

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, pay downs and securities tendered in a corporate action.

AQR Funds	Annual Report	December 2016

Notes to Financial Statements	December 31, 2016

The fair market values of Level 3 investments are based on significant unobservable inputs that reflect the Adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. Changes in significant unobservable inputs could cause significant changes in valuation to individual securities and in aggregate. Fair value determinations and valuation of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

The significant unobservable inputs used in the fair value measurement of a Fund’s investments in common stocks, corporate bonds, convertible bonds, convertible preferred stocks and warrants potentially include credit spread, liquidity discount, earnings multiples and volatility. Significant increases in the credit spread or liquidity discount inputs in isolation would potentially result in a significantly lower fair value measurement, whereas an increase in volatility generally results in a higher fair value measurement. Generally, a change in the assumption used for the credit spread would be accompanied by a directionally-similar change in the assumptions used for the volatility and liquidity discount. Investments in common stocks potentially include liquidity discounts, theoretical values, book to value analysis and/or broker quotes. Significant changes in any of these inputs would significantly change the fair value measurement of the position.

At December 31, 2016, all of the investments classified within Level 3 of the fair value hierarchy held by the AQR Multi-Strategy Alternative Fund are valued by pricing vendors or brokers. The following table summarizes the quantitative inputs and assumptions used in the valuation of investments classified within Level 3 of the fair value hierarchy for the year ended December 31, 2016 for the AQR Diversified Arbitrage Fund:

Quantitative Information about Level 3 Fair Value Measurements*

INVESTMENT TYPE	TOTAL FAIR VALUE	VALUATION METHODOLOGY	UNOBSERVABLE INPUT(S)	INPUT VALUE/RANGE	WEIGHTED AVERAGE

Common Stock	$1,683,021	Enterprise Value Waterfall Analysis	Discount for Lack of Marketability**	19.1%—50.3%	30%
			Term	2.0 years	N/A
			Volatility	49.6%—100.2%	59%
			Revenue Multiple	0.40x—1.18x	N/A
			EBITDA Multiple	5.0x—8.75x	N/A
			Selected Point in Range	Midpoint	N/A
	$1,355,706	Probability Weighted Expected Return	Discount for Lack of Marketability**	28.7%	N/A
			Equity Cost of Capital	40.0%	N/A
			Scenario Probability	33.3%	N/A
			Term	2.0 years	N/A
			Volatility	54.9%	N/A
			Legal Fees (% of proceeds)	15.9%	N/A
	$70,153	Public Price Adjusted for Lack of Marketability	Discount for Lack of Marketability**	29.2%— 54.3%	40%
			Term	2.0 years	N/A
			Volatility	55.9%—156.2%	98%

Convertible Bonds	$246,990	Option Pricing Model	Asset Volatility	25.3%	N/A
			Term	1.0 years	N/A

Corporate Bonds	$14,476	Discounted Cash Flow Analysis	Discount Rate	54.1%	N/A

Loan Participation	$28,035	Probability Weighted Expected Return	Scenario Probability	10.0%	N/A
			Discount Rate	30.0%	N/A

Preferred Stock	$692,778	Discounted Cash Flow Analysis	Equity Cost of Capital	16.1%	N/A

AQR Funds	Annual Report	December 2016

Notes to Financial Statements	December 31, 2016

INVESTMENT TYPE	TOTAL FAIR VALUE	VALUATION METHODOLOGY	UNOBSERVABLE INPUT(S)	INPUT VALUE/RANGE	WEIGHTED AVERAGE

Right	$179,723	Options Pricing Model	Discount for Lack of Marketability**	17.6%	N/A
			Term	1.0 years	N/A
			Volatility	70.6%	N/A
	$385,102	Probability Weighted Expected Return	Discount for Lack of Marketability**	15.6%—38.5%	26%
			Equity Cost of Capital	20.0%—30.5%	25%
			Scenario Probability	15.0%—90.0%	N/A
			Term	1.0 to 3.7 years	N/A
			Volatility	31.4%—66.1%	48%

Securities in Litigation	$201,735	Liquidation Analysis	Recovery Probability	50.0%	N/A

Total Return Basket Swaps	$420,137	Liquidation Analysis	Discount for Lack of Marketability**	17.6%	N/A
			Term	2.0 years	N/A
			Volatility	51.6%	N/A

*	The table above does not include Level 3 securities that are valued by pricing vendors or brokers. At December 31, 2016, the value of these securities was $7,381,343. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 5. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, results of pricing vendor and/or broker due diligence, unchanged price review and consideration of macro or security specific events.
**	Represents amounts used when the reporting entity has determined that market participants would take into account discounts, as applicable, when pricing the investments.

6. Federal Income Tax Matters

At December 31, 2016, the cost of long security positions and aggregate gross unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:

FUND	COST OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
AQR Diversified Arbitrage Fund	$674,206,425	$49,567,995	$(106,343,525)	$(56,775,530)
AQR Equity Market Neutral Fund	1,314,865,501	31,445,101	(6,646,344)	24,798,757
AQR Global Macro Fund	22,558,411	1,365	—	1,365
AQR Long-Short Equity Fund	2,968,829,788	43,760,364	(14,095,792)	29,664,572
AQR Multi-Strategy Alternative Fund	3,114,153,163	118,431,277	(114,897,889)	3,533,388
AQR Risk-Balanced Commodities Strategy Fund	179,666,572	4,377	(1,897)	2,480
AQR Risk Parity Fund	375,295,897	476,554	(4,216,072)	(3,739,518)
AQR Risk Parity II HV Fund	65,055,222	77,297	(849,002)	(771,705)
AQR Risk Parity II MV Fund	78,803,008	106,175	(891,154)	(784,979)
AQR Style Premia Alternative Fund	4,233,271,985	101,072,116	(24,147,705)	76,924,411
AQR Style Premia Alternative LV Fund	410,975,759	5,797,755	(1,574,915)	4,222,840

The differences between book basis and tax basis appreciation (depreciation) on investments is primarily attributable to wash sale loss deferrals, and differences in the tax treatment of passive foreign investment companies (“PFIC”), investments in partnerships, convertible securities, contingent payment debt instruments (“CPDI”) and investments in inflation protected securities.

AQR Funds	Annual Report	December 2016

Notes to Financial Statements	December 31, 2016

As of December 31, 2016, the components of net assets (excluding paid-in capital) on a tax basis were as follows:

FUND	CURRENT DISTRIBUTABLE ORDINARY INCOME	CURRENT DISTRIBUTABLE LONG TERM CAPITAL GAIN OR (TAX BASIS CAPITAL LOSS CARRYFORWARDS)	NET UNREALIZED APPRECIATION (DEPRECIATION)	POST OCTOBER CAPITAL OR LATE YEAR ORDINARY LOSS DEFERRALS	OTHER TEMPORARY DIFFERENCES	TOTAL ACCUMULATED EARNINGS
AQR Diversified Arbitrage Fund	$4,505,821	$(251,637,533)	$(75,184,547)	$(7,135,487)	$357,325	$(329,094,421)
AQR Equity Market Neutral Fund	25,038,716	(6,350,924)	15,619,678	(318,356)	442,430	34,431,544
AQR Global Macro Fund	—	—	(360,062)	(577,393)	195,405	(742,050)
AQR Long-Short Equity Fund	65,605,750	17,725,311	30,630,225	—	620,397	114,581,683
AQR Multi-Strategy Alternative Fund	46,056,642	932,987	(98,494,725)	(47,707,194)	(20,429,633)	(119,641,923)
AQR Risk-Balanced Commodities Strategy Fund	18,024	(12,630)	(6,582,888)	—	6,284,443	(293,051)
AQR Risk Parity Fund	6,516,516	—	(5,036,712)	(8,916,180)	3,152,718	(4,283,658)
AQR Risk Parity II HV Fund	250,426	—	(745,530)	(697,662)	872,343	(320,423)
AQR Risk Parity II MV Fund	133,195	—	(881,343)	(502,182)	920,245	(330,085)
AQR Style Premia Alternative Fund	—	(284,749)	66,669,582	(111,455,415)	2,869,999	(42,200,583)
AQR Style Premia Alternative LV Fund	2,430,342	—	3,491,979	(6,527,054)	46,841	(557,892)

The differences between book basis and tax basis components of net assets are primarily attributable to wash sale loss deferrals and other book and tax differences including, mark to market on PFICs, mark to market on forward foreign currency exchange contracts, mark to market on regulated futures contracts, mark to market and income on certain swaps, certain late year loss deferrals, straddle loss deferrals, loss deferrals on unsettled short sales, gain/(loss) recognition on constructive sales, investments in partnerships, investments in inflation protected securities, deemed dividends from convertible securities, Cayman subsidiary taxable income, CPDI accrued income, capital loss carryforwards and finance charges on equity swaps.

As of December 31, 2016, the effect of permanent book/tax reclassifications resulted in increase (decrease) to the components of net assets as follows:

FUND	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED GAIN(LOSS) ON INVESTMENTS	PAID-IN CAPITAL
AQR Diversified Arbitrage Fund	$7,850,864	$(7,850,915)	$51
AQR Equity Market Neutral Fund	(17,787,794)	17,787,794	—
AQR Global Macro Fund	543,577	791,259	(1,334,836)
AQR Long-Short Equity Fund	(3,807,519)	3,807,519	—
AQR Multi-Strategy Alternative Fund	(50,854,769)	63,888,361	(13,033,592)
AQR Risk-Balanced Commodities Strategy Fund	20,762,983	(21,095,231)	332,248
AQR Risk Parity Fund	27,560,057	(18,805,773)	(8,754,284)
AQR Risk Parity II HV Fund	3,819,978	(2,019,939)	(1,800,039)
AQR Risk Parity II MV Fund	4,197,402	(2,370,580)	(1,826,822)
AQR Style Premia Alternative Fund	(74,066,824)	117,480,348	(43,413,524)
AQR Style Premia Alternative LV Fund	(1,455,270)	1,767,604	(312,334)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to the difference in tax treatment of foreign currency gain/loss, dividend expense for securities sold short, investments in PFICs, investments in certain swap contracts, net operating losses, finance charges and monthly reset on equity swaps, CPDI accrual income, and the tax treatment of income from investments in the Cayman subsidiary. The result of operations and net assets were not affected by the reclassifications.

AQR Funds	Annual Report	December 2016

Notes to Financial Statements	December 31, 2016

The tax character of distributions paid during the fiscal year-ends December 31, 2016 and December 31, 2015 were as follows:

	DECEMBER 31, 2016			DECEMBER 31, 2015
FUND	ORDINARY INCOME	CAPITAL GAINS	RETURN OF CAPITAL	ORDINARY INCOME	CAPITAL GAINS	RETURN OF CAPITAL
AQR Diversified Arbitrage Fund	$33,236,700	$—	$—	$48,100,540	$—	$—
AQR Equity Market Neutral Fund	15,680,585	85,029	—	5,313,037	102,719	—
AQR Global Macro Fund	—	1,594,800		982,330	1,765,884	—
AQR Long-Short Equity Fund	53,420,812	15,863,659	—	22,341,353	768,361	—
AQR Multi-Strategy Alternative Fund	30,410,375	56,890,894	—	204,859,857	—	—
AQR Risk-Balanced Commodities Strategy Fund	9,257,448	—	—	—	—	—
AQR Risk Parity Fund	17,645,522	9,275,104	—	7,941,558	5,238,673	—
AQR Risk Parity II HV Fund	1,288,635	996,808	—	1,670,028	935,618	—
AQR Risk Parity II MV Fund	1,561,747	1,511,934	—	2,477,291	2,518,203	—
AQR Style Premia Alternative Fund	64,252,882	—	—	92,480,282	—	—
AQR Style Premia Alternative LV Fund	1,164,533	743,832	—	3,352,540	28,347	—

During the year ended December 31, 2016, the Funds utilized capital loss carryforwards in the amounts listed below:

FUND	SHORT-TERM	LONG-TERM
AQR Diversified Arbitrage Fund	$18,505,744	$—
AQR Multi-Strategy Alternative Fund	6,540,427	—
AQR Style Premia Alternative Fund	21,830,824	9,668,388
AQR Style Premia Alternative LV Fund	674,702	607,693

As of December 31, 2016, for federal income tax purposes, the following Funds have capital loss carryforwards available to offset future capital gains, if any, to the extent provided by the U.S. Treasury regulations:

FUND	SHORT-TERM	LONG-TERM
AQR Diversified Arbitrage Fund	$66,145,385	$185,492,148
AQR Equity Market Neutral Fund	6,350,924	—
AQR Risk Balanced Commodities Strategy Fund	12,630	—
AQR Style Premia Alternative Fund	284,749	—

7. Investment Transactions

During the year ended December 31, 2016, the cost of purchases and the proceeds from sales of investments (excluding swap contracts, forward foreign currency exchange contracts, futures contracts and short-term investments) were as follows:

FUND	PURCHASES	SALES	SECURITIES SOLD SHORT	COVERS ON SECURITIES SOLD SHORT
AQR Diversified Arbitrage Fund	$884,696,261	$1,373,764,716	$444,189,213	$628,862,652
AQR Equity Market Neutral Fund	392,646,721	139,312,344	386,875,248	158,858,527
AQR Long-Short Equity Fund	752,154,666	209,679,003	722,290,231	214,574,459
AQR Multi-Strategy Alternative Fund	2,552,361,791	2,228,695,443	1,555,751,169	1,347,759,246
AQR Risk Parity Fund	121,512,080	135,017,945	—	—
AQR Risk Parity II HV Fund	33,494,050	19,348,084	—	—
AQR Risk Parity II MV Fund	22,968,747	18,965,398	—	—
AQR Style Premia Alternative Fund	878,195,295	288,545,609	902,701,259	421,215,622
AQR Style Premia Alternative LV Fund	47,294,740	13,285,034	47,334,951	18,986,600

AQR Funds	Annual Report	December 2016

Notes to Financial Statements	December 31, 2016

During the year ended December 31, 2016, the Funds had purchases and sales of long-term U.S. Government obligations as follows:

FUND	PURCHASES	SALES	SECURITIES SOLD SHORT	COVERS ON SECURITIES SOLD SHORT
AQR Diversified Arbitrage Fund	$382,392	$382,864	$465,394	$465,256
AQR Risk Parity Fund	101,131,330	114,787,121	—	—
AQR Risk Parity II HV Fund	26,072,220	18,701,412	—	—
AQR Risk Parity II MV Fund	19,604,801	18,063,278	—	—

8. Transactions with Affiliates

The funds are permitted to purchase and sell securities from and/or to other affiliated Funds that have a common investment adviser (or affiliated investment advisers), common Trustees and/or common Officers under specified conditions pursuant to procedures adopted by the Board in compliance with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. For the year ended December 31, 2016, the following Funds engaged in purchase and sale transactions with an affiliate:

AQR Diversified Arbitrage Fund—sales $58,184,315

AQR Multi-Strategy Alternative Fund—purchases $58,184,315

9. Derivative Instruments and Activities

The Funds use derivative instruments as part of their principal investment strategy to achieve their investment objectives. The Funds’ derivative contracts, are not accounted for as hedging instruments under GAAP. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements on the Statements of Assets and Liabilities. All derivative instruments held by the Funds were subject to a master netting agreement or similar arrangement.

The following table lists the fair value of derivatives instruments held by the Funds, by primary underlying risk and contract type, as included in the Statements of Assets and Liabilities* at December 31, 2016.

	ASSETS			LIABILITIES
FUND	UNREALIZED APPRECIATION ON FUTURES CONTRACTS*	SWAPS AT VALUE*	UNREALIZED APPRECIATION ON FORWARD CURRENCY EXCHANGE CONTRACTS	UNREALIZED DEPRECIATION ON FUTURES CONTRACTS*	SWAPS AT VALUE*	UNREALIZED DEPRECIATION ON FORWARD CURRENCY EXCHANGE CONTRACTS	WRITTEN OPTIONS AT MARKET VALUE
Equity Risk Exposure:
AQR Diversified Arbitrage Fund	$285,428	$5,615,224	$—	$34,604	$653,824	$—	$—
AQR Equity Market Neutral Fund	—	72,524,694	—	—	1,009,453	—	—
AQR Global Macro Fund	351,742	83,115	—	162,600	65,394	—	—
AQR Long-Short Equity Fund	7,828,999	104,421,577	—	4,855,487	3,150,789	—	—
AQR Multi-Strategy Alternative Fund	17,904,076	209,197,552	—	4,952,406	14,426,266	—	3,779,145
AQR Risk Parity Fund	1,070,770	461,185	—	635,070	2,763	—	—
AQR Risk Parity II HV Fund	289,505	117,015	—	175,283	900	—	—
AQR Risk Parity II MV Fund	283,074	129,846	—	172,378	—	—	—
AQR Style Premia Alternative Fund	29,546,585	188,748,021	—	20,555,921	26,537,924	—	—
AQR Style Premia Alternative LV Fund	1,579,714	10,282,217	—	1,137,426	1,216,607	—	—

Foreign Exchange Rate Risk Exposure:
AQR Diversified Arbitrage Fund	—	—	200,495	—	—	4,093	—
AQR Equity Market Neutral Fund	—	—	720,869	—	—	42,312	—
AQR Global Macro Fund	—	—	520,813	—	—	549,829	—
AQR Long-Short Equity Fund	—	—	211,457	—	—	6,106,825	—
AQR Multi-Strategy Alternative Fund	—	—	34,028,247	—	—	40,523,418	—
AQR Risk Parity Fund	—	—	2,318,711	—	—	597,306	—
AQR Risk Parity II HV Fund	—	—	199,436	—	—	659	—
AQR Risk Parity II MV Fund	—	—	190,530	—	—	1,023	—
AQR Style Premia Alternative Fund	—	—	33,764,018	—	—	33,630,546	—
AQR Style Premia Alternative LV Fund	—	—	1,953,840	—	—	1,945,142	—

AQR Funds	Annual Report	December 2016

Notes to Financial Statements	December 31, 2016

	ASSETS			LIABILITIES
FUND	UNREALIZED APPRECIATION ON FUTURES CONTRACTS*	SWAPS AT VALUE*	UNREALIZED APPRECIATION ON FORWARD CURRENCY EXCHANGE CONTRACTS	UNREALIZED DEPRECIATION ON FUTURES CONTRACTS*	SWAPS AT VALUE*	UNREALIZED DEPRECIATION ON FORWARD CURRENCY EXCHANGE CONTRACTS	WRITTEN OPTIONS AT MARKET VALUE

Interest Rate Risk Exposure:
AQR Diversified Arbitrage Fund	$94,842	$844,532	$—	$—	$—	$—	$—
AQR Global Macro Fund	82,357	4,069,654	—	253,111	4,003,607	—	—
AQR Multi-Strategy Alternative Fund	9,465,522	1,930,451	—	8,460,988	—	—	—
AQR Risk Parity Fund	678,655	913,357	—	741,542	3,671,360	—	—
AQR Risk Parity II HV Fund	227,421	—	—	224,861	—	—	—
AQR Risk Parity II MV Fund	219,638	—	—	234,807	—	—	—
AQR Style Premia Alternative Fund	15,331,883	—	—	9,662,005	—	—	—
AQR Style Premia Alternative LV Fund	826,375	—	—	564,148	—	—	—

Credit Risk Exposure:
AQR Diversified Arbitrage Fund	—	—	—	—	1,312,181	—	—
AQR Multi-Strategy Alternative Fund	—	24,561,149	—	—	1,058,658	—	—
AQR Risk Parity Fund	—	12,687,233	—	—	937,066	—	—

Commodity Risk Exposure:
AQR Global Macro Fund	208,863	5,315	—	211,055	1,273	—	—
AQR Multi-Strategy Alternative Fund	10,788,348	3,642,102	—	12,114,770	9,477,472	—	—
AQR Risk-Balanced Commodities Strategy Fund	16,827,953	2,560,639	—	18,911,696	2,570,301	—	—
AQR Risk Parity Fund	2,962,020	637,768	—	2,806,269	433,805	—	—
AQR Risk Parity II HV Fund	830,526	164,252	—	731,691	135,957	—	—
AQR Risk Parity II MV Fund	734,612	181,499	—	651,447	162,863	—	—
AQR Style Premia Alternative Fund	6,130,511	—	—	28,975,101	3,235,687	—	—
AQR Style Premia Alternative LV Fund	359,804	3,771	—	1,590,440	175,732	—	—

Netting:
AQR Diversified Arbitrage Fund	(34,604)	(1,966,005)	(4,093)	(34,604)	(1,966,005)	(4,093)	—
AQR Equity Market Neutral Fund	—	(1,009,453)	(42,312)	—	(1,009,453)	(42,312)	—
AQR Global Macro Fund	(626,766)	(4,070,274)	(520,813)	(626,766)	(4,070,274)	(520,813)	—
AQR Long-Short Equity Fund	(4,855,487)	(3,150,789)	(211,457)	(4,855,487)	(3,150,789)	(211,457)	—
AQR Multi-Strategy Alternative Fund	(25,528,164)	(24,962,396)	(34,028,247)	(25,528,164)	(24,962,396)	(34,028,247)	—
AQR Risk-Balanced Commodities Strategy Fund	(16,827,953)	(2,560,639)	—	(16,827,953)	(2,560,639)	—	—
AQR Risk Parity Fund	(4,182,881)	(5,044,994)	(597,306)	(4,182,881)	(5,044,994)	(597,306)	—
AQR Risk Parity II HV Fund	(1,131,835)	(136,857)	(659)	(1,131,835)	(136,857)	(659)	—
AQR Risk Parity II MV Fund	(1,058,632)	(162,863)	(1,023)	(1,058,632)	(162,863)	(1,023)	—
AQR Style Premia Alternative Fund	(51,008,979)	(29,773,611)	(33,630,546)	(51,008,979)	(29,773,611)	(33,630,546)	—
AQR Style Premia Alternative LV Fund	(2,765,893)	(1,392,339)	(1,945,142)	(2,765,893)	(1,392,339)	(1,945,142)	—

Net Fair Value of Derivative Contracts:
AQR Diversified Arbitrage Fund	345,666	4,493,751	196,402	—	—	—	—
AQR Equity Market Neutral Fund	—	71,515,241	678,557	—	—	—	—
AQR Global Macro Fund	16,196	87,810	—	—	—	29,016	—
AQR Long-Short Equity Fund	2,973,512	101,270,788	—	—	—	5,895,368	—
AQR Multi-Strategy Alternative Fund	12,629,782	214,368,858	—	—	—	6,495,171	3,779,145
AQR Risk-Balanced Commodities Strategy Fund	—	—	—	2,083,743	9,662	—	—
AQR Risk Parity Fund	528,564	9,654,549	1,721,405	—	—	—	—
AQR Risk Parity II HV Fund	215,617	144,410	198,777	—	—	—	—
AQR Risk Parity II MV Fund	178,692	148,482	189,507	—	—	—	—
AQR Style Premia Alternative Fund	—	158,974,410	133,472	8,184,048	—	—	—
AQR Style Premia Alternative LV Fund	—	8,893,649	8,698	526,121	—	—	—

*	May include cumulative appreciation (depreciation) of exchange-traded and centrally cleared derivatives as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities for exchange traded derivatives.

AQR Funds	Annual Report	December 2016

Notes to Financial Statements	December 31, 2016

The following table indicates the effect of derivative instruments, by primary underlying risk exposure and contract type, on the Statements of Operations for the year ended December 31, 2016:

	REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED AS A RESULT FROM OPERATIONS				NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED AS A RESULT FROM OPERATIONS
FUND	FUTURES CONTRACTS	SWAPS CONTRACTS	FORWARD CURRENCY EXCHANGE CONTRACTS	WRITTEN OPTIONS	FUTURES CONTRACTS	SWAPS CONTRACTS	FORWARD CURRENCY EXCHANGE CONTRACTS	WRITTEN OPTIONS
Equity Risk Exposure:
AQR Diversified Arbitrage Fund	$(3,621,086)	$1,344,636	$—	$2,422,341	$785,803	$3,823,885	$—	$(2,186,995)
AQR Equity Market Neutral Fund	935,021	(18,659,896)	—	—	—	65,815,078	—	—
AQR Global Macro Fund	240,593	(429,695)	—	—	10,920	(75,333)	—	—
AQR Long-Short Equity Fund	113,701,910	(3,345,701)	—	—	(322,751)	100,903,100	—	—
AQR Multi-Strategy Alternative Fund	(71,482,119)	(35,365,708)	—	2,431,638	16,422,088	56,853,673	—	(1,632,959)
AQR Risk Parity Fund	6,780,547	(870,791)	—	—	(625,910)	600,396	—	—
AQR Risk Parity II HV Fund	2,382,372	(70,363)	—	—	(63,805)	126,887	—	—
AQR Risk Parity II MV Fund	2,042,821	(84,873)	—	—	(156,412)	156,271	—	—
AQR Style Premia Alternative Fund	(71,449,714)	(199,085,292)	—	—	20,602,597	181,748,997	—	—
AQR Style Premia Alternative LV Fund	(4,420,891)	(6,688,489)	—	—	1,112,673	7,589,620	—	—

Foreign Exchange Rate Risk Exposure:
AQR Diversified Arbitrage Fund	—	—	56,917	—	—	—	(906,938)	—
AQR Equity Market Neutral Fund	—	—	2,489,730	—	—	—	748,295	—
AQR Global Macro Fund	—	—	512,890	—	—	—	(538,838)	—
AQR Long-Short Equity Fund	—	—	(12,678,554)	—	—	—	(6,160,417)	—
AQR Multi-Strategy Alternative Fund	—	—	73,888,488	—	—	—	(20,205,360)	—
AQR Risk Parity Fund	—	—	1,755,623	—	—	—	5,642,095	—
AQR Risk Parity II HV Fund	—	—	789,675	—	—	—	315,644	—
AQR Risk Parity II MV Fund	—	—	751,629	—	—	—	343,554	—
AQR Style Premia Alternative Fund	—	—	90,202,416	—	—	—	(7,498,821)	—
AQR Style Premia Alternative LV Fund	—	—	4,715,506	—	—	—	(381,336)	—

Interest Rate Risk Exposure:
AQR Diversified Arbitrage Fund	(1,830,848)	(1,309,542)	—	—	(243,034)	654,193	—	—
AQR Global Macro Fund	303,535	699,138	—	—	173,695	(592,058)	—	—
AQR Multi-Strategy Alternative Fund	12,182,103	(1,218,795)	—	—	1,983,679	1,766,432	—	—
AQR Risk Parity Fund	10,369,200	5,117,197	—	—	1,724,409	(2,862,253)	—	—
AQR Risk Parity II HV Fund	606,173	—	—	—	272,583	—	—	—
AQR Risk Parity II MV Fund	2,386,185	—	—	—	385,370	—	—	—
AQR Style Premia Alternative Fund	7,486,089	—	—	—	8,795,680	—	—	—
AQR Style Premia Alternative LV Fund	667,332	—	—	—	485,477	—	—	—

Credit Risk Exposure:
AQR Diversified Arbitrage Fund	—	(4,570,631)	—	—	—	1,032,365	—	—
AQR Multi-Strategy Alternative Fund	—	(556,792)	—	—	—	4,126,913	—	—
AQR Risk Parity Fund	—	6,750,458	—	—	—	1,173,602	—	—

AQR Funds	Annual Report	December 2016

Notes to Financial Statements	December 31, 2016

	REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED AS A RESULT FROM OPERATIONS				NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED AS A RESULT FROM OPERATIONS
FUND	FUTURES CONTRACTS	SWAPS CONTRACTS	FORWARD CURRENCY EXCHANGE CONTRACTS	WRITTEN OPTIONS	FUTURES CONTRACTS	SWAPS CONTRACTS	FORWARD CURRENCY EXCHANGE CONTRACTS	WRITTEN OPTIONS
Commodity Risk Exposure:
AQR Global Macro Fund	$(52,819)	$(85,659)	$—	$—	$(163,883)	$(9,386)	$—	$—
AQR Multi-Strategy Alternative Fund	(33,951,842)	16,165,641	—	—	(3,206,153)	(4,483,940)	—	—
AQR Risk-Balanced Commodities Strategy Fund	19,098,139	1,994,645	—	—	1,271,379	224,260	—	—
AQR Risk Parity Fund	4,002,808	131,825	—	—	4,605,765	761,534	—	—
AQR Risk Parity II HV Fund	851,915	(41,863)	—	—	717,473	121,851	—	—
AQR Risk Parity II MV Fund	1,005,505	(31,134)	—	—	964,171	226,663	—	—
AQR Style Premia Alternative Fund	13,683,228	16,479,166	—	—	(17,550,697)	149,262	—	—
AQR Style Premia Alternative LV Fund	700,436	897,638	—	—	(1,103,967)	(5,712)	—	—

The following tables present the Funds’ gross OTC derivative assets and liabilities by counterparty and contract type net of amounts available for offset under netting arrangements and any related collateral received or posted by the Funds’ as of December 31, 2016:

AQR DIVERSIFIED ARBITRAGE FUND

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT
BANA	Total Return Basket Swaps Contracts	$283,801	$(5,066)	$278,735	$—	$—	$278,735
CITI	Forward Foreign Currency Exchange Contracts	86,786	(4,093)	82,693	—	—	82,693
DTBK	Total Return Basket Swaps Contracts	3,462,937	(29,256)	3,433,681	—	—	3,433,681
GSIN	Total Return Basket Swaps Contracts	2,131,653	(471,132)	1,660,521	—	—	1,660,521
JPMC	Forward Foreign Currency Exchange Contracts	113,709	—	113,709
	Total Return Basket Swaps Contracts	432,995	—	432,995
	Total JPMC	546,704	—	546,704	—	—	546,704
Total financial instruments subject to a master netting arrangement or similar arrangement		6,511,881	(509,547)	6,002,334	—	—	6,002,334

AQR Funds	Annual Report	December 2016

Notes to Financial Statements	December 31, 2016

AQR DIVERSIFIED ARBITRAGE FUND (continued)

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (a)	NET AMOUNT
BANA	Total Return Basket Swaps Contracts	$5,066	$(5,066)	$—	$—	$—	$—
CITI	Forward Foreign Currency Exchange Contracts	4,093	(4,093)	—	—	—	—
GSIN	Total Return Basket Swaps Contracts	471,132	(471,132)	—	—	—	—
DTBK	Total Return Basket Swaps Contracts	29,256	(29,256)	—	—	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		509,547	(509,547)	—	—	—	—

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $21,969,802.

AQR EQUITY MARKET NEUTRAL FUND

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT
CITI	Forward Foreign Currency Exchange Contracts	$294,606	$(30,979)	$263,627	$—	$—	$263,627
JPMC	Forward Foreign Currency Exchange Contracts	426,263	(11,333)	414,930	—	—	414,930
MSIP	Total Return Basket Swaps Contracts	72,524,694	(1,009,453)	71,515,241	—	—	71,515,241
Total financial instruments subject to a master netting arrangement or similar arrangement		73,245,563	(1,051,765)	72,193,798	—	—	72,193,798

AQR Funds	Annual Report	December 2016

Notes to Financial Statements	December 31, 2016

AQR EQUITY MARKET NEUTRAL FUND (continued)

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (a)	NET AMOUNT
CITI	Forward Foreign Currency Exchange Contracts	$30,979	$(30,979)	$—	$—	$—	$—
JPMC	Forward Foreign Currency Exchange Contracts	11,333	(11,333)	—	—	—	—
MSIP	Total Return Basket Swaps Contracts	1,009,453	(1,009,453)	—	—	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		1,051,765	(1,051,765)	—	—	—	—

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $133,743,598.

AQR GLOBAL MACRO FUND

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT
BANA	Total Return Swap Contracts	$73,879	$(58,361)	$15,518	$—	$—	$15,518
CITI	Forward Foreign Currency Exchange Contracts	224,450	(224,450)	—	—	—	—
GSIN	Total Return Swap Contracts	9,236	(7,033)	2,203	—	—	2,203
JPMC	Forward Foreign Currency Exchange Contracts	296,363	(296,363)	—	—	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		603,928	(586,207)	17,721	—	—	17,721

AQR Funds	Annual Report	December 2016

Notes to Financial Statements	December 31, 2016

AQR GLOBAL MACRO FUND (continued)

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (a)	NET AMOUNT
BANA	Total Return Swap Contracts	$58,361	$(58,361)	$—	$—	$—	$—
CITI	Forward Foreign Currency Exchange Contracts	229,569	(224,450)	5,119	—	—	5,119
GSIN	Total Return Swap Contracts	7,033	(7,033)	—	—	—	—
JPMC	Forward Foreign Currency Exchange Contracts	320,260	(296,363)	23,897	—	(23,897)	—
Total financial instruments subject to a master netting arrangement or similar arrangement		615,223	(586,207)	29,016	—	(23,897)	5,119

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $526,140.

AQR GLOBAL MACRO OFFSHORE FUND LTD.

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT
CITI	Total Return Swap Contracts	$4,550	$—	$4,550	$—	$—	$4,550
MACQ	Total Return Swap Contracts	344	(344)	—	—	—	—
SOCG	Total Return Swap Contracts	421	—	421	—	—	421
Total financial instruments subject to a master netting arrangement or similar arrangement		5,315	(344)	4,971	—	—	4,971

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (a)	NET AMOUNT
MACQ	Total Return Swap Contracts	$1,273	$(344)	$929	$—	$—	$929
Total financial instruments subject to a master netting arrangement or similar arrangement		1,273	(344)	929	—	—	929

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $60,079.

AQR Funds	Annual Report	December 2016

Notes to Financial Statements	December 31, 2016

AQR LONG-SHORT EQUITY FUND

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT
CITI	Forward Foreign Currency Exchange Contracts	$142,572	$(142,572)	$—	$—	$—	$—
DTBK	Total Return Basket Swaps Contracts	20,848,019	(3,150,302)	17,697,717	—	—	17,697,717
GSIN	Total Return Swap Contracts	918,983	(487)	918,496
	Total Return Basket Swaps Contracts	82,654,575	—	82,654,575
	Total GSIN	83,573,558	(487)	83,573,071	—	—	83,573,071
JPMC	Forward Foreign Currency Exchange Contracts	68,885	(68,885)	—	—	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		104,633,034	(3,362,246)	101,270,788	—	—	101,270,788

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (a)	NET AMOUNT
CITI	Forward Foreign Currency Exchange Contracts	$2,627,501	$(142,572)	$2,484,929	$—	$(2,484,929)	$—
DTBK	Total Return Basket Swaps Contracts	3,150,302	(3,150,302)	—	—	—	—
GSIN	Total Return Swap Contracts	487	(487)	—	—	—	—
JPMC	Forward Foreign Currency Exchange Contracts	3,479,324	(68,885)	3,410,439	—	(3,410,439)	—
Total financial instruments subject to a master netting arrangement or similar arrangement		9,257,614	(3,362,246)	5,895,368	—	(5,895,368)	—

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $355,791,804.

AQR Funds	Annual Report	December 2016

Notes to Financial Statements	December 31, 2016

AQR MULTI-STRATEGY ALTERNATIVE FUND

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT
BANA	Total Return Swap Contracts	$70,847	$(70,847)	$—
	Total Return Basket Swaps Contracts	983,876	(21,724)	962,152
	Total BANA	1,054,723	(92,571)	962,152	$—	$—	$962,152
CITI	Forward Foreign Currency Exchange Contracts	13,768,525	(13,768,525)	—	—	—	—
DTBK	Total Return Basket Swaps Contracts	12,163,465	(1,605,029)	10,558,436	—	—	10,558,436
GSIN	Total Return Swap Contracts	420,837	(420,837)	—
	Total Return Basket Swaps Contracts	7,746,057	(1,850,920)	5,895,137
	Total GSIN	8,166,894	(2,271,757)	5,895,137	—	—	5,895,137
JPMC	Forward Foreign Currency Exchange Contracts	20,259,722	(20,259,722)	—
	Total Return Swap Contracts	902,908	(2,641)	900,267
	Total Return Basket Swaps Contracts	184,928,042	(1,442,248)	183,485,794
	Total JPMC	206,090,672	(21,704,611)	184,386,061	—	—	184,386,061
MSCS	Total Return Swap Contracts	2,796,501	(2,796,501)	—	—	—	—
MSIP	Total Return Basket Swaps Contracts	168,895	(168,895)	—	—	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		244,209,675	(42,407,889)	201,801,786	—	—	201,801,786

AQR Funds	Annual Report	December 2016

Notes to Financial Statements	December 31, 2016

AQR MULTI-STRATEGY ALTERNATIVE FUND (continued)

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (a)	NET AMOUNT
BANA	Total Return Swap Contracts	$196,574	$(70,847)	$125,727
	Total Return Basket Swaps Contracts	21,724	(21,724)	—
	Total BANA	218,298	(92,571)	125,727	$—	$(125,727)	$—
CITI	Forward Foreign Currency Exchange Contracts	16,739,178	(13,768,525)	2,970,653	—	(2,970,653)	—
DTBK	Total Return Basket Swaps Contracts	1,605,029	(1,605,029)	—	—	—	—
GSIN	Total Return Swap Contracts	1,344,266	(420,837)	923,429
	Total Return Basket Swaps Contracts	1,850,920	(1,850,920)	—
	Total GSIN	3,195,186	(2,271,757)	923,429	—	(923,429)	—
JPMC	Forward Foreign Currency Exchange Contracts	23,784,240	(20,259,722)	3,524,518
	Total Return Swap Contracts	2,641	(2,641)	—
	Total Return Basket Swaps Contracts	1,442,248	(1,442,248)	—
	Total JPMC	25,229,129	(21,704,611)	3,524,518	—	(3,524,518)	—
MSCS	Total Return Swap Contracts	6,828,165	(2,796,501)	4,031,664	—	—	4,031,664
MSIP	Total Return Basket Swaps Contracts	188,124	(168,895)	19,229	—	(19,229)	—
Total financial instruments subject to a master netting arrangement or similar arrangement		54,003,109	(42,407,889)	11,595,220	—	(7,563,556)	4,031,664

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $758,197,021.

AQR Funds	Annual Report	December 2016

Notes to Financial Statements	December 31, 2016

AQR MULTI-STRATEGY ALTERNATIVE OFFSHORE FUND LTD.

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT
CITI	Total Return Swap Contracts	$879,797	$(879,797)	$—	$—	$—	$—
GSIN	Total Return Swap Contracts	92,500	(92,500)	—	—	—	—
MACQ	Total Return Swap Contracts	1,170,759	(1,170,759)	—	—	—	—
MLIN	Total Return Swap Contracts	848,987	(848,987)	—	—	—	—
SOCG	Total Return Swap Contracts	650,059	(650,059)	—	—	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		3,642,102	(3,642,102)	—	—	—	—

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (a)	NET AMOUNT
CITI	Total Return Swap Contracts	$1,683,517	$(879,797)	$803,720	$—	$(803,720)	$—
GSIN	Total Return Swap Contracts	372,172	(92,500)	279,672	—	(279,672)	—
MACQ	Total Return Swap Contracts	3,099,209	(1,170,759)	1,928,450	—	(1,928,450)	—
MLIN	Total Return Swap Contracts	2,147,429	(848,987)	1,298,442	—	(1,298,442)	—
SOCG	Total Return Swap Contracts	2,175,145	(650,059)	1,525,086	—	(1,525,086)	—
Total financial instruments subject to a master netting arrangement or similar arrangement		9,477,472	(3,642,102)	5,835,370	—	(5,835,370)	—

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $9,698,991.

AQR Funds	Annual Report	December 2016

Notes to Financial Statements	December 31, 2016

AQR RISK-BALANCED COMMODITIES STRATEGY OFFSHORE FUND LTD.

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT
CITI	Total Return Swap Contracts	$478,386	$(478,386)	$—	$—	$—	$—
GSIN	Total Return Swap Contracts	51,372	(51,372)	—	—	—	—
MACQ	Total Return Swap Contracts	787,428	(556,401)	231,027	—	—	231,027
SOCG	Total Return Swap Contracts	1,243,453	(1,243,453)	—	—	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		2,560,639	(2,329,612)	231,027	—	—	231,027

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (a)	NET AMOUNT
CITI	Total Return Swap Contracts	$586,289	$(478,386)	$107,903	$—	$(107,903)	$—
GSIN	Total Return Swap Contracts	82,570	(51,372)	31,198	—	(31,198)	—
MACQ	Total Return Swap Contracts	556,401	(556,401)	—	—	—	—
SOCG	Total Return Swap Contracts	1,345,041	(1,243,453)	101,588	—	(101,588)	—
Total financial instruments subject to a master netting arrangement or similar arrangement		2,570,301	(2,329,612)	240,689	—	(240,689)	—

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $ 3,271,323.

AQR Funds	Annual Report	December 2016

Notes to Financial Statements	December 31, 2016

AQR RISK PARITY FUND

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT
BANA	Total Return Swap Contracts	$150,336	$—	$150,336	$—	$—	$150,336
CITI	Forward Foreign Currency Exchange Contracts	912,736	(255,320)	657,416
	Interest Rate Swap Contracts	53,336	(53,336)	—
	Total CITI	966,072	(308,656)	657,416	—	—	657,416
GSIN	Total Return Swap Contracts	66,171	—	66,171	—	—	66,171
JPMC	Forward Foreign Currency Exchange Contracts	1,405,975	(341,986)	1,063,989
	Total Return Swap Contracts	28,854	—	28,854
	Total JPMC	1,434,829	(341,986)	1,092,843	—	—	1,092,843
MSCS	Total Return Swap Contracts	215,824	(2,763)	213,061	—	—	213,061
Total financial instruments subject to a master netting arrangement or similar arrangement		2,833,232	(653,405)	2,179,827	—	—	2,179,827

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (a)	NET AMOUNT
CITI	Forward Foreign Currency Exchange Contracts	$255,320	$(255,320)	$—
	Interest Rate Swap Contracts	696,539	(53,336)	643,203
	Total CITI	951,859	(308,656)	643,203	$—	$(643,203)	$—
JPMC	Forward Foreign Currency Exchange Contracts	341,986	(341,986)	—	—	—	—
MSCS	Total Return Swap Contracts	2,763	(2,763)	—	—	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		1,296,608	(653,405)	643,203	—	(643,203)	—

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $10,852,028.

AQR Funds	Annual Report	December 2016

Notes to Financial Statements	December 31, 2016

AQR RISK PARITY OFFSHORE FUND LTD.

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT
CITI	Total Return Swap Contracts	$50,192	$(50,192)	$—	$—	$—	$—
GSIN	Total Return Swap Contracts	10,996	—	10,996	—	—	10,996
MACQ	Total Return Swap Contracts	168,765	(135,622)	33,143	—	—	33,143
MLIN	Total Return Swap Contracts	280,708	(18,968)	261,740	—	—	261,740
SOCG	Total Return Swap Contracts	127,107	(127,107)	—	—	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		637,768	(331,889)	305,879	—	—	305,879

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (a)	NET AMOUNT
CITI	Total Return Swap Contracts	$116,643	$(50,192)	$66,451	$—	$(66,451)	$—
MACQ	Total Return Swap Contracts	135,622	(135,622)	—	—	—	—
MLIN	Total Return Swap Contracts	18,968	(18,968)	—	—	—	—
SOCG	Total Return Swap Contracts	162,572	(127,107)	35,465	—	(35,465)	—
Total financial instruments subject to a master netting arrangement or similar arrangement		433,805	(331,889)	101,916	—	(101,916)	—

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $660,034.

AQR Funds	Annual Report	December 2016

Notes to Financial Statements	December 31, 2016

AQR RISK PARITY II HV FUND

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT
BANA	Total Return Swap Contracts	$52,589	$—	$52,589	$—	$—	$52,589
BNPP	Repurchase Agreements	1,350,375	(1,350,375)	—	—	—	—
CITI	Forward Foreign Currency Exchange Contracts	79,741	(333)	79,408	—	—	79,408
GSIN	Total Return Swap Contracts	64,426	(900)	63,526	—	—	63,526
JPMC	Forward Foreign Currency Exchange Contracts	119,695	(326)	119,369	—	—	119,369
MPFS	Repurchase Agreements	1,928,625	(1,928,625)	—	—	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		3,595,451	(3,280,559)	314,892	—	—	314,892

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (a)	NET AMOUNT
CITI	Forward Foreign Currency Exchange Contracts	$333	$(333)	$—	$—	$—	$—
GSIN	Total Return Swap Contracts	900	(900)	—	—	—	—
JPMC	Forward Foreign Currency Exchange Contracts	326	(326)	—	—	—	—
BNPP	Reverse Repurchase Agreements	6,208,125	(1,350,375)	4,857,750	(4,857,750)	—	—
MPFS	Reverse Repurchase Agreements	7,452,462	(1,928,625)	5,523,837	(5,523,837)	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		13,662,146	(3,280,559)	10,381,587	(10,381,587)	—	—

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $1,192,648.

AQR Funds	Annual Report	December 2016

Notes to Financial Statements	December 31, 2016

AQR RISK PARITY II HV OFFSHORE FUND LTD.

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT
CITI	Total Return Swap Contracts	$12,287	$(12,287)	$—	$—	$—	$—
GSIN	Total Return Swap Contracts	3,548	(590)	2,958	—	—	2,958
MACQ	Total Return Swap Contracts	95,406	(37,415)	57,991	—	—	57,991
SOCG	Total Return Swap Contracts	53,011	(53,011)	—	—	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		164,252	(103,303)	60,949	—	—	60,949

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (a)	NET AMOUNT
CITI	Total Return Swap Contracts	$44,070	$(12,287)	$31,783	$—	$(31,783)	$—
GSIN	Total Return Swap Contracts	590	(590)	—	—	—	—
MACQ	Total Return Swap Contracts	37,415	(37,415)	—	—	—	—
SOCG	Total Return Swap Contracts	53,882	(53,011)	871	—	(871)	—
Total financial instruments subject to a master netting arrangement or similar arrangement		135,957	(103,303)	32,654	—	(32,654)	—

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $177,504.

AQR Funds	Annual Report	December 2016

Notes to Financial Statements	December 31, 2016

AQR RISK PARITY II MV FUND

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT
BANA	Total Return Swap Contracts	$74,784	$—	$74,784	$—	$—	$74,784
CITI	Forward Foreign Currency Exchange Contracts	76,207	(477)	75,730	—	—	75,730
GSIN	Total Return Swap Contracts	55,062	—	55,062	—	—	55,062
JPMC	Forward Foreign Currency Exchange Contracts	114,323	(546)	113,777	—	—	113,777
Total financial instruments subject to a master netting arrangement or similar arrangement		320,376	(1,023)	319,353	—	—	319,353

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (a)	NET AMOUNT
CITI	Forward Foreign Currency Exchange Contracts	$477	$(477)	$—	$—	$—	$—
JPMC	Forward Foreign Currency Exchange Contracts	546	(546)	—	—	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		1,023	(1,023)	—	—	—	—

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $890,384.

AQR Funds	Annual Report	December 2016

Notes to Financial Statements	December 31, 2016

AQR RISK PARITY II MV OFFSHORE FUND LTD.

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT
CITI	Total Return Swap Contracts	$10,705	$(10,705)	$—	$—	$—	$—
GSIN	Total Return Swap Contracts	1,764	—	1,764	—	—	1,764
MACQ	Total Return Swap Contracts	131,730	(70,606)	61,124	—	—	61,124
SOCG	Total Return Swap Contracts	37,300	(37,300)	—	—	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		181,499	(118,611)	62,888	—	—	62,888

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (a)	NET AMOUNT
CITI	Total Return Swap Contracts	$51,102	$(10,705)	$40,397	$—	$(40,397)	$—
MACQ	Total Return Swap Contracts	70,606	(70,606)	—	—	—	—
SOCG	Total Return Swap Contracts	41,155	(37,300)	3,855	—	(3,855)	—
Total financial instruments subject to a master netting arrangement or similar arrangement		162,863	(118,611)	44,252	—	(44,252)	—

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $386,082.

AQR Funds	Annual Report	December 2016

Notes to Financial Statements	December 31, 2016

AQR STYLE PREMIA ALTERNATIVE FUND

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT
BANA	Total Return Swap Contracts	$6,085,021	$(4,071,158)	$2,013,863	$—	$—	$2,013,863
CITI	Forward Foreign Currency Exchange Contracts	13,738,432	(13,615,275)	123,157	—	—	123,157
GSIN	Total Return Swap Contracts	2,736,292	(82,888)	2,653,404
	Total Return Basket Swap Contracts	179,926,708	(22,383,878)	157,542,830
	Total GSIN	182,663,000	(22,466,766)	160,196,234	—	—	160,196,234
JPMC	Forward Foreign Currency Exchange Contracts	20,025,586	(20,015,271)	10,315	—	—	10,315
Total financial instruments subject to a master netting arrangement or similar arrangement		222,512,039	(60,168,470)	162,343,569	—	—	162,343,569

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (a)	NET AMOUNT
BANA	Total Return Swap Contracts	$4,071,158	$(4,071,158)	$—	$—	$—	$—
CITI	Forward Foreign Currency Exchange Contracts	13,615,275	(13,615,275)	—	—	—	—
GSIN	Total Return Swap Contracts	82,888	(82,888)	—
	Total Return Basket Swap Contracts	22,383,878	(22,383,878)	—
	Total GSIN	22,466,766	(22,466,766)	—	—	—	—
JPMC	Forward Foreign Currency Exchange Contracts	20,015,271	(20,015,271)	—	—	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		60,168,470	(60,168,470)	—	—	—	—

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $471,815,530.

AQR Funds	Annual Report	December 2016

Notes to Financial Statements	December 31, 2016

AQR STYLE PREMIA ALTERNATIVE OFFSHORE FUND LTD.

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (A)	NET AMOUNT
CITI	Total Return Swap Contracts	$1,555,887	$—	$1,555,887	$—	$(1,555,887)	$—
GSIN	Total Return Swap Contracts	116,950	—	116,950	—	(116,950)	—
MACQ	Total Return Swap Contracts	1,217,220	—	1,217,220	—	(1,217,220)	—
SOCG	Total Return Swap Contracts	345,630	—	345,630	—	(305,079)	40,551
Total financial instruments subject to a master netting arrangement or similar arrangement		3,235,687	—	3,235,687	—	(3,195,136)	40,551

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $5,360,272.

AQR STYLE PREMIA ALTERNATIVE LV FUND

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT
BANA	Total Return Swap Contracts	$183,109	$(183,109)	$—	$—	$—	$—
CITI	Forward Foreign Currency Exchange Contracts	801,795	(799,016)	2,779	—	—	2,779
GSIN	Total Return Swap Contracts	83,641	(4,592)	79,049
	Total Return Basket Swap Contracts	9,743,564	(969,040)	8,774,524
	Total GSIN	9,827,205	(973,632)	8,853,573	—	—	8,853,573
JPMC	Forward Foreign Currency Exchange Contracts	1,152,045	(1,146,126)	5,919	—	—	5,919
MSCS	Total Return Swap Contracts	271,903	—	271,903	—	—	271,903
Total financial instruments subject to a master netting arrangement or similar arrangement		12,236,057	(3,101,883)	9,134,174	—	—	9,134,174

AQR Funds	Annual Report	December 2016

Notes to Financial Statements	December 31, 2016

AQR STYLE PREMIA ALTERNATIVE LV FUND (continued)

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (a)	NET AMOUNT
BANA	Total Return Swap Contracts	$242,975	$(183,109)	$59,866	$—	$(59,866)	$—
CITI	Forward Foreign Currency Exchange Contracts	799,016	(799,016)	—	—	—	—
GSIN	Total Return Swap Contracts	4,592	(4,592)	—
	Total Return Basket Swap Contracts	969,040	(969,040)	—
	Total GSIN	973,632	(973,632)	—	—	—	—
JPMC	Forward Foreign Currency Exchange Contracts	1,146,126	(1,146,126)	—	—	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		3,161,749	(3,101,883)	59,866	—	(59,866)	—

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $26,237,642.

AQR STYLE PREMIA ALTERNATIVE LV OFFSHORE FUND LTD.

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT
MACQ	Total Return Swap Contracts	$3,771	$(3,771)	$—	$—	$—	$—
Total financial instruments subject to a master netting arrangement or similar arrangement		3,771	(3,771)	—	—	—	—

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (a)	NET AMOUNT
CITI	Total Return Swap Contracts	$78,823	$—	$78,823	$—	$—	$78,823
GSIN	Total Return Swap Contracts	5,213	—	5,213	—	—	5,213
MACQ	Total Return Swap Contracts	53,966	(3,771)	50,195	—	(50,195)	—
SOCG	Total Return Swap Contracts	37,730	—	37,730	—	(20,177)	17,553
Total financial instruments subject to a master netting arrangement or similar arrangement		175,732	(3,771)	171,961	—	(70,372)	101,589

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $220,378.

AQR Funds	Annual Report	December 2016

Notes to Financial Statements	December 31, 2016

For the year ended December 31, 2016, the quarterly average notional values of the derivatives held by the Funds were as follows:

Derivatives Volume Disclosure*

	AQR DIVERSIFIED ARBITRAGE FUND	AQR EQUITY MARKET NEUTRAL FUND	AQR GLOBAL MACRO FUND	AQR LONG- SHORT EQUITY FUND	AQR MULTI- STRATEGY ALTERNATIVE FUND	AQR RISK- BALANCED COMMODITIES STRATEGY FUND	AQR RISK PARITY FUND
Futures Contracts:
Average Notional Balance—Long	$—	$—	$125,941,919	$726,821,472	$5,219,982,177	$268,984,476	$535,015,828
Average Notional Balance—Short	128,723,707	—	113,207,669	—	3,636,609,845	70,603,562	15,244,284
Ending Notional Balance—Long	—	—	35,551,442	1,132,271,752	4,206,372,314	429,462,888	459,209,476
Ending Notional Balance—Short	90,995,483	—	46,359,126	—	5,770,860,237	118,779,158	14,776,659
Forward Foreign Currency Exchange Contracts:
Average Settlement Value—Purchased	4,727,821	12,081,161	38,563,641	251,045,161	2,307,136,412	—	119,968,752
Average Settlement Value—Sold	30,778,462	45,096,292	38,480,976	20,624,949	2,410,126,486	—	144,547,996
Ending Value— Purchased	1,394,500	12,487,636	36,415,818	453,614,339	2,301,671,938	—	85,755,087
Ending Value—Sold	20,355,640	54,490,686	36,566,906	15,291,190	2,636,955,816	—	115,498,174
Exchange-Traded Options:
Average Number of Contracts— Written	1,662	—	—	—	866	—	—
Ending Number of Contracts— Written	—	—	—	—	411	—	—
Credit Default Swaps:
Average Notional Balance—Buy Protection	48,025,000	—	—	—	39,996,750	—	—
Average Notional Balance—Sell Protection	—	—	—	—	350,002,667	—	306,000,000
Ending Notional Balance—Buy Protection	20,875,000	—	—	—	72,012,000	—	—
Ending Notional Balance—Sell Protection	—	—	—	—	443,983,000	—	350,900,000
Total Return Swaps:
Average Notional Balance—Long	—	—	3,216,272	26,869,185	277,183,019	43,503,390	43,316,839
Average Notional Balance— Short	—	—	2,368,230	—	426,203,105	19,527,433	7,150,677
Ending Notional Balance— Long	—	—	3,281,797	39,697,948	415,711,904	54,167,115	44,712,554
Ending Notional Balance—Short	—	—	3,508,805	—	493,696,509	20,580,001	899,791
Interest Rate-Related Swaps (Interest Rate Swaps):
Average Notional Balance—Pays Fixed rate	—	—	554,750,223	—	—	—	61,175,975
Average Notional Balance—Receives Fixed rate	—	—	586,327,934	—	—	—	73,134,162
Ending Notional Balance—Pays Fixed Rate	—	—	427,936,021	—	—	—	51,084,837
Ending Notional Balance—Receives Fixed Rate	—	—	381,707,298	—	—	—	42,225,534
Total Return Basket Swaps:
Average Notional of Underlying Positions—Long	169,132,161	1,033,871,767	—	1,885,029,900	4,954,406,851	—	—
Average Notional of Underlying Positions—Short	64,302,186	973,136,003	—	1,776,677,759	4,093,654,248	—	—
Ending Notional Balance—Long	176,425,433	1,364,729,607	—	3,106,844,331	5,515,383,728	—	—
Ending Notional Balance—Short	63,328,294	1,327,101,571	—	3,026,647,130	4,526,357,290	—	—

AQR Funds	Annual Report	December 2016

Notes to Financial Statements	December 31, 2016

Derivatives Volume Disclosure* (continued)

	AQR RISK PARITY II HV FUND	AQR RISK PARITY II MV FUND	AQR STYLE PREMIA ALTERNATIVE FUND	AQR STYLE PREMIA ALTERNATIVE LV FUND
Futures Contracts:
Average Notional Balance—Long	$122,404,700	$139,089,594	$12,682,084,276	$694,189,414
Average Notional Balance—Short	2,499,003	2,534,539	7,598,685,251	422,012,158
Ending Notional Balance—Long	133,261,066	131,367,845	11,406,336,423	617,953,535
Ending Notional Balance—Short	4,344,530	2,638,207	4,738,757,483	259,195,055
Forward Foreign Currency Exchange Contracts:
Average Settlement Value—Purchased	688,214	640,405	1,902,515,214	106,528,263
Average Settlement Value—Sold	11,505,265	12,642,818	1,998,646,960	110,741,767
Ending Value— Purchased	57,036	107,490	2,070,207,844	121,413,745
Ending Value—Sold	13,500,963	12,872,981	2,079,431,266	122,197,795
Total Return Swaps:
Average Notional Balance—Long	8,858,962	11,184,237	446,997,070	27,324,298
Average Notional Balance— Short	1,131,865	1,889,566	189,080,228	10,435,814
Ending Notional Balance— Long	11,617,960	11,949,949	519,434,575	32,875,115
Ending Notional Balance—Short	238,850	329,922	377,524,775	21,568,435
Total Return Basket Swaps:
Average Notional of Underlying Positions—Long	—	—	2,827,758,476	144,926,790
Average Notional of Underlying Positions—Short	—	—	2,242,304,221	114,375,882
Ending Notional Balance—Long	—	—	3,635,028,326	187,094,613
Ending Notional Balance—Short	—	—	2,900,146,648	150,531,497

*	Notional values as of each quarter end are used to calculate the average represented.

10. Investment Advisory and Other Agreements

The Adviser serves as the investment adviser to each of the Funds pursuant to a Third Amended and Restated Investment Management Agreement, dated January 29, 2017 as amended, entered into by the Trust, on behalf of the Funds (the “Advisory Agreement”). Under the Advisory Agreement, the Adviser furnishes a continuous investment program for each Fund’s portfolio, makes day-to-day investment decisions for the Funds, and manages the Funds’ investments in accordance with the stated policies of each Fund. The Adviser is also responsible for selecting brokers and dealers to execute purchase and sale orders for the portfolio transactions of each Fund, subject to its obligation to seek best execution, and also provides certain other administrative services to each Fund. The Adviser provides persons satisfactory to the Funds’ Board to serve as officers of the Funds.

Pursuant to the Advisory Agreement, the Funds currently pay the Investment Advisory fee calculated on the average daily net assets for each Fund, in the annual ratios below:

FUND	RATIO
AQR Diversified Arbitrage Fund	1.00%
AQR Equity Market Neutral Fund	1.10
AQR Global Macro Fund	1.25
AQR Long-Short Equity Fund	1.10
AQR Multi-Strategy Alternative Fund	1.80
AQR Risk-Balanced Commodities Strategy Fund	0.80
AQR Risk Parity Fund	0.75	(a)
AQR Risk Parity II HV Fund	0.95	(b)
AQR Risk Parity II MV Fund	0.75	(c)
AQR Style Premia Alternative Fund	1.35
AQR Style Premia Alternative LV Fund	0.65

(a)	The AQR Risk Parity Fund Advisory Fee is based on the following two tier structure. The first tier charges 0.75% on the first $1 billion of net assets and the second tier charges 0.70% on net assets in excess of $1 billion.
(b)	The AQR Risk Parity II HV Fund Advisory Fee is based on the following three tier structure. The first tier charges 0.95% of the first $1 billion of net assets; the second tier charges 0.925% on net assets in excess of the $1 billion, up to $3 billion; and the third tier charges 0.90% on net assets in excess of $3 billion.
(c)	The AQR Risk Parity II MV Fund Advisory Fee is based on the following three tier structure. The first tier charges 0.75% of the first $1 billion of net assets; the second tier charges 0.725% on net assets in excess of the $1 billion, up to $3 billion; and the third tier charges 0.70% on net assets in excess of $3 billion.

AQR Funds	Annual Report	December 2016

Notes to Financial Statements	December 31, 2016

The Trust and the Adviser have entered into a Fee Waiver and Expense Reimbursement Agreement (“Fee Waiver Agreement”) whereby the Adviser has agreed to waive its fee and/or reimburse each Fund at least through April 30, 2018 for Class I, N and R6 shares, respectively, unless otherwise noted. Pursuant to the Fee Waiver Agreement, the Adviser has agreed to waive and/or reimburse each Fund to the extent that the total annual fund operating expense ratios (including the consolidated expenses of the Subsidiaries), exclusive of interest, taxes, borrowing costs, acquired fund fees and expenses, dividend and interest expense related to short sales, and extraordinary expenses exceed the following ratios:

FUND	CLASS I	CLASS N	CLASS R6
AQR Diversified Arbitrage Fund	1.20%	1.45%	1.10%
AQR Equity Market Neutral Fund	1.30	1.55	1.20
AQR Global Macro Fund	1.45	1.70	1.35
AQR Long-Short Equity Fund	1.30	1.55	1.20
AQR Multi-Strategy Alternative Fund	1.98	2.23	1.88
AQR Risk-Balanced Commodities Strategy Fund	1.00	1.25	0.90
AQR Risk Parity Fund	0.95	1.20	0.85
AQR Risk Parity II HV Fund	1.15	1.40	1.05
AQR Risk Parity II MV Fund	0.95	1.20	0.85
AQR Style Premia Alternative Fund	1.50	1.75	1.40
AQR Style Premia Alternative LV Fund	0.85	1.10	0.75

For the year ended December 31, 2016 the Funds’ Adviser waived fees and/or reimbursed expenses for each of the Funds as follows:

FUND	INVESTMENT ADVISORY FEES WAIVED	EXPENSE REIMBURSEMENTS	TOTAL
AQR Diversified Arbitrage Fund	$507,166	$6,638	$513,804
AQR Equity Market Neutral Fund	—	4,780	4,780
AQR Global Macro Fund	197,548	16,601	214,149
AQR Risk-Balanced Commodity Fund	128,305	1,205	129,510
AQR Risk Parity Fund	79,434	1,313	80,747
AQR Risk Parity II HV Fund	202,923	—	202,923
AQR Risk Parity II MV Fund	187,734	1,319	189,053
AQR Style Premia Alternative Fund	787,929	26,458	814,387
AQR Style Premia Alternative LV Fund	101,763	8,306	110,069

The Trust, in turn, agreed that the Funds will repay the fee waiver/expense reimbursement to the Adviser. Such repayment shall be made only out of the class of the Fund for which the applicable fee waiver and expense reimbursement was made. Repayments with respect to a Fund must be limited to amounts that do not cause the aggregate operating expenses of the Fund attributable to a share class during a year in which such repayment is made to exceed the lesser of (i) the applicable limits in effect at the time of the waiver and/or reimbursement, or (ii) the applicable limits in effect at the time of recapture. A repayment shall be payable only to the extent it can be made during the thirty-six months following the applicable period during which the Adviser waived fees or reimbursed the applicable Fund for its operating expenses under the Agreement.

For the year ended December 31, 2016, the amounts waived and reimbursed by the Adviser, as well as the amounts available for potential future recoupment by the Adviser and the expiration schedule at December 31, 2016 are as follows:

	FEES WAIVED/ REIMBURSED FOR THE YEAR ENDED DECEMBER 31, 2016	TOTAL POTENTIAL RECOUPMENT AMOUNT DECEMBER 31, 2016	POTENTIAL RECOUPMENT AMOUNTS EXPIRING DECEMBER 31
			2017	2018	2019

AQR DIVERSIFIED ARBITRAGE FUND
Class I	$388,597	$688,271	$6,759	$292,915	$388,597
Class N	122,406	193,492	—	71,086	122,406
Class R6	2,801	3,008	1	206	2,801

Totals	$513,804	$884,771	$6,760	$364,207	$513,804

AQR Funds	Annual Report	December 2016

Notes to Financial Statements	December 31, 2016

	FEES WAIVED/ REIMBURSED FOR THE YEAR ENDED DECEMBER 31, 2016	TOTAL POTENTIAL RECOUPMENT AMOUNT DECEMBER 31, 2016	POTENTIAL RECOUPMENT AMOUNTS EXPIRING DECEMBER 31
			2017	2018	2019

AQR EQUITY MARKET NEUTRAL FUND
Class I	$—	$114,438	$6,286	$108,152	$—
Class N	—	58,491	1,211	57,280	—
Class R6	4,780	74,580	43,452	26,348	4,780

Totals	$4,780	$247,509	$50,949	$191,780	$4,780

AQR GLOBAL MACRO FUND
Class I	$152,972	$490,734	$211,421	$126,341	$152,972
Class N	35,782	114,560	7,011	71,767	35,782
Class R6	25,395	26,143	365	383	25,395

Totals	$214,149	$631,437	$218,797	$198,491	$214,149

AQR LONG-SHORT EQUITY FUND
Class I	$—	$194,592	$113,987	$80,605	$—
Class N	—	38,685	22,010	16,675	—
Class R6	—	—	—	—	—

Totals	$—	$233,277	$135,997	$97,280	$—

AQR MULTI-STRATEGY ALTERNATIVE FUND
Class I	$—	$352,197	$193,951	$158,246	$—
Class N	—	48,476	39,755	8,721	—
Class R6	—	—	—	—	—

Totals	$—	$400,673	$233,706	$166,967	$—

AQR RISK-BALANCED COMMODITIES STRATEGY FUND
Class I	$55,960	$340,885	$146,283	$138,642	$55,960
Class N	3,059	37,293	26,863	7,371	3,059
Class R6	70,491	113,012	366	42,155	70,491

Totals	$129,510	$491,190	$173,512	$188,168	$129,510

AQR RISK PARITY FUND
Class I	$74,115	$143,233	$—	$69,118	$74,115
Class N	3,459	8,152	—	4,693	3,459
Class R6	3,173	3,433	1	259	3,173

Totals	$80,747	$154,818	$1	$74,070	$80,747

AQR RISK PARITY II HV FUND
Class I	$172,084	$430,047	$118,124	$139,839	$172,084
Class N	22,048	88,884	38,672	28,164	22,048
Class R6	8,791	16,248	122	7,335	8,791

Totals	$202,923	$535,179	$156,918	$175,338	$202,923

AQR RISK PARITY II MV FUND
Class I	$174,716	$465,648	$126,164	$164,768	$174,716
Class N	13,156	42,177	16,202	12,819	13,156
Class R6	1,181	1,405	57	167	1,181

Totals	$189,053	$509,230	$142,423	$177,754	$189,053

AQR STYLE PREMIA ALTERNATIVE FUND
Class I	$499,572	$788,512	$—	$288,940	$499,572
Class N	44,692	85,072	23,532	16,848	44,692
Class R6	270,123	351,861	3,725	78,013	270,123

Totals	$814,387	$1,225,445	$27,257	$383,801	$814,387

AQR STYLE PREMIA ALTERNATIVE LV FUND
Class I	$79,631	$269,255	$12,440	$177,184	$79,631
Class N	11,465	74,339	12,768	50,106	11,465
Class R6	18,973	205,260	113,104	73,183	18,973

Totals	$110,069	$548,854	$138,312	$300,473	$110,069

AQR Funds	Annual Report	December 2016

Notes to Financial Statements	December 31, 2016

During the year ended December 31, 2016, the Funds recouped amounts as follows:

FUND	CLASS I	CLASS N	CLASS R6
AQR Equity Market Neutral Fund	$10,931	$13,718	$—
AQR Long-Short Equity Fund	140,943	23,852	1,659
AQR Multi-Strategy Alternative Fund	211,044	31,566	4,708

Pursuant to the Sub-Advisory Agreements between the Sub-Adviser, the Adviser and the Trust, the Adviser will pay the Sub-Adviser an annual fee, payable monthly, at the annual rate of 0.50% and 0.35% of the average daily net assets for the AQR Diversified Arbitrage Fund and the AQR Multi-Strategy Alternative Fund, respectively.

JPMorgan Chase Bank, N.A., serves as the Funds’ Administrator, Accounting Agent and Custodian.

State Street Bank and Trust Company, together with JPMorgan Chase Bank, N.A., serve as Custodian of the AQR Diversified Arbitrage Fund, the AQR Equity Market Neutral Fund, the AQR Long-Short Equity Fund, the AQR Multi-Strategy Alternative Fund, the AQR Style Premia Alternative Fund and the AQR Style Premia Alternative LV Fund.

ALPS Fund Services, Inc. serves as the Funds’ Transfer Agent, and ALPS Distributors, Inc. serves as the Funds’ Distributor.

During the year ended December 31, 2016, the Adviser made a payment to the AQR Multi-Strategy Alternative Fund of $3,553,831 relating to a trading error. The impact of the Adviser’s contribution on the Fund’s total return was 0.10%, 0.00% and 0.10% for Class I, N and R6 respectively. The amount has been included in Net realized gain (loss) from investments in securities in the Statements of Operations.

11. Distribution Plan

The Trust has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to the Class N shares of the Funds. The Plan allows for the payment of services related to the distribution and servicing of these shares at a rate of up to 0.25% per annum of the average daily net asset value of the Class N shares of the Funds.

12. Principal Risks and Concentrations

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). A Fund’s investments in financial derivatives and other financial instruments may expose the Fund to various elements of market risks which include interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Convertible securities and nonconvertible income producing securities are subject to certain risks, including (i) if interest rates go up, the value of convertible securities and non-convertible income-producing securities in the Funds’ portfolio generally will decline; (ii) during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Funds to reinvest in lower yielding securities (call or prepayment risk); and (iii) during periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments (extension risk).

Currency risk arises from the possibility that fluctuations in foreign exchange rates will affect the value of cash balances held in foreign currencies and non-U.S. denominated financial instruments. In addition, the Funds’ use of forward foreign currency exchange contracts may expose them to the risk that the value of the foreign currency changes unfavorably relative to the U.S. Dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Funds may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s net asset value to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the net asset value of a Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Exposure to the commodities markets may subject a Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments and exchange-traded notes may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

AQR Funds	Annual Report	December 2016

Notes to Financial Statements	December 31, 2016

In addition to market risk, the Funds may be exposed to the risk that one or more securities in the Funds’ portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status (credit risk). Credit risk is measured by the loss a Fund would record if the major financial institution or other counterparties failed to perform pursuant to terms of their obligations. Certain Funds may primarily maintain cash balances at one or several major financial institutions that may exceed federally insured limits and as such each of the Funds have credit risk associated with such financial institutions. In general, lower rated securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Funds’ net asset value or dividends. The Funds minimize credit risk by monitoring credit exposure and collateral values, and by requiring additional collateral to be promptly deposited with or returned to each of the Funds when deemed necessary.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. By using derivative instruments, the Funds may be exposed to the risk that derivative counterparties may not perform in accordance with the contractual provisions offset by the value of any collateral received. The Funds’ exposure to credit risk associated with counterparty non-performance is limited to the unrealized gains inherent in such transactions that are recognized in the Statements of Assets and Liabilities. The counterparties to the Funds’ derivative investments may include affiliates of the Funds’ clearing brokers and other major financial institutions. While the Funds use multiple clearing brokers and counterparties, a concentration of credit risk may exist because of balances held and transactions with a limited number of clearing brokers and counterparties. The Funds minimize counterparty credit risk through credit limits and approvals, credit monitoring procedures, executing master netting arrangements and managing margin and collateral requirements, as appropriate.

In the normal course of business, the Funds may enter into agreements with certain counterparties for derivative transactions. A number of each Fund’s Master Agreements contain provisions that require each Fund to maintain a predetermined level of net assets, and/or provide limits regarding the decline of a Fund’s net asset value over specified time periods. If a Fund was to violate such provisions, the counterparties to the derivative instruments could request immediate payment or demand immediate collateralization on derivative instruments in net liability positions. If such events are not cured by the Fund or waived by the counterparties, they may decide to curtail or limit extension of credit, and the Fund may be forced to unwind its derivative positions which may result in material losses.

The Funds, at times, utilize substantial leverage in their investment program. Such leverage may take the form of trading on margin, investing in derivative instruments that are inherently leveraged, entering into reverse repurchase transactions and entering into other forms of direct and indirect borrowings. There is no guarantee that the Funds’ borrowing arrangement or other arrangements for obtaining leverage will continue to be available, or if available, will be available on terms and conditions acceptable to the Funds. Unfavorable economic conditions also could increase funding costs, limit access to the capital markets or result in a decision by lenders not to extend credit to the Funds. In addition, a decline in market value of the Funds’ assets may have particular adverse consequences in instances where they have borrowed money based on the market value of those assets. A decrease in market value of those assets may result in the lender (including derivative counterparties) requiring the Funds to post additional collateral or otherwise sell assets at a time when it may not be in the Funds’ best interest to do so.

The Adviser relies heavily on quantitative models and information and data supplied by third parties. When models and data prove to be incorrect or incomplete, any decisions made in reliance thereon may expose the Fund to potential risks. Such models may produce unexpected results, which can result in losses for a Fund.

Periodically, the Funds may be a party to legal actions arising in the ordinary course of business. The Funds are currently not subject to any actions that either individually or in the aggregate are expected to have a material impact on their results of operations, cash flows or financial condition.

13. Holdings of 5% Voting Securities

The 1940 Act defines affiliates as companies in which the Fund owns at least 5% of the outstanding voting securities. The following is a summary of transactions with each affiliated company during the year ended December 31, 2016:

AQR DIVERSIFIED ARBITRAGE FUND
NAME OF ISSUER	NUMBER OF SHARES/UNITS AT 12/31/15	GROSS ADDITIONS	GROSS REDUCTIONS	NUMBER OF SHARES HELD AT END OF YEAR 12/31/16	VALUE AT END OF YEAR 12/31/16	INVESTMENT INCOME	REALIZED GAIN (LOSS)
1347 Capital Corp. (Common Stock)	420,504	—	(420,504)	—	$—	$—	$173
Arowana, Inc. (Common Stock)	787,920	—	(787,920)	—	—	—	468,066
Barington/Hilco Acquisition Corp. (Common Stock)	487,260	—	(487,260)	—	—	—	(68,321)

AQR Funds	Annual Report	December 2016

Notes to Financial Statements	December 31, 2016

AQR DIVERSIFIED ARBITRAGE FUND (continued)
NAME OF ISSUER	NUMBER OF SHARES/UNITS AT 12/31/15	GROSS ADDITIONS	GROSS REDUCTIONS	NUMBER OF SHARES HELD AT END OF YEAR 12/31/16	VALUE AT END OF YEAR 12/31/16	INVESTMENT INCOME	REALIZED GAIN (LOSS)
Dundee Acquisition Ltd., Class A (Common Stock)	1,260,000	—	(1,260,000)	—	$—	$—	$(1,302,864)
Education Management (Common Stock)*	26,919,323	—	(8,394,260)	18,525,063	111,150	—	(299,053)
FinTech Acquisition Corp. (Common Stock)	810,000	—	(810,000)	—	—	—	25,372
Garnero Group Acquisition Co. (Common Stock)	1,800,200	—	(1,800,200)	—	—	—	90,011
Gibraltar Growth Corp., Class A (Common Stock)**	1,274,000	—	(100)	1,273,900	9,345,634	—	(63)
GP Investments Acquisition Corp. (Common Stock)	2,130,000	—	(2,130,000)	—	—	—	(916,345)
Harmony Merger Corp. (Common Stock)	1,375,100	—	(1,375,100)	—	—	—	(214,926)
Hunter Maritime Acquisition Corp. (Common Stock)*	—	950,000	—	950,000	9,642,500	—	—
Hydra Industries Acquisition Corp. (Common Stock)	1,620,000	—	(1,620,000)	—	—	—	(120,328)
KLR Energy Acquisition Corp. (Common Stock)*	—	500,000	—	500,000	5,175,000	—	—
Landcadia Holdings, Inc. (Common Stock)*	—	500,000	—	500,000	4,875,000	—	—
M I Acquisitions, Inc. (Common Stock)*	—	250,000	—	250,000	2,540,000	—	—
Origo Acquisition Corp. (Common Stock)*	325,500	—	—	325,500	3,385,200	—	—
Pacific Special Acquisition Corp. (Common Stock)*	373,500	—	—	373,500	3,828,375	—	—
Stellar Acquisition III, Inc. (Common Stock)*	—	600,000	—	600,000	6,180,000	—	—
1347 Capital Corp. (Rights)	420,504	—	(420,504)	—	—	—	—
Arowana, Inc. (Rights)	720,000	—	(720,000)	—	—	—	—
Barington/Hilco Acquisition Corp. (Rights)*	487,260	—	—	487,260	121,766	—	—
Garnero Group Acquisition Co. (Rights)	2,430,200	—	(2,430,200)	—	—	—	—
Hydra Industries Acquisition Corp. (Rights)	1,720,000	—	(1,720,000)	—	—	—	—
Origo Acquisition Corp. (Rights)*	325,500	—	—	325,500	113,925	—	—
Pacific Special Acquisition Corp. (Rights)*	373,500	—	—	373,500	197,955	—	—
Ability, Inc. (Warrants)*	1,454,787	—	(5,230)	1,449,557	46,386	—	7,446
Arowana, Inc. (Warrants)	720,000	—	(720,000)	—	—	—	—
Barington/Hilco Acquisition Corp. (Warrants)*	487,260	—	—	487,260	62,369	—	—
Dundee Acquisition Ltd. (Warrants)**	630,000	—	—	630,000	98,536	—	—
Education Management Corp. (Warrants)*	16,528,497	—	—	16,528,497	165	—	—
FinTech Acquisition Corp. (Warrants)	810,000	—	(810,000)	—	—	—	—
Garnero Group Acquisition Co. (Warrants)	2,430,200	—	(2,430,200)	—	—	—	—
Gibraltar Growth Corp. (Warrants)**	1,274,000	—	—	1,274,000	308,383	—	—
GP Investments Acquisition Corp. (Warrants)**	1,237,500	—	(250,000)	987,500	444,375	—	172,496

AQR Funds	Annual Report	December 2016

Notes to Financial Statements	December 31, 2016

AQR DIVERSIFIED ARBITRAGE FUND (continued)
NAME OF ISSUER	NUMBER OF SHARES/UNITS AT 12/31/15	GROSS ADDITIONS	GROSS REDUCTIONS	NUMBER OF SHARES HELD AT END OF YEAR 12/31/16	VALUE AT END OF YEAR 12/31/16	INVESTMENT INCOME	REALIZED GAIN (LOSS)
Harmony Merger Corp. (Warrants)*	1,475,100	—	—	1,475,100	$553,163	$—	$—
Inspired Entertainment, Inc. (Warrants)*	1,720,000	—	(186,957)	1,533,043	797,182	—	72,912
KLR Energy Acquisition Corp. (Warrants)*	—	500,000	—	500,000	700,000	—	—
Landcadia Holdings, Inc. (Warrants)*	—	500,000	—	500,000	330,000	—	—
Limbach Holdings, Inc. (Warrants)**	420,504	—	(84,000)	336,504	878,276	—	20,999
Origo Acquisition Corp. (Warrants)*	325,500	—	—	325,500	88,211	—	—
Pacific Special Acquisition Corp. (Warrants)*	373,500	—	—	373,500	104,580	—	—
Quinpario Acquisition Corp. 2 (Warrants)*	2,880,708	—	—	2,880,708	576,142	—	—
Tempus Applied Solution (Warrants)*	614,551	—	—	614,551	676	—	—
					$50,504,949	$—	$(2,064,425)

*	Affiliated as of December 31, 2016.
**	No longer affiliated as of December 31, 2016.

14. Line of Credit

Effective February 29, 2016 and terminating on February 28, 2017, the Trust renewed a committed syndicated line of credit (the “Agreement”) with Bank of America, N.A., as the Administrative Agent. Borrowing, if any, under this arrangement bears, as incurred, interest at the sum of (a) 1.0% per annum plus (b) the higher of (i) the Federal Funds Rate or (ii) the Eurodollar Rate, which is paid monthly. The maximum loan amount is the lesser of an amount which will not exceed the borrowing limits set forth in the Funds’ Prospectus and/or Registration Statement and will not cause the asset coverage ratio for any borrowings by a Fund to drop below the required amount under the Agreement (between 300-500% per Fund). The Agreement is subject to an annual commitment fee which is payable in arrears on a quarterly basis. In the event of a draw upon the line of credit, liquid assets of the borrowing Fund may be designated as collateral until its loan is repaid in full. Effective July 22, 2016 the line of credit available was increased to $285,000,000 from $275,000,000. On February 9, 2017 the Board of Trustees approved the amended and restated line of credit, effective February 24, 2017 to allow for up to $300,000,000 as part of a 364 day-revolving facility subject to substantially similar terms. The Funds did not have any borrowings for the year ended December 31, 2016.

15. Principal Ownership

As of December 31, 2016, the Funds had individual shareholder and/or omnibus accounts owning more than 5% of the total shares outstanding of the Fund as follows:

FUND	NUMBER OF INDIVIDUAL SHAREHOLDERS AND/OR OMNIBUS ACCOUNTS	TOTAL PERCENTAGE INTEREST HELD
AQR Diversified Arbitrage Fund	5	84.64%
AQR Equity Market Neutral Fund	5	67.76%
AQR Global Macro Fund*	6	87.12%
AQR Long-Short Equity Fund	9	80.89%
AQR Multi-Strategy Alternative Fund	3	75.82%
AQR Risk-Balanced Commodities Strategy Fund	6	86.48%
AQR Risk Parity Fund	4	82.13%
AQR Risk Parity II HV Fund*	8	90.81%
AQR Risk Parity II MV Fund	5	74.81%
AQR Style Premia Alternative Fund	4	70.45%
AQR Style Premia Alternative LV Fund	7	94.29%

*	The percentage held by the Adviser and/or affiliates is 29.46% and 17.18% respectively.

AQR Funds	Annual Report	December 2016

Notes to Financial Statements	December 31, 2016

Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

16. New Accounting Pronouncements and Regulations

In October 2016, the Securities and Exchange Commission (the “SEC”) adopted Final Rule Release No. 33-10231, Investment Company Reporting Modernization, to modernize and enhance the reporting and disclosure of information by registered investment companies. The SEC is adopting amendments to Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements. The new rules will allow the SEC to more effectively collect and use data reported by funds, enhance disclosure regarding fund liquidity and redemption practices, and permit open-end funds to offer swing pricing, subject to board approval and review.

Compliance with the modifications to Regulation S-X is required for financial statements filed with the SEC on or after August 1, 2017 and other amendments and rules are effective during 2018. Adoption of these rules will have no effect on the Funds’ net assets or results of operations. Management is currently evaluating the impact on the Funds’ financial statements.

17. Subsequent Events

The Funds have evaluated subsequent events through the date of issuance of this report and have determined that there are no material events other than noted above.

AQR Funds	Annual Report	December 2016

Report of Independent Registered Public Accounting Firm

To the Trustees of the AQR Trust and the Shareholders of AQR Diversified Arbitrage Fund, AQR Equity Market Neutral Fund, AQR Long-Short Equity Fund, AQR Multi-Strategy Alternative Fund, AQR Risk Parity II HV Fund, AQR Style Premia Alternative Fund, AQR Style Premia Alternative LV, AQR Global Macro Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Risk Parity Fund and AQR Risk Parity II MV Fund:

In our opinion, the (i) accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of each of AQR Diversified Arbitrage Fund, AQR Equity Market Neutral Fund, AQR Long-Short Equity Fund, AQR Multi-Strategy Alternative Fund, AQR Risk Parity II HV Fund, AQR Style Premia Alternative Fund and AQR Style Premia Alternative LV as of December 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, each of their cash flows for the year then ended, and each of their financial highlights for the periods presented therein, and (ii) accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of AQR Global Macro Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Risk Parity Fund, and AQR Risk Parity II MV Fund as of December 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and each of their financial highlights for the periods presented therein, (hereinafter referred to as the “Funds”), in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodians, brokers and transfer agents, provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 24, 2017

AQR Funds	Annual Report	December 2016

Other Federal Tax Information (Unaudited)

For the fiscal year ended December 31, 2016, the Funds designate the following percentages of ordinary income dividends, or maximum amount allowable, as qualifying for the reduced tax rate under the Jobs and Growth Tax Relief Reconciliation Act of 2003:

FUND	PERCENTAGE
AQR Diversified Arbitrage Fund	8.33%
AQR Equity Market Neutral Fund	32.53%
AQR Long-Short Equity Fund	13.30%

For the fiscal year ended December 31, 2016, the following percentages of income dividends paid by the Fund qualify for the dividends received deduction available to corporations:

FUND	PERCENTAGE
AQR Diversified Arbitrage Fund	7.40%

The Funds designate the following amounts, or the maximum allowable under Section 852 of the Internal Revenue Code, as long term capital gain dividends paid during the fiscal year ended December 31, 2016:

FUND	TOTAL
AQR Equity Market Neutral Fund	$85,029
AQR Global Macro Fund	$1,594,800
AQR Long-Short Equity Fund	$15,863,659
AQR Multi-Strategy Alternative Fund	$56,890,894
AQR Risk Parity Fund	$9,275,104
AQR Risk Parity II HV Fund	$996,808
AQR Risk Parity II MV Fund	$1,511,934
AQR Style Premia Alternative LV Fund	$743,832

The Funds designate the following amounts, or the maximum allowable under Section 871(k) of the Internal Revenue Code, as short-term capital gain dividends paid during the fiscal year ended December 31, 2016 to non-resident alien shareholders:

FUND	TOTAL
AQR Long-Short Equity Fund	$10,688,958
AQR Risk Parity Fund	$8,080,307
AQR Risk Parity II HV Fund	$544,824
AQR Risk Parity II MV Fund	$784,723

AQR Funds	Annual Report	December 2016

Fund Expense Examples (Unaudited)

As a shareholder of the Trust, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid for the Period Ending 12/31/16” to estimate the expenses you paid on your account during this period. Each Fund will indirectly bear its pro rata share of the expenses incurred by the underlying investments in which the Fund invests. These expenses are not included in the table.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The Fund will indirectly bear its pro rata share of the expenses incurred by the underlying investments in which the Fund invests. These expenses are not included in the table.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT DATE VALUE	ENDING ACCOUNT VALUE 12/31/16	ANNUALIZED EXPENSE RATIO FOR THE PERIOD	EXPENSES PAID FOR THE PERIOD ENDING 12/31/16

AQR Diversified Arbitrage Fund

Class I
Actual Return	$1,000.00	$1,074.00	2.32%	$12.09
Hypothetical Return	$1,000.00	$1,013.47	2.32%	$11.74

Class N
Actual Return	$1,000.00	$1,072.70	2.57%	$13.39
Hypothetical Return	$1,000.00	$1,012.22	2.57%	$13.00

Class R6
Actual Return	$1,000.00	$1,074.10	2.20%	$11.47
Hypothetical Return	$1,000.00	$1,014.08	2.20%	$11.14

AQR Equity Market Neutral Fund

Class I
Actual Return	$1,000.00	$1,056.70	1.88%	$9.72
Hypothetical Return	$1,000.00	$1,015.69	1.88%	$9.53

Class N
Actual Return	$1,000.00	$1,054.30	1.91%	$9.86
Hypothetical Return	$1,000.00	$1,015.53	1.91%	$9.68

Class R6
Actual Return	$1,000.00	$1,056.40	1.90%	$9.82
Hypothetical Return	$1,000.00	$1,015.58	1.90%	$9.63

AQR Funds	Annual Report	December 2016

Fund Expense Examples (Unaudited)

	BEGINNING ACCOUNT DATE VALUE	ENDING ACCOUNT VALUE 12/31/16	ANNUALIZED EXPENSE RATIO FOR THE PERIOD	EXPENSES PAID FOR THE PERIOD ENDING 12/31/16

AQR Global Macro Fund

Class I
Actual Return	$1,000.00	$1,032.50	1.42%	$7.25
Hypothetical Return	$1,000.00	$1,018.00	1.42%	$7.20

Class N
Actual Return	$1,000.00	$1,031.60	1.65%	$8.43
Hypothetical Return	$1,000.00	$1,016.84	1.65%	$8.36

Class R6
Actual Return	$1,000.00	$1,033.70	1.35%	$6.90
Hypothetical Return	$1,000.00	$1,018.35	1.35%	$6.85

AQR Long-Short Equity Fund

Class I
Actual Return	$1,000.00	$1,092.00	1.75%	$9.20
Hypothetical Return	$1,000.00	$1,016.34	1.75%	$8.87

Class N
Actual Return	$1,000.00	$1,090.90	1.97%	$10.35
Hypothetical Return	$1,000.00	$1,015.23	1.97%	$9.98

Class R6
Actual Return	$1,000.00	$1,091.50	1.82%	$9.57
Hypothetical Return	$1,000.00	$1,015.99	1.82%	$9.22

AQR Multi-Strategy Alternative Fund

Class I
Actual Return	$1,000.00	$1,025.30	2.46%	$12.52
Hypothetical Return	$1,000.00	$1,012.77	2.46%	$12.45

Class N
Actual Return	$1,000.00	$1,023.30	2.75%	$13.99
Hypothetical Return	$1,000.00	$1,011.31	2.75%	$13.90

Class R6
Actual Return	$1,000.00	$1,025.30	2.38%	$12.12
Hypothetical Return	$1,000.00	$1,013.17	2.38%	$12.04

AQR Risk-Balanced Commodities Strategy Fund

Class I
Actual Return	$1,000.00	$977.90	0.99%	$4.92
Hypothetical Return	$1,000.00	$1,020.16	0.99%	$5.03

Class N
Actual Return	$1,000.00	$975.90	1.25%	$6.21
Hypothetical Return	$1,000.00	$1,018.85	1.25%	$6.34

Class R6
Actual Return	$1,000.00	$977.00	0.90%	$4.47
Hypothetical Return	$1,000.00	$1,020.61	0.90%	$4.57

AQR Risk Parity Fund

Class I
Actual Return	$1,000.00	$992.80	0.93%	$4.66
Hypothetical Return	$1,000.00	$1,020.46	0.93%	$4.72

Class N
Actual Return	$1,000.00	$990.80	1.19%	$5.95
Hypothetical Return	$1,000.00	$1,019.15	1.19%	$6.04

Class R6
Actual Return	$1,000.00	$992.60	0.85%	$4.26
Hypothetical Return	$1,000.00	$1,020.86	0.85%	$4.32

AQR Funds	Annual Report	December 2016

Fund Expense Examples (Unaudited)

	BEGINNING ACCOUNT DATE VALUE	ENDING ACCOUNT VALUE 12/31/16	ANNUALIZED EXPENSE RATIO FOR THE PERIOD	EXPENSES PAID FOR THE PERIOD ENDING 12/31/16

AQR Risk Parity II HV Fund

Class I
Actual Return	$1,000.00	$977.20	1.28%	$6.36
Hypothetical Return	$1,000.00	$1,018.70	1.28%	$6.50

Class N
Actual Return	$1,000.00	$975.80	1.54%	$7.65
Hypothetical Return	$1,000.00	$1,017.39	1.54%	$7.81

Class R6
Actual Return	$1,000.00	$976.60	1.19%	$5.91
Hypothetical Return	$1,000.00	$1,019.15	1.19%	$6.04

AQR Risk Parity II MV Fund

Class I
Actual Return	$1,000.00	$985.40	0.93%	$4.64
Hypothetical Return	$1,000.00	$1,020.46	0.93%	$4.72

Class N
Actual Return	$1,000.00	$983.60	1.21%	$6.03
Hypothetical Return	$1,000.00	$1,019.05	1.21%	$6.14

Class R6
Actual Return	$1,000.00	$985.30	0.85%	$4.24
Hypothetical Return	$1,000.00	$1,020.86	0.85%	$4.32

AQR Style Premia Alternative Fund

Class I
Actual Return	$1,000.00	$998.30	1.99%	$10.00
Hypothetical Return	$1,000.00	$1,015.13	1.99%	$10.08

Class N
Actual Return	$1,000.00	$997.30	2.27%	$11.40
Hypothetical Return	$1,000.00	$1,013.72	2.27%	$11.49

Class R6
Actual Return	$1,000.00	$999.30	1.96%	$9.85
Hypothetical Return	$1,000.00	$1,015.28	1.96%	$9.93

AQR Style Premia Alternative LV Fund

Class I
Actual Return	$1,000.00	$1,000.70	1.09%	$5.48
Hypothetical Return	$1,000.00	$1,019.66	1.09%	$5.53

Class N
Actual Return	$1,000.00	$997.80	1.36%	$6.83
Hypothetical Return	$1,000.00	$1,018.30	1.36%	$6.90

Class R6
Actual Return	$1,000.00	$999.80	1.06%	$5.33
Hypothetical Return	$1,000.00	$1,019.81	1.06%	$5.38

Expenses are calculated using each Class’ annualized expense ratio, multiplied by the average account value for the period, multiplied by 184/366 (to reflect the one-half year period unless stated otherwise).

AQR Funds	Annual Report	December 2016

Trustees and Officers (Unaudited)	December 31, 2016

Listed in the chart below is basic information regarding the Trustees and Officers of the Trust. The address of each Officer and Trustee is Two Greenwich Plaza, 4th Floor, Greenwich CT 06830.

NAME AND YEAR OF BIRTH	CURRENT POSITION WITH THE TRUST, TERM OF OFFICE[1] AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PRESENT OR PAST DIRECTORSHIPS HELD BY TRUSTEE (DURING THE PAST 5 YEARS)
Disinterested Trustees[2]
Timothy K. Armour, M.B.A., 1948	Chairman of the Board, since 2010 and Trustee, since 2008	Interim Chief Executive Officer of Janus Capital Group (retired) (2009-2010) (financial services)	46	Janus Capital Group (2008- 2016); ETF Securities (2010- 2013)

L. Joe Moravy, M.B.A., CPA, 1950	Trustee, since 2008	Independent Consultant (since 2014); Managing Director, Finance Scholars Group (2010-2014) (consulting)	46	Nuveen Exchange Traded Commodities Funds (2012-2016)

William L. Atwell, M.B.A., 1950	Trustee, since 2011	Managing Director, Atwell Partners LLC (since 2012) (consulting); President (CIGNA International), CIGNA (2008- 2012) (insurance)	46	Webster Financial Corporation (since 2014)

Gregg D. Behrens, M.M., 1952	Trustee, since 2011	Retired from Northern Trust Company (since 2009) (banking)	46	None

Brian Posner, M.B.A., 1961	Trustee, since 2011	President, Point Rider Group LLC (since 2008) (consulting)	46	Biogen (since 2008); Bioverativ Inc. (since 2017) Biogen Inc. (since 2008); Arch Capital Group (since 2010); BG Medicine (2012- 2015); RiverPark Funds Trust (2010- 2012)

Mark. A. Zurack, M.B.A., CFA 1957	Trustee, since 2014	Senior Lecturer, Columbia Business School (since 2002); Visiting Senior Lecturer, Cornell University (2004-2013)	46	Exchange Traded Concepts Trust (since 2011); Source ETF Trust (2014-2015)

Interested Trustees[3]
David Kabiller, CFA, 1963	Trustee, since 2010	Founding Principal, AQR Capital Management, LLC (since 1998)	46	None

Marco Hanig, Ph.D., 1958	Trustee, since 2014; Chief Executive Officer, since 2009; President, since 2008	Principal, AQR Capital Management, LLC (since 2008)	46	None

Officers
H.J. Willcox, J.D., 1966	Chief Compliance Officer, since 2013	Managing Director and Chief Compliance Officer, AQR Capital Management, LLC (since 2013); Global Head of Compliance and Counsel KKR & Co., L.P. (2008-2013)	N/A	N/A

Heather Bonner, CPA, 1977	Chief Financial Officer, since 2014	Vice President, AQR Capital Management, LLC (since 2013); Senior Manager, PricewaterhouseCoopers, LLP (2007- 2013)	N/A	N/A

AQR Funds	Annual Report	December 2016

Trustees and Officers (Unaudited)	December 31, 2016

NAME AND YEAR OF BIRTH	CURRENT POSITION WITH THE TRUST, TERM OF OFFICE[1] AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PRESENT OR PAST DIRECTORSHIPS HELD BY TRUSTEE (DURING THE PAST 5 YEARS)
Gregory McNeil, M.S./M.B.A., CPA, 1975	Vice President and Treasurer, since 2015	Vice President, AQR Capital Management, LLC (since 2015); Assistant Treasurer, Franklin Templeton Investments (2010-2015)	N/A	N/A

Bradley Asness, J.D., M.B.A. 1969	Vice President, since 2009	Principal and Chief Legal Officer, AQR Capital Management, LLC (since 1998)	N/A	N/A

Brendan R. Kalb, J.D., 1975	Executive Vice President, since 2009; Secretary, since 2008	Managing Director and General Counsel, AQR Capital Management, LLC (since 2004)	N/A	N/A

Nicole DonVito, J.D., 1979	Chief Legal Officer, since 2014; Vice President, since 2009	Managing Director, Senior Counsel & Head of Registered Products, AQR Capital Management, LLC (since 2007)	N/A	N/A

(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or removal as provided in the Trust’s Declaration of Trust. A Disinterested Trustee may not hold office beyond December 31 of the year in which he turns 72.
(2)	A Disinterested Trustee is any Trustee that is not an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.
(3)	An Interested Trustee is a Trustee that is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Kabiller and Dr. Hanig are interested persons of the Trust because of their positions with the Adviser.

AQR Funds	Annual Report	December 2016

Board Approval of Investment Advisory Agreements (Unaudited)

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of the AQR Funds (the “Trust”) met in person on November 10-11, 2016 to consider the continuation of the: (i) Second Amended and Restated Investment Management Agreement, as amended, for the AQR Diversified Arbitrage Fund, AQR Equity Market Neutral Fund, AQR Global Macro Fund, AQR Long-Short Equity Fund, AQR Multi-Strategy Alternative Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Risk Parity Fund, AQR Risk Parity II MV Fund, AQR Risk Parity II HV Fund, AQR Style Premia Alternative Fund and AQR Style Premia Alternative LV Fund, and AQR Capital Management, LLC (“AQR”) (the “Investment Management Agreement”); (ii) Second Amended and Restated Investment Sub-Advisory Agreement between AQR and CNH Partners, LLC ( “CNH” or the “Sub-Adviser”) with respect to the AQR Diversified Arbitrage Fund (the “DAF Sub-Advisory Agreement”); and (iii) the Investment Sub-Advisory Agreement between AQR and CNH with respect to the AQR Multi-Strategy Alternative Fund (collectively with the DAF Sub-Advisory Agreement, the “Sub-Advisory Agreements”). Each of the aforementioned series of the Trust may be referred to herein as a “Fund” and collectively, the “Funds.” In connection with these considerations, the Board Members also considered the Third Amended and Restated Investment Management Agreement, amending and restating the Investment Management Agreement effective January 29, 2017, reflecting the addition of certain other series of the Trust (the “Amendment”). The Investment Management Agreement (including the Amendment) and the Sub-Advisory Agreements are referred to collectively herein as the “Management Agreement,” as applicable and as the context suggests.

In addition, the Board Members who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), held a separate telephonic meeting on November 4, 2016 with independent legal counsel to review the materials provided and the relevant legal considerations (together with the in-person meeting held on November 10-11, 2016, the “Meetings”). In accordance with Section 15(c) of the 1940 Act, the Board requested, reviewed and considered materials furnished by AQR and CNH relevant to the Board’s consideration of whether to approve the continuation of the Management Agreement. These materials included: (i) memoranda and materials provided by AQR describing the personnel and services provided to the Funds; (ii) memoranda and materials provided by AQR, describing the personnel and services provided by CNH to the AQR Diversified Arbitrage Fund and AQR Multi-Strategy Alternative Fund; (iii) performance information for the Funds relevant to the consideration of the Management Agreement; (iv) information independently compiled and prepared by Morningstar Associates, LLC (“Morningstar”) relating to the Funds’ fees and expenses and performance relative to peers; (v) a discussion of the financial information and profitability of AQR and CNH; and (vi) a discussion of the compliance programs of AQR and CNH and the regulatory exam histories of each. AQR and CNH are referred to herein as the “Adviser,” as applicable.

At the in-person meeting held on November 10-11, 2016, the Board, including the Independent Board Members, unanimously approved the continuation of the Management Agreement for an additional one-year period. The Board, including the Independent Board Members, also unanimously approved the Amendment. In approving the continuation of the Management Agreement, the Board considered all factors it believed to be relevant with respect to the Funds, including, among other factors: (a) the nature, extent and quality of the services provided by the Adviser; (b) the investment performance of the Funds and the Adviser’s portfolio management; (c) the management fee and the cost of the services and profits to be realized by the Adviser from the relationship with the Funds; (d) economies of scale; and (e) other factors.

The Board also considered other matters it deemed important to the approval process, such as services related to the valuation and pricing of the Funds’ portfolio holdings, direct and indirect benefits to the Adviser and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weightings to the various items considered.

In considering the renewal of the Management Agreement, the Board did not view the Management Agreement as creating third-party beneficiary rights in shareholders to enforce the terms of the Management Agreement.

The following is a summary of the Board’s discussion and views regarding the factors it considered in evaluating the Management Agreement:

The Nature, Extent and Quality of the Services Provided by the Adviser. The Board Members reviewed the services that the Adviser provides to the Funds under the Management Agreement, including certain administrative services. The Board considered the size and experience of the Adviser’s staff, its use of technology, and the Funds’ stated investment objectives, strategies and processes. The Board reviewed the overall qualifications of the Adviser as an investment adviser. In connection with the investment advisory services provided to the Funds, the Board Members took into account discussions they had with officers of the Adviser regarding the management of each Fund’s investments in accordance with the Funds’ stated investment objectives and policies and the types of transactions that are entered into on behalf of the Funds. During these discussions, the Board Members asked questions of, and received answers from, the officers of the Adviser regarding the formulation and implementation of the Funds’ investment strategies, their efficacy and potential risks.

In addition to the investment advisory services provided to the Funds, the Board Members considered that AQR also provides shareholder and administrative services, has responsibility for overseeing CNH with respect to the AQR Diversified Arbitrage Fund and AQR Multi-Strategy Alternative Fund, provides oversight of Fund accounting, provides marketing services, provides risk management, provides compliance oversight, and provides assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Funds. In particular, the Board Members reviewed the compliance, shareholder and administrative services provided to the Funds by AQR under the Management Agreement. The Board Members recognized the enterprise risk involved in providing services to the Funds over time.

Finally, the Independent Board Members had an opportunity to meet outside the presence of Fund management in executive session separately with independent legal counsel to discuss and consider the Management Agreement. Based on the presentations and materials at the Meetings, the Board concluded that the services provided to the Funds by AQR pursuant to the Management Agreement were of a high quality and benefit the Funds.

AQR Funds	Annual Report	December 2016

Board Approval of Investment Advisory Agreements (Unaudited)

Investment Performance of the Funds and the Adviser’s Portfolio Management. The Board considered the investment performance of each Fund. In particular, the Independent Board Members considered the investment performance of the Funds relative to their stated objectives and the Adviser’s success in reaching such goals as well as the performance of the Funds relative to their peers. The Board also considered the Adviser’s performance in managing other registered investment companies and private funds, noting that other funds the Adviser manages might have investment objectives, policies or restrictions different from those of the Funds. Based on these factors, the Board Members determined that AQR is an appropriate investment adviser for the Funds.

The Management Fee and the Cost of the Services and Profits Realized by the Adviser from the Relationship with the Funds. The Board, including the Independent Board Members, received and reviewed information regarding the management fees paid by the Funds to the Adviser pursuant to the Management Agreement. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services provided to the Funds.

To assist in this analysis, the Board received a report independently prepared by Morningstar (the “Morningstar Report”). The Morningstar Report showed comparative fee information for each Fund’s respective Morningstar category, including expense comparisons of contractual investment management fees and actual net expenses. The Board also reviewed information regarding the fees the Adviser charges for other funds and accounts managed by the Adviser, including sub-advised mutual funds, with similar investment strategies to the Funds. The Board noted the greater services provided by the Adviser to the Funds in contrast to the limited role of the Adviser when it sub-advises mutual funds.

The Board also received and reviewed information regarding the profitability of the Adviser with respect to Fund-related activities and the profitability of CNH with respect to its sub-advisory services for two of the Funds. The Board also reviewed the Adviser’s methodology of determining profitability. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Adviser, the types of funds managed, taxes, expense allocations and business mix, and therefore comparability of profitability is somewhat limited.

The Board reviewed the Adviser’s unaudited financial information. The purpose of the review was to help the Independent Board Members determine whether the firm has the necessary resources to continue to provide high quality services to the Funds and attract and retain high quality employees.

Based on their review of the materials presented at the Meeting, the Board concluded that the management fees under the Management Agreement are reasonable.

Economies of Scale. The Adviser provided the Board with information concerning the extent to which economies of scale were realized as the Funds grew and whether fee levels were reflective of such economies of scale. The Board noted that, under the Management Agreement, none of the Funds, except for the AQR Risk Parity Fund, AQR Risk Parity II MV Fund and AQR Risk Parity II HV Fund, would have breakpoints in their management fees that would allow investors to benefit directly in the form of lower fees as fund assets grew. To show that economies are being shared, the Adviser presented information regarding each Fund’s management fees relative to comparable funds of similar and/or larger sizes, showing that management fees were set at a competitive level. The Board recognized that economies were also being shared through the expense limitation agreements for the Funds. The Board considered that the funds in the AQR fund complex share some common resources and, as a result, an increase in the overall size of the complex could permit each Fund to incur lower expenses than it would otherwise as a stand-alone entity. The Board also considered the Adviser’s overall operations and its efforts to expand the scale of, and further enhance the quality of, its operations.

Other Factors. The Board also took into account other ancillary or “fall-out” benefits that the Adviser or its affiliates may derive from its relationship with the Funds, both tangible and intangible, including the sub-advisory fees paid to CNH. The Board also received information regarding the Adviser’s brokerage and soft dollar practices. The Board considered that the Adviser is responsible for decisions to buy and sell securities for the Funds, selection of broker-dealers and best execution, and aggregation and allocation of trade orders among the firm’s various advisory clients. The Board noted that the Adviser does not presently intend to make use of soft dollars to acquire third-party research.

Conclusion. Counsel advised the Board concerning the statutory and regulatory requirements for approval and disclosure of investment management agreements. No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, all of the Board Members, including all of the Independent Board Members, concluded that the management fee rates under the Management Agreement and total expense ratios are reasonable in relation to the services provided by the Adviser (including CNH, when applicable) to the Funds, as well as the costs incurred and benefits to be gained by the Adviser (including CNH, when applicable) in providing such services, including the investment advisory and administrative components. The Board also found the investment management fees to be reasonable in comparison to the fees charged by advisers to other comparable funds of similar size. As a result, all of the Board Members, including the Independent Board Members voting separately, approved the continuation of the Management Agreement with respect to the Funds. The Independent Board Members were represented by independent legal counsel who assisted them in their deliberations.

AQR Funds	Annual Report	December 2016

Investment Adviser

AQR Capital Management, LLC

Two Greenwich Plaza, 4th Floor

Greenwich, CT 06830

Sub-Adviser

CNH Partners, LLC

Two Greenwich Plaza, 3rd Floor

Greenwich, CT 06830

Transfer Agent

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Custodian

JPMorgan Chase Bank, N.A.

4 Metro Tech Center

Brooklyn, NY 11245

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Administrator

JPMorgan Chase Bank, N.A.

70 Fargo Street

Boston, MA 02210

Independent Registered Public Accounting Firm

PricewaterhouseCoopers, LLP

300 Madison Avenue

New York, NY 10017

You may obtain a description of the AQR Funds proxy voting, policies, procedures and information regarding how each Fund voted proxies relating to portfolio securities during the 12-month period ending June 30th of each year (available by August 31st of that year) without charge, upon request, by calling 1-866-290-2688 or visiting the funds website https://funds.aqr.com, or by accessing the SEC’s website at www.SEC.gov. Such reports may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 202-551-8090.

The Fund files complete schedules of the portfolio holdings with the SEC for the first and third quarters on Form N-Q. The Form N-Q is available without charge, upon request, by calling 1-800-SEC-0330, or by accessing the SEC’s website, at www.SEC.gov. It may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ objectives and policies, experienced of its management, marketability of shares and other information.

AQR Funds

P.O. Box 2248, Denver, CO 80201-2248

p: +1.866.290.2688  |  w: https://funds.aqr.com

Annual Report

December 31, 2016

AQR Managed Futures Strategy Fund

AQR Managed Futures Strategy HV Fund

Shareholder Letter (Unaudited)

AQR MANAGED FUTURES STRATEGY FUND

Cliff Asness

Managing & Founding Principal

John Liew

Founding Principal

Brian Hurst

Principal

Ari Levine

Principal

Yao Hua Ooi

Principal

Dear Shareholder:

The AQR Managed Futures Strategy Fund (the “Fund”) actively invests in futures and forward contracts both long and short across the global equity, fixed income, commodity and currency markets. The Fund uses both short- and long-term trend-following signals to attempt to profit from different trends that occur in all of these markets. Trend following can be simply described as going long markets that are rising in price and going short markets that are falling in price.

In addition to trend-following signals, we also incorporate signals that seek to identify overextended trends and reduce risk when the chance of a reversal is perceived as higher than normal, since market reversals generally cause losses for trend-following strategies.

We expect that the correlation of this strategy to the equity markets will average close to zero over a full economic cycle. That said, it is the nature of the strategy to exhibit a positive beta when markets have been rising and a negative beta when the markets have been falling.

It was a difficult year for our Fund and trend-following strategies more broadly. The Fund’s Class I shares returned -8.43% versus a +0.33% return for its benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill IndexSM. The strategy underperformed the SG Trend Index, which returned -6.21% in 2016. This index is an equal weighted composite of 10 of the largest trend-following managed futures hedge funds. By asset class, on a gross basis, equities detracted -4.17%, fixed income contributed +2.24%, commodities detracted -4.93%, and currencies detracted marginally with a -0.49% return.

The first half of 2016 was net positive for trends, despite a number of reversals across markets which began in the middle of the first quarter. Positive Fund returns in the first half were due to the generally weak global economic picture and associated market dynamics. While it may seem a distant memory, from May 21, 2015 through February 11, 2016, the MSCI World Index experienced its second largest drawdown since 2008, declining -17.6%. Concerns over China’s deceleration and a depreciation of the yuan drove negative sentiment starting in mid-2015. Anemic growth in the U.S. and falling oil prices caused that sentiment to carry over into 2016.

The Federal Reserve (“Fed”) and other central banks offered dovish responses to assuage markets, prompting large reversals by the middle of the first quarter. However, significant political uncertainty then came to the fore causing markets to reverse again, especially in June. Rising populism across Europe set the stage for one of the most shocking events of the year: the U.K.’s vote for a “Brexit”, throwing into question the viability of the EU as a whole. Given the longer-term context of global stagnation and downside economic risks, our Fund was positioned in line with bearish trends, performing best when safe-haven assets, such as developed market government bonds and the Japanese yen, performed their best, and risky assets, such as equities, were at their worst. While not guaranteed to always behave in this manner, the first half demonstrated trend-following’s ability to bring positive returns and diversification benefits to traditional portfolios during a weak economic scenario.

Coming into the second half, the portfolio, in response to market dynamics, was positioned to do well in a near-term risk aversion scenario had concerns from the first half progressed into a worse state and caused risky assets to suffer. In the second half of the year, however, sentiment across asset classes shifted decidedly against the longer-term bearish context. As financial conditions broadly eased since the first quarter, global growth proved resilient, with China concerns receding and the U.K. showing stronger than expected growth. Outside of the Bank of England (“BOE”), which cut rates and began new quantitative easing, other central banks didn’t respond to the “Brexit” vote, causing weakness across global bond markets. The Fed shifted its focus away from global economic risks to the domestic employment and inflation picture and an eventual rate hike, leading to reversals and sell-offs in U.S. government bonds. The complexion of other central bank policies also changed, with the Bank of Japan (“BOJ”) announcing policy aimed at maintaining a steep yield curve, and the European Central Bank (“ECB”) acting similarly, while also extending asset purchases, albeit at a slower pace, through the end of 2017. These actions prompted a reversal in bonds globally. Additionally, the Fed more concretely

AQR Funds	Annual Report	December 2016

2

Shareholder Letter (Unaudited)

AQR MANAGED FUTURES STRATEGY FUND

diverging from other central banks sparked a reversal in the year’s bearish U.S. dollar trend, especially against the Japanese yen, as well as the bullish trend in gold. At the end of the year, the surprise U.S. election outcome only accelerated these reversals, as promises for fiscal stimulus and new trade policies caused both growth and inflation expectations to markedly rise.

Commodities were also a notable area which exhibited reversals. In line with other risky assets in the middle of the first quarter, oil markets reversed their bearish trends experienced since 2014, with our strategy navigating this reversal well, due to our over-extended signal. However, oil markets exhibited a range bound and choppy path in the second half of the year on news and speculation around Organization of the Petroleum Exporting Countries’ ability to strike an agreement on a production cap among both members and non-members, namely Russia.

Short-term trend-following signals outperformed long-term signals, positive contributions to the Fund were generated by taking short positions in fixed income and long U.S. positions in the second half of the year. Long-term signals detracted however, performing negatively in every asset class as every asset class exhibited reversals during the year. Over-extended signals contributed to performance, as they helped the strategy navigate reversals in fixed income, currencies and commodities during the year.

The strategy’s average annualized volatility target is 10.0%, which we allow to vary based on the conditional attractiveness of trends in the markets we trade. The Fund entered the year targeting a slightly-below-average 8.2% volatility, due to conflicting long- and short-term signals in some assets. The Fund ended the year at a similar volatility level of 8.9%, as reversals caused signal disagreement.

Overall, while our Fund, and trend strategies broadly, faced difficulties in the second half, their result for the year remained strongly diversifying to a traditional asset allocation, which performed well. Additionally, the Fund underperformed the SG Trend Index, though the degree of deviation is well within the bounds of historical tracking error. For the year, being more diversified via a balanced asset allocation, as well as across both short-term and long-term trend signals caused this underperformance. While a more diversified approach may not always outperform in the short-run, we do expect it to provide a better long-run investor experience. Looking ahead, we expect the Fund to tactically respond to changing market conditions, and, over the long-term, realize a low correlation to traditional assets.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2016 AQR MANAGED FUTURES STRATEGY FUND
	1 Year	3 Year	5 Year	Since Inception	Date of Inception
Fund - Class I: AQMIX	-8.43%	0.81%	2.91%	1.88%	1/5/2010
Fund - Class N: AQMNX	-8.71%	0.52%	2.62%	1.61%	1/5/2010
Fund - Class R6: AQMRX	-8.43%	na	na	2.41%	9/2/2014

BofA Merrill Lynch 3-Month U.S. Treasury Bill IndexSM	0.33%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/R6 shares are 1.22%, 1.48% and 1.14%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR Funds	Annual Report	December 2016

3

Shareholder Letter (Unaudited)

AQR MANAGED FUTURES STRATEGY FUND

AQR MANAGED FUTURES STRATEGY FUND VS. BOFA MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEXSM VALUE OF $10,000 INVESTED ON 01/05/2010

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2016

4

Shareholder Letter (Unaudited)

AQR MANAGED FUTURES STRATEGY HV FUND

Cliff Asness

Managing & Founding Principal

John Liew

Founding Principal

Brian Hurst

Principal

Ari Levine

Principal

Yao Hua Ooi

Principal

Dear Shareholder:

The AQR Managed Futures Strategy HV Fund (the “Fund”) actively invests in futures and forward contracts both long and short across the global equity, fixed income, commodity and currency markets. The Fund uses both short- and long-term trend-following signals to attempt to profit from different trends that occur in all of these markets. Trend following can be simply described as going long markets that are rising in price and going short markets that are falling in price.

In addition to trend-following signals, we also incorporate signals that seek to identify overextended trends and reduce risk when the chance of a reversal is perceived as higher than normal, since market reversals generally cause losses for trend-following strategies.

We expect that the correlation of this strategy to the equity markets will average close to zero over a full economic cycle. That said, it is the nature of the strategy to exhibit a positive beta when markets have been rising and a negative beta when the markets have been falling.

It was a difficult year for our Fund and trend-following strategies more broadly. The Fund’s Class I shares returned -13.07% versus a +0.33% return for its benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill IndexSM. The strategy underperformed the SG Trend Index, which returned -6.21% in 2016. This index is an equal weighted composite of 10 of the largest trend-following managed futures hedge funds. By asset class, on a gross basis, equities detracted -6.40%, fixed income contributed +3.16%, commodities detracted -7.44%, and currencies detracted with a -0.98% return.

The first half of 2016 was net positive for trends, despite a number of reversals across markets which began in the middle of the first quarter. Positive Fund returns in the first half were due to the generally weak global economic picture and associated market dynamics. While it may seem a distant memory, from May 21, 2015 through February 11, 2016, the MSCI World Index experienced its second largest drawdown since 2008, declining -17.6%. Concerns over China’s deceleration and a depreciation of the yuan drove negative sentiment starting in mid-2015. Anemic growth in the U.S. and falling oil prices caused that sentiment to carry over into 2016.

The Federal Reserve (“Fed”) and other central banks offered dovish responses to assuage markets, prompting large reversals by the middle of the first quarter. However, significant political uncertainty then came to the fore causing markets to reverse again, especially in June. Rising populism across Europe set the stage for one of the most shocking events of the year: the U.K.’s vote for a “Brexit”, throwing into question the viability of the EU as a whole. Given the longer-term context of global stagnation and downside economic risks, our Fund was positioned in line with bearish trends, performing best when safe-haven assets, such as developed market government bonds and the Japanese yen, performed their best, and risky assets, such as equities, were at their worst. While not guaranteed to always behave in this manner, the first half demonstrated trend-following’s ability to bring positive returns and diversification benefits to traditional portfolios during a weak economic scenario.

Coming into the second half, the portfolio, in response to market dynamics, was positioned to do well in a near-term risk aversion scenario had concerns from the first half progressed into a worse state and caused risky assets to suffer. In the second half of the year, however, sentiment across asset classes shifted decidedly against the longer-term bearish context. As financial conditions broadly eased since the first quarter, global growth proved resilient, with China concerns receding and the U.K. showing stronger than expected growth. Outside of the Bank of England (“BOE”), which cut rates and began new quantitative easing, other central banks didn’t respond to the “Brexit” vote, causing weakness across global bond markets. The Fed shifted its focus away from global economic risks to the domestic employment and inflation picture and an eventual rate hike, leading to reversals and sell-offs in U.S. government bonds. The complexion of other central bank policies also changed, with the Bank of Japan (“BOJ”) announcing policy aimed at maintaining a steep yield curve, and the European Central Bank (“ECB”) acting similarly, while also extending asset purchases, albeit at a slower pace, through the end of 2017. These actions prompted a reversal in bonds globally. Additionally, the Fed more concretely

AQR Funds	Annual Report	December 2016

5

Shareholder Letter (Unaudited)

AQR MANAGED FUTURES STRATEGY HV FUND

diverging from other central banks sparked a reversal in the year’s bearish U.S. dollar trend, especially against the Japanese yen, as well as the bullish trend in gold. At the end of the year, the surprise U.S. election outcome only accelerated these reversals, as promises for fiscal stimulus and new trade policies caused both growth and inflation expectations to markedly rise.

Commodities were also a notable area which exhibited reversals. In line with other risky assets in the middle of the first quarter, oil markets reversed their bearish trends experienced since 2014, with our strategy navigating this reversal well, due to our over-extended signal. However, oil markets exhibited a range bound and choppy path in the second half of the year on news and speculation around Organization of the Petroleum Exporting Countries’ ability to strike an agreement on a production cap among both members and non-members, namely Russia.

Short-term trend-following signals outperformed long-term signals, contributing mainly due to turning short fixed income and long the U.S. dollar in the second half of the year. Long-term signals detracted however, performing negatively in every asset class as every asset class exhibited reversals during the year. Over-extended signals contributed to performance, as they helped the strategy navigate reversals in fixed income, currencies and commodities during the year.

The strategy’s average annualized volatility target is 15.0%, which we allow to vary based on the conditional attractiveness of trends in the markets we trade. The Fund entered the year targeting a slightly-below-average 11.6% volatility, due to conflicting long- and short-term signals in some assets. The Fund ended the year at a slightly higher volatility level of 13.3%, but still below-average as reversals caused signal disagreement towards the end of the year.

Overall, while our Fund, and trend strategies broadly, faced difficulties in the second half, their result for the year remained strongly diversifying to a traditional asset allocation, which performed well. Additionally, the Fund underperformed the SG Trend Index, though the degree of deviation is well within the bounds of historical tracking error. For the year, the main source of underperformance was the Fund targeting a high volatility level, which is by design. After adjusting for volatility differences between the Fund and the Index, being more diversified via a balanced asset allocation, as well as across both short-term and long-term trend signals likely caused additional underperformance. While a more diversified approach may not always outperform in the short-run, we do expect it to provide a better long-run investor experience. Looking ahead, we expect the Fund to tactically respond to changing market conditions, and, over the long-term, realize a low correlation to traditional assets.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2016 AQR MANAGED FUTURES STRATEGY HV FUND
	1 Year	3 Year	Since Inception	Date of Inception
Fund - Class I: QMHIX	-13.07%*	0.72%	2.92%	7/16/2013
Fund - Class N: QMHNX	-13.31%*	0.44%	2.65%	7/16/2013
Fund - Class R6: QMHRX	-13.07%	na	2.91%	9/2/2014

BofA Merrill Lynch 3-Month U.S. Treasury Bill IndexSM	0.33%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/R6 shares are 1.68%, 1.95% and 1.62%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

*	Total return information is based on net asset values calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at 12/31/2016 for financial reporting purposes, and as a result, the net asset values for shareholder transactions and the total returns based on those net asset values differ from the adjusted net asset values and total returns for financial reporting.

AQR Funds	Annual Report	December 2016

6

Shareholder Letter (Unaudited)

AQR MANAGED FUTURES STRATEGY HV FUND

AQR MANAGED FUTURES STRATEGY HV FUND VS. BOFA MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEXSM VALUE OF $10,000 INVESTED ON 07/16/2013

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2016

7

Shareholder Letter (Unaudited)

Please refer to each Fund’s prospectus for complete information regarding the principal risks associated with the Funds.

DEFINITIONS:

Accommodative Monetary Policy: An accommodative monetary policy is one where the central bank increases the money supply, typically by lowering interest rates and/or purchasing financial assets, in an attempt to stimulate the economy.

Alpha: is a measure of performance on a risk-adjusted basis. Alpha takes the volatility (price risk) of a mutual fund and compares its risk-adjusted performance to a benchmark index. The excess return of the fund relative to the return of the benchmark index is a fund’s alpha.

Beta: is a measure of volatility of a security or portfolio in comparison to an index or the market as a whole. A beta of 1.0 means the security or portfolio will generally move in tandem with the index or market it is being compared to. A beta greater than 1.0 means the security or portfolio will be more volatile and a beta less than 1.0 means the security or portfolio will be less volatile than the index or market it is being compared to.

BofA Merrill Lynch 3-Month U.S. Treasury Bill IndexSM: is designed to measure the performance of high-quality short-term cash-equivalent investments. Indexes are unmanaged and one cannot invest directly in an index.

Contagion: The likelihood that significant economic changes in one country will spread to other countries.

Correlation: is computed into what is known as the correlation coefficient, which ranges between -1 and +1. Perfect positive correlation (+1) implies that as one security moves, either up or down, the other security will move in lockstep, in the same direction. Alternatively, perfect negative correlation (-1) means that if one security moves in either direction the security that is perfectly negatively correlated will move in the opposite direction. If the correlation is 0, the movements of the securities are said to have no correlation; they are completely random.

Credit: This strategy purchases attractively priced securities on a hedged basis, typically around event induced capital flows.

Macroeconomics: is focused on the movement and trends of the whole economy as a whole, including changes such as unemployment, national income, rate of growth, GDP, inflation and price levels.

Momentum: An investment style wherein an asset is deemed to have positive momentum if it has performed well in the past relative to other assets in the same universe.

MSCI World Index: is a free float-adjusted market capitalization index that is designed to measure the performance of equities in developed markets, including the United States and Canada. Indexes are unmanaged and one cannot invest directly in an index.

Profitability: An investment style wherein an asset as certain identifiable characteristics including, profit margin, asset efficiency, leverage and earnings variability.

SG Trend Index: is designed to track the 10 largest (by AUM) trend following CTAs and be representative of the trend followers in the managed futures space.

Tracking Error: A measure of how closely a portfolio follows the index to which it is benchmarked. It measures the standard deviation of the difference between the portfolio and index returns.

Volatility: is a statistical measurement of up and down asset price fluctuations over time. If an asset has rapid dramatic price swings, its “volatility” will likely be relatively high. If prices are consistent and rarely change, “volatility” of that asset will likely be relatively low. “Volatility” can be measured as the standard deviation of an asset with a specific time horizon. It is often used to quantify the risk of such asset over a time period, typically expressed in annualized terms.

AQR Funds	Annual Report	December 2016

8

Consolidated Schedule of Investments	December 31, 2016

AQR MANAGED FUTURES STRATEGY FUND

INVESTMENTS	SHARES	VALUE
SHORT-TERM INVESTMENTS - 98.4%
INVESTMENT COMPANIES - 10.0%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Shares, 0.36% (a)(b)	60,568,728	$60,568,728
Dreyfus Treasury & Agency Cash Management, Class I, 0.39% (a)(b)	242,274,911	242,274,911
J.P. Morgan U.S. Treasury Plus Money Market Fund - IM Shares, 0.41% (a)(b)(c)	534,513,662	534,513,662
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 0.37% (a)(c)	81,510,758	81,510,758
UBS Money Series - UBS Select Treasury Preferred Fund, Class I, 0.39% (a)(b)	302,843,639	302,843,639

TOTAL INVESTMENT COMPANIES (Cost $1,221,711,698)		1,221,711,698

	PRINCIPAL AMOUNT
U.S. TREASURY OBLIGATIONS - 88.4%
U.S. Treasury Bills 0.34%, 1/5/2017 (b)(d)	$864,884,000	864,866,702
0.39%, 1/12/2017 (d)	152,110,400	152,095,189
0.43%, 1/19/2017 (b)(d)(e)	144,740,000	144,713,368
0.43%, 1/26/2017 (b)(d)(e)	1,025,822,000	1,025,546,054
0.39%, 2/2/2017 (b)(d)(e)	1,241,181,000	1,240,744,104
0.44%, 2/9/2017 (b)(d)	498,206,000	497,976,825
0.45%, 2/16/2017 (b)(d)	502,000,000	501,729,924
0.45%, 2/23/2017 (b)(d)	41,246,000	41,218,489
0.48%, 3/2/2017 (b)(d)	502,874,000	502,481,758
0.47%, 3/9/2017 (b)(d)	63,153,000	63,098,309
0.54%, 3/16/2017 (b)(d)	1,253,876,000	1,252,622,124
0.50%, 3/23/2017 (d)(e)	93,922,000	93,818,968
0.42%, 3/30/2017 (b)(d)	950,723,000	949,589,738
0.49%, 4/6/2017 (b)(d)(e)	428,852,000	428,268,332

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
U.S. TREASURY OBLIGATIONS - 88.4% (continued)
0.50%, 4/13/2017 (b)(d)	$86,790,000	$86,659,555
0.47%, 4/20/2017 (b)(d)	19,115,000	19,084,244
0.48%, 4/27/2017 (b)(d)(e)	91,564,000	91,405,228
0.61%, 5/25/2017 (d)	20,000,000	19,952,080
0.61%, 6/1/2017 (b)(d)(e)	734,258,000	732,362,146
0.62%, 6/8/2017 (b)(d)(e)	823,207,000	820,995,043
0.65%, 6/15/2017 (b)(d)(e)	844,169,000	841,846,691
0.65%, 6/22/2017 (b)(d)(e)	370,278,000	369,194,937

TOTAL U.S. TREASURY OBLIGATIONS (Cost $10,740,046,292)		10,740,269,808

TOTAL SHORT-TERM INVESTMENTS (Cost $11,961,757,990)		11,961,981,506

TOTAL INVESTMENTS IN SECURITIES AT VALUE - 98.4% (Cost $11,961,757,990)		11,961,981,506

OTHER ASSETS IN EXCESS OF LIABILITIES - 1.6% (f)		196,180,176

NET ASSETS - 100.0%		$12,158,161,682

(a)	Represents 7-day effective yield as of 12/31/2016.
(b)	All or a portion represents positions held in the respective Subsidiary (See Note 2).
(c)	All or a portion of the security pledged as collateral for forward foreign currency exchange and swap contracts.
(d)	The rate shown was the effective yield at the date of purchase.
(e)	All or a portion of the security pledged as collateral for futures contracts.
(f)	Includes appreciation/(depreciation) on forward foreign currency exchange, futures and swap contracts.

All securities are Level 2 with respect to ASC 820 (See Note 5).

Total return swap contracts outstanding as of December 31, 2016:

Over the Counter

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
BANA	Bovespa Index February Futures	02/2017	BRL	60,498,301	$196,020
CITI	Cocoa March Futures^	02/2017	USD	(30,394,590)	5,102,227
CITI	Cocoa March Futures^	02/2017	USD	3,585,640	694,280
SOCG	Cocoa March Futures^	02/2017	USD	(12,772,231)	2,482,391
GSIN	Cocoa February Futures^	02/2017	USD	(11,047,500)	(706,500)
GSIN	Cocoa March Futures^	02/2017	USD	11,047,500	1,480,500
MACQ	Cocoa March Futures^	02/2017	USD	632,153	121,913
MACQ	Cocoa March Futures^	02/2017	USD	(20,867,948)	3,930,341
MLIN	Cocoa March Futures^	03/2017	USD	23,892,300	4,269,320
MLIN	Cocoa March Futures^	03/2017	USD	(23,892,300)	(1,531,540)
CITI	Coffee ‘C’ March Futures^	02/2017	USD	44,357,250	(8,792,775)
CITI	Coffee ‘C’ March Futures^	02/2017	USD	(44,357,250)	894,135
SOCG	Coffee ‘C’ March Futures^	02/2017	USD	(51,236,643)	1,616,661

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

9

Consolidated Schedule of Investments	December 31, 2016

AQR MANAGED FUTURES STRATEGY FUND

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
SOCG	Coffee ‘C’ March Futures^	02/2017	USD	51,236,643	$ (10,378,611)
MACQ	Coffee ‘C’ March Futures^	02/2017	USD	96,329,698	(19,496,042)
MACQ	Coffee ‘C’ March Futures^	02/2017	USD	(70,385,425)	1,731,792
MLIN	Coffee ‘C’ March Futures^	03/2017	USD	(52,560,000)	1,296,206
MLIN	Coffee ‘C’ March Futures^	03/2017	USD	52,560,000	(11,085,244)
CITI	Corn March Futures^	02/2017	USD	(7,342,906)	(174,611)
CITI	Corn March Futures^	02/2017	USD	7,342,906	38,906
MACQ	Corn March Futures^	02/2017	USD	17,923,544	129,944
MACQ	Corn March Futures^	02/2017	USD	(17,923,544)	(423,907)
CITI	Cotton No. 2 March Futures^	02/2017	USD	(9,857,150)	(92,410)
CITI	Cotton No. 2 March Futures^	02/2017	USD	14,297,395	(238,045)
SOCG	Cotton No. 2 March Futures^	02/2017	USD	(2,455,972)	(23,469)
SOCG	Cotton No. 2 March Futures^	02/2017	USD	9,092,105	92,396
GSIN	Cotton No. 2 March Futures^	02/2017	USD	(3,514,280)	70,070
GSIN	Cotton No. 2 March Futures^	02/2017	USD	11,797,940	(176,015)
MACQ	Cotton No. 2 March Futures^	02/2017	USD	17,965,886	261,814
MACQ	Cotton No. 2 March Futures^	02/2017	USD	(3,086,867)	(30,260)
MLIN	Cotton No. 2 March Futures^	03/2017	USD	14,483,260	(317,935)
MLIN	Cotton No. 2 March Futures^	03/2017	USD	(14,483,260)	(138,755)
BANA	Hang Seng Index January Futures	01/2017	HKD	151,021,047	349,796
GSIN	Hang Seng Index January Futures	01/2017	HKD	129,678,669	269,923
MSCS	Hang Seng Index January Futures	01/2017	HKD	112,935,933	304,856
SOCG	Hard Red Winter Wheat March Futures^	02/2017	USD	(2,517,367)	48,217
MACQ	Hard Red Winter Wheat March Futures^	02/2017	USD	(11,961,398)	306,173
MLIN	Hard Red Winter Wheat March Futures^	03/2017	USD	(6,296,250)	18,750
GSIN	H-SHARES Index January Futures	01/2017	HKD	436,689,646	1,130,923
GSIN	KOSPI Index 200 March Futures	03/2017	KRW	26,181,979,550	737,870
MSCS	KOSPI Index 200 March Futures	03/2017	KRW	186,603,144,313	5,320,282
SOCG	Lean Hogs February Futures^	02/2017	USD	(577,932)	26,970
SOCG	Lean Hogs February Futures^	02/2017	USD	577,932	(136,488)
MACQ	Lean Hogs February Futures^	02/2017	USD	(20,942,860)	(243,450)
MACQ	Lean Hogs February Futures^	02/2017	USD	15,672,540	(3,537,420)
MLIN	Lean Hogs February Futures^	02/2017	USD	(2,278,510)	52,500
MLIN	Lean Hogs February Futures^	02/2017	USD	2,278,510	(499,790)
SOCG	Live Cattle February Futures^	02/2017	USD	84,511,123	(8,700,237)
SOCG	Live Cattle February Futures^	02/2017	USD	(84,511,123)	3,256,836
MACQ	Live Cattle February Futures^	02/2017	USD	101,955,430	(11,262,950)
MACQ	Live Cattle February Futures^	02/2017	USD	(119,116,021)	2,423,127
MLIN	Live Cattle February Futures^	02/2017	USD	(66,165,660)	3,175,320
MLIN	Live Cattle February Futures^	02/2017	USD	66,165,660	(7,363,620)
MSCS	MSCI Singapore Index January Futures	01/2017	SGD	21,548,033	(17,826)
GSIN	MSCI Taiwan Stock Index January Futures	01/2017	USD	127,192,295	1,388,905
MSCS	MSCI Taiwan Stock Index January Futures	01/2017	USD	78,731,422	755,138
BANA	OMXS30 Index January Futures	01/2017	SEK	552,018,622	(794,053)
MSCS	SGX S&P CNX Nifty Index January Futures	01/2017	USD	(4,058,364)	(50,255)
CITI	Soybean March Futures^	02/2017	USD	203,655,990	(8,126,990)
CITI	Soybean March Futures^	02/2017	USD	(130,232,049)	(167,273)
SOCG	Soybean March Futures^	02/2017	USD	137,400,168	(5,474,568)
SOCG	Soybean March Futures^	02/2017	USD	(75,967,329)	1,446,521
GSIN	Soybean March Futures^	02/2017	USD	63,483,072	(1,988,072)
GSIN	Soybean March Futures^	02/2017	USD	(63,483,072)	1,342,764
MACQ	Soybean March Futures^	02/2017	USD	(57,019,755)	1,523,810
MACQ	Soybean March Futures^	02/2017	USD	69,741,040	(2,774,240)
MLIN	Soybean March Futures^	03/2017	USD	149,584,700	(6,012,700)
CITI	Soybean Meal March Futures^	02/2017	USD	32,216,184	(461,204)
SOCG	Soybean Meal March Futures^	02/2017	USD	14,990,992	(205,772)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

10

Consolidated Schedule of Investments	December 31, 2016

AQR MANAGED FUTURES STRATEGY FUND

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
GSIN	Soybean Meal March Futures^	02/2017	USD	45,015,460	$ (628,140)
MLIN	Soybean Meal March Futures^	03/2017	USD	64,729,140	(934,240)
MLIN	Soybean Meal March Futures^	03/2017	USD	(33,231,000)	(526,830)
CITI	Soybean Oil March Futures^	02/2017	USD	(1,461,569)	(66,684)
CITI	Soybean Oil March Futures^	02/2017	USD	1,461,569	130,625
SOCG	Soybean Oil March Futures^	02/2017	USD	(31,277,556)	249,095
SOCG	Soybean Oil March Futures^	02/2017	USD	78,758,190	(5,972,190)
MACQ	Soybean Oil March Futures^	02/2017	USD	(15,515,078)	1,012,487
MACQ	Soybean Oil March Futures^	02/2017	USD	24,799,373	(1,861,385)
BANA	Swiss Market Index March Futures	03/2017	CHF	(90,061,940)	(1,916,563)
CITI	Wheat March Futures^	02/2017	USD	(105,070,488)	4,274,088
SOCG	Wheat March Futures^	02/2017	USD	45,571,398	2,139,798
SOCG	Wheat March Futures^	02/2017	USD	(71,396,826)	(9,470)
MACQ	Wheat March Futures^	02/2017	USD	(13,046,254)	(1,331)
MACQ	Wheat March Futures^	02/2017	USD	12,942,055	538,855
MLIN	Wheat March Futures^	03/2017	USD	(61,572,875)	128,063
MLIN	Wheat March Futures^	03/2017	USD	33,735,400	1,503,400

					$(65,075,852)

^	Represents positions held in the respective Subsidiary (See Note 2).

Open futures contracts outstanding at December 31, 2016:

Exchange Traded

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts:
6,083	GSCO	Brent Crude Futures^	01/2017	$338,384,428	$345,636,060	$7,251,632
408	MSCL	Corn Futures^	03/2017	7,344,401	7,180,800	(163,601)
5,601	GSCO	Gas Oil Futures^	02/2017	272,528,867	282,710,475	10,181,608
1,467	MSCL	Gasoline RBOB Futures^	01/2017	96,322,660	102,950,832	6,628,172
2,763	MSCL	Heating Oil ULSD Futures^	01/2017	193,197,649	200,550,697	7,353,048
1,023	JPPC	LME Aluminum Futures^	01/2017	42,907,696	43,541,437	633,741
510	JPPC	LME Aluminum Futures^	01/2017	21,482,819	21,694,125	211,306
110	JPPC	LME Aluminum Futures^	01/2017	4,610,779	4,677,750	66,971
236	JPPC	LME Aluminum Futures^	01/2017	9,936,341	10,027,050	90,709
36	JPPC	LME Aluminum Futures^	01/2017	1,521,203	1,528,200	6,997
18	JPPC	LME Aluminum Futures^	01/2017	751,300	762,300	11,000
148	JPPC	LME Aluminum Futures^	01/2017	5,975,863	6,263,582	287,719
238	JPPC	LME Aluminum Futures^	01/2017	9,723,002	10,070,910	347,908
167	JPPC	LME Aluminum Futures^	01/2017	6,930,993	7,065,979	134,986
495	JPPC	LME Aluminum Futures^	01/2017	21,385,125	20,937,386	(447,739)
501	JPPC	LME Aluminum Futures^	02/2017	21,682,480	21,189,420	(493,060)
1,015	JPPC	LME Aluminum Futures^	02/2017	43,843,466	42,921,813	(921,653)
499	JPPC	LME Aluminum Futures^	02/2017	21,475,510	21,097,595	(377,915)
467	JPPC	LME Aluminum Futures^	02/2017	20,096,391	19,742,775	(353,616)
49	JPPC	LME Aluminum Futures^	02/2017	2,134,735	2,071,328	(63,407)
212	JPPC	LME Aluminum Futures^	02/2017	9,406,649	8,960,816	(445,833)
610	JPPC	LME Aluminum Futures^	02/2017	25,704,892	25,768,688	63,796
165	JPPC	LME Aluminum Futures^	02/2017	7,054,154	6,973,519	(80,635)
203	JPPC	LME Aluminum Futures^	02/2017	8,828,460	8,580,556	(247,904)
30	JPPC	LME Aluminum Futures^	02/2017	1,321,706	1,268,963	(52,743)
263	JPPC	LME Aluminum Futures^	03/2017	11,326,944	11,125,886	(201,058)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

11

Consolidated Schedule of Investments	December 31, 2016

AQR MANAGED FUTURES STRATEGY FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts: (continued)
357	JPPC	LME Aluminum Futures^	03/2017	$ 15,240,025	$ 15,104,224	$ (135,801)
944	JPPC	LME Aluminum Futures^	03/2017	40,444,464	39,958,340	(486,124)
100	JPPC	LME Aluminum Futures^	03/2017	4,300,295	4,233,375	(66,920)
169	JPPC	LME Aluminum Futures^	03/2017	7,288,539	7,155,249	(133,290)
77	JPPC	LME Aluminum Futures^	03/2017	3,345,839	3,260,469	(85,370)
40	JPPC	LME Aluminum Futures^	03/2017	1,742,273	1,693,250	(49,023)
4,538	JPPC	LME Aluminum Futures^	03/2017	195,982,822	192,042,488	(3,940,334)
436	JPPC	LME Aluminum Futures^	03/2017	18,901,668	18,453,700	(447,968)
258	JPPC	LME Aluminum Futures^	03/2017	11,064,962	10,918,237	(146,725)
79	JPPC	LME Aluminum Futures^	03/2017	3,397,194	3,343,537	(53,657)
66	JPPC	LME Aluminum Futures^	03/2017	2,805,409	2,793,384	(12,025)
150	JPPC	LME Aluminum Futures^	03/2017	6,323,430	6,348,750	25,320
3	JPPC	LME Copper Futures^	03/2017	413,625	415,144	1,519
3	JPPC	LME Copper Futures^	01/2017	357,829	414,169	56,340
17	JPPC	LME Copper Futures^	01/2017	1,993,300	2,348,418	355,118
230	JPPC	LME Copper Futures^	01/2017	27,026,254	31,774,501	4,748,247
183	JPPC	LME Copper Futures^	01/2017	21,364,097	25,275,731	3,911,634
176	JPPC	LME Copper Futures^	01/2017	20,450,944	24,310,308	3,859,364
161	JPPC	LME Copper Futures^	01/2017	18,682,651	22,243,599	3,560,948
43	JPPC	LME Copper Futures^	01/2017	5,089,424	5,941,181	851,757
30	JPPC	LME Copper Futures^	01/2017	3,640,362	4,146,457	506,095
38	JPPC	LME Copper Futures^	02/2017	4,643,819	5,252,484	608,665
140	JPPC	LME Copper Futures^	02/2017	17,344,592	19,353,495	2,008,903
87	JPPC	LME Copper Futures^	02/2017	11,009,766	12,029,620	1,019,854
85	JPPC	LME Copper Futures^	02/2017	10,892,329	11,753,758	861,429
89	JPPC	LME Copper Futures^	02/2017	11,974,622	12,307,587	332,965
266	JPPC	LME Copper Futures^	02/2017	38,074,182	36,782,414	(1,291,768)
151	JPPC	LME Copper Futures^	02/2017	21,152,498	20,877,864	(274,634)
173	JPPC	LME Copper Futures^	02/2017	23,646,557	23,917,250	270,693
7	JPPC	LME Copper Futures^	02/2017	958,372	967,750	9,378
63	JPPC	LME Copper Futures^	02/2017	9,165,445	8,713,624	(451,821)
25	JPPC	LME Copper Futures^	03/2017	3,618,302	3,457,925	(160,377)
11	JPPC	LME Copper Futures^	03/2017	1,582,403	1,521,550	(60,853)
10	JPPC	LME Copper Futures^	03/2017	1,475,017	1,383,507	(91,510)
135	JPPC	LME Copper Futures^	03/2017	19,549,363	18,679,781	(869,582)
3	JPPC	LME Copper Futures^	03/2017	428,879	415,125	(13,754)
2	JPPC	LME Copper Futures^	03/2017	276,297	276,719	422
5	JPPC	LME Copper Futures^	03/2017	684,108	691,813	7,705
2,822	MSCL	LME Copper Futures^	03/2017	177,653,349	176,763,025	(890,324)
66	JPPC	LME Nickel Futures^	01/2017	3,985,704	3,951,629	(34,075)
135	JPPC	LME Nickel Futures^	01/2017	8,361,961	8,083,395	(278,566)
125	JPPC	LME Nickel Futures^	02/2017	8,654,944	7,491,855	(1,163,089)
342	JPPC	LME Nickel Futures^	02/2017	23,864,283	20,499,049	(3,365,234)
138	JPPC	LME Nickel Futures^	02/2017	9,277,083	8,273,674	(1,003,409)
40	JPPC	LME Nickel Futures^	02/2017	2,702,610	2,398,474	(304,136)
74	JPPC	LME Nickel Futures^	02/2017	4,914,405	4,437,465	(476,940)
15	JPPC	LME Nickel Futures^	02/2017	1,008,651	899,717	(108,934)
19	JPPC	LME Nickel Futures^	02/2017	1,300,038	1,139,788	(160,250)
39	JPPC	LME Nickel Futures^	02/2017	2,748,963	2,340,318	(408,645)
72	JPPC	LME Nickel Futures^	03/2017	4,899,056	4,324,194	(574,862)
1,254	JPPC	LME Nickel Futures^	03/2017	86,560,447	75,322,764	(11,237,683)
242	JPPC	LME Nickel Futures^	03/2017	16,669,553	14,535,043	(2,134,510)
165	JPPC	LME Nickel Futures^	03/2017	10,505,443	9,915,642	(589,801)
28	JPPC	LME Nickel Futures^	03/2017	1,713,669	1,683,159	(30,510)
62	JPPC	LME Nickel Futures^	03/2017	3,764,792	3,727,217	(37,575)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

12

Consolidated Schedule of Investments	December 31, 2016

AQR MANAGED FUTURES STRATEGY FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts: (continued)
46	JPPC	LME Nickel Futures^	03/2017	$ 2,790,197	$ 2,765,520	$ (24,677)
51	JPPC	LME Zinc Futures^	01/2017	2,969,500	3,262,177	292,677
33	JPPC	LME Zinc Futures^	02/2017	2,031,821	2,117,363	85,542
14	JPPC	LME Zinc Futures^	02/2017	890,066	898,632	8,566
32	JPPC	LME Zinc Futures^	02/2017	2,055,070	2,054,480	(590)
368	JPPC	LME Zinc Futures^	02/2017	26,300,330	23,644,184	(2,656,146)
24	JPPC	LME Zinc Futures^	03/2017	1,634,459	1,542,228	(92,231)
140	JPPC	LME Zinc Futures^	03/2017	9,387,343	8,997,555	(389,788)
279	JPPC	LME Zinc Futures^	03/2017	19,043,391	17,940,747	(1,102,644)
49	JPPC	LME Zinc Futures^	03/2017	3,493,820	3,151,312	(342,508)
11	JPPC	LME Zinc Futures^	03/2017	754,907	707,506	(47,401)
1,833	JPPC	LME Zinc Futures^	03/2017	126,333,395	117,953,550	(8,379,845)
52	JPPC	LME Zinc Futures^	03/2017	3,543,927	3,346,200	(197,727)
207	JPPC	LME Zinc Futures^	03/2017	14,286,198	13,320,450	(965,748)
148	JPPC	LME Zinc Futures^	03/2017	9,679,563	9,527,759	(151,804)
2,423	MSCL	Natural Gas Futures^	01/2017	86,699,030	90,232,520	3,533,490
400	MSCL	NYMEX Palladium Futures^	03/2017	29,884,649	27,330,000	(2,554,649)
397	MSCL	Silver Futures^	03/2017	33,125,235	31,738,165	(1,387,070)
1,624	MSCL	Sugar #11 (World Markets) Futures^	02/2017	42,598,306	35,486,349	(7,111,957)
4,227	MSCL	WTI Crude Futures^	01/2017	221,608,979	227,074,440	5,465,461
1,178	BARC	Amsterdam Index Futures	01/2017	117,662,224	119,810,895	2,148,671
2,333	BARC	CAC40 Index Futures	01/2017	117,661,821	119,427,130	1,765,309
962	BARC	DAX Index Futures	03/2017	285,901,874	290,250,601	4,348,727
4,197	BARC	E-Mini DJIA CBOT Futures	03/2017	413,866,514	415,377,090	1,510,576
722	JPMS	E-Mini MSCI EAFE Index Futures	03/2017	60,805,109	60,489,160	(315,949)
2,750	BARC	E-Mini Russell 2000 Futures	03/2017	189,468,725	186,573,750	(2,894,975)
7,277	BARC	Euro Stoxx 50 Index Futures	03/2017	246,771,177	251,022,589	4,251,412
2,944	BARC	FTSE 100 Index Futures	03/2017	249,590,557	255,787,079	6,196,522
707	BARC	FTSE/MIB Index Futures	03/2017	70,216,494	71,464,065	1,247,571
536	BARC	IBEX 35 Index Futures	01/2017	52,593,394	52,548,102	(45,292)
14	JPMS	KOSPI Index 200 Futures	03/2017	1,497,218	1,507,162	9,944
1,098	BARC	MSCI Singapore Index Futures	01/2017	24,414,632	24,247,516	(167,116)
3,280	BARC	NASDAQ 100 E-Mini Index Futures	03/2017	319,984,022	322,473,200	2,489,178
598	JPMS	Nikkei 225 Futures	03/2017	95,437,777	97,726,631	2,288,854
5,258	JPMS	OMXS30 Index Futures	01/2017	89,032,141	87,666,038	(1,366,103)
2,685	BARC	S&P 500 E-Mini Futures	03/2017	302,389,986	300,209,850	(2,180,136)
1,316	BARC	S&P MID 400 E-Mini Futures	03/2017	221,893,126	218,337,560	(3,555,566)
3,496	BARC	S&P/Toronto Stock Exchange 60 Index Futures	03/2017	467,056,060	467,070,704	14,644
3,101	BARC	SPI 200 Index Futures	03/2017	308,949,246	315,031,442	6,082,196
1,116	BARC	TOPIX Index Futures	03/2017	143,998,313	144,948,706	950,393
11,454	GSCO	Euro-Bobl Futures	03/2017	1,602,775,571	1,611,183,981	8,408,410
284	GSCO	Euro-Bund Futures	03/2017	49,122,728	49,073,069	(49,659)
69	GSCO	Euro-OAT Futures	03/2017	11,005,490	11,027,119	21,629
43,699	GSCO	Euro-SCHATZ Futures	03/2017	5,160,440,832	5,165,312,111	4,871,279
554	GSCO	Long Gilt Futures	03/2017	84,953,739	85,910,381	956,642

				13,487,394,377	13,529,209,195	41,814,818

Short Contracts:
2,672	GSCO	Cocoa Futures^	03/2017	$(65,903,925)	$(57,034,288)	$8,869,637
78	MSCL	Gold 100 OZ Futures^	02/2017	(9,029,427)	(8,983,260)	46,167
1,418	MSCL	Hard Red Winter Wheat Futures^	03/2017	(30,246,858)	(29,671,650)	575,208
1,023	JPPC	LME Aluminum Futures^	01/2017	(42,888,807)	(43,541,437)	(652,630)
510	JPPC	LME Aluminum Futures^	01/2017	(21,431,500)	(21,694,125)	(262,625)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

13

Consolidated Schedule of Investments	December 31, 2016

AQR MANAGED FUTURES STRATEGY FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts: (continued)
110	JPPC	LME Aluminum Futures^	01/2017	$ (4,615,605)	$ (4,677,750)	$ (62,145)
236	JPPC	LME Aluminum Futures^	01/2017	(9,902,572)	(10,027,050)	(124,478)
36	JPPC	LME Aluminum Futures^	01/2017	(1,524,287)	(1,528,200)	(3,913)
18	JPPC	LME Aluminum Futures^	01/2017	(739,927)	(762,300)	(22,373)
148	JPPC	LME Aluminum Futures^	01/2017	(5,991,206)	(6,263,582)	(272,376)
238	JPPC	LME Aluminum Futures^	01/2017	(9,709,582)	(10,070,910)	(361,328)
167	JPPC	LME Aluminum Futures^	01/2017	(6,959,240)	(7,065,978)	(106,738)
495	JPPC	LME Aluminum Futures^	01/2017	(21,407,290)	(20,937,386)	469,904
501	JPPC	LME Aluminum Futures^	02/2017	(21,730,338)	(21,189,419)	540,919
1,015	JPPC	LME Aluminum Futures^	02/2017	(43,767,979)	(42,921,813)	846,166
499	JPPC	LME Aluminum Futures^	02/2017	(21,511,921)	(21,097,595)	414,326
467	JPPC	LME Aluminum Futures^	02/2017	(20,005,456)	(19,742,775)	262,681
49	JPPC	LME Aluminum Futures^	02/2017	(2,136,586)	(2,071,328)	65,258
212	JPPC	LME Aluminum Futures^	02/2017	(9,441,961)	(8,960,816)	481,145
610	JPPC	LME Aluminum Futures^	02/2017	(25,774,866)	(25,768,688)	6,178
165	JPPC	LME Aluminum Futures^	02/2017	(7,082,251)	(6,973,518)	108,733
203	JPPC	LME Aluminum Futures^	02/2017	(8,845,932)	(8,580,557)	265,375
30	JPPC	LME Aluminum Futures^	02/2017	(1,321,051)	(1,268,962)	52,089
263	JPPC	LME Aluminum Futures^	03/2017	(11,320,567)	(11,125,887)	194,680
357	JPPC	LME Aluminum Futures^	03/2017	(15,292,213)	(15,104,224)	187,989
944	JPPC	LME Aluminum Futures^	03/2017	(40,516,841)	(39,958,340)	558,501
100	JPPC	LME Aluminum Futures^	03/2017	(4,303,533)	(4,233,375)	70,158
169	JPPC	LME Aluminum Futures^	03/2017	(7,274,478)	(7,155,249)	119,229
77	JPPC	LME Aluminum Futures^	03/2017	(3,355,301)	(3,260,469)	94,832
2,939	JPPC	LME Aluminum Futures^	03/2017	(126,144,469)	(124,374,807)	1,769,662
40	JPPC	LME Aluminum Futures^	03/2017	(1,742,593)	(1,693,250)	49,343
436	JPPC	LME Aluminum Futures^	03/2017	(18,919,091)	(18,453,700)	465,391
258	JPPC	LME Aluminum Futures^	03/2017	(11,089,036)	(10,918,237)	170,799
79	JPPC	LME Aluminum Futures^	03/2017	(3,381,080)	(3,343,537)	37,543
66	JPPC	LME Aluminum Futures^	03/2017	(2,793,418)	(2,793,384)	34
150	JPPC	LME Aluminum Futures^	03/2017	(6,364,024)	(6,348,750)	15,274
3	JPPC	LME Copper Futures^	03/2017	(413,429)	(415,144)	(1,715)
3	JPPC	LME Copper Futures^	01/2017	(358,343)	(414,169)	(55,826)
17	JPPC	LME Copper Futures^	01/2017	(1,991,447)	(2,348,419)	(356,972)
230	JPPC	LME Copper Futures^	01/2017	(26,964,943)	(31,774,500)	(4,809,557)
183	JPPC	LME Copper Futures^	01/2017	(21,324,651)	(25,275,732)	(3,951,081)
176	JPPC	LME Copper Futures^	01/2017	(20,443,415)	(24,310,308)	(3,866,893)
161	JPPC	LME Copper Futures^	01/2017	(18,697,067)	(22,243,599)	(3,546,532)
43	JPPC	LME Copper Futures^	01/2017	(5,087,144)	(5,941,181)	(854,037)
30	JPPC	LME Copper Futures^	01/2017	(3,629,551)	(4,146,457)	(516,906)
38	JPPC	LME Copper Futures^	02/2017	(4,639,089)	(5,252,483)	(613,394)
140	JPPC	LME Copper Futures^	02/2017	(17,298,382)	(19,353,495)	(2,055,113)
87	JPPC	LME Copper Futures^	02/2017	(11,016,162)	(12,029,621)	(1,013,459)
85	JPPC	LME Copper Futures^	02/2017	(10,765,042)	(11,753,758)	(988,716)
89	JPPC	LME Copper Futures^	02/2017	(11,995,536)	(12,307,588)	(312,052)
266	JPPC	LME Copper Futures^	02/2017	(38,730,716)	(36,782,414)	1,948,302
151	JPPC	LME Copper Futures^	02/2017	(21,229,443)	(20,877,864)	351,579
173	JPPC	LME Copper Futures^	02/2017	(23,647,854)	(23,917,250)	(269,396)
7	JPPC	LME Copper Futures^	02/2017	(957,229)	(967,750)	(10,521)
63	JPPC	LME Copper Futures^	02/2017	(9,179,767)	(8,713,624)	466,143
25	JPPC	LME Copper Futures^	03/2017	(3,612,439)	(3,457,925)	154,514
11	JPPC	LME Copper Futures^	03/2017	(1,581,218)	(1,521,551)	59,667
10	JPPC	LME Copper Futures^	03/2017	(1,479,975)	(1,383,507)	96,468
3	JPPC	LME Copper Futures^	03/2017	(430,680)	(415,125)	15,555
2	JPPC	LME Copper Futures^	03/2017	(276,544)	(276,719)	(175)
5	JPPC	LME Copper Futures^	03/2017	(682,863)	(691,813)	(8,950)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

14

Consolidated Schedule of Investments	December 31, 2016

AQR MANAGED FUTURES STRATEGY FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts: (continued)
66	JPPC	LME Nickel Futures^	01/2017	$ (3,981,679)	$ (3,951,629)	$ 30,050
135	JPPC	LME Nickel Futures^	01/2017	(8,329,771)	(8,083,395)	246,376
125	JPPC	LME Nickel Futures^	02/2017	(8,662,668)	(7,491,855)	1,170,813
342	JPPC	LME Nickel Futures^	02/2017	(24,023,303)	(20,499,049)	3,524,254
138	JPPC	LME Nickel Futures^	02/2017	(9,313,213)	(8,273,674)	1,039,539
40	JPPC	LME Nickel Futures^	02/2017	(2,714,302)	(2,398,474)	315,828
74	JPPC	LME Nickel Futures^	02/2017	(4,921,559)	(4,437,465)	484,094
15	JPPC	LME Nickel Futures^	02/2017	(1,004,728)	(899,718)	105,010
19	JPPC	LME Nickel Futures^	02/2017	(1,295,326)	(1,139,788)	155,538
39	JPPC	LME Nickel Futures^	02/2017	(2,756,424)	(2,340,318)	416,106
72	JPPC	LME Nickel Futures^	03/2017	(4,900,668)	(4,324,195)	576,473
615	JPPC	LME Nickel Futures^	03/2017	(40,327,241)	(36,940,590)	3,386,651
242	JPPC	LME Nickel Futures^	03/2017	(16,596,372)	(14,535,043)	2,061,329
165	JPPC	LME Nickel Futures^	03/2017	(10,475,603)	(9,915,642)	559,961
28	JPPC	LME Nickel Futures^	03/2017	(1,708,691)	(1,683,159)	25,532
62	JPPC	LME Nickel Futures^	03/2017	(3,755,613)	(3,727,217)	28,396
46	JPPC	LME Nickel Futures^	03/2017	(2,781,593)	(2,765,520)	16,073
51	JPPC	LME Zinc Futures^	01/2017	(2,984,625)	(3,262,177)	(277,552)
33	JPPC	LME Zinc Futures^	02/2017	(2,026,397)	(2,117,363)	(90,966)
14	JPPC	LME Zinc Futures^	02/2017	(887,646)	(898,632)	(10,986)
32	JPPC	LME Zinc Futures^	02/2017	(2,083,322)	(2,054,480)	28,842
368	JPPC	LME Zinc Futures^	02/2017	(26,280,218)	(23,644,184)	2,636,034
24	JPPC	LME Zinc Futures^	03/2017	(1,645,254)	(1,542,228)	103,026
140	JPPC	LME Zinc Futures^	03/2017	(9,430,669)	(8,997,554)	433,115
279	JPPC	LME Zinc Futures^	03/2017	(19,182,025)	(17,940,746)	1,241,279
49	JPPC	LME Zinc Futures^	03/2017	(3,455,902)	(3,151,313)	304,589
11	JPPC	LME Zinc Futures^	03/2017	(751,556)	(707,506)	44,050
1,278	JPPC	LME Zinc Futures^	03/2017	(88,170,653)	(82,239,300)	5,931,353
52	JPPC	LME Zinc Futures^	03/2017	(3,549,209)	(3,346,200)	203,009
207	JPPC	LME Zinc Futures^	03/2017	(14,215,835)	(13,320,450)	895,385
148	JPPC	LME Zinc Futures^	03/2017	(9,633,034)	(9,527,759)	105,275
157	MSCL	Platinum Futures^	04/2017	(7,219,544)	(7,109,745)	109,799
275	JPMS	E-Mini MSCI Emerging Markets Index Futures	03/2017	(11,688,964)	(11,809,875)	(120,911)
3,050	JPMS	FTSE China A50 Index Futures	01/2017	(30,350,927)	(30,385,625)	(34,698)
49	JPMS	FTSE/JSE Top 40 Index Futures	03/2017	(1,596,534)	(1,580,773)	15,761
139	BARC	SGX S&P CNX Nifty Index Futures	01/2017	(2,227,631)	(2,275,291)	(47,660)
182	GSCO	10-Year Japanese Government Bond Futures	03/2017	(233,778,671)	(233,956,621)	(177,950)
4,707	JPMS	3-Month Euro Euribor Futures	06/2017	(1,242,063,379)	(1,242,421,986)	(358,607)
6,906	JPMS	3-Month Euro Euribor Futures	09/2017	(1,822,168,425)	(1,822,488,918)	(320,493)
5,949	JPMS	3-Month Euro Euribor Futures	12/2017	(1,569,364,083)	(1,569,702,405)	(338,322)
5,761	JPMS	3-Month Euro Euribor Futures	03/2018	(1,519,179,780)	(1,519,793,533)	(613,753)
5,402	JPMS	3-Month Euro Euribor Futures	06/2018	(1,424,292,142)	(1,424,873,491)	(581,349)
4,098	JPMS	3-Month Euro Euribor Futures	09/2018	(1,079,980,307)	(1,080,704,632)	(724,325)
2,063	JPMS	3-Month Euro Euribor Futures	12/2018	(543,667,077)	(543,908,602)	(241,525)
6,477	JPMS	90-Day EURODollar Futures	09/2018	(1,591,189,469)	(1,588,889,063)	2,300,406
10,407	JPMS	90-Day EURODollar Futures	06/2017	(2,572,462,240)	(2,570,398,912)	2,063,328
10,252	JPMS	90-Day EURODollar Futures	09/2017	(2,532,019,029)	(2,528,271,350)	3,747,679
8,397	JPMS	90-Day EURODollar Futures	12/2017	(2,070,809,862)	(2,067,341,400)	3,468,462
7,856	JPMS	90-Day EURODollar Futures	03/2018	(1,935,006,588)	(1,931,790,400)	3,216,188
7,236	JPMS	90-Day EURODollar Futures	06/2018	(1,780,128,899)	(1,777,161,600)	2,967,299
5,831	JPMS	90-Day EURODollar Futures	12/2018	(1,429,944,196)	(1,428,595,000)	1,349,196
3,674	JPMS	90-Day Sterling Futures	06/2017	(563,500,229)	(563,602,573)	(102,344)
3,124	JPMS	90-Day Sterling Futures	09/2017	(478,895,221)	(479,134,728)	(239,507)
1,576	JPMS	90-Day Sterling Futures	12/2017	(241,389,662)	(241,641,739)	(252,077)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

15

Consolidated Schedule of Investments	December 31, 2016

AQR MANAGED FUTURES STRATEGY FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts: (continued)
421	JPMS	90-Day Sterling Futures	03/2018	$ (64,449,728)	$ (64,524,294)	$ (74,566)
817	JPMS	90-Day Sterling Futures	06/2018	(125,094,209)	(125,166,624)	(72,415)
797	JPMS	90-Day Sterling Futures	09/2018	(122,005,003)	(122,041,180)	(36,177)
39	JPMS	90-Day Sterling Futures	12/2018	(5,961,174)	(5,968,898)	(7,724)
2,149	JPMS	ASX 90 Day Bank Accepted Bills Futures	06/2017	(1,543,700,822)	(1,543,707,809)	(6,987)
1,899	JPMS	ASX 90 Day Bank Accepted Bills Futures	09/2017	(1,363,891,584)	(1,363,922,525)	(30,941)
1,733	JPMS	Australia 10-Year Bond Futures	03/2017	(158,802,192)	(159,757,299)	(955,107)
19,477	JPMS	Australia 3-Year Bond Futures	03/2017	(1,569,469,610)	(1,566,735,195)	2,734,415
2,670	GSCO	Canadian 10-Year Bond Futures	03/2017	(272,885,764)	(273,492,794)	(607,030)
2,228	JPMS	Canadian 3-Month Bank Acceptance Futures	03/2017	(411,108,720)	(411,013,853)	94,867
7,525	JPMS	Canadian 3-Month Bank Acceptance Futures	06/2017	(1,387,828,089)	(1,387,625,917)	202,172
6,908	JPMS	Canadian 3-Month Bank Acceptance Futures	09/2017	(1,272,768,199)	(1,273,078,054)	(309,855)
2,188	MSCL	CME Ultra Long Term U.S. Treasury Bond Futures	03/2017	(349,941,397)	(350,627,000)	(685,603)
650	JPMS	Euro CHF 3-Month LIFFE Futures	12/2017	(160,796,151)	(160,744,623)	51,528
1,173	JPMS	Euro CHF 3-Month LIFFE Futures	06/2017	(290,267,322)	(290,197,413)	69,909
885	JPMS	Euro CHF 3-Month LIFFE Futures	09/2017	(219,028,614)	(218,925,169)	103,445
3,088	GSCO	Euro-BTP Italian Government Bond Futures	03/2017	(431,571,414)	(439,836,406)	(8,264,992)
63	GSCO	Euro-Buxl 30-Year Bond Futures	03/2017	(11,594,600)	(11,507,317)	87,283
7,398	MSCL	U.S. Treasury 10-Year Note Futures	03/2017	(919,682,374)	(919,432,688)	249,686
22,618	MSCL	U.S. Treasury 2-Year Note Futures	03/2017	(4,905,042,202)	(4,901,037,875)	4,004,327
12,363	MSCL	U.S. Treasury 5-Year Note Futures	03/2017	(1,456,137,474)	(1,454,680,805)	1,456,669
3,116	MSCL	U.S. Treasury Long Bond Futures	03/2017	(467,980,642)	(469,444,875)	(1,464,233)

				(43,425,673,382)	(43,393,632,090)	32,041,292

				$(29,938,279,005)	$(29,864,422,895)	$73,856,110

Forward foreign currency exchange contracts outstanding as of December 31, 2016:

Over the Counter

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 03/15/17	CITI	AUD	407,402,400	$303,403,456	$293,497,423	$(9,906,033)
Australian Dollar, Expiring 03/15/17	JPMC	AUD	609,711,600	454,071,401	439,243,321	(14,828,080)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

16

Consolidated Schedule of Investments	December 31, 2016

AQR MANAGED FUTURES STRATEGY FUND

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
Brazilian Real, Expiring 03/15/17*	CITI	BRL	481,197,200	$ 137,629,907	$ 144,988,152	$ 7,358,245
Brazilian Real, Expiring 03/15/17*	JPMC	BRL	651,685,800	186,602,135	196,357,585	9,755,450
Canadian Dollar, Expiring 03/15/17	CITI	CAD	1,051,656,800	793,877,353	783,918,588	(9,958,765)
Canadian Dollar, Expiring 03/15/17	JPMC	CAD	1,577,485,199	1,190,817,516	1,175,877,879	(14,939,637)
Swiss Franc, Expiring 03/15/17	CITI	CHF	10,460,000	10,346,231	10,317,540	(28,691)
Swiss Franc, Expiring 03/15/17	JPMC	CHF	15,690,000	15,519,365	15,476,311	(43,054)
Chilean Peso, Expiring 03/15/17*	CITI	CLP	45,041,677,600	66,856,439	66,914,682	58,243
Chilean Peso, Expiring 03/15/17*	JPMC	CLP	62,812,103,400	93,146,966	93,314,730	167,764
Colombian Peso, Expiring 03/15/17*	CITI	COP	90,576,629,000	29,708,966	29,804,058	95,092
Colombian Peso, Expiring 03/15/17*	JPMC	COP	89,306,004,000	29,220,008	29,385,963	165,955
Euro, Expiring 03/15/17	CITI	EUR	790,937,400	842,509,113	835,514,606	(6,994,507)
Euro, Expiring 03/15/17	JPMC	EUR	1,178,259,600	1,255,216,926	1,244,666,270	(10,550,656)
British Pound, Expiring 03/15/17	CITI	GBP	204,392,800	258,540,167	252,333,802	(6,206,365)
British Pound, Expiring 03/15/17	JPMC	GBP	294,535,200	373,002,853	363,619,396	(9,383,457)
Hungarian Forint, Expiring 03/16/17	CITI	HUF	42,221,271,001	143,960,319	143,980,613	20,294
Hungarian Forint, Expiring 03/16/17	JPMC	HUF	60,821,247,001	207,511,300	207,409,211	(102,089)
Indonesian Rupiah, Expiring 03/15/17*	CITI	IDR	840,348,342,200	61,418,185	61,726,108	307,923
Indonesian Rupiah, Expiring 03/15/17*	JPMC	IDR	1,231,212,172,800	89,985,202	90,436,228	451,026
Israeli Shekel, Expiring 03/15/17	CITI	ILS	198,863,200	52,236,746	51,726,550	(510,196)
Israeli Shekel, Expiring 03/15/17	JPMC	ILS	273,214,800	71,803,046	71,066,237	(736,809)
Indian Rupee, Expiring 03/15/17*	CITI	INR	7,372,966,200	107,678,817	107,781,742	102,925
Indian Rupee, Expiring 03/15/17*	JPMC	INR	9,797,566,800	142,976,485	143,225,779	249,294
Japanese Yen, Expiring 03/15/17	CITI	JPY	50,192,273,200	441,403,077	430,953,670	(10,449,407)
Japanese Yen, Expiring 03/15/17	JPMC	JPY	75,288,409,800	662,103,888	646,430,504	(15,673,384)
Korean Won, Expiring 03/15/17*	CITI	KRW	244,982,782,401	209,489,710	202,853,338	(6,636,372)
Korean Won, Expiring 03/15/17*	JPMC	KRW	367,474,173,599	314,234,959	304,280,008	(9,954,951)
Mexican Peso, Expiring 03/15/17	CITI	MXN	977,657,000	47,258,169	46,721,008	(537,161)
Mexican Peso, Expiring 03/15/17	JPMC	MXN	1,436,370,000	69,430,468	68,642,330	(788,138)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

17

Consolidated Schedule of Investments	December 31, 2016

AQR MANAGED FUTURES STRATEGY FUND

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
Norwegian Krone, Expiring 03/15/17	CITI	NOK	3,324,124,799	$ 395,674,365	$ 385,122,685	$ (10,551,680)
Norwegian Krone, Expiring 03/15/17	JPMC	NOK	4,986,187,197	593,504,783	577,684,028	(15,820,755)
New Zealand Dollar, Expiring 03/15/17	CITI	NZD	1,991,269,201	1,411,776,985	1,380,427,288	(31,349,697)
New Zealand Dollar, Expiring 03/15/17	JPMC	NZD	2,916,010,801	2,067,583,226	2,021,495,078	(46,088,148)
Philippine Peso, Expiring 03/15/17*	CITI	PHP	1,785,854,400	35,371,012	35,836,555	465,543
Philippine Peso, Expiring 03/15/17*	JPMC	PHP	1,990,443,600	39,382,216	39,942,025	559,809
Poland Zloty, Expiring 03/15/17	CITI	PLN	330,044,800	78,001,084	78,773,186	772,102
Poland Zloty, Expiring 03/15/17	JPMC	PLN	495,067,200	117,003,899	118,159,781	1,155,882
Swedish Krona, Expiring 03/15/17	CITI	SEK	3,627,830,000	395,521,325	399,856,134	4,334,809
Swedish Krona, Expiring 03/15/17	JPMC	SEK	5,390,220,000	587,633,800	594,105,164	6,471,364
Singapore Dollar, Expiring 03/15/17	CITI	SGD	54,993,000	38,433,915	37,960,896	(473,019)
Singapore Dollar, Expiring 03/15/17	JPMC	SGD	53,913,000	37,666,059	37,215,387	(450,672)
Turkish Lira, Expiring 03/15/17	CITI	TRY	202,456,400	56,655,422	56,549,259	(106,163)
Turkish Lira, Expiring 03/15/17	JPMC	TRY	303,684,600	84,983,931	84,823,890	(160,041)
New Taiwan Dollar, Expiring 03/15/17*	CITI	TWD	1,039,642,400	32,702,143	32,361,582	(340,561)
New Taiwan Dollar, Expiring 03/15/17*	JPMC	TWD	1,249,716,599	39,300,744	38,900,691	(400,053)
South African Rand, Expiring 03/15/17	CITI	ZAR	2,991,322,400	213,368,302	214,946,897	1,578,595
South African Rand, Expiring 03/15/17	JPMC	ZAR	4,478,565,600	319,448,987	321,815,454	2,366,467

				$15,205,971,371	$15,008,439,612	$(197,531,759)

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 03/15/17	CITI	AUD	(560,634,000)	$(405,985,750)	$(403,887,250)	$2,098,500
Australian Dollar, Expiring 03/15/17	JPMC	AUD	(840,951,000)	(608,975,485)	(605,830,873)	3,144,612
Brazilian Real, Expiring 03/15/17*	CITI	BRL	(125,488,800)	(35,867,248)	(37,810,671)	(1,943,423)
Brazilian Real, Expiring 03/15/17*	JPMC	BRL	(166,462,200)	(47,696,534)	(50,156,250)	(2,459,716)
Canadian Dollar, Expiring 03/15/17	CITI	CAD	(453,735,600)	(337,142,952)	(338,220,388)	(1,077,436)
Canadian Dollar, Expiring 03/15/17	JPMC	CAD	(680,603,400)	(505,717,603)	(507,330,580)	(1,612,977)
Swiss Franc, Expiring 03/15/17	CITI	CHF	(11,659,600)	(11,570,694)	(11,500,803)	69,891

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

18

Consolidated Schedule of Investments	December 31, 2016

AQR MANAGED FUTURES STRATEGY FUND

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
Swiss Franc, Expiring 03/15/17	JPMC	CHF	(14,318,400)	$ (14,216,163)	$ (14,123,391)	$ 92,772
Chilean Peso, Expiring 03/15/17*	CITI	CLP	(19,056,655,600)	(28,127,013)	(28,310,891)	(183,878)
Chilean Peso, Expiring 03/15/17*	JPMC	CLP	(28,584,983,400)	(42,190,466)	(42,466,337)	(275,871)
Colombian Peso, Expiring 03/15/17*	CITI	COP	(13,295,589,800)	(4,290,254)	(4,374,887)	(84,633)
Colombian Peso, Expiring 03/15/17*	JPMC	COP	(16,180,330,200)	(5,194,675)	(5,324,105)	(129,430)
Euro, Expiring 03/15/17	CITI	EUR	(1,735,681,612)	(1,858,598,563)	(1,833,504,574)	25,093,989
Euro, Expiring 03/15/17	JPMC	EUR	(2,603,522,416)	(2,787,899,745)	(2,750,256,858)	37,642,887
British Pound, Expiring 03/15/17	CITI	GBP	(504,513,200)	(633,259,688)	(622,848,425)	10,411,263
British Pound, Expiring 03/15/17	JPMC	GBP	(756,769,800)	(949,892,759)	(934,272,637)	15,620,122
Hong Kong Dollar, Expiring 03/15/17	CITI	HKD	(98,519,600)	(12,707,989)	(12,708,380)	(391)
Hong Kong Dollar, Expiring 03/15/17	JPMC	HKD	(56,627,400)	(7,307,274)	(7,304,562)	2,712
Hungarian Forint, Expiring 03/16/17	CITI	HUF	(31,224,525,600)	(105,991,518)	(106,480,129)	(488,611)
Hungarian Forint, Expiring 03/16/17	JPMC	HUF	(46,836,788,400)	(158,981,644)	(159,720,193)	(738,549)
Indonesian Rupiah, Expiring 03/15/17*	CITI	IDR	(248,959,076,600)	(18,243,793)	(18,286,792)	(42,999)
Indonesian Rupiah, Expiring 03/15/17*	JPMC	IDR	(246,807,443,400)	(18,091,613)	(18,128,747)	(37,134)
Israeli Shekel, Expiring 03/15/17	CITI	ILS	(213,118,200)	(55,758,816)	(55,434,435)	324,381
Israeli Shekel, Expiring 03/15/17	JPMC	ILS	(267,172,799)	(69,996,471)	(69,494,644)	501,827
Indian Rupee, Expiring 03/15/17*	CITI	INR	(2,812,314,000)	(40,742,927)	(41,111,826)	(368,899)
Indian Rupee, Expiring 03/15/17*	JPMC	INR	(4,023,300,000)	(58,263,865)	(58,814,630)	(550,765)
Japanese Yen, Expiring 03/15/17	CITI	JPY	(76,272,444,801)	(666,245,863)	(654,879,482)	11,366,381
Japanese Yen, Expiring 03/15/17	JPMC	JPY	(114,408,667,199)	(999,381,627)	(982,319,225)	17,062,402
Korean Won, Expiring 03/15/17*	CITI	KRW	(367,705,555,600)	(313,534,618)	(304,471,599)	9,063,019
Korean Won, Expiring 03/15/17*	JPMC	KRW	(551,558,333,400)	(470,301,337)	(456,707,401)	13,593,936
Mexican Peso, Expiring 03/15/17	CITI	MXN	(3,264,259,200)	(155,549,618)	(155,994,873)	(445,255)
Mexican Peso, Expiring 03/15/17	JPMC	MXN	(4,896,388,800)	(233,325,301)	(233,992,311)	(667,010)
Norwegian Krone, Expiring 03/15/17	CITI	NOK	(1,906,152,600)	(220,144,859)	(220,840,868)	(696,009)
Norwegian Krone, Expiring 03/15/17	JPMC	NOK	(2,592,737,400)	(299,593,285)	(300,386,432)	(793,147)
New Zealand Dollar, Expiring 03/15/17	CITI	NZD	(1,045,459,400)	(733,551,014)	(724,754,184)	8,796,830

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

19

Consolidated Schedule of Investments	December 31, 2016

AQR MANAGED FUTURES STRATEGY FUND

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
New Zealand Dollar, Expiring 03/15/17	JPMC	NZD	(1,557,546,600)	$ (1,092,731,033)	$ (1,079,753,471)	$ 12,977,562
Philippine Peso, Expiring 03/15/17*	CITI	PHP	(3,470,743,800)	(68,984,138)	(69,647,056)	(662,918)
Philippine Peso, Expiring 03/15/17*	JPMC	PHP	(4,956,421,200)	(98,507,258)	(99,459,988)	(952,730)
Poland Zloty, Expiring 03/15/17	CITI	PLN	(689,040,800)	(164,158,627)	(164,456,279)	(297,652)
Poland Zloty, Expiring 03/15/17	JPMC	PLN	(1,033,561,200)	(246,251,044)	(246,684,419)	(433,375)
Swedish Krona, Expiring 03/15/17	CITI	SEK	(5,988,299,200)	(658,046,612)	(660,024,912)	(1,978,300)
Swedish Krona, Expiring 03/15/17	JPMC	SEK	(8,982,448,799)	(987,068,750)	(990,037,367)	(2,968,617)
Singapore Dollar, Expiring 03/15/17	CITI	SGD	(80,831,400)	(56,710,668)	(55,796,779)	913,889
Singapore Dollar, Expiring 03/15/17	JPMC	SGD	(112,347,600)	(78,874,707)	(77,551,970)	1,322,737
Turkish Lira, Expiring 03/15/17	CITI	TRY	(1,010,411,600)	(286,122,331)	(282,223,865)	3,898,466
Turkish Lira, Expiring 03/15/17	JPMC	TRY	(1,501,631,400)	(425,284,801)	(419,429,288)	5,855,513
New Taiwan Dollar, Expiring 03/15/17*	CITI	TWD	(460,658,400)	(14,339,698)	(14,339,195)	503
New Taiwan Dollar, Expiring 03/15/17*	JPMC	TWD	(328,662,600)	(10,214,266)	(10,230,482)	(16,216)
South African Rand, Expiring 03/15/17	CITI	ZAR	(280,967,400)	(20,038,169)	(20,189,423)	(151,254)
South African Rand, Expiring 03/15/17	JPMC	ZAR	(246,051,600)	(17,631,492)	(17,680,484)	(48,992)

				(17,139,302,618)	(16,979,554,611)	159,748,007

				$(1,933,331,247)	$(1,971,114,999)	$(37,783,752)

*	Non-deliverable forward (See Note 4).

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

CHF - Swiss Franc

CLP - Chilean Peso

COP - Colombian Peso

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

HUF - Hungarian Forint

IDR - Indonesian Rupiah

ILS - Israeli Shekel

INR - Indian Rupee

JPY - Japanese Yen

KRW - Korean Won

MXN - Mexican Peso

NOK - Norwegian Krone

NZD - New Zealand Dollar

PHP - Philippine Peso

PLN - Poland Zloty

SEK - Swedish Krona

SGD - Singapore Dollar

TRY - Turkish Lira

TWD - New Taiwan Dollar

USD - United States Dollar

ZAR - South African Rand

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

20

Consolidated Schedule of Investments	December 31, 2016

AQR MANAGED FUTURES STRATEGY FUND

Collateral pledged to, or (received from), each counterparty at December 31, 2016 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ CENTRALLY CLEARED	TOTAL
BANA
Investment Companies	$3,730,000	$—	$3,730,000

BARC
Cash	—	159,165,539	159,165,539

CITI
Investment Companies	64,133,868	—	64,133,868

GSCO
Cash	—	(5,855,000)	(5,855,000)
U.S. Treasury Bills	—	34,542,457	34,542,457

GSIN
Investment Companies	24,818,883	—	24,818,883

JPMC
Cash	157,980,000	—	157,980,000

JPMS
Cash	—	(15,626,600)	(15,626,600)
U.S. Treasury Bills	—	93,714,784	93,714,784

MSCS
Investment Companies	39,632,215	—	39,632,215

MSCL
Cash	—	(13,934,628)	(13,934,628)
U.S. Treasury Bills	—	67,860,650	67,860,650

Collateral pledged to, or (received from), each counterparty for the Subsidiary (See Note 2) at December 31, 2016 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ CENTRALLY CLEARED	TOTAL
CITI
Investment Companies	$19,868,949	$—	$19,868,949

GSCO
Cash	—	(26,162,151)	(26,162,151)
U.S. Treasury Bills	—	51,121,494	51,121,494

GSIN
Cash	8,280,000	—	8,280,000

JPPC
Cash	—	193,943	193,943
U.S. Treasury Bills	—	37,640,199	37,640,199

MACQ
Investment Companies	35,730,000	—	35,730,000

MLIN
Investment Companies	63,690,000	—	63,690,000

MSCL
Cash	—	(12,368,316)	(12,368,316)
U.S. Treasury Bills	—	62,724,053	62,724,053

SOCG
Investment Companies	19,454,982	—	19,454,982

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2016

21

Consolidated Schedule of Investments	December 31, 2016

AQR MANAGED FUTURES STRATEGY HV FUND

INVESTMENTS	SHARES	VALUE
SHORT-TERM INVESTMENTS - 96.2%
INVESTMENT COMPANIES - 20.0%
J.P. Morgan U.S. Treasury Plus Money Market Fund - IM Shares, 0.41% (a)(b)(c)	142,245,966	$142,245,966
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 0.37% (a)(c)	4,443,714	4,443,714

TOTAL INVESTMENT COMPANIES (Cost $146,689,680)		146,689,680

	PRINCIPAL AMOUNT
U.S. TREASURY OBLIGATIONS - 76.2%
U.S. Treasury Bills
0.34%, 1/5/2017 (b)(d)	$31,522,000	31,521,369
0.39%, 1/12/2017 (b)(d)	34,484,000	34,480,552
0.43%, 1/19/2017 (b)(d)	4,725,000	4,724,131
0.43%, 1/26/2017 (d)	93,890,000	93,864,744
0.39%, 2/2/2017 (d)	11,943,000	11,938,796
0.44%, 2/9/2017 (b)(d)	155,032,000	154,960,685
0.45%, 2/16/2017 (b)(d)	37,559,000	37,538,793
0.45%, 2/23/2017 (b)(d)	1,471,000	1,470,019
0.48%, 3/2/2017 (b)(d)	12,499,000	12,489,251
0.47%, 3/9/2017 (b)(d)	2,209,000	2,207,087
0.54%, 3/16/2017 (d)	6,626,000	6,619,374
0.42%, 3/30/2017 (b)(d)	12,577,000	12,562,008
0.49%, 4/6/2017 (b)(d)	5,882,000	5,873,995
0.50%, 4/13/2017 (b)(d)	18,497,000	18,469,199
0.47%, 4/20/2017 (b)(d)(e)	5,450,000	5,441,231
0.48%, 4/27/2017 (b)(d)(e)	17,413,000	17,382,806

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
U.S. TREASURY OBLIGATIONS - 76.2% (continued)
0.63%, 5/18/2017 (b)(d)(e)	$26,230,000	$26,170,405
0.62%, 6/8/2017 (b)(d)(e)	15,034,000	14,993,604
0.65%, 6/15/2017 (b)(d)(e)	21,648,000	21,588,446
0.65%, 6/22/2017 (b)(d)(e)	34,731,000	34,629,412
0.64%, 6/29/2017 (b)(d)	8,288,000	8,263,045

TOTAL U.S. TREASURY OBLIGATIONS (Cost $557,175,231)		557,188,952

TOTAL SHORT-TERM INVESTMENTS (Cost $703,864,911)		703,878,632

TOTAL INVESTMENTS IN SECURITIES AT VALUE - 96.2% (Cost $703,864,911)		703,878,632

OTHER ASSETS IN EXCESS OF LIABILITIES - 3.8% (f)		27,605,308

NET ASSETS - 100.0%		$731,483,940

(a)	Represents 7-day effective yield as of 12/31/2016.
(b)	All or a portion represents positions held in the respective Subsidiary (See Note 2).
(c)	All or a portion of the security pledged as collateral for forward foreign currency exchange and swap contracts.
(d)	The rate shown was the effective yield at the date of purchase.
(e)	All or a portion of the security pledged as collateral for futures contracts.
(f)	Includes appreciation/(depreciation) on forward foreign currency exchange, futures and swap contracts.

All securities are Level 2 with respect to ASC 820 (See Note 5).

Total return swap contracts outstanding as of December 31, 2016:

Over the Counter

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
BANA	Bovespa Index February Futures	02/2017	BRL	5,747,339	$18,622
CITI	Cocoa March Futures^	02/2017	USD	(2,114,400)	92,720
CITI	Cocoa March Futures^	02/2017	USD	1,348,355	264,095
MACQ	Cocoa March Futures^	02/2017	USD	(1,637,620)	319,500
SOCG	Cocoa March Futures^	02/2017	USD	(844,455)	164,135
GSIN	Cocoa March Futures^	02/2017	USD	1,330,880	246,620
GSIN	Cocoa March Futures^	02/2017	USD	(2,647,870)	100,060
CITI	Coffee ‘C’ March Futures^	02/2017	USD	3,397,978	(674,109)
CITI	Coffee ‘C’ March Futures^	02/2017	USD	(3,397,978)	78,647
SOCG	Coffee ‘C’ March Futures^	02/2017	USD	8,041,647	(1,668,822)
SOCG	Coffee ‘C’ March Futures^	02/2017	USD	(6,092,126)	146,202
MACQ	Coffee ‘C’ March Futures^	02/2017	USD	(6,638,039)	136,855
MACQ	Coffee ‘C’ March Futures^	02/2017	USD	6,638,039	(1,344,483)
CITI	Corn March Futures^	02/2017	USD	1,857,844	9,844
CITI	Corn March Futures^	02/2017	USD	(1,857,844)	(44,179)
MACQ	Corn March Futures^	02/2017	USD	(600,381)	1,981
CITI	Cotton No. 2 March Futures^	02/2017	USD	(1,149,415)	(11,085)
CITI	Cotton No. 2 March Futures^	02/2017	USD	1,149,415	(19,015)
SOCG	Cotton No. 2 March Futures^	02/2017	USD	(285,883)	(1,953)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

22

Consolidated Schedule of Investments	December 31, 2016

AQR MANAGED FUTURES STRATEGY HV FUND

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
SOCG	Cotton No. 2 March Futures^	02/2017	USD	285,883	$ (3,283)
GSIN	Cotton No. 2 March Futures^	02/2017	USD	1,978,480	(35,605)
MACQ	Cotton No. 2 March Futures^	02/2017	USD	(731,070)	(9,030)
MACQ	Cotton No. 2 March Futures^	02/2017	USD	1,810,816	26,084
BANA	Hang Seng Index January Futures	01/2017	HKD	18,336,679	42,680
GSIN	Hang Seng Index January Futures	01/2017	HKD	37,826,658	78,249
SOCG	Hard Red Winter Wheat March Futures^	02/2017	USD	(613,374)	6,549
MACQ	Hard Red Winter Wheat March Futures^	02/2017	USD	(858,972)	21,972
GSIN	H-SHARES Index January Futures	01/2017	HKD	43,252,759	112,286
BANA	KOSPI Index 200 March Futures	03/2017	KRW	7,034,001,818	99,963
GSIN	KOSPI Index 200 March Futures	03/2017	KRW	12,335,204,350	348,107
SOCG	Lean Hogs February Futures^	02/2017	USD	(42,810)	1,998
SOCG	Lean Hogs February Futures^	02/2017	USD	42,810	(10,110)
MACQ	Lean Hogs February Futures^	02/2017	USD	(1,752,677)	70,229
MACQ	Lean Hogs February Futures^	02/2017	USD	1,687,214	(376,666)
SOCG	Live Cattle February Futures^	02/2017	USD	10,155,622	(1,078,018)
SOCG	Live Cattle February Futures^	02/2017	USD	(10,155,622)	447,771
MACQ	Live Cattle February Futures^	02/2017	USD	8,268,723	(922,437)
MACQ	Live Cattle February Futures^	02/2017	USD	(9,558,993)	188,105
BANA	MSCI Taiwan Stock Index January Futures	01/2017	USD	1,560,055	21,425
GSIN	MSCI Taiwan Stock Index January Futures	01/2017	USD	14,079,606	153,714
BANA	OMXS30 Index January Futures	01/2017	SEK	41,384,424	(56,890)
GSIN	SGX S&P CNX Nifty Index January Futures	01/2017	USD	(15,984)	(385)
CITI	Soybean March Futures^	02/2017	USD	(13,293,513)	104,736
CITI	Soybean March Futures^	02/2017	USD	15,372,513	(613,713)
SOCG	Soybean March Futures^	02/2017	USD	(2,427,401)	73,539
SOCG	Soybean March Futures^	02/2017	USD	10,142,974	(404,174)
GSIN	Soybean March Futures^	02/2017	USD	(4,820,327)	101,774
GSIN	Soybean March Futures^	02/2017	USD	4,976,252	(157,052)
MACQ	Soybean March Futures^	02/2017	USD	19,709,103	(783,703)
MACQ	Soybean March Futures^	02/2017	USD	(2,907,212)	77,070
CITI	Soybean Meal March Futures^	02/2017	USD	2,377,070	(34,230)
SOCG	Soybean Meal March Futures^	02/2017	USD	1,123,519	(15,419)
GSIN	Soybean Meal March Futures^	02/2017	USD	(1,557,600)	5,280
GSIN	Soybean Meal March Futures^	02/2017	USD	8,187,540	(114,240)
SOCG	Soybean Oil March Futures^	02/2017	USD	(3,349,268)	118,012
SOCG	Soybean Oil March Futures^	02/2017	USD	8,595,448	(651,376)
BANA	Swiss Market Index March Futures	03/2017	CHF	(6,798,629)	(144,686)
CITI	Wheat March Futures^	02/2017	USD	(9,760,844)	397,244
SOCG	Wheat March Futures^	02/2017	USD	4,747,763	218,963
SOCG	Wheat March Futures^	02/2017	USD	(6,918,251)	(27,433)
MACQ	Wheat March Futures^	02/2017	USD	(1,296,111)	51,711

					$(4,855,354)

^	Represents positions held in the respective Subsidiary (See Note 2).

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

23

Consolidated Schedule of Investments	December 31, 2016

AQR MANAGED FUTURES STRATEGY HV FUND

Open futures contracts outstanding at December 31, 2016:

Exchange Traded

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts:
539	GSCO	Brent Crude Futures^	01/2017	$29,987,362	$30,625,980	$638,618
514	GSCO	Gas Oil Futures^	02/2017	25,036,541	25,944,150	907,609
134	MSCL	Gasoline RBOB Futures^	01/2017	8,841,761	9,403,825	562,064
244	MSCL	Heating Oil ULSD Futures^	01/2017	17,073,574	17,710,594	637,020
73	JPPC	LME Aluminum Futures^	01/2017	3,061,910	3,107,062	45,152
37	JPPC	LME Aluminum Futures^	01/2017	1,558,558	1,573,888	15,330
10	JPPC	LME Aluminum Futures^	01/2017	419,162	425,250	6,088
17	JPPC	LME Aluminum Futures^	01/2017	715,753	722,287	6,534
1	JPPC	LME Aluminum Futures^	01/2017	42,256	42,450	194
2	JPPC	LME Aluminum Futures^	01/2017	83,478	84,700	1,222
8	JPPC	LME Aluminum Futures^	01/2017	323,020	338,572	15,552
17	JPPC	LME Aluminum Futures^	01/2017	694,500	719,351	24,851
10	JPPC	LME Aluminum Futures^	01/2017	415,030	423,113	8,083
35	JPPC	LME Aluminum Futures^	01/2017	1,512,080	1,480,422	(31,658)
36	JPPC	LME Aluminum Futures^	02/2017	1,558,023	1,522,594	(35,429)
75	JPPC	LME Aluminum Futures^	02/2017	3,239,647	3,171,563	(68,084)
37	JPPC	LME Aluminum Futures^	02/2017	1,592,373	1,564,351	(28,022)
38	JPPC	LME Aluminum Futures^	02/2017	1,635,252	1,606,478	(28,774)
5	JPPC	LME Aluminum Futures^	02/2017	217,830	211,360	(6,470)
12	JPPC	LME Aluminum Futures^	02/2017	532,452	507,216	(25,236)
49	JPPC	LME Aluminum Futures^	02/2017	2,064,949	2,069,944	4,995
12	JPPC	LME Aluminum Futures^	02/2017	513,029	507,165	(5,864)
12	JPPC	LME Aluminum Futures^	02/2017	521,879	507,225	(14,654)
3	JPPC	LME Aluminum Futures^	02/2017	132,171	126,897	(5,274)
14	JPPC	LME Aluminum Futures^	03/2017	602,959	592,252	(10,707)
23	JPPC	LME Aluminum Futures^	03/2017	981,856	973,101	(8,755)
61	JPPC	LME Aluminum Futures^	03/2017	2,613,208	2,582,054	(31,154)
8	JPPC	LME Aluminum Futures^	03/2017	344,024	338,670	(5,354)
13	JPPC	LME Aluminum Futures^	03/2017	560,657	550,404	(10,253)
3	JPPC	LME Aluminum Futures^	03/2017	130,357	127,031	(3,326)
3	JPPC	LME Aluminum Futures^	03/2017	130,632	126,993	(3,639)
336	JPPC	LME Aluminum Futures^	03/2017	14,512,185	14,219,100	(293,085)
32	JPPC	LME Aluminum Futures^	03/2017	1,387,278	1,354,400	(32,878)
15	JPPC	LME Aluminum Futures^	03/2017	645,037	634,849	(10,188)
5	JPPC	LME Aluminum Futures^	03/2017	212,531	211,620	(911)
11	JPPC	LME Aluminum Futures^	03/2017	463,718	465,575	1,857
15	JPPC	LME Copper Futures^	01/2017	1,762,582	2,072,250	309,668
13	JPPC	LME Copper Futures^	01/2017	1,517,668	1,795,544	277,876
15	JPPC	LME Copper Futures^	01/2017	1,743,019	2,071,901	328,882
12	JPPC	LME Copper Futures^	01/2017	1,392,442	1,657,908	265,466
2	JPPC	LME Copper Futures^	01/2017	236,717	276,334	39,617
2	JPPC	LME Copper Futures^	01/2017	242,691	276,431	33,740
2	JPPC	LME Copper Futures^	02/2017	244,412	276,447	32,035
9	JPPC	LME Copper Futures^	02/2017	1,115,151	1,244,153	129,002
6	JPPC	LME Copper Futures^	02/2017	759,294	829,629	70,335
6	JPPC	LME Copper Futures^	02/2017	768,870	829,677	60,807
6	JPPC	LME Copper Futures^	02/2017	807,278	829,725	22,447
19	JPPC	LME Copper Futures^	02/2017	2,720,729	2,627,315	(93,414)
11	JPPC	LME Copper Futures^	02/2017	1,540,910	1,520,904	(20,006)
13	JPPC	LME Copper Futures^	02/2017	1,776,909	1,797,250	20,341
4	JPPC	LME Copper Futures^	02/2017	547,641	553,000	5,359
3	JPPC	LME Copper Futures^	02/2017	436,820	414,934	(21,886)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

24

Consolidated Schedule of Investments	December 31, 2016

AQR MANAGED FUTURES STRATEGY HV FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts: (continued)
1	JPPC	LME Copper Futures^	03/2017	$ 144,732	$ 138,317	$ (6,415)
4	JPPC	LME Copper Futures^	03/2017	582,536	553,475	(29,061)
244	MSCL	LME Copper Futures^	03/2017	15,350,531	15,283,550	(66,981)
5	JPPC	LME Nickel Futures^	01/2017	301,947	299,366	(2,581)
9	JPPC	LME Nickel Futures^	01/2017	557,464	538,893	(18,571)
10	JPPC	LME Nickel Futures^	02/2017	692,396	599,349	(93,047)
24	JPPC	LME Nickel Futures^	02/2017	1,674,967	1,438,529	(236,438)
11	JPPC	LME Nickel Futures^	02/2017	739,478	659,496	(79,982)
3	JPPC	LME Nickel Futures^	02/2017	202,696	179,886	(22,810)
5	JPPC	LME Nickel Futures^	02/2017	332,054	299,828	(32,226)
1	JPPC	LME Nickel Futures^	02/2017	67,243	59,981	(7,262)
2	JPPC	LME Nickel Futures^	02/2017	136,846	119,978	(16,868)
4	JPPC	LME Nickel Futures^	02/2017	281,945	240,033	(41,912)
94	JPPC	LME Nickel Futures^	03/2017	6,490,819	5,646,204	(844,615)
16	JPPC	LME Nickel Futures^	03/2017	1,102,119	960,994	(141,125)
5	JPPC	LME Nickel Futures^	03/2017	306,012	300,564	(5,448)
12	JPPC	LME Nickel Futures^	03/2017	728,669	721,396	(7,273)
2	JPPC	LME Nickel Futures^	03/2017	121,313	120,240	(1,073)
3	JPPC	LME Zinc Futures^	01/2017	174,677	191,893	17,216
2	JPPC	LME Zinc Futures^	02/2017	123,150	128,326	5,176
1	JPPC	LME Zinc Futures^	02/2017	63,576	64,188	612
2	JPPC	LME Zinc Futures^	02/2017	128,442	128,405	(37)
26	JPPC	LME Zinc Futures^	02/2017	1,857,019	1,670,513	(186,506)
3	JPPC	LME Zinc Futures^	03/2017	204,307	192,778	(11,529)
9	JPPC	LME Zinc Futures^	03/2017	603,472	578,414	(25,058)
16	JPPC	LME Zinc Futures^	03/2017	1,093,990	1,028,860	(65,130)
3	JPPC	LME Zinc Futures^	03/2017	213,907	192,937	(20,970)
1	JPPC	LME Zinc Futures^	03/2017	68,628	64,319	(4,309)
3	JPPC	LME Zinc Futures^	03/2017	205,882	193,050	(12,832)
135	JPPC	LME Zinc Futures^	03/2017	9,303,156	8,687,250	(615,906)
14	JPPC	LME Zinc Futures^	03/2017	966,216	900,900	(65,316)
2	JPPC	LME Zinc Futures^	03/2017	128,181	128,787	606
189	MSCL	Natural Gas Futures^	01/2017	6,756,609	7,038,360	281,751
22	MSCL	NYMEX Palladium Futures^	03/2017	1,632,718	1,503,150	(129,568)
31	MSCL	Silver Futures^	03/2017	2,586,605	2,478,295	(108,310)
151	MSCL	Sugar #11 (World Markets) Futures^	02/2017	3,911,473	3,299,532	(611,941)
382	MSCL	WTI Crude Futures^	01/2017	20,058,426	20,521,040	462,614
137	BARC	Amsterdam Index Futures	01/2017	13,740,156	13,933,865	193,709
258	BARC	CAC40 Index Futures	01/2017	13,037,263	13,207,115	169,852
92	BARC	DAX Index Futures	03/2017	27,428,067	27,757,854	329,787
375	BARC	E-Mini DJIA CBOT Futures	03/2017	36,976,871	36,975,000	(1,871)
67	JPMS	E-Mini MSCI EAFE Index Futures	03/2017	5,589,043	5,613,260	24,217
243	BARC	E-Mini Russell 2000 Futures	03/2017	16,749,026	16,486,335	(262,691)
694	BARC	Euro Stoxx 50 Index Futures	03/2017	23,584,482	23,939,766	355,284
272	BARC	FTSE 100 Index Futures	03/2017	23,086,311	23,632,502	546,191
62	BARC	FTSE/MIB Index Futures	03/2017	6,166,660	6,267,005	100,345
1	BARC	H-SHARES Index Futures	01/2017	59,333	60,533	1,200
53	BARC	IBEX 35 Index Futures	01/2017	5,197,410	5,195,987	(1,423)
1	JPMS	KOSPI Index 200 Futures	03/2017	106,823	107,655	832
268	BARC	NASDAQ 100 E-Mini Index Futures	03/2017	26,145,108	26,071,040	(74,068)
58	JPMS	Nikkei 225 Futures	03/2017	9,333,927	9,478,502	144,575
503	JPMS	OMXS30 Index Futures	01/2017	8,513,751	8,386,462	(127,289)
281	BARC	S&P 500 E-Mini Futures	03/2017	31,635,173	31,418,610	(216,563)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

25

Consolidated Schedule of Investments	December 31, 2016

AQR MANAGED FUTURES STRATEGY HV FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts: (continued)
117	BARC	S&P MID 400 E-Mini Futures	03/2017	$ 19,744,122	$ 19,411,470	$ (332,652)
261	BARC	S&P/Toronto Stock Exchange 60 Index Futures	03/2017	34,868,907	34,869,981	1,074
255	BARC	SPI 200 Index Futures	03/2017	25,405,399	25,905,520	500,121
112	BARC	TOPIX Index Futures	03/2017	14,502,933	14,546,824	43,891
1,051	GSCO	Euro-Bobl Futures	03/2017	147,143,558	147,839,563	696,005
25	GSCO	Euro-Bund Futures	03/2017	4,324,369	4,319,812	(4,557)
11	GSCO	Euro-OAT Futures	03/2017	1,756,307	1,757,946	1,639
3,688	GSCO	Euro-SCHATZ Futures	03/2017	435,541,908	435,929,222	387,314
28	GSCO	Long Gilt Futures	03/2017	4,297,441	4,342,041	44,600

				1,156,798,714	1,160,250,834	3,452,120

Short Contracts:
246	GSCO	Cocoa Futures^	03/2017	$(6,085,248)	$(5,250,911)	$834,337
7	MSCL	Gold 100 OZ Futures^	02/2017	(810,333)	(806,190)	4,143
153	MSCL	Hard Red Winter Wheat Futures^	03/2017	(3,273,711)	(3,201,525)	72,186
73	JPPC	LME Aluminum Futures^	01/2017	(3,060,604)	(3,107,063)	(46,459)
37	JPPC	LME Aluminum Futures^	01/2017	(1,554,834)	(1,573,887)	(19,053)
10	JPPC	LME Aluminum Futures^	01/2017	(419,600)	(425,249)	(5,649)
17	JPPC	LME Aluminum Futures^	01/2017	(713,321)	(722,288)	(8,967)
1	JPPC	LME Aluminum Futures^	01/2017	(42,341)	(42,450)	(109)
2	JPPC	LME Aluminum Futures^	01/2017	(82,214)	(84,700)	(2,486)
8	JPPC	LME Aluminum Futures^	01/2017	(323,849)	(338,572)	(14,723)
17	JPPC	LME Aluminum Futures^	01/2017	(693,542)	(719,351)	(25,809)
10	JPPC	LME Aluminum Futures^	01/2017	(416,721)	(423,112)	(6,391)
35	JPPC	LME Aluminum Futures^	01/2017	(1,513,647)	(1,480,421)	33,226
36	JPPC	LME Aluminum Futures^	02/2017	(1,561,470)	(1,522,593)	38,877
75	JPPC	LME Aluminum Futures^	02/2017	(3,234,123)	(3,171,563)	62,560
37	JPPC	LME Aluminum Futures^	02/2017	(1,595,078)	(1,564,351)	30,727
38	JPPC	LME Aluminum Futures^	02/2017	(1,627,851)	(1,606,479)	21,372
5	JPPC	LME Aluminum Futures^	02/2017	(218,019)	(211,360)	6,659
12	JPPC	LME Aluminum Futures^	02/2017	(534,451)	(507,216)	27,235
49	JPPC	LME Aluminum Futures^	02/2017	(2,070,254)	(2,069,944)	310
12	JPPC	LME Aluminum Futures^	02/2017	(515,073)	(507,165)	7,908
12	JPPC	LME Aluminum Futures^	02/2017	(522,912)	(507,225)	15,687
3	JPPC	LME Aluminum Futures^	02/2017	(132,105)	(126,896)	5,209
14	JPPC	LME Aluminum Futures^	03/2017	(602,616)	(592,253)	10,363
23	JPPC	LME Aluminum Futures^	03/2017	(985,213)	(973,102)	12,111
61	JPPC	LME Aluminum Futures^	03/2017	(2,617,506)	(2,582,054)	35,452
8	JPPC	LME Aluminum Futures^	03/2017	(344,283)	(338,670)	5,613
13	JPPC	LME Aluminum Futures^	03/2017	(559,575)	(550,404)	9,171
3	JPPC	LME Aluminum Futures^	03/2017	(130,726)	(127,031)	3,695
188	JPPC	LME Aluminum Futures^	03/2017	(8,069,691)	(7,955,925)	113,766
3	JPPC	LME Aluminum Futures^	03/2017	(130,694)	(126,993)	3,701
32	JPPC	LME Aluminum Futures^	03/2017	(1,388,557)	(1,354,400)	34,157
15	JPPC	LME Aluminum Futures^	03/2017	(641,977)	(634,849)	7,128
5	JPPC	LME Aluminum Futures^	03/2017	(211,623)	(211,620)	3
11	JPPC	LME Aluminum Futures^	03/2017	(466,695)	(465,575)	1,120
15	JPPC	LME Copper Futures^	01/2017	(1,758,583)	(2,072,250)	(313,667)
13	JPPC	LME Copper Futures^	01/2017	(1,514,866)	(1,795,544)	(280,678)
15	JPPC	LME Copper Futures^	01/2017	(1,742,336)	(2,071,901)	(329,565)
12	JPPC	LME Copper Futures^	01/2017	(1,393,570)	(1,657,908)	(264,338)
2	JPPC	LME Copper Futures^	01/2017	(236,611)	(276,334)	(39,723)
2	JPPC	LME Copper Futures^	01/2017	(241,970)	(276,430)	(34,460)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

26

Consolidated Schedule of Investments	December 31, 2016

AQR MANAGED FUTURES STRATEGY HV FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts: (continued)
2	JPPC	LME Copper Futures^	02/2017	$ (244,163)	$ (276,447)	$ (32,284)
9	JPPC	LME Copper Futures^	02/2017	(1,112,244)	(1,244,153)	(131,909)
6	JPPC	LME Copper Futures^	02/2017	(759,735)	(829,629)	(69,894)
6	JPPC	LME Copper Futures^	02/2017	(759,885)	(829,677)	(69,792)
6	JPPC	LME Copper Futures^	02/2017	(808,688)	(829,725)	(21,037)
19	JPPC	LME Copper Futures^	02/2017	(2,768,306)	(2,627,315)	140,991
11	JPPC	LME Copper Futures^	02/2017	(1,546,398)	(1,520,904)	25,494
13	JPPC	LME Copper Futures^	02/2017	(1,776,998)	(1,797,250)	(20,252)
4	JPPC	LME Copper Futures^	02/2017	(546,988)	(553,000)	(6,012)
3	JPPC	LME Copper Futures^	02/2017	(437,793)	(414,935)	22,858
1	JPPC	LME Copper Futures^	03/2017	(144,497)	(138,316)	6,181
5	JPPC	LME Nickel Futures^	01/2017	(301,642)	(299,365)	2,277
9	JPPC	LME Nickel Futures^	01/2017	(555,318)	(538,893)	16,425
10	JPPC	LME Nickel Futures^	02/2017	(693,044)	(599,348)	93,696
24	JPPC	LME Nickel Futures^	02/2017	(1,685,317)	(1,438,530)	246,787
11	JPPC	LME Nickel Futures^	02/2017	(742,357)	(659,495)	82,862
3	JPPC	LME Nickel Futures^	02/2017	(203,573)	(179,886)	23,687
5	JPPC	LME Nickel Futures^	02/2017	(332,538)	(299,829)	32,709
1	JPPC	LME Nickel Futures^	02/2017	(66,982)	(59,981)	7,001
2	JPPC	LME Nickel Futures^	02/2017	(136,350)	(119,978)	16,372
4	JPPC	LME Nickel Futures^	02/2017	(282,710)	(240,032)	42,678
35	JPPC	LME Nickel Futures^	03/2017	(2,256,945)	(2,102,310)	154,635
16	JPPC	LME Nickel Futures^	03/2017	(1,097,281)	(960,995)	136,286
5	JPPC	LME Nickel Futures^	03/2017	(305,123)	(300,564)	4,559
12	JPPC	LME Nickel Futures^	03/2017	(726,893)	(721,397)	5,496
2	JPPC	LME Nickel Futures^	03/2017	(120,939)	(120,240)	699
3	JPPC	LME Zinc Futures^	01/2017	(175,566)	(191,893)	(16,327)
2	JPPC	LME Zinc Futures^	02/2017	(122,803)	(128,325)	(5,522)
1	JPPC	LME Zinc Futures^	02/2017	(63,403)	(64,188)	(785)
2	JPPC	LME Zinc Futures^	02/2017	(130,208)	(128,405)	1,803
26	JPPC	LME Zinc Futures^	02/2017	(1,855,514)	(1,670,513)	185,001
3	JPPC	LME Zinc Futures^	03/2017	(205,657)	(192,779)	12,878
9	JPPC	LME Zinc Futures^	03/2017	(606,257)	(578,414)	27,843
16	JPPC	LME Zinc Futures^	03/2017	(1,101,841)	(1,028,860)	72,981
3	JPPC	LME Zinc Futures^	03/2017	(211,586)	(192,938)	18,648
1	JPPC	LME Zinc Futures^	03/2017	(68,323)	(64,318)	4,005
3	JPPC	LME Zinc Futures^	03/2017	(205,610)	(193,050)	12,560
77	JPPC	LME Zinc Futures^	03/2017	(5,344,699)	(4,954,950)	389,749
14	JPPC	LME Zinc Futures^	03/2017	(961,457)	(900,900)	60,557
2	JPPC	LME Zinc Futures^	03/2017	(128,688)	(128,787)	(99)
19	MSCL	Platinum Futures^	04/2017	(873,703)	(860,415)	13,288
26	JPMS	E-Mini MSCI Emerging Markets Index Futures	03/2017	(1,097,571)	(1,116,570)	(18,999)
291	JPMS	FTSE China A50 Index Futures	01/2017	(2,915,239)	(2,899,087)	16,152
4	JPMS	FTSE/JSE Top 40 Index Futures	03/2017	(130,198)	(129,043)	1,155
43	BARC	MSCI Singapore Index Futures	01/2017	(949,496)	(949,584)	(88)
7	BARC	SGX S&P CNX Nifty Index Futures	01/2017	(112,075)	(114,583)	(2,508)
17	GSCO	10-Year Japanese Government Bond Futures	03/2017	(21,836,286)	(21,853,091)	(16,805)
393	JPMS	3-Month Euro Euribor Futures	06/2017	(103,706,897)	(103,733,130)	(26,233)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

27

Consolidated Schedule of Investments	December 31, 2016

AQR MANAGED FUTURES STRATEGY HV FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts: (continued)
574	JPMS	3-Month Euro Euribor Futures	09/2017	$ (151,454,781)	$ (151,478,228)	$ (23,447)
541	JPMS	3-Month Euro Euribor Futures	12/2017	(142,721,116)	(142,748,194)	(27,078)
516	JPMS	3-Month Euro Euribor Futures	03/2018	(136,079,558)	(136,124,537)	(44,979)
490	JPMS	3-Month Euro Euribor Futures	06/2018	(129,194,387)	(129,246,207)	(51,820)
357	JPMS	3-Month Euro Euribor Futures	09/2018	(94,087,046)	(94,146,304)	(59,258)
172	JPMS	3-Month Euro Euribor Futures	12/2018	(45,327,898)	(45,347,688)	(19,790)
951	JPMS	90-Day EURODollar Futures	06/2017	(235,062,893)	(234,885,113)	177,780
890	JPMS	90-Day EURODollar Futures	09/2017	(219,773,137)	(219,485,125)	288,012
740	JPMS	90-Day EURODollar Futures	12/2017	(182,466,471)	(182,188,000)	278,471
719	JPMS	90-Day EURODollar Futures	03/2018	(177,045,309)	(176,802,100)	243,209
661	JPMS	90-Day EURODollar Futures	06/2018	(162,566,727)	(162,341,600)	225,127
592	JPMS	90-Day EURODollar Futures	09/2018	(145,390,565)	(145,225,000)	165,565
533	JPMS	90-Day EURODollar Futures	12/2018	(130,679,815)	(130,585,000)	94,815
337	JPMS	90-Day Sterling Futures	06/2017	(51,687,234)	(51,696,807)	(9,573)
238	JPMS	90-Day Sterling Futures	09/2017	(36,484,642)	(36,502,582)	(17,940)
121	JPMS	90-Day Sterling Futures	12/2017	(18,533,035)	(18,552,443)	(19,408)
35	JPMS	90-Day Sterling Futures	03/2018	(5,358,154)	(5,364,253)	(6,099)
65	JPMS	90-Day Sterling Futures	06/2018	(9,952,692)	(9,958,177)	(5,485)
59	JPMS	90-Day Sterling Futures	09/2018	(9,031,793)	(9,034,416)	(2,623)
36	JPMS	90-Day Sterling Futures	12/2018	(5,501,891)	(5,509,753)	(7,862)
200	JPMS	ASX 90 Day Bank Accepted Bills Futures	06/2017	(143,666,008)	(143,667,548)	(1,540)
181	JPMS	ASX 90 Day Bank Accepted Bills Futures	09/2017	(129,995,575)	(129,999,988)	(4,413)
132	JPMS	Australia 10-Year Bond Futures	03/2017	(12,112,460)	(12,168,472)	(56,012)
1,622	JPMS	Australia 3-Year Bond Futures	03/2017	(130,694,746)	(130,474,123)	220,623
243	GSCO	Canadian 10-Year Bond Futures	03/2017	(24,836,189)	(24,890,918)	(54,729)
169	JPMS	Canadian 3-Month Bank Acceptance Futures	03/2017	(31,183,189)	(31,176,544)	6,645
649	JPMS	Canadian 3-Month Bank Acceptance Futures	06/2017	(119,686,103)	(119,676,973)	9,130
599	JPMS	Canadian 3-Month Bank Acceptance Futures	09/2017	(110,358,515)	(110,389,947)	(31,432)
202	MSCL	CME Ultra Long Term U.S. Treasury Bond Futures	03/2017	(32,241,301)	(32,370,500)	(129,199)
70	JPMS	Euro CHF 3-Month LIFFE Futures	12/2017	(17,315,284)	(17,310,960)	4,324
105	JPMS	Euro CHF 3-Month LIFFE Futures	06/2017	(25,982,369)	(25,976,751)	5,618
80	JPMS	Euro CHF 3-Month LIFFE Futures	09/2017	(19,797,423)	(19,789,845)	7,578
271	GSCO	Euro-BTP Italian Government Bond Futures	03/2017	(37,875,987)	(38,599,633)	(723,646)
6	GSCO	Euro-Buxl 30-Year Bond Futures	03/2017	(1,104,248)	(1,095,935)	8,313
678	MSCL	U.S. Treasury 10-Year Note Futures	03/2017	(84,189,550)	(84,262,687)	(73,137)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

28

Consolidated Schedule of Investments	December 31, 2016

AQR MANAGED FUTURES STRATEGY HV FUND

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts: (continued)
2,080	MSCL	U.S. Treasury 2-Year Note Futures	03/2017	$ (450,982,052)	$ (450,710,000)	$ 272,052
1,133	MSCL	U.S. Treasury 5-Year Note Futures	03/2017	(133,342,792)	(133,313,383)	29,409
287	MSCL	U.S. Treasury Long Bond Futures	03/2017	(43,042,564)	(43,238,344)	(195,780)

				(3,854,059,676)	(3,852,143,849)	1,915,827

				$(2,697,260,962)	$(2,691,893,015)	$5,367,947

^	Represents positions held in the respective Subsidiary (See Note 2).

Forward foreign currency exchange contracts outstanding as of December 31, 2016:

Over the Counter

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 03/15/17	CITI	AUD	32,075,800	$23,888,741	$23,107,778	$(780,963)
Australian Dollar, Expiring 03/15/17	JPMC	AUD	47,632,200	35,475,090	34,314,792	(1,160,298)
Brazilian Real, Expiring 03/15/17*	CITI	BRL	43,088,200	12,387,930	12,982,782	594,852
Brazilian Real, Expiring 03/15/17*	JPMC	BRL	51,265,800	14,676,906	15,446,753	769,847
Canadian Dollar, Expiring 03/15/17	CITI	CAD	86,031,600	64,987,804	64,129,068	(858,736)
Canadian Dollar, Expiring 03/15/17	JPMC	CAD	129,047,400	97,481,829	96,193,603	(1,288,226)
Chilean Peso, Expiring 03/15/17*	CITI	CLP	3,892,467,200	5,793,595	5,782,716	(10,879)
Chilean Peso, Expiring 03/15/17*	JPMC	CLP	4,950,550,800	7,349,753	7,354,623	4,870
Colombian Peso, Expiring 03/15/17*	CITI	COP	8,818,190,800	2,896,755	2,901,609	4,854
Colombian Peso, Expiring 03/15/17*	JPMC	COP	7,155,709,200	2,341,334	2,354,572	13,238
Euro, Expiring 03/15/17	CITI	EUR	40,275,000	42,966,112	42,544,897	(421,215)
Euro, Expiring 03/15/17	JPMC	EUR	56,274,000	60,126,092	59,445,599	(680,493)
British Pound, Expiring 03/15/17	CITI	GBP	13,476,800	17,048,597	16,637,828	(410,769)
British Pound, Expiring 03/15/17	JPMC	GBP	20,215,200	25,572,692	24,956,741	(615,951)
Hungarian Forint, Expiring 03/16/17	CITI	HUF	2,988,395,600	10,190,992	10,190,860	(132)
Hungarian Forint, Expiring 03/16/17	JPMC	HUF	4,274,234,400	14,586,912	14,575,754	(11,158)
Indonesian Rupiah, Expiring 03/15/17*	CITI	IDR	73,008,980,000	5,341,908	5,362,730	20,822
Indonesian Rupiah, Expiring 03/15/17*	JPMC	IDR	90,421,938,000	6,608,568	6,641,764	33,196

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

29

Consolidated Schedule of Investments	December 31, 2016

AQR MANAGED FUTURES STRATEGY HV FUND

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
Israeli Shekel, Expiring 03/15/17	CITI	ILS	17,781,400	$ 4,665,363	$ 4,625,141	$ (40,222)
Israeli Shekel, Expiring 03/15/17	JPMC	ILS	21,210,600	5,572,784	5,517,115	(55,669)
Indian Rupee, Expiring 03/15/17*	CITI	INR	677,553,400	9,895,837	9,904,819	8,982
Indian Rupee, Expiring 03/15/17*	JPMC	INR	763,566,600	11,145,034	11,162,203	17,169
Japanese Yen, Expiring 03/15/17	CITI	JPY	3,628,402,002	31,912,974	31,153,662	(759,312)
Japanese Yen, Expiring 03/15/17	JPMC	JPY	5,442,603,002	47,869,415	46,730,494	(1,138,921)
Korean Won, Expiring 03/15/17*	CITI	KRW	18,075,018,400	15,453,549	14,966,677	(486,872)
Korean Won, Expiring 03/15/17*	JPMC	KRW	27,112,527,600	23,180,352	22,450,013	(730,339)
Mexican Peso, Expiring 03/15/17	CITI	MXN	65,858,600	3,168,535	3,147,300	(21,235)
Mexican Peso, Expiring 03/15/17	JPMC	MXN	96,593,400	4,646,646	4,616,078	(30,568)
Norwegian Krone, Expiring 03/15/17	CITI	NOK	254,849,200	30,330,144	29,526,029	(804,115)
Norwegian Krone, Expiring 03/15/17	JPMC	NOK	382,273,800	45,494,734	44,289,042	(1,205,692)
New Zealand Dollar, Expiring 03/15/17	CITI	NZD	148,540,400	105,317,795	102,974,134	(2,343,661)
New Zealand Dollar, Expiring 03/15/17	JPMC	NZD	216,426,600	153,461,146	150,035,558	(3,425,588)
Philippine Peso, Expiring 03/15/17*	CITI	PHP	105,354,400	2,087,399	2,114,135	26,736
Philippine Peso, Expiring 03/15/17*	JPMC	PHP	107,649,600	2,128,915	2,160,193	31,278
Poland Zloty, Expiring 03/15/17	CITI	PLN	19,894,800	4,698,303	4,748,376	50,073
Poland Zloty, Expiring 03/15/17	JPMC	PLN	29,842,200	7,047,583	7,122,564	74,981
Swedish Krona, Expiring 03/15/17	CITI	SEK	225,792,600	24,563,710	24,886,654	322,944
Swedish Krona, Expiring 03/15/17	JPMC	SEK	335,612,400	36,507,731	36,990,895	483,164
Singapore Dollar, Expiring 03/15/17	CITI	SGD	3,166,200	2,213,146	2,185,584	(27,562)
Singapore Dollar, Expiring 03/15/17	JPMC	SGD	3,799,800	2,651,905	2,622,948	(28,957)
Turkish Lira, Expiring 03/15/17	CITI	TRY	17,649,600	4,930,091	4,929,812	(279)
Turkish Lira, Expiring 03/15/17	JPMC	TRY	9,473,400	2,648,861	2,646,069	(2,792)
New Taiwan Dollar, Expiring 03/15/17*	CITI	TWD	86,757,000	2,728,951	2,700,540	(28,411)
New Taiwan Dollar, Expiring 03/15/17*	JPMC	TWD	102,855,000	3,234,207	3,201,630	(32,577)
South African Rand, Expiring 03/15/17	CITI	ZAR	239,091,400	17,038,461	17,180,345	141,884
South African Rand, Expiring 03/15/17	JPMC	ZAR	349,836,600	24,932,777	25,138,142	205,365

				$1,079,247,958	$1,064,650,621	$(14,597,337)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

30

Consolidated Schedule of Investments	December 31, 2016

AQR MANAGED FUTURES STRATEGY HV FUND

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 03/15/17	CITI	AUD	(35,618,400)	$(25,868,773)	$(25,659,907)	$208,866
Australian Dollar, Expiring 03/15/17	JPMC	AUD	(53,427,600)	(38,802,920)	(38,489,865)	313,055
Brazilian Real, Expiring 03/15/17*	CITI	BRL	(8,697,200)	(2,484,046)	(2,620,529)	(136,483)
Brazilian Real, Expiring 03/15/17*	JPMC	BRL	(11,689,800)	(3,345,862)	(3,522,220)	(176,358)
Canadian Dollar, Expiring 03/15/17	CITI	CAD	(24,346,800)	(18,134,068)	(18,148,419)	(14,351)
Canadian Dollar, Expiring 03/15/17	JPMC	CAD	(36,520,200)	(27,201,167)	(27,222,628)	(21,461)
Swiss Franc, Expiring 03/15/17	CITI	CHF	(273,000)	(270,624)	(269,282)	1,342
Swiss Franc, Expiring 03/15/17	JPMC	CHF	(171,000)	(169,780)	(168,671)	1,109
Chilean Peso, Expiring 03/15/17*	CITI	CLP	(1,293,927,600)	(1,909,988)	(1,922,282)	(12,294)
Chilean Peso, Expiring 03/15/17*	JPMC	CLP	(1,940,891,400)	(2,864,979)	(2,883,421)	(18,442)
Colombian Peso, Expiring 03/15/17*	CITI	COP	(1,025,687,200)	(331,209)	(337,501)	(6,292)
Colombian Peso, Expiring 03/15/17*	JPMC	COP	(1,207,303,800)	(387,606)	(397,261)	(9,655)
Euro, Expiring 03/15/17	CITI	EUR	(128,446,802)	(137,531,163)	(135,686,060)	1,845,103
Euro, Expiring 03/15/17	JPMC	EUR	(192,670,201)	(206,296,710)	(203,529,088)	2,767,622
British Pound, Expiring 03/15/17	CITI	GBP	(39,533,001)	(49,624,830)	(48,805,596)	819,234
British Pound, Expiring 03/15/17	JPMC	GBP	(58,197,001)	(73,086,283)	(71,847,297)	1,238,986
Hong Kong Dollar, Expiring 03/15/17	CITI	HKD	(9,006,400)	(1,161,701)	(1,161,766)	(65)
Hong Kong Dollar, Expiring 03/15/17	JPMC	HKD	(6,213,600)	(801,811)	(801,514)	297
Hungarian Forint, Expiring 03/16/17	CITI	HUF	(2,263,190,800)	(7,680,552)	(7,717,807)	(37,255)
Hungarian Forint, Expiring 03/16/17	JPMC	HUF	(3,394,786,200)	(11,520,410)	(11,576,711)	(56,301)
Indonesian Rupiah, Expiring 03/15/17*	CITI	IDR	(5,470,992,000)	(401,208)	(401,861)	(653)
Indonesian Rupiah, Expiring 03/15/17*	JPMC	IDR	(6,376,437,000)	(467,988)	(468,368)	(380)
Israeli Shekel, Expiring 03/15/17	CITI	ILS	(17,007,000)	(4,447,351)	(4,423,712)	23,639
Israeli Shekel, Expiring 03/15/17	JPMC	ILS	(21,285,000)	(5,573,450)	(5,536,467)	36,983
Indian Rupee, Expiring 03/15/17*	CITI	INR	(171,164,200)	(2,476,327)	(2,502,166)	(25,839)
Indian Rupee, Expiring 03/15/17*	JPMC	INR	(250,219,800)	(3,619,171)	(3,657,841)	(38,670)
Japanese Yen, Expiring 03/15/17	CITI	JPY	(5,874,254,400)	(51,254,860)	(50,436,678)	818,182
Japanese Yen, Expiring 03/15/17	JPMC	JPY	(8,811,381,600)	(76,883,286)	(75,655,018)	1,228,268
Korean Won, Expiring 03/15/17*	CITI	KRW	(33,302,670,800)	(28,273,563)	(27,575,641)	697,922
Korean Won, Expiring 03/15/17*	JPMC	KRW	(49,954,006,199)	(42,410,293)	(41,363,466)	1,046,827

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

31

Consolidated Schedule of Investments	December 31, 2016

AQR MANAGED FUTURES STRATEGY HV FUND

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2016	UNREALIZED APPRECIATION (DEPRECIATION)
Mexican Peso, Expiring 03/15/17	CITI	MXN	(259,742,400)	$ (12,387,725)	$ (12,412,766)	$ (25,041)
Mexican Peso, Expiring 03/15/17	JPMC	MXN	(389,613,600)	(18,581,711)	(18,619,148)	(37,437)
Norwegian Krone, Expiring 03/15/17	CITI	NOK	(118,000,800)	(13,623,058)	(13,671,203)	(48,145)
Norwegian Krone, Expiring 03/15/17	JPMC	NOK	(155,740,200)	(17,991,537)	(18,043,571)	(52,034)
New Zealand Dollar, Expiring 03/15/17	CITI	NZD	(57,672,400)	(40,533,781)	(39,980,809)	552,972
New Zealand Dollar, Expiring 03/15/17	JPMC	NZD	(86,508,600)	(60,800,527)	(59,971,217)	829,310
Philippine Peso, Expiring 03/15/17*	CITI	PHP	(273,905,800)	(5,444,400)	(5,496,441)	(52,041)
Philippine Peso, Expiring 03/15/17*	JPMC	PHP	(372,763,200)	(7,408,665)	(7,480,199)	(71,534)
Poland Zloty, Expiring 03/15/17	CITI	PLN	(55,551,600)	(13,233,513)	(13,258,737)	(25,224)
Poland Zloty, Expiring 03/15/17	JPMC	PLN	(83,327,399)	(19,851,324)	(19,888,103)	(36,779)
Swedish Krona, Expiring 03/15/17	CITI	SEK	(440,921,600)	(48,452,933)	(48,597,979)	(145,046)
Swedish Krona, Expiring 03/15/17	JPMC	SEK	(661,382,400)	(72,679,331)	(72,896,969)	(217,638)
Singapore Dollar, Expiring 03/15/17	CITI	SGD	(6,273,600)	(4,399,903)	(4,330,577)	69,326
Singapore Dollar, Expiring 03/15/17	JPMC	SGD	(8,297,400)	(5,825,204)	(5,727,579)	97,625
Turkish Lira, Expiring 03/15/17	CITI	TRY	(84,206,000)	(23,844,678)	(23,520,062)	324,616
Turkish Lira, Expiring 03/15/17	JPMC	TRY	(124,380,000)	(35,228,413)	(34,741,292)	487,121
New Taiwan Dollar, Expiring 03/15/17*	CITI	TWD	(79,393,600)	(2,462,712)	(2,471,332)	(8,620)
New Taiwan Dollar, Expiring 03/15/17*	JPMC	TWD	(12,542,400)	(390,897)	(390,415)	482
South African Rand, Expiring 03/15/17	CITI	ZAR	(621,200)	(44,628)	(44,638)	(10)
South African Rand, Expiring 03/15/17	JPMC	ZAR	(931,800)	(66,990)	(66,956)	34

				(1,228,533,909)	(1,216,399,036)	12,134,873

				$(149,285,951)	$(151,748,415)	$(2,462,464)

*	Non-deliverable forward (See Note 4).

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

CHF - Swiss Franc

CLP - Chilean Peso

COP - Colombian Peso

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

HUF - Hungarian Forint

IDR - Indonesian Rupiah

ILS - Israeli Shekel

INR - Indian Rupee

JPY - Japanese Yen

KRW - Korean Won

MXN - Mexican Peso

NOK - Norwegian Krone

NZD - New Zealand Dollar

PHP - Philippine Peso

PLN - Poland Zloty

SEK - Swedish Krona

SGD - Singapore Dollar

TRY - Turkish Lira

TWD - New Taiwan Dollar

USD - United States Dollar

ZAR - South African Rand

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2016

32

Consolidated Schedule of Investments	December 31, 2016

AQR MANAGED FUTURES STRATEGY HV FUND

Collateral pledged to, or (received from), each counterparty at December 31, 2016 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ CENTRALLY CLEARED	TOTAL
BANA
Investment Companies	$590,000	$—	$590,000

BARC
Cash	—	14,918,301	14,918,301

CITI
Investment Companies	5,555,598	—	5,555,598

GSCO
Cash	—	2,489,301	2,489,301

GSIN
Investment Companies	3,573,714	—	3,573,714

JPMC
Cash	14,680,000	—	14,680,000

JPMS
Cash	—	4,450,550	4,450,550

MSCL
Cash	—	5,331,987	5,331,987

Collateral pledged to, or (received from), each counterparty for the Subsidiary (See Note 2) at December 31, 2016 was as follows:

COUNTERPARTY	OVER THE COUNTER	EXCHANGE TRADED/ CENTRALLY CLEARED	TOTAL
CITI
Investment Companies	$1,372,706	$—	$1,372,706

GSCO
Cash	—	1,813,773	1,813,773

GSIN
Cash	1,170,000	—	1,170,000

JPPC
Cash	—	2,544,312	2,544,312

MACQ
Investment Companies	3,870,000	—	3,870,000

MSCL
Cash	—	(1,182,611)	(1,182,611)
U.S. Treasury Bills	—	5,422,959	5,422,959

SOCG
Investment Companies	2,762,732	—	2,762,732

The following abbreviations are used for counterparty descriptions:

BANA - Bank of America, NA

BARC - Barclays Capital, Inc.

CITI - Citibank NA

GSCO - Goldman Sachs & Co.

GSIN - Goldman Sachs International

JPMC - J.P. Morgan Chase Bank, NA

JPMS - J.P. Morgan Securities LLC

JPPC - J.P. Morgan Securities plc

MACQ - Macquarie Bank Ltd.

MLIN - Merrill Lynch International

MSCL - Morgan Stanley & Co. LLC

MSCS - Morgan Stanley Capital Services LLC

SOCG - Societe Generale

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2016

33

Consolidated Statements of Assets and Liabilities	December 31, 2016

	AQR MANAGED FUTURES STRATEGY FUND**	AQR MANAGED FUTURES STRATEGY HV FUND**
ASSETS:
Investments in securities, at cost	$11,961,757,990	$703,864,911

Investments in securities, at value	$11,961,981,506	$703,878,632
Cash	1,820,035	53,681
Cash denominated in foreign currencies‡	3,172,891	114,440
Due from brokers	182,041,170	16,998,864
Unrealized appreciation on forward foreign currency exchange contracts	216,290,976	16,213,176
Unrealized appreciation on OTC swaps	58,264,008	4,346,742
Deposits with brokers for exchange-traded and centrally cleared derivatives	202,787,323	38,122,501
Variation margin on exchange-traded and centrally cleared derivatives	1,789,025	291,890
Receivables:
Securities sold	876,051,755	96,738,914
Dividends and interest	458,606	41,823
Capital shares sold	67,632,146	5,507,527
Prepaid expenses	471,226	82,762
Total Assets	13,572,760,667	882,390,952
LIABILITIES:
Due to brokers	9,441,021	619,313
Unrealized depreciation on forward foreign currency exchange contracts	254,074,728	18,675,640
Unrealized depreciation on OTC swaps	123,339,860	9,202,096
Deposits from brokers for exchange-traded and centrally cleared derivatives	16,349,992	197,858
Variation margin on exchange-traded and centrally cleared derivatives	28,957,459	2,482,973
Payables:
Securities purchased	875,971,818	96,739,490
Accrued investment advisory fees	11,370,547	848,179
Accrued distribution fees—Class N	722,330	25,540
Accrued Trustee fees	537	23
Capital shares redeemed	90,124,704	21,867,483
Other accrued expenses and liabilities	4,245,989	248,417
Total Liabilities	1,414,598,985	150,907,012
Net Assets	$12,158,161,682	$731,483,940

NET ASSETS CONSIST OF:
Paid-in capital ($0.001 par value common stock, unlimited authorized shares)	$13,080,617,401	$805,442,875
Undistributed accumulated net investment income (loss)	(96,067,316)	(7,323,247)
Undistributed accumulated net realized gain (loss)	(797,330,675)	(64,676,068)
Net unrealized appreciation (depreciation)	(29,057,728)	(1,959,620)
Net Assets	$12,158,161,682	$731,483,940

NET ASSETS:
Class I	$7,654,490,742	$411,598,528
Class N	3,334,206,586	116,421,965
Class R6	1,169,464,354	203,463,447
SHARES OUTSTANDING:
Class I	821,325,811	44,297,366
Class N	361,866,517	12,612,500
Class R6	125,447,820	21,880,192
NET ASSET VALUE:
Class I	$9.32	$9.29
Class N	$9.21	$9.23
Class R6	$9.32	$9.30

‡ Cash denominated in foreign currencies at cost	$3,143,257	$113,468

**	See Note 2 in the Notes to Consolidated Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2016

34

Consolidated Statements of Operations	December 31, 2016

	AQR MANAGED FUTURES STRATEGY FUND**	AQR MANAGED FUTURES STRATEGY HV FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2016	FOR THE YEAR ENDED DECEMBER 31, 2016
INVESTMENT INCOME:
Dividend income†	$4,111,086	$280,989
Interest income	44,955,300	2,056,403
Total Income	49,066,386	2,337,392

EXPENSES:
Investment advisory fees	131,522,454	9,721,166
Custody fees	1,073,318	78,683
Administration & accounting fees	3,995,174	213,563
Legal fees	245,260	5,654
Audit & tax fees	185,869	135,895
Shareholder reporting fees	1,803,883	120,778
Transfer agent fees	10,141,283	491,482
Trustee fees	324,443	23,061
Distribution fees—Class N	7,009,471	350,739
Registration fees	1,005,438	139,556
Other expenses	470,823	27,510
Total Expenses	157,777,416	11,308,087

Less fee waivers and/or reimbursements	—	(107,352)
Net Expenses	157,777,416	11,200,735
Net Investment Income (Loss)	(108,711,030)	(8,863,343)

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Net realized gain (loss) from:
Investments in securities	31,118	(337)
Foreign currency and foreign currency transactions	17,240,807	1,319,940
Forward foreign currency exchange contracts	(126,348,778)	(11,620,588)
Futures contracts	(999,180,747)	(76,755,687)
Swap contracts	(53,927,083)	(4,492,326)
Net realized gain (loss)	(1,162,184,683)	(91,548,998)

Net change in unrealized appreciation (depreciation) on:
Investments in securities	(1,027,938)	(20,218)
Foreign currency and foreign currency translations	(815,009)	(70,878)
Forward foreign currency exchange contracts	3,860,557	823,908
Futures contracts	77,430,299	5,543,390
Swap contracts	(75,147,766)	(5,543,750)
Net change in unrealized appreciation (depreciation)	4,300,143	732,452
Net realized gain (loss) and net change in unrealized appreciation (depreciation)	(1,157,884,540)	(90,816,546)
Net increase (decrease) in net assets resulting from operations	$(1,266,595,570)	$(99,679,889)

† Net of foreign taxes withheld of	$101,362	$767

**	See Note 2 in the Notes to Consolidated Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2016

35

Consolidated Statements of Changes in Net Assets	December 31, 2016

	AQR MANAGED FUTURES STRATEGY FUND**		AQR MANAGED FUTURES STRATEGY HV FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2016	FOR THE YEAR ENDED DECEMBER 31, 2015	FOR THE YEAR ENDED DECEMBER 31, 2016	FOR THE YEAR ENDED DECEMBER 31, 2015
OPERATIONS:
Net investment income (loss)	$(108,711,030)	$(100,238,136)	$(8,863,343)	$(5,452,820)
Net realized gain (loss)	(1,162,184,683)	497,065,985	(91,548,998)	22,303,745
Net change in unrealized appreciation (depreciation)	4,300,143	(315,151,266)	732,452	(15,569,317)
Net increase (decrease) in net assets resulting from operations	(1,266,595,570)	81,676,583	(99,679,889)	1,281,608

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(1,417,038)	(333,412,139)	(54,656)	(10,861,577)
Class N	(601,538)	(62,161,470)	(16,635)	(5,846,098)
Class R6	(204,056)	(9,756,818)	(27,519)	(5,368,164)
Total	(2,222,632)	(405,330,427)	(98,810)	(22,075,839)
Net realized gain:
Class I	—	(150,600,543)	—	(6,374,127)
Class N	—	(29,875,741)	—	(3,527,619)
Class R6	—	(4,339,168)	—	(3,115,965)
Total	—	(184,815,452)	—	(13,017,711)
Total distributions	(2,222,632)	(590,145,879)	(98,810)	(35,093,550)

CAPITAL TRANSACTIONS:
CLASS I
Proceeds from shares sold	5,721,706,758	4,675,004,433	424,967,612	260,007,721
Reinvestment of distributions	1,011,220	364,985,185	48,954	15,296,145
Cost of shares redeemed	(5,002,038,879)	(2,479,666,459)	(219,830,052)	(146,144,807)
Net increase (decrease) from capital transactions	720,679,099	2,560,323,159	205,186,514	129,159,059
CLASS N
Proceeds from shares sold	3,012,845,656	757,841,192	61,699,004	165,922,423
Reinvestment of distributions	598,562	91,102,480	16,635	9,373,717
Cost of shares redeemed	(953,469,093)	(498,673,872)	(63,695,839)	(38,822,595)
Net increase (decrease) from capital transactions	2,059,975,125	350,269,800	(1,980,200)	136,473,545
CLASS R6
Proceeds from shares sold	1,441,812,352	272,280,313	140,321,578	107,102,117
Reinvestment of distributions	156,661	11,617,386	19,372	5,273,052
Cost of shares redeemed	(401,911,427)	(24,442,841)	(41,812,623)	(15,732,433)
Net increase (decrease) from capital transactions	1,040,057,586	259,454,858	98,528,327	96,642,736
Net increase (decrease) in net assets resulting from capital transactions	3,820,711,810	3,170,047,817	301,734,641	362,275,340
Total increase (decrease) in net assets	2,551,893,608	2,661,578,521	201,955,942	328,463,398

NET ASSETS:
Beginning of period	9,606,268,074	6,944,689,553	529,527,998	201,064,600
End of period	$12,158,161,682	$9,606,268,074	$731,483,940	$529,527,998

Undistributed accumulated net investment income (loss)	$(96,067,316)	$71,429,074	$(7,323,247)	$6,500,488

The accompanying notes are an integral part of these financial statements.	(continued on p. 37)

AQR Funds	Annual Report	December 2016

36

Consolidated Statements of Changes in Net Assets	December 31, 2016

	AQR MANAGED FUTURES STRATEGY FUND**		AQR MANAGED FUTURES STRATEGY HV FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2016	FOR THE YEAR ENDED DECEMBER 31, 2015	FOR THE YEAR ENDED DECEMBER 31, 2016	FOR THE YEAR ENDED DECEMBER 31, 2015

CHANGES IN SHARES OUTSTANDING:
CLASS I
Shares outstanding, beginning of period	763,949,205	530,096,760	24,165,693	13,022,456
Shares sold	563,468,373	425,915,818	41,604,907	22,257,187
Shares issued on reinvestment of distributions	107,750	35,817,977	5,214	1,426,879
Shares redeemed	(506,199,517)	(227,881,350)	(21,478,448)	(12,540,829)
Shares outstanding, end of period	821,325,811	763,949,205	44,297,366	24,165,693
CLASS N
Shares outstanding, beginning of period	157,339,524	124,354,461	12,859,668	835,483
Shares sold	301,424,490	69,839,741	5,920,614	14,517,195
Shares issued on reinvestment of distributions	64,500	9,020,048	1,783	877,689
Shares redeemed	(96,961,997)	(45,874,726)	(6,169,565)	(3,370,699)
Shares outstanding, end of period	361,866,517	157,339,524	12,612,500	12,859,668
CLASS R6
Shares outstanding, beginning of period	23,597,686	10,639	12,494,290	4,047,305
Shares sold	142,721,713	24,725,163	13,425,610	9,320,019
Shares issued on reinvestment of distributions	16,684	1,140,077	2,061	492,349
Shares redeemed	(40,888,263)	(2,278,193)	(4,041,769)	(1,365,383)
Shares outstanding, end of period	125,447,820	23,597,686	21,880,192	12,494,290

**	See Note 2 in the Notes to Consolidated Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2016

37

Consolidated Financial Highlights	December 31, 2016

	PER SHARE OPERATING PERFORMANCE
		Change in Net Assets Resulting from Operations[1]			Less Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Net Increase (Decrease) in Net Asset Value from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
AQR MANAGED FUTURES STRATEGY FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2016	$10.18	(0.08)	(0.78)	(0.86)	(0.00)[5]	—	(0.00)[5]
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.63	(0.12)	0.34	0.22	(0.46)	(0.21)	(0.67)
FOR THE YEAR ENDED DECEMBER 31, 2014	$10.59	(0.12)	1.13	1.01	(0.44)	(0.53)	(0.97)
FOR THE YEAR ENDED DECEMBER 31, 2013	$9.78	(0.12)	1.04	0.92	—	(0.11)	(0.11)
FOR THE YEAR ENDED DECEMBER 31, 2012	$9.57	(0.12)	0.40	0.28	(0.07)	—	(0.07)
AQR MANAGED FUTURES STRATEGY FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2016	$10.09	(0.11)	(0.77)	(0.88)	(0.00)[5]	—	(0.00)[5]
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.54	(0.15)	0.34	0.19	(0.43)	(0.21)	(0.64)
FOR THE YEAR ENDED DECEMBER 31, 2014	$10.51	(0.15)	1.11	0.96	(0.40)	(0.53)	(0.93)
FOR THE YEAR ENDED DECEMBER 31, 2013	$9.73	(0.15)	1.04	0.89	—	(0.11)	(0.11)
FOR THE YEAR ENDED DECEMBER 31, 2012	$9.55	(0.14)	0.39	0.25	(0.07)	—	(0.07)
AQR MANAGED FUTURES STRATEGY FUND CLASS R6
FOR THE YEAR ENDED DECEMBER 31, 2016	$10.18	(0.07)	(0.79)	(0.86)	(0.00)[5]	—	(0.00)[5]
FOR THE YEAR ENDED DECEMBER 31, 2015	$10.62	(0.11)	0.34	0.23	(0.46)	(0.21)	(0.67)
FOR THE PERIOD 9/02/14[6]—12/31/14	$10.28	(0.04)	1.36	1.32	(0.45)	(0.53)	(0.98)
AQR MANAGED FUTURES STRATEGY HV FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2016	$10.70	(0.13)	(1.28)	(1.41)	(0.00)[5]	—	(0.00)[5]
FOR THE YEAR ENDED DECEMBER 31, 2015	$11.23	(0.18)	0.46	0.28	(0.51)	(0.30)	(0.81)
FOR THE YEAR ENDED DECEMBER 31, 2014	$10.80	(0.17)	1.72	1.55	(0.86)	(0.26)	(1.12)
FOR THE PERIOD 7/16/13[8]—12/31/13	$10.00	(0.08)	0.89	0.81	—	(0.01)	(0.01)
AQR MANAGED FUTURES STRATEGY HV FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2016	$10.66	(0.16)	(1.27)	(1.43)	(0.00)[5]	—	(0.00)[5]
FOR THE YEAR ENDED DECEMBER 31, 2015	$11.21	(0.21)	0.46	0.25	(0.50)	(0.30)	(0.80)
FOR THE YEAR ENDED DECEMBER 31, 2014	$10.79	(0.19)	1.71	1.52	(0.84)	(0.26)	(1.10)
FOR THE PERIOD 7/16/13[8]—12/31/13	$10.00	(0.09)	0.89	0.80	—	(0.01)	(0.01)
AQR MANAGED FUTURES STRATEGY HV FUND CLASS R6
FOR THE YEAR ENDED DECEMBER 31, 2016	$10.70	(0.13)	(1.27)	(1.40)	(0.00)[5]	—	(0.00)[5]
FOR THE YEAR ENDED DECEMBER 31, 2015	$11.23	(0.17)	0.46	0.29	(0.52)	(0.30)	(0.82)
FOR THE PERIOD 9/02/14[6]—12/31/14	$10.33	(0.06)	2.09	2.03	(0.87)	(0.26)	(1.13)

*	Annualized for periods less than one year.
1	Per share net investment income (loss) and net realized and unrealized gain (loss) are based on average shares outstanding.
2	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.
3	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
4	Ratios do not include the impact of the expenses of the underlying funds in which the Fund invests.
5	Amount is less than $.005 per share.
6	Commencement of offering of shares.
7	Certain expenses incurred by the Fund were not annualized for the period.
8	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2016

38

Consolidated Financial Highlights	December 31, 2016

		RATIOS/SUPPLEMENTAL DATA

			Ratios to Average Net Assets of:*

Net Asset Value, End of Period	Total Return[2,3]	Net Assets, End of Period (000’s)	Expenses, Before Reimbursements and/or Waivers[4]	Expenses, Net of Reimbursements and/or Waivers[4]	Expenses, Net of Reimbursements and/or Waivers (Excluding Dividend Short Expense & Interest Expense)[4]	Net Investment Income (Loss)	Portfolio Turnover Rate

$9.32	(8.43)%	$7,654,491	1.20%	1.20%	1.20%	(0.81)%	0%
$10.18	2.00%	$7,778,072	1.21%	1.21%	1.21%	(1.11)%	0%
$10.63	9.69%	$5,633,607	1.23%	1.23%	1.23%	(1.20)%	0%
$10.59	9.40%	$4,506,181	1.23%	1.23%	1.23%	(1.22)%	0%
$9.78	2.99%	$2,136,959	1.25%	1.25%	1.25%	(1.24)%	0%

$9.21	(8.71)%	$3,334,207	1.48%	1.48%	1.47%	(1.08)%	0%
$10.09	1.75%	$1,588,011	1.47%	1.47%	1.47%	(1.38)%	0%
$10.54	9.34%	$1,310,969	1.50%	1.50%	1.50%	(1.47)%	0%
$10.51	9.14%	$1,408,085	1.50%	1.50%	1.50%	(1.48)%	0%
$9.73	2.68%	$527,318	1.52%	1.50%	1.50%	(1.48)%	0%

$9.32	(8.43)%	$1,169,464	1.13%	1.13%	1.13%	(0.73)%	0%
$10.18	2.16%	$240,185	1.13%	1.13%	1.13%	(1.01)%	0%
$10.62	12.99%	$113	1.16%	1.15%	1.15%	(1.11)%	0%

$9.29	(13.17)%	$411,599	1.66%	1.64%	1.64%	(1.29)%	0%
$10.70	2.48%	$258,691	1.65%	1.61%	1.61%	(1.52)%	0%
$11.23	14.68%	$146,261	1.76%[7]	1.65%	1.65%	(1.62)%	0%
$10.80	8.14%	$37,078	2.51%[7]	1.68%	1.65%	(1.66)%	0%

$9.23	(13.40)%	$116,422	1.91%	1.90%	1.90%	(1.55)%	0%
$10.66	2.19%	$137,115	1.92%	1.89%	1.89%	(1.78)%	0%
$11.21	14.37%	$9,367	2.12%[7]	1.90%	1.90%	(1.88)%	0%
$10.79	8.04%	$1,644	4.03%[7]	1.93%	1.90%	(1.92)%	0%

$9.30	(13.07)%	$203,463	1.57%	1.55%	1.55%	(1.20)%	0%
$10.70	2.54%	$133,722	1.59%	1.55%	1.55%	(1.45)%	0%
$11.23	19.94%	$45,436	1.68%[7]	1.55%	1.55%	(1.52)%	0%

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2016

39

Notes to Consolidated Financial Statements	December 31, 2016

1. Organization

AQR Funds (the “Trust”), was organized as a Delaware statutory trust on September 4, 2008. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2016, the Trust consists of thirty-seven active series, two of which are presented in this book (collectively, the “Funds” and each individually a “Fund”): AQR Managed Futures Strategy Fund and AQR Managed Futures Strategy HV Fund. The remaining active series are reported in separate books. AQR Capital Management, LLC (the “Adviser”) serves as the investment adviser of each Fund.

The investment objective of the AQR Managed Futures Strategy Fund and the AQR Managed Futures Strategy HV Fund is to seek positive absolute returns. Each fund offers Class I, Class N and Class R6 shares.

2. Consolidation of Subsidiaries

The consolidated Schedules of Investments, Statements of Assets and Liabilities, of Operations, of Changes in Net Assets, where applicable, and the Financial Highlights of the AQR Managed Futures Strategy Fund and AQR Managed Futures Strategy HV Fund (“Consolidated Funds”) include the accounts of AQR Managed Futures Strategy Offshore Fund Ltd., and AQR Managed Futures Strategy HV Offshore Fund Ltd., respectively, wholly-owned and controlled subsidiaries (the “Subsidiaries”). All intercompany accounts and transactions have been eliminated in consolidation. Subsequent references to the Funds within the Notes to the Consolidated Financial Statements collectively refer to the Consolidated Funds and their Subsidiaries.

Each consolidated Fund may invest up to 25% of its total assets in its respective Subsidiary, which acts as an investment vehicle in order to affect certain investment strategies consistent with the Funds’ investment objectives and policies. The Funds expect that they will achieve a significant portion of their exposure to commodities and commodities-related investments through investment in the Subsidiaries. Unlike the Funds, the Subsidiaries may invest without limitation in commodities and commodities-related investments.

	INCEPTION DATE OF SUBSIDIARY	SUBSIDIARY NET ASSETS AT DECEMBER 31, 2016	% OF TOTAL NET ASSETS AT DECEMBER 31, 2016	NET REALIZED GAIN (LOSS) ON INVESTMENTS HELD IN SUBSIDIARY
AQR Managed Futures Strategy Offshore Fund Ltd.	January 5, 2010	$2,802,493,924	23.1%	$(631,946,765)
AQR Managed Futures Strategy HV Offshore Fund Ltd.	July 16, 2013	172,330,347	23.6%	(48,518,359)

3. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and apply specialized accounting and reporting guidance in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Use of Estimates: The preparation of the financial statements in conformity with GAAP requires the Adviser to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Valuation of Investments: All securities and other investments are recorded at their estimated fair value, as described in Note 5.

Cash: Cash comprises U.S. Dollar and foreign currency deposits held at a bank(s) or custodian bank(s) which may exceed insured limits. The Funds are subject to risk to the extent that the institutions may be unable to fulfill their obligations.

Due to/from Brokers: Due to/from brokers represents cash balances on deposit with, or cash balances owed to, the Funds’ prime brokers and counterparties. The Funds are subject to credit risk should the prime brokers and counterparties be unable to meet their obligations to the Funds.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. Dollars. The Funds’ assets and liabilities in foreign currencies are translated into U.S. Dollars at the prevailing exchange rate at the valuation date. Transactions denominated in foreign currencies are translated into U.S. Dollars at the prevailing exchange rate on the date of the transaction. The Funds’ income earned and expense incurred in foreign denominated currencies are translated into U.S. Dollars at the prevailing exchange rate on the date of such activity.

The Funds do not isolate that portion of the results of operations arising from changes in the foreign exchange rates on investments and derivatives from the fluctuations that result from changes in the market prices of investments and derivatives held or sold during the period.

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40

Notes to Consolidated Financial Statements	December 31, 2016

Accordingly, such foreign currency gains (losses) are included in the reported net realized gain (loss) on investments in securities and derivatives and net change in unrealized appreciation (depreciation) on investment securities and derivatives on the Statements of Operations.

Realized gains (losses) on foreign currency and foreign currency transactions reported on the Statements of Operations arise from the disposition of foreign currency and a change between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books on the transaction date and the U.S. Dollar equivalent of the amounts actually received or paid. Changes in unrealized appreciation (depreciation) on foreign currency and foreign currency translation reported on the Statements of Operations arise from changes (due to the changes in the exchange rate) in the value of foreign currency and assets and liabilities (other than investments) denominated in foreign currencies, which are held at period end.

Investment Transactions and Related Income: Investment transactions are accounted for on trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts using the effective yield method. Dividend income (expense) net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the ex-date dividend notification. Interest purchased and interest sold on bonds is included in interest receivable and interest payable, respectively, in the Statements of Assets and Liabilities. For inflation-linked bonds, interest income (expense) is earned on the principal amount and adjusted for the changes in the relevant consumer price index.

Multi-class Operations: Each class of shares offered by the Trust has equal rights as to earnings, assets and voting privileges, except that each class may bear different sub-transfer agency and distribution fees and shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares. Income, non-class specific expenses, realized and unrealized gains and losses are allocated daily to each class of shares based upon the proportion of relative net assets at the beginning of each day. Each Fund is charged for those expenses that are directly attributable to each Fund. Trust level expenses are allocated among the Funds based on the ratio of average net assets or other reasonable methodology.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates (if actual amounts are not available) and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

The Funds may be subject to foreign taxes on income, capital gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Federal Income Taxes: Each Fund is treated as a separate taxable entity for federal income tax purposes. Each Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If so qualified, each Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Accordingly no provision for Federal income tax is necessary.

The Adviser evaluates tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Funds are required to analyze all open tax years. Open tax years are those years that are open for examination by the relevant income taxing authority. The Funds have concluded that there is no tax liability/benefit resulting from uncertain income tax positions taken or expected to be taken. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will materially change in the next twelve months. The returns of the Funds for the prior three fiscal years as well as current year, or since inception if shorter, are open for examination. As of December 31, 2016, the Funds had no examinations in progress.

For Federal tax purposes, taxable income for each Consolidated Fund and its Subsidiary are calculated separately. The Subsidiaries are classified as controlled foreign corporations (“CFCs”) under the Internal Revenue Code of 1986 (“the Code”) and each CFCs taxable income is included in the calculation of the relevant Consolidated Fund’s taxable income. Net losses of the Subsidiaries are not deductible by the Consolidated Funds either in the current period or future periods. Each of the CFCs has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

Distributions to Shareholders: Distributions to shareholders are recorded on the ex-dividend date. The Funds intend to declare and distribute substantially all of their net investment income and net realized capital gains, if any, at least annually. Income and capital gain distributions will be determined in accordance with federal income tax regulations which may differ from GAAP. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. As a result, income dividends and capital gain distributions declared during a fiscal period may differ

AQR Funds	Annual Report	December 2016

41

Notes to Consolidated Financial Statements	December 31, 2016

significantly from the net investment income (loss) and realized gains (losses) reported on the Funds’ financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed/overdistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Indemnification: In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

4. Securities and Other Investments

Futures Contracts: Certain Funds invest in futures contracts as part of their primary investment strategy and to equitize its cash flows. Investments in futures may increase or decrease exposure to a particular market. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Funds, the Funds may not receive the return of the entire margin owed to the Funds, potentially resulting in a loss. A change in market value of an open futures contract is recorded in the Statements of Operations as change in unrealized appreciation (depreciation) on futures contracts. A realized gain (loss) represents the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired, and is reported in the Statements of Operations. The use of long futures contracts subjects the Funds to risk of loss in excess of the variation margin on the Statements of Assets and Liabilities. The use of short futures contracts subjects the Funds to unlimited risk of loss. Futures contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.

Forward Foreign Currency Exchange Contracts: Certain Funds buy and sell forward foreign currency exchange contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. Dollar of the currencies in which portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities that a Fund intends to buy are denominated, when a Fund holds cash reserves and short term investments), or for other investment purposes. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as unrealized appreciation or depreciation. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Funds could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Funds are unable to enter into a closing position. Risks may exceed amounts recognized on the Statements of Assets and Liabilities. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. Dollars without the delivery of foreign currency. Forward foreign currency exchange contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.

Swap Contracts: Certain Funds engage in various swap transactions to manage risks within their portfolios or as alternatives to direct investments. Swap transactions may be privately negotiated in the over-the-counter (“OTC”) market where payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing (“centrally cleared swaps”). These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”), in which case all payments are settled with the CCP through the DCM. For credit default and interest rate contracts, an up-front payment received by a Fund is recorded as a liability on the Fund’s Statement of Assets and Liabilities. An up-front payment made by a Fund is recorded as an asset on the Fund’s Statement of Assets and Liabilities. Up-front payments are amortized over the term of the contract. Periodic payments received (paid) by a Fund are recorded as realized gains (losses) on swap contracts in the Statements of Operations.

The Funds’ use of swap contracts create additional risks beyond those that would exist if the Funds invested in the underlying positions directly, including: market risk related to unfavorable changes in interest rates or in the price(s) of the underlying security(ies); credit risk related to the counterparty’s failure to perform under contract terms; and liquidity risk related to the lack of a liquid market for the swap contract, which may limit the ability of the Funds to close out their position(s).

Total Return Swap Contracts: Certain Funds invest in total return swaps to obtain exposure to the underlying referenced instruments, obtain leverage or attain the returns from ownership without actually owning the underlying position. Total return swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, security index or index component during the period of the swap. Total return swap contracts are marked to market daily and the change, if any, is recorded as net change in appreciation (depreciation) on swap contracts in the Statements of Operations. Total return swaps normally do not involve the delivery of securities or other underlying assets. If the counterparty to a total return swap contract defaults, a Fund’s risk of loss consists of the net amount of payments the Fund is contractually entitled to receive, if any. The use of long total return swap contracts subject the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities. The use of short total return swaps subject the Funds to unlimited loss. Periodic payments received (paid) by the Funds are recorded as realized gains (losses) on swap contracts in the Statements of Operations. Total return swap contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.

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42

Notes to Consolidated Financial Statements	December 31, 2016

Master Agreements: Certain Funds are parties to master netting arrangements with counterparties (“Master Agreements”). Master Agreements govern the terms of certain like transactions, and reduce the counterparty risk associated with relevant transactions by specifying payment netting mechanisms across multiple transactions and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded by different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple Master Agreements with a counterparty and its affiliates. As the Master Agreements are specific to unique operations of different asset types, they allow the Funds to close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of equities, bonds, equity options or short sales of securities between certain Funds and selected counterparties. These arrangements provide financing terms for such transactions and include guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically held by the prime broker and offset any obligations due to the prime broker.

Customer Account Agreements govern cleared derivatives transactions and exchange-traded futures and options transactions. Upon entering into an exchange-traded or centrally cleared derivative contract, the Funds are required to deposit with the relevant clearing organization cash or securities, which is referred to as the initial margin. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited is recorded as Deposits with brokers for exchange-traded and centrally cleared derivatives on the Statements of Assets and Liabilities. For exchange-traded futures or centrally cleared swaps, initial margin is posted, and daily changes in fair value are recorded as a payable or receivable on the Statement of Assets and Liabilities as Variation margin on exchange-traded and centrally cleared derivatives. Variation margin is determined separately for exchange-traded futures and centrally cleared swaps and cannot be netted.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into between certain Funds and a counterparty. ISDA Master Agreements maintain provisions for general obligations, representations, netting of settlement payments, agreements to deliver supporting documents, collateral transfer and events of default or termination. Events of termination include a decline in the Fund’s net assets below a specified threshold over a certain period of time or a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all OTC contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by a party to elect early termination could be material to the financial statements and impact a Fund’s future derivative activity.

Collateral and margin requirements differ according to the terms of each type of Master Agreement. Collateral is routinely transferred if the total net exposure net of existing collateral already in place governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold. Collateral can be in the form of cash, debt securities issued by the U.S. government, money market funds and other securities as agreed to by the Fund and the applicable counterparty, or as permitted by the clearing house or exchange.

Collateral pledged by a Fund for OTC derivatives pursuant to a Master Agreement is segregated by the Fund’s custodian and identified as an asset in the Statements of Assets and Liabilities either as a component of Investments in securities, at value (securities) or in Due from brokers (cash). Segregation of fund’s collateral in the custodian account helps mitigate counterparty risk.

Collateral posted for the benefit of a Fund pursuant to a Master Agreement is held by a custodian of the Fund. Amounts which can be invested or repledged, are presented in the Fund’s Schedule of Investments. Collateral received is reflected as a liability within Due to brokers in the Statements of Assets and Liabilities.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities subject to master netting agreements on the Statements of Assets and Liabilities.

5. Investment Valuation and Fair Value Measurements

Investment Valuation Policies: The Net Asset Value (“NAV”) of the Funds’ shares are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) on each day that the NYSE is open (each a “Business Day”). The NAV per share of each class within each Fund is computed by dividing the total current value of the assets of such Fund attributable to a class, less class liabilities, by the total number of shares of that class of the Fund outstanding at the time the computation is made. For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Funds’ Board of Trustees (the “Board”).

The Board has delegated responsibility for applying approved valuation policies to the Adviser, subject to Board oversight. The Adviser has established a Valuation Committee (the “VC”) whose function is to administer, implement and oversee the continual appropriateness of valuation methods applied and the determination of adjustments to the fair valuation of portfolio securities and other financial derivative instruments in good faith after consideration of market factor changes and events affecting issuers. The Adviser performs a series of activities to provide

AQR Funds	Annual Report	December 2016

43

Notes to Consolidated Financial Statements	December 31, 2016

reasonable assurance of the accuracy of prices including: (i) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, (ii) review of daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, (iii) review of third party model prices against internal model prices, and (iv) review the results of back testing and reports for the Board on the results of fair value determinations.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from pricing services or established market makers. Where market quotations are not readily available, or if an available market quotation is determined not to reflect fair value, securities or financial derivatives are valued at fair value, as determined in good faith by the VC in accordance with the valuation procedures approved by the Funds’ Board. Using fair value to price a security may require subjective determinations about the value of a security that could result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net assets. It is possible the estimated values may differ significantly from the values which would have been used had a ready market for the investments existed. These differences could be material.

Fair Value Hierarchy: Various inputs are utilized in determining the value of each Fund’s investments. GAAP establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring the most observable inputs be used when available. These inputs are summarized in the three broad levels as follows:

Level 1  —  Inputs using unadjusted quoted prices in active markets or exchanges for identical assets and liabilities.

Level 2  —  Other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, credit risks and default rates) or other market corroborated inputs.

Level 3  —  Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation technique used. The valuation techniques used by the Funds to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Valuation Techniques: The following inputs and techniques may be used by the Funds to evaluate how to classify each major category of assets and liabilities into the appropriate fair value hierarchy in accordance with GAAP.

Equity securities, including securities sold short, rights, exchange options, warrants, Exchange-Traded Funds (“ETFs”) and closed-end investment companies, are valued at the last quoted sales prices or official closing prices taken from the primary market, in which each security trades and are therefore classified Level 1.

An equity for which no sales are reported, as in the case of a security that is traded in the over-the-counter market or a less liquid listed equity, is valued at its last bid price (in the case of short sales, at the ask price) and is therefore classified Level 2. In addition, equities traded outside of the Western Hemisphere are classified Level 2 because they are fair valued daily based on the application of a fair value factor (unless the Adviser determines that use of another valuation methodology is appropriate). The Funds apply daily fair value factors, furnished by an independent pricing service, to account for the market movement between the close of the foreign market and the close of the NYSE. The pricing service uses statistical analysis and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, American Depositary Receipts, futures contracts and exchange rates in other markets in determining fair value as of the time a Fund calculates its net asset value.

Fixed income securities (other than certain short-term investments maturing in 60 days or less) and other investments that trade in markets that are not considered to be active, are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs and are also classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, money market funds and less liquid listed equities. Corporate and sovereign bonds and other fixed-income instruments are valued at estimated fair value using the latest bid prices or evaluated quotes furnished by independent pricing services, as well as quotations from counterparties and other market participants. Evaluated quotes are based on a matrix system, which may consider such factors as quoted prices for identical or similar assets, yields, maturities and ratings and are not necessarily reliant on quoted prices. Short-term debt investments of sufficient credit quality maturing in 60 days or less are generally valued at amortized cost, which approximates fair value. These investments are categorized as Level 2 within the of the fair value hierarchy.

AQR Funds	Annual Report	December 2016

44

Notes to Consolidated Financial Statements	December 31, 2016

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 instruments include illiquid securities. When observable prices are not available for these securities, the Funds may use one or more valuation approaches (e.g., the market approach, the income approach, or the cost approach), including proprietary models for which sufficient and reliable data is available. Within Level 3, the market approach generally is based on the technique of using comparable market transactions, while the use of the income approach includes the estimation of future cash flows discounted to calculate fair value. Discounts may also be applied due to the nature or durations of any restrictions on the disposition of the investment or adjusted as appropriate for credit, market and/or other risk factors.

The inputs used by the Funds in estimating the value of Level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations and other transactions across the capital structure, offerings in the equity or debt capital markets, changes in financial ratios or cash flows, benchmark yield curves, credit spreads, estimated default rates, underlying collateral, and other unique security features. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Adviser in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the fair value of the investment.

Exchange-traded derivatives, such as futures contracts and exchange-traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Futures and option contracts that are listed on national exchanges and are freely transferable are valued at fair value based on their last sales price on the date of determination on the exchange their constitutes the principal market or, if no sales occurred on such date, at the bid price on such exchange at the close of business on such date. Centrally cleared swaps listed or traded on a multilateral trade facility platform, such as a registered exchange, are valued on daily basis using quotations provided by an independent pricing service.

OTC derivatives, including forward contracts and swap contracts, are fair valued by the Funds on a daily basis using observable inputs, such as quotations provided by an independent pricing service, the counterparty, dealers or brokers, whenever available and considered reliable.

The value of each total return swap contract and total return basket swap contract is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing price on the principal exchange on which the securities are traded; (ii) financing costs; (iii) the value of dividends or accrued interest; (iv) cash balances within the swap; and (v) other factors, as applicable.

The U.S. Dollar value of forward foreign currency exchange contracts is determined using current forward currency exchange rates supplied by an independent pricing service.

Credit default swap contracts and interest rate swap contracts are marked to market daily based on quotations as provided by an independent pricing service. The independent pricing services aggregate valuation information from various market participants to create a single reference value for each credit default swap contract and interest rate swap contract.

Generally, a valuation model is used consistently for similar derivative types and model inputs, including, but not limited to, market prices, yield curves, credit spreads, volatilities and implied correlations which are obtained from outside brokers and/or pricing services when available. In instances where models are used, the value of an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument as well as the availability and reliability of observable inputs. Such inputs include market prices for reference securities, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. Certain OTC derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. Those OTC derivatives that have less liquidity or for which inputs are unobservable are classified within Level 3. While the valuations of less liquid OTC derivatives may utilize some Level 1 and/or Level 2 inputs, they also include other unobservable inputs which are considered significant to the fair value determination. At each measurement date, the Funds update the Level 1 and Level 2 inputs to reflect observable inputs, though the resulting gains and losses are reflected within Level 3 due to the significance of the unobservable inputs.

The Funds value the repurchase agreements and reverse repurchase agreements they have entered based on the respective contract amounts, which approximate fair value. As such, repurchase agreements are carried at the amount of cash paid plus accrued interest receivable (or interest payable in periods of increased demand for collateral), and reverse repurchase agreements are carried at the amount of cash received plus accrued interest payable (or interest receivable in periods of increased demand for collateral).

AQR Funds	Annual Report	December 2016

45

Notes to Consolidated Financial Statements	December 31, 2016

Quantitative Information

The following tables represent each Fund’s valuation inputs as presented on the Schedule of Investments.

AQR MANAGED FUTURES STRATEGY FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTALS
ASSETS
Short-Term Investments	$—	$11,961,981,506	$—	$11,961,981,506
Futures Contracts*	86,407,251	—	—	86,407,251
Forward Foreign Currency Exchange Contracts*	—	216,290,976	—	216,290,976
Total Return Swap Contracts*	—	58,264,008	—	58,264,008

Total Assets	$86,407,251	$12,236,536,490	$—	$12,322,943,741

LIABILITIES
Futures Contracts*	$(12,551,141)	$—	$—	$(12,551,141)
Forward Foreign Currency Exchange Contracts*	—	(254,074,728)	—	(254,074,728)
Total Return Swap Contracts*	—	(123,339,860)	—	(123,339,860)

Total Liabilities	$(12,551,141)	$(377,414,588)	$—	$(389,965,729)

AQR MANAGED FUTURES STRATEGY HV FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTALS
ASSETS
Short-Term Investments	$—	$703,878,632	$—	$703,878,632
Futures Contracts*	6,953,232	—	—	6,953,232
Forward Foreign Currency Exchange Contracts*	—	16,213,176	—	16,213,176
Total Return Swap Contracts*	—	4,346,742	—	4,346,742

Total Assets	$6,953,232	$724,438,550	$—	$731,391,782

LIABILITIES
Futures Contracts*	$(1,169,155)	$—	$—	$(1,169,155)
Forward Foreign Currency Exchange Contracts*	—	(18,675,640)	—	(18,675,640)
Total Return Swap Contracts*	—	(9,202,096)	—	(9,202,096)

Total Liabilities	$(1,169,155)	$(27,877,736)	$—	$(29,046,891)

*	Derivative instruments, including futures, total return swap, and forward foreign currency exchange contracts, are reported at the cumulative unrealized appreciation/(depreciation) of the instrument within the Funds’ Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities for exchange-traded and cleared derivatives.

The Funds recognize all transfers at the beginning of the reporting period, related unrealized appreciation/(depreciation) is also transferred out at the beginning of the reporting period. Transfers between Level 1 and 2 generally relate to whether the principal market for the security becomes active or inactive. Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g., frequency of trades), which resulted in a lack of or increase in available market inputs to determine price. During the year ended December 31, 2016, there were no transfers of investments between levels for any of the Funds. There were no Level 3 securities held at period end.

6. Federal Income Tax Matters

At December 31, 2016, the cost of long security positions and aggregate gross unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:

FUND	COST OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
AQR Managed Futures Strategy Fund	$11,961,757,990	$465,868	$(242,352)	$223,516
AQR Managed Futures Strategy HV Fund	703,864,911	22,676	(8,955)	13,721

There are no differences between book basis and tax basis appreciation (depreciation) on investments.

AQR Funds	Annual Report	December 2016

46

Notes to Consolidated Financial Statements	December 31, 2016

As of December 31, 2016, the components of net assets (excluding paid-in capital) on a tax basis were as follows:

FUND	CURRENT DISTRIBUTABLE ORDINARY INCOME	CURRENT DISTRIBUTABLE LONG TERM CAPITAL GAIN OR (TAX BASIS CAPITAL LOSS CARRYFORWARDS)	NET UNREALIZED APPRECIATION (DEPRECIATION)	POST OCTOBER CAPITAL OR LATE YEAR ORDINARY LOSS DEFERRALS	OTHER TEMPORARY DIFFERENCES	TOTAL ACCUMULATED EARNINGS
AQR Managed Futures Strategy Fund	$—	$(432,893,261)	$71,902,723	$(368,077,278)	$(193,387,903)	$(922,455,719)
AQR Managed Futures Strategy HV Fund	—	(37,917,417)	5,491,770	(26,997,745)	(14,535,543)	(73,958,935)

The differences between book basis and tax basis components of net assets are primarily attributable to mark to market on forward foreign currency exchange contracts, mark to market on regulated futures contracts, loss deferrals from tax straddles, certain late year loss deferrals, Cayman subsidiary taxable income and capital loss carryforwards.

As of December 31, 2016, the effect of permanent book/tax reclassifications resulted in increase (decrease) to the components of net assets as follows:

FUND	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED GAIN (LOSS) ON INVESTMENTS	PAID-IN CAPITAL
AQR Managed Futures Strategy Fund	$(56,562,728)	$582,619,094	$(526,056,366)
AQR Managed Futures Strategy HV Fund	(4,861,582)	43,935,628	(39,074,046)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to the difference in tax treatment of foreign currency gain/loss, net operating losses, and income from investments in the Cayman subsidiary. The result of operations and net assets were not affected by the reclassifications.

The tax character of distributions paid during the fiscal year-ends December 31, 2016 and December 31, 2015 were as follows:

	DECEMBER 31, 2016			DECEMBER 31, 2015
FUND	ORDINARY INCOME	CAPITAL GAINS	RETURN OF CAPITAL	ORDINARY INCOME	CAPITAL GAINS	RETURN OF CAPITAL
AQR Managed Futures Strategy Fund	$2,222,632	$—	$—	$457,793,882	$132,351,997	$—
AQR Managed Futures Strategy HV Fund	98,810	—	—	25,876,162	9,217,388	—

As of December 31, 2016, for federal income tax purposes, the following Funds have capital loss carryforwards available to offset future capital gains, if any, to the extent provided by the U.S. Treasury regulations:

FUND	SHORT-TERM	LONG-TERM
AQR Managed Futures Strategy Fund	$363,233,114	$69,660,147
AQR Managed Futures Strategy HV Fund	31,297,589	6,619,828

7. Investment Transactions

During the year ended December 31, 2016, there was no cost of purchases or proceeds from sales of investments (excluding swap contracts, forward foreign currency exchange contracts, futures contracts and short-term investments).

8. Derivative Instruments and Activities

The Funds use derivative instruments as part of their principal investment strategy to achieve their investment objectives. The Funds’ derivative contracts, are not accounted for as hedging instruments under GAAP. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements on the Statements of Assets and Liabilities. All derivative instruments held by the Funds were subject to a master netting agreement or similar arrangement.

AQR Funds	Annual Report	December 2016

47

Notes to Consolidated Financial Statements	December 31, 2016

The following table lists the fair value of derivatives instruments held by the Funds, by primary underlying risk and contract type, as included in the Statements of Assets and Liabilities* at December 31, 2016:

	ASSETS			LIABILITIES
FUND	UNREALIZED APPRECIATION ON FUTURES CONTRACTS*	SWAP AT VALUE	UNREALIZED APPRECIATION ON FORWARD CURRENCY EXCHANGE CONTRACTS	UNREALIZED DEPRECIATION ON FUTURES CONTRACTS*	SWAP AT VALUE	UNREALIZED DEPRECIATION ON FORWARD CURRENCY EXCHANGE CONTRACTS
Equity Risk Exposure:
AQR Managed Futures Strategy Fund	$33,319,758	$10,453,713	$—	$10,728,406	$2,778,697	$—
AQR Managed Futures Strategy HV Fund	2,428,385	875,046	—	1,038,152	201,961	—

Foreign Exchange Rate Risk Exposure:
AQR Managed Futures Strategy Fund	—	—	216,290,976	—	—	254,074,728
AQR Managed Futures Strategy HV Fund	—	—	16,213,176	—	—	18,675,640

Interest Rate Risk Exposure:
AQR Managed Futures Strategy Fund	42,424,819	—	—	16,515,541	—	—
AQR Managed Futures Strategy HV Fund	3,166,229	—	—	1,612,845	—	—

Commodity Risk Exposure:
AQR Managed Futures Strategy Fund	111,658,913	47,810,295	—	86,303,433	120,561,163	—
AQR Managed Futures Strategy HV Fund	8,496,441	3,471,696	—	6,072,111	9,000,135	—

Netting:
AQR Managed Futures Strategy Fund	(113,547,380)	(58,264,008)	(216,290,976)	(113,547,380)	(58,264,008)	(216,290,976)
AQR Managed Futures Strategy HV Fund	(8,723,108)	(4,346,742)	(16,213,176)	(8,723,108)	(4,346,742)	(16,213,176)

Net Fair Value of Derivative Contracts:
AQR Managed Futures Strategy Fund	73,856,110	—	—	—	65,075,852	37,783,752
AQR Managed Futures Strategy HV Fund	5,367,947	—	—	—	4,855,354	2,462,464

*	May include cumulative appreciation (depreciation) of exchange-traded and as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities for exchange traded derivatives.

The following table indicates the effect of derivative instruments, by primary underlying risk exposure and contract type, on the Statements of Operations for the year ended December 31, 2016:

	REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED AS A RESULT FROM OPERATIONS			NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED AS A RESULT FROM OPERATIONS
FUND	FUTURES CONTRACTS	SWAP CONTRACTS	FORWARD CURRENCY EXCHANGE CONTRACTS	FUTURES CONTRACTS	SWAP CONTRACTS	FORWARD CURRENCY EXCHANGE CONTRACTS
Equity Risk Exposure:
AQR Managed Futures Strategy Fund	$(515,449,218)	$(71,014,292)	$—	$40,209,241	$2,618,609	$—
AQR Managed Futures Strategy HV Fund	(41,832,590)	(5,888,813)	—	2,783,632	335,139	—

Foreign Exchange Rate Risk Exposure:
AQR Managed Futures Strategy Fund	—	—	(126,348,778)	—	—	3,860,557
AQR Managed Futures Strategy HV Fund	—	—	(11,620,588)	—	—	823,908

Interest Rate Risk Exposure:
AQR Managed Futures Strategy Fund	165,348,501	—	—	50,289,261	—	—
AQR Managed Futures Strategy HV Fund	14,986,146	—	—	3,453,486	—	—

Commodity Risk Exposure:
AQR Managed Futures Strategy Fund	(649,080,030)	17,087,209	—	(13,068,203)	(77,766,375)	—
AQR Managed Futures Strategy HV Fund	(49,909,243)	1,396,487	—	(693,728)	(5,878,889)	—

AQR Funds	Annual Report	December 2016

48

Notes to Consolidated Financial Statements	December 31, 2016

The following tables present the Funds’ gross OTC derivative assets and liabilities by counterparty and contract type net of amounts available for offset under netting arrangements and any related collateral received or posted by the Funds’ as of December 31, 2016:

AQR MANAGED FUTURES STRATEGY FUND

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT
BANA	Total Return Swap Contracts	$545,816	$(545,816)	$—	$—	$—	$—
CITI	Forward Foreign Currency Exchange Contracts	87,130,883	(87,130,883)	—	—	—	—
GSIN	Total Return Swap Contracts	3,527,621	—	3,527,621	—	—	3,527,621
JPMC	Forward Foreign Currency Exchange Contracts	129,160,093	(129,160,093)	—	—	—	—
MSCS	Total Return Swap Contracts	6,380,276	(68,081)	6,312,195	—	—	6,312,195
Total financial instruments subject to a master netting arrangement or similar arrangement		226,744,689	(216,904,873)	9,839,816	—	—	9,839,816

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (a)	NET AMOUNT
BANA	Total Return Swap Contracts	$2,710,616	$(545,816)	$2,164,800	$—	$(2,164,800)	$—
CITI	Forward Foreign Currency Exchange Contracts	102,470,275	(87,130,883)	15,339,392	—	(15,339,392)	—
JPMC	Forward Foreign Currency Exchange Contracts	151,604,453	(129,160,093)	22,444,360	—	(22,444,360)	—
MSCS	Total Return Swap Contracts	68,081	(68,081)	—	—	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		256,853,425	(216,904,873)	39,948,552	—	(39,948,552)	—

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $250,346,414.

AQR Funds	Annual Report	December 2016

49

Notes to Consolidated Financial Statements	December 31, 2016

AQR MANAGED FUTURES STRATEGY OFFSHORE FUND LTD.

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT
CITI	Total Return Swap Contracts	$11,134,261	$(11,134,261)	$—	$—	$—	$—
GSIN	Total Return Swap Contracts	2,893,334	(2,893,334)	—	—	—	—
MACQ	Total Return Swap Contracts	11,980,256	(11,980,256)	—	—	—	—
MLIN	Total Return Swap Contracts	10,443,559	(10,443,559)	—	—	—	—
SOCG	Total Return Swap Contracts	11,358,885	(11,358,885)	—	—	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		47,810,295	(47,810,295)	—	—	—	—

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (a)	NET AMOUNT
CITI	Total Return Swap Contracts	$18,119,992	$(11,134,261)	$6,985,731	$—	$(6,985,731)	$—
GSIN	Total Return Swap Contracts	3,498,727	(2,893,334)	605,393	—	(605,393)	—
MACQ	Total Return Swap Contracts	39,630,985	(11,980,256)	27,650,729	—	(27,650,729)	—
MLIN	Total Return Swap Contracts	28,410,654	(10,443,559)	17,967,095	—	(17,967,095)	—
SOCG	Total Return Swap Contracts	30,900,805	(11,358,885)	19,541,920	—	(19,454,982)	86,938
Total financial instruments subject to a master netting arrangement or similar arrangement		120,561,163	(47,810,295)	72,750,868	—	(72,663,930)	86,938

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $74,360,001.

AQR MANAGED FUTURES STRATEGY HV FUND

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT
BANA	Total Return Swap Contracts	$182,690	$(182,690)	$—	$—	$—	$—
CITI	Forward Foreign Currency Exchange Contracts	6,532,349	(6,532,349)	—	—	—	—
GSIN	Total Return Swap Contracts	692,356	(385)	691,971	—	—	691,971
JPMC	Forward Foreign Currency Exchange Contracts	9,680,827	(9,680,827)	—	—	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		17,088,222	(16,396,251)	691,971	—	—	691,971

AQR Funds	Annual Report	December 2016

50

Notes to Consolidated Financial Statements	December 31, 2016

AQR MANAGED FUTURES STRATEGY HV FUND (continued)

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (a)	NET AMOUNT
BANA	Total Return Swap Contracts	$201,576	$(182,690)	$18,886	$—	$(18,886)	$—
CITI	Forward Foreign Currency Exchange Contracts	7,531,722	(6,532,349)	999,373	—	(999,373)	—
GSIN	Total Return Swap Contracts	385	(385)	—	—	—	—
JPMC	Forward Foreign Currency Exchange Contracts	11,143,918	(9,680,827)	1,463,091	—	(1,463,091)	—
Total financial instruments subject to a master netting arrangement or similar arrangement		18,877,601	(16,396,251)	2,481,350	—	(2,481,350)	—

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $21,917,962.

AQR MANAGED FUTURES STRATEGY HV OFFSHORE FUND LTD.

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF ASSETS	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT
CITI	Total Return Swap Contracts	$947,286	$(947,286)	$—	$—	$—	$—
GSIN	Total Return Swap Contracts	453,734	(306,897)	146,837	—	—	146,837
MACQ	Total Return Swap Contracts	893,507	(893,507)	—	—	—	—
SOCG	Total Return Swap Contracts	1,177,169	(1,177,169)	—	—	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		3,471,696	(3,324,859)	146,837	—	—	146,837

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	GROSS AMOUNTS OFFSET	NET AMOUNTS OF LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (a)	NET AMOUNT
CITI	Total Return Swap Contracts	$1,396,331	$(947,286)	$449,045	$—	$(449,045)	$—
GSIN	Total Return Swap Contracts	306,897	(306,897)	—	—	—	—
MACQ	Total Return Swap Contracts	3,436,319	(893,507)	2,542,812	—	(2,542,812)	—
SOCG	Total Return Swap Contracts	3,860,588	(1,177,169)	2,683,419	—	(2,683,419)	—
Total financial instruments subject to a master netting arrangement or similar arrangement		9,000,135	(3,324,859)	5,675,276	—	(5,675,276)	—

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $3,500,162.

AQR Funds	Annual Report	December 2016

51

Notes to Consolidated Financial Statements	December 31, 2016

For the year ended December 31, 2016, the quarterly average notional values of the derivatives held by the Funds were as follows:

Derivatives Volume Disclosure*

	AQR MANAGED FUTURES STRATEGY FUND	AQR MANAGED FUTURES STRATEGY HV FUND
Futures Contracts:
Average Notional Balance—Long	37,169,970,008	2,956,049,359
Average Notional Balance—Short	17,208,301,800	1,434,652,798
Ending Notional Balance—Long	13,529,209,195	1,160,250,834
Ending Notional Balance—Short	43,393,632,090	3,852,143,849
Forward Foreign Currency Exchange Contracts:
Average Settlement Value—Purchased	14,036,678,333	1,086,624,541
Average Settlement Value—Sold	13,875,670,462	1,073,436,442
Ending Value— Purchased	15,205,971,371	1,079,247,958
Ending Value—Sold	17,139,302,618	1,228,533,909
Total Return Swaps:
Average Notional Balance—Long	1,374,660,497	105,481,543
Average Notional Balance— Short	1,123,387,597	88,011,752
Ending Notional Balance— Long	2,208,810,764	174,015,273
Ending Notional Balance—Short	1,442,334,771	104,003,556

*	Notional values as of each quarter end are used to calculate the average represented.

9. Investment Advisory and Other Agreements

The Adviser serves as the investment adviser to each of the Funds pursuant to a Third Amended and Restated Investment Management Agreement, dated January 29, 2017 as amended, entered into by the Trust, on behalf of the Funds (the “Advisory Agreement”). Under the Advisory Agreement, the Adviser furnishes a continuous investment program for each Fund’s portfolio, makes day-to-day investment decisions for the Funds, and manages the Funds’ investments in accordance with the stated policies of each Fund. The Adviser is also responsible for selecting brokers and dealers to execute purchase and sale orders for the portfolio transactions of each Fund, subject to its obligation to seek best execution, and also provides certain other administrative services to each Fund. The Adviser provides persons satisfactory to the Funds’ Board to serve as officers of the Funds.

Pursuant to the Advisory Agreement, the Funds currently pay the Investment Advisory fee calculated on the average daily net assets for each Fund, in the annual ratios below:

FUND	RATIO
AQR Managed Futures Strategy Fund	1.05%
AQR Managed Futures Strategy HV Fund	1.45

The Trust and the Adviser have entered into a Fee Waiver and Expense Reimbursement Agreement (“Fee Waiver Agreement”) whereby the Adviser has agreed to waive its fee and/or reimburse each Fund at least through April 30, 2018 for Class I, N and R6 shares, respectively, unless otherwise noted. Pursuant to the Fee Waiver Agreement, the Adviser has agreed to waive and/or reimburse each Fund to the extent that the total annual fund operating expense ratios (including the consolidated expenses of the Subsidiaries), exclusive of interest, taxes, borrowing costs, acquired fund fees and expenses, dividend and interest expense related to short sales, and extraordinary expenses exceed the following ratios:

FUND	CLASS I	CLASS N	CLASS R6
AQR Managed Futures Strategy Fund	1.25%	1.50%	1.15%
AQR Managed Futures Strategy HV Fund	1.65	1.90	1.55

For the year ended December 31, 2016 the Funds’ Adviser waived fees and/or reimbursed expenses for each of the Funds as follows:

FUND	INVESTMENT ADVISORY FEES WAIVED	EXPENSE REIMBURSEMENTS	TOTAL
AQR Managed Futures Strategy HV Fund	$107,352	$—	$107,352

AQR Funds	Annual Report	December 2016

52

Notes to Consolidated Financial Statements	December 31, 2016

The Trust, in turn, agreed that the Funds will repay the fee waiver/expense reimbursement to the Adviser. Such repayment shall be made only out of the class of the Fund for which the applicable fee waiver and expense reimbursement was made. Repayments with respect to a Fund must be limited to amounts that do not cause the aggregate operating expenses of the Fund attributable to a share class during a year in which such repayment is made to exceed the lesser of (i) the applicable limits in effect at the time of the waiver and/or reimbursement, or (ii) the applicable limits in effect at the time of recapture. A repayment shall be payable only to the extent it can be made during the thirty-six months following the applicable period during which the Adviser waived fees or reimbursed the applicable Fund for its operating expenses under the Agreement.

For the year ended December 31, 2016, the amounts waived and reimbursed by the Adviser, as well as the amounts available for potential future recoupment by the Adviser and the expiration schedule at December 31, 2016 are as follows:

	FEES WAIVED/ REIMBURSED FOR THE YEAR ENDED DECEMBER 31, 2016	TOTAL POTENTIAL RECOUPMENT AMOUNT DECEMBER 31, 2016	POTENTIAL RECOUPMENT AMOUNTS EXPIRING DECEMBER 31
			2017	2018	2019

AQR MANAGED FUTURES STRATEGY HV FUND
Class I	$59,386	$265,271	$132,064	$73,821	$59,386
Class N	19,395	52,166	13,815	18,956	19,395
Class R6	28,571	59,329	187	30,571	28,571

Totals	$107,352	$376,766	$146,066	$123,348	$107,352

JPMorgan Chase Bank, N.A., serves as the Funds’ Administrator, Accounting Agent and Custodian.

ALPS Fund Services, Inc. serves as the Funds’ Transfer Agent, and ALPS Distributors, Inc. serves as the Funds’ Distributor.

10. Distribution Plan

The Trust has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to the Class N shares of the Funds. The Plan allows for the payment of services related to the distribution and servicing of these shares at a rate of up to 0.25% per annum of the average daily net asset value of the Class N shares of the Funds.

11. Principal Risks and Concentrations

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). A Fund’s investments in financial derivatives and other financial instruments may expose the Fund to various elements of market risks which include interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Convertible securities and nonconvertible income producing securities are subject to certain risks, including (i) if interest rates go up, the value of convertible securities and non-convertible income-producing securities in the Funds’ portfolio generally will decline; (ii) during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Funds to reinvest in lower yielding securities (call or prepayment risk); and (iii) during periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments (extension risk).

Currency risk arises from the possibility that fluctuations in foreign exchange rates will affect the value of cash balances held in foreign currencies and non-U.S. denominated financial instruments. In addition, the Funds’ use of forward foreign currency exchange contracts may expose them to the risk that the value of the foreign currency changes unfavorably relative to the U.S. Dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Funds may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s net asset value to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the net asset value of a Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

AQR Funds	Annual Report	December 2016

53

Notes to Consolidated Financial Statements	December 31, 2016

Exposure to the commodities markets may subject a Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments and exchange-traded notes may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

In addition to market risk, the Funds may be exposed to the risk that one or more securities in the Funds’ portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status (credit risk). Credit risk is measured by the loss a Fund would record if the major financial institution or other counterparties failed to perform pursuant to terms of their obligations. Certain Funds may primarily maintain cash balances at one or several major financial institutions that may exceed federally insured limits and as such each of the Funds have credit risk associated with such financial institutions. In general, lower rated securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Funds’ net asset value or dividends. The Funds minimize credit risk by monitoring credit exposure and collateral values, and by requiring additional collateral to be promptly deposited with or returned to each of the Funds when deemed necessary.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. By using derivative instruments, the Funds may be exposed to the risk that derivative counterparties may not perform in accordance with the contractual provisions offset by the value of any collateral received. The Funds’ exposure to credit risk associated with counterparty non-performance is limited to the unrealized gains inherent in such transactions that are recognized in the Statements of Assets and Liabilities. The counterparties to the Funds’ derivative investments may include affiliates of the Funds’ clearing brokers and other major financial institutions. While the Funds use multiple clearing brokers and counterparties, a concentration of credit risk may exist because of balances held and transactions with a limited number of clearing brokers and counterparties. The Funds minimize counterparty credit risk through credit limits and approvals, credit monitoring procedures, executing master netting arrangements and managing margin and collateral requirements, as appropriate.

In the normal course of business, the Funds may enter into agreements with certain counterparties for derivative transactions. A number of each Fund’s Master Agreements contain provisions that require each Fund to maintain a predetermined level of net assets, and/or provide limits regarding the decline of a Fund’s net asset value over specified time periods. If a Fund was to violate such provisions, the counterparties to the derivative instruments could request immediate payment or demand immediate collateralization on derivative instruments in net liability positions. If such events are not cured by the Fund or waived by the counterparties, they may decide to curtail or limit extension of credit, and the Fund may be forced to unwind its derivative positions which may result in material losses.

The Funds, at times, utilize substantial leverage in their investment program. Such leverage may take the form of trading on margin, investing in derivative instruments that are inherently leveraged, entering into reverse repurchase transactions and entering into other forms of direct and indirect borrowings. There is no guarantee that the Funds’ borrowing arrangement or other arrangements for obtaining leverage will continue to be available, or if available, will be available on terms and conditions acceptable to the Funds. Unfavorable economic conditions also could increase funding costs, limit access to the capital markets or result in a decision by lenders not to extend credit to the Funds. In addition, a decline in market value of the Funds’ assets may have particular adverse consequences in instances where they have borrowed money based on the market value of those assets. A decrease in market value of those assets may result in the lender (including derivative counterparties) requiring the Funds to post additional collateral or otherwise sell assets at a time when it may not be in the Funds’ best interest to do so.

The Adviser relies heavily on quantitative models and information and data supplied by third parties. When models and data prove to be incorrect or incomplete, any decisions made in reliance thereon may expose the Fund to potential risks. Such models may produce unexpected results, which can result in losses for a Fund.

Periodically, the Funds may be a party to legal actions arising in the ordinary course of business. The Funds are currently not subject to any actions that either individually or in the aggregate are expected to have a material impact on their results of operations, cash flows or financial condition.

12. Line of Credit

Effective February 29, 2016 and terminating on February 28, 2017, the Trust renewed a committed syndicated line of credit (the “Agreement”) with Bank of America, N.A., as the Administrative Agent. Borrowing, if any, under this arrangement bears, as incurred, interest at the sum of (a) 1.0% per annum plus (b) the higher of (i) the Federal Funds Rate or (ii) the Eurodollar Rate, which is paid monthly. The maximum loan amount is the lesser of an amount which will not exceed the borrowing limits set forth in the Funds’ Prospectus and/or Registration Statement and will not cause the asset coverage ratio for any borrowings by a Fund to drop below the required amount under the Agreement (between 300-500% per Fund). The Agreement is subject to an annual commitment fee which is payable in arrears on a quarterly basis. In the event of a draw upon the line of credit, liquid assets of the borrowing Fund may be designated as collateral until its loan is repaid in full. Effective July 22, 2016 the line of credit available was increased to $285,000,000 from $275,000,000. On February 9, 2017 the Board of Trustees approved the amended and restated line of credit, effective February 24, 2017 to allow for up to $300,000,000 as part of a 364 day-revolving facility subject to substantially similar terms. The Funds did not have any borrowings for the year ended December 31, 2016.

AQR Funds	Annual Report	December 2016

54

Notes to Consolidated Financial Statements	December 31, 2016

13. Principal Ownership

As of December 31, 2016, the Funds had individual shareholder and/or omnibus accounts owning more than 5% of the total shares outstanding of the Fund as follows:

FUND	NUMBER OF INDIVIDUAL SHAREHOLDERS AND/OR OMNIBUS ACCOUNTS	TOTAL PERCENTAGE INTEREST HELD
AQR Managed Futures Strategy Fund	7	75.59%
AQR Managed Futures Strategy HV Fund	5	80.19%
Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

14. New Accounting Pronouncements and Regulations

In October 2016, the Securities and Exchange Commission (the “SEC”) adopted Final Rule Release No. 33-10231, Investment Company Reporting Modernization, to modernize and enhance the reporting and disclosure of information by registered investment companies. The SEC is adopting amendments to Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements. The new rules will allow the SEC to more effectively collect and use data reported by funds, enhance disclosure regarding fund liquidity and redemption practices, and permit open-end funds to offer swing pricing, subject to board approval and review.

Compliance with the modifications to Regulation S-X is required for financial statements filed with the SEC on or after August 1, 2017 and other amendments and rules are effective during 2018. Adoption of these rules will have no effect on the Funds’ net assets or results of operations. Management is currently evaluating the impact on the Funds’ financial statements.

15. Subsequent Events

The Funds have evaluated subsequent events through the date of issuance of this report and have determined that there are no material events other than noted above.

AQR Funds	Annual Report	December 2016

55

Report of Independent Registered Public Accounting Firm

To the Trustees of the AQR Trust and the Shareholders of AQR Managed Futures Strategy Fund and AQR Managed Futures Strategy HV Fund:

In our opinion, the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, and the related consolidated statements of operations and of changes in net assets and financial highlights present fairly, in all material respects, the financial position of the AQR Managed Futures Strategy Fund and AQR Managed Futures Strategy HV Fund (hereinafter referred to as the “Funds”) as of December 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and each of their financial highlights for the periods presented therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodians, brokers, and transfer agents, provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 24, 2017

AQR Funds	Annual Report	December 2016

56

Fund Expense Examples (Unaudited)

As a shareholder of the Trust, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid for the Period Ending 12/31/16” to estimate the expenses you paid on your account during this period. Each Fund will indirectly bear its pro rata share of the expenses incurred by the underlying investments in which the Fund invests. These expenses are not included in the table.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The Fund will indirectly bear its pro rata share of the expenses incurred by the underlying investments in which the Fund invests. These expenses are not included in the table.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT DATE VALUE	ENDING ACCOUNT VALUE 12/31/16	ANNUALIZED EXPENSE RATIO FOR THE PERIOD	EXPENSES PAID FOR THE PERIOD ENDING 12/31/16

AQR Managed Futures Strategy Fund

Class I
Actual Return	$1,000.00	$895.40	1.22%	$5.81
Hypothetical Return	$1,000.00	$1,019.00	1.22%	$6.19

Class N
Actual Return	$1,000.00	$894.30	1.49%	$7.09
Hypothetical Return	$1,000.00	$1,017.65	1.49%	$7.56

Class R6
Actual Return	$1,000.00	$895.40	1.13%	$5.38
Hypothetical Return	$1,000.00	$1,019.46	1.13%	$5.74

AQR Managed Futures Strategy HV Fund

Class I
Actual Return	$1,000.00	$848.70	1.65%	$7.67
Hypothetical Return	$1,000.00	$1,016.84	1.65%	$8.36

Class N
Actual Return	$1,000.00	$847.80	1.90%	$8.92
Hypothetical Return	$1,000.00	$1,015.48	1.90%	$9.73

Class R6
Actual Return	$1,000.00	$848.70	1.55%	$7.20
Hypothetical Return	$1,000.00	$1,017.34	1.55%	$7.86

Expenses are calculated using each Class’ annualized expense ratio, multiplied by the average account value for the period, multiplied by 184/366 (to reflect the one-half year period unless stated otherwise).

AQR Funds	Annual Report	December 2016

57

Trustees and Officers (Unaudited)	December 31, 2016

Listed in the chart below is basic information regarding the Trustees and Officers of the Trust. The address of each Officer and Trustee is Two Greenwich Plaza, 4th Floor, Greenwich CT 06830.

NAME AND YEAR OF BIRTH	CURRENT POSITION WITH THE TRUST, TERM OF OFFICE[1] AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PRESENT OR PAST DIRECTORSHIPS HELD BY TRUSTEE (DURING THE PAST 5 YEARS)
Disinterested Trustees[2]
Timothy K. Armour, M.B.A., 1948	Chairman of the Board, since 2010 and Trustee, since 2008	Interim Chief Executive Officer of Janus Capital Group (retired) (2009-2010) (financial services)	46	Janus Capital Group (2008- 2016); ETF Securities (2010- 2013)

L. Joe Moravy, M.B.A., CPA, 1950	Trustee, since 2008	Independent Consultant (since 2014); Managing Director, Finance Scholars Group (2010-2014) (consulting)	46	Nuveen Exchange Traded Commodities Funds (2012-2016)

William L. Atwell, M.B.A., 1950	Trustee, since 2011	Managing Director, Atwell Partners LLC (since 2012) (consulting); President (CIGNA International), CIGNA (2008- 2012) (insurance)	46	Webster Financial Corporation (since 2014)

Gregg D. Behrens, M.M., 1952	Trustee, since 2011	Retired from Northern Trust Company (since 2009) (banking)	46	None

Brian Posner, M.B.A., 1961	Trustee, since 2011	President, Point Rider Group LLC (since 2008) (consulting)	46	Biogen (since 2008); Bioverativ Inc. (since 2017); Arch Capital Group (since 2010); BG Medicine (2012- 2015); RiverPark Funds Trust (2010-2012)

Mark. A. Zurack, M.B.A., CFA 1957	Trustee, since 2014	Senior Lecturer, Columbia Business School (since 2002); Visiting Senior Lecturer, Cornell University (2004-2013)	46	Exchange Traded Concepts Trust (since 2011); Source ETF Trust (2014-2015)

Interested Trustees[3]
David Kabiller, CFA, 1963	Trustee, since 2010	Founding Principal, AQR Capital Management, LLC (since 1998)	46	None

Marco Hanig, Ph.D., 1958	Trustee, since 2014; Chief Executive Officer, since 2009; President, since 2008	Principal, AQR Capital Management, LLC (since 2008)	46	None

Officers
H.J. Willcox, J.D., 1966	Chief Compliance Officer, since 2013	Principal and Chief Compliance Officer, AQR Capital Management, LLC (since 2013); Global Head of Compliance and Counsel KKR & Co., L.P. (2008-2013)	N/A	N/A

Heather Bonner, CPA, 1977	Chief Financial Officer, since 2014	Vice President, AQR Capital Management, LLC (since 2013); Senior Manager, PricewaterhouseCoopers, LLP (2007- 2013)	N/A	N/A

AQR Funds	Annual Report	December 2016

58

Trustees and Officers (Unaudited)	December 31, 2016

NAME AND YEAR OF BIRTH	CURRENT POSITION WITH THE TRUST, TERM OF OFFICE[1] AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PRESENT OR PAST DIRECTORSHIPS HELD BY TRUSTEE (DURING THE PAST 5 YEARS)
Gregory McNeil, M.S./M.B.A., CPA, 1975	Vice President and Treasurer, since 2015	Vice President, AQR Capital Management, LLC (since 2015); Assistant Treasurer, Franklin Templeton Investments (2010-2015)	N/A	N/A

Bradley Asness, J.D., M.B.A. 1969	Vice President, since 2009	Principal and Chief Legal Officer, AQR Capital Management, LLC (since 1998)	N/A	N/A

Brendan R. Kalb, J.D., 1975	Executive Vice President, since 2009; Secretary, since 2008	Managing Director and General Counsel, AQR Capital Management, LLC (since 2004)	N/A	N/A

Nicole DonVito, J.D., 1979	Chief Legal Officer, since 2014; Vice President, since 2009	Managing Director, Senior Counsel & Head of Registered Products, AQR Capital Management, LLC (since 2007)	N/A	N/A

(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or removal as provided in the Trust’s Declaration of Trust. A Disinterested Trustee may not hold office beyond December 31 of the year in which he turns 72.
(2)	A Disinterested Trustee is any Trustee that is not an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.
(3)	An Interested Trustee is a Trustee that is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Kabiller and Dr. Hanig are interested persons of the Trust because of their positions with the Adviser.

AQR Funds	Annual Report	December 2016

59

Board Approval of Investment Advisory Agreements (Unaudited)

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of the AQR Funds (the “Trust”) met in person on November 10-11, 2016 to consider the continuation of the Second Amended and Restated Investment Management Agreement, as amended, for the AQR Managed Futures Strategy Fund and AQR Managed Futures Strategy HV Fund, and AQR Capital Management, LLC (“AQR” or the “Adviser”) (the “Investment Management Agreement”). Each of the aforementioned series of the Trust may be referred to herein as a “Fund” and collectively, the “Funds.” In connection with these considerations, the Board Members also considered the Third Amended and Restated Investment Management Agreement, amending and restating the Investment Management Agreement effective January 29, 2017, reflecting the addition of certain other series of the Trust (the “Amendment”). The Investment Management Agreement (including the Amendment) is referred to herein as the “Management Agreement,” as applicable and as the context suggests.

In addition, the Board Members who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), held a separate telephonic meeting on November 4, 2016 with independent legal counsel to review the materials provided and the relevant legal considerations (together with the in-person meeting held on November 10-11, 2016, the “Meetings”). In accordance with Section 15(c) of the 1940 Act, the Board requested, reviewed and considered materials furnished by AQR relevant to the Board’s consideration of whether to approve the continuation of the Management Agreement. These materials included: (i) memoranda and materials provided by AQR describing the personnel and services provided to the Funds; (ii) performance information for the Funds relevant to the consideration of the Management Agreement; (iii) information independently compiled and prepared by Morningstar Associates, LLC (“Morningstar”) relating to the Funds’ fees and expenses and performance relative to peers; (iv) a discussion of the financial information and profitability of AQR; and (v) a discussion of the compliance program of AQR and the regulatory exam history of AQR.

At the in-person meeting held on November 10-11, 2016, the Board, including the Independent Board Members, unanimously approved the continuation of the Management Agreement for an additional one-year period. The Board, including the Independent Board Members, also unanimously approved the Amendment. In approving the continuation of the Management Agreement, the Board considered all factors it believed to be relevant with respect to the Funds, including, among other factors: (a) the nature, extent and quality of the services provided by the Adviser; (b) the investment performance of the Funds and the Adviser’s portfolio management; (c) the management fee and the cost of the services and profits to be realized by the Adviser from the relationship with the Funds; (d) economies of scale; and (e) other factors.

The Board also considered other matters it deemed important to the approval process, such as services related to the valuation and pricing of the Funds’ portfolio holdings, direct and indirect benefits to the Adviser and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weightings to the various items considered.

In considering the renewal of the Management Agreement, the Board did not view the Management Agreement as creating third-party beneficiary rights in shareholders to enforce the terms of the Management Agreement.

The following is a summary of the Board’s discussion and views regarding the factors it considered in evaluating the Management Agreement:

The Nature, Extent and Quality of the Services Provided by the Adviser. The Board Members reviewed the services that the Adviser provides to the Funds under the Management Agreement, including certain administrative services. The Board considered the size and experience of the Adviser’s staff, its use of technology, and the Funds’ stated investment objectives, strategies and processes. The Board reviewed the overall qualifications of the Adviser as an investment adviser. In connection with the investment advisory services provided to the Funds, the Board Members took into account discussions they had with officers of the Adviser regarding the management of each Fund’s investments in accordance with the Funds’ stated investment objectives and policies and the types of transactions that are entered into on behalf of the Funds. During these discussions, the Board Members asked questions of, and received answers from, the officers of the Adviser regarding the formulation and implementation of the Funds’ investment strategies, their efficacy and potential risks.

In addition to the investment advisory services provided to the Funds, the Board Members considered that AQR also provides shareholder and administrative services, provides oversight of Fund accounting, provides marketing services, provides risk management, provides compliance oversight, and provides assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Funds. In particular, the Board Members reviewed the compliance, shareholder and administrative services provided to the Funds by AQR under the Management Agreement. The Board Members recognized the enterprise risk involved in providing services to the Funds over time.

Finally, the Independent Board Members had an opportunity to meet outside the presence of Fund management in executive session separately with independent legal counsel to discuss and consider the Management Agreement. Based on the presentations and materials at the Meetings, the Board concluded that the services provided to the Funds by AQR pursuant to the Management Agreement were of a high quality and benefit the Funds.

Investment Performance of the Funds and the Adviser’s Portfolio Management. The Board considered the investment performance of each Fund. In particular, the Independent Board Members considered the investment performance of the Funds relative to their stated objectives and the Adviser’s success in reaching such goals as well as the performance of the Funds relative to their peers. The Board also considered the Adviser’s performance in managing other registered investment companies and private funds, noting that other funds the Adviser manages might have investment objectives, policies or restrictions different from those of the Funds. Based on these factors, the Board Members determined that AQR is an appropriate investment adviser for the Funds.

The Management Fee and the Cost of the Services and Profits Realized by the Adviser from the Relationship with the Funds. The Board, including the Independent Board Members, received and reviewed information regarding the management fees paid by the Funds to the Adviser pursuant to the Management Agreement. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services provided to the Funds.

AQR Funds	Annual Report	December 2016

60

Board Approval of Investment Advisory Agreements (Unaudited)

To assist in this analysis, the Board received a report independently prepared by Morningstar (the “Morningstar Report”). The Morningstar Report showed comparative fee information for each Fund’s respective Morningstar category, including expense comparisons of contractual investment management fees and actual net expenses. The Board also reviewed information regarding the fees the Adviser charges for other funds and accounts managed by the Adviser, including sub-advised mutual funds, with similar investment strategies to the Funds. The Board noted the greater services provided by the Adviser to the Funds in contrast to the limited role of the Adviser when it sub-advises mutual funds.

The Board also reviewed the Adviser’s methodology of determining profitability. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Adviser, the types of funds managed, taxes, expense allocations and business mix, and therefore comparability of profitability is somewhat limited.

The Board reviewed the Adviser’s unaudited financial information. The purpose of the review was to help the Independent Board Members determine whether the firm has the necessary resources to continue to provide high quality services to the Funds and attract and retain high quality employees.

Based on their review of the materials presented at the Meeting, the Board concluded that the management fees under the Management Agreement are reasonable.

Economies of Scale. The Adviser provided the Board with information concerning the extent to which economies of scale were realized as the Funds grew and whether fee levels were reflective of such economies of scale. The Board noted that, under the Management Agreement, none of the Funds would have breakpoints in their management fees that would allow investors to benefit directly in the form of lower fees as fund assets grew. To show that economies are being shared, the Adviser presented information regarding each Fund’s management fees relative to comparable funds of similar and/or larger sizes, showing that management fees were set at a competitive level. The Board recognized that economies were also being shared through the expense limitation agreements for the Funds. The Board considered that the funds in the AQR fund complex share some common resources and, as a result, an increase in the overall size of the complex could permit each Fund to incur lower expenses than it would otherwise as a stand-alone entity. The Board also considered the Adviser’s overall operations and its efforts to expand the scale of, and further enhance the quality of, its operations.

Other Factors. The Board also took into account other ancillary or “fall-out” benefits that the Adviser or its affiliates may derive from its relationship with the Funds, both tangible and intangible. The Board also received information regarding the Adviser’s brokerage and soft dollar practices. The Board considered that the Adviser is responsible for decisions to buy and sell securities for the Funds, selection of broker-dealers and best execution, and aggregation and allocation of trade orders among the firm’s various advisory clients. The Board noted that the Adviser does not presently intend to make use of soft dollars to acquire third-party research.

Conclusion. Counsel advised the Board concerning the statutory and regulatory requirements for approval and disclosure of investment management agreements. No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, all of the Board Members, including all of the Independent Board Members, concluded that the management fee rates under the Management Agreement and total expense ratios are reasonable in relation to the services provided by the Adviser to the Funds, as well as the costs incurred and benefits to be gained by the Adviser in providing such services, including the investment advisory and administrative components. The Board also found the investment management fees to be reasonable in comparison to the fees charged by advisers to other comparable funds of similar size. As a result, all of the Board Members, including the Independent Board Members voting separately, approved the continuation of the Management Agreement with respect to the Funds. The Independent Board Members were represented by independent legal counsel who assisted them in their deliberations.

AQR Funds	Annual Report	December 2016

61

Investment Adviser

AQR Capital Management, LLC

Two Greenwich Plaza, 4th Floor

Greenwich, CT 06830

Transfer Agent

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Custodian

JPMorgan Chase Bank, N.A.

4 Metro Tech Center

Brooklyn, NY 11245

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Administrator

JPMorgan Chase Bank, N.A.

70 Fargo Street

Boston, MA 02210

Independent Registered Public Accounting Firm

PricewaterhouseCoopers, LLP

300 Madison Avenue

New York, NY 10017

You may obtain a description of the AQR Funds proxy voting, policies, procedures and information regarding how each Fund voted proxies relating to portfolio securities during the 12-month period ending June 30th of each year (available by August 31st of that year) without charge, upon request, by calling 1-866-290-2688 or visiting the funds website https://funds.aqr.com, or by accessing the SEC’s website at www.SEC.gov. Such reports may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 202-551-8090.

The Fund files complete schedules of the portfolio holdings with the SEC for the first and third quarters on Form N-Q. The Form N-Q is available without charge, upon request, by calling 1-800-SEC-0330, or by accessing the SEC’s website, at www.SEC.gov. It may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ objectives and policies, experienced of its management, marketability of shares and other information.

AQR Funds

P.O. Box 2248, Denver, CO 80201-2248

p: +1.866.290.2688  |  w: https://funds.aqr.com

Item 2. Code of Ethics.

a).	As of the end of the period, December 31, 2016, the Registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12 (a)(1).

b).	Not Applicable.

c).	There has been no substantive amendments to the Registrant’s Code of Ethics during the fiscal year ended December 31, 2016 (“Reporting Period”).

d).	Registrant granted no waivers from the provisions of its Code of Ethics during the Reporting Period.

e).	Not Applicable.

f).	Attached.

Item 3. Audit Committee Financial Expert.

a).	The Registrant’s Board of Trustees has determined that its Audit Committee has two “audit committee financial experts”, as that term is defined under Items 3(b) and 3(c), serving on its Audit Committee. Messrs. L. Joe Moravy and Brian Posner, the Registrant’s audit committee financial experts, are “independent”, as that term is defined under Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Aggregate fees for professional services rendered for the AQR Funds by PricewaterhouseCoopers LLP for the years ended December 31, 2015 and December 31, 2016 were:

	2015	2016
Audit Fees (a)	$1,297,220	$1,334,337
Audit Related Fees (b)	$8,000	$5,500
Tax Fees (c)	$246,719	$315,253
All Other Fees (d)	$0	$90,000
Total:	$1,551,939	$1,745,090

(a)	Audit Fees: These fees relate to professional services rendered by PricewaterhouseCoopers LLP for the audits of the Registrant’s annual financial statements or services normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements. These services include the audits of the financial statements of the Registrant, issuance of consents and assistance with review of documents filed with the SEC.

(b)	Audit Related Fees: These fees relate to assurance and related services by PricewaterhouseCoopers LLP that are reasonably related to the performance of the audit of the Registrant’s December 31, 2015 and December 31, 2016 annual financial statements that are not reported under “Audit Fees” above. The audit related services provided by PricewaterhouseCoopers LLP for the year-ended December 31, 2015 and December 31, 2016 relate to procedures performed by PricewaterhouseCoopers LLP in connection with its review of the issuance of, and amendments to, the Registrant’s Registration Statement.

(c)	Tax Fees: These fees relate to professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice and tax planning. The tax services provided by PricewaterhouseCoopers LLP relate to the review of the Registrant’s federal and state income tax returns, excise tax calculations and the completion of an international taxation review.

(d)	All Other Fees: These fees relate to products and services provided by PricewaterhouseCoopers LLP other than those reported under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

(e)	Audit Committee Pre-approval Policies and Procedures:

(i)	Per Rule 2-01(c)(7)(A) and the charter of the Registrant’s Audit Committee, the Audit Committee approves and recommends the principal accountant for the Registrant, pre-approves (i) the principal accountant’s provision of all audit and permissible non-audit services to the Registrant (including the fees and other compensation to be paid to the principal accountant), and (ii) the principal accountant’s provision of any permissible non-audit services to the Registrant’s investment adviser (the “Adviser”), sub-adviser or any entity controlling, controlled by, or under common control with any investment adviser or sub-adviser, if the engagement relates directly to the operations of the financial reporting of the Trust.

(ii)	100% of services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(A) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of the hours expended on the principal accountant’s engagement to audit Registrant’s financial statements were attributed to work performed by persons other than the accountant’s full-time, permanent employees.

(g)	Disclose the aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the fiscal years ended December 31, 2015 and December 31, 2016: $416,799 and $91,800, respectively.

(h)	Not Applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant is an issuer as defined in Section 10A-3 of the Securities Exchange Act of 1934 and has a separately-designated standing Audit Committee in accordance with Section 3(a)(58)(A) of such Act. All of the Board’s independent Trustees, Timothy K. Armour, William L. Atwell, Gregg D. Behrens, L. Joe Moravy, Brian S. Posner and Mark A. Zurack, are members of the Audit Committee.

(b)	Not Applicable.

Item 6. Investments

(a)	Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	The Registrant made no divestments of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company & Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There have not been any changes in registrant’s control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act – Not Applicable.

(b)	Certification required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AQR Funds

/s/ Marco Hanig
Marco Hanig,
Principal Executive Officer
March 3, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Marco Hanig
Marco Hanig,
Principal Executive Officer
March 3, 2017

/s/ Heather Bonner
Heather Bonner,
Principal Financial Officer
March 3, 2017